UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)           (Zip code)
Randall W. Merk
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: April 30, 2009

Item 1: Report(s) to Shareholders.

Semiannual report dated April 30, 2009 enclosed.

Prospectus Supplements and
Semiannual Report Enclosed

Schwab Active Equity Funds

Schwab Premier Equity Fund®

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

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Schwab Active Equity Funds

Semiannual Report
April 30, 2009

Schwab Premier Equity Fund®

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for
the Report Period

Schwab Premier Equity Fund®

Investor Shares (Ticker Symbol: SWPNX)	-8.94%
Select Shares® (Ticker Symbol: SWPSX)	-8.90%
Benchmark: S&P 500® Index	-8.53%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 6-7

Schwab Core Equity Fundtm

(Ticker Symbol: SWANX)	-8.49%
Benchmark: S&P 500® Index	-8.53%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 8-9

Schwab Dividend Equity Fundtm

Investor Shares (Ticker Symbol: SWDIX)	-11.20%
Select Shares® (Ticker Symbol: SWDSX)	-11.03%
Benchmark: S&P 500® Index	-8.53%
Fund Category: Morningstar Large-Cap Value	-9.07%

Performance Details	pages 10-11

Schwab Large-Cap Growth Fundtm

Investor Shares (Ticker Symbol: SWLNX)	-5.80%
Select Shares® (Ticker Symbol: SWLSX)	-5.65%
Benchmark: Russell 1000 Growth Index	-1.52%
Fund Category: Morningstar Large-Cap Growth	-2.58%

Performance Details	pages 12-13

Schwab Small-Cap Equity Fundtm

Investor Shares (Ticker Symbol: SWSIX)	-7.94%
Select Shares® (Ticker Symbol: SWSCX)	-7.82%
Benchmark: S&P Small-Cap 600 Index	-8.47%
Benchmark: Russell 2000® Index	-8.40%
Fund Category: Morningstar Small-Cap Blend	-5.44%

Performance Details	pages 14-15

Schwab Hedged Equity Fundtm

Investor Shares (Ticker Symbol: SWHIX)	-4.23%
Select Shares® (Ticker Symbol: SWHEX)	-4.12%
Benchmark: S&P 500® Index	-8.53%
Fund Category: Morningstar Long-Short	-2.20%

Performance Details	pages 16-17

Schwab Financial Services Fundtm

(Ticker Symbol: SWFFX)	-18.92%
Benchmark: S&P 1500 SuperComposite Financials Sector Index	-27.33%
Fund Category: Morningstar Financial Services	-16.33%

Performance Details	pages 18-19

Schwab Health Care Fundtm

(Ticker Symbol: SWHFX)	-9.21%
Benchmark: S&P 1500 SuperComposite Health Care Sector Index	-8.84%
Fund Category: Morningstar Health Care	-6.77%

Performance Details	pages 20-21

Schwab® International Core Equity Fund

Investor Shares (Ticker Symbol: SICVX)[1]	-4.47%
Select Shares® (Ticker Symbol: SICSX)[1]	-4.35%
Institutional Shares (Ticker Symbol: SICNX)[1]	-4.26%
Benchmark: MSCI EAFE Index®(Gross)*	-2.35%
Fund Category: Morningstar Foreign Large-Cap Blend	-3.30%

Performance Details	pages 10-11

Minimum Initial Investment[2]

Investor Shares	$ 100
Select Shares®	$ 100
Institutional Shares	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

[2]	Please see prospectus for further detail and eligibility requirements.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

2 Schwab Active Equity Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months brought little respite from the effects of the economic recession. Eroding equity prices and financial instability continue to weigh on the minds of investors both personally and professionally; losses have been tough to bear, and achieving a sense of individual financial well-being has been a frustrating task.

Despite these difficulties it is important to keep planning for the future, and even if short-term and long-term financial goals have changed we must still aim to achieve them.

With this in mind, we’ve made a number of improvements to the Schwab Funds family of mutual funds making investing cheaper and easier for our clients. I am pleased to report that on May 5, 2009, we lowered expenses on Schwab Equity Index Funds and announced that we are simplifying share classes for Schwab equity and bond funds. Each Schwab equity and bond fund offers one low fund expense to investors regardless of how much they invest, starting at a low $100 minimum investment. Our goal is to make investing easier for our clients and the advisors who serve them−at a very low cost.

These enhancements are intended to help our clients continue to invest no matter what the market conditions may be. We hope that each and every client feels more comfortable planning for a financially secure future knowing that we are constantly working to make investing easier and more affordable.

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Active Equity Funds 3

The Investment Environment

Investment conditions in the U.S. financial marketplace remained tenuous as volatility and economic recession weighed on investors’ decision making, but improved during the last few months of the reporting period. The first four months of the period were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount a swift recovery. The last two months of the period were more bullish, helping to reduce earlier losses and, in some cases, pulling sectors and indices into positive territory. In the U.S., fixed income markets generally outperformed equities for the period as a whole, although yields on short-term Treasuries and other government-backed debt remained low.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and consumer confidence continued to reflect broad-based economic difficulty. GDP—the output of goods and services produced by labor and property located in the United States—contracted -6.3% in the fourth quarter of 2008 and -6.1% in the first quarter of 2009, according to advanced estimates. The first-quarter decline in GDP was primarily due to negative contributions from exports, private inventory investment, and equipment and software, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November 2008 to 8.9% in April of 2009. Consumer confidence improved in the last two months of the period, rising slightly in March to 26.9, and then to 39.2 in April. The increase was primarily driven by a more optimistic short-term economic outlook. Despite this improvement, consumer confidence remains relatively low.

When looking at the S&P 500 Index, which is usually seen as a bellwether for financial markets, returns were negative overall, but some sectors showed signs of improving. For the six-month period ending April 30, 2009, the S&P 500 Index returned -8.53%. By comparison, the Russell 1000 Index returned -7.39%. In the S&P 500, Financials declined the most, returning -29.13%, followed by Industrials and Energy, which returned -12.56% and -10.30%, respectively. Relatively better performing sectors were Information Technology and Consumer Discretionary, which returned 5.61% and 4.07%, respectively. In general, small and mid-sized corporations in the S&P 500 outperformed their larger counterparts. From a broad-market standpoint, growth stocks generally outperformed value, with the Russell 1000 Growth Index returning -1.52%, while the Russell 1000 Value Index returned -13.27%. Internationally, the MSCI EAFE Index (Gross) returned -2.35%, while the MSCI Emerging Markets Index (Net) returned 17.38%.

On the fixed income side, markets continued to be shaken by turmoil surrounding major financial and financial insurance corporations, but generally outperformed equity markets during the period. The Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital General Muni Bond Index returned 8.20%. TIPS and GNMA securities were also strong, with the Barclays Capital GNMA Index up 8.03% and the Barclays Capital U.S. TIPS Index up 9.46%. Short-term Treasury securities were also positive, but yields remained low as investors continued to see Treasuries as a safe haven. The Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-8.53%	S&P 500® Index: measures U.S. large-cap stocks

-8.40%	Russell 2000® Index: measures U.S. small-cap stocks

-2.35%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.74%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Active Equity Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Vivienne Hsu, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis at other investment firms.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Paul Alan Davis, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

Eric Thaller, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab International Core Equity Fund. Prior to joining the firm in January 2008, he worked for 12 years in quantitative analysis and asset management.

Schwab Active Equity Funds 5

Schwab Premier Equity Fund®

The Schwab Premier Equity Fund Investor Shares returned -8.94% during the period, underperforming the benchmark S&P 500 Index, which returned -8.53%. Relative to the benchmark, allocation and stock selection in Utilities, Materials, and Information Technology detracted most significantly from performance. Stock selection and allocation in Financials and Energy were the leading offsetting contributors. When looking at returns in the fund on a sector specific level, Utilities declined the most, returning -30%, followed by Industrials and Financials, which returned -20% and -17%, respectively. Telecomm Services, the best performing sector, returned 18%. The fund was overweight to companies with smaller market caps ($10 billion and below), which generally performed better than larger companies during the period. However, on a relative basis, the fund’s securities in this space generally underperformed the benchmark, limiting the overall impact of allocation on performance.

As of 04/30/09:

 Statistics

Number of Holdings	104
Weighted Average Market

Cap ($ x 1,000,000)	$26,980

Price/Earnings Ratio (P/E)	30.6

Price/Book Ratio (P/B)	1.6

Portfolio Turnover Rate[1]	44%

 Sector Weightings % of Investments

Information Technology	17.9%

Health Care	15.4%

Consumer Staples	12.6%

Energy	12.4%

Financials	10.9%

Consumer Discretionary	9.6%

Industrials	8.3%

Telecommunication Services	4.4%

Materials	3.1%

Utilities	3.1%

Other	2.3%

Total	100.0%

 Top Holdings % Net Assets2

States Street Institutional
  Liquid Reserves Fund - Institutional

Class	2.2%

Hewlett-Packard Co.	1.5%

Northrop Grumman Corp.	1.5%

The Goldman Sachs Group, Inc.	1.5%

Sybase, Inc.	1.4%

L-3 Communications Holdings, Inc.	1.4%

JPMorgan Chase & Co.	1.4%

Symantec Corp.	1.4%
International Business Machines

Corp.	1.4%

BMC Software, Inc.	1.4%

Total	15.1%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Active Equity Funds

 Schwab Premier Equity Fund®

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	3 Years	Since Inception

Investor Shares (3/21/05)	-8.94%	-36.67%	-13.62%	-5.64%
Select Shares (3/21/05)	-8.90%	-36.56%	-13.49%	-5.52%
Benchmark: S&P 500® Index	-8.53%	-35.31%	-10.76%	-5.32%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-11.15%	-5.29%

Fund Expense Ratios3: Investor Shares: 1.17% / Select Shares: 1.02%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Active Equity Funds 7

Schwab Core Equity Fundtm

The Schwab Core Equity Fund returned -8.49% for the period, narrowly outperforming the benchmark S&P 500 Index, which returned -8.53%. Relative to the benchmark, stock selection in Financials was the most significant beneficial contributor, while stock selection in Consumer Discretionary, Consumer Staples, and Utilities detracted from performance. Generally, sector stock selection benefited the fund, while sector allocations detracted. When looking at returns in the fund on a sector specific level, Utilities was the worst performing sector, returning -25%, followed by Financials and Consumer Staples, which returned -16% and -14%, respectively. Better performing sectors were Telecomm Services and Information Technology, which returned 15% and 6%, respectively. In terms of market capitalization, allocation to small-company stocks (less than $5 billion market cap) benefited the fund, as these companies generally had better returns. However, relative to the benchmark, stock selection in the small-cap space detracted from performance. Better performing securities in the fund included IBM and Symantec, while avoiding Citigroup and General Electric also benefited the fund. Securities detracting from performance were led by General Mills, NRG Energy, and Valero.

As of 04/30/09:

 Statistics

Number of Holdings	124
Weighted Average Market

Cap ($ x 1,000,000)	$63,007

Price/Earnings Ratio (P/E)	19.6

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate[1]	22%

 Sector Weightings % of Investments

Information Technology	20.5%

Health Care	15.8%

Financials	13.9%

Consumer Staples	12.0%

Energy	11.8%

Industrials	11.0%

Consumer Discretionary	8.1%

Utilities	2.3%

Telecommunication Services	2.1%

Materials	1.9%

Other	0.6%

Total	100.0%

 Top Holdings % Net Assets2

International Business Machines

Corp.	5.5%

Hewlett-Packard Co.	4.5%

Exxon Mobil Corp.	4.1%

JPMorgan Chase & Co.	3.6%

Raytheon Co.	3.5%

Lockheed Martin Corp.	3.0%

The Procter & Gamble Co.	2.5%

Pfizer, Inc.	2.4%

Wal-Mart Stores, Inc.	2.4%

Chevron Corp.	2.0%

Total	33.5%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Active Equity Funds

 Schwab Core Equity Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	5 Years	10 Years

Fund: Schwab Core Equity Fundtm (7/1/96)	-8.49%	-32.18%	-0.83%	-1.24%
Benchmark: S&P 500®Index	-8.53%	-35.31%	-2.70%	-2.48%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.75%

Fund Expense Ratios3: Net 0.75%; Gross 0.78%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Active Equity Funds 9

Schwab Dividend Equity Fundtm

The Schwab Dividend Equity Fund Investor Shares returned -11.20% for the period, underperforming the benchmark S&P 500 Index, which returned -8.53%. Underperformance was primarily attributable to the fund’s focus on dividend paying stocks which underperformed non-dividend stocks during the period. Unlike the benchmark, which is comprised of both dividend and non-dividend paying stocks, the fund primarily holds companies that pay dividends. Specifically, allocation and stock selection in Information Technology and Health Care, and stock selection in Consumer Staples detracted most significantly from performance. Stock selection and allocation in Financials, and stock selection in Industrials were the leading offsetting contributors. When looking at returns in the fund on a sector specific level, Financials declined the most, returning -23%, followed by Consumer Staples and Health Care, which returned -15% and -12%, respectively. Telecomm Services, the best performing sector, returned 8%. From a market capitalization perspective, small companies generally outperformed their larger counterparts. Allocation to small companies benefited the fund, but stock selection in small and mid-sized corporations detracted. In terms of overall stock selection, an overweight to D.R. Horton was the leading contributor, while avoiding Citigroup, General Electric, and Wells Fargo also helped. Securities detracting from performance were led by Sun Trust Bank, Inc. and General Mills.

As of 04/30/09:

 Statistics

Number of Holdings	114
Weighted Average Market

Cap ($ x 1,000,000)	$50,014

Price/Earnings Ratio (P/E)	25.7

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	17%

 Sector Weightings % of Investments

Health Care	14.4%

Financials	14.4%

Information Technology	13.9%

Consumer Staples	11.9%

Industrials	11.9%

Energy	11.3%

Consumer Discretionary	9.3%

Utilities	5.2%

Telecommunications Services	4.2%

Materials	1.3%

Other	2.2%

Total	100.0%

 Top Holdings % Net Assets2

JPMorgan Chase & Co.	2.3%
International Business Machines

Corp.	2.3%

Occidental Petroleum Corp.	2.2%

Raytheon Co.	2.0%

Exxon Mobil Corp.	2.0%

Johnson & Johnson	1.8%

Microsoft Corp.	1.8%

McDonald’s Corp.	1.8%

Chevron Corp.	1.8%

Wyeth	1.8%

Total	19.8%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Active Equity Funds

 Schwab Dividend Equity Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor Shares (9/2/03)	-11.20%	-32.22%	-1.05%	1.80%
Select Shares (9/2/03)	-11.03%	-32.05%	-0.89%	1.95%
Benchmark: S&P 500®Index	-8.53%	-35.31%	-2.70%	-0.56%
Fund Category: Morningstar Large-Cap Value	-9.07%	-36.27%	-2.73%	-0.28%

Fund Expense Ratios3: Investor Shares: 1.04% / Select Shares: 0.89%

 Style Assessment4

 Yields1

SEC Yield
Investor Shares	2.87%
Select Shares	3.01%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Active Equity Funds 11

Schwab Large-Cap Growth Fundtm

The Schwab Large-Cap Growth Fund Investor Shares returned -5.80% during the period, underperforming the benchmark Russell 1000 Growth Index, which returned -1.52%. Relative to the benchmark, allocation and stock selection in Consumer Discretionary and Industrials, and stock selection in Consumer Staples and Health Care detracted most significantly from performance. Stock selection and allocation in Financials led offsetting contributors. When looking at returns in the fund on a sector specific level, Utilities declined the most, returning -25%, followed by Consumer Staples and Health Care, which returned -15% and -10%, respectively. Telecomm Services, the best performing sector, returned 21%. In terms of market capitalization, stock selection in companies with smaller market caps detracted from performance relative to the benchmark. In terms of overall stock selection, an overweight to BMC Software and an underweight to Abbott Labs led positive performance contributors. Securities detracting from performance were led by overweights to General Mills, Covanta Holdings Corp., and Apollo Group.

As of 04/30/09:

 Statistics

Number of Holdings	104
Weighted Average Market

Cap ($ x 1,000,000)	$57,124

Price/Earnings Ratio (P/E)	17.0

Price/Book Ratio (P/B)	2.7

Portfolio Turnover Rate[1]	27%

 Sector Weightings % of Investments

Information Technology	34.3%

Health Care	14.5%

Industrials	12.0%

Consumer Staples	11.0%

Consumer Discretionary	10.0%

Energy	6.3%

Financials	4.3%

Materials	2.0%

Telecommunication Services	1.2%

Utilities	0.3%

Other	4.1%

Total	100.0%

 Top Holdings % Net Assets2

International Business Machines

Corp.	4.7%

Hewlett-Packard Co.	4.2%

Apple, Inc.	3.3%

Exxon Mobil Corp.	3.1%

Microsoft Corp.	3.0%

Accenture Ltd., Class A	2.9%

Lockheed Martin Corp.	2.9%

MBC Software, Inc.	2.7%
iShares Russell 1000 Growth

Index Fund	2.6%

Cisco Systems, Inc.	2.5%

Total	31.9%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Active Equity Funds

 Schwab Large-Cap Growth Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	3 Years	Since Inception

Investor Shares (10/3/05)	-5.80%	-31.07%	-9.67%	-6.82%
Select Shares (10/3/05)	-5.65%	-30.94%	-9.48%	-6.65%
Benchmark: Russell 1000 Growth Index	-1.52%	-31.57%	-8.49%	-5.63%
Fund Category: Morningstar Large-Cap Growth	-2.58%	-33.51%	-10.02%	-6.53%

Fund Expense Ratios3: Investor Shares: 1.16% / Select Shares: Net 0.99%; Gross 1.01%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Active Equity Funds 13

Schwab Small-Cap Equity Fundtm

The Schwab Small-Cap Equity Fund Investor Shares returned -7.94% during the period, outperforming the benchmark S&P 600 Index, which returned -8.47%. Relative to the benchmark, stock selection and allocation in Financials and Industrials, and stock selection in Health Care, were the most significant beneficial contributors, while stock selection in Utilities acted to offset. Generally, both sector stock selection and allocation benefited the fund. When looking at returns in the fund on a sector specific level, Energy was the worst performing sector, returning -27%, followed by Utilities and Telecomm Services, which returned -25% and -21%, respectively. Better performing sectors were Consumer Discretionary and Consumer Staples, which returned 9% and 6%, respectively. In terms of market capitalization, stock selection in companies with larger market caps benefited the fund relative to the benchmark, while allocation in this space acted to offset. In terms of overall stock selection, overweights to Hot Topic, EMCOR Group, and Sybase were the leading performance contributors. Securities detracting from performance were led by overweights to SVB Financial Group, Mirant Corp, and W&T Offshore, Inc.

As of 04/30/09:

 Statistics

Number of Holdings	358
Weighted Average Market

Cap ($ x 1,000,000)	$1,059

Price/Earnings Ratio (P/E)	-38.6

Price/Book Ratio (P/B)	1.3

Portfolio Turnover Rate[1]	40%

 Sector Weightings % of Investments

Information Technology	19.5%

Financials	16.9%

Industrials	16.8%

Consumer Discretionary	15.6%

Health Care	12.9%

Materials	4.1%

Consumer Staples	4.0%

Utilities	3.6%

Energy	3.2%

Telecommunication Services	0.8%

Other	2.6%

Total	100.0%

 Top Holdings % Net Assets2

Emulex Corp.	1.5%

UMB Financial Corp.	1.2%

EMCOR Group, Inc.	1.2%

Sybase, Inc.	1.2%

Hot Topic, Inc.	1.2%
Watson Wyatt Worldwide, Inc.,

Class A	1.2%

Mirant Corp.	1.2%

AMERIGROUP Corp.	1.2%

Hewitt Associates, Inc., Class A	1.2%

Synopsys, Inc.	1.2%

Total	12.3%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small company stocks are subject to greater volatility than other asset classes.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Active Equity Funds

 Schwab Small-Cap Equity Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor Shares (7/1/03)	-7.94%	-33.77%	-1.95%	3.17%
Select Shares (7/1/03)	-7.82%	-33.62%	-1.77%	3.35%
Benchmark: S&P Small-Cap 600 Index	-8.47%	-30.05%	-0.13%	3.96%
Benchmark: Russell 2000® Index	-8.40%	-30.74%	-1.45%	2.74%
Fund Category: Morningstar Small-Cap Blend	-5.44%	-32.07%	-1.74%	2.48%

Fund Expense Ratios3: Investor Shares: 1.27% / Select Shares: 1.12%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Active Equity Funds 15

Schwab Hedged Equity Fundtm

The Schwab Hedged Equity Fund Investor Shares returned -4.23% for the period, outperforming the benchmark S&P 500 Index, which returned -8.53%. Relative to the benchmark, outperformance was primarily due to the fund’s long positions. Short positions also added value, but to a lesser degree. In particular, allocation and stock selection on the long side in the Financials sector was a positive performance contributor, improving returns against the index’s worst performing sector. Both long and short positions in the Industrials sector were also significant contributors to relative outperformance. Detracting from performance were long and short positions in the Materials sector and the Utilities sector. In terms of overall stock selection, positive performance contributors on the long side were led by an overweight to BMC Software, avoiding Bank of America, and an overweight to Sybase. Securities detracting from performance were led by overweights to SunTrust Banks, W&T Offshore, Inc., and SVB Financial Group.

As of 04/30/09:

 Statistics

Number of Holdings

Long Holdings	154

Short Positions	103
Weighted Average Market
  Cap ($ x 1,000,000)

Long Holdings	$18,318

Short Positions	$10,765
Price/Earnings Ratio (P/E)

Long Holdings	96.2

Short Positions	(59.0)
Price/Book Ratio (P/B)

Long Holdings	1.6

Short Positions	2.2

Portfolio Turnover Rate[1]	90%
Portfolio Turnover Rate

excluding short sales[1]	59%

 Top Long Holdings % of Net Assets2

Sybase, Inc.	2.6%

Anadarko Petroleum Corp.	2.5%

Raytheon Co.	2.5%

EMCOR Group, Inc.	2.2%

BMC Software, Inc.	2.2%

Total	12.0%

 Top Short Holdings % of Net Assets2

Leucadia National Corp.	1.0%

Texas Industries, Inc.	0.9%

Staples, Inc.	0.9%

The Boeing Co.	0.8%

Caterpillar, Inc.	0.8%

Total	4.4%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Active Equity Funds

 Schwab Hedged Equity Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor Shares (3/1/05)	-4.23%	-19.58%	n/a	-2.06%
Select Shares (9/3/02)	-4.12%	-19.41%	1.37%	4.11%
Benchmark: S&P 500® Index	-8.53%	-35.31%	-2.70%	(3/1/05) -5.49%
				(9/3/02) 1.24%
Fund Category: Morningstar Long-Short	-2.20%	-13.50%	1.56%	(3/1/05) 0.09%
				(9/3/02) 2.33%

Fund Expense Ratios3: Investor Shares: Net 1.88%; Gross 2.34% / Select Shares: Net 1.72%; Gross 2.19%

The Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Includes dividend expense on securities sold short. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Active Equity Funds 17

Schwab Financial Services Fundtm

The Schwab Financial Services Fund returned -18.92% during the period, outperforming the benchmark S&P 1500 SuperComposite Financials Sector Index, which returned -27.33%. Relative to the benchmark, stock selection and allocation in Asset Management & Custody Banks and Diversified Financial Services, along with allocation in Data Processing & Outsourced Services and Diversified Banks were the most significant beneficial contributors. Stock selection in Investment Banking & Brokerage and allocation in Regional Banks acted to offset. When looking at returns in the fund on an industry group specific level, Thrifts & Mortgage Finance was the worst performing industry sub-group, returning -51%, followed by Diversified Financial Services and Regional Banks, which returned -44% and -42%, respectively. Better performing sectors were Data Processing & Outsourced Services and Specialized Finance, which returned 18% and 13%, respectively. In terms of market capitalization, allocation benefited the fund across cap levels relative to the benchmark, while stock selection in medium and large corporations also added value. In terms of overall stock selection, an underweight to Bank of America, an overweight to Ameriprise Financial, and an underweight to Citigroup were the leading contributors. Securities detracting from performance were led by an overweight to Sun Trust Banks, Inc., an underweight to Morgan Stanley, and an overweight to SVB Financial Group.

As of 04/30/09:

 Statistics

Number of Holdings	80
Weighted Average Market

Cap ($ x 1,000,000)	$24,432

Price/Earnings Ratio (P/E)	-197.1

Price/Book Ratio (P/B)	0.9

Portfolio Turnover[1]	13%

 Industry Weightings % of Investments

Diversified Financials	43.0%

Insurance	24.0%

Banks	16.4%

Software and Services	5.8%

Real Estate	5.7%
Commercial and Professional

Services	0.3%

Media	0.2%

Other	4.6%

Total	100.0%

 Top Holdings % Net Assets2

JPMorgan Chase & Co.	6.4%

The Goldman Sachs Group, Inc.	5.5%

Ameriprise Financial, Inc.	4.8%

MasterCard, Inc., Class A	3.4%

Northern Trust Corp.	3.4%

The Travelers Cos., Inc.	3.3%

Bank of America Corp.	3.2%

The Chubb Corp.	2.9%

Bank of New York Mellon Corp.	2.7%

Morgan Stanley	2.6%

Total	38.2%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Active Equity Funds

 Schwab Financial Services Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	5 Years	Since Inception

Fund: Schwab Financial Services Fundtm (7/3/00)	-18.92%	-45.61%	-6.73%	-0.79%
Benchmark: S&P 1500 SuperComposite Financials Sector Index	-27.33%	-55.02%	-13.64%	-4.91%
Fund Category: Morningstar Financial Services	-16.33%	-43.80%	-9.11%	-0.21%

Fund Expense Ratio3: 0.94%

Since the Financial Services Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 19

Schwab Health Care Fundtm

The Schwab Health Care Fund returned -9.21% for the period, underperforming the benchmark S&P 1500 SuperComposite Health Care Sector Index, which returned -8.84%. Relative to the benchmark, allocation and stock selection in Health Care Equipment, Pharmaceuticals, and Managed Health Care detracted most significantly from performance. Stock selection in Biotechnology and allocation in Health Care Services led offsetting contributors. When looking at returns in the fund on an industry group specific level, Health Care Equipment and Health Care Supplies declined the most among major industry sub-groups, returning -16% and -15%, respectively. Health Care Technology, the best performing sector, returned 50%. From a market capitalization perspective, stock selection generally detracted across cap levels, while allocation acted to offset, relative to the benchmark. In terms of overall stock selection, Watson Pharmaceuticals, Pfizer, and Express Scripts were the leading contributors. Securities detracting from performance were led by an underweight to Wyeth, avoiding Wellpoint, and an overweight to Baxter International.

As of 04/30/09:

 Statistics

Number of Holdings	118
Weighted Average Market

Cap ($ x 1,000,000)	$31,349

Price/Earnings Ratio (P/E)	16.7

Price/Book Ratio (P/B)	2.0

Portfolio Turnover[1]	16%

 Industry Weightings % of Investments

Pharmaceuticals, Biotechnology

& Life Sciences	57.4%

Healthcare-Services	34.8%

Diversified Financials	0.9%

Real Estate	0.9%

Capital Goods	0.3%

Materials	0.1%

Other	5.6%

Total	100.0%

 Top Holdings % Net Assets2

Johnson & Johnson	5.8%

Amgen, Inc.	4.9%

Pfizer, Inc.	4.5%

Baxter International, Inc.	4.3%

Express Scripts, Inc.	3.9%

Merck & Co., Inc.	3.5%

Abbott Laboratories	3.5%

Watson Pharmaceuticals, Inc.	3.3%

Thermo Fisher Scientific, Inc.	2.7%

Biogen Idec, Inc.	2.7%

Total	39.1%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

20 Schwab Active Equity Funds

 Schwab Health Care Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	5 Years	Since Inception

Fund: Schwab Health Care Fundtm (7/3/00)	-9.21%	-22.65%	1.83%	1.94%
Benchmark: S&P 1500 SuperComposite Health Care Sector Index	-8.84%	-22.20%	-2.69%	-1.82%
Fund Category: Morningstar Health Care	-6.77%	-21.57%	-1.36%	-0.86%

Fund Expense Ratio3: 0.82%

Since the Health Care Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 21

Schwab® International Core Equity Fund

The Schwab International Core Equity Fund Investor Shares returned -4.47% for the period underperforming the benchmark MSCI EAFE Index (Gross), which returned -2.35%. From an industry group standpoint, Materials, Real Estate, and Technology Hardware & Equipment detracted most significantly relative to the benchmark. Positive contributors were led by Utilities, Automobiles & Components, and Energy. When looking at returns in the fund on an industry group specific level, Pharmaceuticals Biotechnology & Life Sciences detracted most, returning -11.64%, followed by Banks, which returned -7.70%. Positive contributors included Energy, up 4.02% and Capital Goods, up 11.50%. The fund maintained regional weights that were very close to those of the benchmark; in continental Europe, which represented 41% of the fund, stock selection was a positive contributor to performance; in Asia, which represented 38% of the fund, stock selection detracted from performance. The fund’s UK holding represented 19% of the fund. In terms of overall stock selection, positive performance contributors were led by Tullett Prebon Group, and Petrofac, while avoiding Volkswagen also helped the fund. Securities detracting from performance were led by Lloyds Banking Group, Alpha Bank, and Resona Holdings.

As of 04/30/09:
 Country Weightings % of Investments

Japan	23.5%

United Kindom	19.1%

France	9.2%

Germany	8.5%

Australia	5.7%

Spain	5.1%

Switzerland	5.1%

United States	3.9%

Hong Kong	3.1%

Other Countries	16.8%

Total	100.0%

 Statistics

Number of Holdings	180
Weighted Average Market

Cap ($ x 1,000,000)	$27,170

Price/Earnings Ratio (P/E)	12.0

Price/Book Ratio (P/B)	1.2

Portfolio Turnover Rate[1]	52%

 Sector Weightings % of Investments

Financials	19.9%

Industrials	13.4%

Consumer Discretionary	10.6%

Health Care	10.4%

Consumer Staples	9.2%

Energy	9.2%

Materials	9.0%

Utilities	5.9%

Information Technology	4.9%

Telecommunication Services	4.5%

Other	3.0%

Total	100.0%

 Top Holdings % Net Assets2

State Street Institutional

Liquid Reserves Fund	2.9%

Telefonica S.A.	1.9%

BP plc	1.8%

Sanofi-Aventis	1.8%

Royal Dutch Shell plc, B Share	1.7%

Novartis AG - Reg’d	1.7%

Banco Santander S.A.	1.6%

GlaxoSmithKline PLC	1.5%

France Telecom S.A.	1.4%

Nestle S.A. - Reg’d	1.3%

Total	17.6%

The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

22 Schwab Active Equity Funds

 Schwab® International Core Equity Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1,2

Fund Class and Inception Date	6 Months	Since Inception

Investor Shares (5/30/08)	-4.47%	-44.11%
Select Shares (5/30/08)	-4.35%	-44.04%
Institutional Shares (5/30/08)	-4.26%	-43.99%
Benchmark: MSCI EAFE Index®(Gross)*	-2.35%	-42.75%
Fund Category: Morningstar Foreign Large-Cap Blend	-3.30%	-44.07%

Fund Expense Ratios3: Investor Shares: Net 1.10%; Gross 1.65% / Select Shares: Net 0.95%; Gross 1.50% /
             Institutional Shares: Net 0.86%; Gross 1.50%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Active Equity Funds 23

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning November 1, 2008 and held through April 30, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab Premier Equity Fund®*
Investor Shares
Actual Return	1.21%	$1,000	$910.60	$5.73
Hypothetical 5% Return	1.21%	$1,000	$1,018.79	$6.06
Select Shares®
Actual Return	1.06%	$1,000	$911.00	$5.02
Hypothetical 5% Return	1.06%	$1,000	$1,019.54	$5.31

Schwab Core Equity Fundtm
Actual Return	0.75%	$1,000	$915.10	$3.56
Hypothetical 5% Return	0.75%	$1,000	$1,021.08	$3.76

Schwab Dividend Equity Fundtm*
Investor Shares
Actual Return	1.06%	$1,000	$888.00	$4.96
Hypothetical 5% Return	1.06%	$1,000	$1,019.54	$5.31
Select Shares
Actual Return	0.91%	$1,000	$889.70	$4.26
Hypothetical 5% Return	0.91%	$1,000	$1,020.28	$4.56

Schwab Large-Cap Growth Fundtm*
Investor Shares
Actual Return	1.19%	$1,000	$942.00	$5.73
Hypothetical 5% Return	1.19%	$1,000	$1,018.89	$5.96
Select Shares
Actual Return	0.99%	$1,000	$943.50	$4.77
Hypothetical 5% Return	0.99%	$1,000	$1,019.89	$4.96

Schwab Small-Cap Equity Fundtm*
Investor Shares
Actual Return	1.30%	$1,000	$920.60	$6.19
Hypothetical 5% Return	1.30%	$1,000	$1,018.35	$6.51
Select Shares
Actual Return	1.12%	$1,000	$921.80	$5.34
Hypothetical 5% Return	1.12%	$1,000	$1,019.24	$5.61

*	Effective May 5, 2009, the expense limitation for all share classes has been reduced. See Financial Note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

24 Schwab Active Equity Funds

Fund Expenses (Unaudited) continued

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab Hedged Equity Fundtm*
Investor Shares
Actual Return	2.44%	$1,000	$957.70	$11.84
Hypothetical 5% Return	2.44%	$1,000	$1,012.69	$12.18
Select Shares
Actual Return	2.27%	$1,000	$958.80	$11.02
Hypothetical 5% Return	2.27%	$1,000	$1,013.54	$11.33

Schwab Financial Services Fundtm
Actual Return	1.02%	$1,000	$810.80	$4.58
Hypothetical 5% Return	1.02%	$1,000	$1,019.74	$5.11

Schwab Health Care Fundtm
Actual Return	0.84%	$1,000	$907.90	$3.97
Hypothetical 5% Return	0.84%	$1,000	$1,020.63	$4.21

Schwab® International Core Equity Fund*
Investor Shares
Actual Return	1.10%	$1,000	$955.30	$5.33
Hypothetical 5% Return	1.10%	$1,000	$1,019.34	$5.51
Select Shares®
Actual Return	0.95%	$1,000	$956.50	$4.61
Hypothetical 5% Return	0.95%	$1,000	$1,020.08	$4.76
Institutional Shares
Actual Return	0.86%	$1,000	$957.40	$4.17
Hypothetical 5% Return	0.86%	$1,000	$1,020.53	$4.31

*	Effective May 5, 2009, the expense limitation for all share classes has been reduced. See Financial Note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

Schwab Active Equity Funds 25

Schwab Premier Equity Fund®

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	3/21/05[1] –
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.04	13.98	12.50	10.70	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.03	0.01	0.02
Net realized and unrealized gains (losses)	(0.75)	(5.10)	1.46	1.83	0.68

Total from investment operations	(0.72)	(5.05)	1.49	1.84	0.70
Less distributions:
Distributions from net investment income	(0.04)	(0.03)	(0.01)	(0.04)	—
Distributions from net realized gains	—	(0.86)	—	—	—

Total distributions	(0.04)	(0.89)	(0.01)	(0.04)	—

Net asset value at end of period	7.28	8.04	13.98	12.50	10.70

Total return (%)	(8.94)[2]	(38.37)	11.89	17.22	7.00	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.21 [3]	1.17	1.16 [4]	1.17	0.78	[3]
Gross operating expenses	1.21 [3]	1.17	1.16	1.18	1.23	[3]
Net investment income (loss)	0.63 [3]	0.35	0.18	0.01	0.52	[3]
Portfolio turnover rate	44 [2]	92	72	73	33	[2]
Net assets, end of period ($ x 1,000,000)	182	261	663	690	364

	11/1/08–	11/1/07–	11/1/06–	11/1/05 –	3/21/05[1] –
Select Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.05	14.01	12.51	10.71	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.04	0.02	0.03
Net realized and unrealized gains (losses)	(0.75)	(5.11)	1.48	1.83	0.68

Total from investment operations	(0.72)	(5.05)	1.52	1.85	0.71
Less distributions:
Distributions from net investment income	(0.06)	(0.05)	(0.02)	(0.05)	—
Distributions from net realized gains	—	(0.86)	—	—	—

Total distributions	(0.06)	(0.91)	(0.02)	(0.05)	—

Net asset value at end of period	7.27	8.05	14.01	12.51	10.71

Total return (%)	(8.90)[2]	(38.32)	12.20	17.28	7.10	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.06 [3]	1.02	1.01	1.02	0.68	[3]
Gross operating expenses	1.06 [3]	1.02	1.01	1.03	1.08	[3]
Net investment income (loss)	0.77 [3]	0.50	0.32	0.17	0.63	[3]
Portfolio turnover rate	44 [2]	92	72	73	33	[2]
Net assets, end of period ($ x 1,000,000)	347	441	983	857	481

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.15% if interest expenses had not been included.

26 See financial notes

 Schwab Premier Equity Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.6%	Common Stock	580,223	516,546
2.2%	Other Investment Company	11,450	11,450
0.1%	Short-Term Investments	640	640

99.9%	Total Investments	592,313	528,636
0.1%	Other Assets and Liabilities, Net		698

100.0%	Total Net Assets		529,334

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 97.6% of net assets

Banks 0.8%
SunTrust Banks, Inc.	200,000	2,888
UMB Financial Corp.	35,000	1,602

		4,490

Capital Goods 6.6%
Dover Corp.	150,000	4,617
Fluor Corp.	125,000	4,734
General Electric Co.	275,000	3,479
L-3 Communications Holdings, Inc.	100,000	7,615
Northrop Grumman Corp.	160,000	7,736
Raytheon Co.	150,000	6,784

		34,965

Commercial & Professional Supplies 0.9%
Covanta Holding Corp. *	325,000	4,586

Consumer Durables & Apparel 1.0%
The Warnaco Group, Inc. *	175,000	5,047

Consumer Services 2.8%
Apollo Group, Inc., Class A *	50,000	3,148
Bally Technologies, Inc. *	125,000	3,272
McDonald’s Corp.	65,000	3,464
Yum! Brands, Inc.	150,000	5,002

		14,886

Diversified Financials 5.1%
JPMorgan Chase & Co.	230,000	7,590
Morgan Stanley	225,000	5,319
Northern Trust Corp.	115,000	6,251
The Goldman Sachs Group, Inc.	60,000	7,710

		26,870

Energy 12.4%
Anadarko Petroleum Corp.	165,000	7,105
Chevron Corp.	105,000	6,940
ENSCO International, Inc.	185,000	5,232
Exxon Mobil Corp.	100,000	6,667
General Maritime Corp.	200,000	1,986
Murphy Oil Corp.	115,000	5,487
Nabors Industries Ltd. *	475,000	7,225
National-Oilwell Varco, Inc. *	220,000	6,661
Occidental Petroleum Corp.	120,000	6,755
Tidewater, Inc.	125,000	5,406
Valero Energy Corp.	300,000	5,952

		65,416

Food & Staples Retailing 2.7%
Safeway, Inc.	270,000	5,332
The Kroger Co.	275,000	5,945
Winn-Dixie Stores, Inc. *	275,000	3,152

		14,429

Food, Beverage & Tobacco 7.5%
Altria Group, Inc.	375,000	6,124
Archer-Daniels-Midland Co.	225,000	5,539
ConAgra Foods, Inc.	225,000	3,983
Constellation Brands, Inc., Class A *	375,000	4,346
General Mills, Inc.	100,000	5,069
Hansen Natural Corp. *	130,000	5,299
The Hershey Co.	150,000	5,421
The Pepsi Bottling Group, Inc.	120,000	3,752

		39,533

Health Care Equipment & Services 6.8%
Baxter International, Inc.	85,000	4,123
CIGNA Corp.	260,000	5,125
Express Scripts, Inc. *	85,000	5,437
Gen-Probe, Inc. *	75,000	3,612
Humana, Inc. *	100,000	2,878
McKesson Corp.	125,000	4,625
Omnicare, Inc.	200,000	5,142
Quest Diagnostics, Inc.	100,000	5,133

		36,075

Household & Personal Products 2.4%
Alberto-Culver Co.	240,000	5,350
Church & Dwight Co., Inc.	135,000	7,345

		12,695

See financial notes 27

 Schwab Premier Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Insurance 5.0%
Aon Corp.	100,000	4,220
Prudential Financial, Inc.	175,000	5,054
The Chubb Corp.	145,000	5,648
The Travelers Cos., Inc.	150,000	6,171
Unum Group	325,000	5,310

		26,403

Materials 3.1%
MeadWestvaco Corp.	350,000	5,481
Owens-Illinois, Inc. *	225,000	5,488
Rock-Tenn Co., Class A	150,000	5,664

		16,633

Media 1.7%
The Interpublic Group of Cos., Inc. *	900,000	5,634
Time Warner, Inc.	155,000	3,384

		9,018

Pharmaceuticals, Biotechnology & Life Sciences 8.5%
Abbott Laboratories	75,000	3,139
Amgen, Inc. *	100,000	4,847
Biogen Idec, Inc. *	75,000	3,625
Bristol-Myers Squibb Co.	250,000	4,800
Forest Laboratories, Inc. *	275,000	5,965
Johnson & Johnson	95,000	4,974
King Pharmaceuticals, Inc. *	450,000	3,546
Pfizer, Inc.	350,000	4,676
Warner Chilcott Ltd., Class A *	350,000	3,427
Watson Pharmaceuticals, Inc. *	200,000	6,188

		45,187

Retailing 4.1%
Amazon.com, Inc. *	50,000	4,026
Family Dollar Stores, Inc.	150,000	4,978
Macy’s, Inc.	475,000	6,498
The Gap, Inc.	400,000	6,216

		21,718

Semiconductors & Semiconductor Equipment 1.6%
FEI Co. *	250,000	4,295
LSI Corp. *	1,100,000	4,224

		8,519

Software & Services 7.6%
Affiliated Computer Services, Inc., Class A *	110,000	5,322
BMC Software, Inc. *	215,000	7,454
Sybase, Inc. *	225,000	7,641
Symantec Corp. *	440,000	7,590
Synopsys, Inc. *	340,000	7,405
Western Union Co.	300,000	5,025

		40,437

Technology Hardware & Equipment 8.7%
Cisco Systems, Inc. *	325,000	6,279
EMC Corp. *	275,000	3,446
Hewlett-Packard Co.	215,000	7,736
Ingram Micro, Inc., Class A *	275,000	3,993
International Business Machines Corp.	72,500	7,483
JDS Uniphase Corp. *	800,000	3,688
NCR Corp. *	450,000	4,567
Tellabs, Inc. *	700,000	3,668
Teradata Corp. *	300,000	5,016

		45,876

Telecommunication Services 4.4%
American Tower Corp., Class A *	150,000	4,764
Sprint Nextel Corp. *	1,300,000	5,668
Telephone & Data Systems, Inc.	195,000	5,591
Verizon Communications, Inc.	150,000	4,551
Windstream Corp.	300,000	2,490

		23,064

Transportation 0.8%
Alaska Air Group, Inc. *	250,000	4,195

Utilities 3.1%
DTE Energy Co.	125,000	3,696
Exelon Corp. *	110,000	5,075
Mirant Corp. *	325,000	4,137
NRG Energy, Inc. *	200,000	3,596

		16,504

Total Common Stock (Cost $580,223)		516,546

	Number
	of Shares	Value
Security	($ x 1,000)	($ x 1,000)

Other Investment Company 2.2% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	11,450,061	11,450

Total Other Investment Company (Cost $11,450)		11,450

	Face/Maturity
Issuer	Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bill
0.16%, 06/18/09 (a)	600	600

28 See financial notes

 Schwab Premier Equity Fund

Portfolio Holdings (Unaudited) continued

	Face/Maturity
Issuer	Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

0.07%, 06/18/09 (a)	40	40

Total Short-Term Investments (Cost $640)		640

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $592,793 and the unrealized appreciation and depreciation were $38,670 and ($102,827), respectively, with a net depreciation of ($64,157).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	125	5,438	622

See financial notes 29

 Schwab Premier Equity Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $592,313)		$528,636
Receivables:
Investments sold		2,196
Dividends		385
Fund shares sold		336
Due from brokers for futures		5
Interest	+	6

Total assets		531,564

Liabilities
Payables:
Investments bought		1,311
Investment adviser and administrator fees		39
Transfer agent and shareholder services fees		7
Fund shares redeemed		792
Trustees’ fees		1
Accrued expenses	+	80

Total liabilities		2,230

Net Assets
Total assets		531,564
Total liabilities	−	2,230

Net assets		$529,334
Net Assets by Source
Capital received from investors		817,538
Net investment income not yet distributed		685
Net realized capital losses		(225,834)
Net unrealized capital losses		(63,055)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$182,393		25,059		$7.28
Select Shares	$346,941		47,714		$7.27

30 See financial notes

 Schwab Premier Equity Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends		$5,038
Interest	+	31

Total investment income		5,069

Net Realized Gains and Losses
Net realized losses on investments		(165,225)
Net realized losses on futures contracts	+	(5,197)

Net realized losses		(170,422)

Net Unrealized Gains and Losses
Net unrealized gains on investments		99,080
Net unrealized gains on futures contracts	+	3,290

Net unrealized gains		102,370

Expenses
Investment adviser and administrator fees		2,505
Transfer agent and shareholder service fees:
Investor Shares		250
Select Shares		176
Shareholder reports		59
Registration fees		26
Portfolio accounting fees		26
Professional fees		19
Custodian fees		11
Trustees’ fees		8
Other expenses	+	7

Net expenses		3,087

Increase (Decrease) in Net Assets from Operations
Total investment income		5,069
Net Expenses	−	3,087

Net investment income		1,982
Net realized losses		(170,422)
Net unrealized gains	+	102,370

Decrease in net assets from operations		($66,070)

See financial notes 31

 Schwab Premier Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods; unaudited. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$1,982	$5,310
Net realized losses		(170,422)	(55,087)
Net unrealized gains (losses)	+	102,370	(457,934)

Decrease in net assets from operations		(66,070)	(507,711)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		1,202	1,212
Select Shares	+	3,171	3,379

Total distributions from net investment income		4,373	4,591

Distributions from net realized gains
Investor Shares		—	39,517
Select Shares	+	—	58,845

Total distributions from net realized gains		—	98,362
Total distributions		$4,373	$102,953

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		356	$2,434	1,998	$23,061
Select Shares	+	4,908	32,776	8,803	96,437

Total Shares Sold		5,264	$35,210	10,801	$119,498

Shares Reinvested
Investor Shares		155	$1,099	3,027	$37,593
Select Shares	+	256	1,818	3,526	43,788

Total Shares Reinvested		411	$2,917	6,553	$81,381

Shares Redeemed
Investor Shares		(7,950)	($55,202)	(19,931)	($223,871)
Select Shares	+	(12,169)	(84,784)	(27,777)	(310,406)

Total Shares Redeemed		(20,119)	($139,986)	(47,708)	($534,277)

Net transactions in fund shares		(14,444)	($101,859)	(30,354)	($333,398)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		87,217	$701,636	117,571	$1,645,698
Total decrease	+	(14,444)	(172,302)	(30,354)	(944,062)

End of period		72,773	$529,334	87,217	$701,636

Net investment income not yet distributed			$685		$3,076

32 See financial notes

Schwab Core Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	13.43	20.49	18.40	15.81	13.81	12.71

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.23	0.16	0.10	0.13	0.12
Net realized and unrealized gains (losses)	(1.24)	(7.06)	2.35	2.58	2.03	1.09

Total from investment operations	(1.14)	(6.83)	2.51	2.68	2.16	1.21
Less distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.10)	(0.09)	(0.16)	(0.11)
Distributions from net realized gains	—	(0.05)	(0.32)	—	—	—

Total distributions	(0.22)	(0.23)	(0.42)	(0.09)	(0.16)	(0.11)

Net asset value at end of period	12.07	13.43	20.49	18.40	15.81	13.81

Total return (%)	(8.49)[1]	(33.71)	13.88	17.02	15.74	9.57

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.75 [2]	0.75	0.75	0.75	0.75	0.75
Gross operating expenses	0.79 [2]	0.78	0.78	0.81	0.85	0.88
Net investment income (loss)	1.76 [2]	1.28	0.91	0.63	0.93	0.89
Portfolio turnover rate	22 [1]	35	18	42	48	86
Net assets, end of period ($ x 1,000,000)	1,310	1,449	2,133	1,125	547	263

* Unaudited.

1 Not annualized.
2 Annualized.

See financial notes 33

 Schwab Core Equity Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.1%	Common Stock	1,587,729	1,298,688
0.2%	Other Investment Company	3,186	3,186
0.4%	Short-Term Investment	5,004	5,004

99.7%	Total Investments	1,595,919	1,306,878
0.3%	Other Assets and Liabilities, Net		3,299

100.0%	Total Net Assets		1,310,177

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 99.1% of net assets

Banks 0.5%
KeyCorp	355,000	2,183
SunTrust Banks, Inc.	320,000	4,621

		6,804

Capital Goods 9.9%
Emerson Electric Co.	178,320	6,070
Flowserve Corp.	50,000	3,395
Fluor Corp.	239,500	9,070
General Dynamics Corp.	50,110	2,589
Jacobs Engineering Group, Inc. *	90,000	3,423
Lockheed Martin Corp.	500,000	39,265
Northrop Grumman Corp.	220,450	10,659
Raytheon Co.	1,000,000	45,230
Tyco International Ltd.	449,100	10,671

		130,372

Consumer Durables & Apparel 0.5%
Polo Ralph Lauren Corp.	85,000	4,576
Toll Brothers, Inc. *	75,000	1,520

		6,096

Consumer Services 2.2%
Apollo Group, Inc., Class A *	165,000	10,387
McDonald’s Corp.	350,000	18,651

		29,038

Diversified Financials 8.5%
Ameriprise Financial, Inc.	433,550	11,424
Bank of New York Mellon Corp.	428,280	10,913
Capital One Financial Corp.	75,000	1,255
Discover Financial Services	600,000	4,878
JPMorgan Chase & Co.	1,424,200	46,999
Morgan Stanley	535,000	12,647
Northern Trust Corp.	143,290	7,789
State Street Corp.	200,000	6,826
The Goldman Sachs Group, Inc.	70,000	8,995

		111,726

Energy 11.8%
Anadarko Petroleum Corp.	220,000	9,473
Chevron Corp.	400,030	26,442
ConocoPhillips	200,900	8,237
ENSCO International, Inc.	200,000	5,656
Exxon Mobil Corp.	800,950	53,399
FMC Technologies, Inc. *	85,000	2,910
Murphy Oil Corp.	100,000	4,771
National-Oilwell Varco, Inc. *	101,050	3,060
Occidental Petroleum Corp.	464,490	26,146
Valero Energy Corp.	735,000	14,582

		154,676

Food & Staples Retailing 3.7%
SUPERVALU, Inc.	130,000	2,126
The Kroger Co.	700,000	15,134
Wal-Mart Stores, Inc.	630,000	31,752

		49,012

Food, Beverage & Tobacco 4.9%
Altria Group, Inc.	490,890	8,016
Archer-Daniels-Midland Co.	320,000	7,878
Coca-Cola Enterprises, Inc.	345,000	5,886
General Mills, Inc.	430,340	21,814
Reynolds American, Inc.	93,960	3,569
The Coca-Cola Co.	280,440	12,073
The Pepsi Bottling Group, Inc.	150,000	4,690

		63,926

Health Care Equipment & Services 6.0%
Aetna, Inc.	499,095	10,985
Baxter International, Inc.	386,680	18,754
Becton, Dickinson & Co.	123,110	7,446
CIGNA Corp.	326,760	6,440
Express Scripts, Inc. *	246,160	15,747
Humana, Inc. *	270,885	7,796
McKesson Corp.	50,000	1,850
Omnicare, Inc.	360,000	9,256

		78,274

Household & Personal Products 3.4%
Church & Dwight Co., Inc.	205,000	11,154
The Procter & Gamble Co.	669,389	33,095

		44,249

34 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Insurance 4.8%
American Financial Group, Inc.	79,290	1,394
Aon Corp.	125,000	5,275
MetLife, Inc.	700,000	20,825
Prudential Financial, Inc.	211,090	6,096
The Chubb Corp.	152,660	5,946
The Travelers Cos., Inc.	582,940	23,982

		63,518

Materials 1.9%
AK Steel Holding Corp.	127,270	1,656
Ball Corp.	100,000	3,772
Crown Holdings, Inc. *	85,000	1,874
International Paper Co.	242,155	3,066
Owens-Illinois, Inc. *	123,710	3,017
Sonoco Products Co.	326,650	7,974
Terra Industries, Inc.	125,000	3,312

		24,671

Media 1.1%
CBS Corp., Class B	320,090	2,253
Liberty Global, Inc., Series A *	350,000	5,772
Omnicom Group, Inc.	88,050	2,771
Time Warner, Inc.	166,666	3,638

		14,434

Pharmaceuticals, Biotechnology & Life Sciences 9.8%
Amgen, Inc. *	380,000	18,419
Bristol-Myers Squibb Co.	250,000	4,800
Cephalon, Inc. *	245,000	16,074
Eli Lilly & Co.	100,000	3,292
Endo Pharmaceuticals Holdings, Inc. *	86,560	1,432
Forest Laboratories, Inc. *	350,000	7,591
Johnson & Johnson	200,000	10,472
Life Technologies Corp. *	221,637	8,267
Merck & Co., Inc.	317,080	7,686
Pfizer, Inc.	2,382,530	31,831
Schering-Plough Corp.	200,000	4,604
Watson Pharmaceuticals, Inc. *	305,000	9,437
Wyeth	100,000	4,240

		128,145

Retailing 4.3%
Amazon.com, Inc. *	250,000	20,130
Family Dollar Stores, Inc.	410,000	13,608
Macy’s, Inc.	300,000	4,104
The Gap, Inc.	770,000	11,966
The Home Depot, Inc.	100,000	2,632
The Sherwin-Williams Co.	70,000	3,965

		56,405

Semiconductors & Semiconductor Equipment 1.7%
Intel Corp.	548,020	8,648
LSI Corp. *	850,000	3,264
Marvell Technology Group Ltd. *	250,000	2,745
Texas Instruments, Inc.	400,000	7,224

		21,881

Software & Services 6.2%
Accenture Ltd., Class A	75,000	2,207
BMC Software, Inc. *	510,640	17,704
Cadence Design Systems, Inc. *	602,790	3,364
Computer Sciences Corp. *	150,000	5,544
Microsoft Corp.	645,650	13,081
Oracle Corp.	250,000	4,835
Symantec Corp. *	1,375,900	23,734
Synopsys, Inc. *	506,140	11,024

		81,493

Technology Hardware & Equipment 12.5%
Apple, Inc. *	150,565	18,946
Cisco Systems, Inc. *	402,650	7,779
EMC Corp. *	200,000	2,506
Hewlett-Packard Co.	1,628,900	58,608
International Business Machines Corp.	693,160	71,541
NCR Corp. *	126,445	1,283
Xerox Corp.	549,070	3,355

		164,018

Telecommunication Services 2.1%
AT&T, Inc.	160,000	4,099
CenturyTel, Inc.	248,360	6,743
Frontier Communications Corp.	700,000	4,977
Qwest Communications International, Inc.	2,119,420	8,244
Telephone & Data Systems, Inc.	105,290	3,019

		27,082

Transportation 1.0%
Continental Airlines, Inc., Class B *	170,960	1,798
CSX Corp.	115,000	3,403
Union Pacific Corp.	150,000	7,371

		12,572

Utilities 2.3%
Duke Energy Corp.	210,000	2,900
Exelon Corp. *	275,000	12,686
NRG Energy, Inc. *	700,000	12,586
PG&E Corp.	57,220	2,124

		30,296

Total Common Stock (Cost $1,587,729)		1,298,688

See financial notes 35

 Schwab Core Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Company 0.2% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	3,185,668	3,186

Total Other Investment Company (Cost $3,186)		3,186

	Face/Maturity
Issuer	Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.4% of net assets

U.S. Treasury Obligations 0.4%
U.S. Treasury Bill
0.02%, 06/18/09 (a)	1,138	1,138
0.07%, 06/18/09 (a)	15	15
0.16%, 06/18/09 (a)	3,851	3,851

Total Short-Term Investment (Cost $5,004)		5,004

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $1,600,929 and the unrealized appreciation and depreciation were $56,022 and ($350,073), respectively, with a net unrealized depreciation of ($294,051).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	125	5,438	760

36 See financial notes

 Schwab Core Equity Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,595,919)		$1,306,878
Receivables:
Investments sold		477
Fund shares sold		2,304
Dividends		1,168
Foreign tax reclaims		18
Interest		16
Due from brokers for futures		6
Prepaid expenses	+	2

Total assets		1,310,869

Liabilities
Payables:
Investment adviser and administrator fees		50
Transfer agent and shareholder services fees		27
Fund shares redeemed		520
Trustee’s fees		1
Accrued expenses	+	94

Total liabilities		692

Net Assets
Total assets		1,310,869
Total liabilities	−	692

Net assets		$1,310,177
Net Assets by Source
Capital received from investors		1,848,916
Net investment income not yet distributed		5,722
Net realized capital losses		(256,180)
Net unrealized capital losses		(288,281)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,310,177		108,567		$12.07

See financial notes 37

 Schwab Core Equity Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $14)		$16,305
Interest	+	129

Total Investment Income		16,434

Net Realized Gains and Losses
Net realized losses on investments		(161,360)
Net realized losses on futures contracts	+	(3,636)

Net realized losses		(164,996)

Net Unrealized Gains and Losses
Net unrealized gains on investments		27,882
Net unrealized losses on futures contracts	+	(723)

Net unrealized gains		27,159

Expenses
Investment adviser and administrator fees		3,339
Transfer agent and shareholder service fees		1,640
Shareholder reports		92
Portfolio accounting fees		34
Registration fees		26
Professional fees		18
Custodian fees		16
Trustees’ fees		13
Other expenses	+	12

Total expenses		5,190
Expense reduction by adviser and Schwab	−	269

Net expenses		4,921

Increase (Decrease) in Net Assets from Operations
Total investment income		16,434
Net expenses	−	4,921

Net investment income		11,513
Net realized losses		(164,996)
Net unrealized gains	+	27,159

Decrease in net assets from operations		($126,324)

38 See financial notes

 Schwab Core Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-04/30/09	11/1/07-10/31/08
Net investment income		$11,513	$24,216
Net realized losses		(164,996)	(90,616)
Net unrealized gains (losses)	+	27,159	(659,582)

Decrease in net assets from operations		(126,324)	(725,982)

Distributions to Shareholders
Distributions from net investment income		23,930	18,271
Distributions from net realized gains	+	—	4,682

Total distributions		$23,930	$22,953

Transactions in Fund Shares

		11/1/08-04/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		21,692	$255,944	31,275	$534,240
Shares Reinvested		1,386	16,786	845	16,336
Shares Redeemed	+	(22,421)	(261,462)	(28,312)	(485,951)

Net transactions in fund shares		657	$11,268	3,808	$64,625

Shares Outstanding and Net Assets
		11/1/08-04/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		107,910	$1,449,163	104,102	$2,133,473
Total increase or decrease	+	657	(138,986)	3,808	(684,310)

End of period		108,567	$1,310,177	107,910	$1,449,163

Net investment income not yet distributed			$5,722		$18,139

See financial notes 39

Schwab Dividend Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	10.68	15.70	14.61	12.80	12.06	10.60

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.32	0.26	0.24	0.26	0.29
Net realized and unrealized gains (losses)	(1.33)	(5.01)	1.38	1.97	0.93	1.49

Total from investment operations	(1.20)	(4.69)	1.64	2.21	1.19	1.78
Less distributions:
Distributions from net investment income	(0.12)	(0.28)	(0.24)	(0.24)	(0.26)	(0.32)
Distributions from net realized gains	—	(0.05)	(0.31)	(0.16)	(0.19)	—

Total distributions	(0.12)	(0.33)	(0.55)	(0.40)	(0.45)	(0.32)

Net asset value at end of period	9.36	10.68	15.70	14.61	12.80	12.06

Total return (%)	(11.20)[1]	(30.30)	11.43	17.63	9.98	17.00

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.06 [2]	1.04	1.04	1.05	1.07	0.65
Gross operating expenses	1.06 [2]	1.04	1.04	1.05	1.09	1.19
Net investment income (loss)	2.72 [2]	2.19	1.71	1.78	2.17	2.71
Portfolio turnover rate	17 [1]	22	18	36	26	39
Net assets, end of period ($ x 1,000,000)	375	415	760	624	528	267

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	10.63	15.66	14.60	12.80	12.06	10.60

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.32	0.28	0.26	0.28	0.31
Net realized and unrealized gains (losses)	(1.30)	(4.97)	1.37	1.98	0.93	1.48

Total from investment operations	(1.17)	(4.65)	1.65	2.24	1.21	1.79
Less distributions:
Distributions from net investment income	(0.15)	(0.33)	(0.28)	(0.28)	(0.28)	(0.33)
Distributions from net realized gains	—	(0.05)	(0.31)	(0.16)	(0.19)	—

Total distributions	(0.15)	(0.38)	(0.59)	(0.44)	(0.47)	(0.33)

Net asset value at end of period	9.31	10.63	15.66	14.60	12.80	12.06

Total return (%)	(11.03)[1]	(30.23)	11.55	17.86	10.17	17.07

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.91 [2]	0.89	0.89	0.90	0.92	0.54
Gross operating expenses	0.91 [2]	0.89	0.89	0.90	0.94	1.04
Net investment income (loss)	2.87 [2]	2.33	1.83	1.92	2.32	2.83
Portfolio turnover rate	17 [1]	22	18	36	26	39
Net assets, end of period ($ x 1,000,000)	724	824	1,340	729	509	252

* Unaudited.

1 Not annualized.
2 Annualized.

40 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.5%	Common Stock	1,311,305	1,070,436
2.2%	Short-Term Investment	24,205	24,205

99.7%	Total Investments	1,335,510	1,094,641
0.3%	Other Assets and Liabilities, Net		3,800

100.0%	Total Net Assets		1,098,441

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 97.5% of net assets

Banks 0.7%
KeyCorp	300,000	1,845
SunTrust Banks, Inc.	400,887	5,789

		7,634

Capital Goods 9.0%
Cooper Industries Ltd., Class A	255,000	8,361
Emerson Electric Co.	423,600	14,419
L-3 Communications Holdings, Inc.	150,000	11,423
Lockheed Martin Corp.	200,000	15,706
Masco Corp.	300,000	2,658
Northrop Grumman Corp.	290,400	14,041
Raytheon Co.	487,100	22,032
Tyco International Ltd.	300,000	7,128
United Technologies Corp.	75,000	3,663

		99,431

Commercial & Professional Supplies 2.4%
Pitney Bowes, Inc.	200,000	4,908
R.R. Donnelley & Sons Co.	460,000	5,359
Waste Management, Inc.	590,000	15,735

		26,002

Consumer Durables & Apparel 3.0%
D.R. Horton, Inc.	1,169,314	15,260
Hasbro, Inc.	325,000	8,664
Leggett & Platt, Inc.	250,000	3,590
VF Corp.	100,000	5,927

		33,441

Consumer Services 3.1%
McDonald’s Corp.	375,000	19,984
Yum! Brands, Inc.	435,000	14,507

		34,491

Diversified Financials 7.3%
Ameriprise Financial, Inc.	125,000	3,294
Bank of New York Mellon Corp.	500,845	12,762
Capital One Financial Corp.	100,000	1,674
JPMorgan Chase & Co.	775,584	25,594
Morgan Stanley	450,000	10,638
Northern Trust Corp.	175,000	9,513
State Street Corp.	170,000	5,802
The Goldman Sachs Group, Inc.	85,000	10,922

		80,199

Energy 11.2%
Anadarko Petroleum Corp.	300,000	12,918
Boardwalk Pipeline Partners L.P.	191,500	3,926
Chevron Corp.	300,000	19,830
ConocoPhillips	400,000	16,400
Exxon Mobil Corp.	325,800	21,721
Noble Energy	75,000	4,256
Occidental Petroleum Corp.	420,000	23,642
Patterson-UTI Energy, Inc.	225,000	2,860
The Williams Cos., Inc.	230,000	3,243
Valero Energy Corp.	735,000	14,582

		123,378

Food & Staples Retailing 1.3%
The Kroger Co.	335,000	7,243
Wal-Mart Stores, Inc.	150,000	7,560

		14,803

Food, Beverage & Tobacco 8.4%
Altria Group, Inc.	610,000	9,961
Coca-Cola Enterprises, Inc.	150,000	2,559
ConAgra Foods, Inc.	150,000	2,655
General Mills, Inc.	270,000	13,686
H.J. Heinz Co.	435,000	14,973
Kellogg Co.	340,000	14,317
Reynolds American, Inc.	426,400	16,195
The Coca-Cola Co.	370,000	15,929
The J.M. Smucker Co.	39,197	1,544

		91,819

Health Care Equipment & Services 3.3%
Baxter International, Inc.	325,000	15,762
Becton, Dickinson & Co.	254,000	15,362
McKesson Corp.	125,000	4,625

		35,749

Household & Personal Products 2.2%
Colgate-Palmolive Co.	235,000	13,865

See financial notes 41

 Schwab Dividend Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

The Procter & Gamble Co.	200,000	9,888

		23,753

Insurance 5.5%
Aon Corp.	396,250	16,722
Axis Capital Holdings Ltd.	100,000	2,464
HCC Insurance Holdings, Inc.	300,000	7,176
MetLife, Inc.	100,000	2,975
Prudential Financial, Inc.	100,000	2,888
The Chubb Corp.	351,000	13,671
The Travelers Cos., Inc.	358,000	14,728

		60,624

Materials 1.3%
Ball Corp.	75,000	2,829
International Paper Co.	500,000	6,330
MeadWestvaco Corp.	150,000	2,349
Sonoco Products Co.	100,000	2,441

		13,949

Media 0.7%
CBS Corp., Class B	600,000	4,224
Gannett Co., Inc.	200,000	782
Time Warner, Inc.	100,000	2,183

		7,189

Pharmaceuticals, Biotechnology & Life Sciences 11.1%
Abbott Laboratories	425,000	17,786
Bristol-Myers Squibb Co.	900,000	17,280
Eli Lilly & Co.	550,000	18,106
Johnson & Johnson	387,000	20,263
Merck & Co., Inc.	560,000	13,575
Pfizer, Inc.	1,200,000	16,032
Wyeth	455,000	19,292

		122,334

Real Estate 0.9%
Boston Properties, Inc.	65,000	3,212
Essex Property Trust, Inc.	50,000	3,174
Vornado Realty Trust	61,066	2,986

		9,372

Retailing 2.4%
Family Dollar Stores, Inc.	125,000	4,149
Macy’s, Inc.	300,000	4,104
The Gap, Inc.	400,000	6,216
The Home Depot, Inc.	325,000	8,554
The TJX Cos., Inc.	135,000	3,776

		26,799

Semiconductors & Semiconductor Equipment 3.5%
Analog Devices, Inc.	290,000	6,171
Intel Corp.	1,125,000	17,752
Texas Instruments, Inc.	775,000	13,997

		37,920

Software & Services 6.0%
Accenture Ltd., Class A	535,000	15,745
Automatic Data Processing, Inc.	335,000	11,792
CA, Inc.	450,000	7,763
Microsoft Corp.	1,000,000	20,260
Oracle Corp.	250,000	4,835
Paychex, Inc.	200,000	5,402

		65,797

Technology Hardware & Equipment 4.4%
Hewlett-Packard Co.	520,000	18,710
International Business Machines Corp.	242,500	25,028
Seagate Technology	385,000	3,142
Xerox Corp.	290,000	1,772

		48,652

Telecommunication Services 4.2%
AT&T, Inc.	450,407	11,539
CenturyTel, Inc.	100,000	2,715
Embarq Corp.	210,000	7,678
Frontier Communications Corp.	700,000	4,977
Qwest Communications International, Inc.	700,000	2,723
Verizon Communications, Inc.	477,300	14,481
Windstream Corp.	200,000	1,660

		45,773

Transportation 0.4%
CSX Corp.	150,000	4,439

Utilities 5.2%
American Electric Power Co., Inc.	451,000	11,897
CenterPoint Energy, Inc.	150,000	1,596
DTE Energy Co.	425,000	12,567
Duke Energy Corp.	250,000	3,453
Edison International	100,000	2,851
Exelon Corp.	125,000	5,766
PG&E Corp.	450,000	16,704
Pinnacle West Capital Corp.	75,000	2,054

		56,888

Total Common Stock (Cost $1,311,305)		1,070,436

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 2.2% of net assets

Commercial Paper & Other Obligations 2.1%
Citibank, New York Time Deposit
0.03%, 05/01/09	22,966	22,966

U.S. Treasury Obligations 0.1%
U.S. Treasury Bill

42 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings (Unaudited) continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

0.16%, 06/18/09 (a)	1,239	1,239

Total Short-Term Investment (Cost $24,205)		24,205

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/2009, the tax basis cost of the fund’s investments was $1,335,509 and the unrealized appreciation and depreciation were $53,845 and ($294,713), respectively, with a net unrealized depreciation of ($240,868).

(a)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at
04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract 0.9% of net assets
S & P 500 Index, e-mini, Long, expires 06/19/09	225	9,788	1,368

See financial notes 43

 Schwab Dividend Equity Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,335,510)		$1,094,641
Receivables:
Fund shares sold		2,271
Dividends		2,230
Foreign tax reclaims		12
Due from brokers for futures		10
Prepaid expenses	+	4

Total assets		1,099,168

Liabilities
Payables:
Investment adviser and administrator fees		69
Transfer agent and shareholder services fees		14
Fund shares redeemed		544
Trustees’ fees		1
Accrued expenses	+	99

Total liabilities		727

Net Assets
Total assets		1,099,168
Total liabilities	−	727

Net assets		$1,098,441
Net Assets by Source
Capital received from investors		1,525,745
Net investment income not yet distributed		1,457
Net realized capital losses		(189,260)
Net unrealized capital losses		(239,501)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$374,783		40,026		$9.36
Select Shares	$723,658		77,765		$9.31

44 See financial notes

 Schwab Dividend Equity Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $9)		$20,478
Interest	+	11

Total investment income		20,489

Net Realized Gains and Losses
Net realized losses on investments		(143,332)
Net realized losses on futures contracts	+	(1,607)

Net realized losses		(144,939)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(9,230)
Net unrealized gains on futures contracts	+	967

Net unrealized losses		(8,263)

Expenses
Investment advisor and administrator fees		4,185
Transfer agent and shareholder service fees:
Investor Shares		463
Select Shares		358
Shareholder reports		73
Registration fees		37
Portfolio accounting fees		32
Professional fees		20
Custodian fees		17
Trustees’ fees		11
Interest expense		2
Other expenses	+	11

Total expenses		5,209

Increase (Decrease) in Net Assets from Operations
Total investment income		20,489
Net expenses	−	5,209

Net investment income		15,280
Net realized losses		(144,939)
Net unrealized losses	+	(8,263)

Decrease in net assets from operations		(137,922)

See financial notes 45

 Schwab Dividend Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	11/01/07-10/31/08
Net investment income		$15,280	$39,812
Net realized losses		(144,939)	(44,452)
Net unrealized losses	+	(8,263)	(576,086)

Decrease in net assets from operations		(137,922)	(580,726)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		4,820	12,236
Select Shares	+	11,239	27,045

Total distributions from net investment income		16,059	39,281

Distributions from net realized gains
Investor Shares		—	2,493
Select Shares	+	—	4,513

Total distributions from net realized gains		—	7,006
Total distributions		$16,059	$46,287

Transactions in Fund Shares

		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		5,947	$56,364	4,894	$64,964
Select Shares	+	11,424	105,800	16,086	217,167

Total shares sold		17,371	$162,164	20,980	$282,131

Shares Reinvested
Investor Shares		431	$4,005	890	$12,329
Select Shares	+	591	5,502	1,256	17,359

Total shares reinvested		1,022	$9,507	2,146	$29,688

Shares Redeemed
Investor Shares		(5,256)	($48,578)	(15,293)	($207,978)
Select Shares	+	(11,765)	(110,138)	(25,411)	(338,104)

Total shares redeemed		(17,021)	($158,716)	(40,704)	($546,082)

Net transactions in fund shares		1,372	$12,955	(17,578)	($234,263)

Shares Outstanding and Net Assets
		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		116,419	$1,239,467	133,997	$2,100,743
Total increase or decrease	+	1,372	(141,026)	(17,578)	(861,276)

End of period		117,791	$1,098,441	116,419	$1,239,467

Net investment income not yet distributed			$1,457		$2,236

46 See financial notes

Schwab Large-Cap Growth Fundtm

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	10/3/05[1]–
Investor Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.21		12.75	11.07	9.73	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.04	0.02	0.01	(0.00)[2]
Net realized and unrealized gains (losses)	(0.50)		(4.55)	1.67	1.33	(0.27)

Total from investment operations	(0.48)		(4.51)	1.69	1.34	(0.27)
Less distributions:
Distributions from net investment income	(0.02)		(0.03)	(0.01)	(0.00)[2]	—

Net asset value at end of period	7.71		8.21	12.75	11.07	9.73

Total return (%)	(5.80)[3]		(35.45)	15.32	13.80	(2.70)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.19	[4]	1.16	1.18	1.20	1.20 [4]
Gross operating expenses	1.19	[4]	1.16	1.18	1.26	1.71 [4]
Net investment income (loss)	0.60	[4]	0.37	0.22	0.09	(0.61)[4]
Portfolio turnover rate	27	[3]	49	30	53	4 [3]
Net assets, end of period ($ x 1,000,000)	58		65	119	70	25

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	10/3/05[1]–
Select Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.22		12.77	11.09	9.73	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.06	0.04	0.02	(0.00)[2]
Net realized and unrealized gains (losses)	(0.50)		(4.56)	1.67	1.35	(0.27)

Total from investment operations	(0.47)		(4.50)	1.71	1.37	(0.27)
Less distributions:
Distributions from net investment income	(0.04)		(0.05)	(0.03)	(0.01)	—

Net asset value at end of period	7.71		8.22	12.77	11.09	9.73

Total return (%)	(5.65)[3]		(35.36)	15.47	14.04	(2.70)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	[4]	0.99	0.99	0.99	0.99 [4]
Gross operating expenses	1.04	[4]	1.01	1.03	1.12	1.56 [4]
Net investment income (loss)	0.79	[4]	0.53	0.33	0.26	(0.40)[4]
Portfolio turnover rate	27	[3]	49	30	53	4 [3]
Net assets, end of period ($ x 1,000,000)	329		332	492	107	33

* Unaudited.

1 Commencement of operations.
2 Per share amount was less then $0.01.
3 Not annualized.
4 Annualized.

See financial notes 47

 Schwab Large Cap Growth Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

96.4%		Common Stock	438,396	372,614
2.6%		Other Investment Company	9,527	10,046
1.5%		Short-Term Investments	5,881	5,881

100.5%		Total Investments	453,804	388,541
(0	.5)%	Other Assets and Liabilities, Net		(2,064)

100.0%		Total Net Assets		386,477

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 96.4% of net assets

Capital Goods 10.0%
Cooper Industries Ltd., Class A	111,800	3,666
Dover Corp.	105,000	3,232
Emerson Electric Co.	14,600	497
Fluor Corp.	160,000	6,059
Jacobs Engineering Group, Inc. *	45,000	1,712
L-3 Communications Holdings, Inc.	80,000	6,092
Lockheed Martin Corp.	140,000	10,994
Northrop Grumman Corp.	20,000	967
Raytheon Co.	122,800	5,554

		38,773

Commercial & Professional Supplies 1.0%
Covanta Holding Corp. *	270,000	3,810

Consumer Services 4.7%
Apollo Group, Inc., Class A *	100,500	6,326
McDonald’s Corp.	175,000	9,326
Yum! Brands, Inc.	75,000	2,501

		18,153

Diversified Financials 3.1%
JPMorgan Chase & Co.	88,900	2,934
Northern Trust Corp.	83,000	4,512
State Street Corp.	20,000	683
The Goldman Sachs Group, Inc.	31,000	3,983

		12,112

Energy 6.4%
Anadarko Petroleum Corp.	32,000	1,378
Cameron International Corp. *	25,000	639
Exxon Mobil Corp.	180,800	12,054
National-Oilwell Varco, Inc. *	15,500	469
Noble Energy	20,000	1,135
Occidental Petroleum Corp.	122,500	6,896
Valero Energy Corp.	100,000	1,984

		24,555

Food & Staples Retailing 4.2%
CVS Caremark Corp.	70,000	2,225
The Kroger Co.	230,000	4,972
Wal-Mart Stores, Inc.	180,000	9,072

		16,269

Food, Beverage & Tobacco 3.9%
Altria Group, Inc.	300,000	4,899
Archer-Daniels-Midland Co.	100,000	2,462
General Mills, Inc.	100,000	5,069
H.J. Heinz Co.	13,500	465
The Coca-Cola Co.	35,800	1,541
The Pepsi Bottling Group, Inc.	25,000	782

		15,218

Health Care Equipment & Services 7.7%
Aetna, Inc.	19,900	438
Baxter International, Inc.	185,000	8,973
Becton, Dickinson & Co.	60,800	3,677
CIGNA Corp.	40,500	798
Express Scripts, Inc. *	150,000	9,596
Humana, Inc. *	71,000	2,043
McKesson Corp.	25,000	925
St. Jude Medical, Inc. *	29,000	972
UnitedHealth Group, Inc.	98,000	2,305

		29,727

Household & Personal Products 2.9%
Church & Dwight Co., Inc.	78,000	4,244
Colgate-Palmolive Co.	25,000	1,475
The Procter & Gamble Co.	110,374	5,457

		11,176

Insurance 1.2%
Aon Corp.	36,000	1,519
Axis Capital Holdings Ltd.	70,000	1,725
The Travelers Cos., Inc.	30,000	1,234

		4,478

Materials 2.0%
AK Steel Holding Corp.	158,500	2,062
Ball Corp.	35,000	1,320
Owens-Illinois, Inc. *	75,000	1,830
Sonoco Products Co.	44,000	1,074

48 See financial notes

 Schwab Large Cap Growth Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Terra Industries, Inc.	60,000	1,590

		7,876

Media 1.8%
Liberty Global, Inc., Series A *	115,000	1,896
Omnicom Group, Inc.	114,000	3,588
The DIRECTV Group, Inc. *	50,000	1,236
The Interpublic Group of Cos., Inc. *	50,000	313

		7,033

Pharmaceuticals, Biotechnology & Life Sciences 6.9%
Abbott Laboratories	27,000	1,130
Amgen, Inc. *	35,000	1,696
Biogen Idec, Inc. *	50,000	2,417
Bristol-Myers Squibb Co.	160,000	3,072
Cephalon, Inc. *	126,000	8,267
Endo Pharmaceuticals Holdings, Inc. *	35,000	579
Forest Laboratories, Inc. *	125,000	2,711
Merck & Co., Inc.	125,000	3,030
Pfizer, Inc.	200,000	2,672
Schering-Plough Corp.	51,000	1,174

		26,748

Retailing 3.5%
Amazon.com, Inc. *	95,000	7,649
The Gap, Inc.	175,000	2,720
The Sherwin-Williams Co.	35,000	1,982
The TJX Cos., Inc.	45,000	1,259

		13,610

Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.	87,000	1,851
Intel Corp.	250,000	3,945
LSI Corp. *	165,000	634
Marvell Technology Group Ltd. *	175,000	1,922
Texas Instruments, Inc.	220,000	3,973

		12,325

Software & Services 15.8%
Accenture Ltd., Class A	380,000	11,183
Adobe Systems, Inc. *	80,000	2,188
BMC Software, Inc. *	301,500	10,453
Computer Sciences Corp. *	85,000	3,142
eBay, Inc. *	62,500	1,029
Google, Inc., Class A *	7,000	2,772
MasterCard, Inc., Class A	10,000	1,835
Microsoft Corp.	572,500	11,599
Oracle Corp.	238,800	4,618
Symantec Corp. *	516,000	8,901
Synopsys, Inc. *	93,500	2,036
Western Union Co.	65,000	1,089

		60,845

Technology Hardware & Equipment 15.6%
Apple, Inc. *	100,000	12,583
Cisco Systems, Inc. *	500,700	9,673
EMC Corp. *	200,000	2,506
Hewlett-Packard Co.	455,000	16,371
International Business Machines Corp.	175,000	18,062
NCR Corp. *	67,500	685
Seagate Technology	45,000	367

		60,247

Telecommunication Services 1.2%
Embarq Corp.	45,000	1,645
Qwest Communications International, Inc.	138,000	537
Sprint Nextel Corp. *	585,000	2,551

		4,733

Transportation 1.0%
CSX Corp.	50,000	1,480
Union Pacific Corp.	50,000	2,457

		3,937

Utilities 0.3%
NRG Energy, Inc. *	55,000	989

Total Common Stock (Cost $438,396)		372,614

Other Investment Company 2.6% of net assets
iShares Russell 1000 Growth Index Fund	260,000	10,046

Total Other Investment Company (Cost $9,527)		10,046

Short-Term Investments 1.5% of net assets

Commercial Paper & Other Obligations 1.3%
Citibank, New York Time Deposit
0.03%, 05/01/09	5,051	5,051

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill
0.16%, 06/18/09	830	830

Total Short-Term Investments (Cost $5,881)		5,881

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $453,816, and the unrealized appreciation and depreciation were $10,377 and ($75,652), respectively, with a net unrealized depreciation of ($65,275).

*	Non-income producing security.

See financial notes 49

 Schwab Large Cap-Growth Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $453,804)		$388,541
Receivables:
Investments sold		3,158
Fund shares sold		620
Dividends		261
Prepaid expenses	+	1

Total assets		392,581

Liabilities
Payables:
Investments bought		5,873
Investment adviser and administrator fees		23
Transfer agent and shareholder services fees		7
Fund shares redeemed		136
Trustees’ fees		1
Accrued expenses	+	64

Total liabilities		6,104

Net Assets
Total assets		392,581
Total liabilities	−	6,104

Net assets		$386,477
Net Assets by Source
Capital received from investors		557,455
Net investment income not yet distributed		635
Net realized capital losses		(106,350)
Net unrealized capital losses		(65,263)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$57,884		7,510		$7.71
Select Shares	$328,593		42,630		$7.71

50 See financial notes

 Schwab Large Cap-Growth Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends		$3,229
Interest	+	5

Total investment income		3,234

Net Realized Gains and Losses
Net realized losses on investments		(47,199)
Net realized losses on futures contracts	+	(200)

Net realized losses		(47,399)

Net Unrealized Gains and Losses
Net unrealized gains on investments		24,147
Net unrealized losses on futures contracts	+	(112)

Net unrealized gains		24,035

Expenses
Investment adviser and administrator fees		1,579
Transfer agent and shareholder service fees:
Investor Shares		71
Select Shares		153
Shareholder reports		36
Registration fees		29
Portfolio accounting fees		22
Professional fees		19
Custodian fees		7
Trustees’ fees		6
Other expenses	+	4

Total expenses		1,926
Expense reduction by adviser and Schwab	−	77

Net expenses		1,849

Increase (Decrease) in Net Assets from Operations
Total investment income		3,234
Net expenses	−	1,849

Net investment income		1,385
Net realized losses		(47,399)
Net unrealized gains	+	24,035

Decrease in net assets from operations		($21,979)

See financial notes 51

 Schwab Large Cap-Growth Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$1,385	$2,691
Net realized losses		(47,399)	(54,032)
Net unrealized gains (losses)	+	24,035	(165,666)

Decrease in net assets from operations		(21,979)	(217,007)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		176	282
Select Shares	+	1,820	2,030

Total distributions from net investment income		$1,996	$2,312

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		540	$4,007	1,823	$20,286
Select Shares	+	7,304	53,437	11,725	125,732

Total shares sold		7,844	$57,444	13,548	$146,018

Shares Reinvested
Investor Shares		21	$158	21	$254
Select Shares	+	35	265	27	328

Total shares reinvested		56	$423	48	$582

Shares Redeemed
Investor Shares		(940)	($6,858)	(3,257)	($35,189)
Select Shares	+	(5,038)	(36,875)	(9,952)	(106,495)

Total shares redeemed		(5,978)	($43,733)	(13,209)	($141,684)

Net transactions in fund shares		1,922	$14,134	387	$4,916

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		48,218	$396,318	47,831	$610,721
Total increase or decrease	+	1,922	(9,841)	387	(214,403)

End of period		50,140	$386,477	48,218	$396,318

Net investment income not yet distributed			$635		$1,246

52 See financial notes

Schwab Small-Cap Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	10.46	18.10	17.72	15.72	14.13	11.81

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.05)	(0.09)	(0.05)	0.01	(0.04)
Net realized and unrealized gains (losses)	(0.82)	(6.52)	0.55	2.48	3.12	2.58

Total from investment operations	(0.83)	(6.57)	0.46	2.43	3.13	2.54
Less distributions:
Distributions from net investment income	—	—	—	(0.00)[1]	—	—
Distributions from net realized gains	—	(1.07)	(0.08)	(0.43)	(1.54)	(0.22)

Total distributions	—	(1.07)	(0.08)	(0.43)	(1.54)	(0.22)

Net asset value at end of period	9.63	10.46	18.10	17.72	15.72	14.13

Total return (%)	(7.94)[2]	(38.25)	2.59	15.71	23.65	21.74

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.30 [3]	1.27	1.24	1.29	1.28	1.30
Gross operating expenses	1.34 [3]	1.27	1.24	1.29	1.38	1.61
Net investment income (loss)	(0.07)[3]	(0.25)	(0.43)	(0.39)	0.11	(0.35)
Portfolio turnover rate	40 [2]	50	106	82	90	118
Net assets, end of period ($ x 1,000,000)	111	135	420	431	170	37

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	10.55		18.22	17.80	15.78	14.16	11.81

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	(0.01)	(0.10)	(0.02)	0.00 [1]	(0.02)
Net realized and unrealized gains (losses)	(0.83)		(6.59)	0.60	2.49	3.16	2.59

Total from investment operations	(0.83)		(6.60)	0.50	2.47	3.16	2.57
Less distributions:
Distributions from net investment income	(0.00)[1]		—	—	(0.02)	—	—
Distributions from net realized gains	—		(1.07)	(0.08)	(0.43)	(1.54)	(0.22)

Total distributions	0.00		(1.07)	(0.08)	(0.45)	(1.54)	(0.22)

Net asset value at end of period	9.72		10.55	18.22	17.80	15.78	14.16

Total return (%)	(7.82)[2]		(38.16)	2.80	15.89	23.83	22.00

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	[3]	1.11	1.09	1.12	1.11	1.12
Gross operating expenses	1.19	[3]	1.12	1.09	1.14	1.23	1.46
Net investment income (loss)	0.10	[3]	(0.09)	(0.28)	(0.21)	0.09	(0.16)
Portfolio turnover rate	40	[2]	50	106	82	90	118
Net assets, end of period ($ x 1,000,000)	73		79	228	276	80	18

* Unaudited.

1 Per share amount was less than $0.01.
2 Not Annualized.
3 Annualized.

See financial notes 53

 Schwab Small-Cap Equity Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

96.2%	Common Stock	219,134	177,117
1.1%	Foreign Common Stock	2,488	2,008
2.6%	Short-Term Investments	4,853	4,853

99.9%	Total Investments	226,475	183,978
0.1%	Other Assets and Liabilities, Net		173

100.0%	Total Net Assets		184,151

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 96.2% of net assets

Automobiles & Components 0.3%
Stoneridge, Inc. *	60,600	140
Superior Industries International, Inc.	17,300	261
TRW Automotive Holdings Corp. *	24,400	210

		611

Banks 5.2%
BancFirst Corp.	38,100	1,627
Bank Mutual Corp.	20,200	207
Central Pacific Financial Corp.	87,800	515
Chemical Financial Corp.	15,000	320
East West Bancorp, Inc.	20,500	140
First Citizens BancShares, Inc., Class A	3,900	467
Flagstar Bancorp, Inc. *	67,900	98
MGIC Investment Corp.	95,100	243
Nara Bancorp, Inc.	22,900	85
NBT Bancorp, Inc.	37,700	893
Popular, Inc.	123,100	352
Radian Group, Inc.	47,800	83
SVB Financial Group *	87,200	1,810
The South Financial Group, Inc.	62,600	104
UMB Financial Corp.	48,900	2,238
Webster Financial Corp.	26,400	138
Whitney Holding Corp.	7,800	93
Wintrust Financial Corp.	5,500	94

		9,507

Capital Goods 11.3%
A.O. Smith Corp.	11,000	342
AAR CORP. *	5,400	81
Acuity Brands, Inc.	40,200	1,155
Altra Holdings, Inc. *	87,100	476
American Science & Engineering, Inc.	4,200	253
American Woodmark Corp.	25,200	522
Apogee Enterprises, Inc.	16,100	216
Applied Signal Technology, Inc.	20,900	413
Belden, Inc.	4,400	71
Blount International, Inc. *	25,000	160
Brady Corp., Class A	23,200	489
Chart Industries, Inc. *	23,800	329
CIRCOR International, Inc.	6,400	165
Crane Co.	80,000	1,847
Cubic Corp.	50,500	1,450
DynCorp International, Inc., Class A *	26,400	403
EMCOR Group, Inc. *	107,600	2,237
Encore Wire Corp.	13,100	286
EnPro Industries, Inc. *	42,200	674
Esterline Technologies Corp. *	12,800	337
Gardner Denver, Inc. *	33,600	894
GenCorp, Inc. *	98,500	236
Gibraltar Industries, Inc.	72,200	484
Griffon Corp. *	27,700	240
Insituform Technologies, Inc., Class A *	20,000	307
Kadant, Inc. *	11,900	147
L.B. Foster Co., Class A *	15,100	495
Michael Baker Corp. *	3,300	111
Mueller Industries, Inc.	27,700	609
Orbital Sciences Corp. *	36,100	558
Polypore International, Inc. *	37,400	282
Robbins & Myers, Inc.	30,000	568
Rush Enterprises, Inc., Class A *	27,800	366
Tecumseh Products Co., Class A *	24,800	253
Teledyne Technologies, Inc. *	6,600	211
Tredegar Corp.	83,700	1,471
Trex Co., Inc. *	19,400	212
Triumph Group, Inc.	2,100	87
United Rentals, Inc. *	51,300	311
Universal Forest Products, Inc.	4,000	134
Watts Water Technologies, Inc., Class A	40,300	897

		20,779

Commercial & Professional Supplies 4.1%
American Reprographics Co. *	45,000	290
ATC Technology Corp. *	40,900	650
Bowne & Co., Inc.	89,966	460
CDI Corp.	32,800	392
Cenveo, Inc. *	120,700	570
Consolidated Graphics, Inc. *	4,900	95
CRA International, Inc. *	7,500	175
Heidrick & Struggles International, Inc.	6,200	105
Knoll, Inc.	59,900	424
Korn/Ferry International *	9,500	101
Spherion Corp. *	290,900	1,044
The Brink’s Co.	21,900	621
The Standard Register Co.	34,300	179
United Stationers, Inc. *	3,700	121

54 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Viad Corp.	9,400	179
Watson Wyatt Worldwide, Inc., Class A	41,600	2,207

		7,613

Consumer Durables & Apparel 5.9%
Blyth, Inc.	33,325	1,469
Brunswick Corp.	10,300	62
Carter’s, Inc. *	43,000	919
Furniture Brands International, Inc.	132,300	418
KB HOME	43,000	777
Kenneth Cole Productions, Inc., Class A	20,000	138
Lennar Corp., Class A	8,700	85
Maidenform Brands, Inc. *	58,000	740
Smith & Wesson Holdings Corp. *	19,600	141
Steinway Musical Instruments, Inc. *	9,900	133
Steven Madden Ltd. *	47,600	1,400
The Stanley Works	38,400	1,460
The Timberland Co., Class A *	51,400	835
The Warnaco Group, Inc. *	55,100	1,589
Toll Brothers, Inc. *	22,200	450
Universal Electronics, Inc. *	8,700	163

		10,779

Consumer Services 3.5%
California Pizza Kitchen, Inc. *	17,100	269
Career Education Corp. *	42,400	934
DineEquity, Inc.	5,900	189
Isle of Capri Casinos, Inc. *	16,900	182
Krispy Kreme Doughnuts, Inc. *	254,300	1,002
Landry’s Restaurants, Inc. *	34,500	315
P.F. Chang’s China Bistro, Inc. *	9,600	290
Regis Corp.	57,000	1,091
Ruby Tuesday, Inc. *	5,900	45
Shuffle Master, Inc. *	132,100	503
Steiner Leisure Ltd. *	17,500	554
The Cheesecake Factory, Inc. *	20,100	349
WMS Industries, Inc. *	19,900	639

		6,362

Diversified Financials 3.3%
Cash America International, Inc.	8,500	190
CompuCredit Corp. *	28,700	92
Discover Financial Services	13,000	106
Evercore Partners, Inc., Class A	3,600	68
Interactive Brokers Group, Inc., Class A *	58,000	855
Investment Technology Group, Inc. *	44,900	1,023
Knight Capital Group, Inc., Class A *	31,600	489
LaBranche & Co., Inc. *	108,800	455
MarketAxess Holdings, Inc. *	37,400	359
Nelnet, Inc., Class A *	27,700	167
Penson Worldwide, Inc. *	36,300	368
Piper Jaffray Cos., Inc. *	12,300	426
Rewards Network, Inc. *	88,000	328
SWS Group, Inc.	21,000	269
Teton Advisors, Inc. (b)(c) *	87	—
TradeStation Group, Inc. *	99,700	809

		6,004

Energy 3.2%
Basic Energy Services, Inc. *	77,900	795
Cal Dive International, Inc. *	8,100	64
CARBO Ceramics, Inc.	3,900	120
Dresser-Rand Group, Inc. *	85,100	2,096
ENGlobal Corp. *	14,100	81
Foundation Coal Holdings, Inc.	19,500	317
General Maritime Corp.	51,000	506
Oil States International, Inc. *	5,500	104
SEACOR Holdings, Inc. *	5,500	361
VAALCO Energy, Inc. *	154,400	737
World Fuel Services Corp.	18,500	705

		5,886

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	29,800	793
Nash Finch Co.	3,400	100
The Andersons, Inc.	9,700	156
The Pantry, Inc. *	24,300	574
Weis Markets, Inc.	1,600	59

		1,682

Food, Beverage & Tobacco 1.7%
Alliance One International, Inc. *	476,100	1,785
Chiquita Brands International, Inc. *	16,900	128
Darling International, Inc. *	58,500	335
Del Monte Foods Co.	21,300	161
J & J Snack Foods Corp.	16,600	643
Universal Corp., VA	5,000	151

		3,203

Health Care Equipment & Services 8.8%
Align Technology, Inc. *	8,900	111
Alliance Imaging, Inc. *	83,400	656
America Service Group, Inc. *	4,800	68
American Medical Systems Holdings, Inc. *	60,600	750
AMERIGROUP Corp. *	73,000	2,181
AMN Healthcare Services, Inc. *	20,400	141
AmSurg Corp. *	6,100	125
Centene Corp. *	60,000	1,102
Chemed Corp.	7,000	296
CONMED Corp. *	59,700	795
CryoLife, Inc. *	46,100	250
Cyberonics, Inc. *	12,100	160
Emergency Medical Services Corp., Class A *	24,800	864
Hanger Orthopedic Group, Inc. *	25,400	353
HEALTHSOUTH Corp. *	6,500	61
Healthspring, Inc. *	19,500	180
Healthways, Inc. *	7,400	77
ICU Medical, Inc. *	12,100	455
Immucor, Inc. *	11,500	187
Invacare Corp.	29,200	449
inVentiv Health, Inc. *	11,700	130

See financial notes 55

 Schwab Small-Cap Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Magellan Health Services, Inc. *	55,700	1,647
Merit Medical Systems, Inc. *	71,200	1,104
Molina Healthcare, Inc. *	57,400	1,243
Omnicare, Inc.	36,000	926
Omnicell, Inc. *	25,100	221
Owens & Minor, Inc.	14,600	506
PharMerica Corp. *	15,700	287
RehabCare Group, Inc. *	33,300	556
Res-Care, Inc. *	14,500	232
Sun Healthcare Group, Inc. *	8,100	69
U.S. Physical Therapy, Inc. *	8,000	93

		16,275

Household & Personal Products 1.3%
Alberto-Culver Co.	6,200	138
Central Garden & Pet Co., Class A *	73,800	669
Church & Dwight Co., Inc.	2,200	120
Nu Skin Enterprises, Inc., Class A	69,300	889
Prestige Brands Holdings, Inc. *	33,000	213
Revlon, Inc., Class A *	83,500	396

		2,425

Insurance 3.4%
Allied World Assurance Co. Holdings Ltd.	20,300	754
American Financial Group, Inc.	93,300	1,640
American Physicians Capital, Inc.	15,250	635
Amerisafe, Inc. *	33,300	511
Aspen Insurance Holdings Ltd.	3,400	80
Delphi Financial Group, Inc., Class A	15,200	262
First Mercury Financial Corp. *	7,300	97
Harleysville Group, Inc.	34,300	992
HCC Insurance Holdings, Inc.	18,500	443
Meadowbrook Insurance Group, Inc.	12,900	77
ProAssurance Corp. *	11,400	501
Safety Insurance Group, Inc.	2,100	69
Selective Insurance Group, Inc.	8,100	120
The Navigators Group, Inc. *	2,200	100

		6,281

Materials 4.0%
A. Schulman, Inc.	35,300	554
AK Steel Holding Corp.	92,700	1,206
Brush Engineered Materials, Inc. *	6,900	117
Bway Holding Co. *	23,500	219
Innophos Holdings, Inc.	22,400	332
Landec Corp. *	15,400	104
Minerals Technologies, Inc.	5,700	212
OM Group, Inc. *	5,900	164
PolyOne Corp. *	135,300	371
Quaker Chemical Corp.	17,700	207
Rock-Tenn Co., Class A	45,600	1,722
Rockwood Holdings, Inc. *	109,000	1,341
Sonoco Products Co.	37,200	908

		7,457

Media 0.6%
Marvel Entertainment, Inc. *	9,400	281
The Interpublic Group of Cos., Inc. *	119,700	749
Valassis Communications, Inc. *	14,900	77

		1,107

Pharmaceuticals, Biotechnology & Life Sciences 4.1%
Cubist Pharmaceuticals, Inc. *	7,800	130
Dionex Corp. *	5,000	315
Endo Pharmaceuticals Holdings, Inc. *	6,600	109
Enzon Pharmaceuticals, Inc. *	56,700	326
Immunomedics, Inc. *	9,800	11
King Pharmaceuticals, Inc. *	41,500	327
Martek Biosciences Corp. *	37,700	687
Matrixx Initiatives, Inc. *	32,900	563
Maxygen, Inc. *	7,500	44
Medicis Pharmaceutical Corp., Class A	72,000	1,157
Myriad Genetics, Inc. *	4,100	159
Noven Pharmaceuticals, Inc. *	27,000	279
NPS Pharmaceuticals, Inc. *	33,300	115
OSI Pharmaceuticals, Inc. *	21,000	705
Par Pharmaceutical Cos., Inc. *	73,900	793
Valeant Pharmaceuticals International *	19,300	323
ViroPharma, Inc. *	84,500	476
Watson Pharmaceuticals, Inc. *	33,300	1,030

		7,549

Real Estate 3.9%
Acadia Realty Trust	19,300	280
American Campus Communities, Inc.	6,000	130
BioMed Realty Trust, Inc.	45,000	513
EastGroup Properties, Inc.	14,000	471
Entertainment Properties Trust	20,000	462
Equity Lifestyle Properties, Inc.	2,600	103
Essex Property Trust, Inc.	1,500	95
Franklin Street Properties Corp.	8,800	118
Home Properties, Inc.	20,000	729
Inland Real Estate Corp.	36,000	316
Kilroy Realty Corp.	20,200	435
Medical Properties Trust, Inc.	35,700	191
Mid-America Apartment Communities, Inc.	15,500	573
National Retail Properties, Inc.	45,000	798
PS Business Parks, Inc.	9,000	394
Senior Housing Properties Trust	65,000	1,065
Tanger Factory Outlet Centers, Inc.	17,500	583

		7,256

Retailing 5.3%
Charlotte Russe Holding, Inc. *	6,500	82
Family Dollar Stores, Inc.	14,900	495
Fred’s, Inc., Class A	5,600	76
Hot Topic, Inc. *	181,300	2,219
HSN, Inc. *	11,500	79
Jo-Ann Stores, Inc. *	30,000	550

56 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

NutriSystem, Inc.	13,600	187
RadioShack Corp.	68,900	970
Rent-A-Center, Inc. *	6,800	131
Shoe Carnival, Inc. *	9,400	110
Shutterfly, Inc. *	62,000	794
Stage Stores, Inc.	12,600	154
The Cato Corp., Class A	79,800	1,534
The Children’s Place Retail Stores, Inc. *	25,600	728
The Dress Barn, Inc. *	36,200	548
The Finish Line, Inc., Class A	75,200	639
The Men’s Wearhouse, Inc.	16,700	311
The Wet Seal, Inc., Class A *	64,600	246

		9,853

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc. *	41,800	352
Amkor Technology, Inc. *	151,600	654
Applied Micro Circuits Corp. *	28,200	154
Cirrus Logic, Inc. *	20,300	94
Cypress Semiconductor Corp. *	38,000	301
DSP Group, Inc. *	20,300	128
Entegris, Inc. *	168,700	250
FEI Co. *	13,400	230
Integrated Device Technology, Inc. *	189,300	1,028
MKS Instruments, Inc. *	26,300	412
Silicon Image, Inc. *	147,800	402
Silicon Storage Technology, Inc. *	62,900	116
Skyworks Solutions, Inc. *	84,700	749
Ultratech, Inc. *	74,500	1,007
Veeco Instruments, Inc. *	66,200	479

		6,356

Software & Services 7.3%
CACI International, Inc., Class A *	7,600	301
CIBER, Inc. *	41,900	135
CyberSource Corp. *	6,200	91
DealerTrack Holdings, Inc. *	23,800	361
EarthLink, Inc. *	28,700	218
Global Payments, Inc.	40,000	1,282
Hewitt Associates, Inc., Class A *	68,700	2,154
i2 Technologies, Inc. *	58,300	520
j2 Global Communications, Inc. *	5,700	137
JDA Software Group, Inc. *	13,800	195
MICROS Systems, Inc. *	9,400	197
MSC.Software Corp. *	39,500	242
Novell, Inc. *	465,800	1,751
Perficient, Inc. *	14,300	100
SPSS, Inc. *	25,100	776
Sybase, Inc. *	65,800	2,235
Synopsys, Inc. *	97,200	2,117
Take-Two Interactive Software, Inc. *	10,600	96
TIBCO Software, Inc. *	13,000	82
TiVo, Inc. *	29,700	223
Wright Express Corp. *	7,200	165

		13,378

Technology Hardware & Equipment 8.8%
3Com Corp. *	67,900	275
Acme Packet, Inc. *	52,300	403
Adaptec, Inc. *	257,500	737
ADC Telecommunications, Inc. *	25,800	190
Arris Group, Inc. *	62,200	664
Avid Technology, Inc. *	20,300	225
Benchmark Electronics, Inc. *	33,900	411
BigBand Networks *	48,800	286
Black Box Corp.	12,000	328
Brightpoint, Inc. *	26,900	140
Emulex Corp. *	266,900	2,794
Harmonic, Inc. *	95,000	696
Hutchinson Technology, Inc. *	50,000	96
Insight Enterprises, Inc. *	26,300	150
InterDigital, Inc. *	5,400	142
Intermec, Inc. *	14,300	173
JDS Uniphase Corp. *	72,200	333
LoJack Corp. *	22,800	78
Mercury Computer Systems, Inc. *	40,300	327
Methode Electronics, Inc.	173,000	1,042
NCR Corp. *	20,900	212
Novatel Wireless, Inc. *	42,600	292
PC-Tel, Inc.	14,800	72
Plantronics, Inc.	38,200	487
QLogic Corp. *	108,200	1,534
Rackable Systems, Inc. *	77,200	352
RadiSys Corp. *	38,200	274
Rogers Corp. *	23,600	601
ScanSource, Inc. *	5,400	133
Symmetricom, Inc. *	65,800	328
Synaptics, Inc. *	7,200	234
Tekelec *	49,400	766
Tellabs, Inc. *	83,100	435
TTM Technologies, Inc. *	58,500	434
Vishay Intertechnology, Inc. *	92,500	543

		16,187

Telecommunication Services 0.8%
Syniverse Holdings, Inc. *	116,400	1,467

Transportation 1.4%
Arkansas Best Corp.	3,800	88
Avis Budget Group, Inc. *	120,200	251
Hawaiian Holdings, Inc. *	42,600	212
Heartland Express, Inc.	16,500	247
Horizon Lines, Inc., Class A	56,700	302
International Shipholding Corp.	5,700	120
JetBlue Airways Corp. *	68,600	338
Marten Transport Ltd. *	23,000	477
Republic Airways Holdings, Inc. *	26,200	188
SkyWest, Inc.	27,700	333

		2,556

Utilities 3.6%
Calpine Corp. *	99,700	809
Central Vermont Public Services Corp.	29,000	498
El Paso Electric Co. *	72,700	1,003

See financial notes 57

 Schwab Small-Cap Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Mirant Corp. *	173,300	2,206
National Fuel Gas Co.	50,000	1,635
NRG Energy, Inc. *	15,500	279
The Laclede Group, Inc.	3,300	114

		6,544

Total Common Stock (Cost $219,134)		177,117

Foreign Common Stock 1.1% of net assets

Bermuda 1.1%

Insurance 1.1%
Platinum Underwriters Holdings, Ltd.	69,800	2,008

Total Foreign Common Stock (Cost $2,488)		2,008

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 2.6% of net assets

Commercial Paper & Other Obligations 2.4%
Citibank, New York Time Deposit
0.03%, 05/01/09	4,483	4,483

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill
0.16%, 06/18/09 (a)	370	370

Total Short-Term Investments (Cost $4,853)		4,853

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $226,905 and the unrealized appreciation and depreciation were $13,258 and ($56,185), respectively, with a net unrealized depreciation of ($42,927).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	Fair-valued by Management.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
Russell 2000 Index,e-mini, Long, expires 06/19/09	60	2,920	590

58 See financial notes

 Schwab Small-Cap Equity Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $226,475)		$183,978
Receivables:
Fund shares sold		265
Dividends	+	93

Total assets		184,336

Liabilities
Payables:
Investment advisers and administrator fees		14
Transfer agent and shareholder services fees		3
Fund shares redeemed		114
Due to brokers for futures		12
Trustees’ fees		1
Accrued expenses	+	41

Total liabilities		185

Net Assets
Total assets		184,336
Total liabilities	−	185

Net assets		$184,151
Net Assets by Source
Capital received from investors		321,745
Distributions in excess of net investment income		(35)
Net realized capital losses		(95,652)
Net unrealized capital losses		(41,907)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$111,110		11,533		$9.63
Select Shares	$73,041		7,514		$9.72

See financial notes 59

 Schwab Small-Cap Equity Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends		$1,038
Interest	+	2

Total Investment Income		1,040

Net Realized Gains and Losses
Net realized losses on investments		(46,904)
Net realized losses on futures contracts	+	(591)

Net realized losses		(47,495)

Net Unrealized Gains and Losses
Net unrealized gains on investments		28,756
Net unrealized gains on futures contracts	+	590

Net unrealized gains		29,346

Expenses
Investment adviser and administrator fees		830
Transfer agent and shareholder service fees:
Investor Shares		132
Select Shares		32
Portfolio accounting fees		21
Registration fees		20
Shareholder reports		20
Professional fees		19
Custodian fees		6
Trustees’ fees		5
Interest expense		1
Other expenses	+	3

Total expenses		1,089
Expense reduction by adviser and Schwab	−	(43)

Net expenses		1,046

Increase (Decrease) in Net Assets from Operations
Total investment income		1,040
Net expenses	−	1,046

Net investment loss		(6)
Net realized losses		(47,495)
Net unrealized gains	+	29,346

Decrease in net assets from operations		($18,155)

60 See financial notes

 Schwab Small-Cap Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment loss		($6)	($751)
Net realized losses		(47,495)	(47,880)
Net unrealized gains (losses)	+	29,346	(125,756)

Decrease in net assets from operations		(18,155)	(174,387)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		—	—
Select Shares	+	36	—

Total distributions from net investment income		36	—

Distributions from net realized gains
Investor Shares		—	22,156
Select Shares	+	—	11,434

Total distributions from net realized gains		—	33,590
Total Distributions		$36	$33,590

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		382	$3,315	568	$8,177
Select Shares	+	1,203	10,350	1,043	14,622

Total shares sold		1,585	$13,665	1,611	$22,799

Shares Reinvested
Investor Shares		—	$-	1,303	$20,400
Select Shares	+	4	32	640	10,084

Total shares reinvested		4	$32	1,943	$30,484

Shares Redeemed
Investor Shares		(1,808)	($15,548)	(12,120)	($178,753)
Select Shares	+	(1,174)	(10,238)	(6,725)	(100,469)

Total shares redeemed		(2,982)	($25,786)	(18,845)	($279,222)

Net transactions in fund shares		(1,393)	($12,089)	(15,291)	($225,939)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		20,440	$214,431	35,731	$648,347
Total decrease	+	(1,393)	(30,280)	(15,291)	(433,916)

End of period		19,047	$184,151	20,440	$214,431

Distribution in excess of net investment income /			($35)		$7
Net investment income not yet distributed

See financial notes 61

Schwab Hedged Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	3/1/05[1]–
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	12.52	16.35	15.95	14.45	13.51

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.11)	0.11	0.06	0.03
Net realized and unrealized gains (losses)	(0.52)	(3.59)	0.36	1.74	0.91

Total from investment operations	(0.53)	(3.70)	0.47	1.80	0.94
Less distributions:
Distributions from net investment income	—	(0.13)	(0.07)	(0.04)	—
Distributions from net realized gains	—	—	—	(0.26)	—

Total distributions	—	(0.13)	(0.07)	(0.30)	—

Net asset value at end of period	11.99	12.52	16.35	15.95	14.45

Total return (%)	(4.23)[2]	(22.80)	2.94	12.71	6.96	[2]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	2.44 [3]	2.34	2.19	2.11	2.32	[3]
Net operating expenses (excluding dividend expense on short sales)	1.80 [3]	1.95	1.93	1.99 [4]	2.05	[3,4]
Gross operating expenses	2.62 [3]	2.34	2.19	2.12	2.35	[3]
Net investment income (loss)	(0.54)[3]	(0.35)	0.64	0.58	0.56	[3]
Portfolio turnover rate	90 [2]	138	72	100	87	[2]
Net assets, end of period ($ x 1,000,000)	102	79	211	207	33

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	12.55	16.39	15.98	14.46	13.01	11.53

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	0.14	0.07	0.04	(0.09)
Net realized and unrealized gains (losses)	(0.50)	(3.63)	0.36	1.76	2.05	1.57

Total from investment operations	(0.52)	(3.68)	0.50	1.83	2.09	1.48
Less distributions:
Distributions from net investment income	(0.01)	(0.16)	(0.09)	(0.05)	—	—
Distributions from net realized gains	—	—	—	(0.26)	(0.64)	—

Total distributions	(0.01)	(0.16)	(0.09)	(0.31)	(0.64)	—

Net asset value at end of period	12.02	12.55	16.39	15.98	14.46	13.01

Total return (%)	(4.12)[2]	(22.66)	3.11	12.82	16.52	12.84
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	2.27 [3]	2.17 [5]	2.03 [5]	1.90	2.26	2.43
Net operating expenses (excluding dividend expense on short sales)	1.60 [3]	1.77	1.77	1.77 [6]	1.92 [6]	2.10 [6]
Gross operating expenses	2.50 [3]	2.19	2.04	1.97	2.39	2.71
Net investment income (loss)	(0.34)[3]	(0.17)	0.79	0.77	0.55	(0.86)
Portfolio turnover rate	90 [2]	138	72	100	87	99
Net assets, end of period ($ x 1,000,000)	294	343	948	931	229	68
*  Unaudited.
1 Commencement of operation.
2 Not annualized.
3 Annualized.

[4]	The ratio of net operating expense would have been 2.00% and 1.98% for the periods ended 10/31/05 and 10/31/06, respectively, if interest expense had not been included.
[5]	The ratio of net operating expenses would have been 2.02% and 2.16% for the periods ended 10/31/07 and 10/31/08, respectively, if interest expenses had not been included.
[6]	The ratio of net operating expenses would have been 2.00%, 1.82%, and 1.76% for the periods ended 10/31/04, 10/31/05 and 10/31/06, respectively, if interest expense had not been included.

62 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

93.9%		Common Stock	419,255	371,997
0.1%		Foreign Common Stock	491	443
7.1%		Other Investment Company	28,103	28,103
0.6%		Short-Term Investment	2,253	2,253

101.7%		Total Investments	450,102	402,796
(31	.9)%	Short Sales	(136,984)	(126,378)
30.2%		Other Assets and Liabilities, Net		119,546

100.0%		Total Net Assets		395,964

	Number of	Value
Security	Shares	($ x 1,000)

Common Stock 93.9% of net assets

Automobiles & Components 0.0%
Ford Motor Co. *	28,300	169

Banks 1.4%
SunTrust Banks, Inc. (a)	25,900	374
UMB Financial Corp. (a)	113,000	5,172

		5,546

Capital Goods 7.8%
Armstrong World Industries, Inc. (a)*	36,100	656
EMCOR Group, Inc. *	422,600	8,786
Gardner Denver, Inc. *	75,200	2,002
GrafTech International Ltd. *	48,100	423
Granite Construction, Inc.	25,200	994
Hubbell, Inc., Class B	31,200	1,036
L-3 Communications Holdings, Inc.	15,000	1,142
Lockheed Martin Corp. (a)	24,500	1,924
Masco Corp. (a)	159,000	1,409
Raytheon Co. (a)	215,200	9,733
Tyco International Ltd. (a)	113,800	2,704

		30,809

Commercial & Professional Supplies 1.1%
Covanta Holding Corp. (a)*	112,700	1,590
R.R. Donnelley & Sons Co.	227,700	2,653
The Brink’s Co. (a)	6,300	179

		4,422

Consumer Durables & Apparel 3.2%
Carter’s, Inc. (a)*	159,800	3,417
Jones Apparel Group, Inc.	41,800	386
Polo Ralph Lauren Corp. (a)	12,800	689
The Black & Decker Corp. (a)	44,600	1,797
The Stanley Works	71,300	2,712
The Warnaco Group, Inc. (a)*	128,600	3,709

		12,710

Consumer Services 1.4%
Apollo Group, Inc., Class A (a)*	25,700	1,618
McDonald’s Corp.	22,300	1,189
Regis Corp.	54,300	1,039
Wyndham Worldwide Corp.	154,800	1,808

		5,654

Diversified Financials 4.5%
AmeriCredit Corp. *	63,300	644
Discover Financial Services (a)	576,600	4,688
E*TRADE Financial Corp. *	352,600	504
Investment Technology Group, Inc. *	38,800	884
JPMorgan Chase & Co. (a)	118,100	3,897
Morgan Stanley	92,500	2,186
Northern Trust Corp. (a)	90,100	4,898

		17,701

Energy 6.8%
Anadarko Petroleum Corp. (a)	228,100	9,822
Cameron International Corp. (a)*	75,500	1,931
Chevron Corp. (a)	34,600	2,287
Dresser-Rand Group, Inc. *	93,600	2,305
ENSCO International, Inc.	57,800	1,635
Exxon Mobil Corp. (a)	85,100	5,674
Occidental Petroleum Corp. (a)	15,000	844
Pride International, Inc. *	25,100	570
World Fuel Services Corp.	50,600	1,929

		26,997

Food & Staples Retailing 1.3%
Safeway, Inc.	83,800	1,655
SUPERVALU, Inc.	8,800	144
The Kroger Co. (a)	163,650	3,538

		5,337

Food, Beverage & Tobacco 5.8%
Altria Group, Inc. (a)	354,400	5,787
Archer-Daniels-Midland Co. (a)	81,100	1,997
Chiquita Brands International, Inc. (a)*	263,100	1,992
Constellation Brands, Inc., Class A *	91,100	1,056
Del Monte Foods Co.	30,700	232
General Mills, Inc. (a)	45,500	2,306
Lancaster Colony Corp.	37,700	1,651
Reynolds American, Inc.	57,900	2,199
The Pepsi Bottling Group, Inc.	187,400	5,860

		23,080

See financial notes 63

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Health Care Equipment & Services 6.5%
Baxter International, Inc. (a)	84,700	4,108
Becton, Dickinson & Co. (a)	5,800	351
Boston Scientific Corp. (a)*	458,400	3,855
C.R. Bard, Inc.	9,800	702
CIGNA Corp.	13,800	272
Express Scripts, Inc. *	10,900	697
Gen-Probe, Inc. *	16,700	804
Humana, Inc. (a)*	172,100	4,953
Immucor, Inc. *	41,400	674
Magellan Health Services, Inc. (a)*	205,800	6,084
McKesson Corp.	41,900	1,550
Quest Diagnostics, Inc.	21,100	1,083
ResMed, Inc. *	17,100	658

		25,791

Household & Personal Products 1.9%
Alberto-Culver Co. (a)	95,400	2,126
Church & Dwight Co., Inc. (a)	99,700	5,425

		7,551

Insurance 4.8%
American Financial Group, Inc. (a)	142,000	2,496
Aon Corp. (a)	164,800	6,955
Arch Capital Group Ltd. (a)*	49,100	2,837
Assurant, Inc. (a)	35,400	865
Axis Capital Holdings Ltd. (a)	37,700	929
MetLife, Inc. (a)	80,400	2,392
PartnerRe Ltd. (a)	18,300	1,248
Prudential Financial, Inc.	22,400	647
The Travelers Cos., Inc.	11,300	465

		18,834

Materials 5.1%
AK Steel Holding Corp. (a)	111,500	1,451
Ball Corp.	49,000	1,848
Bemis Co., Inc. (a)	15,300	368
Crown Holdings, Inc. *	29,700	655
MeadWestvaco Corp. (a)	154,000	2,412
Pactiv Corp. *	1,900	41
Silgan Holdings, Inc.	149,200	6,936
Sonoco Products Co. (a)	84,000	2,050
Temple-Inland, Inc.	110,700	1,322
Terra Industries, Inc.	48,600	1,288
The Scotts Miracle-Gro Co., Class A	53,900	1,820

		20,191

Media 2.6%
Liberty Global, Inc., Series A (a)*	97,800	1,613
The Interpublic Group of Cos., Inc. *	516,500	3,233
Time Warner Cable, Inc., Class A	47,173	1,520
Time Warner, Inc.	187,933	4,103

		10,469

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
Amgen, Inc. (a)*	129,400	6,272
Biogen Idec, Inc. *	12,300	595
Forest Laboratories, Inc. (a)*	99,000	2,147
King Pharmaceuticals, Inc. (a)*	734,600	5,789
Millipore Corp. *	6,100	360
Myriad Genetics, Inc. *	24,600	954
Pfizer, Inc. (a)	268,500	3,587
Thermo Fisher Scientific, Inc. (a)*	153,900	5,399
Valeant Pharmaceuticals International *	61,800	1,036
Watson Pharmaceuticals, Inc. *	108,800	3,366

		29,505

Retailing 6.6%
Family Dollar Stores, Inc. (a)	184,600	6,127
Macy’s, Inc.	18,100	248
RadioShack Corp. (a)	495,900	6,982
Rent-A-Center, Inc. *	239,900	4,618
The Gap, Inc. (a)	493,300	7,666
The Home Depot, Inc.	21,800	574

		26,215

Semiconductors & Semiconductor Equipment 2.2%
Amkor Technology, Inc. (a)*	725,900	3,129
Cypress Semiconductor Corp. *	9,500	75
Integrated Device Technology, Inc. *	372,300	2,022
International Rectifier Corp. *	6,900	116
LSI Corp. *	552,700	2,122
MKS Instruments, Inc. (a)*	41,700	653
Skyworks Solutions, Inc. *	47,800	423

		8,540

Software & Services 9.0%
Affiliated Computer Services, Inc., Class A (a)*	25,600	1,239
BMC Software, Inc. (a)*	250,100	8,671
Computer Sciences Corp. *	82,400	3,046
Hewitt Associates, Inc., Class A *	199,500	6,256
Sybase, Inc. *	307,500	10,443
Symantec Corp. *	74,100	1,278
Synopsys, Inc. (a)*	204,200	4,447
WebMD Health Corp., Class A *	4,900	126

		35,506

Technology Hardware & Equipment 7.0%
3Com Corp. *	1,871,300	7,579
Cisco Systems, Inc. *	41,300	798
EMC Corp. *	66,900	838
Hewlett-Packard Co.	175,800	6,325
Ingram Micro, Inc., Class A *	66,800	970
InterDigital, Inc. *	16,500	434
JDS Uniphase Corp. (a)*	769,700	3,548
NCR Corp. *	177,700	1,804
Tellabs, Inc. *	805,600	4,222
Teradata Corp. *	38,700	647
Western Digital Corp. *	21,800	513

		27,678

Telecommunication Services 4.2%
AT&T, Inc.	35,200	902

64 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Sprint Nextel Corp. *	848,900	3,701
Syniverse Holdings, Inc. (a)*	93,300	1,175
Telephone & Data Systems, Inc. (a)	205,500	5,892
United States Cellular Corp. (a)*	10,700	364
Verizon Communications, Inc.	70,000	2,124
Windstream Corp. (a)	314,600	2,611

		16,769

Transportation 0.9%
Alaska Air Group, Inc. (a)*	52,200	876
AMR Corp. (a)*	380,600	1,811
CSX Corp.	27,200	805

		3,492

Utilities 2.3%
Exelon Corp. *	67,600	3,118
Mirant Corp. *	277,100	3,528
National Fuel Gas Co.	26,700	873
NRG Energy, Inc. *	57,200	1,029
Public Service Enterprise Group, Inc.	16,200	483

		9,031

Total Common Stock (Cost $419,255)		371,997

Foreign Common Stock 0.1% of net assets

Bermuda 0.1%
Platinum Underwriters Holdings, Ltd. (a)	15,400	443

Total Foreign Common Stock (Cost $491)		443

Other Investment Company 7.1% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	28,103	28,103

Total Other Investment Company (Cost $28,103)		28,103

Short-Term Investment 0.6% of net assets

U.S. Treasury Bill 0.6%
U.S. Treasury Bill
0.16%, 06/18/09 (b)	2,254	2,253

Total Short-Term Investments (Cost $2,253)		2,253

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $453,890 and the unrealized appreciation and depreciation were $25,866 and ($76,960), respectively, with a net unrealized depreciation of ($51,094).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.
(b)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 04/30/09. All numbers are x1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	325	14,138	1,975

	Number of	Value
Security	Shares	($ x 1,000)

Short Sales 31.9% of net assets

Automobiles & Components 0.7%
BorgWarner, Inc.	16,300	472
Harley-Davidson, Inc.	69,500	1,540
The Goodyear Tire & Rubber Co. *	56,400	620

		2,632

Banks 0.4%
First Financial Bankshares, Inc.	24,500	1,208
People’s United Financial, Inc.	6,100	95
U.S. Bancorp	10,700	195

		1,498

Capital Goods 3.5%
Caterpillar, Inc.	92,200	3,281
CLARCOR, Inc.	95,400	2,965
Curtiss-Wright Corp.	6,200	198
Graco, Inc.	41,800	986
Kaydon Corp.	57,500	1,838
PACCAR, Inc.	8,900	315
Textron, Inc.	69,500	746
The Boeing Co.	84,500	3,384

		13,713

Commercial & Professional Supplies 1.5%
Copart, Inc. *	52,100	1,636
Corrections Corp. of America *	111,900	1,581
Mine Safety Appliances Co.	116,100	2,862

		6,079

See financial notes 65

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Consumer Durables & Apparel 1.0%
Hanesbrands, Inc. *	192,100	3,162
Mattel, Inc.	49,000	733

		3,895

Consumer Services 0.8%
Carnival Corp.	9,800	263
International Game Technology	87,500	1,081
Sonic Corp. *	95,500	1,043
Starbucks Corp. *	23,500	340
Starwood Hotels & Resorts Worldwide, Inc.	13,300	277

		3,004

Diversified Financials 2.4%
Eaton Vance Corp.	35,900	983
Federated Investors, Inc., Class B	7,700	176
Legg Mason, Inc.	97,000	1,947
Leucadia National Corp. *	184,300	3,913
SLM Corp. *	364,500	1,760
T. Rowe Price Group, Inc.	22,500	867

		9,646

Energy 1.8%
Cabot Oil & Gas Corp.	70,800	2,137
Cimarex Energy Co.	21,600	581
Continental Resources, Inc. *	104,700	2,445
Newfield Exploration Co. *	7,100	221
Petrohawk Energy Corp. *	13,400	316
Plains Exploration & Production Co. *	14,500	274
Weatherford International Ltd. *	13,200	220
XTO Energy, Inc.	28,300	981

		7,175

Food & Staples Retailing 0.1%
Ruddick Corp.	12,200	313
Walgreen Co.	5,100	160

		473

Food, Beverage & Tobacco 0.5%
Corn Products International, Inc.	14,100	337
Molson Coors Brewing Co., Class B	4,900	188
PepsiCo, Inc.	31,700	1,577

		2,102

Health Care Equipment & Services 2.3%
Allscripts Healthcare Solutions, Inc.	164,700	2,046
athenahealth, Inc. *	80,500	2,560
IDEXX Laboratories, Inc. *	63,100	2,480
Intuitive Surgical, Inc. *	3,000	431
NuVasive, Inc. *	10,000	379
Psychiatric Solutions, Inc. *	23,300	452
Stryker Corp.	19,800	766

		9,114

Household & Personal Products 0.0%
Energizer Holdings, Inc. *	2,500	143

Insurance 0.5%
Marsh & McLennan Cos., Inc.	12,700	268
MBIA, Inc. *	10,200	48
Mercury General Corp.	38,200	1,291
Zenith National Insurance Corp.	17,700	403

		2,010

Materials 3.1%
Alcoa, Inc.	183,500	1,664
Freeport-McMoRan Copper & Gold, Inc.	11,600	495
Southern Copper Corp.	50,700	941
Steel Dynamics, Inc.	191,400	2,383
Texas Industries, Inc.	111,300	3,559
United States Steel Corp.	59,800	1,588
Westlake Chemical Corp.	88,000	1,646

		12,276

Media 0.1%
DreamWorks Animation SKG, Inc., Class A *	5,800	139
Regal Entertainment Group, Class A	5,200	68

		207

Pharmaceuticals, Biotechnology & Life Sciences 2.7%
AMAG Pharmaceuticals, Inc. *	20,900	937
BioMarin Pharmaceuticals, Inc. *	116,800	1,502
Cepheid, Inc. *	248,900	2,414
Covance, Inc. *	79,400	3,119
Mettler-Toledo International, Inc. *	4,100	253
Theravance, Inc. *	12,800	183
United Therapeutics Corp. *	28,000	1,759
Vertex Pharmaceuticals, Inc. *	11,800	364

		10,531

Real Estate 1.0%
CB Richard Ellis Group, Inc., Class A *	294,200	2,206
Jones Lang LaSalle, Inc.	8,700	281
The St. Joe Co. *	66,314	1,650

		4,137

Retailing 3.6%
Abercrombie & Fitch Co., Class A	25,300	685
AutoZone, Inc. *	2,500	416
Best Buy Co., Inc.	15,000	576
LKQ Corp. *	151,900	2,579
Nordstrom, Inc.	83,600	1,892
O’Reilly Automotive, Inc. *	59,900	2,327
Staples, Inc.	166,300	3,429
Target Corp.	48,700	2,009

66 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Tiffany & Co.	6,800	197
Urban Outfitters, Inc. *	8,700	169

		14,279

Semiconductors & Semiconductor Equipment 0.5%
Linear Technology Corp.	17,500	381
Microchip Technology, Inc.	9,100	209
NVIDIA Corp. *	132,400	1,520

		2,110

Software & Services 2.6%
Blackbaud, Inc.	90,800	1,382
Cognizant Technology Solutions Corp., Class A *	11,700	290
Electronic Arts, Inc. *	97,700	1,988
Equinix, Inc. *	36,500	2,563
Microsoft Corp.	134,400	2,723
Visa, Inc., Class A	19,500	1,267

		10,213

Technology Hardware & Equipment 1.5%
Corning, Inc.	180,100	2,633
EchoStar Corp., Class A *	72,900	1,153
National Instruments Corp.	16,100	355
Palm, Inc. *	169,000	1,773
Zebra Technologies Corp., Class A *	8,100	172

		6,086

Telecommunication Services 0.6%
Crown Castle International Corp. *	25,300	620
MetroPCS Communications, Inc. *	106,000	1,812

		2,432

Transportation 0.1%
Kansas City Southern *	17,200	262

Utilities 0.6%
EQT Corp.	70,200	2,361

Total Short Sales (Proceeds $136,984)		126,378

End of Short Sale Positions.

*	Non-income producing security.

See financial notes 67

 Schwab Hedged Equity Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $450,102)		$402,796
Deposits with broker for short sales		134,536
Receivables:
Investments sold		8,869
Fund shares sold		1,255
Dividends		214
Due from brokers for futures		15
Interest		11
Foreign tax reclaims		5
Prepaid expenses	+	1

Total assets		547,702

Liabilities
Securities sold short, at value (proceeds $136,984)		126,378
Payables:
Investments bought		24,633
Investment adviser and administrator fees		29
Transfer agent and shareholder services fees		13
Fund shares redeemed		572
Dividends on short sales		75
Payable to custodian		4
Trustees’ fees		1
Accrued expenses	+	33

Total liabilities		151,738

Net Assets
Total assets		547,702
Total liabilities	−	151,738

Net assets		395,964
Net Assets by Source
Capital received from investors		474,784
Distributions in excess of net investment income		(1,082)
Net realized capital losses		(43,013)
Net unrealized capital losses		(34,725)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$102,296		8,532		$11.99
Select Shares	$293,668		24,440		$12.02

68 See financial notes

 Schwab Hedged Equity Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends		$4,231
Interest	+	(451)

Total Investment Income		3,780

Net Realized Gains and Losses
Net realized losses on investments		(98,737)
Net realized gains on short sales		92,499
Net realized losses on futures contracts	+	(694)

Net realized losses		(6,932)

Net Unrealized Gains and Losses
Net unrealized gains on investments		73,737
Net unrealized losses on short sales		(84,623)
Net unrealized gains on futures contracts	+	919

Net unrealized losses		(9,967)

Expenses
Investment adviser and administrator fees		3,296
Transfer agent and shareholder service fees:
Investor Shares		114
Select Shares		151
Dividends on short sales		1,302
Registration fees		27
Professional fees		25
Portfolio accounting fees		21
Shareholder reports		14
Custodian fees		9
Trustees’ fees		6
Other expenses	+	5

Total expenses		4,970
Expense reduction by adviser and Schwab	−	432

Net expenses		4,538

Increase (Decrease) in Net Assets from Operations
Total investment income		3,780
Net expenses	−	4,538

Net investment loss		(758)
Net realized losses		(6,932)
Net unrealized losses	+	(9,967)

Decrease in net assets from operations		($17,657)

See financial notes 69

 Schwab Hedged Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment loss		($758)	($1,611)
Net realized gains (losses)		(6,932)	9,369
Net unrealized losses	+	(9,967)	(182,720)

Decrease in net assets from operations		(17,657)	(174,962)

Distributions to shareholders
Distributions from net investment income
Investor Shares		-	1,512
Select Shares	+	324	8,315

Total distributions from net investment income		$324	$9,827

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		4,663	$55,635	1,439	$21,463
Select Shares	+	4,590	54,407	7,429	111,815

Total shares sold		9,253	$110,042	8,868	$133,278

Shares Reinvested
Investor Shares		-	$-	90	$1,392
Select Shares	+	21	250	424	6,600

Total shares reinvested		21	$250	514	$7,992

Shares Redeemed
Investor Shares		(2,426)	($28,655)	(8,135)	($121,483)
Select Shares	+	(7,488)	(89,267)	(38,408)	(572,804)

Total shares redeemed		(9,914)	($117,922)	(46,543)	($694,287)

Net transactions in fund shares		(640)	($7,630)	(37,161)	($553,017)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,612	$421,575	70,773	$1,159,381
Total decrease	+	(640)	(25,611)	(37,161)	(737,806)

End of period		32,972	$395,964	33,612	$421,575

Distributions in excess of net investment income			($1,082)		$-

70 See financial notes

Schwab Financial Services Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	9.05	15.88	15.75	14.42	13.12	11.77

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.18	0.18	0.10	0.12	0.08
Net realized and unrealized gains (losses)	(1.78)	(6.78)	0.25	1.98	2.21	1.37

Total from investment operations	(1.71)	(6.60)	0.43	2.08	2.33	1.45
Less distributions:
Distributions from net investment income	(0.15)	(0.21)	(0.11)	(0.11)	(0.09)	(0.10)
Distributions from net realized gains	—	(0.02)	(0.19)	(0.64)	(0.94)	—

Total distributions	(0.15)	(0.23)	(0.30)	(0.75)	(1.03)	(0.10)

Net asset value at end of period	7.19	9.05	15.88	15.75	14.42	13.12

Total return (%)	(18.92)[1]	(42.08)	2.75	14.85	18.62	12.39

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.02 [2]	0.94	0.90	0.98	1.07	1.05
Gross operating expenses	1.02 [2]	0.94	0.90	0.98	1.15	1.25
Net investment income (loss)	1.95 [2]	1.56	1.06	0.87	1.01	0.62
Portfolio turnover rate	13 [1]	59	54	57	74	85
Net assets, end of period ($ x 1,000,000)	65	84	94	95	29	20

* Unaudited.

1 Not annualized.
2 Annualized.

See financial notes 71

 Schwab Financial Services Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

94.1%		Common Stock	97,659	60,715
1.1%		Foreign Common Stock	807	691
4.6%		Short-Term Investments	2,983	2,983

99.8%		Total Investments	101,449	64,389
0.7%		Collateral Invested for Securities on Loan	445	445
(0	.5)%	Other Assets and Liabilities, Net		(295)

100.0%		Total Net Assets		64,539

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 94.1% of net assets

Banks 16.4%
1st Source Corp.	6,000	118
BancFirst Corp.	18,900	807
Bank of Hawaii Corp.	10,000	351
Commerce Bancshares, Inc.	15,588	516
First Citizens BancShares, Inc., Class A	7,408	886
First Horizon National Corp.	30,800	354
Guaranty Bancorp *	2,500	6
Huntington Bancshares, Inc.	104,500	292
KeyCorp	102,200	629
NBT Bancorp, Inc.	20,200	478
Popular, Inc.	81,100	232
Santander BanCorp	21,600	145
SunTrust Banks, Inc.	83,600	1,207
SVB Financial Group *	45,800	951
The South Financial Group, Inc.	50,100	83
UMB Financial Corp.	34,700	1,588
Webster Financial Corp.	46,500	243
Wells Fargo & Co.	72,000	1,441
WSFS Financial Corp.	8,600	233

		10,560

Commercial & Professional Supplies 0.3%
Duff & Phelps Corp., Class A *	10,000	189

Diversified Financials 42.4%
Advanta Corp., Class B	57,550	67
American Express Co.	16,000	404
AmeriCredit Corp. *	57,800	588
Ameriprise Financial, Inc.	117,900	3,107
Bank of America Corp.	228,400	2,040
Bank of New York Mellon Corp.	68,000	1,733
Capital One Financial Corp.	21,400	358
Cash America International, Inc.	30,000	671
Citigroup, Inc. (b)	144,100	439
Discover Financial Services	80,800	657
GAMCO Investors, Inc., Class A	18,500	928
Interactive Brokers Group, Inc., Class A *	42,700	630
JPMorgan Chase & Co.	124,600	4,112
LaBranche & Co., Inc. *	146,370	612
MarketAxess Holdings, Inc. *	25,300	243
Morgan Stanley	70,000	1,655
Nelnet, Inc., Class A *	30,900	186
Northern Trust Corp.	40,000	2,174
PHH Corp. *	47,700	800
Raymond James Financial, Inc.	50,800	797
State Street Corp.	25,000	853
TD Ameritrade Holding Corp. *	50,000	795
Teton Advisors, Inc. (a)(c) *	276	—
The Goldman Sachs Group, Inc.	27,400	3,521

		27,370

Insurance 23.3%
American Financial Group, Inc.	77,950	1,370
Aon Corp.	18,200	768
Arch Capital Group Ltd. *	8,500	491
Assurant, Inc.	35,800	875
Axis Capital Holdings Ltd.	30,000	739
Berkshire Hathaway, Inc., Class A *	8	752
HCC Insurance Holdings, Inc.	44,700	1,069
MetLife, Inc.	48,600	1,446
Principal Financial Group, Inc.	10,000	164
Prudential Financial, Inc.	32,700	944
RenaissanceRe Holdings Ltd.	4,700	229
The Chubb Corp.	47,400	1,846
The Hartford Financial Services Group, Inc.	31,500	361
The Travelers Cos., Inc.	51,000	2,098
Transatlantic Holdings, Inc.	7,300	277
Unum Group	98,800	1,615

		15,044

Media 0.2%
Interactive Data Corp.	6,600	148

Real Estate 5.7%
AMB Property Corp.	7,500	143
AvalonBay Communities, Inc.	5,791	329
Boston Properties, Inc.	5,300	262
BRE Properties, Inc.	4,000	98
DiamondRock Hospitality Co.	10,000	65
Equity Residential	21,000	481
Essex Property Trust, Inc.	2,500	159
HCP, Inc.	9,000	198
Host Hotels & Resorts, Inc.	19,000	146
ProLogis	19,400	177
Public Storage	7,000	468

72 See financial notes

 Schwab Financial Services Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Simon Property Group, Inc.	16,212	836
Vornado Realty Trust	6,819	333

		3,695

Software & Services 5.8%
MasterCard, Inc., Class A	12,000	2,201
Western Union Co.	90,000	1,508

		3,709

Total Common Stock (Cost $97,659)		60,715

Foreign Common Stock 1.1% of net assets

Bermuda 1.1%

Diversified Financials 0.5%
Lazard Ltd., Class A	11,000	300

Insurance 0.6%
Platinum Underwriters Holdings, Ltd.	13,600	391

Total Foreign Common Stock (Cost $807)		691

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 4.6% of net assets
Citibank, New York Time Deposit
0.03%, 05/01/09	1,700	1,700
Wells Fargo, San Francisco Time Deposit
0.03%, 05/01/09	1,283	1,283

Total Short-Term Investments (Cost $2,983)		2,983

End of Investments.

	Number	Value
Security	of Shares	($ x 1,000)

Collateral Invested for Securities on Loan 0.7% of net assets
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	444,909	445

Total collateral invested for securities on loan (Cost $445)		445

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $101,460 and the unrealized appreciation and depreciation were $365 and ($37,436), respectively, with a net unrealized depreciation of ($37,071).

*	Non-income producing security.
(a)	Fair-valued by Management.
(b)	All or a portion of this security is on loan.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

See financial notes 73

 Schwab Financial Services Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $418 (cost $101,449)		$64,389
Collateral invested for securities on loan		445
Receivables:
Fund shares sold		141
Dividends		47
Income from securities on loan	+	28

Total assets		65,050

Liabilities
Collateral held for securities on loan		445
Payables:
Investment advisers and administrator fees		3
Transfer agent and shareholder services fees		1
Fund shares redeemed		30
Trustees’ fees		1
Accrued expenses	+	31

Total liabilities		511

Net Assets
Total assets		65,050
Total liabilities	−	511

Net assets		$64,539
Net Assets by Source
Capital received from investors		120,360
Net investment income not yet distributed		241
Net realized capital losses		(19,002)
Net unrealized capital losses		(37,060)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$64,539		8,982		$7.19

74 See financial notes

 Schwab Financial Services Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $1)		$874
Interest		1
Securities on loan	+	36

Total investment income		911

Net Realized Gains and Losses
Net realized losses		(10,216)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(6,713)

Expenses
Investment adviser and administrator fees		166
Transfer agent and shareholder service fees		77
Registration fees		19
Portfolio accounting fees		18
Professional fees		15
Shareholder reports		9
Trustees’ fees		4
Custodian fees		3
Other expenses	+	2

Net expenses		313

Increase (Decrease) in Net Assets from Operations
Total investment income		911
Net expenses	−	313

Net investment income		598
Net realized losses		(10,216)
Net unrealized losses	+	(6,713)

Decrease in net assets from operations		($16,331)

See financial notes 75

 Schwab Financial Services Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-04/30/09	11/1/07-10/31/08
Net investment income		$598	$1,364
Net realized losses		(10,216)	(8,838)
Net unrealized losses	+	(6,713)	(41,408)

Decrease in net assets from operations		(16,331)	(48,882)

Distributions to Shareholders
Distribution from net investment income		1,346	1,182
Distribution from net realized gains	+	—	140

Total distributions paid		$1,346	$1,322

Transactions in Fund Shares

		11/1/08-04/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		2,050	$14,307	6,693	$82,051
Shares Reinvested		167	1,229	83	1,188
Shares Redeemed	+	(2,545)	(17,572)	(3,361)	(42,425)

Net transactions in fund shares		(328)	($2,036)	3,415	$40,814

Shares Outstanding and Net Assets
		11/1/08-04/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,310	$84,252	5,895	$93,642
Total increase or decrease	+	(328)	(19,713)	3,415	(9,390)

End of period		8,982	$64,539	9,310	$84,252

Net investment income not yet distributed			$241		$989

76 See financial notes

Schwab Health Care Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	12.55	17.08	15.05	14.03	10.78	8.43

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.05	(0.01)	(0.02)	(0.06)
Net realized and unrealized gains (losses)	(1.22)	(4.46)	2.11	1.03	3.27	2.41

Total from investment operations	(1.15)	(4.38)	2.16	1.02	3.25	2.35
Less distributions:
Distributions from net investment income	(0.09)	(0.05)	—	—	—	—
Distributions from net realized gains	—	(0.10)	(0.13)	—	—	—

Total distributions	(0.09)	(0.15)	(0.13)	—	—	—

Net asset value at end of period	11.31	12.55	17.08	15.05	14.03	10.78

Total return (%)	(9.21)[1]	(25.87)	14.49	7.27	30.15	27.88

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.84 [2]	0.82	0.82	0.84	0.89	1.04
Gross operating expenses	0.84 [2]	0.82	0.82	0.84	0.89	1.07
Net investment income (loss)	1.05 [2]	0.48	0.32	(0.07)	(0.28)	(0.73)
Portfolio turnover rate	16 [1]	50	34	76	42	105
Net assets, end of period ($ x 1,000,000)	450	545	834	611	397	54

* Unaudited.

1 Not annualized.
2 Annualized.

See financial notes 77

 Schwab Health Care Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

91.8%	Common Stock	507,447	413,278
1.6%	Foreign Common Stock	8,210	6,994
0.9%	Other Investment	4,170	4,192
5.6%	Short-Term Investments	25,129	25,129

99.9%	Total Investments	544,956	449,593
0.1%	Other Assets and Liabilities, Net		543

100.0%	Total Net Assets		450,136

	Number of	Value
Security	Shares	($ x 1,000)

Common Stock 91.8% of net assets

Health Care Equipment & Services 35.0%
Aetna, Inc.	230,600	5,076
Align Technology, Inc. *	30,000	372
Alliance Imaging, Inc. *	75,000	590
American Medical Systems Holdings, Inc. *	35,000	433
AmerisourceBergen Corp.	150,000	5,046
AmSurg Corp. *	15,000	308
Baxter International, Inc.	400,000	19,400
Becton, Dickinson & Co.	175,000	10,584
Boston Scientific Corp. *	800,000	6,728
C.R. Bard, Inc.	70,000	5,014
Centene Corp. *	75,000	1,378
Cerner Corp. *	50,000	2,690
CIGNA Corp.	400,000	7,884
Cochlear Ltd.	3,000	108
CONMED Corp. *	75,000	999
DaVita, Inc. *	125,000	5,796
Edwards Lifesciences Corp. *	25,000	1,585
Emergency Medical Services Corp., Class A *	10,000	348
Ensign Group, Inc.	10,000	155
ev3, Inc. *	50,000	418
Express Scripts, Inc. *	275,000	17,592
Fresenius Medical Care AG & Co. KGaA	6,400	248
Gen-Probe, Inc. *	85,000	4,094
Hanger Orthopedic Group, Inc. *	25,000	348
Humana, Inc. *	174,300	5,016
ICU Medical, Inc. *	30,000	1,128
Immucor, Inc. *	25,000	407
Invacare Corp.	175,000	2,693
inVentiv Health, Inc. *	15,000	166
Kindred Healthcare, Inc. *	75,000	977
LifePoint Hospitals, Inc. *	50,000	1,293
Magellan Health Services, Inc. *	80,000	2,365
McKesson Corp.	200,000	7,400
Medco Health Solutions, Inc. *	100,000	4,355
Merit Medical Systems, Inc. *	50,000	776
Omnicare, Inc.	240,000	6,170
Omnicell, Inc. *	15,000	132
Owens & Minor, Inc.	62,500	2,167
PharMerica Corp. *	30,000	548
Quest Diagnostics, Inc.	175,000	8,983
ResMed, Inc. *	100,000	3,845
St. Jude Medical, Inc. *	50,000	1,676
STERIS Corp.	60,000	1,446
Sun Healthcare Group, Inc. *	15,000	127
Synovis Life Technologies, Inc. *	40,000	607
Synthes, Inc.	6,600	668
Teleflex, Inc.	35,000	1,504
Thoratec Corp. *	25,000	727
UnitedHealth Group, Inc.	200,000	4,704
Vnus Medical Technologies, Inc. *	15,000	332

		157,406

Pharmaceuticals, Biotechnology & Life Sciences 56.0%
Abbott Laboratories	375,000	15,694
Accelrys, Inc. *	30,000	135
Adolor Corp. *	65,000	146
Albany Molecular Research, Inc. *	25,000	244
Alkermes, Inc. *	125,000	956
Amgen, Inc. *	450,000	21,811
AstraZeneca PLC	71,100	2,490
Bayer AG *	8,400	418
Bio-Rad Laboratories, Inc., Class A *	10,000	697
Biogen Idec, Inc. *	250,000	12,085
Bristol-Myers Squibb Co.	550,000	10,560
Cephalon, Inc. *	150,000	9,841
CSL Ltd.	31,700	790
Cubist Pharmaceuticals, Inc. *	25,000	415
Eli Lilly & Co.	330,000	10,864
Endo Pharmaceuticals Holdings, Inc. *	175,000	2,894
Enzon Pharmaceuticals, Inc. *	50,000	288
Forest Laboratories, Inc. *	423,900	9,194
Genzyme Corp. *	175,000	9,333
GlaxoSmithKline PLC	127,000	1,956
Johnson & Johnson	500,000	26,180
King Pharmaceuticals, Inc. *	1,300,000	10,244
Life Technologies Corp. *	210,000	7,833
Martek Biosciences Corp. *	100,000	1,822
Matrixx Initiatives, Inc. *	10,000	171
Maxygen, Inc. *	50,000	293
Medarex, Inc. *	75,000	444
Medicis Pharmaceutical Corp., Class A	300,000	4,821
Merck & Co., Inc.	650,000	15,756
Merck KGaA	8,900	798
Millipore Corp. *	35,000	2,068
Nabi Biopharmaceuticals *	100,000	344
Novartis AG - Reg’d	70,900	2,683
Noven Pharmaceuticals, Inc. *	20,000	206

78 See financial notes

 Schwab Health Care Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Novo Nordisk A/S, Class B	15,300	728
NPS Pharmaceuticals, Inc. *	25,000	87
Par Pharmaceutical Cos., Inc. *	75,000	805
Pfizer, Inc.	1,500,000	20,040
Pharmaceutical Product Development, Inc.	50,000	981
Salix Pharmaceuticals Ltd. *	25,000	275
Sanofi-Aventis	50,700	2,936
Schering-Plough Corp.	200,000	4,604
Shionogi & Co., Ltd.	6,000	103
Techne Corp.	25,000	1,431
Teva Pharmaceutical Industries Ltd.	29,900	1,313
The Medicines Co. *	200,000	1,996
Thermo Fisher Scientific, Inc. *	350,000	12,278
Valeant Pharmaceuticals International *	100,000	1,676
ViroPharma, Inc. *	300,000	1,689
Warner Chilcott Ltd., Class A *	200,000	1,958
Watson Pharmaceuticals, Inc. *	475,000	14,696

		252,070

Real Estate 0.8%
Health Care REIT, Inc.	50,000	1,703
Healthcare Realty Trust, Inc.	125,000	2,099

		3,802

Total Common Stock (Cost $507,447)		413,278

Foreign Common Stock 1.6% of net assets

Belgium 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A. *	1,200	33

Canada 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Biovail Corp.	8,600	94

France 0.2%

Health Care Equipment & Services 0.2%
Essilor International S.A.	15,600	672

Japan 0.8%

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Astellas Pharma, Inc.	56,000	1,821
Chugai Pharmaceutical Co., Ltd.	24,000	446
Santen Pharmaceutical Co., Ltd.	6,000	169
Takeda Pharmaceutical Co., Ltd.	37,000	1,312

		3,748

Switzerland 0.6%

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Roche Holding AG	19,400	2,447

Total Foreign Common Stock (Cost $8,210)		6,994

Other Investment Company 0.9% of net assets

United States 0.9%
iShares MSCI EAFE Index Fund	100,000	4,192

Total Other Investment Company (Cost $4,170)		4,192

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 5.6% of net assets

Commercial Paper & Other Obligations 5.0%
Citibank, New York Time Deposit
0.03%, 05/01/09	13,800	13,800
Wells Fargo, San Francisco Time Deposit
0.03%, 05/01/09	8,750	8,750

		22,550

U.S. Treasury Obligations 0.6%
U.S. Treasury Bills
0.15%, 06/18/09 (a)	450	450
0.17%, 06/18/09 (a)	10	10
0.09%, 06/18/09 (a)	879	879
0.16%, 06/18/09 (a)	1,240	1,240

		2,579

Total Short-Term Investments (Cost $25,129)		25,129

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $545,063 and the unrealized appreciation and depreciation were $23,191 and ($118,661), respectively, with a net unrealized depreciation of ($95,470).

At 04/30/09, the values of certain foreign securities held by the fund aggregating $19,203 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
Reg’d — Registered
REIT — Real Estate Investment Trust

See financial notes 79

 Schwab Health Care Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	500	21,750	2,391

80 See financial notes

 Schwab Health Care Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $544,956)		$449,593
Cash		13
Foreign currency, at value (Cost $125)		125
Receivables:
Investments sold		560
Dividends		306
Fund shares sold		207
Foreign tax reclaims		46
Due from brokers for futures		23
Prepaid expenses	+	1

Total assets		450,874

Liabilities
Investment adviser and administrator fees		20
Transfer agent and shareholder service fees		9
Fund shares redeemed		651
Trustees’ fees		1
Accrued expenses	+	57

Total liabilities		738

Net Assets
Total assets		450,874
Total liabilities	−	738

Net assets		$450,136
Net Assets by Source
Capital received from investors		574,103
Net investment income not yet distributed		2,224
Net realized capital losses		(33,219)
Net unrealized capital losses		(92,972)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$450,136		39,809		$11.31

See financial notes 81

 Schwab Health Care Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $63)		$4,591
Interest		9
Securities on loan	+	2

Total investment income		4,602

Net Realized Gains and Losses
Net realized losses on investments		(22,992)
Net realized gains on foreign currency transactions		382
Net realized losses on futures contracts	+	(4,544)

Net realized losses		(27,154)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(31,225)
Net unrealized gains on futures contracts		4,600
Net unrealized gains on foreign currency translations	+	1

Net unrealized losses		(26,624)

Expenses
Investment adviser and administrator fees		1,311
Transfer agent and shareholder service fees		607
Shareholder reports		50
Portfolio accounting fees		24
Registration fees		18
Professional fees		16
Custodian fees		10
Trustees’ fees		7
Other expenses	+	5

Total expenses		2,048

Increase (Decrease) in Net Assets from Operations
Total investment income		4,602
Net expenses	−	2,048

Net investment income		2,554
Net realized losses		(27,154)
Net unrealized losses	+	(26,624)

Decrease in net assets from operations		($51,224)

82 See financial notes

 Schwab Health Care Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	11/01/07-10/31/08
Net investment income		$2,554	$3,551
Net realized losses		(27,154)	(5,177)
Net unrealized losses	+	(26,624)	(209,234)

Decrease in net assets from operations		(51,224)	(210,860)

Distributions to Shareholders
Distributions from net investment income		3,760	2,381
Distributions from net realized gains	+	—	4,855

Total distributions		$3,760	$7,236

Transactions in Fund Shares

		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		3,032	$35,477	12,076	$187,775
Shares Reinvested		282	3,366	396	6,542
Shares Redeemed	+	(6,907)	(78,407)	(17,912)	(265,632)

Net transactions in fund shares		(3,593)	($39,564)	(5,440)	($71,315)

Shares Outstanding and Net Assets
		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		43,402	$544,684	48,842	$834,095
Total decrease	+	(3,593)	(94,548)	(5,440)	(289,411)

End of period		39,809	$450,136	43,402	$544,684

Net investment income not yet distributed			$2,224		$3,430

See financial notes 83

Schwab® International Core Equity Fund

Financial Statements

Financial Highlights

	11/1/08–		5/30/08[1]–
Investor Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.85		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.05
Net realized and unrealized gains (losses)	(0.33)		(4.20)

Total from investment operations	(0.26)		(4.15)
Less distributions:
Distributions from net investment income	(0.08)		—

Net asset value at end of period	5.51		5.85

Total return (%)	(4.47)[2]		(41.50)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.10	[3]	1.10	[3]
Gross operating expenses	1.64	[3]	1.52	[3]
Net investment income (loss)	2.39	[3]	1.37	[3]
Portfolio turnover rate	52	[2]	56	[2]
Net assets, end of period ($ x 1,000,000)	19		21

	11/1/08–		5/30/08[1]–
Select Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.85		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.07
Net realized and unrealized gains (losses)	(0.32)		(4.22)

Total from investment operations	(0.25)		(4.15)
Less distributions:
Distributions from net investment income	(0.09)		—

Net asset value at end of period	5.51		5.85

Total return (%)	(4.35)[2]		(41.50)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.95	[3]	0.95	[3]
Gross operating expenses	1.48	[3]	1.36	[3]
Net investment income (loss)	2.58	[3]	1.49	[3]
Portfolio turnover rate	52	[2]	56	[2]
Net assets, end of period ($ x 1,000,000)	8		9

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.

84 See financial notes

 Schwab® International Core Equity Fund

Financial Highlights continued

	11/1/08–		5/30/08[1]–
Institutional Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.85		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.06
Net realized and unrealized gains (losses)	(0.32)		(4.21)

Total from investment operations	(0.25)		(4.15)
Less distributions:
Distributions from net investment income	(0.09)		—

Net asset value at end of period	5.51		5.85

Total return (%)	(4.26)[2]		(41.50)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.86	[3]	0.86	[3]
Gross operating expenses	1.49	[3]	1.39	[3]
Net investment income (loss)	2.67	[3]	1.67	[3]
Portfolio turnover rate	52	[2]	56	[2]
Net assets, end of period ($ x 1,000,000)	3		3

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 85

 Schwab International Core Equity Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

96.3%	Common Stock	38,793	28,712
2.9%	Other Investment Company	873	873

99.2%	Total Investments	39,666	29,585
0.8%	Other Assets and Liabilities		240

100.0%	Net Assets		29,825

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 96.3% of net assets

Australia 5.7%

Banks 0.9%
Commonwealth Bank of Australia	8,066	206
Westpac Banking Corp.	4,800	67

		273

Commercial & Professional Supplies 0.2%
Downer EDI Ltd.	12,227	45

Consumer Services 0.1%
Tatts Group Ltd.	16,799	34

Energy 1.2%
Caltex Australia Ltd.	21,220	151
Origin Energy Ltd.	17,421	206

		357

Food & Staples Retailing 1.2%
Metcash Ltd.	53,520	161
Woolworths Ltd.	10,345	201

		362

Materials 1.4%
Amcor Ltd.	57,834	202
BlueScope Steel Ltd.	16,824	28
Boral Ltd.	14,692	44
Iluka Resources Ltd. *	53,578	127

		401

Transportation 0.1%
Toll Holdings Ltd.	7,150	31

Utilities 0.6%
AGL Energy Ltd.	16,469	181

		1,684

Austria 1.2%

Banks 0.7%
Erste Group Bank AG	9,259	193

Transportation 0.5%
Oesterreichische Post AG	5,575	163

		356

Belgium 0.3%

Diversified Financials 0.3%
Fortis *	38,930	96

Bermuda 0.3%

Energy 0.2%
CNPC Hong Kong Ltd.	80,000	40
Frontline Ltd.	1,500	29

		69

Real Estate 0.1%
Great Eagle Holdings Ltd.	20,000	28

		97

China 1.3%

Banks 1.3%
Bank of China Ltd., Class H	98,000	36
China Construction Bank Corp., Class H	331,000	191
Industrial & Commercial Bank of China Ltd., Class H	282,000	161

		388

Denmark 0.7%

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Novo Nordisk A/S, Class B	4,534	216

Finland 1.3%

Materials 0.8%
Huhtamaki Oyj	25,936	250

Software & Services 0.5%
Tieto Oyj	11,682	150

		400

France 9.1%

Capital Goods 1.9%
Alstom S.A.	996	62
Bouygues S.A.	1,055	45
Safran S.A.	2,177	26
Schneider Electric S.A.	2,952	225
Vinci S.A.	2,109	94
Zodiac Aerospace	3,951	115

		567

Consumer Durables & Apparel 0.3%
LVMH Moet Hennessy Louis Vuitton S.A.	1,242	94

86 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Insurance 1.3%
Axa S.A. *	14,151	238
CNP Assurances	2,124	167

		405

Materials 0.2%
Air Liquide S.A.	611	50

Media 1.6%
Publicis Groupe	6,906	211
Vivendi	9,579	258

		469

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
Sanofi-Aventis	9,251	536

Software & Services 0.6%
Cap Gemini S.A. *	4,816	180

Telecommunication Services 1.4%
France Telecom S.A.	18,550	412

		2,713

Germany 8.5%

Automobiles & Components 1.0%
Daimler AG - Reg’d	8,447	303

Banks 0.3%
Aareal Bank AG	9,414	88

Capital Goods 1.6%
Bilfinger Berger AG	866	41
MAN AG	3,190	198
MTU Aero Engines Holding AG	7,174	241

		480

Consumer Durables & Apparel 1.7%
Adidas AG	8,782	332
Puma AG Rudolf Dassler Sport *	767	164

		496

Insurance 0.9%
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	1,847	255

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Bayer AG *	6,456	321

Retailing 0.6%
Fielmann AG	3,109	191

Transportation 0.5%
Deutsche Lufthansa AG - Reg’d	12,174	155

Utilities 0.8%
RWE AG	3,351	242

		2,531

Greece 0.9%

Banks 0.7%
National Bank of Greece S.A.	10,043	209

Consumer Services 0.2%
OPAP S.A.	2,340	72

		281

Hong Kong 3.1%

Energy 0.7%
CNOOC Ltd.	191,000	213

Real Estate 0.1%
Wheelock & Co., Ltd.	14,000	30

Telecommunication Services 0.1%
China Mobile Ltd.	3,500	30

Utilities 2.2%
CLP Holdings Ltd.	48,000	324
Hongkong Electric Holdings Ltd.	53,000	313

		637

		910

Italy 2.3%

Automobiles & Components 1.0%
Fiat S.p.A. *	13,005	127
Pirelli & C. S.p.A.	433,128	169

		296

Capital Goods 0.3%
Prysmian S.p.A.	5,766	70

Insurance 0.1%
Milano Assicurazioni S.p.A.	10,311	32

Media 0.0%
Seat Pagine Gialle S.p.A. *	8,076	2

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Recordati S.p.A.	37,929	218

Utilities 0.2%
Enel S.p.A.	10,688	58

		676

Japan 23.4%

Automobiles & Components 1.6%
Nhk Spring Co., Ltd.	39,000	181
NIissan Shatai Co., Ltd.	30,000	189
The Yokohama Rubber Co., Ltd.	26,000	113

		483

Banks 2.1%
Hokuhoku Financial Group, Inc.	36,000	64
Kiyo Holdings, Inc.	116,000	139
Resona Holdings, Inc.	9,300	125
The 77 Bank Ltd.	25,000	128
The Sumitomo Trust & Banking Co., Ltd.	42,000	176

		632

Capital Goods 2.7%
Itochu Corp.	34,000	182
Marubeni Corp.	24,000	87
Mitsubishi Corp.	10,400	160
Mitsui & Co., Ltd.	18,000	191
Sumitomo Corp.	18,000	157
Toyo Engineering Corp.	13,000	42

		819

Commercial & Professional Supplies 0.5%
Toppan Forms Co., Ltd.	14,700	158

See financial notes 87

 Schwab International Core Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Consumer Durables & Apparel 0.8%
Goldcrest Co., Ltd.	2,410	55
NAMCO BANDAI Holdings, Inc.	14,600	146
Sanki Engineering Co., Ltd.	4,000	27

		228

Consumer Services 0.4%
Oriental Land Co., Ltd.	2,100	132

Diversified Financials 0.7%
Acom Co., Ltd.	30	1
Hitachi Capital Corp.	12,400	137
Takefuji Corp.	12,520	67

		205

Food & Staples Retailing 0.5%
Lawson, Inc.	3,100	120
Matsumotokiyoshi Holdings Co., Ltd.	1,600	28

		148

Food, Beverage & Tobacco 2.8%
Asahi Breweries Ltd.	20,500	257
Nippon Meat Packers, Inc.	12,000	124
Nisshin Seifun Group, Inc.	22,500	232
Toyo Suisan Kaisha Ltd.	11,000	215

		828

Household & Personal Products 0.3%
Kobayashi Pharmaceutical Co., Ltd.	2,900	94

Insurance 0.7%
Tokio Marine Holdings, Inc.	7,900	208

Materials 3.5%
Godo Steel Ltd.	68,000	176
Nippon Paper Group, Inc.	5,200	148
Nippon Soda Co., Ltd.	62,000	203
Rengo Co., Ltd.	18,000	90
Shin-Etsu Chemical Co., Ltd.	4,400	214
Tokyo Steel Manufacturing Co., Ltd.	12,900	132
Ube Industries Ltd.	35,000	66

		1,029

Real Estate 1.9%
Daito Trust Construction Co., Ltd.	3,500	146
Leopalace21 Corp.	19,100	140
Nomura Real Estate Holdings, Inc.	17,300	283

		569

Semiconductors & Semiconductor Equipment 0.5%
Mimasu Semiconductor Industry Co., Ltd.	11,900	137

Software & Services 0.3%
Hitachi Software Engineering Co., Ltd.	8,000	99

Technology Hardware & Equipment 1.7%
Canon, Inc.	11,900	356
Seiko Epson Corp.	10,500	148

		504

Telecommunication Services 0.6%
NTT DoCoMo, Inc.	118	165

Transportation 1.1%
Mitsui O.S.K. Lines Ltd.	29,000	166
Nippon Yusen Kabushiki Kaisha	38,000	155

		321

Utilities 0.7%
Electric Power Development Co., Ltd.	7,300	213

		6,972

Malaysia 0.2%

Food, Beverage & Tobacco 0.2%
British American Tobacco Malaysia Berhad	4,600	57

Mexico 0.3%

Materials 0.3%
Grupo Mexico S.A.B. de C.V., Series B	104,381	81

Netherlands 2.1%

Capital Goods 0.2%
European Aeronautic Defence & Space Co.	3,538	51

Diversified Financials 0.8%
ING Groep N.V. CVA	25,583	233

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	4,277	47

Food, Beverage & Tobacco 0.4%
Unilever N.V.	6,217	123

Technology Hardware & Equipment 0.6%
Gemalto N.V. CVA *	5,918	186

		640

Norway 0.6%

Energy 0.6%
TGS Nopec Geophysical Co., A.S.A. *	22,400	165

Portugal 0.6%

Telecommunication Services 0.5%
Portugal Telecom SGPS S.A. - Reg’d	19,352	147

Utilities 0.1%
EDP - Energias de Portugal S.A.	7,953	29

		176

Republic of Korea 1.2%

Consumer Services 0.3%
Kangwon Land, Inc.	7,290	89

Food, Beverage & Tobacco 0.2%
KT&G Corp.	885	49

Materials 0.6%
Korea Zinc Co., Ltd.	532	57
LG Chem Ltd.	1,206	133

		190

Semiconductors & Semiconductor Equipment 0.1%
Samsung Electronics Co., Ltd.	61	28

		356

88 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Singapore 1.1%

Energy 0.3%
Singapore Petroleum Co., Ltd.	34,000	76

Technology Hardware & Equipment 0.3%
Venture Corp., Ltd.	20,000	80

Transportation 0.5%
ComfortDelGro Corp., Ltd.	119,000	114
Singapore Airlines Ltd.	7,000	50

		164

		320

Spain 5.0%

Banks 1.9%
Banco Bilbao Vizcaya Argentaria S.A.	3,174	34
Banco de Sabadell S.A.	11,508	66
Banco Santander S.A.	49,739	479

		579

Diversified Financials 0.4%
Corporacion Financiera Alba S.A.	2,826	122

Telecommunication Services 1.9%
Telefonica S.A.	30,395	576

Utilities 0.8%
Endesa S.A.	10,588	227

		1,504

Sweden 2.2%

Banks 1.1%
Nordea Bank AB	44,728	333

Capital Goods 1.0%
Alfa Laval AB	13,300	118
Skanska AB, B Shares	16,101	173

		291

Diversified Financials 0.1%
L E Lundbergforetagen AB, B Shares	1,022	39

		663

Switzerland 5.0%

Capital Goods 1.1%
Geberit AG - Reg’d	1,488	159
Schindler Holding AG	3,033	159

		318

Food, Beverage & Tobacco 1.2%
Nestle S.A. - Reg’d	11,407	372

Insurance 0.3%
Baloise Holding AG - Reg’d	858	63
Zurich Financial Services AG - Reg’d	222	41

		104

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Novartis AG - Reg’d	13,017	493
Roche Holding AG	1,723	217

		710

		1,504

United Kingdom 19.0%

Banks 1.1%
Barclays plc	30,000	122
HSBC Holdings plc	18,863	134
Lloyds Banking Group plc	33,220	54

		310

Capital Goods 0.7%
BAE Systems plc	40,643	214

Commercial & Professional Supplies 0.3%
Regus plc	88,552	100

Diversified Financials 1.9%
Provident Financial plc	15,526	194
Tullett Prebon plc	93,640	367

		561

Energy 6.2%
Acergy S.A.	4,600	36
AMEC plc	19,595	178
BG Group plc	22,684	362
BP plc	76,530	541
Petrofac Ltd.	25,413	214
Royal Dutch Shell plc, Class B	22,487	509

		1,840

Food, Beverage & Tobacco 1.8%
British American Tobacco plc	13,124	317
Cadbury plc	29,857	223

		540

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	2,760	108

Materials 2.2%
Anglo American plc	2,952	64
Antofagasta plc	18,024	155
Croda International plc	26,234	209
Filtrona plc	111,071	195
Rexam plc	8,677	40

		663

Pharmaceuticals, Biotechnology & Life Sciences 2.7%
AstraZeneca plc	9,953	348
GlaxoSmithKline plc	29,460	454

		802

Retailing 0.9%
HMV Group plc	77,366	163
WH Smith plc	17,849	110

		273

Software & Services 0.3%
Logica plc	83,703	94

Utilities 0.5%
Drax Group plc	19,741	150

		5,655

See financial notes 89

 Schwab International Core Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

United States 0.9%

Health Care Equipment & Services 0.9%
Synthes, Inc.	2,676	271

Total Common Stock (Cost $38,793)		28,712

Other Investment Company 2.9% of net assets

United States 2.9%
State Street Institutional Liquid Reserves Fund – Institutional Class	872,930	873

Total Other Investment Company (Cost $873)		873

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $39,825 and the unrealized appreciation and depreciation were $754 and ($10,994), respectively, with a net unrealized depreciation of ($10,240).

At 04/30/09, the values of certain foreign securities held by the fund aggregating $27,617 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
CVA — Dutch Certificate
Reg’d — Registered

90 See financial notes

 Schwab International Core Equity Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $39,666)		$29,585
Foreign currency, at value (cost $76)		77
Receivables:
Dividends		151
Fund shares sold		4
Foreign tax reclaims		19
Interest		1
Prepaid expenses	+	4

Total assets		29,841

Liabilities
Payables:
Investment advisers and administrator fees		5
Transfer agent and shareholder services fees		2
Fund shares redeemed	+	9

Total liabilities		16

Net Assets
Total assets		29,841
Total liabilities	−	16

Net assets		$29,825
Net Assets by Source
Capital received from investors		58,455
Net investment income not yet distributed		304
Net realized capital losses		(18,855)
Net unrealized capital losses		(10,079)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$18,833		3,420		$5.51
Select Shares	$8,466		1,537		$5.51
Institutional Shares	$2,526		459		$5.51	*

*	Due to rounding, net assets divided by shares outstanding, does not equal net asset value.

See financial notes 91

 Schwab International Core Equity Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $45)		$510
Interest	+	2

Total Investment Income		512

Net Realized Gains and Losses
Net realized losses on investments		(11,676)
Net realized gains on foreign currency transactions	+	5

Net realized losses		(11,671)

Net Unrealized Gains and Losses
Net unrealized gains on investments		9,753
Net unrealized losses on foreign currency translations	+	(3)

Net unrealized gains		9,750

Expenses
Investment adviser and administrator fees		118
Transfer agent and shareholder service fees:
Investor Shares		23
Select Shares		1
Institutional Shares		4
Custodian fees		25
Professional fees		24
Registration fees		15
Portfolio accounting fees		8
Shareholder reports		7
Trustees’ fees		4
Other expenses	+	2

Total expenses		231
Expense reduction by adviser and Schwab	−	79

Net expenses		152

Increase (Decrease) in Net Assets from Operations
Total investment income		512
Net expenses	−	152

Net investment income		360
Net realized losses		(11,671)
Net unrealized gains	+	9,750

Decrease in net assets from operations		($1,561)

92 See financial notes

 Schwab International Core Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	5/30/08*-10/31/08
Net investment income		$360	$328
Net realized losses		(11,671)	(7,108)
Net unrealized gains (losses)	+	9,750	(19,829)

Decrease in net assets from operations		(1,561)	(26,609)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		283	—
Select Shares		135	—
Institutional Shares	+	42	—

Total distributions from net investment income		$460	$-

Transactions in Fund Shares

		11/01/08-04/30/09		5/30/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		204	$1,100	4,667	$46,199
Select Shares		204	1,059	2,361	23,461
Institutional Shares	+	—	1	458	4,508

Total shares sold		408	$2,160	7,486	$74,168

Shares Reinvested
Investor Shares		45	$249	—	$-
Select Shares		20	111	—	—
Institutional Shares	+	1	5	—	—

Total shares reinvested		66	$365	—	$-

Shares Redeemed
Investor Shares		(465)	($2,428)	(1,031)	($8,130)
Select Shares		(246)	(1,307)	(802)	(6,373)
Institutional Shares	+	—	-	-	-

Total shares redeemed		(711)	($3,735)	(1,833)	($14,503)

Net transactions in fund shares		(237)	($1,210)	5,653	$59,665

Shares Outstanding and Net Assets
		11/01/08-04/30/09		5/30/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,653	$33,056	—	$-
Total increase or decrease	+	(237)	(3,231)	5,653	33,056

End of period		5,416	$29,825	5,653	$33,056

Net Investment income not yet distributed			$304		$404

*	Commencement of operations.

See financial notes 93

 Schwab Active Equity Funds

Financial Notes, unaudited

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
 Schwab S&P 500 Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MartketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid
 Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund–Moderate Payout
Schwab Monthly Income Fund–Enhanced Payout
Schwab Monthly Income Fund–Maximum Payout

Schwab Premier Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund and Schwab Hedged Equity Fund offer two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio. Schwab Core Equity Fund, Schwab Financial Services Fund, and Schwab Health Care Fund each offer one share class.

Schwab International Core Equity commenced operations on May 30, 2008. The fund offers three classes of shares: Investor Shares, Select Shares®, and Institutional Shares. Shares of each class represent interest in the same portfolio.

Shares are bought and sold (subject to a redemption fee, see Note 8) at net asset value, or closing NAV, which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

94

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and Forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

Short Sale: The Schwab Hedged Equity Fund may sell securities short (sell securities it does not own). When it does so, the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.

Securities Lending: The funds may loan securities to certain brokers, dealers and other financial institutions that pay the funds negotiated fees. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the

 95

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Forward Currency Contract: The International Core Equity Fund may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund’s financial statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

If the fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the Fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest and dividends accrued on securities sold short are recorded as an expense on the fund’s records.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The fund record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gains or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its net assets.

96

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(f) Distributions to Shareholders:

The funds make distributions from net investment income once a year, with the exception of Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Corp., under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) Accounting Pronouncements:

The Funds adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective November 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

Various inputs are used in determining the value of the funds’ investments. SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of April 30, 2009:

 97

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
 (All dollar amounts are x 1,000)

	Premier Equity Fund		Core Equity Fund		Dividend Equity Fund
		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*

Level 1	$527,996	$622	$1,301,874	$760	$1,070,436	$1,368
Level 2	640	—	5,004	—	24,205	—
Level 3	—	—	—	—	—	—

Total	$528,636	$622	$1,306,878	$760	$1,094,641	$1,368

	Large-Cap Growth Fund		Small-Cap Equity Fund		Hedged Equity Fund
		Other		Other			Other
	Investments	Financial	Investments	Financial	Investments	Securities	Financial
Valuation Inputs	in Securities	Instruments**	in Securities	Instruments*	in Securities	Sold Short	Instruments*

Level 1	$382,660	$—	$179,125	$590	$400,543	($126,378)	$1,975
Level 2	5,881	—	4,853	—	2,253	—	—
Level 3	—	—	—	—	—	—	—

Total	$388,541	$—	$183,978	$590	$402,796	($126,378)	$1,975

					International
	Financial Services Fund		Health Care Fund		Core Equity Fund
		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments**	in Securities	Instruments*	in Securities	Instruments**
Level 1	$61,406	$—	$405,261	$2,391	$1,968	$—
Level 2	2,983	—	44,332	—	27,617	—
Level	—	—	—	—	—	—

Total	$64,389	$—	$449,593	$2,391	$29,585	$—

*	Other Financial Instruments are future or forward contracts which are not included in Portfolio Holdings and are valued at the unrealized appreciation or depreciation.
**	The funds had no Other Financial Instruments.

In April 2009, the FASB issued FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP No. 157-4 on the funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the funds’ financial statement disclosures.

3. Risk factors

Investing in the funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry

98

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

3. Risk factors (continued):

and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on the future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more establish companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — a fund’s performance also will lag these investments.

The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the funds to underperform its benchmark or other funds with a similar investment objective. The funds may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the funds’ stocks that receive Schwab Equity Ratings.

If the price of the stock goes up after the short sale, the fund will loose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. A fund’s use of short selling may reduce the risk of general equity market volatility but can not completely eliminate that risk.

A fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. A fund’s short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on a fund’s short positions is unlimited. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent a fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

Short sales are transactions in which a fund sells a security it does not own. To complete a short sale, a fund must borrow the security to deliver to the buyer. A fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Because funds’ certain investments are concentrated in issuers doing business in the same sector, an investment is exposed to that sector’s risks. The companies in which a fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

Certain funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on a fund’s investments, and a fund may experience increased volatility.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

 99

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
Average daily net assets	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

First $500 million	0.91%	0.54%	0.775%	0.87%	0.975%	1.675%
$500 million to $1 billion	0.885%	0.49%	0.77%	0.85%	0.93%	1.65%
$1 billion to $2 billion	0.860%	n/a	0.76%	0.83%	0.91%	1.63%
over $2 billion	n/a	n/a	n/a	0.81%	n/a	n/a

	Financial	Health Care	International
Average daily net assets	Services Fund	Fund	Core Equity Fund

First $500 million	0.54%	0.54%	0.81%
$500 million to $1 billion	0.515%	0.515%	0.79%
$1 billion to $2 billion	0.490%	0.490%	0.77%
over $2 billion	n/a	n/a	n/a

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s transfer agent and shareholder services agent.

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on each Fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares*	0.05%	0.05%
Institutional Shares**	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab had previously made additional agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through February 27, 2011, as follows:

	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Investor Shares	1.30%	0.75%	1.10%	1.20%	1.30%	1.49%	***
Select Shares*	1.15%	n/a	0.95%	0.99%	1.12%	1.33%	***

			International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Investor Shares	1.10%	1.10%	1.10%
Select Shares*	n/a	n/a	0.95%
Institutional Shares**	n/a	n/a	0.86%

100

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Effective May 5, 2009, CSIM and Schwab have agreed to limit the net operating expenses charged, excluding interest, taxes and certain non-routine expenses for as long as CSIM serves as the adviser, as follows:

	Premier	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Investor Shares	1.02%	0.89%	0.99%	1.12%	1.33%
Select Shares*	1.02%	0.89%	0.99%	1.12%	1.33%

	International
	Core
	Equity Fund

Investor Shares	0.86%
Select Shares*	0.86%
Institutional Shares*	0.86%

*	Select Shares are only offered by Premier Equity Fund, Dividend Equity Fund, Large-Cap Growth Fund, Small-Cap Equity Fund, and Hedged Equity Fund.
**	Institutional Shares are only offered by International Core Equity Fund.

***	Excluded dividend and interest paid on securities sold short.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each Active Equity Fund owned by other Schwab Funds as of April 30, 2009.

	Core	Dividend		Small-Cap
	Equity Fund	Equity Fund		Equity Fund

Schwab Target Funds:
Target 2010	0.5%	0.1%		1.5%
Target 2015	0.1%	-	*	0.2%
Target 2020	1.7%	0.5%		4.3%
Target 2025	0.2%	—	*	0.5%
Target 2030	1.8%	0.5%		5.6%
Target 2035	0.2%	—	*	0.5%
Target 2040	1.6%	0.4%		4.6%
Retirement Income	—	0.4%		—
Schwab Balanced Fund	2.6%	—		—

*	Less than 0.01%.

As of April 30, 2009, the shares owned by each Charitable Giving Trust as a percentage of the total share of the Dividend Equity Fund is 4.5%.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs.

 101

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

This practice is limited to funds that share the same investment adviser, trustees and officers. As of April 30, 2009, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Premier Equity Fund	$—
Core Equity Fund	—
Dividend Equity Fund	—
Large-Cap Growth Fund	—
Small-Cap Equity Fund	4,727
Hedged Equity Fund	—
Financial Services Fund	—
Health Care Fund	—
International Core Equity Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the funds during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The Funds pay interest on the amounts they borrow at rates that are negotiated periodically. There were no borrowings from the line of credit for the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended April 30, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Premier Equity Fund	$240,232	$333,331
Core Equity Fund	336,082	283,091
Dividend Equity Fund	185,237	180,249
Large-Cap Growth Fund	120,978	96,936
Small-Cap Equity Fund	68,339	81,415
Hedged Equity Fund*	414,467	336,912
Financial Services Fund	8,414	10,409
Health Care Fund	73,362	116,406
International Core Equity Fund	14,879	15,791

*	Included securities sold short.

102

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior report period are:

	Current Period	Prior Period
	(11/01/08-4/30/09)	(11/01/07-10/31/08)

Premier Equity Fund	$2	$9
Core Equity Fund	62	57
Dividend Equity Fund	29	45
Large-Cap Growth Fund	13	16
Small-Cap Equity Fund	2	3
Hedged Equity Fund	22	24
Financial Services Fund	11	38
Health Care Fund	15	49
International Core Equity Fund	0 **	23 *

*	For the period 5/31/08 through 10/31/08.
**	Less than $1.

9. Other
       (All dollar amounts are x 1,000)

As of the close of business on September 18, 2008, Lehman Brothers Holdings Inc. was in default of the security lending agreement with the Schwab Core Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Health care Fund (“the Funds”). As a result the Funds took possession of the collateral and repurchased the securities on loan through open market purchases. The collateral held exceeded the replacement value of the securities. In accordance with Accounting for Transfers of Financial Assets and Repurchase Financing Transactions (“FAS 140”) the Funds recognized the following gains or losses that are not recognized for federal income tax purposes:

Schwab Core Equity Fund	($1,797)
Schwab Small Cap Equity Fund	(33)
Schwab Health Care Fund	18

10. Federal Income Taxes:
       (All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2008, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
Expire	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

2013	$—	$—	$—	$158	$—	$—
2014	—	—	—	2,674	—	12,200
2015	—	—	—	2,012	—	22,795
2016	58,079	84,157	43,921	53,983	47,891	—

Total	$58,079	$84,157	$43,921	$58,827	$47,891	$34,995

 103

 Schwab Active Equity Funds

Financial Notes, unaudited (continued)

10. Federal Income Taxes:
(All dollar amounts are x 1,000) (continued):

International
	Financial	Health Care	Core
Expire	Services Fund	Fund	Equity Fund

2013	$—	$—	$—
2014	—	—	—
2015	—	—	—
2016	8,786	8,169	7,120

Total	$8,786	$8,169	$7,120

As of October 31, 2008, capital losses utilized to offset current year’s capital gains were as follows:

Hedged
Equity Fund
Capital losses utilized	$10,335

As of October 31, 2008, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2008, the funds did not incur any interest or penalties.

11. Subsequent Event:

The Board of Trustees of the Trust (the “Board”) has approved an Agreement and Plan of Reorganization that would provide for the reorganization of the Laudus U.S. MarketMasters Fund into the Schwab Core Equity Fund. The reorganization was approved by shareholders of the U.S. MarketMasters Fund. Effective May 21, 2009, the U.S. MarketMasters Fund transferred its assets and liabilities to the Core Equity Fund in exchange for Investor Shares of the Core Equity Fund, and subsequently distributed those Core Equity Fund shares to shareholders of the U.S. MarketMasters Fund (the “Reorganization”). The Reorganization is intended to be tax-free, meaning that the U.S. MarketMasters Fund’s shareholders will become shareholders of the Core Equity Fund without realizing any gain or loss for federal income tax purposes.

104

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of April 30, 2009, the Fund Complex included 83 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

 105

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

106

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Capital Trust since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 107

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

108

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2008 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR27230-06

Semiannual report dated April 30, 2009 enclosed.

Prospectus Supplement and
Semiannual Report Enclosed

Schwab Equity Index Funds

Schwab S&P 500 Index Fund

Schwab Institutional Select®
S&P 500 Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

You could have received this
document faster via email.

Save paper. Sign up for electronic delivery
at www.schwab.com/edelivery.

This supplement is not part of the shareholder report.

Supplement to the February 28, 2009

Schwab Equity Index Funds® Prospectus

The information provided in this supplement is as of July 1, 2009.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Schwab Total Stock Market Index Fund’s primary benchmark index, The Dow Jones Wilshire 5000 Composite Index, recently changed its name to The Dow Jones U.S. Total Stock Market Index. Accordingly, the “Investment Objective” Section on Page 19 of the Prospectus is hereby deleted and replaced in its entirety with the following:

Investment Objective

The fund’s goal is to track the total return of the entire U.S. stock market, as measured by The Dow Jones U.S. Total Stock Market Indexsm.

Additionally, the footnote on page 20 of the Prospectus is deleted and replaced in its entirety with the following:

Index ownership — “Dow Jones” and “The Dow Jones U.S. Total Stock Market IndexSM” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund®, based on The Dow Jones U.S. Total Stock Market IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such product.

Please retain this supplement for future reference

©2009 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG48321 (07/09)

Schwab Equity Index Funds

Semiannual Report
April 30, 2009

Schwab S&P 500 Index Fund

Schwab Institutional Select®
S&P 500 Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

This page is intentionally left blank.

Six cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for
the Report Period

Schwab S&P 500 Index Fund

Investor Shares (Ticker Symbol: SWPIX)	-8.52%
Select Shares® (Ticker Symbol: SWPPX)	-8.40%
e.Shares (Ticker Symbol: SWPEX)	-8.45%
Benchmark: S&P 500® Index	-8.53%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 6-7

Schwab Institutional Select® S&P 500 Fund
(Ticker Symbol: ISLCX)	-8.55%

Benchmark: S&P 500® Index	-8.53%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 8-9

Schwab 1000 Index® Fund

Investor Shares (Ticker Symbol: SNXFX)	-7.57%
Select Shares® (Ticker Symbol: SNXSX)	-7.50%
Benchmark: Schwab 1000 Index®	-7.54%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 10-11

Schwab Small-Cap Index Fund®

Investor Shares (Ticker Symbol: SWSMX)	-6.23%
Select Shares® (Ticker Symbol: SWSSX)	-6.21%
Benchmark: Schwab Small-Cap Index®	-6.06%
Fund Category: Morningstar Small-Cap Blend	-5.44%

Performance Details	pages 12-13

Schwab Total Stock Market Index Fund®

Investor Shares (Ticker Symbol: SWTIX)	-7.23%
Select Shares® (Ticker Symbol: SWTSX)	-7.13%
Benchmark: Dow Jones U.S. Total Stock Market IndexSM1	-6.97%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 14-15

Schwab International Index Fund®

Investor Shares (Ticker Symbol: SWINX)[2]	-6.00%
Select Shares® (Ticker Symbol: SWISX)[2]	-5.86%
Benchmark: Schwab International Index®	-3.93%
Fund Category: Morningstar Foreign Large-Cap Blend	-3.30%

Performance Details	pages 16-17

Minimum Initial Investment[3]

Investor Shares	$ 100
Select Shares®	$ 100
e.Shares ($500 for retirement, education and custodial accounts)	$ 1,000
Institutional Select S&P 500 Fund	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	Previously, this index was called Dow Jones Wilshire 5000 Composite Index.

[2]	The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

[3]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months brought little respite from the effects of the economic recession. Eroding equity prices and financial instability continue to weigh on the minds of investors both personally and professionally; losses have been tough to bear, and achieving a sense of individual financial well-being has been a frustrating task.

Despite these difficulties it is important to keep planning for the future, and even if short-term and long-term financial goals have changed we must still aim to achieve them.

With this in mind, we’ve made a number of improvements to the Schwab Funds family of mutual funds making investing cheaper and easier for our clients. I am pleased to report that on May 5, 2009, we lowered expenses on Schwab Equity Index Funds and announced that we are simplifying share classes for Schwab equity and bond funds. Each Schwab equity and bond fund offers one low fund expense to investors regardless of how much they invest, starting at a low $100 minimum investment. Our goal is to make investing easier for our clients and the advisors who serve them−at a very low cost.

These enhancements are intended to help our clients continue to invest no matter what the market conditions may be. We hope that each and every client feels more comfortable planning for a financially secure future knowing that we are constantly working to make investing easier and more affordable.

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Equity Index Funds 3

The Investment Environment

Investment conditions in the U.S. financial marketplace remained tenuous as volatility and economic recession weighed on investors’ decision making, but improved during the last few months of the reporting period. The first four months of the period were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount a swift recovery. The last two months of the period were more bullish, helping to reduce earlier losses and, in some cases, pulling sectors and indices into positive territory. In the U.S., fixed income markets generally outperformed equities for the period as a whole, although yields on short-term Treasuries and other government-backed debt remained low.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and consumer confidence continued to reflect broad-based economic difficulty. GDP—the output of goods and services produced by labor and property located in the United States—contracted -6.3% in the fourth quarter of 2008 and -6.1% in the first quarter of 2009, according to advanced estimates. The first-quarter decline in GDP was primarily due to negative contributions from exports, private inventory investment, and equipment and software, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November 2008 to 8.9% in April of 2009. Consumer confidence improved in the last two months of the period, rising slightly in March to 26.9, and then to 39.2 in April. The increase was primarily driven by a more optimistic short-term economic outlook. Despite this improvement, consumer confidence remains relatively low.

When looking at the S&P 500 Index, which is usually seen as a bellwether for financial markets, returns were negative overall, but some sectors showed signs of improving. For the six-month period ending April 30, 2009, the S&P 500 Index returned -8.53%. By comparison, the Russell 1000 Index returned -7.39%. In the S&P 500, Financials declined the most, returning -29.13%, followed by Industrials and Energy, which returned -12.56% and -10.30%, respectively. Relatively better performing sectors were Information Technology and Consumer Discretionary, which returned 5.61% and 4.07%, respectively. In general, small and mid-sized corporations in the S&P 500 outperformed their larger counterparts. From a broad-market standpoint, growth stocks generally outperformed value, with the Russell 1000 Growth Index returning -1.52%, while the Russell 1000 Value Index returned -13.27%. Internationally, the MSCI EAFE Index (Gross) returned -2.35%, while the MSCI Emerging Markets Index (Net) returned 17.38%.

On the fixed income side, markets continued to be shaken by turmoil surrounding major financial and financial insurance corporations, but generally outperformed equity markets during the period. The Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital General Muni Bond Index returned 8.20%. TIPS and GNMA securities were also strong, with the Barclays Capital GNMA Index up 8.03% and the Barclays Capital U.S. TIPS Index up 9.46%. Short-term Treasury securities were also positive, but yields remained low as investors continued to see Treasuries as a safe haven. The Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-8.53%	S&P 500® Index: measures U.S. large-cap stocks

-8.40%	Russell 2000® Index: measures U.S. small-cap stocks

-2.35%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.74%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Equity Index Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund, and the Schwab International Index Fund, and co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds, except the Schwab Total Stock Market Index Fund and the Schwab International Index Fund. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

Schwab Equity Index Funds 5

Schwab S&P 500 Index Fund

The Schwab S&P 500 Index Fund Investor Shares returned -8.52% during the period, compared to the benchmark S&P 500 Index, which returned -8.53%. Unlike the fund, the index does not include operational and transactional costs. The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries and is market-capitalization weighted. Therefore, its returns are most influenced by the largest companies in the index. When looking at returns in the fund on a sector-specific level, Financials declined the most, returning -29.05%, followed by Industrials and Energy, which returned -12.76% and -10.25%, respectively. Better performing sectors included Information Technology, which returned 5.59%, and Consumer Discretionary and Telecomm Service, which returned 4.16% and 3.69%, respectively. When looking at price-to-earnings ratios, companies with negative and very high price-to-earnings ratios generally did worse. In terms of market capitalization, larger companies generally underperformed smaller. Better performing securities represented in the fund were led by Apple, Inc., Goldman Sachs, and IBM. Securities detracting from performance included Bank of America Corp., General Electric Corp., and Citigroup, Inc.

As of 04/30/09:
 Style Assessment1

 Statistics

Number of Holdings	516
Weighted Average Market

Cap ($ x 1,000,000)	$67,263

Price/Earnings Ratio (P/E)	33.4

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate[2]	2%

 Sector Weightings % of Investments

Information Technology	18.3%

Health Care	13.7%

Energy	12.5%

Financials	12.1%

Consumer Staples	11.9%

Industrials	10.3%

Consumer Discretionary	9.6%

Utilities	3.8%

Telecommunication Services	3.7%

Materials	3.4%

Other	0.7%

Total	100.0%

 Top Holdings % of Net Assets3

Exxon Mobil Corp.	4.4%

Microsoft Corp.	2.0%

AT&T, Inc.	2.0%

The Procter & Gamble Co.	1.9%

Johnson & Johnson	1.9%
International Business Machines

Corp.	1.8%

Chevron Corp.	1.8%

General Electric Co.	1.7%

JPMorgan Chase & Co.	1.6%

Cisco System, Inc.	1.5%

Total	20.6%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab S&P 500 Index Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$10,000 Investment in e.Shares1

 Pre-Tax Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (5/1/96)	-8.52%	-35.13%	-2.85%	-2.71%
Select Shares (5/19/97)	-8.40%	-34.96%	-2.67%	-2.54%
e.Shares (5/1/96)	-8.45%	-35.00%	-2.72%	-2.60%
Benchmark: S&P 500® Index	-8.53%	-35.31%	-2.70%	-2.48%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.75%

Fund Expense Ratios3: Investor Shares: 0.36% / Select Shares: Net 0.19%; Gross 0.21% / e.Shares: 0.21%

 Average Annual Total Returns After Tax1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (5/1/96)
Pre-Liquidation (still own shares)	-8.89%	-35.40%	-3.24%	-3.11%
Post-Liquidation (shares were sold)	-5.01%	-22.46%	-2.46%	-2.39%
Select Shares® (5/19/97)
Pre-Liquidation (still own shares)	-8.81%	-35.25%	-3.03%	-2.95%
Post-Liquidation (shares were sold)	-4.90%	-22.33%	-2.25%	-2.24%
e.Shares® (5/1/96)
Pre-Liquidation (still own shares)	-8.86%	-35.29%	-3.07%	-3.00%
Post-Liquidation (shares were sold)	-4.94%	-22.35%	-2.28%	-2.28%
Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	-8.75%	-36.63%	-3.74%	-2.70%
Post-Liquidation (shares were sold)	-5.03%	-23.17%	-2.50%	-1.69%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 04/30/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Equity Index Funds 7

Schwab Institutional Select® S&P 500 Fund

The Schwab Institutional Select S&P 500 Fund returned -8.55% during the period, compared to the benchmark S&P 500 Index, which returned -8.53%. The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries and is market-capitalization weighted. Therefore, its returns are most influenced by the largest companies in the index. When looking at returns in the fund on a sector-specific level, Financials declined the most, returning -29.03%, followed by Industrials and Energy, which returned -12.68% and -10.37%, respectively. Better performing sectors included Information Technology, which returned 5.60%, and Consumer Discretionary and Telecomm Service, which returned 4.36% and 3.40%, respectively. When looking at price-to-earnings ratios, companies with negative and very high price-to-earnings ratios generally did worse. In terms of market capitalization, larger companies generally underperformed smaller. Better performing securities represented in the fund were led by Apple, Inc., Goldman Sachs, and IBM. Securities detracting from performance included Bank of America Corp., General Electric Corp., and Citigroup, Inc.

As of 04/30/09:
 Style Assessment1

 Statistics

Number of Holdings	514
Weighted Average Market

Cap ($ x 1,000,000)	$66,671

Price/Earnings Ratio (P/E)	33.2

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate[2]	1%

 Sector Weightings % of Investments

Information Technology	18.0%

Health Care	13.4%

Energy	12.2%

Financials	11.9%

Consumer Staples	11.8%

Industrials	10.2%

Consumer Discretionary	9.5%

Utilities	3.8%

Telecommunication Services	3.6%

Materials	3.4%

Other	2.2%

Total	100.0%

 Top Holdings % of Net Assets3

Exxon Mobil Corp.	4.2%

Microsoft Corp.	2.0%

AT&T, Inc.	1.9%

Johnson & Johnson	1.8%

The Procter & Gamble Co.	1.8%
International Business Machines

Corp.	1.8%

General Electric Co.	1.7%

Chevron Corp.	1.7%

JPMorgan Chase & Co.	1.6%

Wal-Mart Stores, Inc.	1.4%

Total	19.9%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab Institutional Select® S&P 500 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$75,000 Investment1

 Pre-Tax Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	5 Years	10 Years

Fund: Schwab Institutional Select® S&P 500 Fund (2/1/99)	-8.55%	-35.24%	-2.70%	-2.54%
Benchmark: S&P 500® Index	-8.53%	-35.31%	-2.70%	-2.48%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.75%

Fund Expense Ratios3: Net 0.10%; Gross 0.22%

 Average Annual Total Returns After Tax1,2

	6 Months	1 Year	5 Years	10 Years

Fund: Schwab Institutional Select® S&P 500 Fund (2/1/99)
Pre-Liquidation (still own shares)	-8.95%	-35.52%	-3.04%	-2.95%
Post-Liquidation (shares were sold)	-5.03%	-22.53%	-2.29%	-2.26%
Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	-8.75%	-36.63%	-3.74%	-2.70%
Post-Liquidation (shares were sold)	-5.03%	-23.17%	-2.50%	-1.69%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 04/30/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Equity Index Funds 9

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund Investor Shares declined -7.57% during the period, compared to the benchmark Schwab 1000 Index, which returned -7.54%. Unlike the fund, the index does not include operation and transactional costs. The Schwab 1000 Index is comprised of the stocks of the largest 1,000 publicly traded companies in the United States, and is market-capitalization weighted. Therefore, its returns are most influenced by the largest companies in the index. When looking at returns in the fund on a sector-specific level, Financials declined the most, returning -26.06%, followed by Industrials and Energy, which returned -11.31% and -9.30%, respectively. Better performing sectors included Information Technology, which returned 5.78%, and Consumer Discretionary and Telecomm Service, which returned 5.03% and 3.54%, respectively. When looking at price-to-earnings ratios, companies with negative and very high price-to-earnings ratios generally did worse. In terms of market capitalization, larger companies generally underperformed smaller. Better performing securities represented in the fund were led by Apple, Inc., Goldman Sachs, and IBM. Securities detracting from performance included Bank of America Corp., General Electric Corp., and Citigroup, Inc.

As of 04/30/09:
 Style Assessment1

 Statistics

Number of Holdings	997
Weighted Average Market

Cap ($ x 1,000,000)	$59,522

Price/Earnings Ratio (P/E)	35.3

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate[2]	3%

 Sector Weightings % of Investments

Information Technology	18.0%

Financials	13.4%

Health Care	13.2%

Energy	12.4%

Industrials	10.9%

Consumer Staples	10.8%

Consumer Discretionary	10.0%

Utilities	4.1%

Materials	3.7%

Telecommunication Services	3.5%

Total	100.0%

 Top Holdings % of Net Assets3

Exxon Mobil Corp.	3.8%

Microsoft Corp.	1.8%

AT&T, Inc.	1.7%

The Procter & Gamble Co.	1.7%

Johnson & Johnson	1.7%
International Business Machines

Corp.	1.6%

Chevron Corp.	1.5%

General Electric Co.	1.5%

JPMorgan Chase & Co.	1.4%

Cisco Systems, Inc.	1.3%

Total	18.0%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Pre-Tax Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (4/2/91)	-7.57%	-34.97%	-2.44%	-2.14%
Select Shares (5/19/97)	-7.50%	-34.86%	-2.29%	-2.01%
Benchmark: Schwab 1000 Index®	-7.54%	-35.16%	-2.20%	-1.89%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.75%

Fund Expense Ratios3: Investor Shares: 0.49% / Select Shares: 0.34%

 Average Annual Total Returns After Tax1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (4/2/91)
Pre-Liquidation (still own shares)	-7.90%	-35.21%	-2.72%	-2.45%
Post-Liquidation (shares were sold)	-4.47%	-22.42%	-2.06%	-1.89%
Select Shares® (5/19/97)
Pre-Liquidation (still own shares)	-7.86%	-35.12%	-2.60%	-2.36%
Post-Liquidation (shares were sold)	-4.38%	-22.31%	-1.93%	-1.79%
Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	-8.75%	-36.63%	-3.74%	-2.70%
Post-Liquidation (shares were sold)	-5.03%	-23.17%	-2.50%	-1.69%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 04/30/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Equity Index Funds 11

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund Investor Shares returned -6.23% during the period, compared to the benchmark Schwab Small-Cap Index, which returned -6.06%. The Schwab Small-Cap Index is comprised of the stocks of the second largest 1,000 publicly traded companies in the United States, and is market-capitalization weighted. Therefore, its returns are most influenced by the largest companies in the index. When looking at returns in the fund on a sector-specific level, Energy and Financials declined the most during the period, returning -21.24% and -19.04%, respectively. Relatively better performing sectors included Information Technology, up 10.14%, and Consumer Discretionary, up 9.55%. Better performing securities represented in the fund were led by Dendreon Corp., PMC-Sierra, Inc. and Ashland, Inc. Securities detracting from performance included Penn-Virgina, SVB Financial Group, and Stone Energy.

As of 04/30/09:
 Style Assessment1

 Statistics

Number of Holdings	1028
Weighted Average Market

Cap ($ x 1,000,000)	$814

Price/Earnings Ratio (P/E)	-7.5

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[2]	25%

 Sector Weightings % of Investments

Financials	20.2%

Information Technology	18.3%

Industrials	16.1%

Consumer Discretionary	15.0%

Health Care	11.3%

Energy	6.6%

Materials	4.3%

Consumer Staples	3.6%

Utilities	3.1%

Telecommunication Services	1.2%

Other	0.3%

Total	100.0%

 Top Holdings % of Net Assets3

Dendreon Crop.	0.4%

PMC-Sierra, Inc.	0.4%

3Com Corp.	0.3%

WMS Industries, Inc.	0.3%
Corporate Office Properties

Trust	0.3%

Jarden Corp.	0.3%

Skyworks Solutions, Inc.	0.3%

Informatica Corp.	0.3%

National Retail Properties, Inc.	0.3%

The Warnaco Group, Inc.	0.3%

Total	3.2%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Pre-Tax Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (12/3/93)	-6.23%	-31.36%	-0.92%	2.88%
Select Shares (5/19/97)	-6.21%	-31.27%	-0.77%	3.03%
Benchmark: Schwab Small-Cap Index®	-6.06%	-31.20%	-0.67%	3.13%
Fund Category: Morningstar Small-Cap Blend	-5.44%	-32.07%	-1.74%	4.44%

Fund Expense Ratios3: Investor Shares: 0.57% / Select Shares: 0.42%

 Average Annual Total Returns After Tax1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (12/3/93)
Pre-Liquidation (still own shares)	-6.79%	-31.77%	-2.15%	1.71%
Post-Liquidation (shares were sold)	-3.93%	-20.30%	-0.67%	2.28%
Select Shares® (5/19/97)
Pre-Liquidation (still own shares)	-6.83%	-31.73%	-2.05%	1.81%
Post-Liquidation (shares were sold)	-3.91%	-20.23%	-0.56%	2.37%
Fund Category: Morningstar Small-Cap Blend
Pre-Liquidation (still own shares)	-7.15%	-33.38%	-3.42%	2.92%
Post-Liquidation (shares were sold)	-3.94%	-21.08%	-1.55%	3.61%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 04/30/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Equity Index Funds 13

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund Investor Shares returned -7.23% during the period, compared to the benchmark Dow Jones U.S. Total Stock Market Index, which returned -6.97%. The Dow Jones U.S. Total Stock Market Index includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. When looking at returns in the fund on a sector-specific level, Financials and Industrials declined the most during the period, returning -23.80% and -10.40%, respectively. Relatively better performing sectors included Information Technology, up 5.39%, and Consumer Discretionary, up 5.52%. Better performing securities represented in the fund were led by Apple, Inc., Goldman Sachs, and IBM. Securities detracting from performance included Bank of America Corp., General Electric Corp., and Citigroup, Inc.

As of 04/30/09:
 Style Assessment1

 Statistics

Number of Holdings	2,333
Weighted Average Market

Cap ($ x 1,000,000)	$55,489

Price/Earnings Ratio (P/E)	35.4

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate[2]	2%

 Sector Weightings % of Investments

Information Technology	18.2%

Financials	14.2%

Health Care	12.2%

Energy	11.4%

Industrials	10.8%

Consumer Staples	10.7%

Consumer Discretionary	10.7%

Materials	3.7%

Utilities	3.7%

Telecommunication Services	3.1%

Other	1.3%

Total	100.0%

 Top Holdings % of Net Assets3

Exxon Mobil Corp.	3.3%

Wal-Mart Stores, Inc.	1.9%

Microsoft Corp.	1.8%

AT&T, Inc.	1.5%
Berkshire Hathaway, Inc.,

Class A	1.4%

Johnson & Johnson	1.4%

The Procter & Gamble Co.	1.4%
International Business Machines

Corp.	1.4%

Chevron Corp.	1.3%

General Electric Co.	1.3%

Total	16.7%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

“Dow Jones” and “The Dow Jones U.S.Total Stock Market IndexSM” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Pre-Tax Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor Shares (6/1/99)	-7.23%	-34.12%	-2.03%	-1.43%
Select Shares (6/1/99)	-7.13%	-33.99%	-1.87%	-1.28%
Benchmark: Dow Jones U.S. Total Stock Market IndexSM	-6.97%	-34.37%	-1.86%	-1.30%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.60%

Fund Expense Ratios3: Investor Shares: 0.53% / Select Shares: 0.38%

 Average Annual Total Returns After Tax1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor Shares (6/1/99)
Pre-Liquidation (still own shares)	-7.53%	-34.33%	-2.29%	-1.72%
Post-Liquidation (shares were sold)	-4.30%	-21.89%	-1.71%	-1.30%
Select Shares® (6/1/99)
Pre-Liquidation (still own shares)	-7.46%	-34.22%	-2.21%	-1.63%
Post-Liquidation (shares were sold)	-4.20%	-21.79%	-1.63%	-1.21%
Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	-8.75%	-36.63%	-3.74%	n/a
Post-Liquidation (shares were sold)	-5.03%	-23.17%	-2.50%	n/a

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 04/30/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Equity Index Funds 15

Schwab International Index Fund®

The Schwab International Index Fund Investor Shares returned -6.00% during the period, compared to the benchmark Schwab International Index, which returned -3.93%. The Schwab International Index is comprised of 350 companies encompassing 21 developed countries. When looking at returns in the fund from a regional perspective, Europe declined the most, returning -5.70%, followed by Asia/Pacific and North America, which returned -1.76% and -0.84%, respectively. In terms of sectors, Health Care and Utilities lost the most, returning -13.49% and -10.02%, respectively. Better performing sectors were led by Materials, up 10.82% and Industrials, up 6.22%. From a price-to-earnings (P/E) standpoint, companies with negative and high price-to-earnings ratios generally underperformed those with mid to low P/E ratios. From a market capitalization perspective, larger companies generally underperformed smaller companies. Better performing securities represented in the fund included Mizuho Financial, BHP Billiton, and Allianz. Securities detracting from performance were led by HSBC Holdings, Volkswagen, and Novartis.

As of 04/30/09:

 Style Assessment1

 Country Weightings % of Investments

United Kingdom	18.9%

Japan	18.0%

France	11.1%

Canada	9.2%

Germany	8.8%

Switzerland	8.0%

Australia	6.3%

Spain	4.9%

Italy	3.1%

Netherlands	2.6%

Other Countries	9.1%

Total	100.0%

 Statistics

Number of Holdings	350
Weighted Average Market

Cap ($ x 1,000,000)	$45,227

Price/Earnings Ratio (P/E)	13.9

Price/Book Ratio (P/B)	1.3

Portfolio Turnover Rate[2]	9%

 Sector Weightings % of Investments

Financials	25.3%

Energy	11.8%

Consumer Staples	9.2%

Materials	8.8%

Health Care	8.7%

Industrials	8.4%

Consumer Discretionary	8.0%

Telecommunication Services	7.5%

Utilities	6.6%

Information Technology	5.0%

Other	0.7%

Total	100.0%

 Top Holdings % of Net Assets3

BP plc	2.0%

Nestle S.A. - Reg’d	1.9%

Total S.A.	1.8%

Toyota Motor Corp.	1.6%

Novartis AG - Reg’d	1.5%

Vodafone Group plc	1.5%

Telefonica S.A.	1.4%

Roche Holding AG	1.4%

HSBC Holdings plc	1.3%

Royal Dutch Shell plc, Class A	1.3%

Total	15.7%

The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Pre-Tax Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (9/9/93)	-6.00%	-43.25%	0.45%	-0.51%
Select Shares (5/19/97)	-5.86%	-43.15%	0.64%	-0.36%
Benchmark: Schwab International Index®	-3.93%	-42.81%	1.04%	0.02%
Fund Category: Morningstar Foreign Large-Cap Blend	-3.30%	-43.52%	0.21%	-0.18%

Fund Expense Ratios3: Investor Shares: 0.69% / Select Shares: Net 0.50%; Gross 0.54%

 Average Annual Total Returns After Tax1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor Shares (9/9/93)
Pre-Liquidation (still own shares)	-6.28%	-43.42%	0.03%	-1.00%
Post-Liquidation (shares were sold)	-2.66%	-27.37%	0.46%	-0.57%
Select Shares® (5/19/97)
Pre-Liquidation (still own shares)	-6.19%	-43.35%	0.17%	-0.90%
Post-Liquidation (shares were sold)	-2.52%	-27.27%	0.61%	-0.46%
Fund Category: Morningstar Foreign Large-Cap Blend
Pre-Liquidation (still own shares)	-6.00%	-45.23%	-1.21%	-1.30%
Post-Liquidation (shares were sold)	-2.80%	-28.60%	-0.13%	-0.45%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Net) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Equity Index Funds 17

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning November 1, 2008 and held through April 30, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab S&P 500 Index Fund*
Investor Shares
Actual Return	0.37%	$1,000	$914.80	$1.76
Hypothetical 5% Return	0.37%	$1,000	$1,022.96	$1.86
Select Shares®
Actual Return	0.19%	$1,000	$916.00	$0.90
Hypothetical 5% Return	0.19%	$1,000	$1,023.85	$0.95
e.Shares®
Actual Return	0.22%	$1,000	$915.50	$1.04
Hypothetical 5% Return	0.22%	$1,000	$1,023.70	$1.10

Schwab Institutional Select® S&P 500 Fund*
Actual Return	0.10%	$1,000	$914.50	$0.47
Hypothetical 5% Return	0.10%	$1,000	$1,024.30	$0.50

Schwab 1000 Index® Fund*
Investor Shares
Actual Return	0.51%	$1,000	$924.30	$2.43
Hypothetical 5% Return	0.51%	$1,000	$1,022.27	$2.56
Select Shares
Actual Return	0.36%	$1,000	$925.00	$1.72
Hypothetical 5% Return	0.36%	$1,000	$1,023.01	$1.81

Schwab Small-Cap Index Fund®*
Investor Shares
Actual Return	0.59%	$1,000	$937.70	$2.83
Hypothetical 5% Return	0.59%	$1,000	$1,021.87	$2.96
Select Shares
Actual Return	0.42%	$1,000	$937.90	$2.02
Hypothetical 5% Return	0.42%	$1,000	$1,022.71	$2.11

*	Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

18 Schwab Equity Index Funds

Fund Expenses (Unaudited) continued

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab Total Stock Market Index Fund®*
Investor Shares
Actual Return	0.56%	$1,000	$927.70	$2.68
Hypothetical 5% Return	0.56%	$1,000	$1,022.02	$2.81
Select Shares
Actual Return	0.39%	$1,000	$928.70	$1.87
Hypothetical 5% Return	0.39%	$1,000	$1,022.86	$1.96

Schwab International Index Fund®*
Investor Shares
Actual Return	0.69%	$1,000	$940.00	$3.32
Hypothetical 5% Return	0.69%	$1,000	$1,021.37	$3.46
Select Shares
Actual Return	0.50%	$1,000	$941.40	$2.41
Hypothetical 5% Return	0.50%	$1,000	$1,022.32	$2.51

*	Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

Schwab Equity Index Funds 19

Schwab S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	15.21		24.17	21.47	18.79	17.61	16.36

Income (loss) from investment operations:
Net investment income (loss)	0.17		0.40	0.38	0.34	0.34	0.23
Net realized and unrealized gains (losses)	(1.46)		(8.98)	2.65	2.64	1.14	1.23

Total from investment operations	(1.29)		(8.58)	3.03	2.98	1.48	1.46
Less distributions:
Distributions from net investment income	(0.39)		(0.38)	(0.33)	(0.30)	(0.30)	(0.21)

Net asset value at end of period	13.53		15.21	24.17	21.47	18.79	17.61

Total return (%)	(8.52)[1]		(36.02)	14.29	16.03	8.44	9.03

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.37	[2]	0.36	0.35	0.36	0.37	0.37
Gross operating expenses	0.37	[2]	0.36	0.35	0.36	0.40	0.45
Net investment income (loss)	2.71	[2]	1.89	1.60	1.57	1.74	1.35
Portfolio turnover rate	2	[1]	3	2	3	4	3
Net assets, end of period ($ x 1,000,000)	2,209		2,369	3,948	3,685	3,666	3,849

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	15.28		24.28	21.56	18.88	17.68	16.41

Income (loss) from investment operations:
Net investment income (loss)	0.20		0.44	0.41	0.37	0.36	0.26
Net realized and unrealized gains (losses)	(1.48)		(9.02)	2.68	2.65	1.16	1.24

Total from investment operations	(1.28)		(8.58)	3.09	3.02	1.52	1.50
Less distributions:
Distributions from net investment income	(0.42)		(0.42)	(0.37)	(0.34)	(0.32)	(0.23)

Net asset value at end of period	13.58		15.28	24.28	21.56	18.88	17.68

Total return (%)	(8.40)[1]		(35.92)	14.50	16.18	8.66	9.25

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	[2]	0.19	0.19	0.19	0.19	0.19
Gross operating expenses	0.22	[2]	0.21	0.20	0.21	0.25	0.30
Net investment income (loss)	2.90	[2]	2.06	1.78	1.74	1.92	1.53
Portfolio turnover rate	2	[1]	3	2	3	4	3
Net assets, end of period ($ x 1,000,000)	2,237		2,598	4,345	4,038	3,938	4,119

* Unaudited.

1 Not annualized.
2 Annualized.

20 See financial notes

 Schwab S&P 500 Index Fund

Financial Highlights continued

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
e.Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	15.23		24.20	21.50	18.81	17.62	16.37

Income (loss) from investment operations:
Net investment income (loss)	0.28		0.39	0.40	0.35	0.39	0.26
Net realized and unrealized gains (losses)	(1.56)		(8.95)	2.67	2.67	1.11	1.21

Total from investment operations	(1.28)		(8.56)	3.07	3.02	1.50	1.47
Less distributions:
Distributions from net investment income	(0.42)		(0.41)	(0.37)	(0.33)	(0.31)	(0.22)

Net asset value at end of period	13.53		15.23	24.20	21.50	18.81	17.62

Total return (%)	(8.45)[1]		(35.92)	14.44	16.25	8.58	9.10

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.22	[2]	0.21	0.20	0.21	0.24	0.28
Gross operating expenses	0.22	[2]	0.21	0.20	0.21	0.25	0.30
Net investment income (loss)	2.90	[2]	2.05	1.76	1.72	1.88	1.44
Portfolio turnover rate	2	[1]	3	2	3	4	3
Net assets, end of period ($ x 1,000,000)	134		186	274	241	220	249

* Unaudited.

1 Not annualized.
2 Annualized.

See financial notes 21

 Schwab S&P 500 Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

99.4%		Common Stock	4,840,128	4,553,088
0.8%		Short-Term Investments	33,958	33,958

100.2%		Total Investments	4,874,086	4,587,046
0.2%		Collateral Invested for Securities on Loan	9,834	9,834
(0	.4)%	Other Assets and Liabilities, Net		(16,651)

100.0%		Net Assets		4,580,229

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 99.3% of net assets

Automobiles & Components 0.4%
Other Securities		0.4	20,414

Banks 2.4%
U.S. Bancorp	1,059,232	0.4	19,299
Wells Fargo & Co.	2,486,376	1.1	49,752
Other Securities		0.9	41,919

		2.4	110,970

Capital Goods 7.6%
3M Co.	415,741	0.5	23,947
General Electric Co.	6,237,677	1.7	78,907
United Technologies Corp.	570,169	0.6	27,847
Other Securities		4.8	215,668

		7.6	346,369

Commercial & Professional Supplies 0.7%
Other Securities		0.7	32,099

Consumer Durables & Apparel 1.1%
Other Securities		1.1	49,731

Consumer Services 1.8%
McDonald’s Corp.	671,221	0.8	35,769
Other Securities		1.0	45,362

		1.8	81,131

Diversified Financials 6.3%
Bank of America Corp.	3,837,204	0.8	34,266
JPMorgan Chase & Co.	2,251,616	1.6	74,303
The Charles Schwab Corp. (b)	582,786	0.2	10,770
The Goldman Sachs Group, Inc.	297,977	0.8	38,290
Other Securities		3.0	132,628

		6.4	290,257

Energy 12.5%
Chevron Corp.	1,219,559	1.8	80,613
ConocoPhillips	906,119	0.8	37,151
Exxon Mobil Corp.	3,052,491	4.4	203,510
Occidental Petroleum Corp.	495,524	0.6	27,893
Schlumberger Ltd.	728,459	0.8	35,687
Other Securities		4.1	187,408

		12.5	572,262

Food & Staples Retailing 3.3%
CVS Caremark Corp.	854,940	0.6	27,170
Wal-Mart Stores, Inc.	1,331,643	1.5	67,115
Other Securities		1.2	56,652

		3.3	150,937

Food, Beverage & Tobacco 5.8%
Altria Group, Inc.	1,193,829	0.4	19,495
Kraft Foods, Inc., Class A	882,400	0.4	20,648
PepsiCo, Inc.	927,083	1.0	46,132
Philip Morris International, Inc.	1,214,884	1.0	43,979
The Coca-Cola Co.	1,184,352	1.1	50,986
Other Securities		1.9	82,810

		5.8	264,050

Health Care Equipment & Services 4.3%
Medtronic, Inc.	670,796	0.5	21,466
Other Securities		3.8	175,244

		4.3	196,710

Household & Personal Products 2.8%
The Procter & Gamble Co.	1,774,636	1.9	87,738

22 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Other Securities		0.9	42,545

		2.8	130,283

Insurance 2.3%
Other Securities		2.3	107,518

Materials 3.4%
Monsanto Co.	329,326	0.6	27,956
Other Securities		2.8	128,005

		3.4	155,961

Media 2.6%
Comcast Corp., Class A	1,727,063	0.6	26,700
The Walt Disney Co.	1,111,116	0.5	24,334
Other Securities		1.5	70,138

		2.6	121,172

Pharmaceuticals, Biotechnology & Life Sciences 9.4%
Abbott Laboratories	924,205	0.9	38,678
Amgen, Inc. *	633,298	0.7	30,696
Bristol-Myers Squibb Co.	1,189,853	0.5	22,845
Eli Lilly & Co.	604,055	0.4	19,886
Gilead Sciences, Inc. *	551,294	0.6	25,249
Johnson & Johnson	1,655,330	1.9	86,673
Merck & Co., Inc.	1,272,857	0.7	30,854
Pfizer, Inc.	4,016,667	1.2	53,663
Schering-Plough Corp.	946,326	0.5	21,784
Wyeth	800,282	0.7	33,932
Other Securities		1.3	65,560

		9.4	429,820

Real Estate 1.0%
Other Securities		1.0	46,056

Retailing 3.7%
The Home Depot, Inc.	1,019,607	0.6	26,836
Other Securities		3.1	141,317

		3.7	168,153

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	3,333,326	1.2	52,600
Other Securities		1.3	62,370

		2.5	114,970

Software & Services 6.9%
Google, Inc., Class A *	141,971	1.2	56,216
Microsoft Corp.	4,613,998	2.0	93,480
Oracle Corp.	2,331,376	1.0	45,089
Other Securities		2.7	123,617

		6.9	318,402

Technology Hardware & Equipment 8.8%
Apple, Inc. *	532,505	1.5	67,005
Cisco Systems, Inc. *	3,498,668	1.5	67,594
Hewlett-Packard Co.	1,456,373	1.1	52,400
International Business Machines Corp.	802,287	1.8	82,804
QUALCOMM, Inc.	986,578	0.9	41,752
Other Securities		2.0	93,523

		8.8	405,078

Telecommunication Services 3.7%
AT&T, Inc.	3,500,842	2.0	89,692
Verizon Communications, Inc.	1,693,606	1.1	51,384
Other Securities		0.6	27,068

		3.7	168,144

Transportation 2.1%
United Parcel Service, Inc., Class B	596,665	0.7	31,229
Other Securities		1.4	64,829

		2.1	96,058

Utilities 3.9%
Other Securities		3.9	176,543

Total Common Stock (Cost $4,840,128)			4,553,088

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.8% of net assets

Commercial Paper & Other Obligations 0.7%
Citibank, New York Time Deposit
0.03%, 05/01/09	28,456	0.7	28,456

U.S. Treasury Obligations 0.1%
Other Securities		0.1	5,502

Total Short-Term Investments (Cost $33,958)			33,958

End of Investments.

See financial notes 23

 Schwab S&P 500 Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Collateral Invested for Securities on Loan 0.2% of net assets
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	9,834,058	0.2	9,834

Total Collateral Invested for Securities on Loan (Cost $9,834)			9,834

End of collateral invested for securities on loan.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $4,916,023 and the unrealized appreciation and depreciation were $1,131,129 and ($1,460,106), respectively, with a net unrealized depreciation of ($328,977).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(b)	Issuer is affiliated with the fund’s adviser. Please see complete schedule of holdings.
(c)	All or a portion of this security is on loan. Please see complete schedule of holdings.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

In addition to the above, the fund held the following at 04/30/09. All numbers are x1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	500	21,750	2,605

24 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $9,229 (cost $4,874,086)		$4,587,046
Collateral invested for securities on loan		9,834
Receivables:
Dividends		6,592
Fund shares sold		3,579
Income from securities on loan		620
Foreign tax reclaims		13
Due from brokers for futures		2
Prepaid expenses	+	15

Total assets		4,607,701

Liabilities
Collateral held for securities on loan		9,834
Payables:
Investment adviser and administrator fees		36
Transfer agent and shareholder services fees		59
Fund shares redeemed		17,314
Trustees’ fees		4
Accrued expenses	+	225

Total liabilities		27,472

Net Assets
Total assets		4,607,701
Total liabilities	−	27,472

Net assets		$4,580,229
Net Assets by Source
Capital received from investors		5,724,134
Net investment income not yet distributed		35,881
Net realized capital losses		(895,351)
Net unrealized capital losses		(284,435)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$2,209,167		163,235		$13.53
Select Shares	$2,236,618		164,751		$13.58
e.Shares	$134,444		9,936		$13.53

See financial notes 25

 Schwab S&P 500 Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (including $71 from affiliated issuer and net of foreign withholding tax of $4)		$66,897
Interest		15
Securities on loan	+	793

Total investment income		67,705

Net Realized Gains and Losses
Net realized gains on investments		318
Net realized losses on futures contracts	+	(9,155)

Net realized losses		(8,837)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(498,150)
Net unrealized losses on futures contracts	+	(740)

Net unrealized losses		(498,890)

Expenses
Investment adviser and administrator fees		2,121
Transfer agent and shareholder service fees:
Investor Shares		2,591
Select Shares		1,087
e.Shares		68
Shareholder reports		181
Portfolio accounting fees		76
Registration fees		71
Custodian fees		66
Trustees’ fees		35
Professional fees		33
Interest expense		20
Other expenses	+	77

Total expenses		6,426
Expense reduction by adviser and Schwab	−	358

Net expenses		6,068

Increase (Decrease) in Net Assets from Operations
Total investment income		67,705
Net expenses	−	6,068

Net investment income		61,637
Net realized losses		(8,837)
Net unrealized losses	+	(498,890)

Decrease in net assets from operations		($446,090)

26 See financial notes

 Schwab S&P 500 Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$61,637	$141,674
Net realized losses		(8,837)	(48,887)
Net unrealized losses	+	(498,890)	(3,050,324)

Decrease in net assets from operations		(446,090)	(2,957,537)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		61,219	61,410
Select Shares		70,329	74,254
e.Shares	+	4,259	4,519

Total distributions from net investment income		$135,807	$140,183

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		16,317	$212,008	20,489	$401,669
Select Shares		17,563	229,499	23,870	470,078
e.Shares	+	2,134	28,276	4,609	79,000

Total shares sold		36,014	$469,783	48,968	$950,747

Shares Reinvested
Investor Shares		4,242	$58,541	2,585	$58,820
Select Shares		4,510	62,414	2,885	65,826
e.Shares	+	272	3,759	181	4,127

Total shares reinvested		9,024	$124,714	5,651	$128,773

Shares Redeemed
Investor Shares		(13,038)	($166,546)	(30,693)	($612,594)
Select Shares		(27,370)	(358,633)	(35,683)	(704,340)
e.Shares	+	(4,705)	(60,794)	(3,896)	(78,278)

Total shares redeemed		(45,113)	($585,973)	(70,272)	($1,395,212)

Net transactions in fund shares		(75)	$8,524	(15,653)	($315,692)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		337,997	$5,153,602	353,650	$8,567,014
Total decrease	+	(75)	(573,373)	(15,653)	(3,413,412)

End of period		337,922	$4,580,229	337,997	$5,153,602

Net investment income not yet distributed			$35,881		$110,051

See financial notes 27

Schwab Institutional Select® S&P 500 Fund

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	7.79		12.39	10.99	9.57	8.95	8.30

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.21	0.21	0.16	0.15	0.13
Net realized and unrealized gains (losses)	(0.75)		(4.60)	1.36	1.39	0.62	0.64

Total from investment operations	(0.66)		(4.39)	1.57	1.55	0.77	0.77
Less distributions:
Distributions from net investment income	(0.21)		(0.21)	(0.17)	(0.13)	(0.15)	(0.12)

Net asset value at end of period	6.92		7.79	12.39	10.99	9.57	8.95

Total return (%)	(8.55)[1]		(36.00)	14.43	16.39	8.64	9.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.10	[2]	0.10	0.10	0.10	0.10	0.15
Gross operating expenses	0.23	[2]	0.22	0.22	0.28	0.33	0.35
Net investment income (loss)	2.87	[2]	2.17	1.89	1.84	1.82	1.56
Portfolio turnover rate	1	[1]	1	1	2	3	3
Net assets, end of period ($ x 1,000,000)	2,491		2,385	3,103	2,080	1,246	348

* Unaudited.

1 Not annualized.
2 Annualized.

28 See financial notes

 Schwab Institutional Select S&P 500 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as Other Securities in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

96.9%	Common Stock	3,258,475	2,413,924
2.2%	Short-Term Investments	54,287	54,287

99.1%	Total Investments	3,312,762	2,468,211
0.2%	Collateral Invested for Securities on Loan	4,286	4,286
0.7%	Other Assets and Liabilities, Net		18,372

100.0%	Net Assets		2,490,869

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 96.9% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	12,155

Banks 2.4%
U.S. Bancorp	555,696	0.4	10,125
Wells Fargo & Co.	1,350,433	1.1	27,022
Other Securities		0.9	21,820

		2.4	58,967

Capital Goods 7.3%
3M Co.	219,478	0.5	12,642
General Electric Co.	3,321,675	1.7	42,019
United Technologies Corp.	298,166	0.6	14,562
Other Securities		4.5	112,122

		7.3	181,345

Commercial & Professional Supplies 0.7%
Other Securities		0.7	17,377

Consumer Durables & Apparel 1.0%
Other Securities		1.0	25,549

Consumer Services 1.7%
McDonald’s Corp.	355,817	0.8	18,962
Other Securities		0.9	24,276

		1.7	43,238

Diversified Financials 6.1%
Bank of America Corp.	2,033,607	0.7	18,160
JPMorgan Chase & Co.	1,193,415	1.6	39,383
The Charles Schwab Corp. (a)	299,895	0.2	5,542
The Goldman Sachs Group, Inc.	159,892	0.8	20,546
Other Securities		2.8	69,122

		6.1	152,753

Energy 12.1%
Chevron Corp.	632,875	1.7	41,833
ConocoPhillips	467,871	0.8	19,183
Exxon Mobil Corp.	1,574,407	4.2	104,966
Occidental Petroleum Corp.	255,926	0.6	14,406
Schlumberger Ltd.	378,380	0.7	18,537
Other Securities		4.1	101,942

		12.1	300,867

Food & Staples Retailing 3.2%
CVS Caremark Corp.	464,011	0.6	14,746
Wal-Mart Stores, Inc.	711,059	1.4	35,837
Other Securities		1.2	29,742

		3.2	80,325

Food, Beverage & Tobacco 5.7%
Altria Group, Inc.	647,862	0.4	10,580
Kraft Foods, Inc., Class A	461,554	0.4	10,800
PepsiCo, Inc.	495,756	1.0	24,669
Philip Morris International, Inc.	633,262	0.9	22,924
The Coca-Cola Co.	633,176	1.1	27,258
Other Securities		1.9	45,831

		5.7	142,062

Health Care Equipment & Services 4.1%
Medtronic, Inc.	349,443	0.4	11,182
Other Securities		3.7	92,044

		4.1	103,226

Household & Personal Products 2.7%
The Procter & Gamble Co.	925,554	1.8	45,760

See financial notes 29

 Schwab Institutional Select S&P 500 Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Other Securities		0.9	21,998

		2.7	67,758

Insurance 2.3%
Other Securities		2.3	57,311

Materials 3.3%
Monsanto Co.	174,574	0.6	14,820
Other Securities		2.7	68,226

		3.3	83,046

Media 2.6%
Comcast Corp., Class A	915,401	0.6	14,152
The Walt Disney Co.	587,267	0.5	12,861
Other Securities		1.5	37,156

		2.6	64,169

Pharmaceuticals, Biotechnology & Life Sciences 9.2%
Abbott Laboratories	486,581	0.8	20,363
Amgen, Inc. *	330,261	0.6	16,008
Bristol-Myers Squibb Co.	623,911	0.5	11,979
Eli Lilly & Co.	318,468	0.4	10,484
Gilead Sciences, Inc. *	287,381	0.5	13,162
Johnson & Johnson	874,095	1.8	45,768
Merck & Co., Inc.	663,486	0.6	16,083
Pfizer, Inc.	2,119,005	1.1	28,310
Schering-Plough Corp.	512,575	0.5	11,800
Wyeth	419,782	0.7	17,799
Other Securities		1.7	36,819

		9.2	228,575

Real Estate 1.0%
Other Securities		1.0	25,443

Retailing 3.6%
The Home Depot, Inc.	540,343	0.5	14,222
Other Securities		3.1	75,496

		3.6	89,718

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	1,771,579	1.1	27,955
Other Securities		1.4	33,583

		2.5	61,538

Software & Services 6.8%
Google, Inc., Class A *	75,787	1.2	30,009
Microsoft Corp.	2,427,833	1.9	49,188
Oracle Corp.	1,213,310	0.9	23,465
Other Securities		2.8	66,752

		6.8	169,414

Technology Hardware & Equipment 8.6%
Apple, Inc. *	282,135	1.4	35,501
Cisco Systems, Inc. *	1,846,360	1.4	35,672
Hewlett-Packard Co.	758,335	1.1	27,285
International Business Machines Corp.	424,403	1.8	43,803
QUALCOMM, Inc.	526,787	0.9	22,294
Other Securities		2.0	49,677

		8.6	214,232

Telecommunication Services 3.6%
AT&T, Inc.	1,851,394	1.9	47,433
Verizon Communications, Inc.	898,272	1.1	27,254
Other Securities		0.6	14,012

		3.6	88,699

Transportation 2.1%
United Parcel Service, Inc., Class B	314,953	0.7	16,485
Other Securities		1.4	35,388

		2.1	51,873

Utilities 3.8%
Other Securities		3.8	94,284

Total Common Stock (Cost $3,258,475)			2,413,924

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 2.2% of net assets

Commercial Paper & Other Obligation 1.7%
Citibank, New York Time Deposit
0.03%, 05/01/09	42,792	1.7	42,792

U.S. Treasury Obligations 0.5%
Other Securities		0.5	11,495

Total Short-Term Investments (Cost $54,287)			54,287

End of Investments.

30 See financial notes

 Schwab Institutional Select S&P 500 Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Collateral Invested for Securities on Loan 0.2% of net assets
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	4,286,285	0.2	4,286

Total Collateral Invested for Securities on Loan (Cost $4,286)			4,286

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $3,324,040, and the unrealized appreciation and depreciation were $69,320 and ($925,149), respectively, with a net unrealized depreciation of ($855,829).

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(c)	All or a portion of this security is on loan. Please see complete schedule of holdings.

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	1,700	73,950	6,862

See financial notes 31

 Schwab Institutional Select S&P 500 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $4,023 (cost $3,312,762)		$2,468,211
Collateral invested for securities on loan		4,286
Receivables:
Fund shares sold		21,110
Dividends		3,393
Income from securities on loan		270
Due from brokers for futures		33
Foreign tax reclaims		6
Prepaid expenses	+	7

Total assets		2,497,316

Liabilities
Collateral held for securities on loan		4,286
Payables:
Transfer agent and shareholder services fees		15
Fund shares redeemed		2,025
Trustees’ fees		2
Accrued expenses	+	119

Total liabilities		6,447

Net Assets
Total assets		2,497,316
Total liabilities	−	6,447

Net assets		$2,490,869
Net Assets by Source
Capital received from investors		3,475,720
Net investment income not yet distributed		18,329
Net realized capital losses		(165,491)
Net unrealized capital losses		(837,689)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$2,490,869		359,709		$6.92

32 See financial notes

 Schwab Institutional Select S&P 500 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (including of $31 from affiliated issuer and net of foreign withholding tax of $2)		$31,420
Interest		28
Securities on loan	+	350

Total investment income		31,798

Net Realized Gains and Losses
Net realized losses on investments		(10,213)
Net realized losses on futures contracts	+	(20,123)

Net realized losses		(30,336)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(184,501)
Net unrealized gains on futures contracts	+	13,345

Net unrealized losses		(171,156)

Expenses
Investment adviser and administrator fees		1,113
Transfer agent and shareholder service fees		1,071
Registration fees		108
Portfolio accounting fees		45
Custodian fees		37
Shareholder reports		25
Professional fees		20
Trustees’ fees		18
Other expenses	+	29

Total expenses		2,466
Expense reduction by adviser and Schwab	−	1,395

Net expenses		1,071

Increase in Net Assets from Operations
Total investment income		31,798
Net expenses	−	1,071

Net investment income		30,727
Net realized losses		(30,336)
Net unrealized losses	+	(171,156)

Decrease in net assets from operations		($170,765)

See financial notes 33

 Schwab Institutional Select S&P 500 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$30,727	$63,096
Net realized losses		(30,336)	(85,977)
Net unrealized losses	+	(171,156)	(1,206,648)

Decrease in net assets from operations		(170,765)	(1,229,529)

Distributions to Shareholders
Distributions from net investment income		$62,797	$53,061

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		117,001	$758,544	135,006	$1,356,798
Shares Reinvested		8,016	56,596	4,137	48,190
Shares Redeemed	+	(71,243)	(475,394)	(83,668)	(840,651)

Net transactions in fund shares		53,774	$339,746	55,475	$564,337

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		305,935	$2,384,685	250,460	$3,102,938
Total increase or decrease	+	53,774	106,184	55,475	(718,253)

End of period		359,709	$2,490,869	305,935	$2,384,685

Net investment income not yet distributed			$18,329		$50,399

34 See financial notes

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	28.69		45.81	40.40	35.31	32.54	30.25

Income (loss) from investment operations:
Net investment income (loss)	0.31	[1]	0.66 [1]	0.60 [1]	0.50 [1]	0.55	0.37
Net realized and unrealized gains (losses)	(2.48)		(17.13)	5.33	5.05	2.70	2.26

Total from investment operations	(2.17)		(16.47)	5.93	5.55	3.25	2.63
Less distributions:
Distributions from net investment income	(0.64)		(0.62)	(0.52)	(0.46)	(0.48)	(0.34)
Distributions from net realized gains	—		(0.03)	—	—	—	—

Total distributions	(0.64)		(0.65)	(0.52)	(0.46)	(0.48)	(0.34)

Net asset value at end of period	25.88		28.69	45.81	40.40	35.31	32.54

Total return (%)	(7.57)[2]		(36.43)	14.81	15.84	10.04	8.78

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.51	[3]	0.49	0.48	0.49	0.50	0.50
Gross operating expenses	0.51	[3]	0.49	0.48	0.49	0.50	0.50
Net investment income (loss)	2.51	[3]	1.68	1.39	1.34	1.49	1.15
Portfolio turnover rate	3	[2]	4	6	5	6	5
Net assets, end of period ($ x 1,000,000)	1,983		2,260	3,974	3,918	4,166	4,258

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	28.71		45.84	40.43	35.34	32.56	30.27

Income (loss) from investment operations:
Net investment income (loss)	0.33	[1]	0.71 [1]	0.66 [1]	0.56 [1]	0.56	0.42
Net realized and unrealized gains (losses)	(2.48)		(17.12)	5.34	5.04	2.74	2.25

Total from investment operations	(2.15)		(16.41)	6.00	5.60	3.30	2.67
Less distributions:
Distributions from net investment income	(0.70)		(0.69)	(0.59)	(0.51)	(0.52)	(0.38)
Distributions from net realized gains	—		(0.03)	—	—	—	—

Total distributions	(0.70)		(0.72)	(0.59)	(0.51)	(0.52)	(0.38)

Net asset value at end of period	25.86		28.71	45.84	40.43	35.34	32.56

Total return (%)	(7.50)[2]		(36.33)	14.98	16.01	10.21	8.90

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.36	[3]	0.34	0.33	0.34	0.35	0.35
Gross operating expenses	0.36	[3]	0.34	0.33	0.34	0.35	0.35
Net investment income (loss)	2.66	[3]	1.83	1.54	1.48	1.63	1.30
Portfolio turnover rate	3	[2]	4	6	5	6	5
Net assets, end of period ($ x 1,000,000)	1,729		2,021	3,311	2,924	2,328	2,138

* Unaudited.

1 Calculated based on the average shares outstanding during the period.
2 Not annualized.
3 Annualized.

See financial notes 35

 Schwab 1000 Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

99.7%		Common Stock	2,561,394	3,699,003
0.2%		Foreign Common Stock	7,039	5,414
	—%	Short-Term Investments	1,538	1,538

99.9%		Total Investments	2,569,971	3,705,955
0.2%		Collateral Invested for Securities on Loan	7,838	7,838
(0	.1)%	Other Assets and Liabilities, Net		(2,099)

100.0%		Net Assets		3,711,694

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 99.7% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	18,973

Banks 2.5%
U.S. Bancorp	746,805	0.4	13,607
Wells Fargo & Co.	1,796,396	1.0	35,946
Other Securities		1.1	44,390

		2.5	93,943

Capital Goods 7.9%
3M Co.	294,934	0.5	16,988
General Electric Co.	4,453,122	1.5	56,332
United Technologies Corp.	402,863	0.5	19,676
Other Securities		5.4	199,041

		7.9	292,037

Commercial & Professional Supplies 0.9%
Other Securities		0.9	33,479

Consumer Durables & Apparel 1.1%
Other Securities		1.1	40,265

Consumer Services 1.9%
McDonald’s Corp.	475,036	0.7	25,315
Other Securities		1.2	46,020

		1.9	71,335

Diversified Financials 5.8%
Bank of America Corp.	2,731,741	0.7	24,394
JPMorgan Chase & Co.	1,592,978	1.4	52,568
The Charles Schwab Corp. (a)	403,065	0.2	7,449
The Goldman Sachs Group, Inc.	212,932	0.7	27,362
Other Securities		2.8	104,788

		5.8	216,561

Energy 12.4%
Chevron Corp.	858,277	1.5	56,732
ConocoPhillips	630,366	0.7	25,845
Exxon Mobil Corp.	2,105,122	3.8	140,348
Occidental Petroleum Corp.	343,316	0.5	19,325
Schlumberger Ltd.	507,106	0.7	24,843
Other Securities		5.2	192,089

		12.4	459,182

Food & Staples Retailing 2.9%
CVS Caremark Corp.	608,511	0.5	19,338
Wal-Mart Stores, Inc.	950,927	1.3	47,927
Other Securities		1.1	41,381

		2.9	108,646

Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	876,965	0.4	14,321
Kraft Foods, Inc., Class A	624,564	0.4	14,615
PepsiCo, Inc.	658,587	0.9	32,771
Philip Morris International, Inc.	849,065	0.8	30,736
The Coca-Cola Co.	845,854	1.0	36,414
Other Securities		1.8	66,460

		5.3	195,317

Health Care Equipment & Services 4.4%
Medtronic, Inc.	472,968	0.4	15,135
Other Securities		4.0	148,789

		4.4	163,924

Household & Personal Products 2.6%
The Procter & Gamble Co.	1,255,619	1.7	62,078

36 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Other Securities		0.9	35,315

		2.6	97,393

Insurance 3.4%
Berkshire Hathaway, Inc., Class A *	273	0.7	25,662
Other Securities		2.7	101,829

		3.4	127,491

Materials 3.7%
Monsanto Co.	232,234	0.5	19,714
Other Securities		3.2	119,144

		3.7	138,858

Media 2.8%
Comcast Corp., Class A	1,225,703	0.5	18,949
The Walt Disney Co.	788,652	0.5	17,272
Other Securities		1.8	65,763

		2.8	101,984

Pharmaceuticals, Biotechnology & Life Sciences 8.7%
Abbott Laboratories	654,946	0.7	27,409
Amgen, Inc. *	440,660	0.6	21,359
Bristol-Myers Squibb Co.	839,339	0.4	16,115
Eli Lilly & Co.	424,771	0.4	13,983
Gilead Sciences, Inc. *	386,112	0.5	17,684
Johnson & Johnson	1,175,467	1.7	61,547
Merck & Co., Inc.	897,085	0.6	21,745
Pfizer, Inc.	2,845,010	1.0	38,009
Schering-Plough Corp.	686,616	0.4	15,806
Wyeth	564,533	0.7	23,936
Other Securities		1.7	66,251

		8.7	323,844

Real Estate 1.5%
Other Securities		1.5	56,519

Retailing 3.7%
The Home Depot, Inc.	720,115	0.5	18,954
Other Securities		3.2	117,133

		3.7	136,087

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	2,364,780	1.0	37,316
Other Securities		1.5	54,141

		2.5	91,457

Software & Services 7.3%
Google, Inc., Class A *	101,561	1.1	40,215
Microsoft Corp.	3,258,938	1.8	66,026
Oracle Corp.	1,661,910	0.9	32,141
Other Securities		3.5	132,493

		7.3	270,875

Technology Hardware & Equipment 8.2%
Apple, Inc. *	377,914	1.3	47,553
Cisco Systems, Inc. *	2,484,615	1.3	48,003
Hewlett-Packard Co.	1,044,068	1.0	37,566
International Business Machines Corp.	572,040	1.6	59,040
QUALCOMM, Inc.	701,878	0.8	29,703
Other Securities		2.2	81,886

		8.2	303,751

Telecommunication Services 3.5%
AT&T, Inc.	2,499,177	1.7	64,029
Verizon Communications, Inc.	1,206,237	1.0	36,597
Other Securities		0.8	27,443

		3.5	128,069

Transportation 2.1%
United Parcel Service, Inc., Class B	422,075	0.6	22,091
Other Securities		1.5	53,678

		2.1	75,769

Utilities 4.1%
Other Securities		4.1	153,244

Total Common Stock (Cost $2,561,394)			3,699,003

Foreign Common Stock 0.2% of net assets

Bermuda 0.2%

Capital Goods 0.1%
Other Securities		0.1	1,397

Diversified Financials 0.1%
Other Securities		0.1	2,866

Insurance 0.0%
Other Securities		0.0	923

Software & Services 0.0%
Other Securities		0.0	100

		0.2	5,286

British Virgin Islands 0.0%

Transportation 0.0%
Other Securities		0.0	128

Total Foreign Common Stock (Cost $7,039)			5,414

See financial notes 37

 Schwab 1000 Index Fund

Portfolio Holdings (Unaudited) continued

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.0% of net assets

U.S. Treasury Obligations 0.0%
Other Securities		0.0	1,538

End of Investments.

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Collateral Invested for Securities on Loan 0.2% of net assets
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	7,837,902	0.2	7,838
Total Collateral Invested for Securities on Loan (Cost $7,838)			7,838

End of collateral invested for securities on loan.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $2,545,459 and the unrealized appreciation and depreciation were $1,606,252 and ($445,756), respectively, with a net unrealized appreciation of $1,160,496.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(c)	All or a portion of this security is on loan. Please see complete schedule of holdings.
REIT — Real Estate Investment Trust

In addition to the above, the fund held the following at 04/30/09. All numbers are x1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	75	3,263	215

38 See financial notes

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $7,356 (cost $2,569,971)		$3,705,955
Collateral invested for securities on loan		7,838
Receivables:
Dividends		5,134
Fund shares sold		3,076
Income from securities on loan		452
Foreign tax reclaims		15
Interest		7
Due from brokers for futures		3
Prepaid expenses	+	13

Total assets		3,722,493

Liabilities
Collateral held for securities on loan		7,838
Payables:
Investments bought		15
Investment adviser and administrator fees		70
Transfer agent and shareholder services fees		54
Fund shares redeemed		2,548
Payable to custodian		81
Trustees’ fees		9
Accrued expenses	+	184

Total liabilities		10,799

Net Assets
Total assets		3,722,493
Total liabilities	−	10,799

Net assets		$3,711,694
Net Assets by Source
Capital received from investors		2,516,011
Net investment income not yet distributed		27,500
Net realized capital gains		31,984
Net unrealized capital gains		1,136,199

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$1,983,041		76,616		$25.88
Select Shares	$1,728,653		66,850		$25.86

See financial notes 39

 Schwab 1000 Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (including $51 from affiliated issuer and net of foreign withholding tax of $11)		$53,978
Interest		15
Securities on loan	+	595

Total investment income		54,588

Net Realized Gains and Losses
Net realized gains on investments		11,830
Net realized gains on affiliated issuer		130
Net realized gains on futures contracts	+	640

Net realized gains		12,600

Net Unrealized Gains and Losses
Net unrealized losses on investments		(403,449)
Net unrealized losses on futures contracts	+	(172)

Net unrealized losses		(403,621)

Expenses
Investment adviser and administrator fees		4,177
Transfer agent and shareholder service fees:
Investor Shares		2,393
Select Shares		851
Shareholder reports		167
Portfolio accounting fees		70
Registration fees		54
Trustees’ fees		46
Custodian fees		45
Professional fees		33
Interest expense		11
Other expenses	+	37

Total expenses		7,884
Expense reduction by adviser and Schwab	−	1

Net expenses		7,883

Increase (Decrease) in Net Assets from Operations
Total investment income		54,588
Net expenses	−	7,883

Net investment income		46,705
Net realized gains		12,600
Net unrealized losses	+	(403,621)

Decrease in net assets from operations		($344,316)

40 See financial notes

 Schwab 1000 Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods; All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$46,705	$106,353
Net realized gains		12,600	16,203
Net unrealized losses	+	(403,621)	(2,658,720)

Decrease in net assets from operations		(344,316)	(2,536,164)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		50,004	52,859
Select Shares	+	49,147	49,349

Total distributions from net investment income		99,151	102,208

Distributions from net realized gains
Investor Shares		—	2,740
Select Shares	+	—	2,293

Total distributions from net realized gains		—	5,033

Total distributions		$99,151	$107,241

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,319	$81,752	5,772	$217,822
Select Shares	+	7,843	196,422	10,059	373,493

Total shares sold		11,162	$278,174	15,831	$591,315

Shares Reinvested
Investor Shares		1,767	$45,998	1,186	$51,269
Select Shares	+	1,524	39,629	974	42,080

Total shares reinvested		3,291	$85,627	2,160	$93,349

Shares Redeemed
Investor Shares		(7,220)	($174,740)	(14,962)	($569,361)
Select Shares	+	(12,925)	(314,886)	(12,842)	(476,106)

Total shares redeemed		(20,145)	($489,626)	(27,804)	($1,045,467)

Net transactions in fund shares		(5,692)	($125,825)	(9,813)	($360,803)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		149,158	$4,280,986	158,971	$7,285,194
Total decrease	+	(5,692)	(569,292)	(9,813)	(3,004,208)

End of period		143,466	$3,711,694	149,158	$4,280,986

Net investment income not yet distributed			$27,500		$79,946

See financial notes 41

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	13.82		25.30	25.92	22.31	19.92	18.22

Income (loss) from investment operations:
Net investment income (loss)	0.11	[1]	0.30 [1]	0.32 [1]	0.23 [1]	0.14	0.13
Net realized and unrealized gains (losses)	(0.99)		(7.88)	2.35	3.67	2.38	1.68

Total from investment operations	(0.88)		(7.58)	2.67	3.90	2.52	1.81
Less distributions:
Distributions from net investment income	(0.26)		(0.28)	(0.24)	(0.14)	(0.13)	(0.11)
Distributions from net realized gains	—		(3.62)	(3.05)	(0.15)	—	—

Total distributions	(0.26)		(3.90)	(3.29)	(0.29)	(0.13)	(0.11)

Net asset value at end of period	12.68		13.82	25.30	25.92	22.31	19.92

Total return (%)	(6.23)[2]		(34.60)	11.16	17.62	12.66	9.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.59	[3]	0.57	0.57	0.57	0.58	0.59
Gross operating expenses	0.60	[3]	0.57	0.57	0.57	0.58	0.59
Net investment income (loss)	1.95	[3]	1.62	1.28	0.94	0.57	0.66
Portfolio turnover rate	25	[2]	64	31	29	40	39
Net assets, end of period ($ x 1,000,000)	389		448	756	771	823	869

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	13.85		25.35	25.97	22.36	19.96	18.25

Income (loss) from investment operations:
Net investment income (loss)	0.12	[1]	0.33 [1]	0.35 [1]	0.27 [1]	0.17	0.17
Net realized and unrealized gains (losses)	(1.00)		(7.89)	2.36	3.67	2.39	1.68

Total from investment operations	(0.88)		(7.56)	2.71	3.94	2.56	1.85
Less distributions:
Distributions from net investment income	(0.29)		(0.32)	(0.28)	(0.18)	(0.16)	(0.14)
Distributions from net realized gains	—		(3.62)	(3.05)	(0.15)	—	—

Total distributions	(0.29)		(3.94)	(3.33)	(0.33)	(0.16)	(0.14)

Net asset value at end of period	12.68		13.85	25.35	25.97	22.36	19.96

Total return (%)	(6.21)[2]		(34.48)	11.35	17.78	12.86	10.16

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.42	[3]	0.42	0.42	0.42	0.41	0.42
Gross operating expenses	0.45	[3]	0.42	0.42	0.42	0.43	0.44
Net investment income (loss)	2.12	[3]	1.78	1.43	1.10	0.74	0.82
Portfolio turnover rate	25	[2]	64	31	29	40	39
Net assets, end of period ($ x 1,000,000)	576		628	969	889	795	761

* Unaudited.

1 Calculated based on the average shares outstanding during the period.
2 Not annualized.
3 Annualized.

42 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

	98.7%	Common Stock	1,185,598	953,092
	1.2%	Foreign Common Stock	18,351	11,413
	0.1%	Preferred Stock	1,145	625
	—%	Rights	44	17
	0.3%	Short-Term Investment	3,303	3,303

	100.3%	Total Investments	1,208,441	968,450
(0	.3)%	Other Assets and Liabilities, Net		(2,472)

	100.0%	Net Assets		965,978

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 98.7% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	4,893

Banks 7.0%
Washington Federal, Inc.	171,039	0.2	2,220
Other Securities		6.8	65,077

		7.0	67,297

Capital Goods 10.0%
EMCOR Group, Inc. *	117,104	0.3	2,435
Gardner Denver, Inc. *	87,512	0.2	2,330
Nordson Corp.	61,043	0.2	2,215
Regal-Beloit Corp.	62,547	0.3	2,541
Watsco, Inc.	55,882	0.2	2,400
Other Securities		8.8	84,518

		10.0	96,439

Commercial & Professional Supplies 3.7%
Other Securities		3.7	36,100

Consumer Durables & Apparel 3.8%
Jarden Corp. *	138,808	0.3	2,790
Phillips-Van Heusen Corp.	92,100	0.3	2,674
The Warnaco Group, Inc. *	92,763	0.3	2,675
Wolverine World Wide, Inc.	98,936	0.2	2,061
Other Securities		2.7	26,272

		3.8	36,472

Consumer Services 4.8%
Bally Technologies, Inc. *	98,062	0.3	2,567
Jack in the Box, Inc. *	101,588	0.3	2,498
WMS Industries, Inc. *	89,551	0.3	2,875
Other Securities		3.9	38,487

		4.8	46,427

Diversified Financials 3.0%
AmeriCredit Corp. *	235,100	0.3	2,391
Stifel Financial Corp. *	42,150	0.2	2,075
Other Securities		2.5	24,830

		3.0	29,296

Energy 6.7%
World Fuel Services Corp.	57,978	0.2	2,211
Other Securities		6.5	62,130

		6.7	64,341

Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	90,926	0.2	2,419
Other Securities		0.9	8,025

		1.1	10,444

Food, Beverage & Tobacco 1.8%
Green Mountain Coffee Roasters, Inc. *	29,800	0.2	2,155
Other Securities		1.6	15,700

		1.8	17,855

Health Care Equipment & Services 6.6%
LifePoint Hospitals, Inc. *	95,641	0.2	2,472
NuVasive, Inc. *	64,700	0.2	2,452
The Cooper Cos., Inc.	80,500	0.2	2,314
West Pharmaceutical Services, Inc.	63,465	0.2	2,072
Other Securities		5.8	54,256

		6.6	63,566

Household & Personal Products 0.7%
Other Securities		0.7	7,047

See financial notes 43

 Schwab Small-Cap Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Insurance 2.9%
Other Securities		2.9	27,671

Materials 4.3%
Ashland, Inc.	118,400	0.3	2,600
Eagle Materials, Inc.	77,890	0.2	2,165
Rock-Tenn Co., Class A	68,400	0.3	2,583
Other Securities		3.5	33,865

		4.3	41,213

Media 1.1%
Other Securities		1.1	11,105

Pharmaceuticals, Biotechnology & Life Sciences 4.7%
Dendreon Corp. *	173,500	0.4	3,678
Dionex Corp. *	36,344	0.2	2,290
Other Securities		4.1	38,991

		4.7	44,959

Real Estate 6.9%
Corporate Office Properties Trust	92,349	0.3	2,822
MFA Financial, Inc.	396,064	0.2	2,333
National Retail Properties, Inc.	150,826	0.3	2,676
OMEGA Healthcare Investors, Inc.	147,258	0.2	2,315
Tanger Factory Outlet Centers, Inc.	62,034	0.2	2,067
Other Securities		5.7	54,008

		6.9	66,221

Retailing 4.6%
Chico’s FAS, Inc. *	293,200	0.2	2,240
Rent-A-Center, Inc. *	130,705	0.3	2,516
Tractor Supply Co. *	55,200	0.2	2,229
Williams-Sonoma, Inc.	155,000	0.2	2,170
Other Securities		3.7	35,574

		4.6	44,729

Semiconductors & Semiconductor Equipment 4.5%
International Rectifier Corp. *	142,500	0.2	2,405
PMC-Sierra, Inc. *	432,923	0.3	3,429
Skyworks Solutions, Inc. *	313,308	0.3	2,770
Other Securities		3.7	35,185

		4.5	43,789

Software & Services 7.1%
Convergys Corp. *	218,400	0.2	2,208
Digital River, Inc. *	61,200	0.2	2,351
Informatica Corp. *	171,381	0.3	2,725
Other Securities		6.4	60,815

		7.1	68,099

Technology Hardware & Equipment 6.6%
3Com Corp. *	803,119	0.3	3,253
ADTRAN, Inc.	98,005	0.2	2,073
Arris Group, Inc. *	219,860	0.2	2,346
Palm, Inc. *	196,360	0.2	2,060
Tech Data Corp. *	89,500	0.3	2,577
Other Securities		5.4	51,432

		6.6	63,741

Telecommunication Services 1.1%
Other Securities		1.1	11,034

Transportation 2.2%
Other Securities		2.2	21,193

Utilities 3.0%
Portland General Electric Co.	120,800	0.2	2,207
Suburban Propane Partners L.P.	55,094	0.2	2,204
Other Securities		2.6	24,750

		3.0	29,161

Total Common Stock (Cost $1,185,598)			953,092

Foreign Common Stock 1.2% of net assets

Bermuda 1.2%

Capital Goods 0.1%
Other Securities		0.1	955

Consumer Durables & Apparel 0.1%
Other Securities		0.1	863

Consumer Services 0.1%
Other Securities		0.1	413

Insurance 0.5%
Other Securities		0.5	5,169

Software & Services 0.2%
Other Securities		0.2	2,037

Telecommunication Services 0.1%
Other Securities		0.1	673

Transportation 0.0%
Other Securities		0.0	389

Utilities 0.1%
Other Securities		0.1	526

		1.2	11,025

Liberia 0.0%

Transportation 0.0%
Other Securities		0.0	388

Total Foreign Common Stock (Cost $18,351)			11,413

44 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Preferred Stock 0.1% of net assets

Healthcare - Services 0.1%
Other Securities		0.1	625

Total Preferred Stock (Cost $1,145)			625

Rights 0.0% of net assets
Other Securities		0.0	17

Total Rights (Cost $44)			17

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.3% of net assets

Commercial Paper & Other Obligation 0.2%
Citibank, New York Time Deposit
0.03% , 05/01/09	2,344	0.2	2,344

U.S. Treasury Obligations 0.1%
Other Securities		0.1	959

Total Short-Term Investment (Cost $3,303)			3,303

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $1,230,405 and the unrealized appreciation and depreciation were $103,023 and ($364,978), respectively, with a net unrealized depreciation of ($261,955).

*	Non-income producing security.
(a)	Fair-valued by Management. Please see complete schedule of holdings.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets. Please see complete schedule of holdings.

See financial notes 45

 Schwab Small Cap Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,208,441)		$968,450
Receivables:
Dividends		955
Fund shares sold		550
Due from investment adviser		1
Prepaid expenses	+	2

Total assets		969,958

Liabilities
Payables:
Investment adviser and administrator fees		24
Transfer agent and shareholder services fees		11
Fund shares redeemed		3,865
Due to brokers for futures		32
Trustees’ fees		1
Accrued expenses	+	47

Total liabilities		3,980

Net Assets
Total assets		969,958
Total liabilities	−	3,980

Net assets		$965,978
Net Assets by Source
Capital received from investors		1,301,224
Net investment income not yet distributed		5,952
Net realized capital losses		(101,207)
Net unrealized capital losses		(239,991)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$389,486		30,722		$12.68
Select Shares	$576,492		45,456		$12.68

46 See financial notes

 Schwab Small Cap Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $4)		$11,212
Interest	+	16

Total Investment Income		11,228

Net Realized Gains and Losses
Net realized losses on investments		(46,960)
Net realized losses on foreign currency transactions		(3)
Net realized losses on futures contracts	+	(8,724)

Net realized losses		(55,687)

Net Unrealized Losses
Net unrealized losses on investments		(24,933)
Net unrealized losses on futures contracts	+	(989)

Net unrealized losses		(25,922)

Expenses
Investment adviser and administrator fees		1,359
Transfer agent and shareholder service fees:
Investor Shares		443
Select Shares		264
Shareholder reports		47
Portfolio accounting fees		34
Professional fees		25
Custodian fees		25
Registration fees		16
Trustees’ fees		10
Interest expense		2
Other expenses	+	10

Total expenses		2,235
Expense reduction by adviser and schwab	−	74

Net expenses		2,161

Increase (Decrease) in Net Assets from Operations
Total investment income		11,228
Net expenses	−	2,161

Net investment income		9,067
Net realized losses		(55,687)
Net unrealized losses	+	(25,922)

Decrease in net assets from operations		($72,542)

See financial notes 47

 Schwab Small Cap Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$9,067	$24,861
Net realized losses		(55,687)	(48,380)
Net unrealized losses	+	(25,922)	(540,995)

Decrease in net assets from operations		(72,542)	(564,514)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		8,184	8,132
Select Shares	+	13,636	12,287

Total distributions from net investment income		21,820	20,419

Distributions from net realized gains
Investor Shares		—	106,591
Select Shares	+	—	140,533

Total distributions from net realized gains		—	247,124
Total distributions		$21,820	$267,543

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		2,244	$25,518	4,071	$65,918
Select Shares	+	6,399	71,448	8,084	143,442

Total shares sold		8,643	$96,966	12,155	$209,360

Shares Reinvested
Investor Shares		643	$7,679	5,458	$107,685
Select Shares	+	1,059	12,634	7,095	140,062

Total shares reinvested		1,702	$20,313	12,553	$247,747

Shares Redeemed
Investor Shares		(4,573)	($49,998)	(6,996)	($127,623)
Select Shares	+	(7,340)	(82,581)	(8,050)	(146,320)

Total shares redeemed		(11,913)	($132,579)	(15,046)	($273,943)

Net transactions in fund shares		(1,568)	($15,300)	9,662	$183,164

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		77,746	$1,075,640	68,084	$1,724,533
Total increase or decrease	+	(1,568)	(109,662)	9,662	(648,893)

End of period		76,178	$965,978	77,746	$1,075,640

Net investment income not yet distributed			$5,952		$18,705

48 See financial notes

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	17.03	26.96	23.83	20.77	19.04	17.48

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.36	0.35	0.30	0.29	0.19
Net realized and unrealized gains (losses)	(1.40)	(9.90)	3.06	3.01	1.69	1.53

Total from investment operations	(1.23)	(9.54)	3.41	3.31	1.98	1.72
Less distributions:
Distributions from net investment income	(0.34)	(0.33)	(0.28)	(0.25)	(0.25)	(0.16)
Distributions from net realized gains	—	(0.06)	—	—	—	—

Total distributions	(0.34)	(0.39)	(0.28)	(0.25)	(0.25)	(0.16)

Net asset value at end of period	15.46	17.03	26.96	23.83	20.77	19.04

Total return (%)	(7.23)[1]	(35.85)	14.44	16.05	10.45	9.93

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.56 [2]	0.53	0.52	0.53	0.54	0.56
Gross operating expenses	0.56 [2]	0.53	0.52	0.53	0.54	0.56
Net investment income (loss)	2.39 [2]	1.56	1.34	1.27	1.37	1.07
Portfolio turnover rate	2 [1]	1	0 [3]	3	2	2
Net assets, end of period ($ x 1,000,000)	396	422	673	607	600	592

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	17.08	27.04	23.90	20.83	19.09	17.52

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.40	0.37	0.31	0.31	0.22
Net realized and unrealized gains (losses)	(1.40)	(9.93)	3.09	3.04	1.71	1.54

Total from investment operations	(1.22)	(9.53)	3.46	3.35	2.02	1.76
Less distributions:
Distributions from net investment income	(0.37)	(0.37)	(0.32)	(0.28)	(0.28)	(0.19)
Distributions from net realized gains	—	(0.06)	—	—	—	—

Total distributions	(0.37)	(0.43)	(0.32)	(0.28)	(0.28)	(0.19)

Net asset value at end of period	15.49	17.08	27.04	23.90	20.83	19.09

Total return (%)	(7.13)[1]	(35.76)	14.62	16.23	10.63	10.10

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.39 [2]	0.38	0.37	0.38	0.39	0.39
Gross operating expenses	0.41 [2]	0.38	0.37	0.38	0.39	0.41
Net investment income (loss)	2.55 [2]	1.71	1.49	1.41	1.52	1.23
Portfolio turnover rate	2 [1]	1	0 [3]	3	2	2
Net assets, end of period ($ x 1,000,000)	550	585	906	762	617	548

* Unaudited.

1 Not annualized.
2 Annualized.
3 Less than 1%.

See financial notes 49

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

	98.2%	Common Stock	1,084,714	929,276
	0.2%	Foreign Common Stock	2,428	1,394
	0.1%	Preferred Stock	955	1,243
	—%	Rights	13	5
	1.5%	Short-Term Investments	13,714	13,714

	100.0%	Total Investments	1,101,824	945,632
	0.1%	Collateral Invested for Securities on Loan	972	972
(0	.1)%	Other Assets and Liabilities, Net		(489)

	100.0%	Net Assets		946,115

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 98.2% of net assets

Automobiles & Components 0.4%
Other Securities		0.4	3,931

Banks 2.9%
Wells Fargo & Co.	386,406	0.8	7,732
Other Securities		2.1	19,315

		2.9	27,047

Capital Goods 7.6%
3M Co.	65,000	0.4	3,744
General Electric Co.	954,266	1.3	12,071
United Technologies Corp.	88,068	0.5	4,301
Other Securities		5.4	52,171

		7.6	72,287

Commercial & Professional Supplies 1.2%
Other Securities		1.2	11,196

Consumer Durables & Apparel 1.3%
Other Securities		1.3	12,632

Consumer Services 2.2%
McDonald’s Corp.	110,300	0.6	5,878
Other Securities		1.6	14,646

		2.2	20,524

Diversified Financials 5.4%
Bank of America Corp.	577,956	0.6	5,161
JPMorgan Chase & Co.	337,444	1.2	11,136
The Charles Schwab Corp. (c)	111,120	0.2	2,054
The Goldman Sachs Group, Inc.	42,700	0.6	5,487
Other Securities		2.8	27,575

		5.4	51,413

Energy 11.4%
Chevron Corp.	186,939	1.3	12,357
ConocoPhillips	138,223	0.6	5,667
Exxon Mobil Corp.	466,166	3.3	31,079
Occidental Petroleum Corp.	78,020	0.5	4,392
Schlumberger Ltd.	105,000	0.6	5,144
Other Securities		5.1	48,869

		11.4	107,508

Food & Staples Retailing 3.3%
CVS Caremark Corp.	125,640	0.4	3,993
Wal-Mart Stores, Inc.	359,100	1.9	18,099
Other Securities		1.0	9,138

		3.3	31,230

Food, Beverage & Tobacco 5.1%
Kraft Foods, Inc., Class A	147,513	0.4	3,452
PepsiCo, Inc.	140,800	0.7	7,006
Philip Morris International, Inc.	182,800	0.7	6,617
The Coca-Cola Co.	210,200	1.0	9,049
Other Securities		2.3	22,063

		5.1	48,187

Health Care Equipment & Services 4.4%
Other Securities		4.4	41,594

Household & Personal Products 2.3%
The Procter & Gamble Co.	264,215	1.4	13,063

50 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Other Securities		0.9	8,679

		2.3	21,742

Insurance 4.0%
Berkshire Hathaway, Inc., Class A *	143	1.4	13,442
Other Securities		2.6	24,804

		4.0	38,246

Materials 3.7%
Monsanto Co.	48,290	0.5	4,099
Other Securities		3.2	30,856

		3.7	34,955

Media 3.0%
Comcast Corp., Class A	227,004	0.4	3,510
The Walt Disney Co.	185,410	0.4	4,060
Other Securities		2.2	20,425

		3.0	27,995

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Abbott Laboratories	136,705	0.6	5,721
Amgen, Inc. *	103,268	0.5	5,005
Bristol-Myers Squibb Co.	177,250	0.4	3,403
Eli Lilly & Co.	106,400	0.4	3,503
Gilead Sciences, Inc. *	84,840	0.4	3,886
Johnson & Johnson	251,370	1.4	13,162
Merck & Co., Inc.	194,552	0.5	4,716
Pfizer, Inc.	610,192	0.9	8,152
Schering-Plough Corp.	144,750	0.4	3,332
Wyeth	119,400	0.6	5,063
Other Securities		1.7	17,916

		7.8	73,859

Real Estate 1.6%
Other Securities		1.6	14,983

Retailing 3.8%
Amazon.com, Inc. *	41,700	0.4	3,358
The Home Depot, Inc.	151,070	0.4	3,976
Other Securities		3.0	28,530

		3.8	35,864

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	515,832	0.9	8,140
Other Securities		1.5	14,833

		2.4	22,973

Software & Services 8.2%
Google, Inc., Class A *	28,400	1.2	11,246
Microsoft Corp.	830,850	1.8	16,833
Oracle Corp.	449,449	0.9	8,692
Visa, Inc., Class A	80,000	0.6	5,197
Other Securities		3.7	35,356

		8.2	77,324

Technology Hardware & Equipment 7.5%
Apple, Inc. *	80,000	1.1	10,066
Cisco Systems, Inc. *	541,909	1.1	10,470
Hewlett-Packard Co.	234,636	0.9	8,442
International Business Machines Corp.	126,510	1.4	13,057
QUALCOMM, Inc.	155,100	0.7	6,564
Other Securities		2.3	22,702

		7.5	71,301

Telecommunication Services 3.1%
AT&T, Inc.	540,056	1.5	13,836
Verizon Communications, Inc.	253,572	0.8	7,693
Other Securities		0.8	7,773

		3.1	29,302

Transportation 1.9%
United Parcel Service, Inc., Class B	91,480	0.5	4,788
Other Securities		1.4	13,675

		1.9	18,463

Utilities 3.7%
Other Securities		3.7	34,720

Total Common Stock (Cost $1,084,714)			929,276

Foreign Common Stock 0.2% of net assets

Bermuda 0.2%

Capital Goods 0.0%
Other Securities		0.0	36

Consumer Services 0.0%
Other Securities		0.0	10

Diversified Financials 0.1%
Other Securities		0.1	715

Insurance 0.1%
Other Securities		0.1	407

Software & Services 0.0%
Other Securities		0.0	135

Telecommunication Services 0.0%
Other Securities		0.0	33

		0.2	1,336

See financial notes 51

 Schwab Total Stock Market Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

British Virgin Islands 0.0%

Transportation 0.0%
Other Securities		0.0	58

Total Foreign Common Stock (Cost $2,428)			1,394

Preferred Stock 0.1% of net assets

Health Care Equipment & Services 0.0%
Other Securities		0.0	57

Real Estate 0.1%
Other Securities		0.1	1,186

Total Preferred Stock (Cost $955)			1,243

Rights 0.0% of net assets

Capital Goods 0.0%
Other Securities		0.0	5

Pharmaceuticals 0.0%
Other Securities		0.0	—

Total Rights (Cost $13)			5

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 1.5% of net assets

Commercial Paper & Other Obligations 1.3%
Citibank, New York Time Deposit
0.03%, 05/01/09	12,093	1.3	12,093

U.S. Treasury Obligations 0.2%
Other Securities		0.2	1,621

Total Short-Term Investments (Cost $13,714)			13,714

End of Investments.

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Collateral Invested for Securities on Loan 0.1% of net assets
Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	972,130	0.1	972

Total Collateral Invested for Securities on Loan (Cost $972)			972

End of collateral invested for securities on loan.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $1,100,890 and the unrealized appreciation and depreciation were $173,315 and ($328,573), respectively, with a net unrealized depreciation of ($155,258).

*	Non-income producing security.
(a)	Fair-valued by Management. Please see complete schedule of holdings.
(b)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(c)	Issuer is affiliated with the fund’s adviser.
(d)	Illiquid security. At the period end, the value of these amounted to $3 or 0.0% of net assets. Please see complete schedule of holdings.
(e)	All or a portion of this security is on loan. Please see complete schedule of holdings.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contracts
Russell 2000 Index, e-mini, Long, expires 06/19/09	150	7,301	951
S & P 500 Index, e-mini, Long, expires 06/19/09	120	5,220	499

Net unrealized gains on futures			1,450

52 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $912 (cost $1,101,824)		$945,632
Collateral invested for securities on loan		972
Receivables:
Fund shares sold		1,570
Dividends		1,207
Income from securities on loan		61
Foreign tax reclaims		3
Prepaid expenses	+	3

Total assets		949,448

Liabilities
Collateral held for securities on loan		972
Payables:
Investments bought		1,189
Investment adviser and administrator fees		20
Transfer agent and shareholder services fees		12
Fund shares redeemed		1,091
Due to brokers for futures		21
Trustees’ fees		1
Accrued expenses	+	27

Total liabilities		3,333

Net Assets
Total assets		949,448
Total liabilities	−	3,333

Net assets		$946,115
Net Assets by Source
Capital received from investors		1,122,575
Net investment income not yet distributed		7,026
Net realized capital losses		(28,744)
Net unrealized capital losses		(154,742)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$395,785		25,598		$15.46
Select Shares	$550,330		35,537		$15.49

See financial notes 53

 Schwab Total Stock Market Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (including $13 from affiliated issuer and net of foreign withholding tax of $4)		$13,041
Interest		6
Securities on loan	+	82

Total investment income		13,129

Net Realized Gains and Losses
Net realized losses on investments		(1,845)
Net realized losses on futures contracts	+	(3,331)

Net realized losses		(5,176)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(82,883)
Net unrealized gains on futures contracts	+	1,903

Net unrealized losses		(80,980)

Expenses
Investment adviser and administrator fees		1,182
Transfer agent and shareholder service fees:
Investor Shares		460
Select Shares		263
Shareholder reports		40
Registration fees		39
Portfolio accounting fees		39
Professional fees		25
Custodian fees		20
Trustees’ fees		10
Other expenses	+	8

Total expenses		2,086
Expense reduction by adviser and Schwab	−	43

Net expenses		2,043

Increase in Net Assets from Operations
Total investment income		13,129
Net expenses	−	2,043

Net investment income		11,086
Net realized losses		(5,176)
Net unrealized lossses	+	(80,980)

Decrease in net assets from operations		($75,070)

54 See financial notes

 Schwab Total Stock Market Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$11,086	$22,422
Net realized losses		(5,176)	(23,326)
Net unrealized losses	+	(80,980)	(562,957)

Decrease in net assets from operations		(75,070)	(563,861)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		8,380	8,309
Select Shares	+	12,961	12,465

Total distributions from net investment income		21,341	20,774

Distributions from net realized gains
Investor Shares		—	1,506
Select Shares	+	—	2,022

Total distributions from net realized gains		—	3,528

Total distributions		$21,341	$24,302

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,805	$55,640	4,610	$101,344
Select Shares	+	8,537	126,230	8,006	177,993

Total shares sold		12,342	$181,870	12,616	$279,337

Shares Reinvested
Investor Shares		502	$7,748	361	$9,166
Select Shares	+	699	10,803	472	11,987

Total shares reinvested		1,201	$18,551	833	$21,153

Shares Redeemed
Investor Shares		(3,495)	($50,487)	(5,154)	($115,426)
Select Shares	+	(7,951)	(114,532)	(7,746)	(169,194)

Total shares redeemed		(11,446)	($165,019)	(12,900)	($284,620)

Net transactions in fund shares		2,097	$35,402	549	$15,870

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,038	$1,007,124	58,489	$1,579,417
Total increase or decrease	+	2,097	(61,009)	549	(572,293)

End of period		61,135	$946,115	59,038	$1,007,124

Net investment income not yet distributed			$7,026		$17,281

See financial notes 55

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	13.94		25.92	21.12	17.07	14.82	12.74

Income (loss) from investment operations:
Net investment income (loss)	0.22		0.63	0.50	0.48	0.35	0.26
Net realized and unrealized gains (losses)	(1.05)		(12.10)	4.92	3.92	2.18	2.05

Total from investment operations	(0.83)		(11.47)	5.42	4.40	2.53	2.31
Less distributions:
Distributions from net investment income	(0.61)		(0.51)	(0.62)	(0.35)	(0.28)	(0.23)

Net asset value at end of period	12.50		13.94	25.92	21.12	17.07	14.82

Total return (%)	(6.00)[1]		(45.09)	26.26	26.15	17.30	18.40

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.69	[2]	0.68	0.69	0.69	0.68	0.69
Gross operating expenses	0.73	[2]	0.69	0.69	0.70	0.72	0.73
Net investment income (loss)	3.09	[2]	2.95	2.15	2.41	2.05	1.78
Portfolio turnover rate	9	[1]	10	5	11	10	1
Net assets, end of period ($ x 1,000,000)	398		469	872	706	595	550

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Select Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	13.95		25.95	21.14	17.09	14.83	12.75

Income (loss) from investment operations:
Net investment income (loss)	0.20		0.68	0.54	0.50	0.38	0.28
Net realized and unrealized gains (losses)	(1.02)		(12.13)	4.93	3.93	2.19	2.05

Total from investment operations	(0.82)		(11.45)	5.47	4.43	2.57	2.33
Less distributions:
Distributions from net investment income	(0.64)		(0.55)	(0.66)	(0.38)	(0.31)	(0.25)

Net asset value at end of period	12.49		13.95	25.95	21.14	17.09	14.83

Total return (%)	(5.86)[1]		(45.02)	26.50	26.35	17.56	18.56

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.50	[2]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses	0.58	[2]	0.54	0.54	0.55	0.57	0.58
Net investment income (loss)	3.28	[2]	3.15	2.34	2.60	2.23	1.97
Portfolio turnover rate	9	[1]	10	5	11	10	1
Net assets, end of period ($ x 1,000,000)	646		711	1,264	954	776	687

* Unaudited.

1 Not annualized.
2 Annualized.

56 See financial notes

 Schwab International Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.5%	Common Stock	1,022,869	1,029,112
0.2%	Preferred Stock	3,232	2,034
—%	Rights	—	—
0.3%	Other Investment Company	2,336	2,934
0.5%	Short-Term Investment	5,101	5,101

99.5%	Total Investments	1,033,538	1,039,181
0.5%	Other Assets and Liabilities, Net		5,528

100.0%	Net Assets		1,044,709

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 98.5% of net assets

Australia 6.3%
BHP Billiton Ltd.	551,567	1.3	13,325
Commonwealth Bank of Australia	232,449	0.6	5,939
Westpac Banking Corp.	478,668	0.6	6,673
Other Securities		3.8	39,664

		6.3	65,601

Austria 0.2%
Other Securities		0.2	2,193

Belgium 0.7%
Other Securities		0.7	7,073

Bermuda 0.1%
Other Securities		0.1	1,048

Canada 9.2%
EnCana Corp.	120,062	0.5	5,503
Research In Motion Ltd. *	78,948	0.5	5,454
Royal Bank of Canada	223,468	0.8	7,922
The Toronto-Dominion Bank	135,532	0.5	5,350
Other Securities		6.9	71,765

		9.2	95,994

Denmark 0.7%
Other Securities		0.7	7,652

Finland 1.0%
Nokia Oyj	613,039	0.8	8,707
Other Securities		0.2	2,116

		1.0	10,823

France 11.0%
BNP Paribas	146,042	0.7	7,688
France Telecom S.A.	304,264	0.6	6,755
GDF Suez	225,749	0.8	8,108
Sanofi-Aventis	165,635	0.9	9,592
Total S.A.	379,677	1.8	18,997
Other Securities		6.2	63,891

		11.0	115,031

Germany 8.6%
Allianz SE - Reg’d	72,500	0.6	6,690
BASF SE *	148,324	0.5	5,597
Bayer AG *	123,306	0.6	6,129
Daimler AG - Reg’d	155,304	0.5	5,568
Deutsche Telekom AG - Reg’d.	477,162	0.6	5,770
E.ON AG	320,551	1.0	10,840
SAP AG	137,740	0.5	5,296
Siemens AG - Reg’d	146,478	1.0	9,848
Other Securities		3.3	33,793

		8.6	89,531

Greece 0.2%
Other Securities		0.2	2,478

Hong Kong 1.5%
Other Securities		1.5	15,682

Ireland 0.4%
Other Securities		0.4	3,829

Italy 3.1%
Eni S.p.A.	398,855	0.8	8,559
Other Securities		2.3	23,673

		3.1	32,232

See financial notes 57

 Schwab International Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Japan 17.9%
Canon, Inc.	178,995	0.5	5,357
Honda Motor Co., Ltd.	246,739	0.7	7,231
Mitsubishi UFJ Financial Group, Inc.	1,671,009	0.9	9,115
Toyota Motor Corp.	427,803	1.6	16,932
Other Securities		14.2	148,275

		17.9	186,910

Luxembourg 0.3%
Other Securities		0.3	3,136

Netherlands 2.6%
Unilever N.V. CVA	274,655	0.5	5,435
Other Securities		2.1	21,341

		2.6	26,776

Norway 0.5%
Other Securities		0.5	5,236

Portugal 0.3%
Other Securities		0.3	3,103

Singapore 0.6%
Other Securities		0.6	6,604

Spain 4.8%
Banco Bilbao Vizcaya Argentaria S.A.	614,226	0.6	6,657
Banco Santander S.A.	1,304,375	1.2	12,547
Iberdrola S.A.	801,243	0.6	6,310
Telefonica S.A.	753,618	1.4	14,278
Other Securities		1.0	10,773

		4.8	50,565

Sweden 1.7%
Other Securities		1.7	17,572

Switzerland 7.9%
ABB Ltd. - Reg’d *	372,453	0.5	5,273
Credit Suisse Group AG - Reg’d	159,054	0.6	6,215
Nestle S.A. - Reg’d	613,467	1.9	19,997
Novartis AG - Reg’d	423,440	1.5	16,027
Roche Holding AG	112,533	1.4	14,191
UBS AG - Reg’d *	472,086	0.6	6,485
Other Securities		1.4	14,645

		7.9	82,833

United Kingdom 18.8%
AstraZeneca PLC	235,719	0.8	8,254
Barclays plc	1,360,383	0.5	5,523
BG Group plc	545,612	0.8	8,712
BHP Billiton plc	358,112	0.7	7,433
BP plc	2,999,726	2.0	21,198
British American Tobacco plc	280,225	0.6	6,758
GlaxoSmithKline PLC	832,673	1.2	12,826
HSBC Holdings plc	1,946,527	1.3	13,843
Rio Tinto plc	143,473	0.6	5,829
Royal Dutch Shell plc, B share	438,079	0.9	9,914
Royal Dutch Shell plc, Class A	588,320	1.3	13,493
Tesco plc	1,280,582	0.6	6,345
Vodafone Group plc	8,404,590	1.5	15,447
Other Securities		6.0	60,724

		18.8	196,299

United States 0.1%
Other Securities		0.1	911

Total Common Stock (Cost $1,022,869)			1,029,112

Preferred Stock 0.2% of net assets

Germany 0.2%
Other Securities		0.2	2,034

Total Preferred Stock (Cost $3,232)			2,034

Rights 0.0% of net assets
Other Securities		0.0	—

Total Rights (Cost $-)			—-

Other Investment Company 0.3% of net assets

United States 0.3%
iShares MSCI EAFE Index Fund	70,00	0.3	2,934

Total Other Investment Company (Cost $2,336)			2,934

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.5% of net assets
Citibank, New York Time Deposit
0.03%, 05/01/09	5,101	0.5	5,101

Total Short-Term Investment (Cost $5,101)			5,101

End of Investments.

58 See financial notes

 Schwab International Index Fund

Portfolio Holdings (Unaudited) continued

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $1,044,172 and the unrealized appreciation and depreciation were $223,013 and ($228,004), respectively, with a net unrealized appreciation of ($4,991).

At 04/30/09, the values of certain foreign securities held by the fund aggregating $893,029 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by Management. Please see complete schedule of holdings.
(b)	Illiquid security. At the period end, the value of these amounted to $38 or 0.0% of net assets. Please see complete schedule of holdings.
CVA — Dutch Certificate
Reg’d — Registered

See financial notes 59

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,033,538)		$1,039,181
Foreign currency, at value (cost $673)		673
Receivables:
Dividends		4,698
Foreign tax reclaims		980
Fund shares sold		730
Prepaid expenses	+	4

Total assets		1,046,266

Liabilities
Payables:
Investments bought		49
Investment adviser and administrator fees		32
Transfer agent and shareholder services fees		11
Fund shares redeemed		1,347
Accrued expenses	+	118

Total liabilities		1,557

Net Assets
Total assets		1,046,266
Total liabilities	−	1,557

Net assets		$1,044,709
Net Assets by Source
Capital received from investors		1,319,878
Net investment income not yet distributed		2,036
Net realized capital losses		(282,865)
Net unrealized capital gains		5,660

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$398,455		31,869		$12.50
Select Shares	$646,254		51,745		$12.49

60 See financial notes

 Schwab International Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $1,945)		$19,321
Interest	+	1

Total investment income		19,322

Net Realized Gains and Losses
Net realized losses on investments		(47,251)
Net realized gains on foreign currency transactions	+	116

Net realized losses		(47,135)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(47,421)
Net unrealized losses on foreign currency translations	+	(56)

Net unrealized losses		(47,477)

Expenses
Investment adviser and administrator fees		2,067
Transfer agent and shareholder service fees:
Investor Shares		493
Select Shares		314
Custodian fees		189
Shareholder reports		54
Portfolio accounting fees		47
Registration fees		39
Professional fees		26
Trustees’ fees		11
Interest expenses		8
Other expenses	+	14

Total expenses		3,262
Expense reduction by adviser and Schwab	−	321

Net expenses		2,941

Increase (Decrease) in Net Assets from Operations
Total investment income		19,322
Net expenses	−	2,941

Net investment income		16,381
Net realized losses		(47,135)
Net unrealized losses	+	(47,477)

Decrease in net assets from operations		($78,231)

See financial notes 61

 Schwab International Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$16,381	$55,150
Net realized losses		(47,135)	(11,824)
Net unrealized losses	+	(47,477)	(992,846)

Decrease in net assets from operations		(78,231)	(949,520)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		19,181	17,168
Select Shares	+	33,020	26,872

Total distributions from net investment income		$52,201	$44,040

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,792	$46,830	6,740	$126,669
Select Shares	+	6,679	82,142	10,127	200,887

Total shares sold		10,471	$128,972	16,867	$327,556

Shares Reinvested
Investor Shares		1,390	$17,442	646	$15,700
Select Shares	+	2,394	29,992	992	24,068

Total shares reinvested		3,784	$47,434	1,638	$39,768

Shares Redeemed
Investor Shares		(6,943)	($82,405)	(7,378)	($151,710)
Select Shares	+	(8,281)	(98,292)	(8,895)	(178,511)

Total shares redeemed		(15,224)	($180,697)	(16,273)	($330,221)

Net transactions in fund shares		(969)	($4,291)	2,232	$37,103

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		84,583	$1,179,432	82,351	$2,135,889
Total increase or decrease	+	(969)	(134,723)	2,232	(956,457)

End of period		83,614	$1,044,709	84,583	$1,179,432

Net investment income not yet distributed			$2,036		$37,856

62 See financial notes

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Capital Trust and Schwab Investments (the “trusts”), are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab S&P 500 Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MartketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund (formerly Schwab Viewpoints Fund)
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund

Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

Schwab Investments (organized October 26, 1990)
Schwab 1000 Index Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab Tax-Free YieldPlus Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free YieldPlus Fund
Schwab California Tax-Free Bond Fund
Schwab Global Real Estate Fund

The Schwab Equity Index Funds, with the exception of Schwab Institutional Select S&P 500 Fund, offer multiple share classes. Shares of each class represent interest in the same portfolio. The e.Shares®, are available only to clients of Schwab Institutional®, Charles Schwab Trust Company and certain tax-advantaged retirement plans, and can only be traded electronically. Schwab S&P 500 Index Fund offers three classes of shares: Investor Shares, Select Shares® and e.Shares®. Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund each offer two classes of shares: Investor Shares and Select Shares®. Schwab Institutional Select S&P 500 Fund offers one share class.

Shares are bought and sold (subject to a redemption fee, see Note 8) at net asset value, or closing NAV, which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds use in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

 63

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and Forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the future contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Currency Contract: The Schwab International Index Fund may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange

64

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the funds’ financials. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the funds could sustain a loss.

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Securities Lending: The funds may loan securities to certain brokers, dealers and other financial institutions that pay the funds negotiated fees. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year.

 65

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Corp., under which the fund receives a credit for its uninvested cash balance to offset their custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) Accounting Pronouncements:

The funds adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective November 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

Various inputs are used in determining the value of the funds’ investments. SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of April 30, 2009:

	S&P 500 Index Fund		Institutional Select S&P 500 Fund		1000 Index Fund
Valuation	Investments in	Other Financial	Investments in	Other Financial	Investments in	Other Financial
Inputs	Securities	Instruments*	Securities	Instruments*	Securities	Instruments*

Level 1	$4,553,088	$2,605	$2,413,924	$6,862	$3,704,417	$215
Level 2	33,958	—	54,287	—	1,538	—
Level 3	—	—	—	—	—	—

Total	$4,587,046	$2,605	$2,468,211	$6,862	$3,705,955	$215

66

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

	Small-Cap Index Fund		Total Stock Market Index Fund		International Index Fund
Valuation	Investments in	Other Financial	Investments in	Other Financial	Investments in	Other Financial
Inputs	Securities	Instruments**	Securities	Instruments*	Securities	Instruments**

Level 1	$965,147	$—	$931,915	$1,450	$141,013	$—
Level 2	3,303	—	13,714	—	898,130	—
Level 3	—	—	3	—	38	—

Total	$968,450	$—	$945,632	$1,450	$1,039,181	$—

*	Other Financial Instruments are future or forward contracts which are not included in Portfolio Holdings and are valued at unrealized appreciation or depreciation.

**	The fund had no Other Financial Instruments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities
	Total
	Stock Market	International
	Index Fund	Index Fund

Balance as of 11/01/08	$3	$—
Accrued discount/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	1	1
Net purchase (sales)	(1)	37
Transfer in and/or out of Level 3	—	—
Balance as of 04/30/09	3	38

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying statement of operations. Net unrealized gains (losses) relate to those financial instruments held by the Fund at April 30, 2009.

In April 2009, the FASB issued FASB Staff Position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP No. 157-4 on the funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as described in the prospectus, including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

Your investment follows either the U.S. stock market or the performance of a mix of international large-cap stocks, as measured by an index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance is normally below that of the index.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry

 67

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s performance also will lag those investments.

A fund’s investment in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risk of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times more volatile than securities of comparable U.S. companies. A fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small with a limited number of companies representing a small number of industries.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

		Institutional
	S&P 500	Select S&P	1000
Average daily net assets	Index Fund	500 Fund	Index Fund

First $500 million	0.15%	0.15%	0.30%
$500 million to $5 billion	0.09%	0.09%	0.22%
$5 billion to $10 billion	0.08%	0.08%	0.20%
over $10 billion	0.07%	0.07%	0.18%

		Total
	Small-Cap	Stock Market	International
Average daily net assets	Index Fund	Index Fund	Index Fund

First $500 million	0.33%	0.30%	0.43%
Over $500 million	0.28%	0.22%	0.38%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s transfer agent and shareholder services agent.

68

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%
e. Shares*	0.05%	0.05%
Institutional Select Shares*	0.05%	0.05%

*	e.Shares is only offered by S&P 500 Index Fund and Institutional Select Shares is only offered by Institutional Select S&P 500 Fund.

Although these agreements specify certain fees for these services, CSIM and Schwab had previously made additional agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through February 27, 2011, as follows:

		Institutional			Total
	S&P 500	Select S&P	1000	Small-Cap	Stock Market	International
	Index Fund	500 Fund	Index Fund	Index Fund	Index Fund	Index Fund

Investor Shares	0.37%	n/a	0.51%	0.60%	0.58%	0.69%
Select Shares	0.19%	n/a	0.36%	0.42%	0.39%	0.50%
e.Shares*	0.28%	n/a	n/a	n/a	n/a	n/a
Institutional Select Shares*	n/a	0.10%	n/a	n/a	n/a	n/a

Effective May 5, 2009, CSIM and Schwab have agreed to limit the net operating expenses charged, excluding interest, taxes and certain non-routine expenses for as long as CSIM serves as the adviser, as follows:

		Institutional			Total
	S&P 500	Select S&P	1000	Small-Cap	Stock Market	International
	Index Fund	500 Fund	Index Fund	Index Fund	Index Fund	Index Fund

Investor Shares	0.09%	n/a	0.29%	0.19%	0.09%	0.19%
Select Shares	0.09%	n/a	0.29%	0.19%	0.09%	0.19%
e.Shares*	0.09%	n/a	n/a	n/a	n/a	n/a
Institutional Select Shares*	n/a	0.09%	n/a	n/a	n/a	n/a

*	e.Shares is only offered by S&P 500 Index Fund and Institutional Select Shares is only offered by Institutional Select S&P 500 Fund.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each Equity Index Fund owned by other Schwab Funds as of April 30, 2009.

 69

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
 (All dollar amounts are x 1,000)

		Institutional
	S&P 500	Select S&P	Small-Cap	International
	Index Fund	500 Fund	Index Fund	Index Fund

Schwab MarketTrack Portfolios:
All Equity Portfolio	—%	6.6%	10.2%	10.9%
Growth Portfolio	—%	8.0%	10.7%	9.5%
Balanced Portfolio	—%	4.6%	6.1%	5.6%
Conservative Portfolio	0.3%	1.4%	2.6%	2.4%
Schwab Annuity Portfolios:
Growth Portfolio II	—%	0.3%	0.6%	0.6%
Schwab Target Funds:
Target 2010	—%	0.2%	—%	—%
Target 2015	—%	0.0% *	—%	—%
Target 2020	—%	0.8%	—%	—%
Target 2025	—%	0.1%	—%	—%
Target 2030	—%	0.8%	—%	—%
Target 2035	—%	0.1%	—%	—%
Target 2040	—%	0.7%	—%	—%

*	Less than 0.05%

As of April 30, 2009, the shares owned by the Charitable Giving Trust as a percentage of the total shares of the Schwab Institutional Select S&P 500 Fund was 1.59%.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of April 30, 2009, each fund’s total security transactions with other Schwab Funds were as follows:

S&P 500 Index	$—
Institutional Select S&P 500 Fund	111,447
1000 Index Fund	56,297
Small-Cap Index Fund	56,297
Total Stock Market Index Fund	—
International Index Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these persons for their service as trustees, but the trusts did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds covered in this report have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of

70

 Schwab Equity Index Funds

Financial Notes (continued)

6. Borrowing from Banks (continued):

America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

The funds had no borrowings from the line of credit during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended April 30, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

S&P 500 Index Fund	$103,166	$102,483
Institutional Select S&P 500 Fund	336,399	12,561
1000 Index Fund	110,083	233,094
Small-Cap Index Fund	252,641	225,788
Total Stock Market Index Fund	43,769	15,382
International Index Fund	90,754	130,920

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current period and prior fiscal year are:

	Current Period	Prior Period
	(11/01/08-4/30/09)	(11/01/07-10/31/08)

S&P 500 Index Fund	$164	$167
Institutional Select S&P 500 Fund	76	76
1000 Index Fund	99	103
Small-Cap Index Fund	23	18
Total Stock Market Index Fund	50	43
International Index Fund	19	29

9. Other:
       (All dollar amounts are x 1,000)

As of the close of business on September 18, 2008, Lehman Brothers Holdings Inc. was in default of the security lending agreement with the Schwab S&P 500 Index Fund, Schwab Institutional Select S&P 500 Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (“the Funds”). As a result, the Funds took possession of the collateral and repurchased the securities on a loan through open market purchases. The collateral held exceeded the replacement value of the securities. In accordance with Accounting for Transfers of Financial Assets and Repurchase Financing Transactions (“FAS 140”) the Funds recognized the following gains or losses that are not recognized for federal income tax purposes:

Schwab S&P 500 Index Fund	$980
Schwab Institutional Select S&P 500 Fund	(2,613)
Schwab 1000 Index Fund	27,130
Schwab Small-Cap Index fund	(20,239)
Schwab Total Stock Market Index Fund	1,738
Schwab International Index Fund	(101)

 71

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes:
       (All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2008, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

		Institutional			Total
	S&P 500	Select S&P	1000	Small-Cap	Stock Market	International
	Index Fund	500 Fund	Index Fund	Index Fund	Index Fund	Index Fund

2009	$7,194	$6,440	$—	$—	$—	$61,592
2010	400,268	27,646	—	—	—	112,722
2011	72,381	1,609	—	—	—	39,016
2012	29,212	—	—	—	—	8,278
2013	175,896	—	—	—	—	—
2014	109,257	2,359	—	—	—	—
2015	—	—	—	—	—	—
2016	47,044	89,645	9,317	7,310	25,404	3,212

Total	$841,252	$127,699	$9,317	$7,310	$25,404	$224,820

As of October 31, 2008, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2009, the Funds did not incur any interest or penalties.

11. Subsequent Event:

The Board of Trustees of the Trust (the “Board”) has approved an Agreement and Plan of Reorganization that would provide for the reorganization of the Institutional Select S&P 500 Fund into the S&P 500 Fund. On or about September 9, 2009, the Institutional Select S&P 500 Fund will transfer its assets and liabilities to the S&P 500 Fund, and subsequently distribute those S&P 500 Fund shares to the shareholders of the Institutional Select S&P 500 Fund (the “Reorganization”). After the Reorganization is completed, shareholders of the Institutional Select S&P 500 Fund will become shareholders of the S&P 500 Fund. The Reorganization is intended to be tax-free, meaning that the Institutional Select S&P 500 Fund’s shareholders will become shareholders of the S&P 500 Fund without realizing any gain or loss for federal income tax purposes.

72

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of April 30, 2009, the Fund Complex included 83 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

 73

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

74

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Capital Trust since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 75

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

76

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2008 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13562-12

Semiannual report dated April 30, 2009 enclosed.

Schwab Fundamental Index* Funds

Schwab Fundamental US Large* Company Index Fund

Schwab Fundamental US Small-Mid* Company Index Fund

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small-Mid
Company Index Fund

Schwab Fundamental
Emerging Markets* Index Fund

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*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc.
FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* Funds

Semiannual Report
April 30, 2009

Schwab Fundamental US Large* Company Index Fund

Schwab Fundamental US Small-Mid* Company Index Fund

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small-Mid
Company Index Fund

Schwab Fundamental
Emerging Markets* Index Fund

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc.
FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

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Schwab Fundamental Index Funds

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for
the Report Period

Schwab Fundamental US Large* Company Index Fund

Investor Shares (Ticker Symbol: SFLVX)	-4.85%
Select Shares® (Ticker Symbol: SFLSX)	-4.81%
Institutional Shares (Ticker Symbol: SFLNX)	-4.83%
Benchmark: FTSE RAFI US 1000 Index®	-4.76%
Fund Category: Morningstar Large-Cap Value	-9.07%

Performance Details	pages 6-7

Schwab Fundamental US Small-Mid* Company Index Fund

Investor Shares (Ticker Symbol: SFSVX)	-0.67%
Select Shares® (Ticker Symbol: SFSSX)	-0.48%
Institutional Shares (Ticker Symbol: SFSNX)	-0.49%
Benchmark: FTSE RAFI US Mid Small 1500 Index®	-1.05%
Fund Category: Morningstar Small-Cap Blend	-5.44%

Performance Details	pages 8-9

Schwab Fundamental International* Large Company Index Fund

Investor Shares (Ticker Symbol: SFNVX)[1]	-0.16%
Select Shares® (Ticker Symbol: SFNSX)[1,2]	0.03%
Institutional Shares (Ticker Symbol: SFNNX)[1]	-0.02%
Benchmark: FTSE RAFI Developed ex US 1000 Index®	2.62%
Fund Category: Morningstar Foreign Large-Cap Blend	-3.30%

Performance Details	pages 10-11

Schwab Fundamental International* Small-Mid Company Index Fund

Investor Shares (Ticker Symbol: SFIVX)[1]	7.86%
Select Shares® (Ticker Symbol: SFSMX)[1]	7.96%
Institutional Shares (Ticker Symbol: SFILX)[1]	7.85%
Benchmark: FTSE RAFI Developed ex US Mid Small 1500 Index	11.99%
Fund Category: Morningstar Foreign Small/Mid Growth	3.44%

Performance Details	pages 12-13

Schwab Fundamental Emerging Markets* Index Fund

Investor Shares (Ticker Symbol: SFEMX)[1]	17.79%
Select Shares® (Ticker Symbol: SFESX)[1]	17.89%
Institutional Shares (Ticker Symbol: SFENX)[1]	17.82%
Benchmark: FTSE RAFI Emerging Index®	21.02%
Fund Category: Morningstar Diversified Emerging Markets	12.10%

Performance Details	pages 14-15

Minimum Initial Investment[3]

Investor Shares	$ 100
Select Shares	$ 100
Institutional Shares	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of Research Affiliates LLC (“RA”). The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

[2]	Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the semiannual report.

[3]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Fundamental Index Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months brought little respite from the effects of the economic recession. Eroding equity prices and financial instability continue to weigh on the minds of investors both personally and professionally; losses have been tough to bear, and achieving a sense of individual financial well-being has been a frustrating task.

Despite these difficulties it is important to keep planning for the future, and even if short-term and long-term financial goals have changed we must still aim to achieve them.

With this in mind, we’ve made a number of improvements to the Schwab Funds family of mutual funds making investing cheaper and easier for our clients. I am pleased to report that on May 5, 2009, we lowered expenses on Schwab Equity Index Funds and announced that we are simplifying share classes for Schwab equity and bond funds. Each Schwab equity and bond fund offers one low fund expense to investors regardless of how much they invest, starting at a low $100 minimum investment. Our goal is to make investing easier for our clients and the advisors who serve them−at a very low cost.

These enhancements are intended to help our clients continue to invest no matter what the market conditions may be. We hope that each and every client feels more comfortable planning for a financially secure future knowing that we are constantly working to make investing easier and more affordable.

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Fundamental Index Funds 3

The Investment Environment

Investment conditions in the U.S. financial marketplace remained tenuous as volatility and economic recession weighed on investors’ decision making, but improved during the last few months of the reporting period. The first four months of the period were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount a swift recovery. The last two months of the period were more bullish, helping to reduce earlier losses and, in some cases, pulling sectors and indices into positive territory. In the U.S., fixed income markets generally outperformed equities for the period as a whole, although yields on short-term Treasuries and other government-backed debt remained low.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and consumer confidence continued to reflect broad-based economic difficulty. GDP—the output of goods and services produced by labor and property located in the United States—contracted -6.3% in the fourth quarter of 2008 and -6.1% in the first quarter of 2009, according to advanced estimates. The first-quarter decline in GDP was primarily due to negative contributions from exports, private inventory investment, and equipment and software, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November 2008 to 8.9% in April of 2009. Consumer confidence improved in the last two months of the period, rising slightly in March to 26.9, and then to 39.2 in April. The increase was primarily driven by a more optimistic short-term economic outlook. Despite this improvement, consumer confidence remains relatively low.

When looking at the S&P 500 Index, which is usually seen as a bellwether for financial markets, returns were negative overall, but some sectors showed signs of improving. For the six-month period ending April 30, 2009, the S&P 500 Index returned -8.53%. By comparison, the Russell 1000 Index returned -7.39%. In the S&P 500, Financials declined the most, returning -29.13%, followed by Industrials and Energy, which returned -12.56% and -10.30%, respectively. Relatively better performing sectors were Information Technology and Consumer Discretionary, which returned 5.61% and 4.07%, respectively. In general, small and mid-sized corporations in the S&P 500 outperformed their larger counterparts. From a broad-market standpoint, growth stocks generally outperformed value, with the Russell 1000 Growth Index returning -1.52%, while the Russell 1000 Value Index returned -13.27%. Internationally, the MSCI EAFE Index (Gross) returned -2.35%, while the MSCI Emerging Markets Index (Net) returned 17.38%.

On the fixed income side, markets continued to be shaken by turmoil surrounding major financial and financial insurance corporations, but generally outperformed equity markets during the period. The Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital General Muni Bond Index returned 8.20%. TIPS and GNMA securities were also strong, with the Barclays Capital GNMA Index up 8.03% and the Barclays Capital U.S. TIPS Index up 9.46%. Short-term Treasury securities were also positive, but yields remained low as investors continued to see Treasuries as a safe haven. The Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-8.53%	S&P 500® Index: measures U.S. large-cap stocks

-8.40%	Russell 2000® Index: measures U.S. small-cap stocks

-2.35%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.74%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Fundamental Index Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

Schwab Fundamental Index Funds 5

Schwab Fundamental US Large* Company
Index Fund

Schwab Fundamental US Large Company Index Fund Investor Shares returned -4.85% during the period, compared to the benchmark FTSE RAFI US 1000 Index, which returned -4.76%. The FTSE RAFI US 1000 Index includes the largest listed companies incorporated in the United States ranked by fundamental value. Unlike the fund, the index does not bear operational and transactional costs.

From a total return standpoint, losses in the fund were primarily the result of declines in Financials, Industrials, and Consumer Staples; Financials, down the most, returned -30.37%, while Industrials and Consumer Staples returned -11.16% and -7.38%, respectively. Consumer Discretionary, up 16.02%, and Information Technology, up 6.20%, acted to offset. In terms of market capitalization, small- and mid-cap stocks in the fund generally outperformed large-cap stocks. Better performing stocks in the fund included Ford Motor Corp., Goldman Sachs, and Morgan Stanley. Stocks detracting from performance were led by Citigroup, Inc., Bank of America Corp. and Wells Fargo.

As of 04/30/09:
 Style Assessment1

 Statistics

Number of Holdings	981
Weighted Average Market

Cap ($ x 1,000,000)	$44,323

Price/Earnings Ratio (P/E)	-2.1

Price/Book Ratio (P/B)	1.2

Portfolio Turnover Rate[2]	31%

 Sector Weightings % of Investments

Financials	25.8%

Consumer Discretionary	15.4%

Industrials	11.8%

Information Technology	10.4%

Energy	8.7%

Consumer Staples	8.1%

Health Care	7.5%

Materials	4.7%

Utilities	3.9%

Telecommunication Services	3.3%

Other	0.4%

Total	100.0%

 Top Holdings % Net Assets3

Bank of America Corp.	3.7%

Citigroup, Inc.	2.8%

General Electric Co.	2.7%

Exxon Mobil Corp.	2.2%

Ford Motor Co.	1.9%

JPMorgan Chase & Co.	1.8%

AT&T, Inc.	1.4%

Microsoft Corp.	1.4%

Chevron Corp.	1.3%

Wells Fargo & Co.	1.3%

Total	20.5%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Fundamental Index Funds

 Schwab Fundamental US Large* Company Index Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	Since Inception

Investor Shares (4/2/07)	-4.85%	-35.16%	-20.59%
Select Shares (4/2/07)	-4.81%	-35.10%	-20.48%
Institutional Shares (4/2/07)	-4.83%	-34.98%	-20.36%
Benchmark: FTSE RAFI US 1000 Index®	-4.76%	-35.10%	-20.34%
Fund Category: Morningstar Large-Cap Value	-9.07%	-36.27%	-21.46%

Fund Expense Ratios3: Investor Shares: Net 0.59%; Gross 0.67% / Select Shares: Net 0.44%; Gross 0.52% /
             Institutional Shares: Net 0.35%; Gross 0.52%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Fundamental Index Funds 7

Schwab Fundamental US Small-Mid* Company
Index Fund

Schwab Fundamental US Small-Mid Company Index Fund Investor Shares returned -0.67% during the period, compared to the benchmark FTSE RAFI US Mid Small 1500 Index, which returned 1.05%. The FTSE RAFI US Mid Small 1500 Index is composed of small and medium-sized companies incorporated in the United States ranked by fundamental value. Unlike the fund, the index does not include operational and transactional costs.

From a total return standpoint, losses in the fund were primarily the result of declines in Financials, Energy, and Industrials; Financials, down the most, returned -15.54%, while Energy and Industrials returned -15.37% and -4.70%, respectively. Although the Energy sector declined more on average than the Industrial sector, the impact on performance was similar because the fund’s allocation to Industrials is almost three times that of Energy. Consumer Discretionary, up 17.95%, and Information Technology, up 9.19%, acted to offset. In terms of market capitalization, smaller stocks in the fund generally outperformed their larger counterparts. Better performing stocks in the fund included Ruby Tuesday, Valassis Communications and Palm, Inc. Securities detracting from performance were led by Headwaters, Inc., AHR, and Unify.

As of 04/30/09:
 Style Assessment1

 Statistics

Number of Holdings	1,358
Weighted Average Market

Cap ($ x 1,000,000)	$732

Price/Earnings Ratio (P/E)	-4.0

Price/Book Ratio (P/B)	0.9

Portfolio Turnover Rate[2]	28%

 Sector Weightings % of Investments

Financials	22.8%

Consumer Discretionary	22.0%

Industrials	16.6%

Information Technology	15.5%

Health Care	6.2%

Energy	5.9%

Materials	5.5%

Consumer Staples	2.8%

Utilities	1.5%

Telecommunication Services	1.1%

Other	0.1%

Total	100.0%

 Top Holdings % Net Assets3

Ruby Tuesday, Inc.	0.6%

Valassis Communication, Inc.	0.5%

Modine Manufacturing Co.	0.4%

La-Z-Boy, Inc.	0.3%

Pacific Sunwear of California, Inc.	0.3%

Ashford Hospitality Trust	0.3%

ADC Telecommunications, Inc.	0.3%

Spherion Corp.	0.3%

United Natural Foods, Inc.	0.3%
Advance America Cash Advance

Centers, Inc.	0.3%

Total	3.6%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Fundamental Index Funds

 Schwab Fundamental US Small-Mid* Company Index Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	Since Inception

Investor Shares (4/2/07)	-0.67%	-30.84%	-19.99%
Select Shares (4/2/07)	-0.48%	-30.68%	-19.83%
Institutional Shares (4/2/07)	-0.49%	-30.65%	-19.76%
Benchmark: FTSE RAFI US Mid Small 1500 Index®	-1.05%	-29.81%	-19.20%
Fund Category: Morningstar Small-Cap Blend	-5.44%	-32.07%	-21.08%

Fund Expense Ratios3: Investor Shares: Net 0.59%; Gross 0.84% / Select Shares: Net 0.44%; Gross 0.68% /
             Institutional Shares: Net 0.35%; Gross 0.71%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Fundamental Index Funds 9

Schwab Fundamental International* Large Company Index Fund

Schwab Fundamental International Large Company Index Fund Investor Shares returned -0.16% during the period, compared to the benchmark FTSE RAFI Developed ex US 1000 Index, which returned 2.62%. The FTSE RAFI Developed ex US 1000 Index consists of the 1000 largest listed companies incorporated outside of the United States ranked by fundamental value. Unlike the fund, the index does not include operational or transactional costs.

From a total return standpoint, losses in the fund were primarily the result of declines in Financials, Industrials, and Consumer Staples; Financials, down the most, returned -30.37%, while Industrials and Consumer Staples returned -11.16% and -7.38%, respectively. Consumer Discretionary, up 16.02%, and Information Technology, up 6.20%, acted to offset. In terms of market capitalization, small- and mid-cap stocks in the fund generally outperformed large-cap stocks. Better performing securities in the fund included Barclays Capital, ING Group, and Deutsche Bank. Securities detracting from performance were led by HSBC Holdings and Volkswagen.

As of 04/30/09:
 Style Assessment1

 Country Weightings % of Investments

United Kingdom	20.9%

Japan	15.7%

France	10.5%

Germany	9.8%

Australia	6.6%

Italy	5.2%

Canada	4.9%

Switzerland	4.6%

Netherlands	4.2%

Spain	3.6%

Sweden	2.8%

Other Countries	11.2%

Total	100.0%

 Statistics

Number of Holdings	1011
Weighted Average Market

Cap ($ x 1,000,000)	$31,135

Price/Earnings Ratio (P/E)	18.8

Price/Book Ratio (P/B)	0.8

Portfolio Turnover Rate[2]	72%

 Sector Weightings % of Investments

Financials	34.7%

Consumer Discretionary	13.1%

Industrials	10.9%

Materials	9.0%

Energy	8.2%

Consumer Staples	5.8%

Telecommunication Services	5.4%

Utilities	5.3%

Information Technology	3.6%

Health Care	3.3%

Other	0.7%

Total	100.0%

 Top Holdings % Net Assets3

ING Groep N.V. CVA	2.3%

HSBC Holdings plc	1.8%

Barclays plc	1.6%

BP plc	1.5%

Royal Dutch Shell plc, Class A	1.1%

Daimler AG - Reg’d	1.1%

Vodafone Group plc	1.1%

Deutsche Bank AG - Reg’d	1.1%

Total S.A.	1.1%

Axa	1.0%

Total	13.7%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

Foreign securities can involve risks such as political and economic instability and currency risk.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Fundamental Index Funds

 Schwab Fundamental International* Large Company Index Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	Since Inception

Investor Shares (4/2/07)	-0.16%	-40.61%	-21.46%
Select Shares (4/2/07)	0.03%*	-40.46%	-21.30%
Institutional Shares (4/2/07)	-0.02%	-40.45%	-21.24%
Benchmark: FTSE RAFI Developed ex US 1000 Index®	2.62%	-39.78%	-19.79%
Fund Category: Morningstar Foreign Large-Cap Blend	-3.30%	-43.52%	-22.66%

Fund Expense Ratios3: Investor Shares: Net 0.60%; Gross 0.89%/ Select Shares: Net 0.45%; Gross 0.75% /
             Institutional Shares: Net 0.35%; Gross 0.74%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the semiannual report.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Fundamental Index Funds 11

Schwab Fundamental International* Small-Mid Company Index Fund

Schwab Fundamental International Small-Mid Company Index Fund Investor Shares returned 7.86% for the period, while the benchmark FTSE RAFI Developed ex US Mid Small 1500 Index returned 11.99%. The fund generally invests in stocks that comprise the FTSE RAFI Developed ex US Mid Small 1500 Index. The index is comprised of 1500 small and medium-sized companies domiciled in developed countries outside the United States ranked by fundamental value. Unlike the fund, the index does not include operational or transactional costs.

From a total return standpoint, losses in the fund were primarily the result of declines in Financials, Industrials, and Consumer Staples; Financials, down the most, returned -30.37%, while Industrials and Consumer Staples returned -11.16% and -7.38%, respectively. Consumer Discretionary, up 16.02%, and Information Technology, up 6.20%, acted to offset. In terms of market capitalization, small- and mid-cap stocks in the fund generally outperformed large-cap stocks. Better performing securities represented in the fund included Trelleborg, Northgate, and Pacific Brands. Securities detracting from performance were led by Okinawa Electric Power, and Nishimatsu Construction.

As of 04/30/09:
 Style Assessment1

 Country Weightings % of Investments

Japan	28.1%

United Kingdom	14.4%

Canada	7.4%

Australia	7.1%

Germany	4.1%

Switzerland	3.6%

Sweden	3.4%

France	3.1%

Netherlands	3.0%

Italy	2.7%

Hong Kong	2.6%

Other Countries	20.5%

Total	100.0%

 Statistics

Number of Holdings	1437
Weighted Average Market

Cap ($ x 1,000,000)	$1,655

Price/Earnings Ratio (P/E)	26.4

Price/Book Ratio (P/B)	0.2

Portfolio Turnover Rate[2]	63%

 Sector Weightings % of Investments

Industrials	24.4%

Financials	19.6%

Consumer Discretionary	18.0%

Materials	10.9%

Consumer Staples	8.4%

Information Technology	7.7%

Energy	4.1%

Health Care	3.1%

Utilities	1.8%

Telecommunication Services	0.8%

Other	1.2%

Total	100.0%

 Top Holdings % Net Assets3

SIG plc	0.7%

iShares MSCI EAFE Index Fund	0.6%

Trelleborg AB, B Shares	0.6%

Lundin Mining Corp.	0.4%

Northgate plc	0.4%

Oce N.V.	0.3%

Sherritt International Corp.	0.3%

Macquarie CountryWide Trust	0.3%

Grafton Group plc	0.3%

Pacific Brands Ltd.	0.3%

Total	4.2%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

Foreign securities can involve risks such as political and economic instability and currency risk.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Fundamental Index Funds

 Schwab Fundamental International* Small-Mid Company Index Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	Since Inception

Investor Shares (1/31/08)	7.86%	-36.37%	-27.54%
Select Shares (1/31/08)	7.96%	-36.27%	-27.39%
Institutional Shares (1/31/08)	7.85%	-36.23%	-27.35%
Benchmark: FTSE RAFI Developed ex US Mid Small 1500 Index®	11.99%	-34.29%	-24.61%
Fund Category: Morningstar Foreign Small/Mid Growth	3.44%	-44.99%	-35.15%

Fund Expense Ratios3: Investor Shares: Net 0.80%; Gross 4.52%/ Select Shares: Net 0.65%; Gross 4.08% /
             Institutional Shares: Net 0.57%; Gross 5.45%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/19. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Fundamental Index Funds 13

Schwab Fundamental Emerging Markets*
Index Fund

Schwab Fundamental Emerging Markets Index Fund Investor Shares returned 17.79% for the period, while the benchmark FTSE RAFI Emerging Index returned 21.02%. The fund generally invests in stocks that comprise the FTSE RAFI Emerging Index. The Index is comprised of 350 companies from emerging markets ranked by fundamental value. Unlike the fund, the index does not include operational or transactional costs.

From a total return standpoint, losses in the fund were primarily the result of declines in Financials, Industrials, and Consumer Staples; Financials, down the most, returned -30.37%, while Industrials and Consumer Staples returned -11.16% and -7.38%, respectively. Consumer Discretionary, up 16.02%, and Information Technology, up 6.20%, acted to offset. In terms of market capitalization, small- and mid-cap stocks in the fund generally outperformed large-cap stocks. Better performing securities in the fund included China Petroleum and Petro Brasileiro.

As of 04/30/09:
 Style Assessment1

 Country Weightings % of Investments

Republic of Korea	27.9%

China	19.8%

Taiwan	11.3%

Brazil	9.9%

Russia	6.1%

South Africa	5.9%

Mexico	4.7%

India	4.4%

Other Countries	10.0%

Total	100.0%

 Statistics

Number of Holdings	377
Weighted Average Market

Cap ($ x 1,000,000)	$26,236

Price/Earnings Ratio (P/E)	10.5

Price/Book Ratio (P/B)	0.7

Portfolio Turnover Rate[2]	85%

 Sector Weightings % of Investments

Energy	21.6%

Financials	19.9%

Materials	14.6%

Information Technology	10.5%

Industrials	9.9%

Telecommunication Services	8.1%

Consumer Discretionary	7.2%

Consumer Staples	3.7%

Utilities	3.1%

Other	1.4%

Total	100.0%

 Top Holdings % Net Assets3

PetroChina Co., Ltd., Class H	5.5%
China Petroleum & Chemical

Corp., Class H	3.2%

Samsung Electronics Co., Ltd.	3.1%

Gazprom ADR - Reg’d	1.8%

Bank of China Ltd., Class H	1.7%
Industrial & Commercial Bank

of China Ltd., Class H	1.7%

Banco Itau Holding Financeira S.A.	1.6%

LUKOIL ADR	1.5%

Petroleo Brasileiro S.A.	1.5%

Honam Petrochemical Corp.	1.4%

Total	23.0%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Fundamental Index Funds

 Schwab Fundamental Emerging Markets* Index Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	Since Inception

Investor Shares (1/31/08)	17.79%	-38.59%	-27.00%
Select Shares (1/31/08)	17.89%	-38.54%	-26.85%
Institutional Shares (1/31/08)	17.82%	-38.52%	-26.88%
Benchmark: FTSE RAFI Emerging Index®	21.02%	-37.29%	-25.08%
Fund Category: Morningstar Diversified Emerging Markets	12.10%	-45.92%	-34.92%

Fund Expense Ratios3: Investor Shares: Net 0.87%; Gross 3.99%/ Select Shares: Net 0.72%; Gross 3.35% /
             Institutional Shares: Net 0.63%; Gross 4.08%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/19. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

Schwab Fundamental Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning November 1, 2008 and held through April 30, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab Fundamental US Large Company Index Fund*
Investor Shares
Actual Return	0.59%	$1,000	$951.50	$2.85
Hypothetical 5% Return	0.59%	$1,000	$1,021.87	$2.96
Select Shares®
Actual Return	0.44%	$1,000	$951.90	$2.13
Hypothetical 5% Return	0.44%	$1,000	$1,022.61	$2.21
Institutional Shares
Actual Return	0.35%	$1,000	$951.70	$1.69
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76

Schwab Fundamental US Small-Mid Company Index Fund*
Investor Shares
Actual Return	0.59%	$1,000	$993.30	$2.92
Hypothetical 5% Return	0.59%	$1,000	$1,021.87	$2.96
Select Shares®
Actual Return	0.44%	$1,000	$995.20	$2.18
Hypothetical 5% Return	0.44%	$1,000	$1,022.61	$2.21
Institutional Shares
Actual Return	0.35%	$1,000	$995.10	$1.73
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76

Schwab Fundamental International Large Company Index Fund*
Investor Shares
Actual Return	0.59%	$1,000	$998.40	$2.92
Hypothetical 5% Return	0.59%	$1,000	$1,021.87	$2.96
Select Shares®
Actual Return	0.44%	$1,000	$998.60	$2.18
Hypothetical 5% Return	0.44%	$1,000	$1,022.61	$2.21
Institutional Shares
Actual Return	0.35%	$1,000	$999.80	$1.74
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76

*	Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Fundamental Index Funds

Fund Expenses (Unaudited) continued

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab Fundamental International Small-Mid Company Index Fund*
Investor Shares
Actual Return	0.80%	$1,000	$1,078.60	$4.12
Hypothetical 5% Return	0.80%	$1,000	$1,020.83	$4.01
Select Shares®
Actual Return	0.65%	$1,000	$1,079.60	$3.35
Hypothetical 5% Return	0.65%	$1,000	$1,021.57	$3.26
Institutional Shares
Actual Return	0.56%	$1,000	$1,078.50	$2.89
Hypothetical 5% Return	0.56%	$1,000	$1,022.02	$2.81

Schwab Fundamental Emerging Markets Index Fund*
Investor Shares
Actual Return	0.86%	$1,000	$1,177.90	$4.64
Hypothetical 5% Return	0.86%	$1,000	$1,020.53	$4.31
Select Shares®
Actual Return	0.71%	$1,000	$1,178.90	$3.84
Hypothetical 5% Return	0.71%	$1,000	$1,021.27	$3.56
Institutional Shares
Actual Return	0.61%	$1,000	$1,178.20	$3.29
Hypothetical 5% Return	0.61%	$1,000	$1,021.77	$3.06

*	Effective May 5, 2009, the expense limitation for all share classes have been reduced. See Financial Note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

Schwab Fundamental Index Funds 17

Schwab Fundamental US Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	4/2/07[1]–
Investor Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.44	10.73	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.16	0.05
Net realized and unrealized gains (losses)	(0.41)	(4.36)	0.68

Total from investment operations	(0.32)	(4.20)	0.73
Less distributions:
Distributions from net investment income	(0.18)	(0.08)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.18)	(0.09)	—

Net asset value at end of period	5.94	6.44	10.73

Total return (%)	(4.85)[2]	(39.46)	7.30	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.59 [3]	0.59	0.59	[3]
Gross operating expenses	0.70 [3]	0.67	0.75	[3]
Net investment income (loss)	2.80 [3]	1.96	1.45	[3]
Portfolio turnover rate	31 [2]	26	2	[2]
Net assets, end of period ($ x 1,000,000)	30	43	47

	11/1/08–	11/1/07–	4/2/07[1]–
Select Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.45	10.74	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.19	0.05
Net realized and unrealized gains (losses)	(0.41)	(4.38)	0.69

Total from investment operations	(0.32)	(4.19)	0.74
Less distributions:
Distributions from net investment income	(0.19)	(0.09)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.19)	(0.10)	—

Net asset value at end of period	5.94	6.45	10.74

Total return (%)	(4.81)[2]	(39.38)	7.40	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.44 [3]	0.44	0.44	[3]
Gross operating expenses	0.55 [3]	0.52	0.60	[3]
Net investment income (loss)	2.92 [3]	2.10	1.60	[3]
Portfolio turnover rate	31 [2]	26	2	[2]
Net assets, end of period ($ x 1,000,000)	56	67	101

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.

18 See financial notes

 Schwab Fundamental US Large Company Index Fund

Financial Highlights continued

	11/1/08–	11/1/07–	4/2/07[1]–
Institutional Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.47	10.75	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.20	0.05
Net realized and unrealized gains (losses)	(0.41)	(4.38)	0.70

Total from investment operations	(0.32)	(4.18)	0.75
Less distributions:
Distributions from net investment income	(0.20)	(0.09)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.20)	(0.10)	—

Net asset value at end of period	5.95	6.47	10.75

Total return (%)	(4.83)[2]	(39.22)	7.50	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35 [3]	0.35	0.35	[3]
Gross operating expenses	0.55 [3]	0.52	0.60	[3]
Net investment income (loss)	2.97 [3]	2.19	1.66	[3]
Portfolio turnover rate	31 [2]	26	2	[2]
Net assets, end of period ($ x 1,000,000)	276	277	345

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 19

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.2%	Common Stock	526,778	358,991
0.2%	Foreign Common Stock	460	524
0.2%	Other Investment Company	723	723
0.2%	Short-Term Investments	846	846

99.8%	Total Investments	528,807	361,084
0.2%	Other Assets and Liabilities, Net		798

100.0%	Net Assets		361,882

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 99.2% of net assets

Automobiles & Components 3.5%
Ford Motor Co. *	1,166,774	1.9	6,977
General Motors Corp.	725,810	0.4	1,394
Other Securities		1.2	4,199

		3.5	12,570

Banks 3.8%
U.S. Bancorp	87,500	0.4	1,594
Wells Fargo & Co.	229,825	1.3	4,599
Other Securities		2.1	7,754

		3.8	13,947

Capital Goods 8.6%
General Electric Co.	757,075	2.7	9,577
United Technologies Corp.	25,615	0.4	1,251
Other Securities		5.5	20,422

		8.6	31,250

Commercial & Professional Supplies 0.8%
Other Securities		0.8	2,738

Consumer Durables & Apparel 2.0%
Other Securities		2.0	7,210

Consumer Services 1.5%
Other Securities		1.5	5,578

Diversified Financials 13.4%
American Express Co.	69,425	0.5	1,751
Bank of America Corp.	1,493,860	3.7	13,340
Citigroup, Inc.	3,373,835	2.8	10,290
Invesco Ltd.	260,000	1.1	3,827
JPMorgan Chase & Co.	199,042	1.8	6,568
Morgan Stanley	74,735	0.5	1,767
The Charles Schwab Corp. (b)	16,315	0.1	302
The Goldman Sachs Group, Inc.	18,911	0.7	2,430
Other Securities		2.2	8,107

		13.4	48,382

Energy 8.7%
Chevron Corp.	72,655	1.3	4,803
ConocoPhillips	83,310	1.0	3,416
Exxon Mobil Corp.	116,670	2.2	7,778
Marathon Oil Corp.	41,090	0.3	1,220
Other Securities		3.9	14,240

		8.7	31,457

Food & Staples Retailing 2.7%
Wal-Mart Stores, Inc.	78,325	1.1	3,947
Other Securities		1.6	5,927

		2.7	9,874

Food, Beverage & Tobacco 4.0%
Altria Group, Inc.	143,680	0.7	2,346
Kraft Foods, Inc., Class A	52,092	0.3	1,219
PepsiCo, Inc.	24,230	0.3	1,206
The Coca-Cola Co.	33,665	0.4	1,449
Other Securities		2.3	8,186

		4.0	14,406

Health Care Equipment & Services 3.7%
WellPoint, Inc. *	31,670	0.4	1,354
Other Securities		3.3	12,136

		3.7	13,490

Household & Personal Products 1.3%
The Procter & Gamble Co.	57,895	0.8	2,862

20 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Other Securities		0.5	1,969

		1.3	4,831

Insurance 6.5%
American International Group, Inc.	1,689,600	0.6	2,332
Berkshire Hathaway, Inc., Class A *	28	0.7	2,632
Berkshire Hathaway, Inc., Class B *	390	0.3	1,195
MetLife, Inc.	57,905	0.5	1,723
Prudential Financial, Inc.	47,640	0.4	1,376
The Hartford Financial Services Group, Inc.	131,310	0.4	1,506
Other Securities		3.6	12,799

		6.5	23,563

Materials 4.7%
Alcoa, Inc.	134,905	0.3	1,224
E.I. du Pont de Nemours & Co.	43,045	0.3	1,201
The Dow Chemical Co.	154,900	0.7	2,478
Other Securities		3.4	12,179

		4.7	17,082

Media 3.7%
Comcast Corp., Class A	79,540	0.4	1,230
The Walt Disney Co.	64,150	0.4	1,405
Time Warner, Inc.	78,188	0.5	1,707
Other Securities		2.4	8,993

		3.7	13,335

Pharmaceuticals, Biotechnology & Life Sciences 3.7%
Johnson & Johnson	42,095	0.6	2,204
Merck & Co., Inc.	62,815	0.4	1,523
Pfizer, Inc.	253,420	0.9	3,386
Other Securities		1.8	6,388

		3.7	13,501

Real Estate 1.9%
Other Securities		1.9	6,845

Retailing 4.7%
Target Corp.	32,795	0.4	1,353
The Home Depot, Inc.	69,696	0.5	1,834
Other Securities		3.8	13,708

		4.7	16,895

Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	148,110	0.7	2,337
Other Securities		0.9	3,359

		1.6	5,696

Software & Services 3.7%
Microsoft Corp.	242,315	1.4	4,909
Other Securities		2.3	8,488

		3.7	13,397

Technology Hardware & Equipment 5.1%
Cisco Systems, Inc. *	96,465	0.5	1,864
Hewlett-Packard Co.	62,475	0.6	2,248
International Business Machines Corp.	22,395	0.7	2,311
Other Securities		3.3	11,877

		5.1	18,300

Telecommunication Services 3.3%
AT&T, Inc.	192,085	1.4	4,921
Sprint Nextel Corp. *	313,000	0.4	1,365
Verizon Communications, Inc.	121,430	1.0	3,684
Other Securities		0.5	1,961

		3.3	11,931

Transportation 2.4%
United Parcel Service, Inc., Class B	25,980	0.4	1,360
Other Securities		2.0	7,207

		2.4	8,567

Utilities 3.9%
Other Securities		3.9	14,146

Total Common Stock (Cost $526,778)			358,991

Foreign Common Stock 0.2% of net assets

Bermuda 0.1%
Other Securities		0.1	427

Luxembourg 0.1%
Other Securities		0.1	97

Total Foreign Common Stock (Cost $460)			524

Other Investment Company 0.2% of net assets
Other Securities		0.2	723

Total Other Investment Company (Cost $723)			723

See financial notes 21

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings (Unaudited) continued

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
Other Securities		0.2	846

Total Short-Term Investments (Cost $846)			846

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $542,954 and the unrealized appreciation and depreciation were $7,624 and ($189,494), respectively, with a net depreciation of ($181,870).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(b)	Issuer is affiliated with the fund’s adviser
REIT — Real Estate Investment Trust

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	50	2,175	47

22 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $528,807)		$361,084
Receivables:
Investments sold		2,401
Dividends		398
Fund shares sold		345
Due from brokers for futures		2
Foreign tax reclaims		2
Interest		1
Prepaid expense	+	1

Total assets		364,234

Liabilities
Payables:
Investments bought		2,022
Investment adviser and administrator fees		6
Transfer agent and shareholder services fees		1
Fund shares redeemed		297
Trustees’ fees		1
Accrued expenses	+	25

Total liabilities		2,352

Net Assets
Total assets		364,234
Total liabilities	−	2,352

Net assets		$361,882
Net Assets by Source
Capital received from investors		644,067
Net investment income not yet distributed		2,810
Net realized capital losses		(117,319)
Net unrealized capital losses		(167,676)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$30,347		5,110		$5.94
Select Shares	$56,027		9,428		$5.94
Institutional Shares	$275,508		46,304		$5.95

See financial notes 23

 Schwab Fundamental US Large Company Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (including $2 from affiliated issuer and net of foreign withholding tax of $1)		$5,527
Interest	+	12

Total Investment Income		5,539

Net Realized Gains and Losses
Net realized losses on unaffiliated issuers		(61,119)
Net realized losses on affiliated issuers		(32)
Net realized losses on futures contracts	+	(957)

Net realized losses		(62,108)

Net Unrealized Gains and Losses
Net unrealized gains on investments		32,661
Net unrealized losses on affiliated issuers		(30)
Net unrealized losses on futures contracts	+	(15)

Net unrealized gains		32,616

Expenses
Investment adviser and administrator fees		498
Transfer agent and shareholder service fees:
Investor Shares		42
Select Shares		27
Institutional Shares		123
FTSE RAFI Index fees		112
Registration fees		34
Portfolio accounting fees		27
Professional fees		25
Shareholder reports		21
Custodian fees		10
Trustees’ fees		6
Interest expense		4
Other expenses	+	4

Total expenses		933
Expense reduction by adviser and Schwab	−	285

Net expenses		648

Increase (Decrease) in Net Assets from Operations
Total investment income		5,539
Net expenses	−	648

Net investment income		4,891
Net realized losses		(62,108)
Net unrealized gains	+	32,616

Decrease in net assets from operations		($24,601)

24 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	11/01/07-10/31/08
Net investment income		$4,891	$11,283
Net realized losses		(62,108)	(55,426)
Net unrealized gains (losses)	+	32,616	(206,556)

Decrease in net assets from operations		(24,601)	(250,699)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		1,139	352
Select Shares		1,941	824
Institutional Shares	+	8,172	3,041

Total distributions from net investment income		11,252	4,217

Distributions from net realized gains
Investor Shares		—	42
Select Shares		—	90
Institutional Shares	+	—	317

Total distributions from net realized gains		—	449

Total distributions		$11,252	$4,666

Transactions in Fund Shares

		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,859	$10,282	4,835	$42,547
Select Shares		2,066	11,173	8,415	76,537
Institutional Shares	+	22,797	125,434	34,654	315,247

Total shares sold		26,722	$146,889	47,904	$434,331

Shares Reinvested
Investor Shares		166	$961	35	$350
Select Shares		284	1,637	80	813
Institutional Shares	+	848	4,901	214	2,174

Total shares reinvested		1,298	$7,499	329	$3,337

Shares Redeemed
Investor Shares		(3,591)	($19,342)	(2,588)	($22,633)
Select Shares		(3,330)	(17,917)	(7,513)	(66,082)
Institutional Shares	+	(20,179)	(106,652)	(24,136)	(199,856)

Total shares redeemed		(27,100)	($143,911)	(34,237)	($288,571)

Net transactions in fund shares		920	$10,477	13,996	$149,097

Shares Outstanding and Net Assets
		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,922	$387,258	45,926	$493,526
Total increase or decrease	+	920	(25,376)	13,996	(106,268)

End of period		60,842	$361,882	59,922	$387,258

Net investment income not yet distributed			$2,810		$9,171

See financial notes 25

Schwab Fundamental US Small-Mid Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	4/2/07[1]–
Investor Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.28	10.34	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.04
Net realized and unrealized gains (losses)	(0.11)	(4.09)	0.30

Total from investment operations	(0.05)	(4.00)	0.34
Less distributions:
Distributions from net investment income	(0.05)	(0.05)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.05)	(0.06)	—

Net asset value at end of period	6.18	6.28	10.34

Total return (%)	(0.67)[2]	(38.88)	3.40	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.59 [3]	0.59	0.59	[3]
Gross operating expenses	0.78 [3]	0.84	1.00	[3]
Net investment income (loss)	1.67 [3]	1.08	1.08	[3]
Portfolio turnover rate	28 [2]	37	4	[2]
Net assets, end of period ($ x 1,000,000)	19	24	25

	11/1/08–	11/1/07–	4/2/07[1]–
Select Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.29	10.35	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.04
Net realized and unrealized gains (losses)	(0.09)	(4.09)	0.31

Total from investment operations	(0.04)	(3.99)	0.35
Less distributions:
Distributions from net investment income	(0.06)	(0.06)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.06)	(0.07)	—

Net asset value at end of period	6.19	6.29	10.35

Total return (%)	(0.48)[2]	(38.79)	3.50	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.44 [3]	0.44	0.44	[3]
Gross operating expenses	0.63 [3]	0.68	0.85	[3]
Net investment income (loss)	1.85 [3]	1.21	1.20	[3]
Portfolio turnover rate	28 [2]	37	4	[2]
Net assets, end of period ($ x 1,000,000)	20	21	28

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.

26 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Financial Highlights continued

	11/1/08–	11/1/07–	4/2/07[1]–
Institutional Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.30	10.36	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.05	0.05
Net realized and unrealized gains (losses)	(0.10)	(4.04)	0.31

Total from investment operations	(0.04)	(3.99)	0.36
Less distributions:
Distributions from net investment income	(0.07)	(0.06)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.07)	(0.07)	—

Net asset value at end of period	6.19	6.30	10.36

Total return (%)	(0.49)[2]	(38.73)	3.60	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35 [3]	0.35	0.35	[3]
Gross operating expenses	0.64 [3]	0.71	0.89	[3]
Net investment income (loss)	1.95 [3]	1.44	1.36	[3]
Portfolio turnover rate	28 [2]	37	4	[2]
Net assets, end of period ($ x 1,000,000)	147	131	33

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 27

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.7%	Common Stock	210,253	181,038
2.2%	Foreign Common Stock	5,030	4,060
—%	Preferred Stock	42	29
—%	Rights	3	1
0.1%	Short-Term Investment	205	205

100.0%	Total Investments	215,533	185,333
0.0%	Other Assets and Liabilities, Net		49

100.0%	Net Assets		185,382

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 97.7% of net assets

Automobiles & Components 1.3%
Modine Manufacturing Co.	193,515	0.4	739
Other Securities		0.9	1,674

		1.3	2,413

Banks 8.2%
Citizens Republic Bancorp, Inc. *	295,700	0.3	497
United Bankshares, Inc.	15,595	0.2	405
Other Securities		7.7	14,256

		8.2	15,158

Capital Goods 8.7%
NACCO Industries, Inc., Class A	9,700	0.2	371
Other Securities		8.5	15,833

		8.7	16,204

Commercial & Professional Supplies 4.7%
Acco Brands Corp. *	197,770	0.2	413
EnergySolutions, Inc.	36,300	0.1	352
Spherion Corp. *	149,790	0.3	538
Other Securities		4.1	7,447

		4.7	8,750

Consumer Durables & Apparel 4.9%
American Greetings Corp., Class A	57,600	0.2	452
Brookfield Homes Corp.	70,400	0.2	370
La-Z-Boy, Inc.	225,100	0.3	599
Polaris Industries, Inc.	11,800	0.2	395
Other Securities		4.0	7,278

		4.9	9,094

Consumer Services 6.1%
Cracker Barrel Old Country Store, Inc.	12,120	0.2	395
DineEquity, Inc.	12,590	0.2	403
Isle of Capri Casinos, Inc. *	43,375	0.3	466
Ruby Tuesday, Inc. *	136,170	0.6	1,046
Other Securities		4.8	8,936

		6.1	11,246

Diversified Financials 4.3%
Advance America Cash Advance Centers, Inc.	126,015	0.3	504
Eaton Vance Corp.	14,065	0.2	385
MCG Capital Corp.	255,405	0.2	450
Other Securities		3.6	6,586

		4.3	7,925

Energy 5.6%
Global Industries Ltd. *	58,405	0.2	378
Other Securities		5.4	9,926

		5.6	10,304

Food & Staples Retailing 0.8%
United Natural Foods, Inc. *	22,155	0.3	505
Other Securities		0.5	989

		0.8	1,494

Food, Beverage & Tobacco 1.4%
Other Securities		1.4	2,652

Health Care Equipment & Services 4.6%
Other Securities		4.6	8,540

Household & Personal Products 0.6%
Other Securities		0.6	1,006

28 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Insurance 2.7%
National Financial Partners Corp.	69,225	0.3	489
Other Securities		2.4	4,530

		2.7	5,019

Materials 5.5%
Century Aluminum Co. *	115,015	0.2	465
Ferro Corp.	143,530	0.2	398
Rock-Tenn Co., Class A	10,915	0.2	412
Other Securities		4.9	8,869

		5.5	10,144

Media 2.4%
John Wiley & Sons, Inc., Class A	11,015	0.2	373
Mediacom Communications Corp., Class A *	62,340	0.2	355
Valassis Communications, Inc. *	171,985	0.5	889
Other Securities		1.5	2,869

		2.4	4,486

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Other Securities		1.5	2,817

Real Estate 7.0%
Arbor Realty Trust, Inc.	155,700	0.2	437
Ashford Hospitality Trust	192,045	0.3	580
DiamondRock Hospitality Co.	59,075	0.2	383
FelCor Lodging Trust, Inc.	244,050	0.3	483
Forest City Enterprises, Inc., Class A	42,760	0.2	360
LaSalle Hotel Properties	29,340	0.2	351
National Retail Properties, Inc.	21,805	0.2	387
Pennsylvania Real Estate Investment Trust	61,000	0.3	473
Sunstone Hotel Investors, Inc.	86,155	0.2	456
Other Securities		4.9	8,998

		7.0	12,908

Retailing 7.1%
Brown Shoe Co., Inc.	61,462	0.2	395
MarineMax, Inc. *	97,800	0.2	445
Pacific Sunwear of California, Inc. *	143,450	0.3	581
Stein Mart, Inc. *	83,095	0.2	363
The Dress Barn, Inc. *	25,175	0.2	381
The Finish Line, Inc., Class A	44,452	0.2	378
Tuesday Morning Corp. *	139,430	0.2	475
Other Securities		5.6	10,185

		7.1	13,203

Semiconductors & Semiconductor Equipment 3.4%
Cree, Inc. *	12,995	0.2	356
ON Semiconductor Corp. *	71,174	0.2	386
RF Micro Devices, Inc. *	199,065	0.2	420
Other Securities		2.8	5,197

		3.4	6,359

Software & Services 5.6%
EarthLink, Inc. *	50,075	0.2	380
Other Securities		5.4	9,986

		5.6	10,366

Technology Hardware & Equipment 6.1%
ADC Telecommunications, Inc. *	73,600	0.3	542
Technitrol, Inc.	97,590	0.2	397
Other Securities		5.6	10,293

		6.1	11,232

Telecommunication Services 1.1%
Other Securities		1.1	2,088

Transportation 2.6%
Other Securities		2.6	4,787

Utilities 1.5%
Other Securities		1.5	2,843

Total Common Stock (Cost $210,253)			181,038

Foreign Common Stock 2.2% of net assets

Bahamas 0.1%
Other Securities		0.1	171

Bermuda 1.3%
Assured Guaranty Ltd.	36,565	0.2	353
Other Securities		1.1	2,020

		1.3	2,373

British Virgin Islands 0.1%
Other Securities		0.1	102

Canada 0.0%
Other Securities		0.0	66

Cayman Islands 0.1%
Other Securities		0.1	144

See financial notes 29

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings (Unaudited) continued

Greece 0.0%
Other Securities		0.0	32

Liberia 0.2%
Other Securities		0.2	348

Netherlands 0.1%
Other Securities		0.1	120

Netherlands Antilles 0.0%
Other Securities		0.0	66

Panama 0.2%
Other Securities		0.2	440

Singapore 0.1%
Other Securities		0.1	198

Total Foreign Common Stock (Cost $5,030)			4,060

Preferred Stock 0.0% of net assets

Health Care Equipment & Services 0.0%
Other Securities		0.0	29

Total Preferred Stock (Cost $42)			29

Rights 0.0% of net assets

Capital Goods 0.0%
Other Securities		0.0	1

Total Rights (Cost $3)			1

Security	% of Net	Value
Rate, Maturity Date	Assets	($ x 1,000)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	205

Total Short-Term Investment
(Cost $205)			205

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $217,306, and the unrealized appreciation and depreciation were $14,041 and ($46,014), respectively, with a net depreciation of ($31,973).

*	Non-income producing security.
(a)	Fair-valued by Management. Please see complete schedule of investments.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets. Please see complete schedule of investments.

30 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $215,533)		$185,333
Receivables:
Investments sold		4
Fund shares sold		473
Dividends	+	116

Total assets		185,926

Liabilities
Payables:
Investment adviser and administrator fees		1
Fund shares redeemed		297
Payable to custodian		230
Accrued expenses	+	16

Total liabilities		544

Net Assets
Total assets		185,926
Total liabilities	−	544

Net assets		$185,382
Net Assets by Source
Capital received from investors		236,853
Net investment income not yet distributed		740
Net realized capital losses		(22,011)
Net unrealized capital losses		(30,200)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$18,579		3,006		$6.18
Select Shares	$20,106		3,250		$6.19
Institutional Shares	$146,697		23,706		$6.19

See financial notes 31

 Schwab Fundamental US Small-Mid Company Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $1)		$1,618
Interest	+	9

Total investment income		1,627

Net Realized Gains and Losses
Net realized losses on investments		(17,102)
Net realized gains on futures contracts	+	403

Net realized losses		(16,699)

Net Unrealized Gains and Losses
Net unrealized gains on investments		16,412
Net unrealized losses on futures contracts	+	(212)

Net unrealized gains		16,200

Expenses
Investment adviser and administrator fees		226
Transfer agent and shareholder service fees:
Investor Shares		23
Select Shares		9
Institutional Shares		58
FTSE RAFI Index fees		51
Registration fees		27
Shareholder reports		27
Portfolio accounting fees		26
Professional fees		24
Custodian fees		13
Trustees’ fees		4
Interest expense		1
Other expenses	+	3

Total expenses		492
Expense reduction by adviser and Schwab	−	206

Net expenses		286

Increase (Decrease) in Net Assets from Operations
Total investment income		1,627
Net expenses	−	286

Net investment income		1,341
Net realized losses		(16,699)
Net unrealized gains	+	16,200

Increase in net assets from operations		$842

32 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	11/01/07-10/31/08
Net investment income		$1,341	$1,428
Net realized losses		(16,699)	(5,388)
Net unrealized gains (losses)	+	16,200	(46,629)

Increase (Decrease) in net assets from operations		842	(50,589)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		190	128
Select Shares		200	189
Institutional Shares	+	1,400	206

Total distributions from net investment income		1,790	523

Distributions from net realized gains
Investor Shares		—	22
Select Shares		—	28
Institutional Shares	+	—	29

Total distributions from net realized gains		—	79

Total distributions		$1,790	$602

Transactions in Fund Shares

		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		815	$4,372	2,817	$24,591
Select Shares		990	5,210	3,446	30,642
Institutional Shares	+	9,729	49,666	21,311	152,362

Total shares sold		11,534	$59,248	27,574	$207,595

Shares Reinvested
Investor Shares		27	$151	14	$130
Select Shares		28	155	19	187
Institutional Shares	+	64	351	20	188

Total shares reinvested		119	$657	53	$505

Shares Redeemed
Investor Shares		(1,615)	($8,019)	(1,491)	($12,873)
Select Shares		(1,091)	(5,480)	(2,838)	(24,773)
Institutional Shares	+	(6,904)	(35,786)	(3,721)	(29,895)

Total shares redeemed		(9,610)	($49,285)	(8,050)	($67,541)

Net transactions in fund shares		2,043	$10,620	19,577	$140,559

Shares Outstanding and Net Assets
		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,919	$175,710	8,342	$86,342
Total increase	+	2,043	9,672	19,577	89,368

End of period		29,962	$185,382	27,919	$175,710

Net investment income not yet distributed			$740		$1,189

See financial notes 33

Schwab Fundamental International Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	4/2/07[1]–
Investor Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	5.99	11.37	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.22	0.08
Net realized and unrealized gains (losses)	(0.09)	(5.50)	1.29

Total from investment operations	(0.02)	(5.28)	1.37
Less distributions:
Distributions from net investment income	(0.28)	(0.08)	—
Distributions from net realized gains	—	(0.02)	—

Total distributions	(0.28)	(0.10)	—

Net asset value at end of period	5.69	5.99	11.37

Total return (%)	(0.16)[2]	(46.80)	13.70	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.59 [3]	0.60 [4]	0.59	[3]
Gross operating expenses	0.94 [3]	0.89	1.45	[3]
Net investment income (loss)	2.93 [3]	3.06	2.16	[3]
Portfolio turnover rate	72 [2]	74	50	[2]
Net assets, end of period ($ x 1,000,000)	24	24	27

	11/1/08–	11/1/07–	4/2/07[1]–
Select Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.00	11.39	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.24	0.08
Net realized and unrealized gains (losses)	(0.10)	(5.52)	1.31

Total from investment operations	(0.02)	(5.28)	1.39
Less distributions:
Distributions from net investment income	(0.29)	(0.09)	—
Distributions from net realized gains	—	(0.02)	—

Total distributions	(0.29)	(0.11)	—

Net asset value at end of period	5.69	6.00	11.39

Total return (%)	(0.14)[2]	(46.76)	13.90	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.44 [3]	0.45 [5]	0.44	[3]
Gross operating expenses	0.79 [3]	0.75	1.33	[3]
Net investment income (loss)	3.08 [3]	3.16	2.16	[3]
Portfolio turnover rate	72 [2]	74	50	[2]
Net assets, end of period ($ x 1,000,000)	29	30	37

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.59%, if interest expenses had not been included.
5 The ratio of net operating expenses would have been 0.44%, if interest expenses had not been included.

34 See financial notes

 Schwab Fundamental International Large Company Index Fund

Financial Highlights continued

	11/1/08–	11/1/07–	4/2/07[1]–
Institutional Shares	4/30/09*	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.01	11.40	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.28	0.08
Net realized and unrealized gains (losses)	(0.14)	(5.56)	1.32

Total from investment operations	(0.02)	(5.28)	1.40
Less distributions:
Distributions from net investment income	(0.29)	(0.09)	—
Distributions from net realized gains	—	(0.02)	—

Total distributions	(0.29)	(0.11)	—

Net asset value at end of period	5.70	6.01	11.40

Total return (%)	(0.02)[2]	(46.70)	14.00	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35 [3]	0.35	0.36	[3,4]
Gross operating expenses	0.79 [3]	0.74	1.28	[3]
Net investment income (loss)	3.17 [3]	3.41	2.30	[3]
Portfolio turnover rate	72 [2]	74	50	[2]
Net assets, end of period ($ x 1,000,000)	131	145	166

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.35%, if interest expenses had not been included.

See financial notes 35

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.1%	Common Stock	252,216	180,561
0.1%	Other Investment Company	75	83
0.5%	Preferred Stock	1,722	905
—%	Rights	31	32
0.7%	Short-Term Investment	1,337	1,337

99.4%	Total Investments	255,381	182,918
0.6%	Other Assets and Liabilities, Net		1,179

100.0%	Net Assets		184,097

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 98.1% of net assets

Australia 6.5%
BHP Billiton Ltd.	46,712	0.6	1,128
Macquarie Communications Infrastructure Group	443,904	0.4	724
Other Securities		5.5	10,147

		6.5	11,999

Austria 0.6%
Other Securities		0.6	1,032

Belgium 1.6%
Fortis	422,614	0.6	1,039
Other Securities		1.0	1,878

		1.6	2,917

Bermuda 0.3%
Other Securities		0.3	612

Canada 4.8%
Royal Bank of Canada	21,222	0.4	752
Other Securities		4.4	8,153

		4.8	8,905

Cayman Islands 0.1%
Other Securities		0.1	188

Denmark 0.7%
Other Securities		0.7	1,271

Finland 1.4%
Nokia Oyj	59,574	0.5	846
Other Securities		0.9	1,631

		1.4	2,477

France 10.5%
Axa *	110,608	1.0	1,858
BNP Paribas	30,782	0.9	1,620
France Telecom S.A.	39,414	0.5	875
Renault S.A.	26,160	0.5	839
Sanofi-Aventis	12,737	0.4	738
Societe Generale	18,914	0.5	967
Total S.A.	38,759	1.1	1,939
Other Securities		5.6	10,391

		10.5	19,227

Germany 9.3%
Allianz SE - Reg’d	16,381	0.8	1,512
BASF SE *	21,182	0.4	799
Daimler AG - Reg’d	57,450	1.1	2,060
Deutsche Bank AG - Reg’d	36,534	1.1	1,949
Deutsche Telekom AG - Reg’d.	82,968	0.6	1,003
E.ON AG	41,405	0.8	1,400
Siemens AG - Reg’d	13,944	0.5	937
Other Securities		4.0	7,496

		9.3	17,156

Greece 0.6%
Other Securities		0.6	1,145

Hong Kong 1.6%
Other Securities		1.6	2,924

Ireland 1.1%
Other Securities		1.1	2,013

Israel 0.2%
Other Securities		0.2	383

36 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Italy 5.1%
Assicurazioni Generali S.p.A.	35,309	0.4	718
Enel S.p.A.	133,629	0.4	724
Eni S.p.A.	57,930	0.7	1,243
Intesa Sanpaolo S.p.A. *	272,223	0.5	867
UniCredit S.p.A. *	745,636	1.0	1,815
Other Securities		2.1	4,025

		5.1	9,392

Japan 15.6%
Mitsubishi UFJ Financial Group, Inc.	135,734	0.4	740
Toyota Motor Corp.	43,600	0.9	1,726
Other Securities		14.3	26,266

		15.6	28,732

Luxembourg 0.4%
Other Securities		0.4	670

Netherlands 4.2%
ING Groep N.V. CVA	463,834	2.3	4,228
Other Securities		1.9	3,534

		4.2	7,762

New Zealand 0.1%
Other Securities		0.1	175

Norway 0.8%
Other Securities		0.8	1,509

Portugal 0.3%
Other Securities		0.3	600

Republic of Korea 0.0%
Other Securities		0.0	40

Singapore 0.6%
Other Securities		0.6	1,098

Spain 3.6%
Banco Bilbao Vizcaya Argentaria S.A.	87,367	0.5	947
Banco Santander S.A.	162,465	0.8	1,563
Telefonica S.A.	45,817	0.5	868
Other Securities		1.8	3,187

		3.6	6,565

Sweden 2.8%
Nordea Bank AB	101,135	0.4	752
Other Securities		2.4	4,405

		2.8	5,157

Switzerland 4.5%
Credit Suisse Group AG - Reg’d	29,767	0.6	1,163
Nestle S.A. - Reg’d	29,759	0.5	970
Novartis AG - Reg’d	22,028	0.5	834
Swiss Re - Reg’d	30,267	0.4	718
UBS AG - Reg’d *	81,866	0.6	1,124
Zurich Financial Services AG - Reg’d	4,127	0.4	767
Other Securities		1.5	2,784

		4.5	8,360

United Kingdom 20.8%
Aviva plc	158,633	0.4	731
Barclays plc	711,012	1.6	2,887
BHP Billiton plc	53,199	0.6	1,104
BP plc	401,219	1.5	2,835
GlaxoSmithKline plc	61,701	0.5	950
HSBC Holdings plc	458,178	1.8	3,258
Lloyds TSB Group plc	535,789	0.5	869
Rio Tinto plc	19,407	0.4	789
Royal Bank of Scotland Group plc *	2,019,851	0.7	1,233
Royal Dutch Shell plc, Class B	69,503	0.9	1,573
Royal Dutch Shell plc, Class A	90,750	1.1	2,089
Vodafone Group plc	1,092,208	1.1	2,008
Other Securities		9.7	17,891

		20.8	38,217

United States 0.0%
Other Securities		0.0	35

Total Common Stock (Cost $252,216)			180,561

Other Investment Company 0.1% of net assets

Australia 0.1%
Australian Infrastructure Fund	75,431	0.1	83

Total Other Investment Company (Cost $75)			83

Preferred Stock 0.5% of net assets

Germany 0.4%
Other Securities		0.4	757

Italy 0.1%
Other Securities		0.1	148

Total Preferred Stock (Cost $1,722)			905

See financial notes 37

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Rights 0.0% of net assets
Other Securities		0.0	32

Total Rights (Cost $31)			32

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.7% of net assets
Citibank, New York Time Deposit
0.03% , 05/01/09	1,337	0.7	1,337

Total Short-Term Investment (Cost $1,337)			1,337

End of Investments.

(All dollar amounts are x 1,000)

At 4/30/09 the tax basis cost of the fund’s investments was $279,954 and the unrealized appreciation and depreciation were $0 and ($97,036), respectively, with a net unrealized depreciation of ($97,036).

At 4/30/09, the values of certain foreign securities held by the fund aggregating $166,428 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by Management. Please see complete schedule of holdings.
(b)	Illiquid Security. At the period end, the value of these amounted to $3 or 0.0% of net assets. Please see complete schedule of holdings.
CVA — Dutch Certificate
Reg’d — Registered

38 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $255,381)		$182,918
Foreign currency, at value (cost $56)		56
Receivables:
Investments sold		1,333
Dividends		835
Fund shares sold		615
Foreign tax reclaims		190
Prepaid expenses	+	16

Total assets		185,963

Liabilities
Payables:
Investments bought		1,607
Transfer agent and shareholder services fees		1
Trustee fees		1
Fund shares redeemed	+	257

Total liabilities		1,866

Net Assets
Total assets		185,963
Total liabilities	−	1,866

Net assets		$184,097
Net Assets by Source
Capital received from investors		344,808
Net investment income not yet distributed		2,051
Net realized capital losses		(90,295)
Net unrealized capital losses		(72,467)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$23,537		4,136		$5.69
Select Shares	$29,126		5,115		$5.69
Institutional Shares	$131,434		23,061		$5.70

See financial notes 39

 Schwab Fundamental International Large Company Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $285)		$3,162

Net Realized Gains and Losses
Net realized losses on investments		(72,135)
Net realized losses on foreign currency transactions	+	(36)

Net realized losses		(72,171)

Net Unrealized Gains and Losses
Net unrealized gains on investments		63,718
Net unrealized losses on foreign currency translations	+	(5)

Net unrealized gains		63,713

Expenses
Investment adviser and administrator fees		269
Transfer agent and shareholder service fees:
Investor Shares		27
Select Shares		13
Institutional Shares		65
Custodian fees		157
FTSE RAFI Index fee		62
Portfolio accounting fees		40
Registration fees		33
Professional fees		26
Shareholder reports		16
Trustees’ fees		5
Interest expense		4
Other expenses	+	8

Total expenses		725
Expense reduction by adviser and Schwab	−	369

Net expenses		356

Increase (Decrease) in Net Assets from Operations
Total investment income		3,162
Net expenses	−	356

Net investment income		2,806
Net realized losses		(72,171)
Net unrealized gains	+	63,713

Decrease in net assets from operations		($5,652)

40 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	11/01/07-10/31/08
Net investment income		$2,806	$9,059
Net realized losses		(72,171)	(18,302)
Net unrealized gains (losses)	+	63,713	(152,100)

Decrease in net assets from operations		(5,652)	(161,343)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		1,142	212
Select Shares		1,437	306
Institutional Shares	+	6,459	1,625

Total distributions from net investment income		9,038	2,143

Distributions from net realized gains
Investor Shares		—	63
Select Shares		—	83
Institutional Shares	+	—	418

Total distributions from net realized gains		—	564

Total distributions		$9,038	$2,707

Transactions in Fund Shares

		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		899	$4,816	3,192	$29,638
Select Shares		1,305	6,951	4,064	36,332
Institutional Shares	+	12,616	67,855	19,960	189,615

Total shares sold		14,820	$79,622	27,216	$255,585

Shares Reinvested
Investor Shares		173	$943	22	$239
Select Shares		223	1,213	31	330
Institutional Shares	+	886	4,817	147	1,572

Total shares reinvested		1,282	$6,973	200	$2,141

Shares Redeemed
Investor Shares		(985)	($5,059)	(1,553)	($13,870)
Select Shares		(1,372)	(7,046)	(2,365)	(20,654)
Institutional Shares	+	(14,566)	(74,656)	(10,511)	(89,716)

Total shares redeemed		(16,923)	($86,761)	(14,429)	($124,240)

Net transactions in fund shares		(821)	($166)	12,987	$133,486

Shares Outstanding and Net Assets
		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,133	$198,953	20,146	$229,517
Total increase or decrease	+	(821)	(14,856)	12,987	(30,564)

End of period		32,312	$184,097	33,133	$198,953

Net investment income not yet distributed			$2,051		$8,283

See financial notes 41

Schwab Fundamental International Small-Mid Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–		1/31/08[1]–
Investor Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	6.20		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	[2]	0.20	[2]
Net realized and unrealized gains (losses)	0.41		(4.00)

Total from investment operations	0.47		(3.80)
Less distributions:
Distributions from net investment income	(0.26)		—

Net asset value at end of period	6.41		6.20

Total return (%)	(7.86)[3]		(38.00)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.80	[4,5]	0.79	[4]
Gross operating expenses	4.08	[4]	4.51	[4]
Net investment income (loss)	2.27	[4]	2.91	[4]
Portfolio turnover rate	63	[3]	132	[3]
Net assets, end of period ($ x 1,000,000)	5		4

	11/1/08–		1/31/08[1]–
Select Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	6.21		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	[2]	0.21	[2]
Net realized and unrealized gains (losses)	0.43		(4.00)

Total from investment operations	0.47		(3.79)
Less distributions:
Distributions from net investment income	(0.26)		—

Net asset value at end of period	6.42		6.21

Total return (%)	(7.96)[3]		(37.90)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.65	[4,6]	0.64	[4]
Gross operating expenses	3.95	[4]	4.07	[4]
Net investment income (loss)	2.54	[4]	3.07	[4]
Portfolio turnover rate	63	[3]	132	[3]
Net assets, end of period ($ x 1,000,000)	7		5

* Unaudited.

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 0.79% for the period end, if interest expenses had not been included.
6 The ratio of net operating expenses would have been 0.64% for the period end, if interest expenses had not been included.

42 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Financial Highlights continued

	11/1/08–		1/31/08[1]–
Institutional Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	6.22		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	[2]	0.27	[2]
Net realized and unrealized gains (losses)	0.37		(4.05)

Total from investment operations	0.45		(3.78)
Less distributions:
Distributions from net investment income	(0.25)		—

Net asset value at end of period	6.42		6.22

Total return (%)	(7.85)[3]		(37.80)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.56	[4,5]	0.56	[4,5]
Gross operating expenses	3.99	[4]	5.44	[4]
Net investment income (loss)	2.63	[4]	3.55	[4]
Portfolio turnover rate	63	[3]	132	[3]
Net assets, end of period ($ x 1,000,000)	5		3

* Unaudited.

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 0.55% for the period end, if interest expenses had not been included.

See financial notes 43

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.3%	Common Stock	20,069	16,266
0.7%	Other Investment Companies	105	113
0.4%	Preferred Stock	94	69
0.3%	Rights	5	46
—%	Warrants	—	—
0.4%	Short-Term Investment	75	75

99.1%	Total Investments	20,348	16,569
0.9%	Other Assets and Liabilities, Net		144

100.0%	Net Assets		16,713

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Common Stock 97.3% of net assets

Australia 7.1%
Alesco Corp., Ltd.	11,052	0.2	32
Alumina Ltd.	30,362	0.2	39
ASX Ltd.	1,484	0.2	35
Australand Property Group	95,882	0.2	31
AWB Ltd.	33,212	0.2	32
CSR Ltd.	34,989	0.2	34
ING Industrial Fund	336,063	0.3	41
Macquarie CountryWide Trust	235,375	0.3	54
Macquarie Office Trust	256,802	0.2	36
Pacific Brands Ltd.	99,605	0.3	50
Other Securities		4.8	797

		7.1	1,181

Austria 1.0%
Atrium European Real Estate Ltd. *	9,393	0.2	37
Other Securities		0.8	129

		1.0	166

Belgium 1.3%
Other Securities		1.3	221

Bermuda 1.6%
Other Securities		1.6	270

British Virgin Islands 0.0%
Other Securities		0.0	3

Canada 7.3%
Cameco Corp.	1,906	0.3	44
Fortis, Inc.	1,603	0.2	30
Lundin Mining Corp. *	41,030	0.4	75
Methanex Corp.	3,517	0.2	40
Sherritt International Corp.	12,759	0.3	55
Uranium One, Inc. *	15,000	0.3	41
Other Securities		5.6	935

		7.3	1,220

Cayman Islands 1.4%
Other Securities		1.4	227

China 0.1%
Other Securities		0.1	22

Cyprus 0.1%
Other Securities		0.1	14

Denmark 1.5%
Jyske Bank A/S - Reg’d *	1,199	0.2	31
Other Securities		1.3	217

		1.5	248

Finland 1.4%
Other Securities		1.4	239

France 3.1%
Other Securities		3.1	520

Germany 3.6%
Premiere AG *	17,581	0.3	43
Other Securities		3.3	563

		3.6	606

Gibraltar 0.1%
Other Securities		0.1	15

44 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

Greece 1.1%
Other Securities		1.1	181

Hong Kong 2.6%
Other Securities		2.6	433

Ireland 1.3%
DCC plc	1,636	0.2	30
Grafton Group plc *	14,232	0.3	50
Other Securities		0.8	141

		1.3	221

Israel 0.9%
Other Securities		0.9	155

Italy 2.7%
Other Securities		2.7	450

Japan 27.8%
CSK Holdings Corp. *	8,000	0.3	42
MEIJI Holdings Co., Ltd. *	1,500	0.3	46
Trend Micro, Inc.	1,000	0.2	30
Other Securities		27.0	4,529

		27.8	4,647

Liechtenstein 0.1%
Other Securities		0.1	18

Luxembourg 0.2%
Other Securities		0.2	35

Mauritius 0.1%
Other Securities		0.1	21

Netherlands 3.0%
Oce N.V.	8,779	0.3	56
Other Securities		2.7	439

		3.0	495

New Zealand 0.6%
Other Securities		0.6	108

Norway 1.4%
Other Securities		1.4	234

Portugal 0.7%
Other Securities		0.7	111

Singapore 2.0%
Other Securities		2.0	327

Spain 2.1%
Other Securities		2.1	359

Sweden 3.1%
Eniro AB	20,015	0.3	44
Modern Times Group MTG AB, B Shares	1,422	0.2	38
Ratos AB, B Shares	1,752	0.2	30
Trelleborg AB, B Shares *	24,731	0.6	101
Other Securities		1.8	313

		3.1	526

Switzerland 3.6%
OC Oerlikon Corp. AG - Reg’d *	580	0.2	33
Other Securities		3.4	568

		3.6	601

United Kingdom 14.3%
BBA Aviation plc	22,787	0.2	35
Bellway plc	3,150	0.2	33
Close Brothers Group plc	3,581	0.2	33
Cookson Group plc	138,015	0.2	39
Debenhams plc	26,845	0.2	36
Derwent London plc	2,577	0.2	32
Electrocomponents plc	15,711	0.2	37
Hays plc	29,082	0.2	39
IMI plc	6,460	0.2	34
Informa plc	6,847	0.2	30
Intermediate Capital Group plc	5,785	0.2	41
Johnston Press plc *	168,758	0.2	30
Laird plc	14,037	0.2	32
Meggitt plc	13,870	0.2	37
Northgate plc	28,276	0.4	61
Pennon Group plc	5,242	0.2	34
SIG plc	46,073	0.7	108
Other Securities		10.2	1,692

		14.3	2,383

United States 0.1%
Other Securities		0.1	9

Total Common Stock (Cost $20,069)			16,266

Other Investment Companies 0.7% of net assets

Canada 0.1%
Other Securities		0.1	8

See financial notes 45

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings (Unaudited) continued

Security and Number		% of Net	Value
of Shares		Assets	($ x 1,000)

United States 0.6%
iShares MSCI EAFE Index Fund	2,500	0.6	105

Total Other Investment Companies (Cost $105)			113

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	69

Total Preferred Stock (Cost $94)			69

Rights 0.3% of net assets

Denmark 0.0%
Other Securities		0.0	2

Spain 0.0%
Other Securities		0.0	—

Sweden 0.3%
Trelleborg AB *	16,612	0.3	44

Total Rights (Cost $5)			46

Warrants 0.0% of net assets

Bermuda 0.0%
Other Securities		0.0	—

Hong Kong 0.0%
Other Securities		0.0	—

Total Warrants (Cost $—)			—

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.4% of net assets

Commercial Paper & Other Corporate Obligations 0.4%
Citibank, New York Time Deposit
0.03%, 05/01/09	75,171	0.4	75

Total Short-Term Investment (Cost $75)			75

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $20,872, and the unrealized appreciation and depreciation were $423 and ($4,726), respectively, with a net unrealized depreciation of ($4,303).

At 04/30/09, the values of certain foreign securities held by the fund aggregating $14,924, were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by Management. Please see complete schedule of holdings.
(b)	Illiquid Security. At the period end, the value of these amounted to $37 or 0.2% of net assets. Please see complete schedule of holdings.
CVA — Dutch Certificate
Reg’d — Registered
REIT — Real Estate Investment Trust

46 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $20,348)		$16,569
Foreign currency, at value (cost $5)		5
Receivables:
Investments sold		258
Dividends		95
Fund shares sold		36
Foreign tax reclaims		7
Due from investment adviser		5
Prepaid expenses	+	71

Total assets		17,046

Liabilities
Payables:
Investments bought		319
Transfer agent and shareholder services fees		2
Fund shares redeemed	+	12

Total liabilities		333

Net Assets
Total assets		17,046
Total liabilities	−	333

Net assets		$16,713
Net Assets by Source
Capital received from investors		23,654
Net investment income not yet distributed		133
Net realized capital losses		(3,295)
Net unrealized capital losses		(3,779)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$5,137		801		$6.41
Select Shares	$6,953		1,082		$6.42	*
Institutional Shares	$4,623		720		$6.42

*	Due to rounding, net assets divided by shares outstanding does not equal the net asset value per share.

See financial notes 47

 Schwab Fundamental International Small-Mid Company Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $22)		$212

Net Realized Gains and Losses
Net realized losses on investments		(2,458)
Net realized gains on foreign currency transactions	+	54

Net realized losses		(2,404)

Net Unrealized Gains and Losses
Net unrealized gains on investments		3,380

Expenses
Investment adviser and administrator fees		27
Transfer agent and shareholder service fees:
Investor Shares		5
Select Shares		3
Institutional Shares		2
Custodian fees		149
Portfolio accounting fees		41
Professional fees		25
FTSE RAFI Index fee		8
Trustees’ fees		4
Shareholder reports		3
Registration fees		1
Other expenses	+	2

Total expenses		270
Expense reduction by adviser and Schwab	−	225

Net expenses		45

Increase (Decrease) in Net Assets from Operations
Total investment income		212
Net expenses	−	45

Net investment income		167
Net realized losses		(2,404)
Net unrealized gains	+	3,380

Increase in net assets from operations		$1,143

48 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	1/31/08*-10/31/08
Net investment income		$167	$484
Net realized losses		(2,404)	(883)
Net unrealized gains (losses)	+	3,380	(7,159)

Increase (Decrease) in net assets from operations		1,143	(7,558)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		194	—
Select Shares		207	—
Institutional Shares	+	125	—

Total distributions from net investment income		$526	$-

Transactions in Fund Shares

		11/01/08-04/30/09		1/31/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		275	$1,601	891	$8,225
Select Shares		492	2,879	1,650	14,954
Institutional Shares	+	404	2,410	1,941	18,373

Total shares sold		1,171	$6,890	4,482	$41,552

Shares Reinvested
Investor Shares		28	$166	—	$-
Select Shares		21	121	—	—
Institutional Shares	+	14	81	—	—

Total shares reinvested		63	$368	—	$-

Shares Redeemed
Investor Shares		(212)	($1,225)	(181)	($1,593)
Select Shares		(293)	(1,672)	(788)	(5,864)
Institutional Shares	+	(187)	(1,066)	(1,452)	(13,736)

Total shares redeemed		(692)	($3,963)	(2,421)	($21,193)

Net transactions in fund shares		542	$3,295	2,061	$20,359

Shares Outstanding and Net Assets
		11/01/08-04/30/09		1/31/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,061	$12,801	—	$-
Total increase	+	542	3,912	2,061	12,801

End of period		2,603	$16,713	2,061	$12,801

Net investment income not yet distributed			$133		$492

*	Commencement of operations.

See financial notes 49

Schwab Fundamental Emerging Markets Index Fund

Financial Statements

Financial Highlights

	11/1/08–		1/31/08[1]–
Investor Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.73		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.11
Net realized and unrealized gains (losses)	0.97		(4.38)

Total from investment operations	0.99		(4.27)
Less distributions:
Distributions from net investment income	(0.14)		—

Net asset value at end of period	6.58		5.73

Total return (%)	17.79	[2]	(42.70)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.86	[3,4]	0.85	[3,4]
Gross operating expenses	2.18	[3]	3.97	[3]
Net investment income (loss)	0.96	[3]	2.65	[3]
Portfolio turnover rate	85	[2]	159	[2]
Net assets, end of period ($ x 1,000,000)	9		7

	11/1/08–		1/31/08[1]–
Select Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.74		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.14
Net realized and unrealized gains (losses)	0.96		(4.40)

Total from investment operations	1.00		(4.26)
Less distributions:
Distributions from net investment income	(0.15)		—

Net asset value at end of period	6.59		5.74

Total return (%)	17.89	[2]	(42.60)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.71	[3,5]	0.70	[3,5]
Gross operating expenses	2.02	[3]	3.33	[3]
Net investment income (loss)	1.11	[3]	2.87	[3]
Portfolio turnover rate	85	[2]	159	[2]
Net assets, end of period ($ x 1,000,000)	10		7

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.84% for the period end, if interest expenses had not been included.
5 The ratio of net operating expenses would have been 0.69% for the period end, if interest expenses had not been included.

50 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Financial Highlights continued

	11/1/08–		1/31/08[1]–
Institutional Shares	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.74		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.16
Net realized and unrealized gains (losses)	0.96		(4.42)

Total from investment operations	0.99		(4.26)
Less distributions:
Distributions from net investment income	(0.15)		—

Net asset value at end of period	6.58		5.74

Total return (%)	17.82	[2]	(42.60)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.61	[3,4]	0.61	[3,4]
Gross operating expenses	1.93	[3]	4.06	[3]
Net investment income (loss)	1.30	[3]	2.31	[3]
Portfolio turnover rate	85	[2]	159	[2]
Net assets, end of period ($ x 1,000,000)	29		6

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.60% for the period end, if interest expenses had not been included.

See financial notes 51

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

90.6%	Common Stock	39,370	43,298
7.3%	Preferred Stock	3,310	3,475
—%	Rights	—	—
0.8%	Other Investment Company	356	373
0.6%	Short-Term Investments	278	278

99.3%	Total Investments	43,314	47,424
0.7%	Other Assets and Liabilities, Net		351

100.0%	Net Assets		47,775

		% of Net	Value
Security and Number of Shares		Assets	($ x 1,000)

Common Stock 90.6% of net assets

Argentina 0.1%
Other Securities		0.1	45

Brazil 2.6%
Petroleo Brasileiro S.A.	18,400	0.7	310
Other Securities		1.9	928

		2.6	1,238

Chile 0.6%
Other Securities		0.6	311

China 19.7%
Bank of China Ltd., Class H	2,231,000	1.7	827
China Life Insurance Co., Ltd., Class H	131,000	1.0	460
China Petroleum & Chemical Corp., Class H	1,990,000	3.2	1,547
China Shenhua Energy Co., Ltd., Class H *	190,500	1.1	527
Industrial & Commercial Bank of China Ltd., Class H	1,451,000	1.7	825
PetroChina Co., Ltd., Class H	2,991,000	5.5	2,607
Other Securities		5.5	2,600

		19.7	9,393

Columbia 0.1%
Other Securities		0.1	65

Czech Republic 0.5%
Other Securities		0.5	232

Hong Kong 0.1%
Other Securities		0.1	58

Hungary 0.7%
Other Securities		0.7	311

India 4.4%
Axis Bank Ltd.	18,430	0.4	208
Reliance Industries Ltd.	5,656	0.4	207
Other Securities		3.6	1,682

		4.4	2,097

Indonesia 0.9%
Other Securities		0.9	427

Luxembourg 0.2%
Other Securities		0.2	108

Malaysia 1.6%
Other Securities		1.6	766

Mexico 4.7%
America Movil S.A.B. de C.V., Series L	201,100	0.7	329
Carso Global Telecom S.A.B. de C.V., Class A1 *	70,500	0.5	253
Cemex S.A.B. de C.V. *	423,200	0.7	312
Telefonos de Mexico S.A.B. de C.V.	388,600	0.6	311
Other Securities		2.2	1,039

		4.7	2,244

Philippines 0.1%
Other Securities		0.1	72

Poland 1.1%
Other Securities		1.1	531

52 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

		% of Net	Value
Security and Number of Shares		Assets	($ x 1,000)

Republic of Korea 27.7%
Daeduck GDS Co., Ltd.	41,980	0.5	228
Daekyo Co., Ltd.	56,410	0.6	276
Honam Petrochemical Corp.	11,464	1.4	685
Hynix Semiconductor, Inc. *	21,740	0.5	244
Hyundai Motor Co.	10,380	1.2	555
Korea Electric Power Corp. *	15,120	0.7	327
KP Chemical Corp. *	57,210	0.7	313
KT Corp.	7,760	0.5	226
LG Corp.	8,008	0.7	354
LG Electronics, Inc.	4,579	0.8	378
Lotte Chilsung Beverage Co., Ltd.	887	1.2	574
ON*Media Corp. *	185,640	0.9	415
POSCO	2,042	1.3	630
Samsung Electronics Co., Ltd.	3,244	3.1	1,498
Shinhan Financial Group Co., Ltd. *	16,590	0.9	410
SK Holdings Co., Ltd.	6,612	1.3	612
SK Telecom Co., Ltd.	1,424	0.4	203
Other Securities		11.0	5,287

		27.7	13,215

Russia 6.1%
Gazprom ADR - Reg’d	49,477	1.8	868
LUKOIL ADR	16,167	1.5	710
Sberbank GDR - Reg’d	1,907	0.6	260
Surgutneftegaz ADR *	40,242	0.6	283
Other Securities		1.6	783

		6.1	2,904

South Africa 5.8%
Impala Platinum Holdings Ltd.	11,958	0.5	229
Sasol	7,839	0.5	236
Standard Bank Group Ltd.	28,397	0.6	275
Other Securities		4.2	2,039

		5.8	2,779

Taiwan 11.2%
Cathay Financial Holding Co., Ltd.	193,850	0.5	217
China Steel Corp.	379,200	0.6	293
Formosa Chemicals & Fibre Corp.	167,000	0.6	265
Formosa Petrochemical Corp.	161,000	0.8	375
Hon Hai Precision Industry Co., Ltd.	128,950	0.8	372
Nan Ya Plastics Corp.	220,000	0.6	291
Taiwan Semiconductor Manufacturing Co., Ltd.	243,169	0.9	411
Other Securities		6.4	3,134

		11.2	5,358

Thailand 1.0%
Other Securities		1.0	479

Turkey 1.3%
Other Securities		1.3	620

United Kingdom 0.1%
Other Securities		0.1	45

Total Common Stock (Cost $39,370)			43,298

Preferred Stock 7.3% of net assets

Brazil 7.2%
Banco Bradesco S.A.	42,100	1.1	521
Banco Itau Holding Financeira S.A.	53,850	1.6	748
Companhia Vale do Rio Doce, Class A	22,700	0.7	316
Petroleo Brasileiro S.A.	53,500	1.5	722
Other Securities		2.3	1,140

		7.2	3,447

Columbia 0.1%
Other Securities		0.1	28

Total Preferred Stock (Cost $3,310)			3,475

Rights 0.0% of net assets
Other Securities		0.0	—

Total Right (Cost $—)			—

Other Investment Company 0.8% of net assets
iShares MSCI Emerging Markets Index Fund	13,000	0.8	373

Total Other Investment Company (Cost $356)			373

See financial notes 53

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.6% of net assets
Citibank New York, Time Deposit 0.03% , 05/01/09		0.5	229
Other Securities		0.1	49

Total Short-Term Investments (Cost $278)		0.6	278

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $49,013, and the unrealized appreciation and depreciation were $384 and ($1,973), respectively, with a net unrealized depreciation of ($1,589).

At 04/30/09, the values of certain foreign securities held by the fund aggregating $38,816 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by Management. Please see complete schedule of holdings.
(b)	Illiquid security. At the period end, the value of these amounted to $25 or 0.1% of net assets. Please see complete schedule of holdings.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Reg’d — Registered

54 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $43,314)		$47,424
Foreign currency, at value (cost $18)		19
Receivables:
Fund shares sold		194
Dividends		99
Due from investment adviser		9
Prepaid expenses	+	96

Total assets		47,841

Liabilities
Payables:
Transfer agent and shareholder services fees		8
Fund shares redeemed		13
Foreign capital gains tax expense	+	45

Total liabilities		66

Net Assets
Total assets		47,841
Total liabilities	−	66

Net assets		$47,775
Net Assets by Source
Capital received from investors		55,018
Net investment income not yet distributed		89
Net realized capital losses		(11,398)
Net unrealized capital gains		4,066

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$8,890		1,351		$6.58
Select Shares	$9,586		1,454		$6.59
Institutional Shares	$29,299		4,453		$6.58

See financial notes 55

 Schwab Fundamental Emerging Markets Index Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $26)		$284

Net Realized Gains and Losses
Net realized losses on investments		(7,635)
Net realized losses on foreign currency transactions	+	(101)

Net realized losses		(7,736)

Net Unrealized Gains and Losses
Net unrealized gains on investments		15,756
Net unrealized losses on foreign currency translations	+	(35)

Net unrealized gains		15,721

Expenses
Investment adviser and administrator fees		76
Transfer agent and shareholder service fees:
Investor Shares		9
Select Shares		4
Institutional Shares		8
Custodian fees		105
Portfolio accounting fees		38
Professional fees		25
FTSE RAFI Index fee		18
Registration fees		10
Shareholder reports		5
Trustees’ fees		3
Interest expense		2
Other expenses	+	3

Total expenses		306
Expense reduction by adviser and Schwab	−	201

Net expenses		105

Increase (Decrease) in Net Assets from Operations
Total investment income		284
Net expenses	−	105

Net investment income		179
Net realized losses		(7,736)
Net unrealized gains	+	15,721

Increase in net assets from operations		$8,164

56 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for current period are unaudited.

Operations

		11/01/08-04/30/09	1/31/08*-10/31/08
Net investment income		$179	$470
Net realized losses		(7,736)	(3,691)
Net unrealized gains (losses)	+	15,721	(11,655)

Increase (Decrease) in net assets from operations		8,164	(14,876)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		181	—
Select Shares		179	—
Institutional Shares	+	171	—

Total distributions from net investment income		$531	$-

Transactions in Fund Shares

		11/01/08-04/30/09		1/31/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		584	$3,200	1,630	$14,977
Select Shares		1,003	5,559	2,353	21,345
Institutional Shares	+	4,322	22,698	2,648	24,423

Total shares sold		5,909	$31,457	6,631	$60,745

Shares Reinvested
Investor Shares		29	$163	—	$-
Select Shares		25	136	—	—
Institutional Shares	+	18	100	—	—

Total shares reinvested		72	$399	—	$-

Shares Redeemed
Investor Shares		(468)	($2,500)	(424)	($3,187)
Select Shares		(810)	(4,254)	(1,117)	(7,286)
Institutional Shares	+	(921)	(4,904)	(1,614)	(15,452)

Total shares redeemed		(2,199)	($11,658)	(3,155)	($25,925)

Net transactions in fund shares		3,782	$20,198	3,476	$34,820

Shares Outstanding and Net Assets
		11/01/08-04/30/09		1/31/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,476	$19,944	—	$-
Total increase	+	3,782	27,831	3,476	19,944

End of period		7,258	$47,775	3,476	$19,944

Net investment income not yet distributed			$89		$441

*	Commencement of operations.

See financial notes 57

 Schwab Fundamental Index Funds

Financial Notes, unaudited

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab S&P 500 Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MartketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Monthly Income Fund-Moderate Payout
Schwab Monthly Income Fund-Enhanced Payout
Schwab Monthly Income Fund-Maximum Payout

Each fund offers three classes of shares: Investor Shares, Select Shares, and Institutional Shares. Shares of each class represent interest in the same portfolio.

Shares are bought and sold (subject to a redemption fee, see Note 8) at net asset value, or closing NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Schwab Fundamental U.S. Large Company Index Fund, Schwab Fundamental U.S. Small-Mid Company Index Fund and Schwab Fundamental International Large Company Index Fund, commenced operations on April 2, 2007. Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund commenced operations on January 31, 2008.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is

58

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

unable or unwilling to provide a price or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and Forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Currency Contract: The funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the funds’ financials. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the funds could sustain a loss.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction

 59

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly, A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to / from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

60

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(k) New Accounting Standards:

The Funds adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective November 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2009:

	Fundamental US Large Company Index Fund		Fundamental US Small-Mid Company Index Fund		Fundamental International Large Company Index Fund
		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments*	in Securities	Instruments**	in Securities	Instruments**

Level 1	$360,238	$47	$185,128	$—	$15,139	$—
Level 2	846	—	205	—	167,766	—
Level 3	—	—	—	—	13	—

Total	$361,084	$47	$185,333	$—	$182,918	$—

	Fundamental International Small-Mid Company Index Fund		Fundamental Emerging Market Index Fund
		Other		Other
	Investments	Financial	Investments	Instruments
Valuation Inputs	in Securities	Instruments**	in Securities	Financial**

Level 1	$1,494	$—	$8,305	$—
Level 2	14,999	—	39,094	—
Level 3	76	—	25	—

Total	$16,569	$—	$47,424	$—

*	Other Financial Instruments are future or forward contracts which are not included in Portfolio Holdings and are valued at the unrealized appreciation or depreciation.
**	The funds had no Other Financial Instruments.

 61

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investment in Securities
		Fundamental
	Fundamental	International	Fundamental
	International	Small-Mid	Emerging
	Large Company	Company	Markets
Valuation Inputs	Index Fund	Index Fund	Index Fund

Balance as of 10/31/08	$122	$36	$63
Accrued discount/premiums	—	—	—
Realized gain (loss)	(16)	(66)	—
Change in unrealized appreciation (depreciation)	6	28	(38)
Net purchase (sales)	(35)	(34)	—
Transfer in and/or out of Level 3	(64)	44	—
Balance as of 04/30/09	$13	$76	$25

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying statement of operations. Net unrealized gains (losses) relate to those financial instruments held by the Fund at April 30, 2009.

In April 2009, the FASB issued FASB Staff Position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP No. 157-4 on the funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the funds’ financial statement disclosures.

3. Risk factors:

Investing in the funds may involve certain risks, as described in the Funds’ prospectus, including, but not limited to those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

The funds invest in companies within the U.S. stock market and outside the U.S. stock market, as measured by the respective Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or U.S. securities, for instance — the funds performance also will lag those investments. In addition, because of the funds expenses, the funds performance may be below that of the Index.

At times the segment of the equity markets represented by the Index may underperform other market segments. A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the

62

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

3. Risk factors (continued):

economy. Because of the way the Index is composed, the Index may perform differently or worse than an equity index that is based solely on market capitalization.

Historically, small and mid company stocks have been riskier than large company stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Smaller companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

A fund’s investments in securities of foreign companies involve certain risks than are greater than those associated with investments in securities of U.S. companies. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4.	Affiliates and Affiliated Transactions:
(All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

				Fundamental
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
Average daily net assets	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s transfer agent and shareholder services agent.

 63

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%
Institutional Shares	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with each fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through February 27, 2011, except for the Fundamental International Small-Mid Company Index Fund and the Fundamental Emerging Market Fund which are limited through February 27, 2019, as follows:

				Fundamental
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Investor Shares	0.59%	0.59%	0.59%	0.79%	0.84%
Select Shares	0.44%	0.44%	0.44%	0.64%	0.69%
Institutional Shares	0.35%	0.35%	0.35%	0.55%	0.60%

Effective May 5, 2009, CSIM and Schwab have agreed to limit the net operating expenses, excluding interest, taxes and certain non-routine expenses for so long as CSIM serves as the adviser, as follows:

				Fundamental
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Investor Shares	0.35%	0.35%	0.35%	0.55%	0.60%
Select Shares	0.35%	0.35%	0.35%	0.55%	0.60%
Institutional Shares	0.35%	0.35%	0.35%	0.55%	0.60%

CSIM has entered into a license agreement with FTSE to use certain FTSE indexes and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain FTSE indexes and trademarks to the funds. Under the sub-license agreement, each fund has agreed to pay its pro rata share of licensing fees and to reimburse CSIM for its pro rata share of a one-time advance licensing payment made by CSIM to FTSE.

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index.

As of April 30, 2009, the shares owned by the Schwab Charitable Giving Trust as a percentage of the total share of the Fundamental International Large Company Index is 13.6%.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of April 30, 2009, there were no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity by the funds during the period.

64

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds covered in this report have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There were no borrowings from the line of credit by the funds during the period.

However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended April 30, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Fundamental US Large Company Index Fund	$111,627	$105,754
Fundamental US Small-Mid Company Index Fund	60,069	43,005
Fundamental International Large Company Index Fund	130,107	137,247
Fundamental International Small-Mid Company Index Fund	11,453	8,576
Fundamental Emerging Markets Index Fund	45,636	26,104

8.	Redemption Fee:
(All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(11/01/08-4/30/09)	(11/01/07-10/31/08)

Fundamental US Large Company Index Fund	$35		$24
Fundamental US Small-Mid Company Index Fund	42		9
Fundamental International Large Company Index Fund	64		17
Fundamental International Small-Mid Company Index Fund	1	1*
Fundamental Emerging Markets Index Fund	3	11*

*	For the period 1/31/08-10/31/08.

 65

 Schwab Fundamental Index Funds

Financial Notes, unaudited (continued)

9.	Federal Income Taxes:
(All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2008, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Fundamental	Fundamental	Fundamental	Fundamental	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
Expire	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

2016	48,847	4,210	10,522	463	147

As of October 31, 2008, the funds had no capital losses utilized or capital losses deferred.

As of October 31, 2008, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and State purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2008, the funds did not incur any interest or penalties.

66

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of April 30, 2009, the Fund Complex included 83 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

 67

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

68

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Capital Trust since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 69

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

70

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2008 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR37675-02

Semiannual report dated April 30, 2009 enclosed.

Schwab MarketTrack Portfolios ®

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

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document faster via email.

Save paper. Sign up for electronic delivery
at www.schwab.com/edelivery.

This wrapper is not part of the shareholder report.

Schwab MarketTrack Portfolios ®

Semiannual Report
April 30, 2009

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

This page is intentionally left blank.

Four portfolios that combine the power of
indexing with the benefits of asset allocation.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab MarketTrack All Equity Portfoliotm (Ticker Symbol: SWEGX)	-7.39%

Benchmark: All Equity Composite Index	-5.66%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 6-7

Schwab MarketTrack Growth Portfoliotm

Investor Shares (Ticker Symbol: SWHGX)	-4.64%
P Shares (Ticker Symbol: SWPGX)	-4.60%
Benchmark: Growth Composite Index	-3.31%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 8-9

Schwab MarketTrack Balanced Portfoliotm (Ticker Symbol: SWBGX)	-2.37%

Benchmark: Balanced Composite Index	-0.49%
Fund Category: Morningstar Moderate Allocation	-1.19%

Performance Details	pages 10-11

Schwab MarketTrack Conservative Portfoliotm

Investor Shares (Ticker Symbol: SWCGX)*	0.09%
P Shares (Ticker Symbol: SWCPX)	0.14%
Benchmark: Conservative Composite Index	2.23%
Fund Category: Morningstar Conservative Allocation	1.23%

Performance Details	pages 12-13

Minimum Initial Investment[1]

Investor Shares	$ 100
P Shares	$100,000

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Portfolio expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The All Equity Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Growth Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Balanced Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Conservative Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

Source for category information: Morningstar, Inc.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the semiannual report.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab MarketTrack Portfolios

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months brought little respite from the effects of the economic recession. Eroding equity prices and financial instability continue to weigh on the minds of investors both personally and professionally; losses have been tough to bear, and achieving a sense of individual financial well-being has been a frustrating task.

Despite these difficulties it is important to keep planning for the future, and even if short-term and long-term financial goals have changed we must still aim to achieve them.

With this in mind, we’ve made a number of improvements to the Schwab Funds family of mutual funds making investing cheaper and easier for our clients. I am pleased to report that on May 5, 2009, we lowered expenses on Schwab Equity Index Funds and announced that we are simplifying share classes for Schwab equity and bond funds. Each Schwab equity and bond fund offers one low fund expense to investors regardless of how much they invest, starting at a low $100 minimum investment. Our goal is to make investing easier for our clients and the advisors who serve them−at a very low cost.

These enhancements are intended to help our clients continue to invest no matter what the market conditions may be. We hope that each and every client feels more comfortable planning for a financially secure future knowing that we are constantly working to make investing easier and more affordable.

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab MarketTrack Portfolios 3

The Investment Environment

Investment conditions in the U.S. financial marketplace remained tenuous as volatility and economic recession weighed on investors’ decision making, but improved during the last few months of the reporting period. The first four months of the period were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount a swift recovery. The last two months of the period were more bullish, helping to reduce earlier losses and, in some cases, pulling sectors and indices into positive territory. In the U.S., fixed income markets generally outperformed equities for the period as a whole, although yields on short-term Treasuries and other government-backed debt remained low.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and consumer confidence continued to reflect broad-based economic difficulty. GDP—the output of goods and services produced by labor and property located in the United States—contracted -6.3% in the fourth quarter of 2008 and -6.1% in the first quarter of 2009, according to advanced estimates. The first-quarter decline in GDP was primarily due to negative contributions from exports, private inventory investment, and equipment and software, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November 2008 to 8.9% in April of 2009. Consumer confidence improved in the last two months of the period, rising slightly in March to 26.9, and then to 39.2 in April. The increase was primarily driven by a more optimistic short-term economic outlook. Despite this improvement, consumer confidence remains relatively low.

When looking at the S&P 500 Index, which is usually seen as a bellwether for financial markets, returns were negative overall, but some sectors showed signs of improving. For the six-month period ending April 30, 2009, the S&P 500 Index returned -8.53%. By comparison, the Russell 1000 Index returned -7.39%. In the S&P 500, Financials declined the most, returning -29.13%, followed by Industrials and Energy, which returned -12.56% and -10.30%, respectively. Relatively better performing sectors were Information Technology and Consumer Discretionary, which returned 5.61% and 4.07%, respectively. In general, small and mid-sized corporations in the S&P 500 outperformed their larger counterparts. From a broad-market standpoint, growth stocks generally outperformed value, with the Russell 1000 Growth Index returning -1.52%, while the Russell 1000 Value Index returned -13.27%. Internationally, the MSCI EAFE Index (Gross) returned -2.35%, while the MSCI Emerging Markets Index (Net) returned 17.38%.

On the fixed income side, markets continued to be shaken by turmoil surrounding major financial and financial insurance corporations, but generally outperformed equity markets during the period. The Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital General Muni Bond Index returned 8.20%. TIPS and GNMA securities were also strong, with the Barclays Capital GNMA Index up 8.03% and the Barclays Capital U.S. TIPS Index up 9.46%. Short-term Treasury securities were also positive, but yields remained low as investors continued to see Treasuries as a safe haven. The Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-8.53%	S&P 500® Index: measures U.S. large-cap stocks

-8.40%	Russell 2000® Index: measures U.S. small-cap stocks

-2.35%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.74%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab MarketTrack Portfolios

Portfolio Management

Jeffrey Mortimer, CFA, Chief Investment officer, Charles Schwab Investment Management, is responsible for the overall management of the portfolios. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the portfolios. He was appointed portfolio manager in 2008. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Caroline Lee, a managing director and portfolio manager of the investment adviser, co-manages the portfolios. Prior to joining the firm in November 2005, she worked in asset management for over 4 years overseeing subadvisor relationships in the pension group of a major corporation. She has also had 3 years of previous experience in investment management at another financial services firm.

Schwab MarketTrack Portfolios 5

Schwab MarketTrack All Equity Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack All Equity Portfolio returned -7.39% during the period, compared to the benchmark All Equity Composite Index, which returned -5.66%. The portfolio focuses on long-term stock growth, while remaining close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap stocks. The portfolio’s negative return was primarily driven by domestic equities, which underperformed international equities. In general, small-cap stocks did relatively better than large-cap. In the large-cap space, the Schwab Institutional Select S&P 500 Fund returned -8.55%. In the small-cap space, the Schwab Small-Cap Index Fund Select Shares returned -6.21%. On the international equity side, the Schwab International Index Fund Select Shares returned -5.86%.

As of 04/30/09:

 Statistics

Number of Holdings	5
Weighted Average Market

Cap ($ x 1,000,000)	$42,912

Price/Earnings Ratio (P/E)	16.7

Price/Book Ratio (P/B)	1.7

Portfolio Turnover Rate[1]	6%

 Asset Class Weightings % of Investments

Large-Cap Stocks	43.2%

International Stocks	29.7%

Small-Cap Stocks	25.9%

Short-Term Investments	1.2%

Total	100.0%

 Top Holdings % Net Assets2

Schwab Institutional Select

S&P 500 Fund	43.2%
Schwab International Index

Fund, Select Shares	29.7%
Schwab Small-Cap Index Fund,

Select Shares	25.9%

Total	98.8%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab MarketTrack Portfolios

 Schwab MarketTrack All Equity Portfoliotm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	6 Months	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack All Equity Portfoliotm (5/19/98)	-7.39%	-36.88%	-1.54%	-0.81%
Benchmark: All Equity Composite Index	-5.66%	-36.94%	-1.05%	-1.00%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.75%

Portfolio Expense Ratios3: Net 0.80%; Gross 1.03%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The All Equity Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the Portfolio invests. The annualized weighted average expense ratio of the Underlying Funds was 0.30%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the portfolio’s holdings as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab MarketTrack Portfolios 7

Schwab MarketTrack Growth Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack Growth Portfolio Investor Shares returned -4.64% during the period, compared to the benchmark Growth Composite Index, which returned -3.31%. The portfolio focuses on stock investments, while including some bonds and cash investments, remaining close to the target allocations of 80% stocks, 15% bonds, and 5% cash. The portfolio’s negative return was primarily driven by U.S. equity components, while the domestic fixed income components helped to offset. In general, small-cap stocks did relatively better than large cap. In the large-cap space, the Schwab Institutional Select S&P 500 Fund returned -8.55%. In the small-cap space, the Schwab Small-Cap Index Fund Select Shares returned -6.21%. On the international equity side, the Schwab International Index Fund Select Shares returned -5.86%. In the fixed income space, the Schwab Total Bond Market Fund returned 4.07%. The Schwab Value Advantage Money Fund Institutional Shares returned 0.55%.

As of 04/30/09:

 Statistics

Number of Holdings	6
Weighted Average Market

Cap ($ x 1,000,000)	$44,188

Price/Earnings Ratio (P/E)	17.8

Price/Book Ratio (P/B)	1.7

Portfolio Turnover Rate[1]	19%

 Asset Class Weightings % of Investments

Large-Cap Stocks	40.0%

Small-Cap Stocks	20.9%

International Stocks	20.1%

Bonds	14.5%

Short-Term Investments	4.5%

Total	100.0%

 Top Holdings % Net Assets2

Schwab Institutional Select

S&P 500 Fund	40.0%
Schwab Small-Cap Index Fund,

Select Shares	20.9%
Schwab International Index

Fund, Select Shares	20.1%

Schwab Total Bond Market Fund	14.5%
Schwab Value Advantage Money

Fund, Institutional Shares	4.1%

Total	99.6%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab MarketTrack Portfolios

 Schwab MarketTrack Growth Portfoliotm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$100,000 Investment in P Shares1

 Average Annual Total Returns1,2

Portfolio Class and Inception Date	6 Months	1 Year	5 Years	10 Years	Since Inception

Investor Shares (11/20/95)	-4.64%	-29.79%	-0.64%	0.30%	4.36%
P Shares (4/6/06)	-4.60%	-29.67%	n/a	n/a	-8.10%
Benchmark: Growth Composite Index	-3.31%	-29.49%	0.13%	0.36%	(11/20/95) 4.83%
					(4/6/06) -7.28%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.75%	(11/20/95) 4.25%
					(4/6/06) -10.89%

Portfolio Expense Ratios3: Investor Shares: Net 0.80%; Gross 1.01% / P Shares: Net 0.65%; Gross 0.86%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The Growth Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the Portfolio invests. The annualized weighted average expense ratio of the Underlying Funds was 0.30%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the portfolio’s holdings as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab MarketTrack Portfolios 9

Schwab MarketTrack Balanced Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack Balanced Portfolio returned -2.37%, compared to the benchmark Balanced Composite Index, which returned -0.49%. The portfolio focuses on both stock and bond investments, while remaining close to the target allocations of 60% stocks, 35% bonds, and 5% cash. The portfolio’s negative return was primarily driven by U.S. equity components, while the domestic fixed income components helped to offset. In general, small-cap stocks did relatively better than large-cap. In the large-cap space, the Schwab Institutional Select S&P 500 Fund returned -8.55%. In the small-cap space, the Schwab Small-Cap Index Fund Select Shares returned -6.21%. On the international equity side, the Schwab International Index Fund Select Shares returned -5.86%. In the fixed income space, the Schwab Total Bond Market Fund returned 4.07%. The Schwab Value Advantage Money Fund Institutional Shares returned 0.55%.

As of 04/30/09:

 Statistics

Number of Holdings	6
Weighted Average Market

Cap ($ x 1,000,000)	$44,460

Price/Earnings Ratio (P/E)	18.0

Price/Book Ratio (P/B)	1.7

Portfolio Turnover Rate[1]	21%

 Asset Class Weightings % of Investments

Bonds	34.3%

Large-Cap Stocks	30.0%

Small-Cap Stocks	15.6%

International Stocks	15.5%

Short-Term Investments	4.6%

Total	100.0%

 Top Holdings % Net Assets2

Schwab Total Bond Market Fund	34.2%
Schwab Institutional Select

S&P 500 Fund	30.0%
Schwab Small-Cap Index Fund,

Select Shares	15.5%
Schwab International Index

Fund, Select Shares	15.4%
Schwab Value Advantage Money

Fund, Institutional Shares	3.4%

Total	98.5%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab MarketTrack Portfolios

 Schwab MarketTrack Balanced Portfoliotm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	6 Months	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Balanced Portfoliotm (11/20/95)	-2.37%	-23.41%	0.13%	1.35%
Benchmark: Balanced Composite Index	-0.49%	-21.92%	1.41%	1.82%
Fund Category: Morningstar Moderate Allocation	-1.19%	-25.32%	-0.44%	0.90%

Portfolio Expense Ratios3: Net 0.84%; Gross 1.06%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The Balanced Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the Portfolio invests. The annualized weighted average expense ratio of the Underlying Funds was 0.34%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 11

Schwab MarketTrack Conservative Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack Conservative Portfolio Investor Shares returned 0.09% during the period, compared to the benchmark Conservative Composite Index, which returned 2.23%. The portfolio focuses on bond investments, but also includes equity investments, remaining close to the target allocations of 55% bonds, 40% stocks, and 5% cash. The portfolio’s positive return was driven by the well performing fixed income component; negative returns in the fund’s U.S. equity components acted to offset gains. In the fixed income space, the Schwab Total Bond Market Fund returned 4.07%. The Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. On the equity side, small-cap stocks generally did better than large-cap. In the large-cap space, the Schwab Institutional Select S&P 500 Fund returned -8.55%. In the small-cap space, the Schwab Small-Cap Index Fund Select Shares returned -6.21%. On the international equity side, the Schwab International Index Fund Select Shares returned -5.86%.

As of 04/30/09:

 Statistics

Number of Holdings	7
Weighted Average Market

Cap ($ x 1,000,000)	$44,490

Price/Earnings Ratio (P/E)	18.0

Price/Book Ratio (P/B)	1.7

Portfolio Turnover Rate[1]	16%

 Asset Class Weightings % of Investments

Bonds	54.6%

Large-Cap Stocks	20.4%

International Stocks	10.3%

Small-Cap Stocks	10.3%

Short-Term Investments	4.4%

Total	100.0%

 Top Holdings % Net Assets2

Schwab Total Bond Market Fund	54.3%
Schwab Institutional Select

S&P 500 Fund	14.3%
Schwab International Index

Fund, Select Shares	10.3%
Schwab Small-Cap Index Fund,

Select Shares	10.3%
Schwab S&P 500 Index Fund,

Select Shares	6.0%
Schwab Value Advantage Money

Fund, Institutional Shares	4.3%

Total	99.5%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab MarketTrack Portfolios

 Schwab MarketTrack Conservative Portfoliotm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$100,000 Investment in P Shares1

 Average Annual Total Returns1,2

Portfolio Class and Inception Date	6 Months	1 Year	5 Years	10 Years	Since Inception

Investor Shares (11/20/95)	0.09%*	-16.59%	0.87%	2.29%	4.54%
P Shares (4/6/06)	0.14%	-16.39%	n/a	n/a	-3.12%
Benchmark: Conservative Composite Index	2.23%	-13.86%	2.61%	3.18%	(11/20/95) 5.60%
					(4/6/06) -0.74%
Fund Category: Morningstar Conservative Allocation	1.23%	-16.74%	0.79%	1.77%	(11/20/95) 4.14%
					(4/6/06) -2.86%

Portfolio Expense Ratios3: Investor Shares: Net 0.91%; Gross 1.15% / P Shares: Net 0.76%; Gross 1.00%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the semiannual report.

[1]	The Conservative Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the Portfolio invests. The annualized weighted average expense ratio of the Underlying Funds was 0.41%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning November 1, 2008 and held through April 30, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab MarketTrack All Equity Portfoliotm
Actual Return	0.50%	$1,000	$926.10	$2.39
Hypothetical 5% Return	0.50%	$1,000	$1,022.32	$2.51

Schwab MarketTrack Growth Portfoliotm
Investor Shares
Actual Return	0.50%	$1,000	$953.60	$2.42
Hypothetical 5% Return	0.50%	$1,000	$1,022.32	$2.51
P Shares
Actual Return	0.35%	$1,000	$954.00	$1.70
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76

Schwab MarketTrack Balanced Portfoliotm
Actual Return	0.50%	$1,000	$976.30	$2.45
Hypothetical 5% Return	0.50%	$1,000	$1,022.32	$2.51

Schwab MarketTrack Conservative Portfoliotm
Investor Shares
Actual Return	0.50%	$1,000	$1,000.00	$2.48
Hypothetical 5% Return	0.50%	$1,000	$1,022.32	$2.51
P Shares
Actual Return	0.35%	$1,000	$1,001.40	$1.74
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights; does not include expenses of underlying funds in which the portfolios invest.

[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

14 Schwab MarketTrack Portfolios

Schwab MarketTrack All Equity Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	9.44	15.58	13.63	11.55	10.44	9.43

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.20	0.21	0.11	0.12	0.08
Net realized and unrealized gains (losses)	(0.95)	(6.11)	2.01	2.10	1.11	1.02

Total from investment operations	(0.68)	(5.91)	2.22	2.21	1.23	1.10
Less distributions:
Distributions from net investment income	(0.23)	(0.22)	(0.27)	(0.13)	(0.12)	(0.09)
Distributions from net realized gains	(0.52)	(0.01)	—	—	—	—

Total distributions	(0.75)	(0.23)	(0.27)	(0.13)	(0.12)	(0.09)

Net asset value at end of period	8.01	9.44	15.58	13.63	11.55	10.44

Total return (%)	(7.39)[1]	(38.46)	16.55	19.31	11.81	11.75

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	0.50 [3]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[2]	0.78 [3]	0.73	0.72	0.74	0.75	0.76
Net investment income (loss)	6.67 [3]	1.46	1.24	0.89	1.07	0.83
Portfolio turnover rate	6 [1]	10	0 [4]	8	49	7
Net assets, end of period ($ x 1,000,000)	381	429	682	527	463	450

* Unaudited.

1 Not annualized.
2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
3 Annualized.
4 Less than 1%.

See financial notes 15

 Schwab MarketTrack All Equity Portfolio

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Other Investment Companies	501,277	377,055
1.2%	Short-Term Investments	4,462	4,462

100.0%	Total Investments	505,739	381,517
0.0%	Other Assets and Liabilities, Net		(63)

100.0%	Total Net Assets		381,454

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 98.8% of net assets
Schwab Institutional Select S&P 500 Fund (a)	23,830,784	164,909
Schwab International Index Fund, Select Shares (a)	9,084,070	113,460
Schwab Small-Cap Index Fund, Select Shares (a)	7,782,828	98,686

Total Other Investment Companies (Cost $501,277)		377,055

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 1.2% of net assets

Commercial Paper & Other Obligations 1.0%
Citibank, New York Time Deposit
0.03%, 05/01/09	3,909	3,909

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill
0.16%, 06/18/09 (b)	553	553

Total Short-Term Investments (Cost $4,462)		4,462

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $535,714 and the unrealized appreciation and depreciation were $0 and ($154,197) respectively, with net unrealized depreciation of ($154,197).

(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at
04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S & P 500 Index, e-mini, Long, expires 06/19/09	100	4,350	608

16 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $501,277)		$377,055
Investments in unaffiliated issuers, at value (cost $4,462)	+	4,462

Total investments, at value (cost $505,739)		$381,517
Receivables:
Investments sold		400
Fund shares sold		245
Due from brokers for futures		5
Prepaid expenses	+	1

Total assets		382,168

Liabilities
Payables:
Investments bought		400
Investment adviser and administrator fees		5
Transfer agent and shareholder services fees		8
Fund shares redeemed		241
Trustees’ fees		1
Accrued expenses	+	59

Total liabilities		714

Net Assets
Total assets		382,168
Total liabilities	−	714

Net assets		381,454
Net Assets by Source
Capital received from investors		561,894
Distributions in excess of net investment income		(1,184)
Net realized capital losses		(55,642)
Net unrealized capital losses		(123,614)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$381,454		47,617		$8.01

See financial notes 17

 Schwab MarketTrack All Equity Portfolio

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$13,086
Interest	+	2

Total investment income		13,088

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds		(20,256)
Net realized losses on futures contracts	+	(2,221)

Net realized losses		(22,477)

Net Unrealized Gains and Losses
Net unrealized losses on affiliated underlying funds		(24,890)
Net unrealized gains on futures contracts	+	1,754

Net unrealized losses		(23,136)

Expenses
Investment adviser and administrator fees		803
Transfer agent and shareholder service fees		456
Shareholder reports		79
Registration fees		23
Professional fees		20
Portfolio accounting fees		12
Custodian fees		8
Trustees’ fees		6
Other expense	+	10

Total expenses		1,417
Expense reduction by adviser and Schwab	−	504

Net expenses		913

Increase (Decrease) in Net Assets from Operations
Total investment income		13,088
Net expenses	−	913

Net investment income		12,175
Net realized losses		(22,477)
Net unrealized losses	+	(23,136)

Decrease in net assets from operations		($33,438)

18 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$12,175	$8,840
Net realized gains (losses)		(22,477)	4,479
Net unrealized losses	+	(23,136)	(285,270)

Decrease in net assets from operations		(33,438)	(271,951)

Distributions to Shareholders
Distributions from net investment income		10,448	9,700
Distributions from net realized gains	+	23,862	437

Total distributions		$34,310	$10,137

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		5,143	$40,783	11,241	$147,763
Shares Reinvested		3,934	32,337	666	9,651
Shares Redeemed	+	(6,941)	(53,048)	(10,225)	(128,596)

Net transactions in fund shares		2,136	$20,072	1,682	$28,818

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,481	$429,130	43,799	$682,400
Total increase or decrease	+	2,136	(47,676)	1,682	(253,270)

End of period		47,617	$381,454	45,481	$429,130

Distributions in excess of net investment income			($1,184)		($2,911)

See financial notes 19

Schwab MarketTrack Growth Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	13.71	21.09	19.16	16.81	15.57	14.36

Income (loss) from investment operations:
Net investment income (loss)	0.31	0.37	0.40	0.30	0.27	0.21
Net realized and unrealized gains (losses)	(0.93)	(6.94)	2.16	2.33	1.20	1.21

Total from investment operations	(0.62)	(6.57)	2.56	2.63	1.47	1.42
Less distributions:
Distributions from net investment income	(0.40)	(0.41)	(0.46)	(0.28)	(0.23)	(0.21)
Distributions from net realized gains	(0.44)	(0.40)	(0.17)	—	—	—

Total distributions	(0.84)	(0.81)	(0.63)	(0.28)	(0.23)	(0.21)

Net asset value at end of period	12.25	13.71	21.09	19.16	16.81	15.57

Total return (%)	(4.64)[1]	(32.27)	13.69	15.83	9.48	9.94

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	0.50 [3]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[2]	0.75 [3]	0.71	0.70	0.71	0.72	0.73
Net investment income (loss)	5.20 [3]	1.99	1.94	1.74	1.58	1.35
Portfolio turnover rate	19 [1]	10	4	7	33	9
Net assets, end of period ($ x 1,000,000)	419	454	686	602	657	614

	11/1/08–	11/1/07–	11/1/06–	4/6/06[4]–
P Shares	4/30/09*	10/31/08	10/31/07	10/31/06

Per-Share Data ($)

Net asset value at beginning of period	13.72	21.10	19.18	18.32

Income (loss) from investment operations:
Net investment income (loss)	0.33	0.37	0.42	0.10
Net realized and unrealized gains (losses)	(0.95)	(6.91)	2.16	0.76

Total from investment operations	(0.62)	(6.54)	2.58	0.86
Less distributions:
Distributions from net investment income	(0.42)	(0.44)	(0.49)	—
Distributions from net realized gains	(0.44)	(0.40)	(0.17)	—

Total distributions	(0.86)	(0.84)	(0.66)	—

Net asset value at end of period	12.24	13.72	21.10	19.18

Total return (%)	(4.60)[1]	(32.14)	13.83	4.69	[1]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	0.35 [3]	0.35	0.35	0.35	[3]
Gross operating expenses[2]	0.60 [3]	0.56	0.55	0.56	[3]
Net investment income (loss)	5.35 [3]	2.10	2.07	0.95	[3]
Portfolio turnover rate	19 [1]	10	4	7	[1]
Net assets, end of period ($ x 1,000,000)	78	94	138	119

* Unaudited.

1 Not annualized.
2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
3 Annualized.
4 Commencement of operations.

20 See financial notes

 Schwab MarketTrack Growth Portfolio

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.6%	Other Investment Companies	549,255	494,027
0.4%	Short-Term Investment	1,838	1,838

100.0%	Total Investments	551,093	495,865
0.0%	Other Assets and Liabilities, Net		243

100.0%	Total Net Assets		496,108

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.6% of net assets
Schwab Institutional Select S&P 500 Fund (a)	28,677,545	198,449
Schwab International Index Fund, Select Shares (a)	7,975,125	99,609
Schwab Small-Cap Index Fund, Select Shares (a)	8,182,408	103,753
Schwab Total Bond Market Fund (a)	8,233,150	71,958
Schwab Value Advantage Money Fund, Institutional Shares (a)	20,258,077	20,258

Total Other Investment Companies (Cost $549,255)		494,027

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.4% of net assets

Commercial Paper & Other Obligation 0.4%
Citibank, New York Time Deposit
0.03%, 05/01/09	1,838	1,838

Total Short-Term Investment (Cost $1,838)		1,838

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $563,740 and the unrealized appreciation and depreciation were $0 and ($67,875), respectively, with a net unrealized depreciation of ($67,875).

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 21

 Schwab MarketTrack Growth Portfolio

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $549,255)		$494,027
Investments in unaffiliated issuers, at value (cost $1,838)	+	1,838

Total investments, at value (cost $551,093)		495,865
Receivables:
Investments sold		1,500
Fund shares sold		518
Dividends		258
Prepaid expenses	+	1

Total assets		498,142

Liabilities
Payables:
Investments bought		1,500
Investment adviser and administrator fees		8
Transfer agent and shareholder services fees		9
Fund shares redeemed		463
Trustees’ fees		1
Accrued expenses	+	53

Total liabilities		2,034

Net Assets
Total assets		498,142
Total liabilities	−	2,034

Net assets		$496,108
Net Assets by Source
Capital received from investors		581,159
Net investment income not yet distributed		790
Net realized capital losses		(30,613)
Net unrealized capital losses		(55,228)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$418,500		34,153		$12.25
P Shares	$77,608		6,338		$12.24

22 See financial notes

 Schwab MarketTrack Growth Portfolio

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds and stocks		$12,792
Dividends received from unaffiliated issuers	+	947

Total investment income		13,739

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds and stocks		(15,623)
Net realized losses on unaffiliated investments	+	(7,743)

Net realized losses		(23,366)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds and stocks		351
Net unrealized losses on unaffiliated investments	+	(17,890)

Net unrealized losses		(17,539)

Expenses
Investment adviser and administrator fees		1,058
Transfer agent and shareholder service fees:
Investor Shares		501
P Shares		40
Shareholder reports		57
Professional fees		21
Portfolio accounting fees		16
Registration fees		15
Custodian fees		9
Trustees’ fees		7
Interest expense		1
Other expenses	+	11

Total expenses		1,736
Expense reduction by adviser and Schwab	−	591

Net expenses		1,145

Increase in Net Assets from Operations
Total investment income		13,739
Net expenses	−	1,145

Net investment income		12,594
Net realized losses		(23,366)
Net unrealized losses	+	(17,539)

Decrease in net assets from operations		($28,311)

See financial notes 23

 Schwab MarketTrack Growth Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$12,594	$14,619
Net realized gains (losses)		(23,366)	15,981
Net unrealized losses	+	(17,539)	(295,758)

Decrease in net assets from operations		(28,311)	(265,158)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		13,232	13,372
P. Shares	+	2,792	3,067

Total distributions from net investment income		16,024	16,439

Distributions from net realized gains
Investor Shares		14,726	13,018
P. Shares	+	2,923	2,778

Total distributions from net realized gains		17,649	15,796

Total distributions		$33,673	$32,235

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,478	$41,850	5,270	$93,615
P. Shares	+	483	6,035	1,702	31,974

Total shares sold		3,961	$47,885	6,972	$125,589

Shares Reinvested
Investor Shares		2,157	$26,857	1,316	$25,447
P. Shares	+	460	5,715	302	5,845

Total shares reinvested		2,617	$32,572	1,618	$31,292

Shares Redeemed
Investor Shares		(4,588)	($53,154)	(6,000)	($104,934)
P. Shares	+	(1,475)	(17,456)	(1,659)	(29,888)

Total shares redeemed		(6,063)	($70,610)	(7,659)	($134,822)

Net transactions in fund shares		515	$9,847	931	$22,059

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,976	$548,245	39,045	$823,579
Total increase or decrease	+	515	(52,137)	931	(275,334)

End of period		40,491	$496,108	39,976	$548,245

Net investment income not yet distributed			$790		$4,220

24 See financial notes

Schwab MarketTrack Balanced Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	12.74	18.13	17.04	15.46	14.66	13.78

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.42	0.47	0.38	0.34	0.29
Net realized and unrealized gains (losses)	(0.57)	(5.06)	1.41	1.58	0.74	0.88

Total from investment operations	(0.30)	(4.64)	1.88	1.96	1.08	1.17
Less distributions:
Distributions from net investment income	(0.44)	(0.48)	(0.50)	(0.34)	(0.28)	(0.29)
Distributions from net realized gains	(0.24)	(0.27)	(0.29)	(0.04)	—	—

Total distributions	(0.68)	(0.75)	(0.79)	(0.38)	(0.28)	(0.29)

Net asset value at end of period	11.76	12.74	18.13	17.04	15.46	14.66

Total return (%)	(2.37)[1]	(26.59)	11.38	12.92	7.41	8.61

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	0.50 [3]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[2]	0.74 [3]	0.72	0.72	0.73	0.73	0.74
Net investment income (loss)	4.73 [3]	2.57	2.65	2.35	2.20	2.03
Portfolio turnover rate	21 [1]	17	6	8	25	11
Net assets, end of period ($ x 1,000,000)	378	405	598	534	519	541

* Unaudited.

1 Not annualized.
2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
3 Annualized.

See financial notes 25

 Schwab MarketTrack Balanced Portfolio

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.6%	Other Investment Companies	397,820	372,433
1.2%	Short-Term Investment	4,734	4,734

99.8%	Total Investments	402,554	377,167
0.2%	Other Assets and Liabilities, Net		575

100.0%	Total Net Assets		377,742

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 98.6% of net assets
Schwab Institutional Select S&P 500 Fund (a)	16,383,078	113,371
Schwab International Index Fund, Select Shares (a)	4,668,942	58,315
Schwab Small-Cap Index Fund, Select Shares (a)	4,631,555	58,728
Schwab Total Bond Market Fund (a)	14,792,748	129,288
Schwab Value Advantage Money Fund, Institutional Shares (a)	12,730,710	12,731

Total Other Investment Companies (Cost $397,820)		372,433

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.2% of net assets

Commercial Paper & Other Obligation 1.2%
Citibank, New York Time Deposit
0.03%, 05/01/09	4,734	4,734

Total Short-Term Investment (Cost $4,734)		4,734

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $411,795 and the unrealized appreciation and depreciation were $0 and ($34,628), respectively, with net unrealized depreciation of ($34,628).

(a)	Issuer is affiliated with the fund’s adviser.

26 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $397,820)		$372,433
Investments in unaffiliated issuers, at value (cost $4,734)	+	4,734

Total investments, at value (cost $402,554)		377,167
Receivables:
Investments sold		1,500
Dividends		459
Fund shares sold		306
Prepaid expenses	+	1

Total assets		379,433

Liabilities
Payables:
Investments bought		1,500
Investment adviser and administrator fees		6
Transfer agent and shareholder services fees		7
Fund shares redeemed		133
Trustees’ fees		1
Accrued expenses	+	44

Total liabilities		1,691

Net Assets
Total assets		379,433
Total liabilities	−	1,691

Net assets		$377,742
Net Assets by Source
Capital received from investors		423,024
Net investment income not yet distributed		1,560
Net realized capital losses		(21,455)
Net unrealized capital losses		(25,387)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$377,742		32,116		$11.76

See financial notes 27

 Schwab MarketTrack Balanced Portfolio

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds and stocks		$8,973
Dividends received from unaffiliated issuers		630
Interest	+	2

Total investment income		9,605

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds and stocks		(11,436)
Net realized losses on unaffiliated investments	+	(5,706)

Net realized losses		(17,142)

Net Unrealized Gains and Losses
Net unrealized losses on unaffiliated investments		(11,406)
Net unrealized gains on affiliated underlying funds and stocks	+	8,476

Net unrealized losses		(2,930)

Expenses
Investment adviser and administrator fees		808
Transfer agent and shareholder service fees		459
Shareholder reports		31
Professional fees		20
Portfolio accounting fees		14
Registration fees		13
Custodian fees		7
Trustees’ fees		6
Other expenses	+	10

Total expenses		1,368
Expense reduction by adviser and Schwab	−	449

Net expenses		919

Increase (Decrease) in Net Assets from Operations
Total investment income		9,605
Net expenses	−	919

Net investment income		8,686
Net realized losses		(17,142)
Net unrealized losses	+	(2,930)

Decrease in net assets from operations		($11,386)

28 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$8,686	$13,698
Net realized gains (losses)		(17,142)	6,587
Net unrealized losses	+	(2,930)	(174,098)

Decrease in net assets from operations		(11,386)	(153,813)

Distributions to Shareholders
Distributions from net investment income		14,076	15,748
Distributions from net realized gains	+	7,744	9,065

Total distributions		$21,820	$24,813

Transactions in Fund Shares

		11/1/08-04/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Total shares sold		2,925	$34,101	5,213	$83,413
Total shares reinvested		1,742	20,735	1,408	23,635
Total shares redeemed	+	(4,339)	(48,887)	(7,834)	(121,760)

Net transactions in fund shares		328	$5,949	(1,213)	($14,712)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,788	$404,999	33,001	$598,337
Total increase or decrease	+	328	(27,257)	(1,213)	(193,338)

End of period		32,116	$377,742	31,788	$404,999

Net investment income not yet distributed			$1,560		$6,950

See financial notes 29

Schwab MarketTrack Conservative Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	11.34		14.90	14.33	13.42	13.09	12.53

Income (loss) from investment operations:
Net investment income (loss)	0.25		0.43	0.49	0.42	0.36	0.34
Net realized and unrealized gains (losses)	(0.25)		(3.40)	0.78	0.92	0.32	0.57

Total from investment operations	—		(2.97)	1.27	1.34	0.68	0.91
Less distributions:
Distributions from net investment income	(0.25)		(0.46)	(0.51)	(0.42)	(0.35)	(0.35)
Distributions from net realized gains	(0.09)		(0.13)	(0.19)	(0.01)	—	—

Total distributions	(0.34)		(0.59)	(0.70)	(0.43)	(0.35)	(0.35)

Net asset value at end of period	11.00		11.34	14.90	14.33	13.42	13.09

Total return (%)	0.00	[1,2]	(20.59)	9.12	10.13	5.24	7.38

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.50	[4]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[3]	0.75	[4]	0.74	0.73	0.74	0.75	0.75
Net investment income (loss)	4.61	[4]	3.12	3.37	3.12	2.67	2.70
Portfolio turnover rate	16	[1]	16	4	11	9	10
Net assets, end of period ($ x 1,000,000)	162		182	252	232	300	290

	11/1/08–		11/01/07–	11/01/06–	4/06/06[5]–
P Shares	4/30/09*		10/31/08	10/31/07	10/31/06

Per-Share Data ($)

Net asset value at beginning of period	11.30		14.87	14.32	13.93

Income (loss) from investment operations:
Net investment income (loss)	0.25		0.42	0.51	0.23
Net realized and unrealized gains (losses)	(0.23)		(3.36)	0.78	0.35

Total from investment operations	0.02		(2.94)	1.29	0.58
Less distributions:
Distributions from net investment income	(0.28)		(0.50)	(0.55)	(0.19)
Distributions from net realized gains	(0.09)		(0.13)	(0.19)	—

Total distributions	(0.37)		(0.63)	(0.74)	(0.19)

Net asset value at end of period	10.95		11.30	14.87	14.32

Total return (%)	0.14	[1]	(20.47)	9.32	4.22	[1]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.35	[4]	0.35	0.35	0.35	[4]
Gross operating expenses[3]	0.60	[4]	0.59	0.58	0.60	[4]
Net investment income (loss)	4.67	[4]	3.20	3.48	2.81	[4]
Portfolio turnover rate	16	[1]	16	4	11	[1]
Net assets, end of period ($ x 1,000,000)	84		86	99	79

* Unaudited.

1 Not annualized.
2 Less than 0.01%
3 The expenses incurred by the underlying funds in which the portfolio invests are not included in this ratio.
4 Annualized.
5 Commencement of operations.

30 See financial notes

 Schwab MarketTrack Conservative Portfolio

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.5%	Other Investment Companies	263,421	245,024
0.1%	Short-Term Investment	163	163

99.6%	Total Investments	263,584	245,187
0.4%	Other Assets and Liabilities, Net		934

100.0%	Total Net Assets		246,121

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.5% of net assets
Schwab Institutional Select S&P 500 Fund (a)	5,087,635	35,206
Schwab International Index Fund, Select Shares (a)	2,025,386	25,297
Schwab S&P 500 Index Fund, Select Shares (a)	1,086,205	14,751
Schwab Small-Cap Index Fund, Select Shares (a)	1,992,645	25,267
Schwab Total Bond Market Fund (a)	15,306,955	133,783
Schwab Value Advantage Money Fund, Institutional Shares (a)	10,720,178	10,720

Total Other Investment Companies (Cost $263,421)		245,024

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.1% of net assets

Commercial Paper & Other Obligations 0.1%
Citibank, London Time Deposit
0.03%, 05/01/09	163	163

Total Short-Term Investment (Cost $163)		163

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $268,139 and the unrealized appreciation and depreciation were $575 and ($23,527), respectively, with a net unrealized depreciation of ($22,952).

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 31

 Schwab MarketTrack Conservative Portfolio

Statement of
Assets and Liabilities
As of April 30,2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $263,421)		$245,024
Investments in unaffiliated issuers, at value (cost $163)	+	163

Total investments, at value (cost $263,584)		245,187
Receivables:
Investments sold		2,000
Dividends		482
Fund shares sold		192
Prepaid expenses	+	1

Total assets		247,862

Liabilities
Payables:
Investments bought		1,500
Investment adviser and administrator fees		4
Transfer agent and shareholder services fees		4
Fund shares redeemed		194
Trustees’ fees		1
Accrued expenses	+	38

Total liabilities		1,741

Net Assets
Total assets		247,862
Total liabilities	−	1,741

Net assets		$246,121
Net Assets by Source
Capital received from investors		278,498
Net investment income not yet distributed		394
Net realized capital losses		(14,374)
Net unrealized capital losses		(18,397)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$162,468		14,763		$11.00	*
P Shares	$83,653		7,640		$10.95

*	Due to rounding, net assets divided by shares outstanding does not equal net asset value per share.

32 See financial notes

 Schwab MarketTrack Conservative Portfolio

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds and stocks		$6,149
Dividends received from unaffiliated issuers	+	150

Total Investment Income		6,299

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds and stocks		(9,978)
Net realized losses on unaffiliated investments	+	(2,423)

Net realized losses		(12,401)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds and stocks		7,281
Net unrealized losses on unaffiliated investments	+	(1,607)

Net unrealized gains		5,674

Expenses
Investment adviser and administrator fees		545
Transfer agent and shareholder service fees
Investor Shares		206
P Shares		42
Professional fees		21
Portfolio accounting fees		12
Shareholder reports		12
Registration fees		10
Custodian fees		6
Trustees’ fees		5
Other expenses	+	9

Total expenses		868
Expense reduction by adviser and Schwab	−	310

Net expenses		558

Increase (Decrease) in Net Assets from Operations
Total investment income		6,299
Net expenses	−	558

Net investment income		5,741
Net realized losses		(12,401)
Net unrealized gains	+	5,674

Decrease in net assets from operations		($986)

See financial notes 33

 Schwab MarketTrack Conservative Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$5,741	$10,619
Net realized gains (losses)		(12,401)	1,899
Net unrealized gains (losses)	+	5,674	(85,437)

Decrease in net assets from operations		(986)	(72,919)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		3,871	7,893
P Shares	+	2,131	3,905

Total distributions from net investment income		6,002	11,798

Distributions from net realized gains
Investor Shares		1,450	2,228
P Shares	+	714	1,018

Total distributions from net realized gains		2,164	3,246

Total distributions		$8,166	$15,044

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,752	$19,070	3,003	$41,069
P Shares	+	572	6,277	2,204	31,328

Total shares sold		2,324	$25,347	5,207	$72,397

Shares Reinvested
Investor Shares		454	$5,010	689	$9,481
P Shares	+	259	2,844	358	4,923

Total shares reinvested		713	$7,854	1,047	$14,404

Shares Redeemed
Investor Shares		(3,533)	($37,817)	(4,522)	($59,815)
P Shares	+	(799)	(8,481)	(1,596)	(21,433)

Total shares redeemed		(4,332)	($46,298)	(6,118)	($81,248)

Net transactions in fund shares		(1,295)	($13,097)	136	$5,553

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,698	$268,370	23,562	$350,780
Total increase or decrease	+	(1,295)	(22,249)	136	(82,410)

End of period		22,403	$246,121	23,698	$268,370

Net investment income not yet distributed			$394		$655

34 See financial notes

 Schwab MarketTrack Portfolios

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab MartketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab S&P 500 Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income–Moderate Payout
Schwab Monthly Income–Enhanced Payout
Schwab Monthly Income–Maximum Payout

The Schwab MarketTrack Portfolios are primarily “fund of funds” as they invest a major portion of their assets in a combination of other Schwab Funds (underlying funds) to achieve their investment objectives and maintain their asset allocation. In addition, the portfolios may purchase individual securities to achieve their investment objectives. Each portfolio bears its share of the allocable expenses of the underlying funds in which they invest. Such expenses are reflected in the NAV.

Both Schwab MarketTrack Growth Portfolio and Schwab MarketTrack Conservative Portfolio offer two share classes: Investor Shares and P Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab MarketTrack All Equity Portfolio and Schwab MarketTrack Balanced Portfolio each offer one share class.

Shares are bought and sold (subject to a redemption fee, see Note 8) at net asset value, or closing NAV, which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2.	Significant Accounting Policies:
(All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds use in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily

 35

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the fund calculates net asset value: valued at fair value, as determined in good faith by the funds’ investment adviser using guidelines adopted by the funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which funds’ shares are priced. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and Forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“Variation Margin”) are made or received by a fund depending on the daily fluctuations in the value of the future contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to / from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on

36

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year, except for the MarketTrack Conservative Portfolio, which makes distributions quarterly.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications.

The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(j) Accounting Pronouncements:

The funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective November 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the funds’ investments. SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)

 37

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of April 30, 2009:

	MarketTrack		MarketTrack
	All Equity Portfolio		Growth Portfolio
		Other		Other
	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments*	in Securities	Instruments**

Level 1	$377,055	$608	$494,027	$—
Level 2	4,462	—	1,838	—
Level 3	—	—	—	—

Total	$381,517	$608	$495,865	$—

	MarketTrack		MarketTrack
	Balanced Portfolio		Conservative Portfolio
		Other		Other
	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments**	in Securities	Instruments**

Level 1	$372,433	$—	$245,024	$—
Level 2	4,734	—	163	—
Level 3	—	—	—	—

Total	$377,167	$—	$245,187	$—

*	Other Financial Investments are future or forward contracts which are not included in Portfolio Holdings and are valued at the unrealized appreciation and depreciation.

**	The funds had no Other Financial Instruments.

In April 2009, the FASB issued FASB Staff Position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP No. 157-4 on the funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the funds’ financial statement disclosures.

3. Risk factors:

Investing in the funds and the underlying funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolios will fluctuate, which means that you could lose money.

The portfolio’s asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long-term and the short-term. Because a portfolio may maintain exposure to bonds as well as stocks, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, a portfolio’s performance may be hurt during times when segments emphasized by its target allocation are out of favor.

Many of the risks of the portfolios are associated with their investments in underlying stock and bond index funds. A portfolio’s underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their

38

 Schwab MarketTrack Portfolios

Financial Notes (continued)

3. Risk factors (continued):

respective indices. Neither the portfolios, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While a portfolio’s underlying funds seek to track the returns of various indices, in each case an underlying fund’s performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. A portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. A portfolio’s performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer’s ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage-or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio’s yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. A portfolio’s use of mortgage dollar rolls could cause the portfolio to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a portfolio’s performance also will lag these investments.

A portfolio’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4.	Affiliates and Affiliated Transactions:
(All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

 39

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average daily net assets

First $500 million	0.44%
over $500 million	0.39%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s transfer agent and shareholder services agent.

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
P Shares*	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through February 27, 2011, as follows:

	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Investor Shares	0.50%	0.50%	0.50%	0.50%
P Shares*	n/a	0.35%	n/a	0.35%

*  P Shares are only offered by MarketTrack Growth Portfolio and MarketTrack Conservative Portfolio.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of April 30, 2009, the percentages of shares of other related funds owned by each MarketTrack Portfolio are:

	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Schwab Equity Index Funds:
S&P 500 Index Fund	—%	—%	—%	0.3%
Small-Cap Index Fund	10.2%	10.7%	6.1%	2.6%
International Index Fund	10.9%	9.5%	5.6%	2.4%
Schwab Bond Funds:
Total Bond Market Fund	—%	7.7%	13.8%	14.3%
Schwab Institutional Select Funds:
Institutional Select S&P 500 Index	6.6%	8.0%	4.6%	1.4%
Schwab Money Funds:
Value Advantage Money Fund	—%	—%*	—%*	—%*

* Less than 0.05%

As of April 30, 2009, the shares owned by each Charitable Giving Trust as a percentage of the total shares of the MarketTrack Growth Portfolio and MarketTrack Conservative Portfolios are 15.6% and 34.0%, respectively.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs.

40

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

This practice is limited to funds that share the same investment adviser, trustees and officers. As of April 30, 2009, each fund’s total aggregate security transactions with other Schwab Funds were as follows;

Schwab MartketTrack All Equity Portfolio	$—
Schwab MarketTrack Growth Portfolio	61,069
Schwab MarketTrack Balanced Portfolio	40,771
Schwab MarketTrack Conservative Portfolio	9,607

Below is a summary of the affiliated transactions for each underlying fund during the period ended April 30, 2009:

MarketTrack All Equity Portfolio

						Realized	Distribution
	Balance of			Balance of	Market	Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Value at	11/01/2008 to	11/01/2008 to
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	04/30/2009	04/30/2009	04/30/2009

Schwab Equity Index Funds:
Small-Cap Index Fund	7,853,845	374,051	(445,068)	7,782,828	$98,686	($4,811)	$2,340
International Index Fund	9,006,531	614,372	(536,833)	9,084,070	113,640	(5,358)	5,707
Schwab Institutional Select Funds:
Institutional Select S&P 500 Index	24,175,121	1,557,158	(1,901,495)	23,830,784	164,909	(10,087)	5,039

Total					$377,055	($20,256)	$13,086

MarketTrack Growth Portfolio

						Realized	Distribution
	Balance of			Balance of	Market	Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Value at	11/01/2008 to	11/01/2008 to
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	04/30/2009	04/30/2009	04/30/2009

Schwab Equity Index Funds:
Small-Cap Index Fund	7,975,717	835,053	(628,362)	8,182,408	$103,753	($6,206)	$2,450
International Index Fund	7,559,140	539,543	(123,558)	7,975,125	99,609	(1,212)	4,915
Schwab Bond Funds:
Total Bond Market Fund	9,539,883	1,011,078	(2,317,811)	8,233,150	71,958	(2,708)	1,577
Schwab Institutional Select Funds:
Institutional Select S&P 500 Index	17,368,767	12,655,422	(1,346,644)	28,677,545	198,449	(5,544)	3,717
Schwab Money Funds:
Value Advantage Money Fund	27,419,712	138,365	(7,300,000)	20,258,077	20,258	—	132

Total					$494,027	($15,670)	$12,791

 41

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

MarketTrack Balanced Portfolio

						Realized	Distribution
	Balance of			Balance of	Market	Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Value at	11/01/2008 to	11/01/2008 to
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	04/30/2009	04/30/2009	04/30/2009

Schwab Equity Index Funds:
Small-Cap Index Fund	4,445,891	632,697	(457,033)	4,631,555	$58,728	($3,653)	$1,392
International Index Fund	4,194,205	474,737	—	4,668,942	58,315	—	2,805
Schwab Bond Funds:
Total Bond Market Fund	16,524,627	1,424,560	(3,156,439)	14,792,748	129,288	(3,812)	2,800
Schwab Institutional Select Funds:
Institutional Select S&P 500 Index	8,600,045	9,192,311	(1,409,279)	16,383,077	113,371	(3,977)	1,907
Schwab Money Funds:
Value Advantage Money Fund	12,712,884	67,826	(50,000)	12,730,710	12,731	—	68

Total					$372,433	($11,442)	$8,972

MarketTrack Conservative Portfolio

						Realized	Distribution
	Balance of			Balance of	Market	Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Value at	11/01/2008 to	11/01/2008 to
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	04/30/2009	04/30/2009	04/30/2009

Schwab Equity Index Funds:
S&P 500 Index Fund	1,785,442	50,883	(750,120)	1,086,205	$14,751	$1,597	$704
Small-Cap Index Fund	1,958,569	373,314	(339,238)	1,992,645	25,267	2,611	619
International Index Fund	1,861,476	331,994	(168,083)	2,025,387	25,297	1,538	1,285
Schwab Bond Funds:
Total Bond Market Fund	17,173,417	1,371,386	(3,237,848)	15,306,955	133,783	4,235	2,946
Schwab Institutional Select Funds:
Institutional Select S&P 500 Index	1,973,844	3,113,791	—	5,087,635	35,206	—	538
Schwab Money Funds:
Value Advantage Money Fund	10,389,731	555,447	(225,000)	10,720,178	10,720	—	56

Total					$245,024	$9,981	$6,148

*  Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

42

 Schwab MarketTrack Portfolios

Financial Notes (continued)

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit for the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended April 30, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

MarketTrack All Equity Portfolio	$22,936	$23,475
MarketTrack Growth Portfolio	95,334	106,890
MarketTrack Balanced Portfolio	76,890	83,512
MarketTrack Conservative Portfolio	39,011	54,283

8.	Redemption Fee:
(All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(11/01/08-4/30/09)	(11/01/07-10/31/08)

MarketTrack All Equity Portfolio	$12	$62
MarketTrack Growth Portfolio	13	18
MarketTrack Balance Portfolio	3	14
MarketTrack Conservative Portfolio	5	14

9.	Federal Income Taxes:
(All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2008, the funds had no capital loss carry forwards.

As of October 31, 2008, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and State purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2008, the funds did not incur any interest or penalties.

 43

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of April 30, 2009, the Fund Complex included 83 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

44

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

 45

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Capital Trust since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

46

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 47

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2008 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13559-12

Semiannual report dated April 30, 2009 enclosed.

Schwab Balanced Fundtm

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document faster via email.

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This wrapper is not part of the shareholder report.

Schwab Balanced Fundtm

Semiannual Report
April 30, 2009

This page is intentionally left blank.

Schwab Balanced Fundtm

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Balanced Fundtm (Ticker Symbol: SWOBX)	-2.82%

Benchmark: Balanced Blended Index	-1.84%
Fund Category: Morningstar Moderate Allocation	-1.19%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Balanced Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months brought little respite from the effects of the economic recession. Eroding equity prices and financial instability continue to weigh on the minds of investors both personally and professionally; losses have been tough to bear, and achieving a sense of individual financial well-being has been a frustrating task.

Despite these difficulties it is important to keep planning for the future, and even if short-term and long-term financial goals have changed we must still aim to achieve them.

With this in mind, we’ve made a number of improvements to the Schwab Funds family of mutual funds making investing cheaper and easier for our clients. I am pleased to report that on May 5, 2009, we lowered expenses on Schwab Equity Index Funds and announced that we are simplifying share classes for Schwab equity and bond funds. Each Schwab equity and bond fund offers one low fund expense to investors regardless of how much they invest, starting at a low $100 minimum investment. Our goal is to make investing easier for our clients and the advisors who serve them−at a very low cost.

These enhancements are intended to help our clients continue to invest no matter what the market conditions may be. We hope that each and every client feels more comfortable planning for a financially secure future knowing that we are constantly working to make investing easier and more affordable.

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Balanced Fund 3

The Investment Environment

Investment conditions in the U.S. financial marketplace remained tenuous as volatility and economic recession weighed on investors’ decision making, but improved during the last few months of the reporting period. The first four months of the period were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount a swift recovery. The last two months of the period were more bullish, helping to reduce earlier losses and, in some cases, pulling sectors and indices into positive territory. In the U.S., fixed income markets generally outperformed equities for the period as a whole, although yields on short-term Treasuries and other government-backed debt remained low.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and consumer confidence continued to reflect broad-based economic difficulty. GDP—the output of goods and services produced by labor and property located in the United States—contracted -6.3% in the fourth quarter of 2008 and -6.1% in the first quarter of 2009, according to advanced estimates. The first-quarter decline in GDP was primarily due to negative contributions from exports, private inventory investment, and equipment and software, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November 2008 to 8.9% in April of 2009. Consumer confidence improved in the last two months of the period, rising slightly in March to 26.9, and then to 39.2 in April. The increase was primarily driven by a more optimistic short-term economic outlook. Despite this improvement, consumer confidence remains relatively low.

When looking at the S&P 500 Index, which is usually seen as a bellwether for financial markets, returns were negative overall, but some sectors showed signs of improving. For the six-month period ending April 30, 2009, the S&P 500 Index returned -8.53%. By comparison, the Russell 1000 Index returned -7.39%. In the S&P 500, Financials declined the most, returning -29.13%, followed by Industrials and Energy, which returned -12.56% and -10.30%, respectively. Relatively better performing sectors were Information Technology and Consumer Discretionary, which returned 5.61% and 4.07%, respectively. In general, small and mid-sized corporations in the S&P 500 outperformed their larger counterparts. From a broad-market standpoint, growth stocks generally outperformed value, with the Russell 1000 Growth Index returning -1.52%, while the Russell 1000 Value Index returned -13.27%. Internationally, the MSCI EAFE Index (Gross) returned -2.35%, while the MSCI Emerging Markets Index (Net) returned 17.38%.

On the fixed income side, markets continued to be shaken by turmoil surrounding major financial and financial insurance corporations, but generally outperformed equity markets during the period. The Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital General Muni Bond Index returned 8.20%. TIPS and GNMA securities were also strong, with the Barclays Capital GNMA Index up 8.03% and the Barclays Capital U.S. TIPS Index up 9.46%. Short-term Treasury securities were also positive, but yields remained low as investors continued to see Treasuries as a safe haven. The Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-8.53%	S&P 500® Index: measures U.S. large-cap stocks

-8.40%	Russell 2000® Index: measures U.S. small-cap stocks

-2.35%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.74%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Balanced Fund

Fund Management

Jeffrey Mortimer, CFA, Chief Investment officer, Charles Schwab Investment Management, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Caroline Lee, a managing director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over 4 years overseeing subadvisor relationships in the pension group of a major corporation. She has also had 3 years of previous experience in investment management at another financial services firm.

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He was appointed portfolio manager in 2008. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Schwab Balanced Fund 5

Schwab Balanced Fundtm

Schwab Balanced Fund returned -2.82% for the period, underperforming the Balanced Blended Benchmark, which returned -1.84%. During the period, the equity portion of the Schwab Balanced Fund’s portfolio experienced the largest drop in returns. The Schwab Core Equity Fund returned -8.49%, in line with the S&P 500 Index, which returned -8.53%. In the small-cap portion of the portfolio, the Laudus Small-Cap MarketMasters Fund Select Shares declined by -5.03%, outperforming the Russell 2000 Index, which returned -8.40%. The Schwab Total Bond Market Fund returned 4.07%, but underperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 7.74%.

As of 04/30/09:

 Statistics

Number of Holdings	4
Weighted Average Market

Cap ($ x 1,000,000)	$43,641

Price/Earnings Ratio (P/E)	87.4

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	17%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	63.7%

Fixed - Income Funds	35.5%

Short-Term Investments	0.8%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Core Equity Fund	43.4%

Schwab Total Bond Market Fund	35.3%
Laudus Small-Cap MarketMasters

Fund, Select Shares	20.1%
State Street Institutional
  Liquid Reserves Fund - Institutional

Class	0.8%

Total	99.6%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small company stocks are subject to greater volatility than other asset classes.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Balanced Fund

 Schwab Balanced Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	5 Years	10 Years

Fund: Schwab Balanced Fundtm (11/18/96)	-2.82%	-20.08%	0.08%	1.80%
Benchmark: Balanced Blended Index	-1.84%	-21.05%	0.51%	1.07%
Fund Category: Morningstar Moderate Allocation	-1.19%	-25.32%	-0.44%	0.90%

Fund Expense Ratios3: Net 0.47%; Gross 0.75%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did. From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Balanced Blended Index is composed of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.47%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Balanced Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning November 1, 2008 and held through April 30, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab Balanced Fundtm
Actual Return	-%	$1,000	$971.80	$0.00
Hypothetical 5% Return	-%	$1,000	$1,024.79	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

8 Schwab Balanced Fund

Schwab Balanced Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	4/30/09*	10/31/08[1]	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	9.82	13.86	13.39	12.85	11.88	11.07

Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.20 [2]	0.25 [2]	0.25 [2]	0.15	0.08
Net realized and unrealized gains (losses)	(0.42)	(3.26)	1.06	0.83	0.91	0.86

Total from investment operations	(0.26)	(3.06)	1.31	1.08	1.06	0.94
Less distributions:
Distributions from net investment income	(0.37)	(0.29)	(0.24)	(0.16)	(0.09)	(0.13)
Distributions from net realized gains	(0.32)	(0.69)	(0.60)	(0.38)	—	—

Total distributions	(0.69)	(0.98)	(0.84)	(0.54)	(0.09)	(0.13)

Net asset value at end of period	8.87	9.82	13.86	13.39	12.85	11.88

Total return (%)	(2.82)[3]	(23.56)	10.24	8.59	8.92	8.59

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[4]	0.00 [5,6]	0.36	1.02 [7]	1.03 [7]	1.10	1.10
Gross operating expenses[4]	0.24 [5]	0.53	1.27	1.26	1.27	1.32
Net investment income (loss)	3.58 [5]	1.81	1.84	1.90	1.14	0.68
Portfolio turnover rate	17 [3]	267	244	244	283	242
Net assets, end of period ($ x 1,000,000)	78	85	112	122	130	130

* Unaudited.

1 Effective on February 28, 2008, all outstanding Select Shares were converted into Investor Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Calculated based on average shares outstanding during the period.
3 Not annualized.
4 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5 Annualized.
6 Effective February 28, 2008, Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.00%, through February 27, 2011; does not include expenses of underlying funds in which the fund invests.
7 The ratio of net operating expenses would have been 1.10% for both periods ended 10/31/06 and 10/31/07, respectively, if custody credits and dividend and interest expenses on short sales had not been included.

See financial notes 9

 Schwab Balanced Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.6%	Other Investment Companies	97,208	77,827

99.6%	Total Investments	97,208	77,827
0.4%	Other Assets and Liabilities		289

100.0%	Net Assets		78,116

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.6% of net assets
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	1,868,489	15,695
Schwab Core Equity Fund (a)	2,807,654	33,888
Schwab Total Bond Market Fund (a)	3,158,632	27,607
State Street Institutional Liquid Reserves Fund - Institutional Class	636,703	637

Total Other Investment Companies (Cost $97,208)		77,827

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $97,976, and the unrealized appreciation and depreciation were $0 and ($20,149), respectively, with a net depreciation of ($20,149).

(a)	Issuer is affiliated with the fund’s adviser.

10 See financial notes

 Schwab Balanced Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $96,571)		$77,190
Investments in unaffiliated issuers, at value (cost $637)	+	637

Total Investments, at value (cost $97,208)		77,827
Receivables:
Fund shares sold		266
Dividends		102
Due from investment adviser		1
Interest		1
Prepaid expenses	+	1

Total assets		78,198

Liabilities
Payables:
Fund shares redeemed		22
Trustees’ fees		1
Accrued expenses	+	59

Total liabilities		82

Net Assets
Total assets		78,198
Total liabilities	−	82

Net assets		$78,116
Net Assets by Source
Capital received from investors		102,566
Net investment income not yet distributed		313
Net realized capital losses		(5,382)
Net unrealized capital losses		(19,381)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$78,116		8,806		$8.87

See financial notes 11

 Schwab Balanced Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$1,379
Interest	+	5

Total Investment Income		1,384

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds		(4,928)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		946

Expenses
Shareholder reports		37
Professional fees		25
Registration fees		14
Portfolio accounting fees		7
Trustees’ fees		4
Other expenses	+	6

Total expenses		93
Expense reduction by adviser and Schwab	−	93

Net expenses		—

Increase (Decrease) in Net Assets from Operations
Net investment income		1,384
Net realized losses		(4,928)
Net unrealized gains	+	946

Decrease in net assets from operations		($2,598)

12 See financial notes

 Schwab Balanced Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/01/08-04/30/09	11/01/07-10/31/08
Net investment income		$1,384	$2,079
Net realized gains (losses)		(4,928)	3,160
Net unrealized gains (losses)	+	946	(33,936)

Decrease in net assets from operations		(2,598)	(28,697)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		3,133	2,272
Select Shares	+	—	573

Total distributions from net investment income		3,133	2,845

Distributions from net realized gains
Investor Shares		2,727	5,482
Select Shares	+	—	1,276

Total distributions from net realized gains		2,727	6,758

Total distributions		$5,860	$9,603

Transactions in Fund Shares[1]

		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		497	$4,459	2,660	$31,962
Select Shares	+	—	—	125	1,558

Total shares sold		497	$4,459	2,785	$33,520

Shares Reinvested
Investor Shares		608	$5,511	593	$7,378
Select Shares	+	—	—	132	1,638

Total shares reinvested		608	$5,511	725	$9,016

Shares Redeemed
Investor Shares		(935)	($8,237)	(2,719)	($31,898)
Select Shares	+	—	—	(2,242)	(27,365)

Total shares redeemed		(935)	($8,237)	(4,961)	($59,263)

Net transactions in fund shares		170	$1,733	(1,451)	($16,727)

Shares Outstanding and Net Assets
		11/01/08-04/30/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,636	$84,841	10,087	$139,868
Total increase or decrease	+	170	(6,725)	(1,451)	(55,027)

End of period		8,806	$78,116	8,636	$84,841

Net investment income not yet distributed			$313		$2,062

[1]	Effective on February 28, 2008, all outstanding Select Shares (1,906 shares valued at $23,077) were converted into Investor Shares.

See financial notes 13

 Schwab Balanced Fund

Financial Notes

1. Business Structure of the Funds

Schwab Balanced Fund is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Balanced Fund
Schwab S&P 500 Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid
Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund-Moderate Payout
Schwab Monthly Income Fund-Enhanced Payout
Schwab Monthly Income Fund-Maximum Payout

The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other Schwab and/or Laudus Funds, but also may invest in other mutual funds, including exchange traded funds. In addition, the fund may purchase individual securities to maintain its allocations. The fund bears its share of allocable expenses of the underlying funds in which it invests. The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements.

The fund offers one share class. Shares are bought and sold (subject to a redemption fee, see Note 8) at net asset value, or closing NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the fund uses in the preparation of its financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

(a) Security Valuation:

The fund values the investment in underlying funds every business day. The fund uses the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values as determined by the fund in accordance with the 1940 Act for a given day.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

14

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(b) Portfolio Investments:

Repurchase Agreements: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underling funds.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares and pays dividends from net investment income to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies.

Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown

 15

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) Accounting Pronouncements:

The fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective November 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the fund’s investments. SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of April 30, 2009:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1	$77,827	$—
Level 2	—	—
Level 3	—	—

Total	$77,827	$—

* The fund had no Other Financial Instruments.

In April 2009, the FASB issued FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP No. 157-4 on the fund’s or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about fund’s derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the fund’s financial statement disclosures.

3. Risk Factors

Investing in the funds and the underlying funds involve certain risks as described in the prospectus including, but not limited to, those described below:

The fund’s particular asset allocation can have a significant effect on performance. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund’s performance could suffer if a particular asset class does not perform as expected.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

16

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

The fund invests in securities which are guaranteed by the full faith and credit of the U.S. Government, as well as securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves. On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the marker value of the security.

The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

 17

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor stock selections. An adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser makes investment decisions for certain of the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited.

The performance of the underlying funds will impact the performance of the fund. Please refer to Funds’ prospectus for a complete description of the principal risks of investing in the Fund.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s transfer agent and shareholder services agent.

The underlying funds pay fees to the investment adviser for advisory and administrative services and to Schwab for transfer agent and shareholder services. The fund is not charged such fees directly. These fees are included in the net asset value of the underlying funds. CSIM and Schwab have made agreements with the fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%, through February 27, 2011.

The fund may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of April 30, 2009, there were no security transactions with other Schwab Funds.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of April 30, 2009, the percentages of shares of other related funds owned by the Balanced Fund are:

Schwab Active Equity Funds:
Core Equity Fund	2.6%

Laudus MarketMaster Funds:
Small-Cap MarketMaster Fund	4.4%

Schwab Bond Funds:
Total Bond Market Fund	2.9%

Below is a summary of the affiliated transactions for each underlying fund during the period ended April 30, 2009.

						Realized	Distribution
	Balance of			Balance of	Market	Gain (Loss)	Received*
	Shares			Shares	Value	10/31/08	10/31/08
	Held at	Gross	Gross	Held at	at	to	to
Underlying Fund	10/31/08	Additions	Sales	04/30/09	04/30/09	04/30/09	04/30/08

Core Equity Fund	3,357	61	610	2,808	33,888	(4,210)	738
Small-Cap MarketMaster Fund	663	1,205	—	1,868	15,695	—	9
Total Bond Market Fund	3,689	319	849	3,159	27,607	(718)	632

Total					77,190	(4,928)	1,379

*	Distributions received include distributions from net investment income and from capital gains from the underling funds.

18

 Schwab Balanced Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity by the fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund covered in this report has custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There were no borrowings from the line of credit for the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended April 30, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

Purchase of	Sales/Maturities of
Securities	Securities

$13,072	$14,500

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are $0* and $4, respectively.

*	Less than $1,000.

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of October 31, 2008, the fund had no aggregate deferred realized net capital losses.

As of October 31, 2008, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and State purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2008, the fund did not incur any interest or penalties.

 19

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of April 30, 2009, the Fund Complex included 83 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

20

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

 21

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Capital Trust since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

22

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 23

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2008 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR34721-03

Semiannual report dated April 30, 2009 enclosed.

Schwab Target Funds

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Retirement Income Fund

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This wrapper is not part of the shareholder report.

Schwab Target Funds

Semiannual Report
April 30, 2009

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Retirement Income Fund

A suite of eight mutual funds to help keep your retirement
investments properly allocated over your lifetime.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	-0.93%

Benchmark: Target 2010 Composite Index	0.72%
Fund Category: Morningstar Target-Date 2000-2010	0.01%

Performance Details	pages 6-7

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	-1.33%

Benchmark: Target 2015 Composite Index	-0.08%
Fund Category: Morningstar Target-Date 2011-2015	-1.13%

Performance Details	pages 8-9

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	-1.20%

Benchmark: Target 2020 Composite Index	-0.43%
Fund Category: Morningstar Target-Date 2016-2020	-1.22%

Performance Details	pages 10-11

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	-0.78%

Benchmark: Target 2025 Composite Index	-0.99%
Fund Category: Morningstar Target-Date 2021-2025	-2.75%

Performance Details	pages 12-13

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results for less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

The Target 2010 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 36.4% Dow Jones U.S. Total Stock Market Index, 10.8% MSCI EAFE (Gross) Index, 30.8% Barclays Capital U.S. Aggregate Bond Index, 2.6% FTSE EPRA/NAREIT Global Index, 2.2% MSCI Emerging Markets (Gross) Index, 4.1% Barclays Capital U.S. TIPS Index, 4.1% Citigroup Non-U.S. Dollar World Government Bond Index, 2% Barclays Capital U.S. Government/Credit: 1-5 Years, and 7% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2015 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 42.4% Dow Jones U.S. Total Stock Market Index, 12.5% MSCI EAFE (Gross) Index, 27% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.5% MSCI Emerging Markets (Gross) Index, 3.5% Barclays Capital U.S. TIPS Index, 3.5% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 4% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2020 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 44.4% Dow Jones U.S. Total Stock Market Index, 13.3% MSCI EAFE (Gross) Index, 26.2% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.7% MSCI Emerging Markets (Gross) Index, 3.4% Barclays Capital U.S. TIPS Index, 3.4% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2025 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 47% Dow Jones U.S. Total Stock Market Index, 14.2% MSCI EAFE (Gross) Index, 23% Barclays Capital U.S. Aggregate Bond Index, 4% FTSE EPRA/NAREIT Global Index, 2.8% MSCI Emerging Markets (Gross) Index, 3% Barclays Capital U.S. TIPS Index, 3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

Schwab Target Funds 1

Performance at a Glance continued

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds..

Total Return for the Report Period

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	-1.69%

Benchmark: Target 2030 Composite Index	-1.36%
Fund Category: Morningstar Target-Date 2026-2030	-3.23%

Performance Details	pages 14-15

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	-1.75%

Benchmark: Target 2035 Composite Index	-1.91%
Fund Category: Morningstar Target-Date 2031-2035	-3.63%

Performance Details	pages 16-17

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	-2.58%

Benchmark: Target 2040 Composite Index	-2.33%
Fund Category: Morningstar Target-Date 2036-2040	-3.99%

Performance Details	pages 18-19

Schwab Retirement Income Fund (Ticker Symbol: SWARX)	1.28%

Benchmark: Target Income Composite Index	2.97%
Fund Category: Morningstar Retirement Income	1.46%

Performance Details	pages 20-21

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results for less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

The Target 2030 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 48.7% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE (Gross) Index, 20.6% Barclays Capital U.S. Aggregate Bond Index, 4.3% FTSE EPRA/NAREIT Global Index, 3% MSCI Emerging Markets (Gross) Index, 2.7% Barclays Capital U.S. TIPS Index, 2.7% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2035 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 51.4% Dow Jones U.S. Total Stock Market Index, 15.8% MSCI EAFE (Gross) Index, 17.4% Barclays Capital U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index, 3.2% MSCI Emerging Markets (Gross) Index, 2.3% Barclays Capital U.S. TIPS Index, 2.3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2040 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 54.1% Dow Jones U.S. Total Stock Market Index, 16.6% MSCI EAFE (Gross) Index, 14.2% Barclays Capital U.S. Aggregate Bond Index, 5% FTSE EPRA/NAREIT Global Index, 3.3% MSCI Emerging Markets (Gross) Index, 1.9% Barclays Capital U.S. TIPS Index, 1.9% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target Income Composite Index is based on a fixed asset allocation. The composite is derived using the following portion allocations: 15% Dow Jones U.S. Total Stock Market Index, 5% MSCI EAFE (Gross) Index, 20% Barclays Capital U.S. Aggregate Bond Index, 20% Barclays Capital U.S. Aggregate Intermediate Bond Index, 5% Barclays Capital U.S. TIPS Index, 5% Citigroup Non-U.S. Dollar World Government Bond Index, 10% Barclays Capital U.S. Government/Credit: 1-5 Years, and 20% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Target Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months brought little respite from the effects of the economic recession. Eroding equity prices and financial instability continue to weigh on the minds of investors both personally and professionally; losses have been tough to bear, and achieving a sense of individual financial well-being has been a frustrating task.

Despite these difficulties it is important to keep planning for the future, and even if short-term and long-term financial goals have changed we must still aim to achieve them.

With this in mind, we’ve made a number of enhancements to the Schwab Target Funds by reducing expenses and expanding the universe of underlying funds. I am pleased to announce that as of April 20, 2009:

•	Net Operating Expenses were reduced for each fund
The funds experienced expense reductions ranging from 13 to 23 basis points

•	Allocations become more conservative in and near retirement
As clients near or enter retirement, the funds will have a higher allocation to cash and fixed income to protect principle and generate income

•	Passive index funds were added to the universe of underlying funds
Passive index funds carry lower management fees

•	Third-party funds were added to the universe of underlying funds
Funds managed by independent third-party investment advisers increase the depth and breadth of investment styles and disciplines

These enhancements are intended to help our clients continue to invest no matter what the market conditions may be. We hope that each and every client feels more comfortable planning for a financially secure future knowing that we are constantly working to make investing easier and more affordable.

Thank you for investing with us.

Sincerely,

Schwab Target Funds 3

The Investment Environment

Investment conditions in the U.S. financial marketplace remained tenuous as volatility and economic recession weighed on investors’ decision making, but improved during the last few months of the reporting period. The first four months of the period were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount a swift recovery. The last two months of the period were more bullish, helping to reduce earlier losses and, in some cases, pulling sectors and indices into positive territory. In the U.S., fixed income markets generally outperformed equities for the period as a whole, although yields on short-term Treasuries and other government-backed debt remained low.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and consumer confidence continued to reflect broad-based economic difficulty. GDP—the output of goods and services produced by labor and property located in the United States—contracted -6.3% in the fourth quarter of 2008 and -6.1% in the first quarter of 2009, according to advanced estimates. The first-quarter decline in GDP was primarily due to negative contributions from exports, private inventory investment, and equipment and software, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November 2008 to 8.9% in April of 2009. Consumer confidence improved in the last two months of the period, rising slightly in March to 26.9, and then to 39.2 in April. The increase was primarily driven by a more optimistic short-term economic outlook. Despite this improvement, consumer confidence remains relatively low.

When looking at the S&P 500 Index, which is usually seen as a bellwether for financial markets, returns were negative overall, but some sectors showed signs of improving. For the six-month period ending April 30, 2009, the S&P 500 Index returned -8.53%. By comparison, the Russell 1000 Index returned -7.39%. In the S&P 500, Financials declined the most, returning -29.13%, followed by Industrials and Energy, which returned -12.56% and -10.30%, respectively. Relatively better performing sectors were Information Technology and Consumer Discretionary, which returned 5.61% and 4.07%, respectively. In general, small and mid-sized corporations in the S&P 500 outperformed their larger counterparts. From a broad-market standpoint, growth stocks generally outperformed value, with the Russell 1000 Growth Index returning -1.52%, while the Russell 1000 Value Index returned -13.27%. Internationally, the MSCI EAFE Index (Gross) returned -2.35%, while the MSCI Emerging Markets Index (Net) returned 17.38%.

On the fixed income side, markets continued to be shaken by turmoil surrounding major financial and financial insurance corporations, but generally outperformed equity markets during the period. The Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital General Muni Bond Index returned 8.20%. TIPS and GNMA securities were also strong, with the Barclays Capital GNMA Index up 8.03% and the Barclays Capital U.S. TIPS Index up 9.46%. Short-term Treasury securities were also positive, but yields remained low as investors continued to see Treasuries as a safe haven. The Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-8.53%	S&P 500® Index: measures U.S. large-cap stocks

-8.40%	Russell 2000® Index: measures U.S. small-cap stocks

-2.35%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.74%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Target Funds

Fund Management

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He was appointed portfolio manager in 2008. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Schwab Target Funds 5

Schwab Target 2010 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds)*. These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its targeted retirement date.

The Schwab Target 2010 Fund (the fund) returned -0.93% for the period, underperforming the benchmark Target 2010 Composite Index, which returned 0.72%. Relative to the benchmark, underperformance was primarily attributable to the fund’s U.S. Equity and Fixed Income components. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Core Equity Fund, and the Laudus Rosenberg U.S. Large Cap Value Fund were the leading detractors. The fund’s target allocations at the start of the period were 54% equity securities, 40% fixed income securities, and 6% money market funds; as of April 20, 2009, the allocations were modified to 43% equity securities, 50% fixed income securities, and 7% money market funds. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Core Equity Fund returning -8.49% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the international equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%, while the Laudus Mondrian Emerging Market Fund Institutional Shares returned 16.35%. The MSCI EAFE Index (Gross) returned -2.35% and the MSCI Emerging Markets Index (Gross) returned 17.52%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Laudus Mondrian International Fixed Income Fund Institutional Shares returned 5.46%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	23
Weighted Average Market

Cap ($ x 1,000,000)	$42,257

Price/Earnings Ratio (P/E)	20.5

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate[1]	40%

 Asset Class Weightings % of Investments

Fixed-Income Funds	46.6%

Equity Funds - Domestic	32.4%

Equity Funds - International	14.2%

Short-Term Investments	6.8%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Total Bond Market Fund	23.8%

Schwab Core Equity Fund	9.4%

Schwab Short Term Bond Market Fund	9.2%
Schwab Institutional Select

S&P 500 Fund	8.0%
Schwab Value Advantage Money

Fund, Institutional Shares	6.0%
iShares Russell 1000 Growth

Index Fund	5.2%
Laudus International MarketMasters

Fund, Select Shares	4.6%
PIMCO Total Return Fund, Institutional

Shares	4.1%
Schwab Premier Income Fund,

Institutional Shares	3.9%
Schwab Small-Cap Equity Fund,

Select Shares	3.8%

Total	78.0%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Target Funds

 Schwab Target 2010 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	3 Years	Since Inception

Fund: Schwab Target 2010 Fund (7/1/05)	-0.93%	-21.17%	-5.81%	-1.66%
Benchmark: Target 2010 Composite Index[3]	0.72%	-20.33%	-3.22%	0.12%
Fund Category: Morningstar Target-Date 2000-2010	0.01%	-22.51%	-4.69%	-1.84%

Fund Expense Ratios4: Net 0.61%; Gross 0.72%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2010 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 36.4% Dow Jones U.S. Total Stock Market Index, 10.8% MSCI EAFE (Gross) Index, 30.8% Barclays Capital U.S. Aggregate Bond Index, 2.6% FTSE EPRA/NAREIT Global Index, 2.2% MSCI Emerging Markets (Gross) Index, 4.1% Barclays Capital U.S. TIPS Index, 4.1% Citigroup Non-U.S. Dollar World Government Bond Index, 2% Barclays Capital U.S. Government/Credit: 1-5 Years, and 7% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.61%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 7

Schwab Target 2015 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds)*. These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its targeted retirement date.

The Schwab Target 2015 Fund (the fund) returned -1.33% for the period, while the benchmark Target 2015 Composite Index returned -0.08%. Relative to the benchmark, underperformance was primarily attributable to the fund’s U.S. Equity and Fixed Income components. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Core Equity Fund, and the Laudus Rosenberg U.S. Large Cap Value Fund were the leading detractors. The fund’s target allocations at beginning of the period were 61% equity securities, 35% fixed income securities, and 4% money market funds; as of April 20, 2009, the allocations were modified to 57% equity securities, 39% fixed income securities, and 4% money market funds. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Core Equity Fund returning -8.49% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the international equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%, while the Laudus Mondrian Emerging Market Fund Institutional Shares returned 16.35%. The MSCI EAFE Index (Gross) returned -2.35% and the MSCI Emerging Markets Index (Gross) returned 17.52%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Laudus Mondrian International Fixed Income Fund Institutional Shares returned 5.46%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	21
Weighted Average Market

Cap ($ x 1,000,000)	$42,136

Price/Earnings Ratio (P/E)	23.0

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	42%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	39.6%

Fixed-Income Funds	38.9%

Equity Funds - International	17.1%

Short-Term Investments	4.4%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Total Bond Market Fund	20.6%

Schwab Core Equity Fund	12.0%
Schwab Institutional Select

S&P 500 Fund	10.0%

Schwab Short-Term Bond Market	6.0%

iShares Russell 1000 Growth Fund	5.4%
Laudus International MarketMasters

Fund, Select Shares	4.8%
Schwab Small-Cap Equity Fund,

Select Shares	4.5%
PIMCO Total Return Fund, Institutional

Shares	4.0%
Schwab Value Advantage Money

Fund, Institutional Shares	3.4%
Schwab Global Real Estate

Fund, Select Shares	3.3%

Total	74.0%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Target Funds

 Schwab Target 2015 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Total Returns1,2

Fund and Inception Date	6 Months	1 Year	Since Inception

Fund: Schwab Target 2015 Fund (3/12/08)	-1.33%	-21.77%	-17.41%
Benchmark: Target 2015 Composite Index[3]	-0.08%	-23.17%	-17.73%
Fund Category: Morningstar Target-Date 2011-2015	-1.13%	-25.76%	-20.26%

Fund Expense Ratios4: Net 0.67%; Gross 2.57%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2015 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 42.4% Dow Jones U.S. Total Stock Market Index, 12.5% MSCI EAFE (Gross) Index, 27% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.5% MSCI Emerging Markets (Gross) Index, 3.5% Barclays Capital U.S. TIPS Index, 3.5% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 4% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 9

Schwab Target 2020 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds)*. These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its targeted retirement date.

The Schwab Target 2020 Fund (the fund) returned -1.20% for the period, while the benchmark Target 2020 Composite Index returned -0.43%. Relative to the benchmark, underperformance was primarily attributable to the fund’s U.S. Equity and Fixed Income components. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Core Equity Fund, and the Laudus Rosenberg U.S. Large Cap Value Fund were the leading detractors. The fund’s target allocations at the start of the period were 65% equity securities, 33% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 67% equity securities, 31% fixed income securities, and 2% money market funds. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Core Equity Fund returning -8.49% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the international equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%, while the Laudus Mondrian Emerging Market Fund Institutional Shares returned 16.35%. The MSCI EAFE Index (Gross) returned -2.35% and the MSCI Emerging Markets Index (Gross) returned 17.52%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Laudus Mondrian International Fixed Income Fund Institutional Shares returned 5.46%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	22
Weighted Average Market

Cap ($ x 1,000,000)	$41,858

Price/Earnings Ratio (P/E)	22.8

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	40%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	46.4%

Fixed-Income Funds	30.4%

Equity Funds - International	21.2%

Short-Term Investments	2.0%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Total Bond Market Fund	19.5%

Schwab Core Equity Fund	14.1%
Schwab Institutional Select

S&P 500 Fund	12.0%
iShares Russell 1000 Growth

Index Fund	6.4%
Laudus International MarketMasters

Fund, Select Shares	6.1%
Schwab Small-Cap Equity Fund,

Select Shares	5.0%
Schwab Global Real Estate

Fund, Select Shares	4.0%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund,

Select Shares	3.2%
Schwab Dividend Equity Fund,

Select Shares	3.2%
American Century International
  Growth Fund, Institutional

Shares	2.8%

Total	76.3%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Target Funds

 Schwab Target 2020 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	3 Years	Since Inception

Fund: Schwab Target 2020 Fund (7/1/05)	-1.20%	-23.82%	-6.99%	-2.30%
Benchmark: Target 2020 Composite Index[3]	-0.43%	-24.76%	-5.22%	-1.19%
Fund Category: Morningstar Target-Date 2016-2020	-1.22%	-27.55%	-7.76%	-3.54%

Fund Expense Ratios4: Net 0.69%; Gross 0.77%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2020 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 44.4% Dow Jones U.S. Total Stock Market Index, 13.3% MSCI EAFE (Gross) Index, 26.2% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.7% MSCI Emerging Markets (Gross) Index, 3.4% Barclays Capital U.S. TIPS Index, 3.4% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.69%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 11

Schwab Target 2025 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds)*. These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its targeted retirement date.

The Schwab Target 2025 Fund (the fund) returned -0.78% for the period, while the benchmark Target 2025 Composite Index returned -0.99%. The fund’s negative performance was primarily attributable to the fund’s U.S. Equity and Fixed Income component. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Core Equity Fund, and the Laudus Rosenberg U.S. Large Cap Value Fund were the leading detractors. The fund’s target allocations at the beginning of the period were 69% equity securities, 29% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 75% equity securities, 23% fixed income securities, and 2% money market funds. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Core Equity Fund returning -8.49% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the international equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%, while the Laudus Mondrian Emerging Market Fund Institutional Shares returned 16.35%. The MSCI EAFE Index (Gross) returned -2.35% and the MSCI Emerging Markets Index (Gross) returned 17.52%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Laudus Mondrian International Fixed Income Fund Institutional Shares returned 5.46%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	19
Weighted Average Market

Cap ($ x 1,000,000)	$41,782

Price/Earnings Ratio (P/E)	22.7

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	43%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	52.1%

Equity Funds - International	23.5%

Fixed-Income Funds	22.4%

Short-Term Investments	2.0%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Total Bond Market Fund	16.1%

Schwab Core Equity Fund	15.7%
Schwab Institutional Select

S&P 500 Fund	13.2%
iShare Russell 1000 Growth

Index Fund	6.8%
Laudus International MarketMasters

Fund, Select Shares	6.6%
Schwab Small-Cap Equity Fund,

Select Shares	6.1%
Schwab Global Real Estate

Fund, Select Shares	4.0%
Laudus Rosenberg U.S. Large

Cap Value Fund, Select Fund	3.6%
Schwab Dividend Equity Fund,

Select Shares	3.6%
American Century International
  Growth Fund, Institutional

Shares	3.4%

Total	79.1%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Target Funds

 Schwab Target 2025 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Total Returns1,2

Fund and Inception Date	6 Months	1 Year	Since Inception

Fund: Schwab Target 2025 Fund (3/12/08)	-0.78%	-23.55%	-18.43%
Benchmark: Target 2025 Composite Index[3]	-0.99%	-26.19%	-20.27%
Fund Category: Morningstar Target-Date 2021-2025	-2.75%	-31.46%	-25.13%

Fund Expense Ratios4: Net 0.72%; Gross 1.99%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2025 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 47% Dow Jones U.S. Total Stock Market Index, 14.2% MSCI EAFE (Gross) Index, 23% Barclays Capital U.S. Aggregate Bond Index, 4% FTSE EPRA/NAREIT Global Index, 2.8% MSCI Emerging Markets (Gross) Index, 3% Barclays Capital U.S. TIPS Index, 3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 13

Schwab Target 2030 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds)*. These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its targeted retirement date.

The Schwab Target 2030 Fund (the fund) returned –1.69% for the period, while the benchmark Target 2030 Composite Index returned -1.36%. Relative to the benchmark, underperformance was primarily attributable to the fund’s U.S. Equity and Fixed Income components. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Core Equity Fund, and the Laudus Rosenberg U.S. Large Cap Value Fund were the leading detractors. The fund’s target allocations at the beginning of the period were 72% equity securities, 26% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 82% equity securities, 16% fixed income securities, and 2% money market funds. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Core Equity Fund returning -8.49% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the international equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%, while the Laudus Mondrian Emerging Market Fund Institutional Shares returned 16.35%. The MSCI EAFE Index (Gross) returned -2.35% and the MSCI Emerging Markets Index (Gross) returned 17.52%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Laudus Mondrian International Fixed Income Fund Institutional Shares returned 5.46%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	20
Weighted Average Market

Cap ($ x 1,000,000)	$40,982

Price/Earnings Ratio (P/E)	24.6

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	44%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	56.9%

Equity Funds - International	24.6%

Fixed Income	16.1%

Short-Term Investments	2.4%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Core Equity Fund	16.8%
Schwab Institutional Select

S&P 500 Fund	13.9%

Schwab Total Bond Market Fund	12.0%
iShares Russell 1000 Growth

Index Fund	7.6%
Schwab Small-Cap Equity Fund,

Select Shares	7.3%
Laudus International MarketMasters

Fund, Select Shares	6.9%
Schwab Global Real Estate

Fund, Select Shares	4.5%
Laudus Small-Cap MarketMasters

Fund, Select Shares	4.0%
Schwab Dividend Equity Fund,

Select Shares	3.7%
Laudus Rosenberg U.S. Large

Cap. Value Fund, Select Shares	3.7%

Total	80.4%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Target Funds

 Schwab Target 2030 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	3 Years	Since Inception

Fund: Schwab Target 2030 Fund (7/1/05)	-1.69%	-26.16%	-7.93%	-2.82%
Benchmark: Target 2030 Composite Index[3]	-1.36%	-27.47%	-6.48%	-1.93%
Fund Category: Morningstar Target-Date 2026-2030	-3.23%	-32.86%	-10.33%	-4.94%

Fund Expense Ratios4: Net 0.74%; Gross 0.84%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2030 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 48.7% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE (Gross) Index, 20.6% Barclays Capital U.S. Aggregate Bond Index, 4.3% FTSE EPRA/NAREIT Global Index, 3% MSCI Emerging Markets (Gross) Index, 2.7% Barclays Capital U.S. TIPS Index, 2.7% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 15

Schwab Target 2035 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds)*. These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its targeted retirement date.

The Schwab Target 2035 Fund (the fund) returned -1.75% for the period, while the benchmark Target 2035 Composite Index returned -1.91%. The fund’s negative performance was primarily attributable to the fund’s U.S. Equity and Fixed Income components. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Core Equity Fund, and the Laudus Rosenberg U.S. Large Cap Value Fund were the leading detractors. The fund’s target allocations at the beginning of the period were 76% equity securities, 22% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 87% equity securities, 11% fixed income securities, and 2% money market funds. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Core Equity Fund returning -8.49% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the international equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%, while the Laudus Mondrian Emerging Market Fund Institutional Shares returned 16.35%. The MSCI EAFE Index (Gross) returned -2.35% and the MSCI Emerging Markets Index (Gross) returned 17.52%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Laudus Mondrian International Fixed Income Fund Institutional Shares returned 5.46%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	19
Weighted Average Market

Cap ($ x 1,000,000)	$41,308

Price/Earnings Ratio (P/E)	23.7

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	51%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	60.4%

Equity Funds - International	26.7%

Fixed Income Funds	11.0%

Short-Term Investments	1.9%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Core Equity Fund	17.6%
Schwab Institutional Select

S&P 500 Fund	15.2%

Schwab Total Bond Market Fund	8.5%
iShares Russell 1000 Growth

Index Fund	8.1%
Schwab Small-Cap Equity Fund,

Select Shares	7.5%
Laudus International MarketMasters

Fund, Select Shares	7.5%
Schwab Global Real Estate

Fund, Select Shares	4.6%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund,

Select Shares	4.1%
Schwab Dividend Equity Fund,

Select Shares	4.1%
Laudus Mondrian International
  Equity Fund, Institutional

Shares	3.9%

Total	81.1%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Target Funds

 Schwab Target 2035 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Total Returns1,2

Fund and Inception Date	6 Months	1 Year	Since Inception

Fund: Schwab Target 2035 Fund (3/12/08)	-1.75%	-26.48%	-21.18%
Benchmark: Target 2035 Composite Index[3]	-1.91%	-28.86%	-22.55%
Fund Category: Morningstar Target-Date 2031-2035	-3.63%	-33.94%	-27.13%

Fund Expense Ratios4: Net 0.76%; Gross 2.33%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2035 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 51.4% Dow Jones U.S. Total Stock Market Index, 15.8% MSCI EAFE (Gross) Index, 17.4% Barclays Capital U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index, 3.2% MSCI Emerging Markets (Gross) Index, 2.3% Barclays Capital U.S. TIPS Index, 2.3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.76%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 17

Schwab Target 2040 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third party mutual funds (the underlying funds)*. These underlying funds include stock, bond and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each of the Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its targeted retirement date.

The Schwab Target 2040 Fund (the fund) returned -2.58% for the period, while the benchmark Target 2040 Composite Index returned -2.33%. Relative to the benchmark, underperformance was primarily attributable to the fund’s U.S. Equity and Fixed Income components. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Core Equity Fund, and the Laudus Rosenberg U.S. Large Cap Value Fund were the leading detractors. The fund’s target allocations at the beginning of the period were 79% equity securities, 19% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 91% equity securities, 7% fixed income securities, and 2% money market funds. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Core Equity Fund returning -8.49% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the international equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%, while the Laudus Mondrian Emerging Market Fund Institutional Shares returned 16.35%. The MSCI EAFE Index (Gross) returned -2.35% and the MSCI Emerging Markets Index (Gross) returned 17.52%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Laudus Mondrian International Fixed Income Fund Institutional Shares returned 5.46%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	20
Weighted Average Market

Cap ($ x 1,000,000)	$41,118

Price/Earnings Ratio (P/E)	24.0

Price/Book Ratio (P/B)	1.8

Portfolio Turnover Rate[1]	45%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	62.9%

Equity Funds - International	27.8%

Fixed-Income Funds	7.2%

Short-Term Investments	2.1%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Core Equity Fund	19.0%
Schwab Institutional Select

S&P 500 Fund	15.0%
iShares Russell 1000 Growth

Index Fund	8.3%
Schwab Small-Cap Equity Fund,

Select Shares	7.7%
Laudus International MarketMasters

Fund, Select Shares	7.7%

Schwab Total Bond Market Fund	5.3%
Schwab Global Real Estate

Fund, Select Shares	4.9%
Schwab Dividend Equity Fund,

Select Shares	4.3%
Laudus Rosenberg U.S. Large

Cap. Value Fund, Select Shares	4.2%
Laudus Small-Cap MarketMasters

Fund, Select Shares	4.2%

Total	80.6%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Target Funds

 Schwab Target 2040 Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	3 Years	Since Inception

Fund: Schwab Target 2040 Fund (7/1/05)	-2.58%	-28.29%	-8.83%	-3.18%
Benchmark: Target 2040 Composite Index[3]	-2.33%	-30.01%	-7.66%	-2.59%
Fund Category: Morningstar Target-Date 2036-2040	-3.99%	-34.94%	-11.38%	-5.44%

Fund Expense Ratios4: Net 0.76%; Gross 0.91%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2040 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 54.1% Dow Jones U.S. Total Stock Market Index, 16.6% MSCI EAFE (Gross) Index, 14.2% Barclays Capital U.S. Aggregate Bond Index, 5% FTSE EPRA/NAREIT Global Index, 3.3% MSCI Emerging Markets (Gross) Index, 1.9% Barclays Capital U.S. TIPS Index, 1.9% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.76%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 19

Schwab Retirement Income Fund

The Schwab Retirement Income Fund (the fund) returned 1.28% during the period, while the benchmark Target Income Composite Index returned 2.97%. Relative to the benchmark, underperformance was primarily attributable to the fund’s U.S. Equity and Fixed Income components. The fund’s International Equity component, which performed well, was a positive contributor. When looking at the fund’s sub-holdings, the Schwab Total Bond Market Fund, the Schwab Premier Income Fund Select Shares, and the Laudus Rosenberg U.S. Large Cap Value Fund Select Shares were the leading detractors. Among the fund’s holdings, equity funds experienced the largest declines, with the Schwab Dividend Equity Fund Select Shares returning -11.03% and the Laudus Rosenberg U.S. Large Capitalization Value Fund Select Shares returning -13.97%. For the same period, the S&P 500 Index returned -8.53%. On the International equity side, the Laudus International MarketMasters Fund Select Shares returned -0.41%. The MSCI EAFE Index (Net) returned -2.64%. On the fixed income side, the Schwab Total Bond Market Fund returned 4.07%, the Schwab Premier Income Fund Select Shares returned 3.76%, and the Schwab Value Advantage Money Fund Institutional Shares returned 0.55%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

As of 04/30/09:

 Statistics

Number of Holdings	12
Weighted Average Market

Cap ($ x 1,000,000)	$45,383

Price/Earnings Ratio (P/E)	17.9

Price/Book Ratio (P/B)	1.6

Portfolio Turnover Rate[1]	18%

 Asset Class Weightings % of Investments

Fixed-Income Funds	59.0%

Short-Term Investments	19.7%

Equity Funds - Domestic	15.8%

Equity Funds - International	5.5%

Total	100.0%

 Top Holdings % of Net Assets2

Schwab Premier Income Fund,

Institutional Shares	19.7%

Schwab Total Bond Market Fund	19.6%
Schwab Value Advantage Money

Fund, Institutional Shares	19.0%

Schwab Short Term Bond Market Fund	9.8%
Schwab Dividend Equity Fund,

Select Shares	7.9%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund,

Select Shares	7.9%
Laudus International MarketMasters

Fund, Select Shares	5.5%
Laudus Mondrian International
  Fixed Income Fund, Institutional

Shares	4.9%
Schwab Inflation Protected

Fund, Select Shares	4.8%

Total	99.1%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Group of Funds includes the Laudus Rosenberg Funds and Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

20 Schwab Target Funds

 Schwab Retirement Income Fund

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	6 Months	1 Year	3 Years	Since Inception

Fund: Schwab Retirement Income Fund (7/1/05)	1.28%	-8.56%	-1.41%	-0.20%
Benchmark: Target Income Composite Index[3]	2.97%	-6.25%	1.97%	2.55%
Fund Category: Morningstar Retirement Income	1.46%	-15.43%	-2.62%	-1.04%

Fund Expense Ratios4: Net 0.68%; Gross 0.73%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target Income Composite Index is based on a fixed asset allocation. The composite is derived using the following portion allocations: 15% Dow Jones U.S. Total Stock Market Index, 5% MSCI EAFE (Gross) Index, 20% Barclays Capital U.S. Aggregate Bond Index, 20% Barclays Capital U.S. Aggregate Intermediate Bond Index, 5% Barclays Capital U.S. TIPS Index, 5% Citigroup Non-U.S. Dollar World Government Bond Index, 10% Barclays Capital U.S. Government/Credit: 1-5 Years, and 20% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the Underlying Funds in which the fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.58%. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 21

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning November 1, 2008 and held through April 30, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Schwab Target 2010 Fund*
Actual Return	0.06%	$1,000	$990.70	$0.30
Hypothetical 5% Return	0.06%	$1,000	$1,024.50	$0.30

Schwab Target 2015 Fund*
Actual Return	0.05%	$1,000	$986.70	$0.25
Hypothetical 5% Return	0.05%	$1,000	$1,024.55	$0.25

Schwab Target 2020 Fund*
Actual Return	0.04%	$1,000	$988.00	$0.20
Hypothetical 5% Return	0.04%	$1,000	$1,024.60	$0.20

Schwab Target 2025 Fund*
Actual Return	0.04%	$1,000	$992.20	$0.20
Hypothetical 5% Return	0.04%	$1,000	$1,024.60	$0.20

Schwab Target 2030 Fund*
Actual Return	0.03%	$1,000	$983.10	$0.15
Hypothetical 5% Return	0.03%	$1,000	$1,024.65	$0.15

Schwab Target 2035 Fund*
Actual Return	0.02%	$1,000	$982.50	$0.10
Hypothetical 5% Return	0.02%	$1,000	$1,024.70	$0.10

Schwab Target 2040 Fund*
Actual Return	0.01%	$1,000	$974.20	$0.05
Hypothetical 5% Return	0.01%	$1,000	$1,024.74	$0.05

Schwab Retirement Income Fund
Actual Return	0.10%	$1,000	$1,012.80	$0.50
Hypothetical 5% Return	0.10%	$1,000	$1,024.30	$0.50

*	Effective April 20, 2009, the expense limitations for all classes have been reduced. See Financial Note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights; does not include expenses of underlying funds in which the Target Funds invest.

[2]	Except as otherwise noted, expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

22 Schwab Target Funds

Schwab Target 2010 Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	4/30/2009*	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.76	12.65	11.42	10.24	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.32	0.23	0.22	0.04
Net realized and unrealized gains (losses)	(0.25)	(3.73)	1.24	1.13	0.20

Total from investment operations	(0.08)	(3.41)	1.47	1.35	0.24
Less distributions:
Distributions from net investment income	(0.33)	(0.38)	(0.21)	(0.17)	—
Distributions from net realized gains	—	(0.10)	(0.03)	—	—

Total distributions	(0.33)	(0.48)	(0.24)	(0.17)	—

Net asset value at end of period	8.35	8.76	12.65	11.42	10.24

Total return (%)	(0.93)[2]	(27.87)	13.02	13.39	2.40	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.06 [4]	0.06	0.06	0.06	0.06	[4]
Gross operating expenses[3]	0.18 [4]	0.11	0.09	0.27	0.37	[4]
Net investment income (loss)	3.87 [4]	2.89	2.10	2.12	1.51	[4]
Portfolio turnover rate	40 [2]	50	1	0 [5]	—
Net assets, end of period ($ x 1,000,000)	72	80	138	62	32

* Unaudited

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 1%.

See financial notes 23

 Schwab Target 2010 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.0%	Other Investment Companies	78,900	70,932
0.7%	Short-Term Investments	520	520

99.7%	Total Investments	79,420	71,452
0.3%	Other Assets and Liabilities, Net		183

100.0%	Total Net Assets		71,635

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.0% of net assets

Equity Funds 46.5%
American Century International Growth Fund, Institutional Shares	198,632	1,436
iShares Russell 1000 Growth Index Fund	96,600	3,733
Laudus International MarketMasters Fund, Select Shares (a)	292,620	3,277
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	204,560	1,248
Laudus Mondrian International Equity Fund, Institutional Shares (a)	241,583	1,411
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	129,763	1,146
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	255,580	1,679
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	107,143	900
Schwab Core Equity Fund (a)	556,149	6,713
Schwab Dividend Equity Fund, Select Shares (a)	176,909	1,647
Schwab Global Real Estate Fund, Select Shares (a)	385,995	1,629
Schwab Institutional Select S&P 500 Fund (a)	830,276	5,745
Schwab Small-Cap Equity Fund, Select Shares (a)	282,104	2,742

		33,306

Fixed-Income Funds 46.5%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	171,549	1,796
PIMCO Total Return Fund, Institutional Shares	284,748	2,910
Schwab Inflation Protected Fund, Select Shares (a)	220,926	2,154
Schwab Premier Income Fund, Institutional Shares (a)	299,328	2,808
Schwab Short-Term Bond Market Fund (a)	744,804	6,584
Schwab Total Bond Market Fund (a)	1,951,399	17,055

		33,307

Money Fund 6.0%
Schwab Value Advantage Money Fund, Institutional Shares (a)	4,318,431	4,319

Total Other Investment Companies (Cost $78,900)		70,932

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 0.7% of net assets

Commercial Paper & Other Obligations 0.7%
Bank of America, Charlotte Time Deposit
0.03%, 05/01/09	120	120
Citibank, New York Time Deposit
0.03%, 05/01/09	200	200
Wells Fargo, San Francisco Time Deposit
0.03%, 05/01/09	200	200

Total Short-Term Investments (Cost $520)		520

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $80,396 and the unrealized appreciation and depreciation were $0 and ($8,944), respectively, with a net unrealized depreciation of ($8,944).

(a)	Issuer is affiliated with the fund’s adviser.

24 See financial notes

 Schwab Target 2010 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $71,336)		$62,853
Investments in unaffiliated issuers, at value (cost $8,084)	+	8,599

Total investments, at value (cost $79,420)		71,452
Receivables:
Fund shares sold		169
Dividends		94
Due from investment adviser	+	1

Total assets		71,716

Liabilities
Payables:
Fund shares redeemed		54
Accrued expenses	+	27

Total liabilities		81

Net Assets
Total assets		71,716
Total liabilities	−	81

Net assets		$71,635
Net Assets by Source
Capital received from investors		100,952
Net investment income not yet distributed		364
Net realized capital losses		(21,713)
Net unrealized capital losses		(7,968)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$71,635		8,577		$8.35

See financial notes 25

 Schwab Target 2010 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$1,379
Dividends received from unaffiliated underlying funds	+	20

Total investment income		1,399

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		66
Net realized losses on sales of affiliated underlying funds	+	(12,850)

Net realized losses		(12,784)

Net Unrealized Gains and Losses
Net unrealized gains from affiliated underlying funds		9,685
Net unrealized gains from unaffiliated underlying funds	+	515

Net unrealized gains		10,200

Expenses
Professional fees		19
Shareholder reports		12
Registration fees		10
Portfolio accounting fees		8
Custodian fees		8
Trustees’ fees		4
Other expenses	+	2

Total expenses		63
Expense reduction by adviser	−	43

Net expenses		20

Increase (Decrease) in Net Assets from Operations
Total investment income		1,399
Net expenses	−	20

Net investment income		1,379
Net realized losses		(12,784)
Net unrealized gains	+	10,200

Decrease in net assets from operations		($1,205)

26 See financial notes

 Schwab Target 2010 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$1,379	$3,389
Net realized losses		(12,784)	(7,835)
Net unrealized gains (losses)	+	10,200	(31,198)

Decrease in net assets from operations		(1,205)	(35,644)

Distributions to Shareholders
Distributions from net investment income		2,875	4,243
Distributions from net realized gains	+	—	1,117

Total distributions		$2,875	$5,360

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		754	$6,194	2,953	$32,660
Shares Reinvested		317	2,679	437	5,033
Shares Redeemed	+	(1,604)	(12,987)	(5,174)	(54,628)

Net transactions in fund shares		(533)	($4,114)	(1,784)	($16,935)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,110	$79,829	10,894	$137,768
Total decrease	+	(533)	(8,194)	(1,784)	(57,939)

End of period		8,577	$71,635	9,110	$79,829

Net investment income not yet distributed			$364		$1,860

See financial notes 27

Schwab Target 2015 Fund

Financial Statements

Financial Highlights

	11/1/08–		3/12/08[1]–
	4/30/2009*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	8.15		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13		0.06
Net realized and unrealized gains (losses)	(0.24)		(1.91)

Total from investment operations	(0.11)		(1.85)
Less distributions:
Distributions from net investment income	(0.16)		—

Distributions from net realized gains	0.00	[2]	—

Total distributions	(0.16)		—

Net asset value at end of period	7.88		8.15

Total return (%)	(1.33)[3]		(18.50)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[4]	0.05	[5]	0.05	[5]
Gross operating expenses[4]	1.19	[5]	1.90	[5]
Net investment income (loss)	3.62	[5]	1.87	[5]
Portfolio turnover rate	42	[3]	35	[3]
Net assets, end of period ($ x 1,000,000)	9		6

* Unaudited.

1 Commencement of operations.
2 Per-share amount was less than $0.01.
3 Not annualized.
4 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5 Annualized.

28 See financial notes

 Schwab Target 2015 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Other Investment Companies	8,858	8,561
1.1%	Short-Term Investment	93	93

99.9%	Total Investments	8,951	8,654
0.1%	Other Assets and Liabilities, Net		10

100.0%	Total Net Assets		8,664

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 98.8% of net assets

Equity Funds 56.6%
American Century International Growth Fund, Institutional Shares	28,600	207
iShares Russell 1000 Growth Index Fund	12,000	464
Laudus International MarketMasters Fund, Select Shares (a)	37,014	415
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	30,201	184
Laudus Mondrian International Equity Fund, Institutional Shares (a)	35,700	209
Laudus Rosenberg International Discovery Fund, Select Shares (a)	26,675	179
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	36,661	241
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	23,214	195
Schwab Core Equity Fund (a)	85,802	1,036
Schwab Dividend Equity Fund, Select Shares (a)	25,331	236
Schwab Global Real Estate Fund, Select Shares (a)	67,751	286
Schwab Institutional Select S&P 500 Fund (a)	125,317	867
Schwab Small-Cap Equity Fund, Select Shares (a)	39,759	386

		4,905

Fixed-Income Funds 38.8%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	20,081	210
PIMCO Total Return Fund, Institutional Shares	33,847	346
Schwab Inflation Protected Fund, Select Shares (a)	26,071	254
Schwab Premier Income Fund, Institutional Shares (a)	27,254	256
Schwab Short-Term Bond Market Fund (a)	58,644	518
Schwab Total Bond Market Fund (a)	203,722	1,781

		3,365

Money Fund 3.4%
Schwab Value Advantage Money Fund, Institutional Shares (a)	291,651	291

Total Other Investment Companies (Cost $8,858)		8,561

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.1% of net assets

Commercial Paper & Other Obligations 1.1%
Citibank, New York Time Deposit
0.03%, 05/01/09	93	93

Total Short-Term Investment (Cost $93)		93

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $9,150 and the unrealized appreciation and depreciation were $0 and ($496) respectively, with a net unrealized depreciation of ($496).

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 29

 Schwab Target 2015 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $7,901)		$7,544
Investments in unaffiliated issuers, at value (cost $1,050)	+	1,110

Total investments, at value (cost $8,951)		8,654
Receivables:
Fund shares sold		87
Dividends		9
Due from investment adviser	+	1

Total assets		8,751

Liabilities
Payables:
Investments bought		50
Fund shares redeemed		25
Accrued expenses	+	12

Total liabilities		87

Net Assets
Total assets		8,751
Total liabilities	−	87

Net assets		$8,664
Net Assets by Source
Capital received from investors		9,964
Net investment income not yet distributed		32
Net realized capital losses		(1,035)
Net unrealized capital lossess		(297)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$8,664		1,099		$7.88

30 See financial notes

 Schwab Target 2015 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$115
Dividends received from unaffiliated underlying funds	+	2

Total investment income		117

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		6
Net realized losses on sales of affiliated underlying funds	+	(975)

Net realized losses		(969)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		780
Net unrealized gains on unaffiliated underlying funds	+	60

Net unrealized gains		840

Expenses
Professional fees		19
Custodian fees		7
Portfolio accounting fees		7
Trustees’ fees		3
Registration fees		1
Other expenses	+	1

Total expenses		38
Expense reduction by adviser	−	37

Net expenses		1

Increase (Decrease) in Net Assets from Operations
Total investment income		117
Net expenses	−	1

Net investment income		116
Net realized losses		(969)
Net unrealized gains	+	840

Decrease in net assets from operations		($13)

See financial notes 31

 Schwab Target 2015 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	3/12/08*-10/31/08
Net investment income		$116	$40
Net realized losses		(969)	(64)
Net unrealized gains (losses)	+	840	(1,137)

Decrease in net assets from operations		(13)	(1,161)

Distributions to Shareholders
Distributions from net investment income		124	—
Distributions from net realized gains	+	2	—

Total distributions		$126	$-

Transactions in Fund Shares

		11/1/08-4/30/09		3/12/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		570	$4,335	900	$8,772
Shares Reinvested		15	124	—	—
Shares Redeemed	+	(212)	(1,575)	(174)	(1,692)

Net transactions in fund shares		373	$2,884	726	$7,080

Shares Outstanding and Net Assets
		11/1/08-4/30/09		3/12/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		726	$5,919	—	$-
Total increase	+	373	2,745	726	5,919

End of period		1,099	$8,664	726	$5,919

Net investment income not yet distributed			$32		$40

*	Commencement of operations.

32 See financial notes

Schwab Target 2020 Fund

Financial Statements

Financial Highlights

	11/1/08	11/1/07–	11/1/06–	11/1/05–	7/1/05[1] –
	04/30/09*	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.59	12.88	11.56	10.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.30	0.21	0.21	0.04
Net realized and unrealized gains (losses)	(0.26)	(4.11)	1.33	1.25	0.24

Total from investment operations	(0.10)	(3.81)	1.54	1.46	0.28
Less distributions:
Distributions from net investment income	(0.28)	(0.38)	(0.19)	(0.18)	—
Distributions from net realized gains	—	(0.10)	(0.03)	—	—

Total distributions	(0.28)	(0.48)	(0.22)	(0.18)	—

Net asset value at end of period	8.21	8.59	12.88	11.56	10.28

Total return (%)	(1.20)[2]	(30.59)	13.47	14.36	2.80	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.04 [4]	0.04	0.04	0.04	0.04	[4]
Gross operating expenses[3]	0.11 [4]	0.08	0.07	0.22	0.36	[4]
Net investment income (loss)	3.95 [4]	2.67	1.84	1.84	1.29	[4]
Portfolio turnover rate	40 [2]	34 [5]	—	—	—
Net assets, end of period ($ x 1,000,000)	159	163	225	84	35

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 33

 Schwab Target 2020 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.6%	Other Investment Companies	182,301	157,952
0.3%	Short-Term Investment	471	471

99.9%	Total Investments	182,772	158,423
0.1%	Other Assets and Liabilities, Net		187

100.0%	Total Net Assets		158,610

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.6% of net assets

Equity Funds 67.5%
American Century International Growth Fund, Institutional Shares	624,428	4,515
iShares Russell 1000 Growth Index Fund	260,700	10,073
Laudus International MarketMasters Fund, Select Shares (a)	870,613	9,751
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	729,978	4,453
Laudus Mondrian International Equity Fund, Institutional Shares (a)	760,687	4,442
Laudus Rosenberg International Discovery Fund, Select Shares (a)	158,028	1,062
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	349,180	3,083
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	772,722	5,077
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	446,429	3,750
Schwab Core Equity Fund (a)	1,854,569	22,385
Schwab Dividend Equity Fund, Select Shares (a)	542,406	5,050
Schwab Global Real Estate Fund, Select Shares (a)	1,504,994	6,351
Schwab Institutional Select S&P 500 Fund (a)	2,749,769	19,028
Schwab Small-Cap Equity Fund, Select Shares (a)	823,630	8,006

		107,026

Fixed-Income Funds 30.4%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	387,829	4,060
PIMCO Total Return Fund, Institutional Shares	417,202	4,264
Schwab Inflation Protected Fund, Select Shares (a)	414,012	4,037
Schwab Premier Income Fund, Institutional Shares (a)	219,395	2,058
Schwab Short-Term Bond Market Fund (a)	323,858	2,863
Schwab Total Bond Market Fund (a)	3,541,900	30,956

		48,238

Money Funds 1.7%
Schwab Value Advantage Money Fund, Institutional Shares (a)	2,687,964	2,688

Total Other Investment Companies (Cost $182,301)		157,952

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.3% of net assets

Commercial Paper & Other Obligations 0.3%
Citibank, New York Time Deposit
0.03%, 05/01/09	471	471

Total Short-Term Investment(Cost $471)		471

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $185,059 and the unrealized appreciation and depreciation were $223 and ($26,859), respectively, with a net unrealized depreciation of ($26,636).

(a)	Issuer is affiliated with the fund’s adviser.

34 See financial notes

 Schwab Target 2020 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $164,858)		$139,100
Investment in unaffiliated issuers, at value (cost $17,914)	+	19,323

Total Investments, at value (cost $182,772)		158,423
Receivables:
Dividends		145
Fund shares sold		145
Due from investment adviser	+	1

Total assets		158,714

Liabilities
Payables:
Fund shares redeemed		70
Trustees’ fees		1
Accrued expenses	+	33

Total liabilities		104

Net Assets
Total assets		158,714
Total liabilities	−	104

Net assets		$158,610
Net Assets by Source
Capital received from investors		223,329
Net investment income not yet distributed		645
Net realized capital losses		(41,015)
Net unrealized capital losses		(24,349)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$158,610		19,327		$8.21

See financial notes 35

 Schwab Target 2020 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$2,954
Dividends received from unaffiliated issuers	+	49

Total investment income		3,003

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		145
Net realized losses on sales of affiliated underlying funds	+	(27,605)

Net realized losses		(27,460)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		20,696
Net unrealized gains on unaffiliated investments	+	1,409

Net unrealized gains		22,105

Expenses
Shareholder reports		29
Professional fees		20
Registration fees		16
Portfolio accounting fees		9
Trustees’ fees		4
Custodian fees		4
Other expenses	+	2

Total expenses		84
Expense reduction by adviser	−	56

Net expenses		28

Increase (Decrease) in Net Assets from Operations
Total investment income		3,003
Net expenses	−	28

Net investment income		2,975
Net realized losses		(27,460)
Net unrealized gains	+	22,105

Decrease in net assets from operations		($2,380)

36 See financial notes

 Schwab Target 2020 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$2,975	$5,541
Net realized losses		(27,460)	(11,630)
Net unrealized gains (losses)	+	22,105	(66,226)

Decrease in net assets from operations		(2,380)	(72,315)

Distributions to Shareholders
Distributions from net investment income		5,224	6,771
Distributions from net realized gains	+	—	1,775

Total distributions		$5,224	$8,546

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		1,898	$15,016	6,200	$68,386
Shares Reinvested		614	5,079	716	8,346
Shares Redeemed	+	(2,131)	(16,621)	(5,403)	(57,658)

Net transactions in fund shares		381	$3,474	1,513	$19,074

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		18,946	$162,740	17,433	$224,527
Total increase or decrease	+	381	(4,130)	1,513	(61,787)

End of period		19,327	$158,610	18,946	$162,740

Net investment income not yet distributed			$645		$2,894

See financial notes 37

Schwab Target 2025 Fund

Financial Statements

Financial Highlights

	11/1/08–		3/12/08[1]–
	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	7.99		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13		0.05
Net realized and unrealized gains (losses)	(0.19)		(2.06)

Total from investment operations	(0.06)		(2.01)
Less distributions:
Distributions from net investment income	(0.16)		—

Net asset value at end of period	7.77		7.99

Total return (%)	(0.78)[2]		(20.10)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.04	[4]	0.04	[4]
Gross operating expenses[3]	0.77	[4]	1.27	[4]
Net investment income (loss)	3.49	[4]	1.60	[4]
Portfolio turnover rate	43	[2]	3	[2]
Net assets, end of period ($ x 1,000,000)	14		8

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.

38 See financial notes

 Schwab Target 2025 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.0%	Other Investment Companies	13,974	13,724
0.6%	Short-Term Investment	81	81

99.6%	Total Investments	14,055	13,805
0.4%	Other Assets and Liabilities, Net		52

100.0%	Total Net Assets		13,857

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.0% of net assets

Equity Funds 75.3%
American Century International Growth Fund, Institutional Shares	64,506	466
iShares Russell 1000 Growth Index Fund	24,500	947
Laudus International MarketMasters Fund, Select Shares (a)	81,563	913
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	69,942	427
Laudus Mondrian International Equity Fund, Institutional Shares (a)	79,520	464
Laudus Rosenberg International Discovery Fund, Select Shares (a)	62,761	422
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	76,260	501
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	46,088	387
Schwab Core Equity Fund (a)	180,341	2,177
Schwab Dividend Equity Fund, Select Shares (a)	53,408	497
Schwab Global Real Estate Fund, Select Shares (a)	131,773	556
Schwab Institutional Select S&P 500 Fund (a)	264,976	1,834
Schwab Small-Cap Equity Fund, Select Shares (a)	86,763	843

		10,434

Fixed-Income Funds 22.3%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	25,619	268
PIMCO Total Return Fund, Institutional Shares	30,907	316
Schwab Inflation Protected Fund, Select Shares (a)	27,766	271
Schwab Total Bond Market Fund (a)	255,908	2,237

		3,092

Money Funds 1.4%
Schwab Value Advantage Money Fund, Institutional Shares (a)	198,128	198

Total Other Investment Companies (Cost $13,974)		13,724

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.6% of net assets

Commercial Paper & Other Obligation 0.6%
Citibank, New York Time Deposit
0.03%, 05/01/09	81	81

Total Short-Term Investment(Cost $81)		81

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $14,704 and the unrealized appreciation and depreciation were $325 and ($1,224), respectively, with a net unrealized depreciation of ($899).

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 39

 Schwab Target 2025 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $12,366)		$11,995
Investments in unaffiliated issuers, at value (cost $1,689)	+	1,810

Total Investments, at value (cost $14,055)		13,805
Receivables:
Fund shares sold		157
Dividends		9
Due from investment adviser	+	1

Total assets		13,972

Liabilities
Payables:
Investments bought		105
Accrued expenses	+	10

Total liabilities		115

Net Assets
Total assets		13,972
Total liabilities	−	115

Net assets		$13,857
Net Assets by Source
Capital received from investors		15,714
Net investment income not yet distributed		40
Net realized capital losses		(1,647)
Net unrealized capital losses		(250)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$13,857		1,784		$7.77

40 See financial notes

 Schwab Target 2025 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$163
Dividends received from unaffiliated issuers	+	3

Total investment income		166

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		8
Net realized losses on sales of affiliated underlying funds	+	(1,639)

Net realized losses		(1,631)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		1,546
Net unrealized gains on unaffiliated issuers	+	121

Net unrealized gains		1,667

Expenses
Professional fees		19
Portfolio accounting fees		7
Custodian fees		5
Trustees’ fees		3
Other expenses	+	2

Total expenses		36
Expense reduction by adviser	−	35

Net expenses		1

Increase (Decrease) in Net Assets from Operations
Total investment income		166
Net expenses	−	1

Net investment income		165
Net realized losses		(1,631)
Net unrealized gains	+	1,667

Increase in net assets from operations		$201

See financial notes 41

 Schwab Target 2025 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/01/08-04/30/09	3/12/08*-10/31/08
Net investment income		$165	$51
Net realized losses		(1,631)	(16)
Net unrealized gain (losses)	+	1,667	(1,917)

Increase (Decrease) in net assets from operations		201	(1,882)

Distributions to Shareholders
Distributions from net investment income		$176	$-

Transactions in Fund Shares

		11/01/08-04/30/09		3/12/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		1,003	$7,492	1,041	$10,308
Shares Reinvested		22	174	—	—
Shares Redeemed	+	(187)	(1,397)	(95)	(863)

Net transactions in fund shares		838	$6,269	946	$9,445

Shares Outstanding and Net Assets
		11/01/08-04/30/09		3/12/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		946	$7,563	—	$-
Total increase	+	838	6,294	946	7,563

End of period		1,784	$13,857	946	$7,563

Net investment income not yet distributed			$40		$51

*	Commencement of operations.

42 See financial notes

Schwab Target 2030 Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.51	13.15	11.67	10.31	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.28	0.18	0.19	0.03
Net realized and unrealized gains (losses)	(0.29)	(4.47)	1.48	1.34	0.28

Total from investment operations	(0.14)	(4.19)	1.66	1.53	0.31
Less distributions:
Distributions from net income	(0.25)	(0.35)	(0.16)	(0.17)	—
Distributions from net realized gains	—	(0.10)	(0.02)	—	—

Total distributions	(0.25)	(0.45)	(0.18)	(0.17)	—

Net asset value at end of period	8.12	8.51	13.15	11.67	10.31

Total return (%)	(1.69)[2]	(32.83)	14.45	14.99	3.10	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.03 [4]	0.03	0.03	0.03	0.03	[4]
Gross operating expenses[3]	0.13 [4]	0.10	0.09	0.32	0.58	[4]
Net investment income (loss)	3.85 [4]	2.35	1.50	1.54	1.05	[4]
Portfolio turnover rate	44 [2]	31 [5]	—	—	—
Net assets, end of period ($ x 1,000,000)	141	129	162	56	19

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 43

 Schwab Target 2030 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.5%	Other Investment Companies	159,666	139,810
0.5%	Short-Term Investment	763	763

100.0%	Total Investments	160,429	140,573
0.0%	Other Assets and Liabilities, Net		(66)

100.0%	Total Net Assets		140,507

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.5% of net assets

Equity Funds 81.6%
American Century International Growth Fund, Institutional Shares	675,375	4,883
iShares Russell 1000 Growth Index Fund	276,000	10,665
Laudus International MarketMasters Fund, Select Shares (a)	863,265	9,669
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	735,500	4,487
Laudus Mondrian International Equity Fund, Institutional Shares (a)	823,411	4,809
Laudus Rosenberg International Discovery Fund, Select Shares (a)	265,372	1,783
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	288,700	2,549
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	788,466	5,180
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	665,851	5,593
Schwab Core Equity Fund (a)	1,957,447	23,626
Schwab Dividend Equity Fund, Select Shares (a)	559,506	5,209
Schwab Global Real Estate Fund, Select Shares (a)	1,504,444	6,349
Schwab Institutional Select S&P 500 Fund (a)	2,831,999	19,597
Schwab Small-Cap Equity Fund, Select Shares (a)	1,056,115	10,265

		114,664

Fixed-Income Funds 16.1%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	183,715	1,923
PIMCO Total Return Fund, Institutional Shares	196,368	2,007
Schwab Inflation Protected Fund, Select Shares (a)	183,140	1,786
Schwab Total Bond Market Fund (a)	1,930,270	16,871

		22,587

Money Fund 1.8%
Schwab Value Advantage Money Fund, Institutional Shares (a)	2,558,910	2,559

Total Other Investment Companies (Cost $159,666)		139,810

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.5% of net assets

Commercial Paper & Other Obligations 0.5%
Citibank, New York Time Deposit
0.03%, 05/01/09	763	763

Total Short-Term Investment (Cost $763)		763

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $164,022 and the unrealized appreciation and depreciation were $0 and ($23,449), respectively, with a net unrealized depreciation of ($23,449).

(a)	Issuer is affiliated with the fund’s adviser.

44 See financial notes

 Schwab Target 2030 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $143,507)		$122,255
Investments in unaffiliated issuers, at value (cost $16,922)	+	18,318

Total investments, at value (cost $160,429)		140,573
Receivables:
Fund shares sold		483
Dividends		83
Due from investment adviser	+	1

Total assets		141,140

Liabilities
Payables:
Investments bought		500
Fund shares redeemed		99
Trustees’ fees		1
Accrued expenses	+	33

Total liabilities		633

Net Assets
Total assets		141,140
Total liabilities	−	633

Net assets		140,507
Net Assets by Source
Capital received from investors		194,105
Net investment income not yet distributed		443
Net realized capital losses		(34,185)
Net unrealized capital losses		(19,856)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$140,507		17,298		$8.12

See financial notes 45

 Schwab Target 2030 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$2,364
Dividends received from unaffiliated underlying funds	+	41

Total investment income		2,405

Net Realized Gains and Losses
Net realized gains received from affiliated underlying funds		119
Net realized losses on sales of affiliated underlying funds	+	(25,334)

Net realized losses		(25,215)

Net Unrealized Gains and Losses
Net unrealized gains from affiliated underlying funds		19,908
Net unrealized gains from unaffiliated underlying funds	+	1,396

Net unrealized gains		21,304

Expenses
Professional fees		19
Shareholder reports		30
Registration fees		15
Portfolio accounting fees		9
Trustees’ fees		4
Custodian fees		3
Other expenses	+	2

Total expenses		82
Expense reduction by adviser	−	65

Net expenses		17

Increase (Decrease) in Net Assets from Operations
Total investment income		2,405
Net expenses	−	17

Net investment income		2,388
Net realized losses		(25,215)
Net unrealized gains	+	21,304

Decrease in net assets from operations		($1,523)

46 See financial notes

 Schwab Target 2030 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$2,388	$3,728
Net realized gains (losses)		(25,215)	(7,462)
Net unrealized gains (losses)	+	21,304	(56,219)

Decrease in net assets from operations		(1,523)	(59,953)

Distributions to Shareholders
Distributions from net investment income		3,827	4,582
Distributions from net realized gains	+	—	1,299

Total distributions		$3,827	$5,881

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		3,195	$24,797	5,714	$63,457
Shares Reinvested		458	3,740	483	5,740
Shares Redeemed	+	(1,464)	(11,276)	(3,426)	(37,045)

Net transactions in fund shares		2,189	$17,261	2,771	$32,152

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,109	$128,596	12,338	$162,278
Total increase or decrease	+	2,189	11,911	2,771	(33,682)

End of period		17,298	$140,507	15,109	$128,596

Net investment income not yet distributed			$443		$1,882

See financial notes 47

Schwab Target 2035 Fund

Financial Statements

Financial Highlights

	11/1/08–		3/12/08[1]–
	4/30/09*		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	7.76		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12		0.04
Net realized and unrealized gains (losses)	(0.26)		(2.28)

Total from investment operations	(0.14)		(2.24)
Less distributions:
Distributions from net investment income	(0.14)		—

Net asset value at end of period	7.48		7.76

Total return (%)	(1.75)[2]		(22.40)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.02	[4]	0.02	[4]
Gross operating expenses[3]	0.91	[4]	1.57	[4]
Net investment income (loss)	3.46	[4]	1.32	[4]
Portfolio turnover rate	51	[2]	7	[2]
Net assets, end of period ($ x 1,000,000)	12		6

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.

48 See financial notes

 Schwab Target 2035 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Other Investment Companies	11,505	11,454
0.6%	Short-Term Investment	72	72

99.4%	Total Investments	11,577	11,526
0.6%	Other Assets and Liabilities, Net		64

100.0%	Total Net Assets		11,590

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 98.8% of net assets

Equity Funds 86.6%
American Century International Growth Fund, Institutional Shares	61,545	445
iShares Russell 1000 Growth Index Fund	24,200	935
Laudus International MarketMasters Fund, Select Shares (a)	76,897	861
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	65,249	398
Laudus Mondrian International Equity Fund, Institutional Shares (a)	76,003	444
Laudus Rosenberg International Discovery Fund, Select Shares (a)	59,173	398
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	72,583	477
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	51,101	429
Schwab Core Equity Fund (a)	168,425	2,033
Schwab Dividend Equity Fund, Select Shares (a)	50,694	472
Schwab Global Real Estate Fund, Select Shares (a)	125,922	531
Schwab Institutional Select S&P 500 Fund (a)	253,416	1,754
Schwab Small-Cap Equity Fund, Select Shares (a)	88,933	865

		10,042

Fixed-Income Funds 10.9%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	8,063	85
PIMCO Total Return Fund, Institutional Shares	11,276	115
Schwab Inflation Protected Fund, Select Shares (a)	8,728	85
Schwab Total Bond Market Fund (a)	112,269	981

		1,266

Money Funds 1.3%
Schwab Value Advantage Money Fund, Institutional Shares (a)	146,451	146

Total Other Investment Companies (Cost $11,505)		11,454

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.6% of net assets

Commercial Paper & Other Obligation 0.6%
Bank of America, Charlotte Time Deposit
0.03%, 05/01/09	72	72

Total Short-Term Investment (Cost $72)		72

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $12,322 and the unrealized appreciation and depreciation were $0 and ($796), respectively, with a net unrealized depreciation of ($796).

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 49

 Schwab Target 2035 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $10,121)		$9,958
Investments in unaffiliated issuers, at value (cost $1,456)	+	1,568

Total Investments, at value (cost $11,577)		11,526
Receivables:
Fund shares sold		99
Dividends		5
Due from investment adviser	+	1

Total assets		11,631

Liabilities
Payables:
Investments bought		30
Fund shares redeemed		2
Accrued expenses	+	9

Total liabilities		41

Net Assets
Total assets		11,631
Total liabilities	−	41

Net assets		$11,590
Net Assets by Source
Capital received from investors		13,201
Net investment income not yet distributed		27
Net realized capital losses		(1,587)
Net unrealized capital losses		(51)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$11,590		1,549		$7.48

50 See financial notes

 Schwab Target 2035 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$134
Dividends received from unaffiliated underlying funds	+	3

Total investment income		137

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds		(1,498)
Realized capital gain distributions on affiliated underlying funds		7
Net realized gains on unaffiliated underlying funds	+	1

Net realized losses		(1,490)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		1,418
Net unrealized gains on unaffiliated underlying funds	+	112

Net unrealized gains		1,530

Expenses
Professional fees		19
Portfolio accounting fees		7
Custodian fees		5
Trustees’ fees		3
Shareholder reports		1
Other expenses	+	1

Total expenses		36
Expense reduction by adviser	−	35

Net expenses		1

Increase (Decrease) in Net Assets from Operations
Total investment income		137
Net expenses	−	1

Net investment income		136
Net realized losses		(1,490)
Net unrealized gains	+	1,530

Increase in net assets from operations		$176

See financial notes 51

 Schwab Target 2035 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	3/12/08*-10/31/08
Net investment income		$136	$34
Net realized losses		(1,490)	(97)
Net unrealized gains (losses)	+	1,530	(1,581)

Increase (Decrease) in net assets from operations		176	(1,644)

Distributions to Shareholders
Distributions from net investment income		$143	$-

Transactions in Fund Shares

		11/1/08-4/30/09		3/12/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		815	$5,811	911	$8,843
Shares Reinvested		19	141	—	—
Shares Redeemed	+	(79)	(554)	(117)	(1,040)

Net transactions in fund shares		755	$5,398	794	$7,803

Shares Outstanding and Net Assets
		11/1/08-4/30/09		3/12/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		794	$6,159	—	$-
Total increase	+	755	5,431	794	6,159

End of period		1,549	$11,590	794	$6,159

Net investment income not yet distributed			$27		$34

*	Commencement of operations.

52 See financial notes

Schwab Target 2040 Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	4/30/09*	11/30/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.48	13.45	11.83	10.36	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.28	0.17	0.19	0.02
Net realized and unrealized gains (losses)	(0.37)	(4.80)	1.62	1.45	0.34

Total from investment operations	(0.22)	(4.52)	1.79	1.64	0.36
Less distributions:
Distributions from net investment income	(0.22)	(0.36)	(0.15)	(0.17)	—
Distributions from net realized gains	—	(0.09)	(0.02)	—	—

Total distributions	(0.22)	(0.45)	(0.17)	(0.17)	—

Net asset value at end of period	8.04	8.48	13.45	11.83	10.36

Total return (%)	(2.58)[2]	(34.60)	15.32	16.06	3.60	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.01 [4]	0.01	0.01	0.01	0.01	[4]
Gross operating expenses[3]	0.19 [4]	0.15	0.13	0.48	1.10	[4]
Net investment income (loss)	3.79 [4]	2.22	1.19	1.26	0.80	[4]
Portfolio turnover rate	45 [2]	36 [5]	—	1	—
Net assets, end of period ($ x 1,000,000)	110	94	118	34	9

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 53

 Schwab Target 2040 Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.3%	Other Investment Companies	124,906	109,383
0.3%	Short-Term Investment	343	343

99.6%	Total Investments	125,249	109,726
0.4%	Other Assets and Liabilities, Net		433

100.0%	Total Net Assets		110,159

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.3% of net assets

Equity Funds 90.4%
American Century International Growth Fund, Institutional Shares	615,083	4,447
iShares Russell 1000 Growth Index Fund	236,800	9,150
Laudus International MarketMasters Fund, Select Shares (a)	757,334	8,482
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	645,201	3,936
Laudus Mondrian International Equity Fund, Institutional Shares (a)	750,862	4,385
Laudus Rosenberg International Discovery Fund, Select Shares (a)	263,379	1,770
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	229,358	2,025
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	705,004	4,632
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	550,565	4,625
Schwab Core Equity Fund (a)	1,730,423	20,886
Schwab Dividend Equity Fund, Select Shares (a)	503,040	4,683
Schwab Global Real Estate Fund, Select Shares (a)	1,290,578	5,446
Schwab Institutional Select S&P 500 Fund (a)	2,389,802	16,538
Schwab Small-Cap Equity Fund, Select Shares (a)	877,092	8,525

		99,530

Fixed-Income Funds 7.1%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	55,738	584
PIMCO Total Return Fund, Institutional Shares	78,576	803
Schwab Inflation Protected Fund, Select Shares (a)	63,365	618
Schwab Total Bond Market Fund (a)	670,170	5,857

		7,862

Money Funds 1.8%
Schwab Value Advantage Money Fund, Institutional Shares (a)	1,990,619	1,991

Total Other Investment Companies (Cost $124,906)		109,383

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.3% of net assets

Other Investment Company 0.3%
Citibank, New York Time Deposit
0.03%, 05/01/09	343	343

Total Short-Term Investment (Cost $343)		343

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09 the tax basis cost of the fund’s investments was $129,019 and the unrealized appreciation and depreciation were $2,168 and ($21,461) respectively, with a net unrealized depreciation of ($19,293).

(a)	Issuer is affiliated with the fund’s adviser.

54 See financial notes

 Schwab Target 2040 Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $111,700)		$94,983
Investments in unaffiliated issuers, at value (cost $13,549)	+	14,743

Total Investments, at value (cost $125,249)		109,726
Receivables:
Fund shares sold		648
Dividends		39
Due from investment adviser	+	1

Total assets		110,414

Liabilities
Payables:
Investments bought		200
Fund shares redeemed		14
Accrued expenses	+	41

Total liabilities		255

Net Assets
Total assets		110,414
Total liabilities	−	255

Net assets		$110,159
Net Assets by Source
Capital received from investors		153,180
Net investment income not yet distributed		261
Net realized capital losses		(27,759)
Net unrealized capital losses		(15,523)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$110,159		13,696		$8.04

See financial notes 55

 Schwab Target 2040 Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$1,713
Dividends received from unaffiliated underlying funds	+	32

Total investment income		1,745

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		88
Net realized losses on sales of affiliated underlying funds	+	(19,860)

Net realized losses		(19,772)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		15,474
Net unrealized gains on unaffiliated underlying funds	+	1,194

Net unrealized gains		16,668

Expenses
Shareholder reports		40
Professional fees		19
Registration fees		13
Portfolio accounting fees		8
Trustees’ fees		4
Custodian fees		3
Other expenses	+	2

Total expenses		89
Expense reduction by adviser	−	85

Net expenses		4

Increase (Decrease) in Net Assets from Operations
Total investment income		1,745
Net expenses	−	4

Net investment income		1,741
Net realized losses		(19,772)
Net unrealized gains	+	16,668

Decrease in net assets from operations		($1,363)

56 See financial notes

 Schwab Target 2040 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$1,741	$2,540
Net realized losses		(19,772)	(6,815)
Net unrealized gains (losses)	+	16,668	(42,552)

Decrease in net assets from operations		(1,363)	(46,827)

Distributions to Shareholders
Distributions from net investment income		2,541	3,281
Distributions from net realized gains	+	—	851

Total distributions		$2,541	$4,132

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		3,180	$24,283	4,826	$54,153
Shares Reinvested		308	2,487	336	4,043
Shares Redeemed	+	(836)	(6,327)	(2,902)	(31,780)

Net transactions in fund shares		2,652	$20,443	2,260	$26,416

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,044	$93,620	8,784	$118,163
Total increase or decrease	+	2,652	16,539	2,260	(24,543)

End of period		13,696	$110,159	11,044	$93,620

Net investment income not yet distributed			$261		$1,061

See financial notes 57

Schwab Retirement Income Fund

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.49		10.44	10.19	9.90	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16		0.38	0.45	0.41	0.11
Net realized and unrealized gains (losses)	(0.05)		(1.89)	0.25	0.32	(0.09)

Total from investment operations	0.11		(1.51)	0.70	0.73	0.02
Less distributions:
Distributions from net investment income	(0.17)		(0.40)	(0.45)	(0.41)	(0.12)
Distributions from net realized gains	—		(0.04)	—	(0.03)	—

Total distributions	(0.17)		(0.44)	(0.45)	(0.44)	(0.12)

Net asset value at end of period	8.43		8.49	10.44	10.19	9.90

Total return (%)	1.28	[2]	(14.96)	6.98	7.52	0.16	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.10	[4]	0.10	0.10	0.10	0.10	[4]
Gross operating expenses[3]	0.21	[4]	0.15	0.15	0.36	0.64	[4]
Net investment income (loss)	3.95	[4]	3.98	4.43	4.20	3.40	[4]
Portfolio turnover rate	18	[2]	95 [5]	—	1	—
Net assets, end of period ($ x 1,000,000)	51		53	68	36	14

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

58 See financial notes

 Schwab Retirement Income Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.1%	Other Investment Companies	56,085	50,851
0.7%	Short-Term Investment	353	353

99.8%	Total Investments	56,438	51,204
0.2%	Other Assets and Liabilities, Net		100

100.0%	Total Net Assets		51,304

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.1% of net assets

Equity Funds 21.3%
Laudus International MarketMasters Fund, Select Shares (a)	251,673	2,819
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares (a)	612,765	4,026
Schwab Dividend Equity Fund, Select Shares (a)	436,860	4,067

		10,912

Fixed-Income Funds 58.8%
Laudus Mondrian International Fixed Income Fund, Institutional Shares (a)	241,969	2,533
Schwab Inflation Protected Fund, Select Shares (a)	251,139	2,449
Schwab Premier Income Fund, Institutional Shares (a)	1,079,774	10,128
Schwab Short Term Bond Market Fund (a)	567,950	5,021
Schwab Total Bond Market Fund (a)	1,151,441	10,063

		30,194

Money Funds 19.0%
Schwab Value Advantage Money Fund, Institutional Shares (a)	9,744,689	9,745

Total Other Investment Companies (Cost $56,085)		50,851

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 0.7% of net assets

Commercial Paper & Other Obligations 0.7%
Bank of America, Charlotte Time Deposit
0.03%, 05/01/09	53	53
Citbank, New York Time Deposit
0.03%, 05/01/09	150	150
Wells Fargo, San Francisco Time Deposit
0.03%, 05/01/09	150	150

Total Short-Term Investments (Cost $353)		353

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $56,579, and the unrealized appreciation and depreciation were $114 and ($5,489), respectively, with a net unrealized depreciation of ($5,375).

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 59

 Schwab Retirement Income Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $56,085)		$50,851
Investments in unaffiliated issuers, at value (cost $353)	+	353

Total investments, at value (cost $56,438)		51,204
Receivables:
Dividends		114
Fund shares sold		83
Due from investment adviser	+	1

Total assets		51,402

Liabilities
Payables:
Fund shares redeemed		44
Distributions to shareholders		35
Accrued expenses	+	19

Total liabilities		98

Net Assets
Total assets		51,402
Total liabilities	−	98

Net assets		$51,304
Net Assets by Source
Capital received from investors		63,306
Distributions in excess of net investment income		(15)
Net realized capital losses		(6,753)
Net unrealized capital losses		(5,234)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$51,304		6,088		$8.43

60 See financial notes

 Schwab Retirement Income Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$1,033

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds		(766)
Realized capital gain distributions received from affiliated underlying funds	+	24

Net realized losses		(742)

Net Unrealized Gains and Losses
Net unrealized gains from affiliated underlying funds		247

Expenses
Professional fees		19
Registration fees		11
Portfolio accounting fees		8
Shareholder reports		6
Trustees’ fees		4
Custodian fees		4
Other expenses	+	1

Total expenses		53
Expense reduction by adviser	−	27

Net expenses		26

Increase (Decrease) in Net Assets from Operations
Total investment income		1,033
Net expenses	−	26

Net investment income		1,007
Net realized losses		(742)
Net unrealized gains	+	247

Increase in net assets from operations		$512

See financial notes 61

 Schwab Retirement Income Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08 -4/30/09	11/1/07 -10/31/08
Net investment income		$1,007	$2,638
Net realized losses		(742)	(5,921)
Net unrealized gains (losses)	+	247	(6,932)

Increase (Decrease) in net assets from operations		512	(10,215)

Distributions to Shareholders
Distributions from net investment income		1,026	2,719
Distributions from net realized gains	+	—	270

Total distributions		$1,026	$2,989

Transactions in Fund Shares

		11/1/08 -4/30/09		11/1/07 -10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		1,429	$11,990	3,588	$35,115
Shares Reinvested		84	704	224	2,173
Shares Redeemed	+	(1,637)	(13,628)	(4,137)	(39,548)

Net transactions in fund shares		(124)	($934)	(325)	($2,260)

Shares Outstanding and Net Assets
		11/1/08 -4/30/09		11/1/07 -10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,212	$52,752	6,537	$68,216
Total decrease	+	(124)	(1,448)	(325)	(15,464)

End of period		6,088	$51,304	6,212	$52,752

Distributions in excess of net investment income/			($15)		$4
Net investment income not yet distributed

62 See financial notes

 Schwab Target Funds

Financial Notes, unaudited

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab S&P 500 Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

The Schwab Target Funds are “fund of funds”. Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab Funds and Laudus Funds (underlying funds) in accordance with its target portfolio allocation (however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures). Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

The funds offer one share class. Shares are bought and sold (subject to a redemption fee, see Note 8) at net asset value, or closing NAV, which is the price for all outstanding shares of a fund or share class. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports which are filed with the SEC.

(a) Security Valuation:

The funds value the investment in underlying funds every business day. The funds use the following policies to value these investments:

•	Underlying funds: valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act for a given day.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

 63

 Schwab Target Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds .

(d) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year, except for the Retirement Income Fund, which makes income distributions monthly.

(f) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(i) Accounting Pronouncements:

The funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective November 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.

64

 Schwab Target Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Various inputs are used in determining the value of the funds’ investments. SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of April 30, 2009:

	Target 2010 Fund		Target 2015 Fund		Target 2020 Fund
		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*

Level 1	$70,932	$—	$8,561	$—	$157,952	$—
Level 2	520	—	93	—	471	—
Level 3	—	—	—	—	—	—

Total	$71,452	$—	$8,654	$—	$158,423	$—

	Target 2025 Fund		Target 2030 Fund		Target 2035 Fund
		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*

Level 1	$13,724	$—	$139,810	$—	$11,454	$—
Level 2	81	—	763	—	72	—
Level 3	—	—	—	—	—	—

Total	$13,805	$—	$140,573	$—	$11,526	$—

	Target 2040 Fund		Retirement Income Fund
		Other		Other
	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments*	in Securities	Instruments*

Level 1	$109,383	$—	$50,851	$—
Level 2	343	—	353	—
Level 3	—	—	—	—

Total	$109,726	$—	$51,204	$—

*	The funds had no Other Financial Instruments.

In April 2009, the FASB issued FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP No. 157-4 on the funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning

 65

 Schwab Target Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

after November 15, 2008. SFAS No. 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the funds’ financial statement disclosures.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below:

The prices of common stocks and other equity-type securities held by the funds may decline in response to certain events, including those directly involving issuers of these securities; adverse conditions affecting the general economy; overall market declines; world political, social, and economic instability; and currency fluctuations.

The values of, and the income generated by, most debt securities held by the funds, if any, may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the funds’ portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs may be higher than those involved in domestic transactions. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Please refer to the Funds’ prospectus for a complete description of the principal risks of investing in the Funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s transfer agent and shareholder services agent.

The underlying funds pay fees to the investment adviser for advisory and administrative services and to Schwab for transfer agent and shareholder services. The funds are not charged such fees directly. These fees are included in the net asset value of the

66

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

underlying funds. CSIM and Schwab have made agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses through February 27, 2011, as follows:

Target 2010 Fund	0.00%
Target 2015 Fund	0.00%
Target 2020 Fund	0.00%
Target 2025 Fund	0.00%
Target 2030 Fund	0.00%
Target 2035 Fund	0.00%
Target 2040 Fund	0.00%
Retirement Income Fund	0.10%

Prior to April 20, 2009, the net operating expense limitation (excluding interest, taxes, and certain non-routine expenses) for each of the funds listed below was:

Target 2010 Fund	0.06%
Target 2015 Fund	0.05%
Target 2020 Fund	0.04%
Target 2025 Fund	0.04%
Target 2030 Fund	0.03%
Target 2035 Fund	0.02%
Target 2040 Fund	0.01%

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expense, which are indirect expenses incurred by a fund through its investments in the underlying funds.

 67

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of April 30, 2009, the percentages of shares of other related funds owned by each Target Fund are:

	Target	Target		Target	Target	Target	Target		Target	Retirement
	2010	2015		2020	2025	2030	2035		2040	Income
	Fund	Fund		Fund	Fund	Fund	Fund		Fund	Fund

Schwab Active Equity Funds:
Core Equity Fund	0.5%		0.1%	1.7%	0.2%	1.8%		0.2%	1.6%	—
Dividend Equity Fund	0.1%	—*		0.5%	—*	0.5%	—*		0.4%	0.4%
Small-Cap Equity Fund	1.5%		0.2%	4.3%	0.5%	5.6%		0.5%	4.6%	—
Schwab Equity Index Fund:
Institutional Select S&P 500 Fund	0.2%	—*		0.8%	0.1%	0.8%		0.1%	0.7%	—
Laudus MarketMasters Funds:
International MarketMasters Fund	0.3%	—*		0.8%	0.1%	0.8%		0.1%	0.7%	0.2%
Small-Cap MarketMasters Fund	0.3%		0.1%	1.0%	0.1%	1.6%		0.1%	1.3%	—
Laudus Rosenberg Funds:
U.S. Large Capitalization Value Fund	7.3%		1.0%	22.1%	2.2%	22.5%		2.1%	20.1%	17.5%
International Discovery Fund	—		0.1%	0.4%	0.2%	0.7%		0.2%	0.7%	—
International Small Capitalization Fund	0.3%		—	0.8%	—	0.7%		—	0.5%	—
Mondrian Emerging Markets Fund	3.7%		0.5%	13.2%	1.3%	13.3%		1.2%	11.7%	—
Mondrian International Fixed Income Fund	1.7%		0.2%	3.8%	0.2%	1.8%		0.1%	0.5%	2.4%
Mondrian International Equity Fund	3.8%		0.6%	12.0%	1.3%	13.0%		1.2%	11.9%	—
Schwab Bond Funds:
Premier Income Fund	1.4%		0.1%	1.0%	—	—		—	—	5.0%
Short-Term Bond Market Fund	2.5%		0.2%	1.1%	—	—		—	—	1.9%
Total Bond Market Fund	1.8%		0.2%	3.3%	0.2%	1.8%		0.1%	0.6%	1.1%
Inflation Protected Fund	0.8%		0.1%	1.6%	0.1%	0.7%	—*		0.2%	1.0%
Global Real Estate Fund	1.7%		0.3%	6.6%	0.6%	6.6%		0.5%	5.6%	—
Schwab Money Funds:
Value Advantage Money Fund	—*	—*		—*	—*	—*	—*		—*	—*

* Less than 0.05%

68

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Below is a summary of the affiliated transactions for each underlying fund during the period ended April 30, 2009:

Target 2010 Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	550,465	72,880	330,725	292,620	$3,277	($2,821)	$320
Laudus Mondrian Emerging Markets Fund, Institutional Shares	239,842	35,230	70,512	204,560	1,248	(300)	22
Laudus Mondrian International Equity Fund, Institutional Shares	—	241,583	—	241,583	1,411	—	—
Laudus Rosenberg International Small Capitalization Fund, Institutional Shares	147,397	4,519	22,153	129,763	1,146	(216)	42
Laudus Rosenberg U.S. Discovery Fund, Institutional Shares	132,319	13,142	145,461	—	—	(879)	21
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Institutional Shares	601,215	44,866	646,081	—	—	(1,939)	56
Laudus Rosenberg U.S. Large Capitalization Value Fund, Institutional Shares	143,791	127,587	15,798	255,580	1,679	(26)	19
Laudus Small-Cap MarketMasters Fund, Select Shares	—	107,143	—	107,143	900	—	—
Schwab Core Equity Fund	1,275,440	61,717	781,008	556,149	6,713	(4,241)	283
Schwab Dividend Equity Fund, Select Shares	319,820	1,926	144,837	176,909	1,647	(438)	31
Schwab Global Real Estate Fund, Select Shares	434,675	54,519	103,199	385,995	1,629	(367)	19
Schwab Institutional Select S&P 500 Fund	—	830,276	—	830,276	5,745	—	—
Schwab Small-Cap Equity Fund, Select Shares	288,597	12,378	28,871	282,104	2,742	(234)	1
Laudus Mondrian International Fixed Income Fund, Institutional Shares	383,905	6,459	218,815	171,549	1,796	63	80
Schwab Inflation Protected Fund, Select Shares	404,494	2,470	186,038	220,926	2,154	(233)	22
Schwab Premier Income Fund, Institutional Shares	—	299,328	—	299,328	2,808	—	5
Schwab Short-Term Bond Market Fund	99,635	661,799	16,630	744,804	6,584	(5)	22
Schwab Total Bond Market Fund	2,944,018	74,100	1,066,719	1,951,399	17,055	(1,214)	477
Schwab Value Advantage Money Fund, Institutional Shares	4,757,731	525,700	965,000	4,318,431	4,319	—	25

Total					$62,853	($12,850)	$1,445

 69

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2015 Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	49,320	21,006	33,312	37,014	$415	($260)	$29
Laudus Mondrian Emerging Markets Fund, Institutional Shares	27,973	5,670	3,442	30,201	184	(15)	2
Laudus Mondrian International Equity Fund, Institutional Shares	—	35,700	—	35,700	209	—	—
Laudus Rosenberg International Discovery Fund, Institutional Shares	20,202	9,517	3,044	26,675	179	(17)	3
Laudus Rosenberg U.S. Discovery Fund, Institutional Shares	12,775	4,902	17,677	—	—	(55)	2
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Institutional Shares	50,765	18,697	69,842	—	—	(148)	5
Laudus Rosenberg U.S. Large Capitalization Value Fund, Institutional Shares	21,238	15,423	—	36,661	241	—	2
Laudus Small-Cap MarketMasters Fund, Select Shares	—	23,214	—	23,214	195	—	—
Schwab Core Equity Fund	103,207	48,520	65,925	85,802	1,036	(400)	24
Schwab Dividend Equity Fund, Select Shares	15,600	9,731	—	25,331	236	—	3
Schwab Global Real Estate Fund, Select Shares	43,919	23,832	—	67,751	286	—	2
Schwab Institutional Select S&P 500 Fund	—	125,317	—	125,317	867	—	—
Schwab Small-Cap Equity Fund, Select Shares	27,239	15,725	3,205	39,759	386	(18)	—
Laudus Mondrian International Fixed Income Fund, Institutional Shares	20,812	5,100	5,831	20,081	210	(4)	5
Schwab Inflation Protected Fund, Select Shares	21,813	7,437	3,179	26,071	254	(4)	2
Schwab Premier Income Fund, Institutional Shares	—	27,254	—	27,254	256	—	1
Schwab Short-Term Bond Market Fund	8,719	56,154	6,229	58,644	518	(3)	2
Schwab Total Bond Market Fund	178,165	107,728	82,171	203,722	1,781	(51)	37
Schwab Value Advantage Money Fund, Institutional Shares	241,389	156,262	106,000	291,651	291	—	2

Total					$7,544	($975)	$121

70

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2020 Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	1,379,210	250,248	(758,845)	870,613	$9,751	($7,207)	$798
Laudus Small Cap MarketMasters Fund, Select Shares	—	446,429	—	446,429	3,750	—	—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	638,581	143,032	(51,635)	729,978	4,453	(216)	60
Laudus Mondrian International Equity Fund, Institutional Shares	—	760,687	—	760,687	4,442	—	—
Laudus Rosenberg International Discovery Fund, Select Shares	44,834	113,194	—	158,028	1,062	—	13
Laudus Rosenberg International Small Capitalization Fund, Select Shares	315,819	33,361	—	349,180	3,083	—	90
Laudus Rosenberg U.S. Discovery Fund, Select Shares	324,865	68,073	(392,938)	—	—	(2,180)	48
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	1,382,380	216,758	(1,599,138)	—	—	(5,098)	137
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	326,797	445,925	—	772,722	5,077	—	45
Schwab Core Equity Fund	3,049,538	272,751	(1,467,720)	1,854,569	22,385	(9,195)	700
Schwab Dividend Equity Fund, Select Shares	742,750	36,666	(237.010)	542,406	5,050	(755)	75
Schwab Institutional Select S&P 500 Fund	—	2,749,769	—	2,749,769	19,028	—	—
Schwab Global Real Estate Fund, Select Shares	1,519,811	7,554	(22,371)	1,504,994	6,351	(87)	60
Schwab Small-Cap Equity Fund, Select Shares	672,043	226,034	(74,447)	823,630	8,006	(695)	4
Laudus Mondrian International Fixed Income Fund, Institutional Shares	621,052	12,290	(245,513)	387,629	4,060	(83)	151
Schwab Inflation Protected Fund, Select Shares	660,447	4,571	(251,006)	414,012	4,037	(305)	41
Schwab Short-Term Bond Market Fund	108,268	215,590	—	323,858	2,863	—	19
Schwab Total Bond Market Fund	5,036,056	49,708	(1,543,864)	3,541,900	30,956	(1,784)	837
Schwab Premier Income Fund, Institutional Shares	—	219,395	—	219,395	2,058	—	4
Schwab Value Advantage Money Fund, Institutional Shares	4,088,037	19,927	(1,420,000)	2,687,964	2,688	—	17

Total					$139,100	($27,605)	$3,099

 71

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2025 Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	67,350	79,529	(65,316)	81,563	$913	($459)	$46
Laudus Small Cap MarketMasters Fund, Select Shares	—	46,088	—	46,088	387	—	—
Laudus Mondrian International Equity Fund, Institutional Shares	—	81,277	(1,757)	79,520	464	—* *	—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	34,640	37,844	(2,542)	69,942	427	(11)	3
Laudus Rosenberg International Discovery Fund, Institutional Shares	26,388	40,178	(3,805)	62,761	422	(22)	5
Laudus Rosenberg U.S. Discovery Fund, Institutional Shares	16,763	11,770	(28,533)	—	—	(91)	3
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Institutional Shares	72,177	42,469	(114,646)	—	—	(254)	8
Laudus Rosenberg U.S. Large Capitalization Value Fund, Institutional Shares	26,790	49,470	—	76,260	501	—	3
Schwab Core Equity Fund	149,066	153,168	(121,893)	180,341	2,177	(721)	38
Schwab Institutional Select S&P 500 Fund	—	272,372	(7,396)	264,976	1,834	1
Schwab Dividend Equity Fund, Select Shares	23,787	29,821	—	53,408	497	—	5
Schwab Global Real Estate Fund, Select Shares	55,837	78,357	(2,421)	131,773	556	(10)	4
Schwab Small-Cap Equity Fund, Select Shares	36,649	52,785	(2,671)	86,763	843	(16)	—* *
Laudus Mondrian International Fixed Income Fund, Institutional Shares	23,671	6,753	(4,805)	25,619	268	(4)	7
Schwab Inflation Protected Fund, Select Shares	24,844	8,535	(5,613)	27,766	271	(5)	2
Schwab Short-Term Bond Market Fund	15,715	11,274	(26,989)	—	—	(7)	2
Schwab Total Bond Market Fund	187,597	130,148	(61,837)	255,908	2,237	(40)	44
Schwab Value Advantage Money Fund, Institutional Shares	165,598	82,530	(50,000)	198,128	198	—	1

Total					$11,995	($1,639)	$171

** Less than $1.

72

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2030 Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	1,246,584	349,841	(733,160)	863,265	$9,669	($7,813)	$727
Laudus Small-Cap MarketMasters Fund, Select Shares	—	665,851	—	665,851	5,593	—	—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	558,030	177,470	—	735,500	4,487	—	56
Laudus Rosenberg International Discovery Fund, Select Shares	46,133	219,239	—	265,372	1,783	—	16
Laudus Rosenberg International Small Capitalization Fund, Select Shares	280,079	8,621	—	288,700	2,549	—	80
Laudus Rosenberg U.S. Discovery Fund, Select Shares	313,747	69,315	(383,062)	—	—	(2,226)	54
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	1,141,620	285,150	(1,426,770)	—	—	(4,333)	117
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	235,294	553,172	—	788,466	5,180	—	38
Schwab Core Equity Fund	2,495,466	741,936	(1,279,955)	1,957,447	23,626	(8,370)	583
Schwab Dividend Equity Fund, Select Shares	602,438	148,499	(191,431)	559,506	5,209	(655)	65
Schwab Global Real Estate Fund, Select Shares	1,527,899	31,130	(54,585)	1,504,444	6,349	(181)	59
Schwab Small-Cap Equity Fund, Select Shares	682,647	373,468	—	1,056,115	10,265	—	4
Laudus Mondrian International Equity Fund, Institutional Shares	—	823,411	—	823,411	4,809	—	—
Laudus Mondrian International Fixed Income Fund, Institutional Shares	369,106	7,909	(193,300)	183,715	1,923	(32)	97
Schwab Inflation Protected Fund, Select Shares	386,869	2,753	(206,482)	183,140	1,786	(175)	25
Schwab Short-Term Bond Market Fund	53,997	78,775	(132,772)	—	—	(35)	14
Schwab Total Bond Market Fund	3,262,393	54,617	(1,386,740)	1,930,270	16,871	(1,514)	534
Schwab Value Advantage Money Fund, Institutional Shares	3,752,916	415,994	(1,610,000)	2,558,910	2,559	—	14
Schwab Institutional Select S&P 500 Fund	—	2,831,999	—	2,831,999	19,597	—	—

Total					$122,255	($25,334)	$2,483

 73

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2035 Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	63,586	65,144	(51,833)	76,897	$861	($395)	$42
Laudus Small-Cap MarketMasters Fund, Select Shares	—	51,101	—	51,101	429	—	—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	31,082	38,404	(4,237)	65,249	398	(18)	4
Laudus Rosenberg International Discovery Fund, Select Shares	25,048	38,691	(4,566)	59,173	398	(26)	5
Laudus Rosenberg U.S. Discovery Fund, Select Shares	14,559	14,575	(29,134)	—	—	(79)	3
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	64,994	36,195	(101,189)	—	—	(215)	7
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	26,913	51,105	(5,435)	72,583	477	(23)	2
Schwab Institutional Select S&P 500	—	275,605	(22,189)	253,416	1,754	2	—
Schwab Core Equity Fund	132,207	131,902	(95,884)	168,425	2,033	(573)	35
Schwab Dividend Equity Fund, Select Shares	20,696	34,341	(4,343)	50,694	472	(22)	5
Schwab Global Real Estate Fund, Select Shares	53,583	82,024	(9,685)	125,922	531	(41)	4
Schwab Small-Cap Equity Fund, Select Shares	35,369	61,042	(7,478)	88,933	865	(43)	—* *
Laudus Mondrian International Fixed Income Fund, Institutional Shares	13,912	4,569	(10,418)	8,063	85	(5)	4
Laudus Mondrian International Equity Fund, Institutional Shares	—	80,397	(4,394)	76,003	444	—	—
Schwab Inflation Protected Fund, Select Shares	14,590	5,379	(11,241)	8,728	85	(8)	1
Schwab Short-Term Bond Market Fund	9,952	2,351	(12,303)	—	—	(5)	1
Schwab Total Bond Market Fund	116,399	76,408	(80,538)	112,269	981	(47)	27
Schwab Value Advantage Money Fund, Institutional Shares	136,704	80,747	(71,000)	146,451	146	—	1

Total					$9,959	($1,498)	$141

**	Less than $1.

74

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2040 Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	1,016,324	353,912	612,902	757,334	$8,482	($6,033)	$582
Laudus Mondrian Emerging Markets Fund, Institutional Shares	476,641	168,560	—	645,201	3,936	—	44
Laudus Rosenberg International Discovery Fund, Select Shares	63,963	199,416	—	263,379	1,770	—	14
Laudus Rosenberg International Small Capitalization Fund, Select Shares	222,510	6,848	—	229,358	2,025	—	63
Laudus Rosenberg U.S., Discovery Fund, Select Shares	244,185	86,069	330,254	—	—	(1,655)	41
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	998,871	167,270	1,166,141	—	—	(3,500)	95
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	265,523	439,481	—	705,004	4,632	—	30
Schwab Core Equity Fund	2,057,732	654,549	981,858	1,730,423	20,886	(6,932)	466
Schwab Dividend Equity Fund, Select Shares	487,698	133,847	118,505	503,040	4,683	(405)	57
Schwab Global Real Estate Fund, Select Shares	1,152,945	158,775	21,142	1,290,578	5,446	(74)	48
Schwab Small-Cap Equity Fund, Select Shares	567,786	309,306	—	877,092	8,525	—	3
Laudus Mondrian International Fixed Income Fund, Institutional Shares	196,215	4,218	144,695	55,738	584	(10)	52
Schwab Inflation Protected Fund, Select Shares	206,047	1,472	144,154	63,365	618	(124)	13
Schwab Short-Term Bond Market Fund	108,268	905	109,173	—	—	(51)	15
Schwab Total Bond Market Fund	1,580,662	67,032	977,524	670,170	5,857	(1,076)	268
Schwab Value Advantage Money Fund, Institutional Shares	2,379,499	411,120	800,000	1,990,619	1,991	—	10
Schwab Institutional Select S&P 500 Fund	—	2,389,802	—	2,389,602	16,538	—	—
Laudus Small-Cap MarketMasters Fund, Select Shares	—	550,565	—	550,565	4,625	—	—
Laudus Mondrian International Equity Fund, Institutional Shares	—	750,862	—	750,862	4,385	—	—

Total					$94,983	($19,860)	$1,801

 75

 Schwab Target Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Retirement Income Fund:

						Realized	Distribution
	Balance of			Balance of		Gain (Loss)	Received*
	Shares Held	Gross	Gross	Shares Held	Market Value	11/01/2008	11/01/2008
Underlying Fund	at 10/31/08	Additions	Sales	at 04/30/2009	at 04/30/2009	to 04/30/2009	to 04/30/2009

Laudus International MarketMasters Fund, Select Shares	171,976	79,697	—	251,673	$2,819	$—	$124
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	274,510	338,255	—	612,765	4,026	—	37
Schwab Dividend Equity Fund, Select Shares	503,864	60,617	127,621	436,860	4,067	(341)	60
Laudus Mondrian International Fixed Income Fund, Institutional Shares	331,778	7,507	97,316	241,969	2,533	68	91
Schwab Inflation Protected Fund, Select Shares	342,186	2,580	93,627	251,139	2,449	(99)	23
Schwab Premier Income Fund, Institutional Shares	1,241,778	58,338	220,342	1,079,774	10,128	(180)	376
Schwab Short-Term Bond Market Fund	162,432	405,518	—	567,950	5,021	—	61
Schwab Total Bond Market Fund	1,291,455	59,361	199,375	1,151,441	10,063	(214)	227
Schwab Value Advantage Money Fund, Institutional Shares	11,610,636	459,053	2,325,000	9,744,689	9,745	—	58

Total					$50,851	($766)	$1,057

* Distribution received include distributions from net investment income and from capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit for the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

76

 Schwab Target Funds

Financial Notes, unaudited (continued)

7.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended April 30, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Target 2010 Fund	$28,684	$35,141
Target 2015 Fund	5,604	2,728
Target 2020 Fund	63,059	61,803
Target 2025 Fund	10,524	4,151
Target 2030 Fund	72,218	55,952
Target 2035 Fund	9,498	4,090
Target 2040 Fund	61,488	42,575
Retirement Income Fund	9,092	9,475

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds, except the Schwab Retirement Income Fund, charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(11/01/08-04/30/09)	(11/01/07-10/31/08)*

Target 2010 Fund	$6	$24
Target 2015 Fund	3	4
Target 2020 Fund	5	16
Target 2025 Fund	2	4
Target 2030 Fund	11	9
Target 2035 Fund	1	2
Target 2040 Fund	7	18

* (3/12/08-10/31/08) for the Target 2015, Target 2025 and Target 2035 Funds

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2008, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040	Retirement
Expire	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Income Fund

2016	$7,968	$—	$10,682	$—	$6,716	$—	$6,366	$5,956

Total	$7,968	$—	$10,682	$—	$6,716	$—	$6,366	$5,956

As of October 31, 2008, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and State purposes, four years from the date of filing), as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2008, the funds did not incur any interest or penalties.

 77

 Schwab Target Funds

Financial Notes, unaudited (continued)

10. Subsequent Event:

The Board of Trustees of the Trust (the “Board”) has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the Schwab Retirement Income Fund into the Schwab Monthly Income Enhanced Payout Fund. On or about June 16, 2009, the Retirement Income Fund will transfer its assets and liabilities to the Monthly Income Enhanced Payout Fund, and subsequently distribute those Monthly Income Enhanced Payout Fund shares to shareholders of the Retirement Income Fund (the “Reorganization”). After the Reorganization is completed, shareholders of the Retirement Income Fund will become shareholders of the Monthly Income Enhanced Payout Fund. The Reorganization is intended to be tax-free: this means that it is intended that the Retirement Income Fund’s shareholders will become shareholders of the Monthly Income Enhanced Payout Fund without realizing any gain or loss for federal income tax purposes.

78

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of April 30, 2009, the Fund Complex included 83 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

 79

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

80

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Capital Trust since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 81

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

82

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2008 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR34720-03

Semiannual report dated April 30, 2009 enclosed.

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

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Semiannual Report April 30, 2009

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm
Laudus U.S. MarketMasters Fundtm
Laudus Small-Cap MarketMasters Fundtm
Laudus International MarketMasters Fundtm

This page is intentionally left blank.

Three distinct Funds, each combining the expertise of leading investment managers with Schwab’s overall supervision.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Laudus U.S. MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOGX)	-2.38%
Select Shares® (Ticker Symbol: SWMGX)	-2.21%
Benchmark: S&P 500® Index	-8.53%
Fund Category: Morningstar Large-Cap Blend	-6.73%

Performance Details	pages 6-7

Laudus Small-Cap MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOSX)	-5.09%
Select Shares® (Ticker Symbol: SWMSX)	-5.03%
Benchmark: Russell 2000® Index	-8.40%
Fund Category: Morningstar Small-Cap Growth	-3.20%

Performance Details	pages 8-9

Laudus International MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOIX)[1]	-0.48%
Select Shares® (Ticker Symbol: SWMIX)[1]	-0.41%
Benchmark: MSCI EAFE® Index (Gross)*	-2.35%
Fund Category: Morningstar Foreign Large-Cap Growth	-0.06%

Performance Details	pages 10-11

Minimum Initial Investment[2]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Source for category information: Morningstar, Inc.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

[2]	Please see prospectus for further detail and eligibility requirements.

2 Laudus MarketMasters Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months brought little respite from the effects of the economic recession. Eroding equity prices and financial instability continue to weigh on the minds of investors both personally and professionally; losses have been tough to bear, and achieving a sense of individual financial well-being has been a frustrating task.

Despite these difficulties it is important to keep planning for the future, and even if short-term and long-term financial goals have changed we must still aim to achieve them.

For the reporting period, the Laudus MarketMasters Funds® posted negative returns, but performed well compared to their respective benchmarks. On a total return basis, the International MarketMasters Fund performed the best, returning -0.48%. The U.S. MarketMasters Fund returned -2.38% and the Small-Cap MarketMasters Fund returned -5.09%.

The Laudus MarketMasters Funds® follow a multi-manager strategy, combining the skills and expertise of leading investment managers with Schwab’s ongoing oversight. Jeffrey Mortimer, Chief Investment Officer, Charles Schwab Investment Management (CSIM) and Caroline Lee, Managing Director & Portfolio Manager, CSIM oversee the investment process with over 31 years of combined experience and ensure that each sub-adviser has passed a rigorous screening and selection process.

Thank you for investing with us.

Sincerely,

Laudus MarketMasters Funds 3

The Investment Environment

Investment conditions in the U.S. financial marketplace remained tenuous as volatility and economic recession weighed on investors’ decision making, but improved during the last few months of the reporting period. The first four months of the period were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount a swift recovery. The last two months of the period were more bullish, helping to reduce earlier losses and, in some cases, pulling sectors and indices into positive territory. In the U.S., fixed income markets generally outperformed equities for the period as a whole, although yields on short-term Treasuries and other government-backed debt remained low.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and consumer confidence continued to reflect broad-based economic difficulty. GDP—the output of goods and services produced by labor and property located in the United States—contracted -6.3% in the fourth quarter of 2008 and -6.1% in the first quarter of 2009, according to advanced estimates. The first-quarter decline in GDP was primarily due to negative contributions from exports, private inventory investment, and equipment and software, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November 2008 to 8.9% in April of 2009. Consumer confidence improved in the last two months of the period, rising slightly in March to 26.9, and then to 39.2 in April. The increase was primarily driven by a more optimistic short-term economic outlook. Despite this improvement, consumer confidence remains relatively low.

When looking at the S&P 500 Index, which is usually seen as a bellwether for financial markets, returns were negative overall, but some sectors showed signs of improving. For the six-month period ending April 30, 2009, the S&P 500 Index returned -8.53%. By comparison, the Russell 1000 Index returned -7.39%. In the S&P 500, Financials declined the most, returning -29.13%, followed by Industrials and Energy, which returned -12.56% and -10.30%, respectively. Relatively better performing sectors were Information Technology and Consumer Discretionary, which returned 5.61% and 4.07%, respectively. In general, small and mid-sized corporations in the S&P 500 outperformed their larger counterparts. From a broad-market standpoint, growth stocks generally outperformed value, with the Russell 1000 Growth Index returning -1.52%, while the Russell 1000 Value Index returned -13.27%. Internationally, the MSCI EAFE Index (Gross) returned -2.35%, while the MSCI Emerging Markets Index (Net) returned 17.38%.

On the fixed income side, markets continued to be shaken by turmoil surrounding major financial and financial insurance corporations, but generally outperformed equity markets during the period. The Barclays Capital U.S. Aggregate Bond Index returned 7.74%, while the Barclays Capital General Muni Bond Index returned 8.20%. TIPS and GNMA securities were also strong, with the Barclays Capital GNMA Index up 8.03% and the Barclays Capital U.S. TIPS Index up 9.46%. Short-term Treasury securities were also positive, but yields remained low as investors continued to see Treasuries as a safe haven. The Barclays Capital U.S. Treasury Bills: 1-3 Months returned 0.13%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-8.53%	S&P 500® Index: measures U.S. large-cap stocks

-8.40%	Russell 2000® Index: measures U.S. small-cap stocks

-2.35%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.74%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.13%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Laudus MarketMasters Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, is responsible for the overall management of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Caroline Lee, a managing director and portfolio manager of the investment adviser, co-manages the funds. Prior to joining the firm in November 2005, she worked in asset management for over 4 years overseeing subadvisor relationships in the pension group of a major corporation. She has also had 3 years of previous experience in investment management at another financial services firm.

Laudus MarketMasters Funds 5

Laudus U.S. MarketMasters Fundtm

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, the funds’ investment adviser, uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting the investment managers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages their respective portfolio to a benchmark that reflects their individual process and philosophy. The sub-adviser benchmarks may differ from the benchmark of the overall fund.

The Laudus U.S. MarketMasters Fund Investor Shares returned -2.38% for the period, outperforming the benchmark S&P 500 Index, which returned -8.53%. Relative to the benchmark, security selection in Financials, Consumer Discretionary, and Health Care drove outperformance. Sector allocation was also a positive performance contributor overall, with an overweight to the well performing Consumer Discretionary sector and an overweight to Information Technology adding the most. From a price-to-earnings (P/E) standpoint, security selection in companies with negative and low P/E ratios contributed to outperformance. In the fund, Consumer Discretionary was the best performing sector, up 12.26%, followed by Health Care, up 4.11%. Poorly performing sectors included Consumer Staples and Utilities, which returned -19.45% and -16.99%, respectively. Financials also declined, returning -15.40%; however, as a result of stock selection, this return was far improved over the benchmark return of -29.13%. When looking at the fund’s sub-advisers, the Harris Associates and Thornburg Investment Management portfolios were better relative and absolute performers, returning 2.04% and 1.40%, respectively. The Gardner Lewis Asset Management and TCW Investment Management Company portfolios detracted from performance, returning -6.35% and -4.44%, respectively.

As of 04/30/09:

 Statistics

Number of Holdings	181
Weighted Average Market

Cap ($ x 1,000,000)	$28,881

Price/Earnings Ratio (P/E)	50.9

Price/Book Ratio (P/B)	1.6

Portfolio Turnover Rate[1]	32%

 Sector Weightings % of Investments

Information Technology	20.7%

Financials	19.9%

Consumer Discretionary	14.3%

Health Care	10.9%

Industrials	7.7%

Energy	6.9%

Consumer Staples	5.5%

Materials	2.5%

Utilities	2.5%

Telecommunication Services	2.4%

Other	6.7%

Total	100.0%

 Top Holdings % of Net Assets2

State Street Institutional
  Liquid Reserves Fund - Institutional

Class	6.2%

JPMorgan Chase & Co.	2.3%

Hewlett-Packard Co.	2.0%

Intel Corp.	1.9%

Dr. Pepper Snapple Group, Inc.	1.8%

Gilead Sciences, Inc.	1.8%

Apple, Inc.	1.6%

Carnival Corp.	1.5%

Marathon Oil Corp.	1.3%

Comcast Corp., Special Class A	1.3%

Total	21.7%

The Laudus U.S. MarketMasters Fund closed to new investors on January 30, 2009 and was reorganized into the Schwab Core Equity Fund on May 21, 2009.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

6 Laudus MarketMasters Funds

 Laudus U.S. MarketMasters Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years	Since Inception

Investor Shares (11/18/96)	-2.38%	-33.92%	-3.09%	-1.14%	2.27%
Select Shares (6/4/04)	-2.21%	-33.76%	n/a	n/a	-3.00%
Benchmark: S&P 500® Index	-8.53%	-35.31%	-2.70%	-2.48%	(11/18/96) 3.11%
					(6/4/04) -2.96%
Fund Category: Morningstar Large-Cap Blend	-6.73%	-35.10%	-2.69%	-1.75%	(11/18/96) 3.01%
					(6/4/04) -2.86%

Fund Expense Ratios3: Investor Shares: Net 1.25%; Gross 1.34% / Select Shares: Net 1.07%; Gross 1.29%

 Style Assessment4

 Investment Managers and Allocations

		% of
Investment Manager	Investment Style	Net Assets

Gardner Lewis Asset Management L.P.	Large-Cap Growth	19.6%

Harris Associates L.P.	Mid/Large-Cap Value	24.4%

TCW Investment Management Company	Small/Mid-Cap Value	25.4%

Thornburg Investment Management, Inc.	Large-Cap Blend	29.1%

Cash and other assets	-	1.5%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Laudus MarketMasters Funds 7

Laudus Small-Cap MarketMasters Fundtm

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, the funds’ investment adviser, uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting the investment managers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages their respective portfolio to a benchmark that reflects their individual process and philosophy. The sub-adviser benchmarks may differ from the benchmark of the overall fund.

The Laudus Small-Cap MarketMasters Fund Investor Shares returned -5.09% for the period, outperforming the benchmark Russell 2000 Index, which returned -8.40%. Relative to the benchmark, both security selection and sector allocation drove outperformance when looking at market sectors. From a sector allocation standpoint, an underweight to Financials and an overweight to Consumer Discretionary contributed the most to outperformance. Sector stock selection was also a positive contributor led by selection in Energy, Industrials, and Financials. However, selection in Information Technology and Consumer Discretionary, among others, acted to offset. When looking at price-to-earnings, price-to-book, and market capitalization, security selection was the primary performance driver, while allocation acted to offset. Security selection was strongest in companies with low price-to-earnings ratios and among companies with market caps of $750 million to $1.5 billion. In the fund, Telecomm Service was the best performing sector, up 25.32%, followed by Energy, up 7.56%. Poorly performing sectors included Utilities and Consumer Staples, which returned -17.49% and -15.22%, respectively. When looking at the funds sub-advisers, value and core managers posted better returns relative to growth oriented managers. The Tocqueville Asset Management and TAMRO Capital Partners portfolios returned -2.03% and -2.72%, respectively. The TCW Investment Company and Neuberger Berman portfolios also declined, returning -3.46% and -10.59%, respectively.

As of 04/30/09:

 Statistics

Number of Holdings	232
Weighted Average Market

Cap ($ x 1,000,000)	$1,826

Price/Earnings Ratio (P/E)	233.8

Price/Book Ratio (P/B)	1.7

Portfolio Turnover Rate[1]	58%

 Sector Weightings % of Investments

Information Technology	22.5%

Health Care	17.0%

Consumer Discretionary	15.6%

Financials	12.2%

Industrials	8.6%

Energy	6.9%

Consumer Staples	6.2%

Materials	3.4%

Telecommunication Services	1.5%

Utilities	0.9%

Other	5.2%

Total	100.0%

 Top Holdings % of Net Assets2

State Street Institutional
  Liquid Reserves Fund-Institutional

Class	4.7%

Cerner Corp.	1.4%

Analogic Corp.	1.3%

Ultratech, Inc.	1.2%

Oceaneering International, Inc.	1.0%

ValueClick, Inc.	1.0%

EnergySolutions, Inc.	1.0%

Cbeyond, Inc.	0.9%

The Hain Celestial Group, Inc.	0.9%

NBTY, Inc.	0.9%

Total	14.3%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset categories.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

8 Laudus MarketMasters Funds

 Laudus Small-Cap MarketMasters Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years	Since Inception

Investor Shares (9/16/97)	-5.09%	-27.79%	-1.30%	2.09%	2.45%
Select Shares (6/9/04)	-5.03%	-27.78%	n/a	n/a	-1.88%
Benchmark: Russell 2000® Index	-8.40%	-30.74%	-1.45%	2.53%	(9/16/97) 2.18%
					(6/9/04) -2.14%
Fund Category: Morningstar Small-Cap Growth	-3.20%	-32.63%	-2.62%	1.68%	(9/16/97) 1.50%
					(6/9/04) -3.31%

Fund Expense Ratios3: Investor Shares: Net 1.46% ; Gross 1.48%/ Select Shares: Net 1.31%; Gross 1.44%

 Style Assessment4

 Investment Managers and Allocations

		% of
Investment Manager	Investment Style	Net Assets

TAMRO Capital Partners LLC	Small-Cap Value/Blend	35.4%

TCW Investment Management Company	Small/Mid-Cap Value	16.4%

Tocqueville Asset Management LP	Small-Cap Blend	27.3%

Neuberger Berman Management LLC	Small-Cap Growth	15.0%

Cash and other assets	-	5.9%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 04/30/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Laudus MarketMasters Funds 9

Laudus International MarketMasters Fundtm

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, the funds’ investment adviser, uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting the investment managers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages their respective portfolio to a benchmark that reflects their individual process and philosophy. The sub-adviser benchmarks may differ from the benchmark of the overall fund.

The Laudus International MarketMasters Fund Investor Shares returned -0.48% for the period, outperforming the benchmark MSCI EAFE Index (Gross), which returned -2.35%. Relative to the benchmark, both sector allocation and security selection benefitted the fund. On a regional level, selection in Europe contributed the most, while an overweight to Latin America and an overweight to Africa & the Middle East also benefitted the fund. In terms of sector allocation, an overweight to Industrials, Information Technology, and Consumer Discretionary contributed the most to outperformance. Security selection in Consumer Discretionary, Information Technology, and Health Care led positive contributors, while selection in Materials and Financials acted to offset. From a price-to-earnings and price-to-book standpoint, security selection accounted for outperformance, while allocation acted to offset. When looking at market capitalization, allocation to companies below the $5 billion mark was particularly good; however, security selection in this space acted to mitigate the overall effect on performance. In the fund, Information Technology was the best performing sector, up 10.97%, followed by Consumer Discretionary, up 8.81%. Poorly performing sectors included Health Care and Financials, which returned -9.37% and -7.01%, respectively. When looking at the fund’s sub-advisers, Harris Associates performed well, returning 5.70%, as did William Blair & Company, which returned 1.58%. The Mondrian Investment Partners portfolio declined slightly, returning -0.76%, followed by the American Century portfolio which returned -2.41%, and the Wentworth, Hauser and Violich portfolio, which returned -3.24%.

As of 04/30/09:
 Country Weightings % of Investments

United Kingdom	17.5%

Switzerland	10.5%

Japan	10.3%

France	7.1%

Germany	7.1%

United States	5.6%

Canada	4.7%

Netherlands	3.6%

Australia	3.2%

Singapore	2.6%

Other Countries	27.8%

Total	100.0%

 Statistics

Number of Holdings	573
Weighted Average Market

Cap ($ x 1,000,000)	$15,600

Price/Earnings Ratio (P/E)	16.5

Price/Book Ratio (P/B)	1.5

Portfolio Turnover Rate[1]	54%

 Sector Weightings % of Investments

Industrials	21.7%

Consumer Discretionary	17.8%

Financials	13.2%

Information Technology	10.3%

Materials	9.9%

Energy	8.5%

Consumer Staples	5.8%

Health Care	4.6%

Telecommunication Services	1.7%

Utilities	1.0%

Other	5.5%

Total	100.0%

 Top Holdings % of Net Assets2

State Street Institutional
  Liquid Reserves Fund - Institutional

Class	4.0%

Credit Suisse Group AG - Reg’d	1.3%

Potash Corp. of Saskatchewan, Inc.	1.1%

Daiwa Securities Group, Inc.	1.0%

British Sky Broadcasting Group plc	0.9%

Signet Jewelers Ltd.	0.9%

Daimler AG - Reg’d	0.9%
iShares MSCI Emerging Markets

Index Fund	0.8%

Koninklijke Vopak N.V.	0.8%

Adecco S.A. - Reg’d	0.8%

Total	12.5%

The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser.

10 Laudus MarketMasters Funds

 Laudus International MarketMasters Fundtm

Performance Summary as of 04/30/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	6 Months	1 Year	5 Years	10 Years	Since Inception

Investor Shares (10/16/96)	-0.48%	-43.31%	1.50%	4.28%	6.09%
Select Shares (4/2/04)	-0.41%	-43.23%	1.65%	n/a	0.94%
Benchmark: MSCI EAFE Index® (Gross)*	-2.35%	-42.42%	1.12%	0.35%	(10/16/96) 2.52%
					(4/2/04) 0.41%
Fund Category: Morningstar Foreign Large-Cap Growth	-0.06%	-44.08%	0.20%	0.14%	(10/16/96) 2.52%
					(4/2/04) -0.75%
Fund Expense Ratios3: Investor Shares: 1.59% / Select Shares: Net 1.48%; Gross 1.54%

 Style Assessment4

 Investment Managers and Allocations

		% of
Investment Manager	Investment Style	Net Assets

American Century Global Investment Management, Inc.	International Small/Mid-Cap Growth	20.4%

Wentworth, Hauser and Violich, Inc./Hirayama Investments, LLC	International Large-Cap Growth	10.0%

Harris Associates L.P.	International Large-Cap Value	24.8%

William Blair & Company, LLC	International Multi-Cap Growth	20.2%

Mondrian Investment Partners Limited	International Small-Cap Value	21.1%

Cash and other assets	-	3.5%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 2/27/11. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Laudus MarketMasters Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning November 1, 2008 and held through April 30, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 11/1/08	at 4/30/09	11/1/08–4/30/09

Laudus U.S. MarketMasters Fundtm
Investor Shares
Actual Return	1.84%	$1,000	$976.20	$9.02
Hypothetical 5% Return	1.84%	$1,000	$1,015.67	$9.20
Select Shares®
Actual Return	1.62%	$1,000	$977.90	$7.94
Hypothetical 5% Return	1.62%	$1,000	$1,016.76	$8.10

Laudus Small-Cap MarketMasters Fundtm
Investor Shares
Actual Return	1.51%	$1,000	$949.10	$7.30
Hypothetical 5% Return	1.51%	$1,000	$1,017.31	$7.55
Select Shares
Actual Return	1.35%	$1,000	$949.70	$6.53
Hypothetical 5% Return	1.35%	$1,000	$1,018.10	$6.76

Laudus International MarketMasters Fundtm
Investor Shares
Actual Return	1.64%	$1,000	$995.20	$8.11
Hypothetical 5% Return	1.64%	$1,000	$1,016.66	$8.20
Select Shares
Actual Return	1.47%	$1,000	$995.90	$7.27
Hypothetical 5% Return	1.47%	$1,000	$1,017.50	$7.35

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by the 365 days of the fiscal year.

12 Laudus MarketMasters Funds

Laudus U.S. MarketMasters Fundtm

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	9.03		15.02	12.90	11.26	10.30	9.94

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.05	0.03	0.03	0.02	(0.03)
Net realized and unrealized gains (losses)	(0.23)		(6.01)	2.14	1.63	0.94	0.39

Total from investment operations	(0.22)		(5.96)	2.17	1.66	0.96	0.36
Less distributions:
Distributions from net investment income	(0.05)		(0.03)	(0.05)	(0.02)	—	—

Net asset value at end of period	8.76		9.03	15.02	12.90	11.26	10.30

Total return (%)	(2.38)[1]		(39.74)	16.90	14.71	9.32	3.62

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.84	[2,3]	1.25	1.22 [4]	1.20 [4]	1.25	1.25
Gross operating expenses	2.09	[2]	1.34	1.27	1.37	1.38	1.39
Net investment income (loss)	0.17	[2]	0.36	0.25	0.18	0.14	(0.25)
Portfolio turnover rate	32	[1]	74	60	65	83	72
Net assets, end of period ($ x 1,000,000)	64		71	137	134	150	180

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–	6/4/04[5]–
Select Shares	4/30/09*		10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	9.05		15.06	12.93	11.30	10.32	10.42

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.07	0.06	0.04	0.02	(0.00)[6]
Net realized and unrealized gains (losses)	(0.21)		(6.02)	2.15	1.63	0.96	(0.10)

Total from investment operations	(0.20)		(5.95)	2.21	1.67	0.98	(0.10)
Less distributions:
Distributions from net investment income	(0.08)		(0.06)	(0.08)	(0.04)	—	—

Net asset value at end of period	8.77		9.05	15.06	12.93	11.30	10.32

Total return (%)	(2.21)[1]		(39.65)	17.19	14.81	9.50	(0.96)[1]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.62	[2,7]	1.07	1.04 [8]	0.97 [8]	1.07	1.07 [2]
Gross operating expenses	2.00	[2]	1.29	1.22	1.33	1.33	1.37 [2]
Net investment income (loss)	0.40	[2]	0.53	0.44	0.43	0.25	(0.08)[2]
Portfolio turnover rate	32	[1]	74	60	65	83	72 [1]
Net assets, end of period ($ x 1,000,000)	5		6	10	8	2	1

* Unaudited.

1 Not annualized.
2 Annualized.
3 The ratio of net operating expenses would have been 1.25%, if merger expenses had not been included.
4 The ratio of net operating expenses would have been 1.25% and 1.25% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.
5 Commencement of operations.
6 Per-share amount is less than $0.01.
7 The ratio of net operating expenses would have been 1.07%, if merger expenses had not been included.
8 The ratio of net operating expenses would have been 1.07% and 1.07% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.

See financial notes 13

 Laudus U.S. MarketMasters Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

90.1%		Common Stock	74,827	61,923
3.3%		Foreign Common Stock	2,590	2,302
6.2%		Other Investment Company	4,247	4,247
0.6%		Short-Term Investment	386	386

100.2%		Total Investments	82,050	68,858
(0	.2)%	Other Assets and Liabilities, Net		(120)

100.0%		Net Assets		68,738

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 90.1% of net assets

Automobiles & Components 0.4%
WABCO Holdings, Inc.	16,950	271

Banks 3.4%
Fifth Third Bancorp	101,027	414
First Horizon National Corp.	17,175	198
Hudson City Bancorp, Inc.	19,005	239
KeyCorp	17,400	107
New York Community Bancorp, Inc.	25,295	286
People’s United Financial, Inc.	18,382	287
Synovus Financial Corp.	18,099	58
U.S. Bancorp	32,700	596
Wells Fargo & Co.	7,400	148

		2,333

Capital Goods 5.4%
Alliant Techsystems, Inc. *	3,550	283
Dover Corp.	10,750	331
Fluor Corp.	6,100	231
Hexcel Corp. *	41,850	401
Illinois Tool Works, Inc.	13,100	430
Jacobs Engineering Group, Inc. *	5,355	204
Joy Global, Inc.	10,500	268
McDermott International, Inc. *	13,180	213
Precision Castparts Corp.	3,405	255
Rockwell Collins, Inc.	8,700	333
SPX Corp.	7,090	327
The Boeing Co.	6,900	276
URS Corp. *	3,050	134

		3,686

Commercial & Professional Supplies 1.2%
Robert Half International, Inc.	35,000	841

Consumer Durables & Apparel 0.9%
Lennar Corp., Class A	16,600	162
Snap-on, Inc.	7,385	250
Toll Brothers, Inc. *	9,700	197

		609

Consumer Services 4.6%
Burger King Holdings, Inc.	17,350	284
Carnival Corp.	38,000	1,021
Life Time Fitness, Inc. *	10,000	188
Starwood Hotels & Resorts Worldwide, Inc.	40,000	834
Yum! Brands, Inc.	25,500	850

		3,177

Diversified Financials 11.0%
Bank of America Corp.	86,501	773
Bank of New York Mellon Corp.	32,000	815
CME Group, Inc.	1,193	264
Discover Financial Services	72,050	586
Federated Investors, Inc., Class B	13,995	320
Franklin Resources, Inc.	11,500	696
JPMorgan Chase & Co.	48,740	1,608
Knight Capital Group, Inc., Class A *	20,575	319
Legg Mason, Inc.	39,100	785
Morgan Stanley	26,700	631
The Goldman Sachs Group, Inc.	5,979	768

		7,565

Energy 6.9%
Anadarko Petroleum Corp.	6,100	263
Apache Corp.	8,681	633
Cameron International Corp. *	10,400	266
Chevron Corp.	3,030	200
ConocoPhillips	8,360	343
CONSOL Energy, Inc.	5,600	175
Gazprom - Reg’d ADR	6,300	113
Marathon Oil Corp.	30,610	909
Murphy Oil Corp.	6,865	328
National-Oilwell Varco, Inc. *	11,900	360
Petrohawk Energy Corp. *	5,750	136
Transocean Ltd. *	10,157	685
Weatherford International Ltd. *	21,850	363

		4,774

Food & Staples Retailing 0.8%
CVS Caremark Corp.	12,060	383
Rite Aid Corp. *	176,200	159

		542

14 See financial notes

 Laudus U.S. MarketMasters Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Food, Beverage & Tobacco 4.7%
Dean Foods Co. *	13,760	285
Dr. Pepper Snapple Group, Inc. *	61,011	1,264
General Mills, Inc.	3,610	183
H.J. Heinz Co.	8,350	287
Molson Coors Brewing Co., Class B	7,800	298
The Coca-Cola Co.	14,000	603
The J.M. Smucker Co.	7,450	293

		3,213

Health Care Equipment & Services 5.8%
Baxter International, Inc.	5,095	247
Beckman Coulter, Inc.	4,650	245
Boston Scientific Corp. *	29,633	249
Cerner Corp. *	8,000	430
Community Health Systems, Inc. *	11,880	271
Eclipsys Corp. *	23,870	315
Edwards Lifesciences Corp. *	3,800	241
Express Scripts, Inc. *	4,839	310
Humana, Inc. *	16,355	471
McKesson Corp.	7,150	265
Medtronic, Inc.	15,700	502
Teleflex, Inc.	4,265	183
Varian Medical Systems, Inc. *	7,540	252

		3,981

Insurance 4.1%
ACE Ltd.	15,318	709
Aon Corp.	6,490	274
Arch Capital Group Ltd. *	8,035	464
Assurant, Inc.	10,010	245
MetLife, Inc.	6,820	203
PartnerRe Ltd.	3,950	269
The Allstate Corp.	17,050	398
The Hartford Financial Services Group, Inc.	22,294	256

		2,818

Materials 2.5%
Commercial Metals Co.	32,750	487
Cytec Industries, Inc.	17,325	344
Freeport-McMoRan Copper & Gold, Inc.	3,140	134
International Flavors & Fragrances, Inc.	11,750	367
Pactiv Corp. *	18,300	400

		1,732

Media 3.1%
Comcast Corp., Special Class A	59,950	880
DISH Network Corp., Class A *	33,790	448
Liberty Media Corp - Entertainment, Series A *	14,580	355
The DIRECTV Group, Inc. *	18,770	464

		2,147

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
Celgene Corp. *	5,020	214
Eli Lilly & Co.	22,505	741
Gilead Sciences, Inc. *	26,420	1,210
Teva Pharmaceutical Industries Ltd. ADR	7,845	344
Thermo Fisher Scientific, Inc. *	20,400	716
Varian, Inc. *	9,635	318

		3,543

Retailing 5.3%
American Eagle Outfitters, Inc.	21,000	311
Bed Bath & Beyond, Inc. *	6,800	207
Best Buy Co., Inc.	21,715	833
Macy’s, Inc.	23,751	325
Priceline.com, Inc. *	5,046	490
The TJX Cos., Inc.	18,335	513
Tiffany & Co.	27,700	802
Urban Outfitters, Inc. *	7,985	155

		3,636

Semiconductors & Semiconductor Equipment 5.9%
Analog Devices, Inc.	14,350	305
Applied Materials, Inc.	11,400	139
Broadcom Corp., Class A *	19,450	451
Intel Corp.	81,665	1,289
Lam Research Corp. *	6,680	186
Maxim Integrated Products, Inc.	29,190	396
MEMC Electronic Materials, Inc. *	14,375	233
National Semiconductor Corp.	70,000	866
ON Semiconductor Corp. *	41,011	222

		4,087

Software & Services 6.3%
Activision Blizzard, Inc. *	28,420	306
Amdocs Ltd. *	22,560	472
ANSYS, Inc. *	7,200	199
Google, Inc., Class A *	1,892	749
Infosys Technologies Ltd. ADR	10,200	314
MasterCard, Inc., Class A	2,353	432
Microsoft Corp.	38,050	771
Oracle Corp.	14,800	286
Paychex, Inc.	13,420	363
Salesforce.com, Inc. *	3,680	158
Visa, Inc., Class A	3,900	253

		4,303

Technology Hardware & Equipment 7.0%
Agilent Technologies, Inc. *	15,250	278
Apple, Inc. *	8,470	1,066
Avnet, Inc. *	11,050	242
Corning, Inc.	40,777	596
Dell, Inc. *	57,060	663
Hewlett-Packard Co.	37,235	1,340
International Business Machines Corp.	2,550	263
Nortel Networks Corp. *	2,696	1

See financial notes 15

 Laudus U.S. MarketMasters Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

QUALCOMM, Inc.	8,455	358

		4,807

Telecommunication Services 2.0%
AT&T, Inc.	22,420	574
Crown Castle International Corp. *	33,258	816

		1,390

Transportation 1.1%
FedEx Corp.	5,300	297
Union Pacific Corp.	9,800	481

		778

Utilities 2.5%
Consolidated Edison, Inc.	9,145	340
Entergy Corp.	8,520	552
Hawaiian Electric Industries, Inc.	14,240	221
PG&E Corp.	6,300	234
Wisconsin Energy Corp.	8,595	343

		1,690

Total Common Stock (Cost $74,827)		61,923

Foreign Common Stock 3.3% of net assets

Bermuda 0.3%

Diversified Financials 0.3%
Invesco Ltd.	14,704	216

Canada 1.1%

Technology Hardware & Equipment 1.1%
Research In Motion Ltd. *	11,097	771

Hong Kong 0.4%

Telecommunication Services 0.4%
China Mobile Ltd.	31,900	278

Singapore 0.4%

Semiconductors & Semiconductor Equipment 0.4%
Verigy Ltd. *	26,532	292

Switzerland 0.3%

Insurance 0.3%
Swiss Re - Reg’d	8,990	217

United Kingdom 0.8%

Insurance 0.8%
Willis Group Holdings Ltd.	19,180	528

Total Foreign Common Stock (Cost $2,590)		2,302

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Company 6.2% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	4,247,137	4,247

Total Other Investment Company (Cost $4,247)		4,247

	Face/Maturity
Issuer	Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.6% of net assets

U.S. Treasury Bill 0.6%
U.S. Treasury Bill
0.16%, 06/18/09(a)	386	386

Total Short-Term Investment (Cost $386)		386

End of Investments.

(All dollar amounts are x1,000)

At 04/30/2009, the tax basis cost of the fund’s investments was $84,274 and the unrealized appreciation and depreciation were $2,071 and ($17,487), respectively, with a net unrealized depreciation of ($15,416).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
ADR — American Depositary Receipt
Reg’d — Registered

In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
S&P 500 Index, Long, expires 06/18/09	10	2,175	304

16 See financial notes

 Laudus U.S. MarketMasters Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $82,050)		$68,858
Receivables:
Investments sold		260
Dividends		36
Foreign tax reclaims		6
Due from brokers for futures		2
Interest	+	2

Total assets		69,164

Liabilities
Payables:
Investments bought		204
Investment adviser and administrator fees		4
Transfer agent and shareholder services fees		1
Merger expenses		187
Fund shares redeemed		8
Accrued expenses	+	22

Total liabilities		426

Net Assets
Total assets		69,164
Total liabilities	−	426

Net assets		$68,738
Net Assets by Source
Capital received from investors		102,247
Distributions in excess of net investment income		(229)
Net realized capital losses		(20,392)
Net unrealized capital losses		(12,888)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$63,743		7,275		$8.76
Select Shares	$4,995		570		$8.77	*

*	Due to rounding, net assets divided by shares outstanding does not equal net asset value.

See financial notes 17

 Laudus U.S. MarketMasters Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $4)		$632
Interest	+	11

Total Investment Income		643

Net Realized Gains and Losses
Net realized losses on investments		(9,996)
Net realized losses on foreign currency transactions		(2)
Net realized losses on futures contracts	+	(383)

Net realized losses		(10,381)

Net Unrealized Gains and Losses
Net unrealized gains on investments		7,436
Net unrealized losses on foreign currency translations		(1)
Net unrealized gains on futures contracts	+	304

Net unrealized gains		7,739

Expenses
Investment adviser and administrator fees		296
Transfer agent and shareholder service fees:
Investor Shares		74
Select Shares		5
Merger expenses		188
Portfolio accounting fees		31
Professional fees		24
Registration fees		16
Shareholder reports		14
Custodian fees		13
Trustees’ fees		4
Other expenses	+	2

Total expenses		667
Expense reduction by adviser and Schwab	−	83

Net expenses		584

Increase (Decrease) in Net Assets from Operations
Total investment income		643
Net expenses	−	584

Net investment income		59
Net realized losses		(10,381)
Net unrealized gains	+	7,739

Decrease in net assets from operations		($2,583)

18 See financial notes

 Laudus U.S. MarketMasters Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$59	$445
Net realized losses		(10,381)	(4,983)
Net unrealized gains (losses)	+	7,739	(50,031)

Decrease in net assets from operations		(2,583)	(54,569)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		404	294
Select Shares	+	51	39

Total distributions from net investment income		$455	$333

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		76	$591	208	$2,695
Select Shares	+	15	122	221	2,845

Total shares sold		91	$713	429	$5,540

Shares Reinvested
Investor Shares		47	$387	21	$282
Select Shares	+	5	46	2	34

Total shares reinvested		52	$433	23	$316

Shares Redeemed
Investor Shares		(711)	($5,511)	(1,495)	($18,325)
Select Shares	+	(138)	(1,075)	(185)	(2,339)

Total shares redeemed		(849)	($6,586)	(1,680)	($20,664)

Net transactions in fund shares		(706)	($5,440)	(1,228)	($14,808)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,551	$77,216	9,779	$146,926
Total decrease	+	(706)	(8,478)	(1,228)	(69,710)

End of period		7,845	$68,738	8,551	$77,216

Distribution in excess of net investment income/			($229)		$167
Net investment income not yet distributed

See financial notes 19

Laudus Small-Cap MarketMasters Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	8.78	13.74	14.20	13.38	12.18	11.08

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	(0.04)[1]	(0.08)[1]	(0.13)	(0.14)	(0.14)
Net realized and unrealized gain (losses)	(0.43)[1]	(4.59)[1]	1.81 [1]	2.08	1.34	1.24

Total income from investment operations	(0.45)	(4.63)	1.73	1.95	1.20	1.10
Less distributions:
Distributions from net realized gains	0.00 [2]	(0.33)	(2.19)	(1.13)	—	—

Net asset value at end of period	8.33	8.78	13.74	14.20	13.38	12.18

Total return (%)	(5.09)[3]	(34.34)	13.79	15.33	9.85	9.93

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.51 [4]	1.48	1.51 [5]	1.48 [5]	1.55	1.55
Gross operating expenses	1.54 [4]	1.48	1.59	1.63	1.69	1.77
Net investment income (loss)	(0.49)[4]	(0.38)	(0.60)	(0.82)	(0.95)	(1.08)
Portfolio turnover rate	58 [3]	134	83	105	94	140
Net assets, end of period ($ x 1,000,000)	59	64	99	95	108	129

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	6/9/04[6]–
Select Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	8.86	13.85	14.27	13.41	12.19	12.11

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	(0.04)[1]	(0.04)[1]	(0.02)	(0.11)	(0.03)
Net realized and unrealized gains (losses)	(0.44)[1]	(4.62)[1]	1.81 [1]	2.01	1.33	0.11

Total income from investment operations	(0.45)	(4.66)	1.77	1.99	1.22	0.08
Less distributions:
Distributions from net realized gains	(0.01)	(0.33)	(2.19)	(1.13)	—	—

Net asset value at end of period	8.40	8.86	13.85	14.27	13.41	12.19

Total return (%)	(5.03)[3]	(34.28)	14.04	15.61	10.01	0.66	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.35 [4]	1.37	1.36 [7]	1.16 [7]	1.37	1.37	[4]
Gross operating expenses	1.49 [4]	1.44	1.66	1.55	1.63	1.79	[4]
Net investment income (loss)	(0.33)[4]	(0.31)	(0.29)	(0.43)	(0.76)	(0.91)[4]
Portfolio turnover rate	58 [3]	134	83	105	94	140	[3]
Net assets, end of period ($ x 1,000,000)	300	260	437	7	1	0.32

* Unaudited.

1 Calculated based on average shares outstanding during the period.
2 Per share amount was less than $0.01.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 1.55% and 1.55% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.
6 Commencement of operations.
7 The ratio of net operating expenses would have been 1.36% and 1.37% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.

20 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

89.6%	Common Stock	332,525	321,011
1.4%	Foreign Common Stock	6,078	5,134
4.7%	Other Investment Company	16,728	16,728
0.3%	Short-Term Investment	1,200	1,200

96.0%	Total Investments	356,531	344,073
4.0%	Other Assets and Liabilities		14,353

100.0%	Net Assets		358,426

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 89.6% of net assets

Automobiles & Components 0.3%
WABCO Holdings, Inc.	57,100	913

Banks 3.3%
Bank of the Ozarks, Inc.	113,197	2,811
First Horizon National Corp.	52,273	602
Glacier Bancorp, Inc.	162,481	2,489
Hudson City Bancorp, Inc.	61,000	766
KeyCorp	58,400	359
New York Community Bancorp, Inc.	85,116	963
People’s United Financial, Inc.	59,196	924
Signature Bank *	29,000	788
Synovus Financial Corp.	60,940	197
TCF Financial Corp.	137,647	1,915

		11,814

Capital Goods 4.9%
Alliant Techsystems, Inc. *	11,795	939
Argon ST, Inc. *	124,178	2,532
Baldor Electric Co.	57,500	1,334
Beacon Roofing Supply, Inc. *	53,500	851
Dover Corp.	35,200	1,083
EMCOR Group, Inc. *	96,029	1,996
General Cable Corp. *	96,284	2,613
HEICO Corp.	27,100	778
Hexcel Corp. *	138,700	1,330
Jacobs Engineering Group, Inc. *	17,707	674
Joy Global, Inc.	34,400	877
Rockwell Collins, Inc.	28,800	1,105
SPX Corp.	23,560	1,088
Textron, Inc.	46,800	502

		17,702

Commercial & Professional Supplies 2.3%
Cornell Cos., Inc. *	34,830	633
EnergySolutions, Inc.	348,000	3,376
FTI Consulting, Inc. *	14,800	812
Tetra Tech, Inc. *	23,600	580
The Geo Group, Inc. *	48,920	814
Watson Wyatt Worldwide, Inc., Class A	36,032	1,911

		8,126

Consumer Durables & Apparel 2.6%
Carter’s, Inc. *	83,165	1,778
Columbia Sportswear Co.	29,000	891
Lennar Corp., Class A	56,900	554
M.D.C. Holdings, Inc.	82,830	2,831
Pool Corp.	61,687	1,102
Snap-on, Inc.	25,615	869
The Warnaco Group, Inc. *	19,400	559
Toll Brothers, Inc. *	33,200	673

		9,257

Consumer Services 5.0%
Ameristar Casinos, Inc.	56,300	1,155
BJ’s Restaurants, Inc. *	106,881	1,763
Boyd Gaming Corp.	109,900	1,010
Burger King Holdings, Inc.	61,100	998
Career Education Corp. *	99,589	2,195
Chipotle Mexican Grill, Inc., Class A *	11,275	914
Choice Hotels International, Inc.	80,666	2,414
Corinthian Colleges, Inc. *	157,442	2,425
Cracker Barrel Old Country Store, Inc.	17,900	584
Domino’s Pizza, Inc. *	202,421	1,911
Penn National Gaming, Inc. *	27,600	939
Royal Caribbean Cruises Ltd.	68,500	1,009
Strayer Education, Inc.	2,550	483

		17,800

Diversified Financials 3.2%
CIT Group, Inc.	261,500	581
Federated Investors, Inc., Class B	47,700	1,091
GAMCO Investors, Inc., Class A	56,775	2,847
GFI Group, Inc.	111,353	454
Greenhill & Co., Inc.	8,600	667
Janus Capital Group, Inc.	91,500	918
Knight Capital Group, Inc., Class A *	69,260	1,073
Raymond James Financial, Inc.	131,353	2,061
Stifel Financial Corp. *	20,600	1,014
Teton Advisors, Inc. *	1,198	—
Waddell & Reed Financial, Inc., Class A	33,300	746

		11,452

See financial notes 21

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Energy 6.6%
Alpha Natural Resources, Inc. *	68,936	1,412
Arena Resources, Inc. *	35,560	1,020
Bill Barrett Corp. *	81,564	2,119
Cameron International Corp. *	34,100	872
CARBO Ceramics, Inc.	38,500	1,182
Concho Resources, Inc. *	47,700	1,308
CONSOL Energy, Inc.	17,400	544
Global Industries Ltd. *	345,000	2,232
Holly Corp.	91,514	1,918
Murphy Oil Corp.	23,050	1,100
Oceaneering International, Inc. *	81,500	3,714
Petrohawk Energy Corp. *	21,700	512
Pioneer Natural Resources Co.	31,422	727
TETRA Technologies, Inc. *	279,500	1,599
Weatherford International Ltd. *	72,400	1,204
Willbros Group, Inc. *	183,690	2,105

		23,568

Food & Staples Retailing 1.5%
Casey’s General Stores, Inc.	57,914	1,541
United Natural Foods, Inc. *	139,258	3,172
Whole Foods Market, Inc.	26,500	550

		5,263

Food, Beverage & Tobacco 3.0%
H.J. Heinz Co.	23,900	823
Lance, Inc.	100,651	2,331
Molson Coors Brewing Co., Class B	26,200	1,002
The Hain Celestial Group, Inc. *	197,500	3,296
The J.M. Smucker Co.	25,000	985
TreeHouse Foods, Inc. *	89,884	2,390

		10,827

Health Care Equipment & Services 11.2%
Air Methods Corp. *	24,600	653
Align Technology, Inc. *	233,807	2,901
Allscripts Healthcare Solutions, Inc.	254,500	3,161
Analogic Corp.	129,359	4,709
Beckman Coulter, Inc.	14,700	773
Cerner Corp. *	91,954	4,947
Edwards Lifesciences Corp. *	11,800	748
Emergency Medical Services Corp., Class A *	23,600	822
Greatbatch, Inc. *	127,500	2,682
ICU Medical, Inc. *	50,800	1,910
IMS Health, Inc.	135,000	1,695
Inverness Medical Innovations, Inc. *	32,900	1,062
IPC The Hospitalist Co Inc *	25,300	464
Masimo Corp. *	22,100	639
MedAssets, Inc. *	33,100	571
Teleflex, Inc.	69,913	3,005
Thoratec Corp. *	97,000	2,819
Universal Health Services, Inc., Class B	43,020	2,168
VCA Antech, Inc. *	29,300	733
Vnus Medical Technologies, Inc. *	25,900	574
Wright Medical Group, Inc. *	233,500	3,211

		40,247

Household & Personal Products 1.4%
NBTY, Inc. *	126,762	3,285
WD-40 Co.	70,000	1,894

		5,179

Insurance 2.3%
Arch Capital Group Ltd. *	29,654	1,713
Assurant, Inc.	34,410	841
eHealth, Inc. *	31,400	603
First American Corp.	59,177	1,662
Markel Corp. *	8,457	2,427
PartnerRe Ltd.	12,800	873

		8,119

Materials 3.3%
Brush Engineered Materials, Inc. *	114,000	1,929
Calgon Carbon Corp. *	56,400	958
Commercial Metals Co.	107,600	1,601
Cytec Industries, Inc.	58,350	1,159
International Flavors & Fragrances, Inc.	40,400	1,261
Landec Corp. *	150,500	1,017
Minerals Technologies, Inc.	24,500	911
Pactiv Corp. *	57,700	1,261
Schnitzer Steel Industries, Inc., Class A	35,006	1,735

		11,832

Media 0.8%
DreamWorks Animation SKG, Inc., Class A *	37,000	888
Morningstar, Inc. *	39,411	1,564
Regal Entertainment Group, Class A	37,000	483

		2,935

Pharmaceuticals, Biotechnology & Life Sciences 5.1%
Alexion Pharmaceuticals, Inc. *	16,000	535
Alkermes, Inc. *	264,500	2,023
Illumina, Inc. *	15,500	579
King Pharmaceuticals, Inc. *	123,000	969
Life Technologies Corp. *	37,500	1,399
Martek Biosciences Corp. *	34,000	620
Myriad Genetics, Inc. *	16,600	644
Optimer Pharmaceuticals, Inc. *	34,600	483
Perrigo Co.	114,253	2,961
Pharmaceutical Product Development, Inc.	59,998	1,177
Salix Pharmaceuticals Ltd. *	234,500	2,580
The Medicines Co. *	92,500	923
Thermo Fisher Scientific, Inc. *	27,800	975
United Therapeutics Corp. *	22,630	1,421

22 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Varian, Inc. *	33,398	1,103

		18,392

Real Estate 2.2%
LaSalle Hotel Properties	78,995	945
Redwood Trust, Inc.	159,858	2,601
The St. Joe Co. *	80,500	2,003
Washington Real Estate Investment Trust	111,971	2,388

		7,937

Retailing 6.2%
1-800-FLOWERS.COM, Inc., Class A *	442,000	1,291
Aaron Rents, Inc.	86,144	2,891
Abercrombie & Fitch Co., Class A	56,817	1,537
American Eagle Outfitters, Inc.	70,700	1,048
bebe stores, Inc.	270,500	2,489
Bed Bath & Beyond, Inc. *	22,300	678
Blue Nile, Inc. *	31,453	1,339
CarMax, Inc. *	212,795	2,715
hhgregg, Inc. *	37,800	627
Macy’s, Inc.	82,524	1,129
Monro Muffler Brake, Inc.	24,500	612
Nordstrom, Inc.	29,100	658
PetMed Express, Inc. *	89,875	1,461
The TJX Cos., Inc.	23,735	664
Tractor Supply Co. *	56,700	2,290
Williams-Sonoma, Inc.	55,300	774

		22,203

Semiconductors & Semiconductor Equipment 5.7%
Analog Devices, Inc.	46,400	987
Broadcom Corp., Class A *	66,900	1,551
Cymer, Inc. *	97,000	2,756
FEI Co. *	88,000	1,512
Hittite Microwave Corp. *	21,300	791
Kopin Corp. *	586,500	1,613
Maxim Integrated Products, Inc.	100,875	1,367
Netlogic Microsystems, Inc. *	25,400	828
Semtech Corp. *	51,800	747
Silicon Image, Inc. *	861,000	2,342
Silicon Laboratories, Inc. *	21,200	705
Ultratech, Inc. *	319,000	4,313
Varian Semiconductor Equipment Associates, Inc. *	38,800	993

		20,505

Software & Services 11.6%
Advent Software, Inc. *	14,100	469
Aspen Technology, Inc. *	370,500	2,875
Blackboard, Inc. *	47,737	1,625
Epicor Software Corp. *	378,500	2,089
Equinix, Inc. *	15,200	1,068
FactSet Research Systems, Inc.	42,778	2,292
Fair Isaac Corp.	152,000	2,557
Informatica Corp. *	27,500	437
Lionbridge Technologies, Inc. *	746,000	1,007
Macrovision Solutions Corp. *	32,800	663
ManTech International Corp., Class A *	52,377	1,896
Mercadolibre, Inc. *	25,500	697
Nuance Communications, Inc. *	54,370	726
Parametric Technology Corp. *	255,000	2,843
Perficient, Inc. *	174,500	1,216
Quality Systems, Inc.	57,411	3,078
RealNetworks, Inc. *	497,000	1,223
RightNow Technologies, Inc. *	213,688	1,613
Solera Holdings, Inc. *	22,000	502
Sybase, Inc. *	23,600	801
Symyx Technologies, Inc. *	267,500	1,295
TeleCommunication Systems, Inc., Class A *	65,300	641
The Ultimate Software Group, Inc. *	33,500	627
TIBCO Software, Inc. *	501,500	3,170
ValueClick, Inc. *	321,403	3,407
VASCO Data Security International, Inc. *	219,279	1,517
Websense, Inc. *	70,000	1,248

		41,582

Technology Hardware & Equipment 3.7%
Agilent Technologies, Inc. *	52,400	957
Avnet, Inc. *	38,300	838
Data Domain, Inc. *	101,998	1,691
DG FastChannel, Inc. *	50,500	1,178
Electro Scientific Industries, Inc. *	167,000	1,436
F5 Networks, Inc. *	106,624	2,908
L-1 Identity Solutions, Inc. *	245,885	1,800
Riverbed Technology, Inc. *	34,600	634
SeaChange International, Inc. *	105,876	664
Starent Networks Corp. *	27,800	548
ViaSat, Inc. *	28,400	653

		13,307

Telecommunication Services 1.4%
Cbeyond, Inc. *	161,818	3,298
SBA Communications Corp., Class A *	69,860	1,760

		5,058

Transportation 1.1%
AirTran Holdings, Inc. *	224,871	1,563
Arkansas Best Corp.	41,000	946
Old Dominion Freight Line, Inc. *	48,300	1,360

		3,869

Utilities 0.9%
Consolidated Edison, Inc.	24,485	909
Hawaiian Electric Industries, Inc.	47,435	737
PG&E Corp.	7,300	271
Wisconsin Energy Corp.	30,200	1,207

		3,124

Total Common Stock (Cost $332,525)		321,011

See financial notes 23

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

Foreign Common Stock 1.4% of net assets

Bermuda 0.6%

Consumer Services 0.2%
Orient-Express Hotels Ltd., Class A	106,200	687

Diversified Financials 0.2%
Invesco Ltd.	48,705	717

Software & Services 0.2%
VistaPrint Ltd. *	26,100	896

		2,300

Singapore 0.3%

Semiconductors & Semiconductor Equipment 0.3%
Verigy Ltd. *	92,057	1,013

United Kingdom 0.5%

Insurance 0.5%
Willis Group Holdings, Ltd.	66,203	1,821

Total Foreign Common Stock (Cost $6,078)		5,134

Other Investment Company 4.7% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	16,728,210	16,728

Total Other Investment Company (Cost $16,728)		16,728

	Face/Maturity
Issuer	Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.3% of net assets

U.S. Treasury Obligation 0.3%
U.S. Treasury Bill
0.16%, 06/18/09 (a)	1,200	1,200

Total Short-Term Investment (Cost $1,200)		1,200

End of Investments.

(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $366,356, and the unrealized appreciation and depreciation were $25,939 and ($48,222), respectively, with a net depreciation of ($22,283).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at
04/30/09. All numbers are x1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
Russell 2000 Mini Index, Long, expires 06/19/09	240	11,681	2,360

24 See financial notes

 Laudus Small-Cap MarketMaster Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $356,531)		$344,073
Receivables:
Investments sold		8,749
Fund shares sold		13,143
Dividends		86
Interest		7
Prepaid expenses	+	1

Total assets		366,059

Liabilities
Payables:
Investments bought		7,215
Investment advisers and administrator fees		43
Fund shares redeemed		247
Due to brokers for futures		50
Trustees’ fees		1
Accrued expenses	+	77

Total liabilities		7,633

Net Assets
Total assets		366,059
Total liabilities	−	7,633

Net assets		$358,426
Net Assets by Source
Capital received from investors		545,045
Distribution in excess of net investment income		(935)
Net realized capital losses		(175,586)
Net unrealized capital losses		(10,098)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$58,792		7,059		$8.33
Select Shares	$299,634		35,668		$8.40

See financial notes 25

 Laudus Small-Cap MarketMaster Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends		$1,406
Interest	+	66

Total investment income		1,472

Net Realized Gains and Losses
Net realized losses on investments		(67,245)
Net realized losses on futures contracts	+	(4,140)

Net realized losses		(71,385)

Net Unrealized Gains and Losses
Net unrealized gains on investments		57,111
Net unrealized gains on futures contracts	+	2,910

Net unrealized gains		60,021

Expenses
Investment adviser and administrator fees		1,692
Transfer agent and shareholder service fees:
Investor Shares		67
Select Shares		236
Shareholder reports		57
Portfolio accounting fees		35
Professional fees		24
Custodian fees		20
Registration fees		20
Trustees’ fees		6
Other expenses	+	5

Total expenses		2,162
Expense reduction by adviser and Schwab	−	168

Net expenses		1,994

Increase (Decrease) in Net Assets from Operations
Total investment income		1,472
Net expenses	−	1,994

Net investment loss		(522)
Net realized losses		(71,385)
Net unrealized gains	+	60,021

Decrease in net assets from operations		($11,886)

26 See financial notes

 Laudus Small-Cap MarketMaster Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment losses		($522)	($1,604)
Net realized losses		(71,385)	(102,682)
Net unrealized gains (losses)	+	60,021	(96,282)

Decrease in net assets from operations		(11,886)	(200,568)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		22	—
Select Shares	+	409	—

Total distributions from net investment income		431	—

Distributions from net realized gains
Investor Shares		—	2,435
Select Shares	+	—	10,845

Total distributions from net realized gains		—	13,280

Total distributions		$431	$13,280

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		574	$4,349	1,337	$15,389
Select Shares	+	9,930	74,826	14,764	169,600

Total shares sold		10,504	$79,175	16,101	$184,989

Shares Reinvested
Investor Shares		3	$21	188	$2,278
Select Shares	+	15	122	285	3,475

Total shares reinvested		18	$143	473	$5,753

Shares Redeemed
Investor Shares		(828)	($6,081)	(1,434)	($15,902)
Select Shares	+	(3,629)	(26,725)	(17,259)	(173,104)

Total shares redeemed		(4,457)	($32,806)	(18,693)	($189,006)

Net transactions in fund shares		6,065	$46,512	(2,119)	$1,736

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,662	$324,231	38,781	$536,343
Total increase or decrease	+	6,065	34,195	(2,119)	(212,112)

End of period		42,727	$358,426	36,662	$324,231

Distribution in excess of net investment income/
Net investment income not yet distributed			($935)		$18

See financial notes 27

Laudus International MarketMasters Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
Investor Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	11.78	25.96	20.73	16.78	13.58	11.95

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.20	0.14	0.13	0.06	0.02
Net realized and unrealized gains (losses)	(0.16)	(12.25)	6.84	3.98	3.16	1.65

Total from investment operations	(0.07)	(12.05)	6.98	4.11	3.22	1.67
Less distributions:
Distributions from net investment income	(0.51)	(0.10)	(0.16)	(0.16)	(0.02)	(0.04)
Distributions from net realized gains	—	(2.03)	(1.59)	—	—	—

Total distributions	(0.51)	(2.13)	(1.75)	(0.16)	(0.02)	(0.04)

Net asset value at end of period	11.20	11.78	25.96	20.73	16.78	13.58

Total return (%)	(0.48)[1]	(49.97)	36.01	24.66	23.75	13.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.64 [2]	1.59	1.56 [3]	1.57 [3]	1.65	1.65
Gross operating expenses	1.66 [2]	1.59	1.59	1.64	1.74	1.89
Net investment income (loss)	1.23 [2]	0.95	0.62	0.52	0.37	0.15
Portfolio turnover rate	54 [1]	88	71	90	53	69
Net assets, end of period ($ x 1,000,000)	746	918	2,297	1,320	794	552

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–	4/2/04[4]–
Select Shares	4/30/09*	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Per-Share Data ($)

Net asset value at beginning of period	11.80	26.00	20.77	16.81	13.61	13.64

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.23	0.15	0.19	0.08	0.02
Net realized and unrealized gains (losses)	(0.15)	(12.27)	6.86	3.96	3.17	(0.05)

Total from investment operations	(0.06)	(12.04)	7.01	4.15	3.25	(0.03)
Less distributions:
Distributions from net investment income	(0.54)	(0.13)	(0.19)	(0.19)	(0.05)	—
Distributions from net realized gains	—	(2.03)	(1.59)	—	—	—

Total distributions	(0.54)	(2.16)	(1.78)	(0.19)	(0.05)	—

Net asset value at end of period	11.20	11.80	26.00	20.77	16.81	13.61

Total return (%)	(0.41)[1]	(49.91)	36.16	24.88	23.90	(0.22)[1]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.47 [2]	1.48 [5]	1.44 [6]	1.39 [6]	1.47	1.47	[2]
Gross operating expenses	1.61 [2]	1.54	1.55	1.60	1.68	1.86	[2]
Net investment income (loss)	1.41 [2]	1.08	0.73	0.72	0.59	0.37	[2]
Portfolio turnover rate	54 [1]	88	71	90	53	69	[1]
Net assets, end of period ($ x 1,000,000)	459	540	1,255	628	274	81

* Unaudited.

1 Not annualized.
2 Annualized.
3 The ratio of net operating expenses would have been 1.64% and 1.59% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.
4 Commencement of operations.
5 The ratio of net operating expenses would have been 1.47% if tax and inerest expense had not been included.
6 The ratio of net operating expenses would have been 1.47% and 1.47% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.

28 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

93.2%	Common Stock	1,364,533	1,123,136
0.5%	Preferred Stock	5,319	6,277
5.0%	Other Investment Companies	68,484	59,581
—%	Rights	224	271
0.4%	Short-Term Investments	4,849	4,849

99.1%	Total Investments	1,443,409	1,194,114
0.9%	Other Assets and Liabilities		10,781

100.0%	Net Assets		1,204,895

	Number of	Value
Security	Shares	($ x 1,000)

Common Stock 93.2% of net assets

Australia 3.1%

Commercial & Professional Supplies 0.2%
Transfield Services Ltd.	1,191,912	2,151

Consumer Services 0.1%
Tatts Group Ltd.	373,100	748

Energy 0.2%
Arrow Energy Ltd. *	164,694	397
Energy Resources of Australia Ltd.	27,100	409
WorleyParsons Ltd.	114,432	1,509

		2,315

Food & Staples Retailing 0.2%
Metcash Ltd.	60,500	183
Woolworths Ltd.	162,249	3,147

		3,330

Food, Beverage & Tobacco 0.0%
Lion Nathan Ltd.	23,809	203

Health Care Equipment & Services 0.1%
Cochlear Ltd.	18,084	653

Insurance 0.2%
QBE Insurance Group Ltd.	162,649	2,572

Materials 1.3%
BHP Billiton Ltd.	139,006	3,358
BHP Billiton Ltd. ADR	193,725	9,326
PanAust Ltd. *	4,628,272	1,111
Sino Gold Mining Ltd. *	277,053	1,093
St. Barbara Ltd. *	4,339,005	877

		15,765

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	57,392	1,430

Real Estate 0.4%
Commonwealth Property Office Fund	8,927,252	5,281

Retailing 0.3%
David Jones Ltd.	1,104,861	2,422
JB Hi-Fi Ltd.	99,103	979

		3,401

		37,849

Austria 0.1%

Capital Goods 0.0%
Andritz AG	13,800	469

Consumer Services 0.1%
BWIN Interactive Entertainment AG *	24,955	788

		1,257

Bahamas 0.1%

Energy 0.1%
Petrominerales Ltd. *	84,548	759

Belgium 0.4%

Capital Goods 0.0%
Bekaert N.V.	5,500	511

Food & Staples Retailing 0.1%
Colruyt S.A.	4,247	965

Food, Beverage & Tobacco 0.2%
Anheuser-Busch InBev N.V.	60,575	1,854

Telecommunication Services 0.1%
Telenet Group Holding N.V. *	67,897	1,314

		4,644

Bermuda 2.3%

Banks 0.1%
Credicorp Ltd.	33,430	1,672

Capital Goods 0.5%
Cooper Industries Ltd., Class A	94,600	3,102
Ingersoll-Rand Co., Ltd., Class A	27,625	601
Noble Group Ltd.	2,304,760	1,997

		5,700

Energy 0.2%
Seadrill Ltd.	215,000	2,295

Insurance 0.2%
Catlin Group Ltd.	153,424	794

See financial notes 29

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Lancashire Holdings Ltd. *	53,407	377
PartnerRe Ltd.	26,225	1,788

		2,959

Materials 0.2%
Aquarius Platinum Ltd. (b)	477,973	1,802
Huabao International Holdings Ltd. (b)	525,000	371
Nine Dragons Paper Holdings Ltd.	666,000	301

		2,474

Retailing 1.1%
Li & Fung Ltd.	544,000	1,528
Signet Jewelers Ltd.	702,260	11,145

		12,673

		27,773

Brazil 1.8%

Banks 0.1%
Itau Unibanco Banco Multiplo S.A.	72,219	992

Capital Goods 0.0%
Lupatech S.A. *	44,900	565

Consumer Services 0.0%
Anhanguera Educacional Participacoes S.A. *	49,200	344

Diversified Financials 0.3%
BM&F BOVESPA S.A.	676,200	2,740
GP Investments Ltd. BDR *	180,800	620

		3,360

Food, Beverage & Tobacco 0.0%
SLC Agricola S.A.	58,000	395

Household & Personal Products 0.2%
Natura Cosmeticos S.A.	157,300	1,868

Materials 0.7%
Aracruz Celulose S.A. ADR	15,900	190
Companhia Vale do Rio Doce ADR	435,650	7,192
MMX Mineracao e Metalicos S.A. *	171,500	523

		7,905

Real Estate 0.1%
BR Malls Participacoes S.A. *	162,000	1,212

Software & Services 0.2%
Redecard S.A.	224,100	2,820

Telecommunication Services 0.2%
GVT Holding S.A. *	149,300	1,978

		21,439

Canada 4.7%

Capital Goods 0.0%
SNC-Lavalin Group, Inc.	18,157	529

Commercial & Professional Supplies 0.1%
Stantec, Inc. *	69,593	1,524

Diversified Financials 0.0%
TMX Group, Inc.	13,035	351

Energy 0.9%
Calfrac Well Services Ltd.	4,200	34
Canadian Natural Resources Ltd.	55,150	2,543
Crescent Point Energy Trust	11,300	266
EnCana Corp.	105,800	4,838
Ensign Energy Services, Inc.	13,000	150
Precision Drilling Trust	145,900	687
Suncor Energy, Inc.	99,950	2,535

		11,053

Food & Staples Retailing 0.3%
Metro, Inc., Class A	33,075	1,025
Shoppers Drug Mart Corp.	60,800	2,199

		3,224

Health Care Equipment & Services 0.1%
SXC Health Solutions Corp. *	40,793	811

Insurance 0.1%
Manulife Financial Corp.	56,475	966

Materials 1.5%
Agnico-Eagle Mines Ltd.	11,900	526
Eldorado Gold Corp. *	38,600	306
Equinox Minerals Ltd. *	718,711	1,253
First Quantum Minerals Ltd.	40,000	1,547
HudBay Minerals, Inc. *	161,182	1,082
Potash Corp. of Saskatchewan, Inc.	149,417	12,923

		17,637

Real Estate 0.7%
Brookfield Asset Management, Inc., Class A	171,384	2,662
Morguard Real Estate Investment Trust	252,790	1,989
Northern Property Real Estate Investment Trust (b)	288,700	4,270

		8,921

Software & Services 0.1%
Open Text Corp. *	31,657	1,039

Transportation 0.9%
Canadian National Railway Co.	156,300	6,318

30 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Canadian Pacific Railway Ltd.	112,925	4,049
WestJet Airlines Ltd. *	19,900	195

		10,562

		56,617

Cayman Islands 1.7%

Automobiles & Components 0.1%
Xinyi Glass Holdings Co., Ltd.	1,814,000	1,126

Capital Goods 0.2%
China High Speed Transmission Equipment Group Co., Ltd.	1,108,000	1,979
Suntech Power Holdings Co., Ltd. ADR *	18,000	269

		2,248

Consumer Durables & Apparel 0.2%
Li Ning Co., Ltd.	895,000	1,832

Consumer Services 0.2%
Melco Crown Entertainment Ltd. ADR *	266,963	1,215
New Oriental Education & Technology Group, Inc. ADR *	15,426	817

		2,032

Food, Beverage & Tobacco 0.1%
Want Want China Holdings Ltd.	2,553,000	1,273

Household & Personal Products 0.2%
Hengan International Group Co., Ltd.	601,000	2,506

Software & Services 0.5%
Baidu, Inc. ADR *	10,415	2,426
Shanda Interactive Entertainment Ltd. ADR *	29,600	1,416
Tencent Holdings Ltd.	286,200	2,529

		6,371

Technology Hardware & Equipment 0.2%
Comba Telecom Systems Holdings Ltd.	3,456,000	1,479
Foxconn International Holdings Ltd. *	1,034,000	637
Ju Teng International Holdings Ltd. *	2,012,000	872

		2,988

		20,376

China 2.3%

Automobiles & Components 0.2%
Dongfeng Motor Group Co., Ltd., Class H	3,150,000	2,344

Banks 0.2%
China Merchants Bank Co., Ltd., Class H	485,500	868
Industrial & Commercial Bank of China Ltd., Class H	3,131,472	1,781

		2,649

Capital Goods 0.2%
China South Locomotive & Rolling Stock Corp., Ltd., Class H *	922,125	414
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,078,000	1,477

		1,891

Energy 0.1%
China Oilfield Services Ltd., Class H	1,636,000	1,337

Food, Beverage & Tobacco 0.1%
China Yurun Food Group Ltd.	618,674	733

Health Care Equipment & Services 0.1%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	596,000	1,122

Insurance 0.3%
China Life Insurance Co., Ltd., Class H	1,102,000	3,870

Materials 0.9%
AMVIG Holdings Ltd. (b)	10,918,000	6,794
Anhui Conch Cement Co., Ltd., Class H *	166,000	1,100
China National Building Material Co., Ltd., Class H	1,160,000	2,425

		10,319

Real Estate 0.0%
Guangzhou R&F Properties Co., Ltd.	312,400	502

Transportation 0.2%
Cosco Pacific Ltd.	2,700,000	2,562

		27,329

Denmark 0.8%

Capital Goods 0.3%
Rockwool International A/S, B Shares	14,169	1,094
Vestas Wind Systems A/S *	44,675	2,900

		3,994

Insurance 0.1%
Topdanmark A/S *	5,800	685

Materials 0.1%
Novozymes A/S, Class B	22,757	1,534

See financial notes 31

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Genmab A/S *	12,600	486
Novo Nordisk A/S, Class B	56,075	2,668

		3,154

		9,367

Finland 0.2%

Capital Goods 0.2%
Kone Oyj, Class B	72,900	1,991

France 7.1%

Banks 0.7%
BNP Paribas	169,200	8,907

Capital Goods 1.4%
Alstom S.A.	67,730	4,222
Carbone Lorraine S.A.	207,408	5,398
Nexans S.A.	39,728	1,841
Schneider Electric S.A.	24,264	1,846
Societe Industrielle D’Aviations Latecoere S.A. (b)*	248,348	1,385
Vinci S.A.	63,011	2,823

		17,515

Commercial & Professional Supplies 0.1%
Teleperformance	38,518	1,110

Consumer Durables & Apparel 0.7%
Hermes International	4,478	594
LVMH Moet Hennessy Louis Vuitton S.A.	77,900	5,881
Nexity	61,307	1,978

		8,453

Diversified Financials 0.2%
Financiere Marc de Lacharriere S.A.	54,648	2,591

Food, Beverage & Tobacco 0.1%
Groupe Danone ADR	83,200	786

Health Care Equipment & Services 0.1%
Orpea *	24,329	995

Insurance 0.4%
April Group	28,873	859
Euler Hermes S.A.	71,260	3,477

		4,336

Media 1.7%
Ipsos	137,753	3,126
Publicis Groupe	318,800	9,744
Societe Television Francaise 1	880,400	8,245

		21,115

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Boiron S.A. (b)	119,729	3,029

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	136,100	897

Software & Services 0.1%
Groupe Steria S.C.A.	47,681	909

Technology Hardware & Equipment 0.8%
Neopost S.A.	112,767	9,549

Telecommunication Services 0.3%
Iliad S.A.	30,103	3,162

Utilities 0.2%
EDF Energies Nouvelles S.A.	54,210	1,920

		85,274

Germany 7.0%

Automobiles & Components 1.6%
Bayerische Motoren Werke AG	173,200	6,001
Daimler AG - Reg’d	288,300	10,336
ElringKlinger AG	169,697	2,457

		18,794

Capital Goods 1.4%
Bilfinger Berger AG	177,907	8,448
Centrotherm Photovoltaics AG *	41,646	1,613
MTU Aero Engines Holding AG	80,443	2,709
Phoenix Solar AG	35,435	1,561
Rheinmetall AG	41,579	1,761
Vossloh AG	7,438	765

		16,857

Commercial & Professional Supplies 0.2%
GfK SE (b)	118,906	2,789

Consumer Durables & Apparel 0.2%
Rational AG	22,104	2,249

Household & Personal Products 0.1%
Beiersdorf AG	39,275	1,618

Insurance 0.8%
Allianz SE - Reg’d	104,000	9,597
Hannover Rueckversicherung AG - Reg’d	14,700	476

		10,073

Materials 0.8%
BASF SE ADR	82,250	2,904
Symrise AG	474,484	6,490
Wacker Chemie AG	920	95

		9,489

Media 0.0%
CTS Eventim AG	429	12

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
QIAGEN N.V. *	217,125	3,592

Retailing 0.3%
Fielmann AG	56,511	3,464

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG *	118,300	314
Kontron AG	51,278	563

		877

Software & Services 0.8%
SAP AG	177,700	6,832

32 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Software AG	5,911	369
United Internet AG - Reg’d	79,482	834
Wirecard AG *	147,216	1,222

		9,257

Technology Hardware & Equipment 0.3%
Wincor Nixdorf AG	74,760	3,753

Utilities 0.1%
RWE AG ADR	24,425	1,759

		84,583

Greece 0.1%

Banks 0.1%
Piraeus Bank S.A. *	79,800	732

Consumer Services 0.0%
OPAP S.A.	19,700	608

Utilities 0.0%
Public Power Corp. S.A.	20,600	397

		1,737

Hong Kong 2.2%

Banks 0.2%
HSBC Holdings plc	342,000	2,397
Wing Hang Bank Ltd.	47,500	281

		2,678

Capital Goods 0.2%
Fong’s Industries Co., Ltd. (b)	12,208,000	1,414
Melco International Development Ltd. *	3,038,000	1,490

		2,904

Commercial & Professional Supplies 0.1%
China Everbright International Ltd.	2,979,000	681

Consumer Durables & Apparel 0.3%
Arts Optical International Holdings Ltd. (b)	7,676,000	1,972
Techtronic Industries Co., Ltd.	2,761,500	1,633

		3,605

Diversified Financials 0.1%
China Everbright Ltd.	406,000	786

Energy 0.4%
CNOOC Ltd.	3,975,000	4,437

Materials 0.1%
China Shanshui Cement Group *	2,819,000	1,570

Real Estate 0.4%
China Overseas Land & Investment Ltd.	1,054,560	1,837
Shenzhen Investment Ltd.	5,110,000	1,473
Sino-Ocean Land Holdings Ltd.	1,092,500	803
The Link REIT	442,000	859

		4,972

Semiconductors & Semiconductor Equipment 0.3%
ASM Pacific Technology Ltd.	758,100	3,390

Transportation 0.1%
Pacific Basin Shipping Ltd.	3,675,000	1,817

		26,840

India 1.3%

Automobiles & Components 0.2%
Bajaj Auto Ltd.	85,900	1,098
Hero Honda Motors Ltd.	35,605	848
Maruti Suzuki India Ltd.	22,785	376

		2,322

Banks 0.1%
Housing Development Finance Corp., Ltd.	57,290	2,004

Capital Goods 0.3%
Bharat Heavy Electricals Ltd.	93,561	3,138
Larsen & Toubro Ltd.	52,458	931

		4,069

Energy 0.2%
Reliance Industries Ltd.	65,789	2,402

Household & Personal Products 0.1%
Dabur India Ltd.	345,273	715

Real Estate 0.1%
Housing Development & Infrastructure Ltd.	342,872	1,015

Telecommunication Services 0.2%
Bharti Airtel Ltd. *	141,336	2,144

Utilities 0.1%
GVK Power & Infrastructure Ltd. *	2,652,233	1,510

		16,181

Indonesia 0.3%

Banks 0.1%
PT Bank Rakyat Indonesia	3,026,500	1,642

Food, Beverage & Tobacco 0.2%
PT Astra Agro Lestari Tbk	837,000	1,237
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk *	2,330,500	1,073

		2,310

		3,952

See financial notes 33

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Ireland 1.5%

Banks 0.3%
Bank of Ireland *	2,595,300	2,615
The Governor & Company of the Bank of Ireland	904,500	901

		3,516

Commercial & Professional Supplies 0.4%
Experian plc	816,100	5,374

Consumer Services 0.1%
Paddy Power plc	57,422	1,058

Food, Beverage & Tobacco 0.2%
Glanbia plc	947,340	2,766

Health Care Equipment & Services 0.2%
United Drug plc	642,334	1,801

Materials 0.2%
CRH plc	96,428	2,488

Transportation 0.1%
Ryanair Holdings plc ADR *	27,400	749

		17,752

Israel 0.3%

Capital Goods 0.2%
Elbit Systems Ltd.	45,646	2,308

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Teva Pharmaceutical Industries Ltd. ADR	31,479	1,382

Technology Hardware & Equipment 0.0%
Orbotech Ltd. *	25,000	127

		3,817

Italy 1.1%

Consumer Durables & Apparel 0.5%
Luxottica Group S.p.A.	315,300	5,786

Diversified Financials 0.1%
Azimut Holding S.p.A.	268,124	1,874

Health Care Equipment & Services 0.1%
Amplifon S.p.A.	319,628	811
DiaSorin S.p.A.	31,185	692

		1,503

Media 0.1%
Gruppo Editoriale L’Espresso S.p.A. *	557,924	787

Transportation 0.3%
Ansaldo STS S.p.A.	199,205	3,175

		13,125

Japan 10.2%

Automobiles & Components 1.9%
Aisin Seiki Co., Ltd.	53,300	1,095
EXEDY Corp.	68,700	1,278
F.C.C. Co., Ltd.	481,300	6,098
Honda Motor Co., Ltd.	278,100	8,150
NGK Spark Plug Co., Ltd.	26,000	251
Toyota Motor Corp.	136,800	5,414

		22,286

Banks 0.1%
Seven Bank Ltd.	312	737

Capital Goods 1.4%
JGC Corp.	30,000	393
Marubeni Corp.	152,000	553
Miura Co., Ltd.	124,100	2,724
Nabtesco Corp.	229,000	1,861
NGK Insulators Ltd.	64,000	982
Nippo Corp.	151,000	1,135
NSK Ltd.	60,000	267
The Japan Steel Works Ltd.	76,000	823
THK Co., Ltd.	52,600	729
Toyo Engineering Corp.	478,000	1,521
Toyota Tsusho Corp.	37,400	442
Union Tool Co.	51,100	1,224
Ushio, Inc.	288,100	3,738

		16,392

Commercial & Professional Supplies 0.2%
Aeon Delight Co., Ltd.	72,600	924
Meitec Corp.	120,000	1,625

		2,549

Consumer Durables & Apparel 0.3%
Asics Corp.	27,000	176
Atsugi Co., Ltd.	526,000	719
Shimano, Inc.	91,000	2,692

		3,587

Consumer Services 0.1%
Benesse Corp.	13,900	532
McDonald’s Holdings Co., (Japan) Ltd.	24,300	419

		951

Diversified Financials 1.1%
Credit Saison Co., Ltd.	67,500	758
Daiwa Securities Group, Inc.	2,349,300	12,308

		13,066

Energy 0.1%
Shinko Plantech Co., Ltd.	256,200	1,705

Food, Beverage & Tobacco 0.3%
Ariake Japan Co., Ltd.	82,900	1,139
Hokuto Corp.	21,300	375
Toyo Suisan Kaisha Ltd.	23,000	450
Unicharm Petcare Corp.	49,153	1,311

		3,275

Health Care Equipment & Services 0.2%
Nichii Gakkan Co.	123,500	1,054
So-net M3, Inc.	78	254
Terumo Corp.	36,700	1,388

		2,696

34 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Household & Personal Products 0.0%
Kobayashi Pharmaceutical Co., Ltd.	6,000	195

Materials 0.7%
Nifco, Inc.	428,400	5,682
Taiyo Ink Mfg. Co., Ltd.	182,900	2,949
Tokyo Steel Manufacturing Co., Ltd.	31,000	317

		8,948

Media 0.2%
Jupiter Telecommunications Co., Ltd.	3,186	2,242

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Shionogi & Co., Ltd.	176,000	3,028
Tsumura & Co.	27,200	745

		3,773

Real Estate 0.0%
AEON Mall Co., Ltd.	10,600	139

Retailing 0.7%
Autobacs Seven Co., Ltd.	48,200	1,318
Fast Retailing Co., Ltd.	21,400	2,249
Nitori Co., Ltd.	21,710	1,221
Point, Inc.	34,020	1,516
Rakuten, Inc.	1,971	1,003
Yamada Denki Co., Ltd.	10,200	470

		7,777

Semiconductors & Semiconductor Equipment 0.9%
Disco Corp.	38,100	1,147
Rohm Co., Ltd.	122,200	7,494
Shinko Electric Industries Co., Ltd.	4,000	39
Sumco Corp.	53,800	790
Trend Micro, Inc.	24,000	731
ULVAC, Inc.	56,000	1,044

		11,245

Software & Services 0.3%
Access Co., Ltd. *	190	393
Capcom Co., Ltd.	96,300	1,680
Kakaku.com, Inc.	566	1,937

		4,010

Technology Hardware & Equipment 1.4%
Canon, Inc.	208,400	6,237
Horiba Ltd.	80,900	1,476
Nippon Electric Glass Co., Ltd.	91,000	740
OMRON Corp.	597,000	8,923

		17,376

Utilities 0.0%
Osaka Gas Co., Ltd.	142,000	450

		123,399

Luxembourg 0.6%

Energy 0.5%
Acergy S.A.	105,138	812
Tenaris S.A. ADR	224,425	5,615

		6,427

Telecommunication Services 0.1%
Millicom International Cellular S.A.	17,436	845

		7,272

Malaysia 0.2%

Capital Goods 0.1%
IJM Corp. Berhad	856,500	1,198

Food, Beverage & Tobacco 0.1%
IOI Corp., Berhad	595,800	714
Kuala Lumpur Kepong Berhad	149,300	485

		1,199

		2,397

Mexico 1.2%

Capital Goods 0.0%
Empresas ICA S.A.B. de C.V. *	274,400	499

Diversified Financials 0.0%
Banco Compartamos S.A. de C.V.	155,700	388

Food, Beverage & Tobacco 0.5%
Fomento Economico Mexicano S.A.B. de C.V.	188,700	5,342

Household & Personal Products 0.0%
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	142,500	520

Media 0.7%
Grupo Televisa S.A. ADR	473,900	7,336
Megacable Holdings S.A.B. de C.V. *	390,500	494

		7,830

		14,579

Netherlands 3.5%

Capital Goods 0.7%
Arcadis N.V.	56,898	838
Koninklijke (Royal) Philips Electronics N.V.	147,200	2,656
Koninklijke BAM Groep N.V.	204,537	2,011
Koninklijke Boskalis Westminster N.V., CVA	137,609	3,209

		8,714

Diversified Financials 0.1%
BinckBank N.V.	112,869	1,252

See financial notes 35

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Energy 0.9%
Core Laboratories N.V.	22,000	1,831
Fugro N.V., CVA	54,795	1,962
Schlumberger Ltd.	147,575	7,230

		11,023

Food, Beverage & Tobacco 0.1%
Unilever N.V.	47,000	930

Materials 0.5%
Akzo Nobel N.V.	155,400	6,499

Media 0.0%
Wolters Kluwer N.V.	16,400	270

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding N.V.	153,900	3,229

Technology Hardware & Equipment 0.1%
Gemalto N.V. *	15,700	494
Smartrac N.V. *	10,997	133

		627

Transportation 0.8%
Koninklijke Vopak N.V.	228,422	10,059

		42,603

New Zealand 1.0%

Consumer Services 0.2%
Sky City Entertainment Group Ltd.	1,917,058	2,968

Health Care Equipment & Services 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	3,580,022	6,151

Materials 0.1%
Nufarm Ltd.	95,686	919

Transportation 0.2%
Auckland International Airport Ltd.	2,474,582	2,321

		12,359

Norway 0.5%

Energy 0.2%
Farstad Shipping A.S.A. (b)	170,950	2,558
TGS Nopec Geophysical Co., A.S.A. *	90,126	665

		3,223

Food, Beverage & Tobacco 0.1%
Marine Harvest *	2,326,011	1,048

Materials 0.0%
Yara International A.S.A. ADR	7,975	214

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Pronova BioPharma A/S *	337,846	848

Software & Services 0.0%
Opera Software A.S.A. *	68,076	272

Technology Hardware & Equipment 0.1%
Tandberg A.S.A.	48,685	685

		6,290

Panama 0.0%

Transportation 0.0%
Copa Holdings S.A., Class A	14,110	432

Republic of Korea 1.6%

Automobiles & Components 0.0%
Kia Motors Corp. *	41,500	364

Capital Goods 0.1%
Taewoong Co., Ltd.	15,619	1,150

Consumer Durables & Apparel 0.1%
Humax Co., Ltd.	126,176	1,484

Consumer Services 0.2%
MegaStudy Co., Ltd.	15,060	2,550

Diversified Financials 0.1%
KIWOOM Securities Co., Ltd.	17,909	769

Household & Personal Products 0.1%
LG Household & Health Care Ltd.	10,299	1,417

Insurance 0.1%
Samsung Fire & Marine Insurance Co., Ltd.	7,697	1,050

Media 0.1%
CJ Internet Corp.	60,413	801

Retailing 0.2%
CJ Home Shopping	29,442	1,853

Semiconductors & Semiconductor Equipment 0.5%
Hynix Semiconductor, Inc. *	33,300	374
Samsung Electronics Co., Ltd.	12,140	5,606

		5,980

Software & Services 0.0%
NHN Corp. *	3,100	375

Technology Hardware & Equipment 0.1%
Digitech Systems Co., Ltd. *	65,583	1,343

		19,136

Singapore 2.6%

Capital Goods 0.3%
SembCorp Marine Ltd.	2,165,000	3,048

Food & Staples Retailing 0.1%
Olam International Ltd.	1,411,300	1,664

Food, Beverage & Tobacco 0.2%
Wilmar International Ltd.	1,082,000	2,585

Health Care Equipment & Services 0.2%
Parkway Holdings Ltd.	2,529,780	2,046

Real Estate 0.6%
Capitaland Ltd.	1,024,000	1,889
CapitaMall Trust	5,886,200	4,926

		6,815

36 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Telecommunication Services 0.3%
StarHub Ltd.	3,322,000	4,089

Transportation 0.7%
SIA Engineering Co., Ltd.	2,655,000	3,515
Singapore Airport Terminal Services Ltd.	2,326,000	2,051
SMRT Corp., Ltd.	2,582,000	2,695

		8,261

Utilities 0.2%
Hyflux Ltd.	1,920,000	2,346

		30,854

South Africa 0.6%

Capital Goods 0.1%
Wilson Bayly Holmes-Ovcon Ltd.	66,901	784

Food & Staples Retailing 0.1%
Shoprite Holdings Ltd.	160,288	960

Media 0.2%
Naspers Ltd., Class N	121,700	2,480

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aspen Pharmacare Holdings Ltd. *	118,518	602

Telecommunication Services 0.2%
MTN Group Ltd.	203,938	2,648

		7,474

Spain 2.0%

Capital Goods 0.1%
Construcciones Y Auxiliar De Ferrocarriles S.A.	2,157	783

Commercial & Professional Supplies 0.3%
Prosegur, Compania de Seguridad S.A. - Reg’d	142,580	4,072

Energy 0.2%
Tecnicas Reunidas S.A.	53,287	1,879

Food, Beverage & Tobacco 0.0%
Viscofan S.A.	10,709	199

Media 0.5%
Gestevision Telecinco S.A.	629,000	5,930

Retailing 0.2%
Industria de Diseno Textil S.A.	55,399	2,362

Software & Services 0.1%
Indra Sistemas S.A.	38,409	760

Telecommunication Services 0.3%
Telefonica S.A.	188,032	3,562

Utilities 0.3%
Acciona S.A.	2,200	225
EDP Renovaveis S.A. *	79,400	647
Enagas	24,300	422
Iberdrola Renovables S.A. *	649,324	2,637

		3,931

		23,478

Sweden 1.2%

Capital Goods 0.7%
Assa Abloy AB, B Shares	740,700	8,720

Commercial & Professional Supplies 0.1%
Loomis AB, Class B	95,583	817

Consumer Services 0.1%
Betsson AB *	64,606	741

Food, Beverage & Tobacco 0.1%
Swedish Match AB	53,200	759

Media 0.0%
Modern Times Group MTG AB, B Shares	18,369	497

Retailing 0.2%
Hennes & Mauritz AB, B Shares	55,351	2,464

		13,998

Switzerland 10.4%

Capital Goods 0.7%
ABB Ltd. - Reg’d *	161,700	2,289
Geberit AG - Reg’d	55,100	5,872
Schindler Holding AG - Reg’d	9,700	502

		8,663

Commercial & Professional Supplies 1.0%
Adecco S.A. - Reg’d	251,000	9,879
SGS S.A. - Reg’d	1,653	1,854

		11,733

Consumer Durables & Apparel 1.4%
Compagnie Financiere Richemont S.A., Series A	538,000	9,631
Swatch Group AG	49,500	6,887

		16,518

Diversified Financials 2.1%
Credit Suisse Group AG - Reg’d	396,206	15,482
Partners Group Holding AG	16,614	1,452
UBS AG - Reg’d *	584,211	8,025

		24,959

Energy 1.9%
Noble Corp.	291,600	7,969
Transocean Ltd. *	121,646	8,209
Weatherford International Ltd. *	394,500	6,561

		22,739

See financial notes 37

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Food, Beverage & Tobacco 0.9%
Nestle S.A. - Reg’d	134,136	4,372
Nestle S.A. - Reg’d ADR	222,162	7,209

		11,581

Materials 0.6%
Givaudan S.A. - Reg’d	9,200	5,824
Syngenta AG - Reg’d	7,732	1,651

		7,475

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Actelion Ltd. - Reg’d *	26,200	1,194
Lonza Group AG - Reg’d	22,137	2,031
Novartis AG - Reg’d	151,800	5,745
Novartis AG ADR	63,850	2,420
Roche Holding AG	23,955	3,021

		14,411

Transportation 0.6%
Kuehne & Nagel International AG - Reg’d	101,064	7,596

		125,675

Taiwan 1.3%

Automobiles & Components 0.1%
Cheng Shin Rubber Industry Co., Ltd.	965,000	1,451

Capital Goods 0.1%
Shin Zu Shing Co., Ltd.	304,000	1,254

Materials 0.2%
Asia Cement Corp.	279,000	287
Goldsun Development & Construction Co., Ltd.	3,888,000	1,512

		1,799

Real Estate 0.1%
Huaku Development Co., Ltd.	694,000	1,204

Semiconductors & Semiconductor Equipment 0.3%
Kinsus Interconnect Technology Corp.	902,000	1,628
Radiant Opto-Electronics Corp.	1,174,000	1,405
Siliconware Precision Industries Co.	30,747	230

		3,263

Technology Hardware & Equipment 0.5%
Acer, Inc.	852,000	1,628
Catcher Technology Co., Ltd.	462,000	1,162
HTC Corp.	108,000	1,463
Wistron Corp.	775,000	980
WPG Holdings Co., Ltd.	1,487,000	1,233

		6,466

		15,437

Turkey 0.3%

Automobiles & Components 0.1%
Tofas Turk Otomobil Fabrikasi A/S	978,213	1,185

Banks 0.2%
Asya Katilim Bankasi A/S *	440,900	421
Turkiye Vakiflar Bankasi T.A.O., Class D	1,783,809	2,019

		2,440

		3,625

United Kingdom 17.3%

Banks 0.5%
Lloyds TSB Group plc	753,000	1,221
Standard Chartered plc	291,933	4,516

		5,737

Capital Goods 3.7%
BAE Systems plc	349,088	1,836
BAE Systems plc ADR	27,050	566
Balfour Beatty plc	89,500	442
Bodycote plc	1,462,433	3,087
Charter International plc	206,139	1,696
Chemring Group plc	55,232	1,714
Chloride Group plc	2,771,535	6,673
Cobham plc	1,185,312	3,071
Invensys plc *	320,400	936
Rolls-Royce Group plc *	785,788	3,895
Rolls-Royce Group plc, C Shares (c) *	67,420,610	100
Spirax-Sarco Engineering plc	152,066	1,916
The Weir Group plc	1,264,774	8,972
Travis Perkins plc	121,844	1,258
Ultra Electronics Holdings plc	316,046	5,541
VT Group plc	356,509	2,426

		44,129

Commercial & Professional Supplies 1.8%
Babcock International Group plc	134,920	865
Capita Group plc	356,856	3,598
Connaught plc	143,940	757
De La Rue plc	241,534	3,424
G4S plc	2,017,881	5,595
Intertek Group plc	108,895	1,633
Michael Page International plc	277,715	1,126
Serco Group plc	843,861	4,553

		21,551

Consumer Durables & Apparel 0.2%
Bellway plc	123,485	1,301
The Berkeley Group Holdings plc *	83,605	1,202

		2,503

38 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

Consumer Services 0.2%
Compass Group plc	264,600	1,258
Greene King plc	197,169	1,810

		3,068

Diversified Financials 1.1%
Aberdeen Asset Management plc	663,218	1,286
Ashmore Group plc	336,394	1,118
BlueBay Asset Management plc	217,738	584
Man Group plc	446,100	1,649
Schroders plc	594,500	7,200
Tullett Prebon plc	287,814	1,128

		12,965

Energy 1.9%
Afren plc (b) *	1,860,375	1,048
AMEC plc	268,803	2,447
BG Group plc	339,548	5,422
Cairn Energy plc *	42,860	1,344
Dana Petroleum plc *	121,123	2,239
Petrofac Ltd.	267,381	2,255
Premier Oil plc (b) *	106,355	1,629
Tullow Oil plc	334,933	3,954
Wellstream Holdings plc	326,217	2,480

		22,818

Food, Beverage & Tobacco 0.9%
British American Tobacco plc ADR	68,775	3,344
Cadbury plc ADR	11,616	350
Diageo plc	408,500	4,873
Diageo plc ADR	45,925	2,197

		10,764

Household & Personal Products 0.3%
Reckitt Benckiser Group plc	93,641	3,676

Insurance 0.4%
Admiral Group plc	75,247	1,007
Amlin plc	616,964	3,265
Jardine Lloyd Thompson Group plc	117,676	766

		5,038

Materials 1.9%
Croda International plc	515,444	4,113
Johnson Matthey plc	15,400	272
Rexam plc	1,077,345	4,990
Rio Tinto plc ADR	45,075	7,345
Vedanta Resources plc	93,100	1,456
Victrex plc	601,535	4,753

		22,929

Media 1.4%
British Sky Broadcasting Group plc	1,565,831	11,147
Johnston Press plc *	2,955,100	532
Rightmove plc	244,606	1,168
Thomson Reuters plc	185,300	4,766

		17,613

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
GlaxoSmithKline plc	326,900	5,035

Retailing 0.4%
ASOS plc *	64,306	366
Debenhams plc	269,593	363
Mothercare plc	43,425	245
Next plc	113,053	2,704
The Carphone Warehouse Group plc	611,500	1,339

		5,017

Software & Services 0.5%
Autonomy Corp. plc (b) *	210,165	4,409
Blinkx plc *	499,831	129
Micro Focus International plc	255,048	1,198

		5,736

Technology Hardware & Equipment 1.6%
Halma plc	1,008,051	2,645
Laird plc	1,577,793	3,602
Rotork plc	653,296	7,813
Spectris plc	388,174	3,368
TT electronics plc (b)	3,535,210	1,480

		18,908

Telecommunication Services 0.1%
Inmarsat plc	130,400	930

		208,417

United States 0.3%

Automobiles & Components 0.1%
Autoliv, Inc.	43,280	1,050

Consumer Services 0.1%
Tim Hortons, Inc.	45,687	1,111

Energy 0.1%
Gran Tierra Energy, Inc. *	358,159	888

		3,049

Total Common Stock (Cost $1,364,533)		1,123,136

Preferred Stock 0.5% of net assets

Brazil 0.5%

Banks 0.0%
Banco Sofisa S.A.	45,108	83

Energy 0.5%
Petroleo Brasileiro S.A.	459,014	6,194

Total Preferred Stock (Cost $5,319)		6,277

Other Investment Companies 5.0% of net assets
iShares MSCI Emerging Markets Index Fund	354,000	10,142

See financial notes 39

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)

iShares MSCI Japan Index Fund	173,179	1,474
State Street Institutional Liquid Reserves Fund - Institutional Class	47,964,742	47,965

Total Other Investment Companies (Cost $68,484)		59,581

Rights 0.0% of net assets

United Kingdom 0.0%
Premier Oil plc *	32,934	271

Total Rights (Cost $224)		271

Issuer	Face/Maturity Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 0.4% of net assets

U.S. Treasury Obligations 0.4%
U.S. Treasury Bills
0.07%, 06/18/09 (a)	650	650
0.16%, 06/18/09 (a)	4,200	4,199

Total Short-Term Investments (Cost $4,849)		4,849

End of Investments.
(All dollar amounts are x 1,000)

At 04/30/09, the tax basis cost of the fund’s investments was $1,512,413 and the unrealized appreciation and depreciation were $14,391 and ($332,690), respectively, with a net unrealized depreciation of ($318,299).

At 04/30/09, the values of certain foreign securities held by the fund aggregating $896,767 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	Illiquid security. At the period end, the value of these amounted to $34,950 or 2.9% of net assets.
(c)	Fair-valued by Management.

ADR — American Depositary Receipt
BDR — Brazilian Depositary receipt
CVA — Dutch Certificate
Reg’d — Registered
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt

In addition to the above the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contracts
Russell 2000 Mini Index, Long, expires 06/19/09	515	25,065	4,275
S & P 500 Index, e-mini, Long, expires 06/19/09	295	12,833	574

Net unrealized gains			4,849

	Currency	Amount of	Currency	Amount of
Expiration	to be	Currency to be	to be	Currency to be	Unrealized
Date	Received	Received	Delivered	Delivered	Gains / Losses

Forward Foreign Currency Contracts
05/04/2009	EUR	182	USD	241	1
05/05/2009	EUR	223	USD	295	—
05/06/2009	EUR	189	USD	250	(1)
05/01/2009	USD	11	JPY	1,042	—
05/01/2009	JPY	20,141	USD	204	(4)
05/07/2009	JPY	14,841	USD	150	(4)
03/03/2010	USD	6,152	JPY	603,000	98
05/08/2009	JPY	20,347	USD	206	—
05/05/2009	GBP	178	USD	264	—
05/06/2009	GBP	1,103	USD	1,631	—
05/06/2009	USD	1,169	GBP	790	1
05/04/2009	CHF	44	USD	38	—
05/05/2009	CHF	127	USD	112	—
05/06/2009	CHF	400	USD	351	—
03/03/2010	USD	7,054	CHF	8,000	(120)

Total net unrealized losses on Forward Foreign Currency Contracts					(29)

40 See financial notes

 Laudus International MarketMasters Fund

Statement of
Assets and Liabilities
As of April 30, 2009; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,443,409)		$1,194,114
Foreign currency, at value (cost $4,319)		4,342
Receivables:
Investments sold		22,783
Dividends		5,511
Foreign tax reclaims		1,296
Fund shares sold		657
Interest		18
Unrealized gains on forward foreign currency contracts		102
Prepaid expenses	+	6

Total assets		1,228,829

Liabilities
Payables:
Investments bought		22,182
Investment advisers and administrator fees		83
Transfer agent and shareholder services fees		57
Fund shares redeemed		1,103
Due to brokers for futures		95
Trustees’ fees		2
Unrealized losses on forward foreign currency contracts		132
Accrued expenses	+	280

Total liabilities		23,934

Net Assets
Total assets		1,228,829
Total liabilities	−	23,934

Net assets		$1,204,895
Net Assets by Source
Capital received from investors		2,109,991
Distribution in excess of net investment income		(3,871)
Net realized capital losses		(656,710)
Net unrealized capital losses		(244,515)

Net Assets

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$745,819		66,599		$11.20
Select Shares	$459,076		40,987		$11.20

See financial notes 41

 Laudus International MarketMasters Fund

Statement of
Operations
For November 1, 2008 through April 30, 2009; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $1,282)		$17,029
Interest	+	147

Total investment income		17,176

Net Realized Gains and Losses
Net realized losses on investments		(384,873)
Net realized gains on foreign currency transactions		9,702
Net realized losses on futures contracts	+	(9,677)

Net realized losses		(384,848)

Net Unrealized Gains and Losses
Net unrealized gains on investments		352,772
Net unrealized losses on foreign currency translations		(9,395)
Net unrealized gains on futures contracts	+	5,124

Net unrealized gains		348,501

Expenses
Investment adviser and administrator fees		7,630
Transfer agent and shareholder service fees:
Investor Shares		926
Select Shares		454
Custodian fees		493
Shareholder reports		112
Portfolio accounting fees		71
Professional fees		49
Registration fees		36
Trustees’ fees		13
Interest expense		1
Other expenses	+	23

Total expenses		9,808
Expense reduction by adviser and Schwab	−	392

Net expenses		9,416

Increase (Decrease) in Net Assets from Operations
Total investment income		17,176
Net expenses	−	9,416

Net investment income		7,760
Net realized losses		(384,848)
Net unrealized gains	+	348,501

Decrease in net assets from operations		($28,587)

42 See financial notes

 Laudus International MarketMasters Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.
Figures for the current period are unaudited.

Operations

		11/1/08-4/30/09	11/1/07-10/31/08
Net investment income		$7,760	$27,078
Net realized losses		(384,848)	(233,170)
Net unrealized gains (losses)	+	348,501	(1,417,901)

Decrease in net assets from operations		(28,587)	(1,623,993)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		37,144	9,137
Select Shares	+	23,588	6,366

Total distributions from net investment income		60,732	15,503

Distributions from net realized gains
Investor Shares		-	178,846
Select Shares	+	-	99,234

Total distributions from net realized gains		-	278,080

Total distributions		$60,732	$293,583

Transactions in Fund Shares

		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,713	$38,167	18,491	$371,099
Select Shares	+	5,224	53,548	15,523	287,578

Total shares sold		8,937	$91,715	34,014	$658,677

Shares Reinvested
Investor Shares		2,584	$28,368	7,243	$150,710
Select Shares	+	1,696	18,609	4,054	84,409

Total shares reinvested		4,280	$46,977	11,297	$235,119

Shares Redeemed
Investor Shares		(17,650)	($181,665)	(36,259)	($677,223)
Select Shares	+	(11,725)	(121,071)	(22,057)	(392,324)

Total shares redeemed		(29,375)	($302,736)	(58,316)	($1,069,547)

Net transactions in fund shares		(16,158)	($164,044)	(13,005)	($175,751)

Shares Outstanding and Net Assets
		11/1/08-4/30/09		11/1/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		123,744	$1,458,258	136,749	$3,551,585
Total decrease	+	(16,158)	(253,363)	(13,005)	(2,093,327)

End of period		107,586	$1,204,895	123,744	$1,458,258

Distributions in excess of net investment income			($3,871)		$49,101
Net Investment income not yet distributed/

See financial notes 43

 Laudus MarketMasters Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
 Schwab S&P 500 Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MartketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab Balanced Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab International Core Equity Fund
Schwab Health Care Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company
  Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund-Moderate Payout
Schwab Monthly Income Fund-Enhanced Payout
Schwab Monthly Income Fund-Maximum Payout

Each of the Laudus MarketMasters funds offer two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio, but each class has different expenses.

Shares are bought and sold (subject to a redemption fee, see Note 8) at net asset value, or closing NAV, which is the price for all outstanding shares of a share class. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

44

 Laudus MarketMasters Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Futures and Forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Currency Contract: The Laudus International MarketMaster Fund may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund’s financials statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the funds could sustain a loss.

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

 45

 Laudus MarketMasters Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investment resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Corp., under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

46

 Laudus MarketMasters Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) Accounting Pronouncements:

The Funds adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective November 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

Various inputs are used in determining the value of the funds’ investments. SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2009:

	U.S. MarketMaster		Small-Cap		International
	Fund		MarketMaster Fund		MarketMaster Fund
		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial
Valuation Inputs	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*

Level 1	$68,472	$304	$342,873	$2,360	$292,396	$4,820
Level 2	386	—	1,200	—	901,618	—
Level 3	—	—	—	—	100	—

Total	$68,858	$304	$344,073	$2,360	$1,194,114	$4,820

*	Other Financial Instruments are forward or future contracts which are not included in Portfolio Holdings and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
International
MarketMasters Fund

Balance as of 10/31/08
Accrued discount/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	102
Net purchase (sales)	(2)
Transfer in and/or out of Level 3	—

Balance as of 04/30/09	100

 47

 Laudus MarketMasters Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying statement of operations. Net unrealized gains (losses) relate to those financial instruments held by the Fund at April 30, 2009.

In April 2009, the FASB issued FASB Staff Position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP No. 157-4 on the funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the funds’ financial statement disclosures.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the funds will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the funds’ performance also will lag those investments.

As with all actively managed funds, the strategies of the funds’ managers — its investment adviser and investment managers — may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies’ future growth, a manager’s expectations may prove to be unfounded.

A fund’s investment in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in

48

 Laudus MarketMasters Funds

Financial Notes, unaudited (continued)

3. Risk factors (continued):

other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investment in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

	U.S.	Small-Cap	International
	MarketMasters	MarketMasters	MarketMasters
Average daily net assets	Fund	Fund	Fund

First $500 million	0.925%	1.17%	1.29%
$500 million to $1 billion	0.92%	1.13%	1.275%
over $1 billion	0.91%	1.07%	1.25%

CSIM pays a portion of the advisory fees it receives to each sub-adviser in return for their services.

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s transfer agent and shareholder services agent.

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.15%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through February 27, 2011, as follows:

	U.S.	Small-Cap	International
	MarketMasters	MarketMasters	MarketMasters
	Fund	Fund	Fund

Investor Shares	1.25%	1.46%	1.65%
Select Shares	1.07%	1.31%	1.47%

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each Laudus MarketMasters Funds owned by other Schwab Funds as of April 30, 2009.

 49

 Laudus MarketMasters Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

	Small-Cap	International
	MarketMasters Fund	MarketMasters Fund

Schwab Target Funds:
Target 2010	0.3%	0.3%
Target 2015	0.1%	— *
Target 2020	1.0%	0.8%
Target 2025	0.1%	0.1%
Target 2030	1.6%	0.8%
Target 2035	0.1%	0.1%
Target 2040	1.3%	0.7%
Retirement Income	—	0.2%
Schwab Balanced Fund	4.4%	—

*	Less than 0.05%

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of April 30, 2009, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

U.S. MarketMasters Fund	$—
Small-Cap MarketMasters Fund	—
International MarketMasters Fund	170

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit for the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

50

 Laudus MarketMasters Funds

Financial Notes, unaudited (continued)

7.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended April 30, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

U.S. MarketMasters Fund	$19,934	$24,771
Small-Cap MarketMasters Fund	203,748	160,271
International MarketMasters Fund	614,044	747,500

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior report periods are:

	Current Period	Prior Period
	(11/01/08-04/30/09)	(11/01/07-10/31/08)

U.S. MarketMasters Fund	$—	$3
Small-Cap MarketMasters Fund	4	15
International MarketMasters Fund	19	118

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31,2008, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	U.S.	Small-Cap	International
	MarketMasters	MarketMasters	MarketMasters
Expire	Fund	Fund	Fund

2010	$3,736	$—	$—
2011	604	—	—
2012	—	—	—
2013	—	—	—
2014	—	—	—
2015	—	—	—
2016	4,321	96,182	222,918

Total	$8,661	$96,182	$222,918

As of October 31, 2008, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and State purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2008, the funds did not incur any interest or penalties.

10. Subsequent Event:

The Board of Trustees of the Trust (the “Board”) has approved an Agreement and Plan of Reorganization that would provide for the reorganization of the Laudus U.S. MarketMasters Fund into the Schwab Core Equity Fund. The reorganization was approved by shareholders of the U.S. MarketMasters Fund. Effective May 21, 2009, the U.S. MarketMasters Fund transferred its assets and liabilities to the Core Equity Fund in exchange for Investor Shares of the Core Equity Fund, and subsequently distributed those Core Equity Fund shares to shareholders of the U.S. MarketMasters Fund (the “Reorganization‘). The Reorganization is intended to be tax-free, meaning that the U.S. MarketMasters Fund’s shareholders will become shareholders of the Core Equity Fund without realizing any gain or loss for federal income tax purposes.

 51

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of April 30, 2009, the Fund Complex included 83 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

52

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

 53

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Capital Trust since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

54

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 55

Notes

An investor should consider a funds investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1.800.435.4000 for a prospectus and brochure. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com/marketmasters, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Laudus Fundstm

Laudus MarketMasters Fundstm
Laudus U.S. MarketMasters Fundtm
Laudus Small-Cap MarketMasters Fundtm
Laudus International MarketMasters Fundtm

Laudus Mondrian Fundstm
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund

Laudus Mondrian Institutional Fundstm
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

Laudus Rosenberg U.S. Equity Funds
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Growth Fund

Laudus Rosenberg Equity Funds
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

Laudus Rosenberg Long/Short Funds
Laudus Rosenberg Long/Short Equity Fund

The Laudus Funds includes the Laudus Rosenberg Funds and the Laudus Mondrian Funds, which are part of the Laudus Trust and Laudus Institutional Trust and distributed by ALPS Distributors Inc.; and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust, and distributed by Charles Schwab & Co., Inc. Charles Schwab»& Co., Inc. and ALPS Distributors Inc. are unaffiliated entities.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Funds
Laudus MarketMasters Funds
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

© 2008 Charles Schwab & Co., Inc. All rights reserved. Member SIPC®. Printed on recycled paper.	MFR13563-12

COMMAND PERFORMANCETM

Item 2: Code of Ethics.
Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, and Schwab International Index Fund are filed under this Item.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.2%	Common Stock	526,777	358,991
0.2%	Foreign Common Stock	460	524
0.2%	Other Investment Company	723	723
0.2%	Short-Term Investments	846	846

99.8%	Total Investments	528,806	361,084
0.2%	Other Assets and Liabilities, Net		798

100.0%	Net Assets		361,882

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 99.2% of net assets

Automobiles & Components 3.5%
American Axle & Manufacturing Holdings, Inc.	60,660	61
ArvinMeritor, Inc.	134,835	167
Autoliv, Inc.	7,300	180
BorgWarner, Inc.	5,750	167
Exide Technologies *	7,700	42
Federal-Mogul Corp. *	21,200	235
Ford Motor Co. *	1,166,774	6,977
General Motors Corp.	725,810	1,394
Harley-Davidson, Inc.	18,760	416
Johnson Controls, Inc.	44,510	846
Lear Corp. *	276,715	221
Tenneco, Inc. *	56,460	173
The Goodyear Tire & Rubber Co. *	65,590	721
Thor Industries, Inc.	4,500	103
TRW Automotive Holdings Corp. *	95,250	821
WABCO Holdings, Inc.	2,886	46

		12,570

Banks 3.8%
Associated Banc-Corp.	3,960	61
Astoria Financial Corp.	5,855	48
BancorpSouth, Inc.	3,545	82
Bank of Hawaii Corp.	420	15
BB&T Corp.	37,575	877
BOK Financial Corp.	920	35
CapitalSource, Inc.	74,400	230
City National Corp.	1,720	63
Comerica, Inc.	14,700	308
Commerce Bancshares, Inc.	1,004	33
Downey Financial Corp.	600	—
Fifth Third Bancorp	218,090	894
First Horizon National Corp.	9,872	114
FirstMerit Corp.	3,260	63
Fulton Financial Corp.	12,380	82
Guaranty Financial Group, Inc. *	60,000	35
Hudson City Bancorp, Inc.	14,790	186
Huntington Bancshares, Inc.	120,127	335
KeyCorp	52,490	323
M&T Bank Corp.	5,286	277
Marshall & Ilsley Corp.	27,585	160
MGIC Investment Corp.	23,880	61
New York Community Bancorp, Inc.	14,765	167
People’s United Financial, Inc.	6,352	99
PNC Financial Services Group, Inc.	18,045	716
Popular, Inc.	42,780	122
Radian Group, Inc.	24,230	42
Regions Financial Corp.	135,425	608
SunTrust Banks, Inc.	54,260	784
Susquehanna Bancshares, Inc.	4,900	40
Synovus Financial Corp.	40,510	131
TCF Financial Corp.	5,465	76
The Colonial BancGroup, Inc.	101,860	77
The PMI Group, Inc.	117,335	74
U.S. Bancorp	87,500	1,594
Valley National Bancorp	7,425	108
Washington Federal, Inc.	5,350	70
Webster Financial Corp.	14,625	77
Wells Fargo & Co.	229,825	4,599
Wilmington Trust Corp.	5,730	83
Zions Bancorp	18,135	198

		13,947

Capital Goods 8.6%
3M Co.	18,775	1,081
Acuity Brands, Inc.	1,220	35
Aecom Technology Corp. *	2,900	75
AGCO Corp. *	6,340	154
Aircastle Ltd.	14,800	98
Alliant Techsystems, Inc. *	1,120	89
See financial notes.       1

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
AMETEK, Inc.	1,210	39
Armstrong World Industries, Inc. *	7,500	136
BlueLinx Holdings, Inc. *	4,500	14
Briggs & Stratton Corp.	5,535	82
Carlisle Cos., Inc.	2,475	56
Caterpillar, Inc.	33,245	1,183
China BAK Battery, Inc. *	20,000	43
Cooper Industries Ltd., Class A	6,870	225
Crane Co.	4,995	115
Cummins, Inc.	8,284	282
Danaher Corp.	5,950	348
Deere & Co.	16,986	701
Donaldson Co., Inc.	2,000	66
Dover Corp.	7,375	227
Eaton Corp.	8,260	362
EMCOR Group, Inc. *	6,240	130
Emerson Electric Co.	21,950	747
Fastenal Co.	2,020	78
Flowserve Corp.	925	63
Fluor Corp.	4,070	154
Foster Wheeler AG *	3,770	81
Gardner Denver, Inc. *	2,200	59
GATX Corp.	2,935	88
GenCorp, Inc. *	40,000	96
General Cable Corp. *	3,400	92
General Dynamics Corp.	10,825	559
General Electric Co.	757,075	9,577
Goodrich Corp.	4,655	206
Granite Construction, Inc.	500	20
Harsco Corp.	4,435	122
Honeywell International, Inc.	24,740	772
Hubbell, Inc., Class B	3,830	127
Illinois Tool Works, Inc.	14,270	468
Ingersoll-Rand Co., Ltd., Class A	18,342	399
ITT Corp.	4,855	199
Jacobs Engineering Group, Inc. *	4,640	177
Joy Global, Inc.	2,000	51
KBR, Inc.	11,900	186
Kennametal, Inc.	4,440	91
L-3 Communications Holdings, Inc.	3,335	254
Lennox International, Inc.	2,435	78
Lincoln Electric Holdings, Inc.	1,100	49
Lockheed Martin Corp.	10,135	796
Masco Corp.	56,450	500
McDermott International, Inc. *	5,810	94
MSC Industrial Direct Co., Inc., Class A	2,125	87
Mueller Industries, Inc.	2,830	62
Mueller Water Products, Inc., Class A	9,200	39
Navistar International Corp. *	5,500	208
Northrop Grumman Corp.	18,695	904
Oshkosh Corp.	12,220	117
Owens Corning, Inc. *	18,800	337
PACCAR, Inc.	15,242	540
Pall Corp.	2,540	67
Parker Hannifin Corp.	6,317	287
Pentair, Inc.	4,850	129
Precision Castparts Corp.	1,716	128
Quanta Services, Inc. *	3,700	84
Raytheon Co.	10,910	493
Rockwell Automation, Inc.	6,750	213
Rockwell Collins, Inc.	4,230	162
Roper Industries, Inc.	2,000	91
RSC Holdings, Inc. *	12,400	89
Seaboard Corp.	57	53
Spirit AeroSystems Holdings, Inc., Class A *	7,300	93
SPX Corp.	1,835	85
Terex Corp. *	15,225	210
Textron, Inc.	38,120	409
The Boeing Co.	27,940	1,119
The Manitowoc Co. , Inc.	14,700	87
The Shaw Group, Inc. *	4,140	139
The Timken Co.	7,665	123
Thomas & Betts Corp. *	2,200	68
Trinity Industries, Inc.	7,925	116
Tyco International Ltd.	36,265	862
United Rentals, Inc. *	30,500	185
United Technologies Corp.	25,615	1,251
URS Corp. *	3,993	176
USG Corp. *	19,925	296
W.W. Grainger, Inc.	1,035	87
WESCO International, Inc. *	5,000	130

		31,250

Commercial & Professional Supplies 0.8%
Avery Dennison Corp.	7,450	214
Cintas Corp.	4,450	114
Corrections Corp. of America *	3,690	52
Covanta Holding Corp. *	2,115	30
Deluxe Corp.	5,245	76
Equifax, Inc.	3,630	106
HNI Corp.	3,020	47
Iron Mountain, Inc. *	4,955	141
Kelly Services, Inc., Class A	5,340	60
Manpower, Inc.	6,245	269
MPS Group, Inc. *	7,800	63
Pitney Bowes, Inc.	8,705	213
R.R. Donnelley & Sons Co.	26,840	313
Republic Services, Inc.	4,324	91
Robert Half International, Inc.	5,910	142
Steelcase, Inc., Class A	16,375	74
The Brink’s Co.	2,820	80
United Stationers, Inc. *	2,925	96
2     See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Volt Information Sciences, Inc. *	23,500	169
Waste Management, Inc.	14,555	388

		2,738

Consumer Durables & Apparel 2.0%
Beazer Homes USA, Inc. *	106,135	267
Brunswick Corp.	27,070	162
Centex Corp.	20,290	222
Coach, Inc. *	5,475	134
D.R. Horton, Inc.	25,490	333
Eastman Kodak Co.	61,140	187
Fortune Brands, Inc.	9,600	377
Furniture Brands International, Inc.	7,900	25
Garmin Ltd.	4,770	120
Hanesbrands, Inc. *	9,600	158
Harman International Industries, Inc.	5,820	106
Hasbro, Inc.	3,365	90
Hovnanian Enterprises, Inc., Class A *	73,570	204
Jarden Corp. *	6,777	136
Jones Apparel Group, Inc.	34,875	322
KB HOME	12,960	234
Leggett & Platt, Inc.	10,020	144
Lennar Corp., Class A	22,400	218
Liz Claiborne, Inc.	29,245	139
M.D.C. Holdings, Inc.	2,635	90
Mattel, Inc.	16,235	243
Mohawk Industries, Inc. *	8,635	409
Newell Rubbermaid, Inc.	22,950	240
NIKE, Inc., Class B	10,028	526
NVR, Inc. *	703	355
Polo Ralph Lauren Corp.	2,720	146
Pulte Homes, Inc.	18,570	214
Quiksilver, Inc. *	8,550	14
Snap-on, Inc.	2,230	76
Standard Pacific Corp. *	59,055	110
The Black & Decker Corp.	4,030	162
The Ryland Group, Inc.	2,735	57
The Stanley Works	3,840	146
Toll Brothers, Inc. *	8,695	176
VF Corp.	2,545	151
Whirlpool Corp.	11,455	517

		7,210

Consumer Services 1.5%
Apollo Group, Inc., Class A *	225	14
Boyd Gaming Corp.	14,225	131
Brinker International, Inc.	6,855	122
Burger King Holdings, Inc.	3,740	61
Career Education Corp. *	2,035	45
Carnival Corp.	33,445	899
Darden Restaurants, Inc.	3,745	139
Domino’s Pizza, Inc. *	10,300	97
H&R Block, Inc.	6,365	96
International Game Technology	12,455	154
Jack in the Box, Inc. *	3,240	80
Las Vegas Sands Corp. *	43,470	340
Marriott International, Inc., Class A	10,460	246
McDonald’s Corp.	13,780	734
MGM MIRAGE *	73,315	614
Penn National Gaming, Inc. *	2,140	73
Regis Corp.	3,375	65
Royal Caribbean Cruises Ltd.	19,905	293
Service Corp. International	17,000	77
Starbucks Corp. *	20,290	293
Starwood Hotels & Resorts Worldwide, Inc.	12,770	266
Tim Hortons, Inc.	2,000	49
Wyndham Worldwide Corp.	29,740	347
Wynn Resorts Ltd. *	2,500	98
Yum! Brands, Inc.	7,330	245

		5,578

Diversified Financials 13.4%
Affiliated Managers Group, Inc. *	2,000	114
Allied Capital Corp.	119,900	295
American Capital Ltd.	138,355	428
American Express Co.	69,425	1,751
AmeriCredit Corp. *	29,520	300
Ameriprise Financial, Inc.	4,500	119
Apollo Investment Corp.	8,514	41
Bank of America Corp.	1,493,860	13,340
Bank of New York Mellon Corp.	31,852	812
Capital One Financial Corp.	51,910	869
CIT Group, Inc.	81,005	180
Citigroup, Inc.	3,373,835	10,290
CME Group, Inc.	1,420	314
CompuCredit Corp. *	19,000	61
Discover Financial Services	42,422	345
E*TRADE Financial Corp. *	118,175	169
Federated Investors, Inc., Class B	4,030	92
Franklin Resources, Inc.	6,040	365
Interactive Brokers Group, Inc., Class A *	4,800	71
Invesco Ltd.	260,000	3,827
Janus Capital Group, Inc.	9,865	99
JPMorgan Chase & Co.	199,042	6,568
Legg Mason, Inc.	12,920	259
Leucadia National Corp. *	6,100	130
MF Global Ltd. *	19,200	117
Moody’s Corp.	3,670	108
Morgan Stanley	74,735	1,767
MSCI, Inc., Class A *	5,200	109
See financial notes.      3

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Northern Trust Corp.	3,760	204
NYSE Euronext	11,520	267
Och-Ziff Capital Management Group, Class A	24,300	181
PHH Corp. *	15,390	258
Raymond James Financial, Inc.	5,535	87
SLM Corp. *	48,335	234
State Street Corp.	14,836	506
T. Rowe Price Group, Inc.	5,745	221
TD Ameritrade Holding Corp. *	35,970	572
The Charles Schwab Corp.(b)	16,315	302
The Goldman Sachs Group, Inc.	18,911	2,430
The NASDAQ OMX Group, Inc. *	3,830	74
The Student Loan Corp.	2,208	106

		48,382

Energy 8.7%
Alon USA Energy, Inc.	1,400	18
Anadarko Petroleum Corp.	15,415	664
Apache Corp.	8,620	628
Arch Coal, Inc.	3,900	55
Baker Hughes, Inc.	9,475	337
BJ Services Co.	13,570	189
Cameron International Corp. *	5,480	140
Chesapeake Energy Corp.	21,320	420
Chevron Corp.	72,655	4,803
Cimarex Energy Co.	3,845	103
CNX Gas Corp. *	500	13
ConocoPhillips	83,310	3,416
CONSOL Energy, Inc.	2,135	67
Continental Resources, Inc. *	2,400	56
CVR Energy, Inc. *	4,100	30
Delek US Holdings, Inc.	2,000	21
Denbury Resources, Inc. *	4,500	73
Devon Energy Corp.	15,170	787
Diamond Offshore Drilling, Inc.	1,220	88
El Paso Corp.	31,120	215
ENSCO International, Inc.	4,530	128
EOG Resources, Inc.	4,950	314
Exterran Holdings, Inc. *	6,100	126
Exxon Mobil Corp.	116,670	7,778
FMC Technologies, Inc. *	2,040	70
Forest Oil Corp. *	6,050	97
Foundation Coal Holdings, Inc.	2,000	33
Frontier Oil Corp.	4,830	61
General Maritime Corp.	8,384	83
Halliburton Co.	26,965	545
Helix Energy Solutions Group, Inc. *	20,300	185
Helmerich & Payne, Inc.	2,495	77
Hercules Offshore, Inc. *	34,000	109
Hess Corp.	8,550	468
Holly Corp.	2,000	42
Key Energy Services, Inc. *	18,600	82
Linn Energy L.L.C.	3,300	55
Marathon Oil Corp.	41,090	1,220
Mariner Energy, Inc. *	5,900	67
Massey Energy Co.	2,440	39
Murphy Oil Corp.	4,675	223
Nabors Industries Ltd. *	18,300	278
National-Oilwell Varco, Inc. *	8,023	243
Newfield Exploration Co. *	8,000	249
Noble Corp.	7,120	195
Noble Energy	3,735	212
Occidental Petroleum Corp.	11,370	640
Oil States International, Inc. *	1,500	28
Overseas Shipholding Group, Inc.	1,320	38
Patterson-UTI Energy, Inc.	8,600	109
Peabody Energy Corp.	5,445	144
Petrohawk Energy Corp. *	3,300	78
Pioneer Drilling Co. *	19,300	97
Pioneer Natural Resources Co.	6,450	149
Plains Exploration & Production Co. *	5,100	96
Pride International, Inc. *	7,165	163
Range Resources Corp.	2,000	80
Rowan Cos., Inc.	5,400	84
Schlumberger Ltd.	19,070	934
SEACOR Holdings, Inc. *	100	7
Ship Finance International Ltd.	6,740	58
Smith International, Inc.	8,140	210
Southern Union Co.	4,780	76
Southwestern Energy Co. *	2,840	102
Spectra Energy Corp.	26,560	385
Sunoco, Inc.	10,690	283
Superior Energy Services, Inc. *	3,300	63
Teekay Corp.	5,840	84
Tesoro Corp.	14,360	219
The Williams Cos., Inc.	26,275	371
Tidewater, Inc.	2,120	92
Unit Corp. *	2,010	55
Valero Energy Corp.	50,625	1,004
Weatherford International Ltd. *	14,990	249
Western Refining , Inc. *	4,400	55
Whiting Petroleum Corp. *	1,200	39
World Fuel Services Corp.	2,400	92
XTO Energy, Inc.	7,825	271

		31,457

Food & Staples Retailing 2.7%
BJ’s Wholesale Club, Inc. *	3,770	126
Casey’s General Stores, Inc.	2,300	61
Costco Wholesale Corp.	16,815	817
CVS Caremark Corp.	34,135	1,085
Nash Finch Co.	1,830	54
Ruddick Corp.	2,335	60
4      See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Safeway, Inc.	27,140	536
SUPERVALU, Inc.	24,820	406
Sysco Corp.	21,540	502
The Great Atlantic & Pacific Tea Co., Inc. *	18,500	136
The Kroger Co.	35,120	759
The Pantry, Inc. *	3,920	93
Wal-Mart Stores, Inc.	78,325	3,947
Walgreen Co.	30,570	961
Whole Foods Market, Inc.	10,550	219
Winn-Dixie Stores, Inc. *	9,800	112

		9,874

Food, Beverage & Tobacco 4.0%
Altria Group, Inc.	143,680	2,346
Archer-Daniels-Midland Co.	25,105	618
Brown-Forman Corp., Class B	2,100	98
Bunge Ltd.	7,675	368
Campbell Soup Co.	7,630	196
Chiquita Brands International, Inc. *	9,900	75
Coca-Cola Enterprises, Inc.	30,195	515
ConAgra Foods, Inc.	21,405	379
Constellation Brands, Inc., Class A *	10,105	117
Corn Products International, Inc.	2,800	67
Cosan Ltd., Class A *	8,500	30
Dean Foods Co. *	27,290	565
Del Monte Foods Co.	10,030	76
Dr. Pepper Snapple Group, Inc. *	13,500	280
Fresh Del Monte Produce, Inc. *	3,340	49
General Mills, Inc.	7,205	365
H.J. Heinz Co.	7,875	271
Hormel Foods Corp.	2,660	83
Kellogg Co.	5,980	252
Kraft Foods, Inc., Class A	52,092	1,219
Lorillard, Inc.	5,618	355
McCormick & Co., Inc.	2,440	72
Molson Coors Brewing Co., Class B	4,680	179
PepsiAmericas, Inc.	4,080	100
PepsiCo, Inc.	24,230	1,206
Philip Morris International, Inc.	30,420	1,101
Ralcorp Holdings, Inc. *	1,000	57
Reynolds American, Inc.	8,475	322
Sara Lee Corp.	42,050	350
Smithfield Foods, Inc. *	25,106	217
The Coca-Cola Co.	33,665	1,449
The Hershey Co.	3,950	143
The J.M. Smucker Co.	1,725	68
The Pepsi Bottling Group, Inc.	11,335	354
Tyson Foods, Inc., Class A	37,980	400
Universal Corp., VA	2,120	64

		14,406

Health Care Equipment & Services 3.7%
Aetna, Inc.	15,760	347
Alcon, Inc.	5,795	533
AMERIGROUP Corp. *	2,200	66
AmerisourceBergen Corp.	16,470	554
Baxter International, Inc.	7,160	347
Beckman Coulter, Inc.	820	43
Becton, Dickinson & Co.	2,755	167
Boston Scientific Corp. *	59,065	497
Brookdale Senior Living, Inc.	16,600	171
Cardinal Health, Inc.	25,820	872
Cerner Corp. *	2,105	113
CIGNA Corp.	18,509	365
Community Health Systems, Inc. *	6,550	150
Coventry Health Care, Inc. *	14,750	235
Covidien Ltd.	10,070	332
DaVita, Inc. *	1,580	73
DENTSPLY International, Inc.	3,035	87
Express Scripts, Inc. *	4,420	283
Health Management Associates, Inc., Class A *	80,195	374
Health Net, Inc. *	13,470	194
Henry Schein, Inc. *	2,130	87
Hill-Rom Holdings, Inc.	6,000	78
Hologic, Inc. *	8,200	122
Hospira, Inc. *	3,850	127
Humana, Inc. *	12,170	350
IMS Health, Inc.	3,640	46
Inverness Medical Innovations, Inc. *	2,200	71
Kindred Healthcare, Inc. *	4,600	60
Kinetic Concepts, Inc. *	2,300	57
Laboratory Corp. of America Holdings *	2,930	188
LifePoint Hospitals, Inc. *	4,830	125
Lincare Holdings, Inc. *	2,935	71
Magellan Health Services, Inc. *	2,000	59
McKesson Corp.	19,700	729
Medco Health Solutions, Inc. *	14,410	628
Medtronic, Inc.	17,365	556
Omnicare, Inc.	4,110	106
Owens & Minor, Inc.	1,335	46
Patterson Cos., Inc. *	5,475	112
Quest Diagnostics, Inc.	4,355	223
St. Jude Medical, Inc. *	4,360	146
Stryker Corp.	5,845	226
Sunrise Senior Living, Inc. *	45,000	115
Teleflex, Inc.	220	9
Tenet Healthcare Corp. *	122,175	275
UnitedHealth Group, Inc.	50,175	1,180
See financial notes.      5

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Universal American Financial Corp. *	6,000	62
Universal Health Services, Inc., Class B	2,825	142
Varian Medical Systems, Inc. *	2,120	71
WellPoint, Inc. *	31,670	1,354
Zimmer Holdings, Inc. *	6,040	266

		13,490

Household & Personal Products 1.3%
Alberto-Culver Co.	1,870	42
Avon Products, Inc.	10,225	233
Bare Escentuals, Inc. *	27,600	255
Colgate-Palmolive Co.	5,930	350
Energizer Holdings, Inc. *	2,720	156
Kimberly-Clark Corp.	10,120	497
NBTY, Inc. *	3,500	91
The Clorox Co.	2,710	152
The Estee Lauder Cos., Inc., Class A	6,460	193
The Procter & Gamble Co.	57,895	2,862

		4,831

Insurance 6.5%
Aflac, Inc.	21,540	622
Alleghany Corp. *	204	52
Allied World Assurance Co. Holdings Ltd.	1,540	57
American Financial Group, Inc.	7,140	125
American International Group, Inc.	1,689,600	2,332
American National Insurance Co.	2,700	183
Aon Corp.	6,060	256
Arch Capital Group Ltd. *	2,225	129
Arthur J. Gallagher & Co.	2,540	57
Aspen Insurance Holdings Ltd.	3,225	76
Assurant, Inc.	7,755	190
Axis Capital Holdings Ltd.	5,950	147
Baldwin & Lyons, Inc., Class B	1,700	34
Berkshire Hathaway, Inc., Class A *	28	2,632
Berkshire Hathaway, Inc., Class B *	390	1,195
Cincinnati Financial Corp.	9,080	217
CNA Financial Corp.	16,650	199
Conseco, Inc. *	128,700	206
Endurance Specialty Holdings Ltd.	2,330	61
Erie Indemnity Co., Class A	825	29
Everest Re Group Ltd.	525	39
Fidelity National Financial, Inc., Class A	17,125	310
First American Corp.	6,360	179
Genworth Financial, Inc., Class A	326,600	771
Hanover Insurance Group, Inc.	2,030	61
HCC Insurance Holdings, Inc.	2,735	65
IPC Holdings Ltd.	600	16
Lincoln National Corp.	37,880	426
Loews Corp.	25,282	629
Markel Corp. *	613	176
Marsh & McLennan Cos., Inc.	20,250	427
MBIA, Inc. *	37,710	178
Mercury General Corp.	2,430	82
MetLife, Inc.	57,905	1,723
Montpelier Re Holdings Ltd.	4,880	61
Odyssey Re Holdings Corp.	2,000	77
Old Republic International Corp.	13,960	131
OneBeacon Insurance Group Ltd., Class A	6,900	80
PartnerRe Ltd.	2,930	200
Principal Financial Group, Inc.	33,785	552
Protective Life Corp.	23,265	199
Prudential Financial, Inc.	47,640	1,376
Reinsurance Group of America, Inc.	3,300	105
RenaissanceRe Holdings Ltd.	2,725	133
StanCorp Financial Group, Inc.	4,225	116
The Allstate Corp.	46,355	1,081
The Chubb Corp.	8,075	315
The Hartford Financial Services Group, Inc.	131,310	1,506
The Phoenix Cos., Inc.	130,180	203
The Progressive Corp. *	27,245	416
The Travelers Cos., Inc.	28,295	1,164
Torchmark Corp.	6,040	177
Transatlantic Holdings, Inc.	3,825	145
Unitrin, Inc.	10,050	171
Unum Group	23,625	386
W. R. Berkley Corp.	6,560	157
Wesco Financial Corp.	57	17
White Mountains Insurance Group Ltd.	529	101
XL Capital Ltd., Class A	85,485	813

		23,563

Materials 4.7%
AbitibiBowater, Inc. *	36,917	6
Air Products & Chemicals, Inc.	6,075	400
Airgas, Inc.	1,600	69
AK Steel Holding Corp.	18,545	241
Albemarle Corp.	2,000	54
Alcoa, Inc.	134,905	1,224
Allegheny Technologies, Inc.	5,211	171
Ashland, Inc.	27,935	613
Ball Corp.	2,240	84
Bemis Co., Inc.	4,355	105
Boise, Inc. *	22,000	19
Cabot Corp.	4,030	59
6     See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Celanese Corp., Series A	11,000	229
Chemtura Corp.	15,430	1
Commercial Metals Co.	10,345	154
Crown Holdings, Inc. *	5,620	124
Cytec Industries, Inc.	1,720	34
Domtar Corp. *	206,300	375
E.I. du Pont de Nemours & Co.	43,045	1,201
Eastman Chemical Co.	4,960	197
Ecolab, Inc.	4,560	176
FMC Corp.	1,640	80
Freeport-McMoRan Copper & Gold, Inc.	12,885	550
Graphic Packaging Holding Co. *	43,695	75
Greif, Inc., Class A	1,212	55
Huntsman Corp.	59,465	319
International Flavors & Fragrances, Inc.	3,535	110
International Paper Co.	80,195	1,015
Louisiana-Pacific Corp.	44,685	182
Martin Marietta Materials, Inc.	1,110	93
MeadWestvaco Corp.	17,140	268
Monsanto Co.	4,795	407
Nalco Holding Co.	8,370	137
Newmont Mining Corp.	6,110	246
Nucor Corp.	12,680	516
Olin Corp.	4,855	61
Owens-Illinois, Inc. *	10,745	262
Packaging Corp. of America	5,445	86
Pactiv Corp. *	6,060	132
PolyOne Corp. *	25,500	70
PPG Industries, Inc.	6,900	304
Praxair, Inc.	4,485	335
Reliance Steel & Aluminum Co.	4,120	145
Rockwood Holdings, Inc. *	12,300	151
RPM International, Inc.	7,465	103
Sealed Air Corp.	8,875	169
Sigma-Aldrich Corp.	2,530	111
Silgan Holdings, Inc.	1,220	57
Sonoco Products Co.	6,255	153
Southern Copper Corp.	18,265	339
Steel Dynamics, Inc.	11,150	139
Temple-Inland, Inc.	28,645	342
Terra Industries, Inc.	2,000	53
The Dow Chemical Co.	154,900	2,478
The Lubrizol Corp.	4,135	179
The Mosaic Co.	5,910	239
The Scotts Miracle-Gro Co., Class A	2,420	82
The Valspar Corp.	4,050	97
United States Steel Corp.	15,095	401
Vulcan Materials Co.	2,223	106
Westlake Chemical Corp.	4,000	75
Weyerhaeuser Co.	20,380	719
Worthington Industries, Inc.	7,065	105

		17,082

Media 3.7%
Belo Corp., Class A	60,480	103
Cablevision Systems Corp., Class A	4,865	84
CBS Corp., Class B	155,290	1,093
Cinemark Holdings, Inc.	5,400	48
Clear Channel Outdoor Holdings, Inc., Class A *	27,170	104
Comcast Corp., Class A	79,540	1,230
Comcast Corp., Special Class A	31,320	460
Discovery Communications, Inc., Series A *	2,767	53
Discovery Communications, Inc., Series C *	4,407	77
DISH Network Corp., Class A *	18,570	246
Gannett Co., Inc.	100,830	394
Hearst-Argyle Television, Inc.	23,140	104
Interactive Data Corp.	2,000	45
Lamar Advertising Co., Class A *	15,920	269
Liberty Global, Inc., Series A *	11,610	192
Liberty Global, Inc., Series C *	11,270	184
Liberty Media Corp. — Capital, Series A *	41,217	482
Live Nation, Inc. *	16,545	65
Meredith Corp.	3,300	83
News Corp., Class A	108,620	897
News Corp., Class B	35,840	327
Omnicom Group, Inc.	10,804	340
RCN Corp. *	10,000	41
Regal Entertainment Group, Class A	17,685	231
Scholastic Corp.	4,500	89
Scripps Networks Interactive, Class A	3,245	89
The DIRECTV Group, Inc. *	18,140	449
The E.W. Scripps Co., Class A	61,515	121
The Interpublic Group of Cos., Inc. *	32,005	200
The McClatchy Co., Class A	44,080	23
The McGraw-Hill Cos., Inc.	11,180	337
The New York Times Co., Class A	16,600	89
The Walt Disney Co.	64,150	1,405
The Washington Post Co., Class B	100	42
Time Warner Cable, Inc.	22,659	730
Time Warner, Inc.	78,188	1,707
Viacom, Inc., Class B *	23,700	456
Virgin Media, Inc.	38,310	296
Warner Music Group Corp. *	27,960	150

		13,335
See financial notes.     7

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pharmaceuticals, Biotechnology & Life Sciences 3.7%
Abbott Laboratories	18,645	780
Allergan, Inc.	3,130	146
Amgen, Inc. *	16,655	807
Biogen Idec, Inc. *	3,450	167
Bristol-Myers Squibb Co.	47,050	903
Cephalon, Inc. *	935	61
Charles River Laboratories International, Inc. *	3,420	95
Covance, Inc. *	1,220	48
Eli Lilly & Co.	26,355	868
Forest Laboratories, Inc. *	6,455	140
Genzyme Corp. *	2,750	147
Gilead Sciences, Inc. *	3,860	177
Johnson & Johnson	42,095	2,204
King Pharmaceuticals, Inc. *	16,900	133
Life Technologies Corp. *	2,019	75
Merck & Co., Inc.	62,815	1,523
Mettler-Toledo International, Inc. *	1,500	93
Mylan, Inc. *	4,475	59
Pfizer, Inc.	253,420	3,386
Schering-Plough Corp.	17,090	393
Thermo Fisher Scientific, Inc. *	9,445	331
Warner Chilcott Ltd., Class A *	3,000	29
Waters Corp. *	2,000	88
Watson Pharmaceuticals, Inc. *	2,665	83
Wyeth	18,040	765

		13,501

Real Estate 1.9%
Alexandria Real Estate Equities, Inc.	1,264	46
AMB Property Corp.	6,240	119
Annaly Capital Management, Inc.	9,085	128
Apartment Investment & Management Co., Class A	20,454	149
AvalonBay Communities, Inc.	2,399	136
Boston Properties, Inc.	5,290	261
Brandywine Realty Trust	7,625	47
BRE Properties, Inc.	1,720	42
Camden Property Trust	3,720	101
CB Richard Ellis Group, Inc., Class A *	26,630	200
CBL & Associates Properties, Inc.	20,436	162
Colonial Properties Trust	17,525	127
Cousins Properties, Inc.	5,420	46
DCT Industrial Trust, Inc.	13,300	59
Developers Diversified Realty Corp.	38,701	160
Douglas Emmett, Inc.	5,900	56
Duke Realty Corp.	12,475	122
Equity One, Inc.	1,880	28
Equity Residential	12,445	285
Federal Realty Investment Trust	1,870	103
First Industrial Realty Trust, Inc.	19,930	75
HCP, Inc.	6,665	146
Health Care REIT, Inc.	2,430	83
Healthcare Realty Trust, Inc.	3,435	58
Highwoods Properties, Inc.	3,535	85
Hospitality Properties Trust	6,155	75
Host Hotels & Resorts, Inc.	48,985	377
HRPT Properties Trust	26,850	116
iStar Financial, Inc.	74,370	251
Kimco Realty Corp.	15,460	186
Liberty Property Trust	4,850	118
Mack-Cali Realty Corp.	3,950	106
Nationwide Health Properties, Inc.	3,435	85
Plum Creek Timber Co., Inc.	4,595	159
Potlatch Corp.	3,220	95
ProLogis	65,360	595
Public Storage	3,330	223
Rayonier, Inc.	3,335	129
Realty Income Corp.	2,740	61
Redwood Trust, Inc.	4,125	67
Regency Centers Corp.	3,020	113
Senior Housing Properties Trust	3,440	56
Simon Property Group, Inc.	7,960	411
SL Green Realty Corp.	7,307	129
The Macerich Co.	6,070	106
UDR, Inc.	7,187	72
Ventas, Inc.	4,725	135
Vornado Realty Trust	5,991	293
Weingarten Realty Investors	4,035	63

		6,845

Retailing 4.7%
Abercrombie & Fitch Co., Class A	3,810	103
Advance Auto Parts, Inc.	1,045	46
Amazon.com, Inc. *	2,450	197
American Eagle Outfitters, Inc.	6,935	103
AnnTaylor Stores Corp. *	3,430	25
Asbury Automotive Group, Inc.	21,445	207
AutoNation, Inc. *	22,815	404
Autozone, Inc. *	723	120
Barnes & Noble, Inc.	5,240	137
Bed Bath & Beyond, Inc. *	7,265	221
Best Buy Co., Inc.	14,950	574
Big Lots, Inc. *	4,465	123
Blockbuster, Inc., Class A *	109,375	87
Borders Group, Inc. *	62,360	170
CarMax, Inc. *	11,440	146
Charming Shoppes, Inc. *	73,190	255
Chico’s FAS, Inc. *	8,400	64
Collective Brands, Inc. *	6,340	92
Core-Mark Holding Co., Inc. *	5,100	98
8      See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Dick’s Sporting Goods, Inc. *	3,200	61
Dillard’s, Inc., Class A	31,275	241
Dollar Tree, Inc. *	2,045	87
Expedia, Inc. *	18,030	245
Family Dollar Stores, Inc.	3,675	122
Foot Locker, Inc.	12,295	146
GameStop Corp., Class A *	3,190	96
Genuine Parts Co.	6,900	234
Group 1 Automotive, Inc.	4,335	92
Home Depot, Inc.	69,696	1,834
HSN, Inc. *	21,700	150
J.C. Penney Co., Inc.	21,300	654
Kohl’s Corp. *	9,795	444
Liberty Media Corp. — Interactive Class A *	95,920	508
Limited Brands, Inc.	28,820	329
Lowe’s Cos., Inc.	50,355	1,083
Macy’s, Inc.	56,720	776
Nordstrom, Inc.	10,055	228
O’Reilly Automotive, Inc. *	2,130	83
Office Depot, Inc. *	231,250	599
OfficeMax, Inc.	34,455	257
Penske Auto Group, Inc.	20,495	272
PetSmart, Inc.	5,140	118
RadioShack Corp.	8,880	125
Rent-A-Center, Inc. *	5,170	100
Ross Stores, Inc.	2,545	97
Saks, Inc. *	56,235	293
Sears Holdings Corp. *	17,321	1,082
Sonic Automotive, Inc., Class A	60,360	311
Staples, Inc.	18,550	383
Target Corp.	32,795	1,353
The Gap, Inc.	28,875	449
The Sherwin-Williams Co.	2,845	161
The TJX Cos., Inc.	10,830	303
Ticketmaster Entertainment, Inc. *	11,849	62
Tiffany & Co.	3,535	102
Tractor Supply Co. *	2,000	81
TravelCenters of America LLC *	12,600	31
Williams-Sonoma, Inc.	8,045	113
Zale Corp. *	4,745	18

		16,895

Semiconductors & Semiconductor Equipment 1.6%
Advanced Micro Devices, Inc. *	58,730	212
Altera Corp.	2,950	48
Amkor Technology, Inc. *	35,680	154
Analog Devices, Inc.	5,965	127
Applied Materials, Inc.	33,425	408
Atmel Corp. *	12,090	46
Broadcom Corp., Class A *	6,745	156
Fairchild Semiconductor International, Inc. *	13,760	85
Intel Corp.	148,110	2,337
International Rectifier Corp. *	3,825	65
KLA-Tencor Corp.	6,280	174
Lam Research Corp. *	4,000	111
Linear Technology Corp.	2,555	56
LSI Corp. *	23,040	88
Marvell Technology Group Ltd. *	10,430	115
MEMC Electronic Materials, Inc. *	5,800	94
Microchip Technology, Inc.	4,480	103
Micron Technology, Inc. *	73,375	358
National Semiconductor Corp.	3,950	49
Novellus Systems, Inc. *	4,000	72
NVIDIA Corp. *	12,537	144
Teradyne, Inc. *	6,550	39
Texas Instruments, Inc.	31,870	576
Xilinx, Inc.	3,860	79

		5,696

Software & Services 3.7%
Accenture Ltd., Class A	11,995	353
ACI Worldwide, Inc. *	5,500	95
Activision Blizzard, Inc. *	9,100	98
Adobe Systems, Inc. *	6,240	171
Affiliated Computer Services, Inc., Class A *	3,055	148
Alliance Data Systems Corp. *	1,580	66
Autodesk, Inc. *	2,300	46
Automatic Data Processing, Inc.	9,380	330
BMC Software, Inc. *	3,040	105
Broadridge Financial Solutions, Inc.	5,737	111
CA, Inc.	9,105	157
CACI International, Inc., Class A *	1,700	67
Cadence Design Systems, Inc. *	16,375	91
Citrix Systems, Inc. *	2,470	70
Cognizant Technology Solutions Corp., Class A *	2,600	64
Computer Sciences Corp. *	10,545	390
Convergys Corp. *	10,165	103
DST Systems, Inc. *	2,000	72
eBay, Inc. *	33,575	553
Electronic Arts, Inc. *	8,150	166
Fidelity National Information Services, Inc.	6,920	124
Fiserv, Inc. *	5,050	188
Google, Inc., Class A *	2,341	927
Hewitt Associates, Inc., Class A *	3,150	99
IAC/InterActiveCorp. *	17,162	275
InfoSpace, Inc. *	9,900	66
Intuit, Inc. *	4,455	103
Lender Processing Services, Inc.	1,860	53
MasterCard, Inc., Class A	868	159
McAfee, Inc. *	2,135	80
See financial notes.       9

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Metavante Technologies, Inc. *	2,595	61
Microsoft Corp.	242,315	4,909
Oracle Corp.	57,060	1,104
Paychex, Inc.	5,360	145
Perot Systems Corp., Class A *	4,455	63
SAIC, Inc. *	8,300	150
Symantec Corp. *	20,445	353
Synopsys, Inc. *	2,100	46
Total System Services, Inc.	6,070	76
VeriSign, Inc. *	3,160	65
Visa, Inc., Class A	6,400	416
VMware, Inc., Class A *	3,000	78
Western Union Co.	7,710	129
Wright Express Corp. *	5,400	124
Yahoo!, Inc. *	24,355	348

		13,397

Technology Hardware & Equipment 5.1%
Agilent Technologies, Inc. *	9,905	181
Amphenol Corp., Class A	2,300	78
Anixter International, Inc. *	2,620	104
Apple, Inc. *	8,865	1,115
Arrow Electronics, Inc. *	12,895	293
Avnet, Inc. *	14,280	313
AVX Corp.	5,380	54
Benchmark Electronics, Inc. *	5,140	62
Brocade Communications Systems, Inc. *	15,400	89
Cisco Systems, Inc. *	96,465	1,864
CommScope, Inc. *	5,000	125
Corning, Inc.	30,560	447
Dell, Inc. *	98,710	1,147
Diebold, Inc.	2,630	69
EMC Corp. *	44,710	560
Harris Corp.	2,725	83
Hewlett-Packard Co.	62,475	2,248
Ingram Micro, Inc., Class A *	34,555	502
Insight Enterprises, Inc. *	21,200	121
International Business Machines Corp.	22,395	2,311
Jabil Circuit, Inc.	34,995	283
JDS Uniphase Corp. *	14,700	68
Juniper Networks, Inc. *	9,770	212
Lexmark International, Inc., Class A *	5,745	113
Molex, Inc.	2,930	49
Molex, Inc., Class A	2,930	45
Motorola, Inc.	198,520	1,098
NCR Corp. *	13,845	141
NetApp, Inc. *	5,230	96
QUALCOMM, Inc.	16,985	719
SanDisk Corp. *	15,065	237
Sanmina-SCI Corp. *	504,495	283
Seagate Technology	54,135	442
Sun Microsystems, Inc. *	56,753	520
SYNNEX Corp. *	5,770	124
Tech Data Corp. *	15,240	439
Tellabs, Inc. *	22,760	119
Teradata Corp. *	2,900	48
Tyco Electronics Ltd.	38,615	673
Vishay Intertechnology, Inc. *	40,040	235
Western Digital Corp. *	9,600	226
Xerox Corp.	59,550	364

		18,300

Telecommunication Services 3.3%
American Tower Corp., Class A *	3,265	104
AT&T, Inc.	192,085	4,921
CenturyTel, Inc.	4,665	127
Crown Castle International Corp. *	4,180	103
Embarq Corp.	6,340	232
Frontier Communications Corp.	26,160	186
iBasis, Inc. *	4,500	5
iPCS, Inc. *	5,700	83
Leap Wireless International, Inc. *	2,000	72
Level 3 Communications, Inc. *	109,000	122
MetroPCS Communications, Inc. *	5,000	85
NII Holdings, Inc. *	6,770	109
Qwest Communications International, Inc.	91,580	356
Sprint Nextel Corp. *	313,000	1,365
Telephone & Data Systems, Inc.	4,600	132
United States Cellular Corp. *	3,335	113
Verizon Communications, Inc.	121,430	3,684
Windstream Corp.	15,900	132

		11,931

Transportation 2.4%
Alaska Air Group, Inc. *	2,225	37
Alexander & Baldwin, Inc.	2,820	75
AMERCO *	1,820	59
AMR Corp. *	74,820	356
Avis Budget Group, Inc. *	401,490	839
Burlington Northern Santa Fe Corp.	7,820	528
C.H. Robinson Worldwide, Inc.	3,180	169
Con-way, Inc.	3,830	95
Continental Airlines, Inc., Class B *	16,470	173
CSX Corp.	13,670	405
Delta Air Lines, Inc. *	63,800	394
Expeditors International of Washington, Inc.	3,325	115
FedEx Corp.	14,662	821
Hertz Global Holdings, Inc. *	95,700	651
J.B. Hunt Transport Services, Inc.	2,845	80
10      See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
JetBlue Airways Corp. *	18,040	89
Kansas City Southern *	5,390	82
Norfolk Southern Corp.	12,250	437
Ryder System, Inc.	5,710	158
SkyWest, Inc.	3,700	45
Southwest Airlines Co.	31,575	220
UAL Corp. *	48,900	241
Union Pacific Corp.	14,756	725
United Parcel Service, Inc., Class B	25,980	1,360
US Airways Group, Inc. *	45,400	172
Werner Enterprises, Inc.	3,940	64
YRC Worldwide, Inc. *	58,555	177

		8,567

Utilities 3.9%
AGL Resources, Inc.	2,640	82
Allegheny Energy, Inc.	4,055	105
Alliant Energy Corp.	5,075	113
Ameren Corp.	13,690	315
American Electric Power Co., Inc.	12,845	339
American Water Works Co., Inc.	7,600	137
Aqua America, Inc.	4,200	77
Atmos Energy Corp.	5,160	128
Black Hills Corp.	2,825	56
Calpine Corp. *	12,900	105
CenterPoint Energy, Inc.	19,370	206
CMS Energy Corp.	11,310	136
Consolidated Edison, Inc.	8,825	328
Constellation Energy Group, Inc.	15,980	385
Dominion Resources, Inc.	15,710	474
DPL, Inc.	4,020	90
DTE Energy Co.	10,665	315
Duke Energy Corp.	63,945	883
Dynegy, Inc., Class A *	96,200	171
Edison International	14,890	425
Energen Corp.	1,210	44
Entergy Corp.	5,917	383
EQT Corp.	2,180	73
Exelon Corp.	13,955	644
FirstEnergy Corp.	11,890	486
FPL Group, Inc.	11,180	601
Great Plains Energy, Inc.	6,270	91
Hawaiian Electric Industries, Inc.	5,170	80
IDACORP, Inc.	1,840	44
Integrys Energy Group, Inc.	4,935	130
MDU Resources Group, Inc.	8,680	153
Mirant Corp. *	12,345	157
National Fuel Gas Co.	3,845	126
New Jersey Resources Corp.	1,380	45
Nicor, Inc.	2,240	72
NiSource, Inc.	27,735	305
Northeast Utilities	6,415	135
NRG Energy, Inc. *	10,860	195
NSTAR	2,580	81
NV Energy, Inc.	13,500	138
OGE Energy Corp.	4,965	128
ONEOK, Inc.	6,510	170
Pepco Holdings, Inc.	13,565	162
PG&E Corp.	12,115	450
Piedmont Natural Gas Co., Inc.	2,150	53
Pinnacle West Capital Corp.	5,785	158
PNM Resources, Inc.	12,545	107
Portland General Electric Co.	5,045	92
PPL Corp.	10,555	316
Progress Energy, Inc.	12,365	422
Public Service Enterprise Group, Inc.	15,880	474
Questar Corp.	3,650	108
Reliant Energy, Inc. *	61,240	304
SCANA Corp.	5,085	154
Sempra Energy	8,115	373
Southern Co.	16,935	489
Southwest Gas Corp.	2,425	49
TECO Energy, Inc.	11,825	125
The AES Corp. *	59,940	424
UGI Corp.	4,220	97
Unisource Energy Corp.	1,500	39
Vectren Corp.	3,165	70
Westar Energy, Inc.	4,370	77
WGL Holdings, Inc.	1,945	61
Wisconsin Energy Corp.	3,320	133
Xcel Energy, Inc.	13,990	258

		14,146

Total Common Stock
(Cost $526,777)		358,991

Foreign Common Stock 0.2% of net assets

Bermuda 0.1%

Capital Goods 0.0%

China Yuchai International Ltd.	14,000	110

Insurance 0.1%
Platinum Underwriters Holdings, Ltd.	2,100	60
Validus Holdings Ltd.	2,000	45
Willis Group Holdings, Ltd.	3,945	109

		214

Media 0.0%
Central European Media Enterprises, Ltd., Class A *	6,300	103

		427
See financial notes.     11

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Luxembourg 0.0%

Telecommunication Services 0.1%
Millicom International Cellular S.A. *	2,000	97

Total Foreign Common Stock
(Cost $460)		524

Other Investment Company 0.2% of net assets

State Street Institutional Liquid Reserves Fund — Institutional Class	723,360	723

Total Other Investment Company
(Cost $723)		723

	Face/Maturity
Issuer	Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
U.S. Treasury Bill
0.09%, 06/18/09 (a)	2	2
0.14%, 06/18/09 (a)	124	124
0.15%, 06/18/09 (a)	220	220
0.16%, 06/18/09 (a)	500	500

Total Short-Term Investments
(Cost $846)		846

End of Investments.
(All dollar amounts are x 1,000)
At 04/30/09, the tax basis cost of the fund’s investments was $542,954 and the unrealized appreciation and depreciation were $7,624 and ($189,494), respectively, with a net depreciation of ($181,870).

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for open futures contracts.

(b)	Issuer is affiliated with the fund’s adviser.

REIT	— Real Estate Investment Trust
In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains
Futures Contract

S & P 500 Index, e-mini, Long, expires 06/19/09	50	2,175	47
12     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.7%	Common Stock	210,253	181,038
2.2%	Foreign Common Stock	5,030	4,060
—%	Preferred Stock	42	29
—%	Rights	3	1
0.1%	Short-Term Investments	205	205

100.0%	Total Investments	215,533	185,333
0.0%	Other Assets and Liabilities, Net		49

100.0%	Net Assets		185,382

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 97.7% of net assets

Automobiles & Components 1.3%
Drew Industries, Inc. *	14,115	201
Gentex Corp.	25,270	338
Hayes Lemmerz International, Inc. *	58,800	10
Modine Manufacturing Co.	193,515	739
Spartan Motors, Inc.	25,200	203
Standard Motor Products, Inc.	51,400	206
Stoneridge, Inc. *	71,600	165
Superior Industries International, Inc.	16,360	247
Winnebago Industries, Inc.	34,465	304

		2,413

Banks 8.2%
1st Source Corp.	6,440	126
AMCORE Financial, Inc.	66,081	97
Anchor BanCorp Wisconsin, Inc.	3,545	6
Arrow Financial Corp.	821	22
BancFirst Corp.	1,775	76
BancTrust Financial Group, Inc.	500	3
Bank Mutual Corp.	6,760	69
Bank of Granite Corp.	13,000	27
BankAtlantic Bancorp, Inc., Class A	87,900	204
BankFinancial Corp.	4,200	45
Banner Corp.	22,560	105
Beneficial Mutual Bancorp, Inc. *	7,950	80
Berkshire Hills Bancorp, Inc.	3,250	73
Boston Private Financial Holdings, Inc.	21,540	99
Brookline Bancorp, Inc.	11,910	118
Capital City Bank Group, Inc.	4,895	74
Capitol Bancorp Ltd.	15,880	58
Cathay General Bancorp	19,200	215
Central Pacific Financial Corp.	17,345	102
Chemical Financial Corp.	7,130	152
Citizens Republic Bancorp, Inc. *	295,700	497
City Bank	45,380	142
City Holding Co.	4,390	129
CoBiz Financial, Inc.	3,000	18
Columbia Banking System, Inc.	4,055	40
Community Bancorp *	26,000	58
Community Bank System, Inc.	10,750	177
Community Trust Bancorp, Inc.	1,895	57
Corus Bankshares, Inc. *	10,625	2
Cullen/Frost Bankers, Inc.	1,500	71
CVB Financial Corp.	25,480	153
Dime Community Bancshares	10,850	90
East West Bancorp, Inc.	29,265	200
F.N.B. Corp.	39,803	299
Farmers Capital Bank Corp.	3,270	69
Federal Agricultural Mortgage Corp., Class C	21,600	68
Financial Institutions, Inc.	5,900	88
First BanCorp Puerto Rico	44,230	244
First Busey Corp.	10,815	85
First Citizens BancShares, Inc., Class A	1,658	198
First Commonwealth Financial Corp.	23,890	207
First Community Bancshares, Inc.	3,175	46
First Financial Bancorp	13,790	149
First Financial Holdings, Inc.	5,585	50
First Merchants Corp.	7,265	88
First Midwest Bancorp, Inc.	24,055	213
First Niagara Financial Group, Inc.	9,155	124
First Place Financial Corp.	12,900	73
First State Bancorp	34,100	74
Flushing Financial Corp.	5,535	51
Frontier Financial Corp.	51,655	73
Glacier Bancorp, Inc.	7,680	118
Greene Bancshares, Inc.	4,016	34
Guaranty Bancorp *	22,530	50
Hancock Holding Co.	7,430	281
Hanmi Financial Corp.	41,970	65
Harleysville National Corp.	16,825	148
Heartland Financial USA, Inc.	5,450	81
See financial notes.     1

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
IBERIABANK Corp.	2,150	98
Independent Bank Corp.	5,595	112
Independent Bank Corp., Michigan	40,960	74
Integra Bank Corp.	66,545	144
International Bancshares Corp.	15,112	204
Intervest Bancshares Corp., Class A	4,000	16
Investors Bancorp, Inc. *	10,065	92
Irwin Financial Corp. *	43,575	55
Lakeland Bancorp, Inc.	7,837	67
Macatawa Bank Corp.	15,700	50
MainSource Financial Group, Inc.	7,000	61
MB Financial, Inc.	9,845	134
Midwest Banc Holdings, Inc.	8,220	13
Nara Bancorp, Inc.	6,080	23
NASB Financial, Inc.	1,303	29
National Penn Bancshares, Inc.	15,323	124
NBT Bancorp, Inc.	5,455	129
NewAlliance Bancshares, Inc.	14,875	192
Northwest Bancorp, Inc.	3,330	59
OceanFirst Financial Corp.	3,700	45
Ocwen Financial Corp. *	3,205	36
Old National Bancorp	18,125	247
Old Second Bancorp, Inc.	3,375	18
Oriental Financial Group, Inc.	34,855	324
Oritani Financial Corp. *	7,100	101
Pacific Capital Bancorp	25,970	180
PacWest Bancorp	10,480	153
Park National Corp.	4,510	302
Peoples Bancorp, Inc.	3,475	58
PrivateBancorp, Inc.	3,855	78
Prosperity Bancshares, Inc.	4,500	125
Provident Bankshares Corp.	25,630	225
Provident Financial Services, Inc.	21,290	227
Provident New York Bancorp	10,185	86
Renasant Corp.	7,200	101
Republic Bancorp, Inc., Class A	6,100	136
Royal Bancshares of Pennsylvania, Inc., Class A *	13,400	31
S&T Bancorp, Inc.	6,590	118
S.Y. Bancorp, Inc.	1,115	28
Sandy Spring Bancorp, Inc.	5,795	94
Santander BanCorp	7,640	51
SCBT Financial Corp.	4,000	92
Seacoast Banking Corp. of Florida	4,890	21
Simmons First National Corp., Class A	3,800	99
Southwest Bancorp, Inc.	5,100	35
StellarOne Corp.	8,042	103
Sterling Bancorp	8,495	97
Sterling Bancshares, Inc.	16,525	110
Sterling Financial Corp., Washington	91,540	292
Suffolk Bancorp	2,315	59
Sun Bancorp, Inc. *	5,432	36
Superior Bancorp *	12,900	55
SVB Financial Group *	10,435	217
Taylor Capital Group, Inc. *	9,900	42
Texas Capital Bancshares, Inc. *	6,900	97
The South Financial Group, Inc.	121,600	202
TierOne Corp.	20,885	44
Tompkins Financial Corp.	1,665	70
Tree.com, Inc. *	2,200	14
Triad Guaranty, Inc. *	6,705	2
TriCo Bancshares	5,900	94
TrustCo Bank Corp. NY	31,070	186
Trustmark Corp.	4,000	87
UCBH Holdings, Inc.	103,100	132
UMB Financial Corp.	3,201	146
Umpqua Holdings Corp.	19,390	186
Union Bankshares Corp.	4,900	84
United Bankshares, Inc.	15,595	405
United Community Banks, Inc.	30,790	199
United Community Financial Corp.	21,581	45
Univest Corp. of Pennsylvania	4,600	96
Washington Trust Bancorp, Inc.	4,885	89
Waterstone Financial, Inc. *	3,716	11
WesBanco, Inc.	8,970	178
West Bancorp	5,700	50
West Coast Bancorp	48,465	137
Westamerica Bancorp	3,270	175
Western Alliance Bancorp *	13,665	89
Whitney Holding Corp.	5,000	60
Wintrust Financial Corp.	9,600	163
WSFS Financial Corp.	2,135	58

		15,158

Capital Goods 8.7%
A.O. Smith Corp.	6,560	204
AAR CORP. *	8,440	127
Aceto Corp.	9,100	65
Actuant Corp., Class A	9,720	119
Alamo Group, Inc.	3,400	38
Albany International Corp., Class A	8,530	79
Altra Holdings, Inc. *	16,200	89
American Railcar Industries, Inc.	7,250	66
American Woodmark Corp.	5,595	116
Ameron International Corp.	1,940	115
Ampco-Pittsburgh Corp.	2,460	60
Apogee Enterprises, Inc.	9,895	133
Applied Industrial Technologies, Inc.	12,420	279
Argon ST, Inc. *	1,165	24
2     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Astec Industries, Inc. *	4,550	140
Baldor Electric Co.	8,070	187
Barnes Group, Inc.	10,225	145
Beacon Roofing Supply, Inc. *	4,080	65
Belden, Inc.	18,360	296
Blount International, Inc. *	12,005	77
Brady Corp., Class A	13,115	276
Bucyrus International, Inc.	4,110	89
Builders FirstSource, Inc. *	94,255	312
Cascade Corp.	3,755	91
Ceradyne, Inc. *	5,350	92
Chart Industries, Inc. *	13,150	182
China Technology Development Group Corp. *	22,000	51
CIRCOR International, Inc.	3,590	92
CLARCOR, Inc.	6,025	187
Coleman Cable, Inc. *	25,300	63
Colfax Corp. *	2,500	22
Columbus McKinnon Corp. *	5,100	66
Commercial Vehicle Group, Inc. *	9,300	9
Cubic Corp.	3,690	106
Curtiss-Wright Corp.	7,905	253
Ducommun, Inc.	3,200	55
Dycom Industries, Inc. *	26,710	225
DynCorp International, Inc., Class A *	11,585	177
Encore Wire Corp.	5,040	110
Energy Conversion Devices, Inc. *	4,630	85
EnerSys *	18,375	313
EnPro Industries, Inc. *	8,590	137
ESCO Technologies, Inc. *	3,900	162
Esterline Technologies Corp. *	5,670	149
Evergreen Solar, Inc. *	28,700	70
Federal Signal Corp.	26,500	206
First Solar, Inc. *	440	82
Franklin Electric Co., Inc.	4,080	97
FreightCar America, Inc.	3,235	62
Gibraltar Industries, Inc.	17,055	114
Graco, Inc.	12,240	289
GrafTech International Ltd. *	12,310	108
Great Lakes Dredge & Dock Co.	36,100	143
Griffon Corp. *	25,768	223
H&E Equipment Services, Inc. *	16,920	127
Hardinge, Inc.	13,700	66
HEICO Corp.	1,100	32
HEICO Corp., Class A	3,195	80
Herley Industries, Inc. *	5,600	58
Hexcel Corp. *	14,105	135
Houston Wire & Cable Co.	8,200	79
Hurco Cos., Inc. *	700	11
IDEX Corp.	10,842	274
II-VI, Inc. *	3,165	76
Insituform Technologies, Inc., Class A *	12,315	189
Insteel Industries, Inc.	6,400	48
Integrated Electrical Services, Inc. *	11,600	111
Interline Brands, Inc. *	12,560	163
John Bean Technologies Corp.	5,400	60
Kadant, Inc. *	4,100	51
Kaman Corp.	8,320	141
Kaydon Corp.	5,615	179
Ladish Co., Inc. *	3,400	26
Lawson Products, Inc.	1,930	22
Layne Christensen Co. *	5,100	110
LSI Industries, Inc.	7,400	42
Lydall, Inc. *	29,200	125
MasTec, Inc. *	10,610	133
Michael Baker Corp. *	3,400	114
NACCO Industries, Inc., Class A	9,700	371
NCI Building Systems, Inc. *	29,545	117
NN, Inc.	79,300	104
Nordson Corp.	4,455	162
Northwest Pipe Co. *	2,600	99
Orbital Sciences Corp. *	9,155	142
Orion Marine Group, Inc. *	700	10
Otter Tail Corp.	10,880	241
Perini Corp. *	11,780	204
Pike Electric Corp. *	6,820	71
Polypore International, Inc. *	26,400	199
Powell Industries, Inc. *	1,770	64
Quanex Building Products Corp.	7,550	77
Raven Industries, Inc.	4,265	102
RBC Bearings, Inc. *	3,000	56
Regal-Beloit Corp.	6,865	279
Robbins & Myers, Inc.	7,300	138
Rush Enterprises, Inc., Class A *	10,960	144
Rush Enterprises, Inc., Class B *	3,000	33
Sauer-Danfoss, Inc.	15,740	65
Simpson Manufacturing Co., Inc.	9,485	211
Standex International Corp.	7,950	110
Stanley, Inc. *	3,000	77
SunPower Corp., Class A *	2,100	58
SunPower Corp., Class B *	5,269	134
TAL International Group, Inc.	7,690	74
Tecumseh Products Co., Class A *	28,670	293
Teledyne Technologies, Inc. *	6,570	210
Tennant Co.	4,460	66
The Gorman-Rupp Co.	2,600	55
The Greenbrier Cos., Inc.	34,020	290
The L.S. Starrett Co., Class A	1,400	14
The Middleby Corp. *	1,508	66
The Toro Co.	6,870	209
Thermadyne Holdings Corp. *	36,000	115
See financial notes.     3

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Titan International, Inc.	17,275	105
Titan Machinery, Inc. *	600	6
TransDigm Group, Inc. *	3,030	106
Tredegar Corp.	7,975	140
Trex Co., Inc. *	3,300	36
TriMas Corp. *	30,300	76
Triumph Group, Inc.	3,830	158
Twin Disc, Inc.	6,400	44
Universal Forest Products, Inc.	7,470	251
Valmont Industries, Inc.	2,310	147
Wabash National Corp.	28,245	35
Wabtec Corp.	6,160	235
Watsco, Inc.	4,945	212
Watts Water Technologies, Inc., Class A	10,175	226
Willis Lease Finance Corp. *	200	2
Woodward Governor Co.	9,000	180
Xerium Technologies, Inc. *	13,455	11

		16,204

Commercial & Professional Supplies 4.7%
ABM Industries, Inc.	16,310	286
Acco Brands Corp. *	197,770	413
Administaff, Inc.	8,460	226
American Reprographics Co. *	7,410	48
AMREP Corp. *	1,000	19
ATC Technology Corp. *	6,785	108
Bowne & Co., Inc.	66,332	339
Casella Waste Systems, Inc., Class A *	54,800	113
CBIZ, Inc. *	14,595	115
CDI Corp.	8,720	104
Cenveo, Inc. *	32,175	152
Clean Harbors, Inc. *	3,265	164
Comfort Systems USA, Inc.	11,300	122
CompX International, Inc.	1,000	6
COMSYS IT Partners, Inc. *	25,000	132
Consolidated Graphics, Inc. *	11,520	224
Copart, Inc. *	6,265	197
Cornell Cos., Inc. *	5,300	96
CoStar Group, Inc. *	2,140	79
Courier Corp.	1,755	28
CRA International, Inc. *	2,745	64
Diamond Management & Technology Consultants, Inc.	3,500	10
EnergySolutions, Inc.	36,300	352
Ennis, Inc.	10,440	94
First Advantage Corp., Class A *	10,700	153
FTI Consulting, Inc. *	4,965	273
G & K Services, Inc., Class A	5,450	136
Healthcare Services Group, Inc.	5,270	94
Heidrick & Struggles International, Inc.	5,170	87
Herman Miller, Inc.	9,330	139
Hudson Highland Group, Inc. *	23,085	38
ICT Group, Inc. *	4,500	32
IHS, Inc., Class A *	2,710	112
Interface, Inc., Class A	35,625	206
Intersections, Inc. *	2,000	7
Kforce, Inc. *	16,700	182
Kimball International, Inc., Class B	29,325	161
Knoll, Inc.	15,100	107
Korn/Ferry International *	10,330	109
LECG Corp. *	21,755	63
M&F Worldwide Corp. *	7,900	126
McGrath Rentcorp	6,625	140
Metalico, Inc. *	29,700	68
Mine Safety Appliances Co.	5,685	140
Mobile Mini, Inc. *	11,625	159
Monster Worldwide, Inc. *	15,120	209
Navigant Consulting, Inc. *	12,725	187
Resources Connection, Inc. *	10,500	205
Rollins, Inc.	1,915	34
Schawk, Inc.	2,660	19
School Specialty, Inc. *	8,600	161
Spherion Corp. *	149,790	538
Standard Parking Corp. *	1,600	24
Stericycle, Inc. *	90	4
Sykes Enterprises, Inc. *	8,030	158
Team, Inc. *	2,700	39
Tetra Tech, Inc. *	1,355	33
The Advisory Board Co. *	2,530	47
The Corporate Executive Board Co.	4,150	72
The Geo Group, Inc. *	5,990	100
The Standard Register Co.	21,850	114
TrueBlue, Inc. *	19,930	194
Viad Corp.	8,565	163
Waste Connections, Inc. *	9,130	235
Waste Services, Inc. *	5,100	28
Watson Wyatt Worldwide, Inc., Class A	2,695	143
WCA Waste Corp. *	9,700	20

		8,750

Consumer Durables & Apparel 4.9%
American Greetings Corp., Class A	57,600	452
Arctic Cat, Inc.	18,300	73
Bassett Furniture Industries, Inc.	4,900	11
Blyth, Inc.	5,972	263
Brookfield Homes Corp.	70,400	370
Callaway Golf Co.	18,555	140
Carter’s, Inc. *	8,825	189
Champion Enterprises, Inc. *	13,605	8
Cherokee, Inc.	2,400	44
4     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Columbia Sportswear Co.	2,880	88
Crocs, Inc. *	126,360	284
CSS Industries, Inc.	2,675	53
Deckers Outdoor Corp. *	1,630	92
Ethan Allen Interiors, Inc.	13,885	187
Fossil, Inc. *	6,805	137
G-III Apparel Group Ltd. *	19,900	160
Hooker Furniture Corp.	5,200	61
Iconix Brand Group, Inc. *	8,550	122
JAKKS Pacific, Inc. *	9,325	118
K-Swiss, Inc., Class A	10,630	107
Kenneth Cole Productions, Inc., Class A	8,240	57
La-Z-Boy, Inc.	225,100	599
Leapfrog Enterprises, Inc. *	57,335	103
Lifetime Brands, Inc.	49,700	140
Lululemon Athletica, Inc. *	13,300	185
M/I Homes, Inc.	19,800	302
Maidenform Brands, Inc. *	3,600	46
Marine Products Corp.	3,180	15
Meritage Homes Corp. *	16,400	341
Movado Group, Inc.	6,100	56
National Presto Industries, Inc.	1,645	117
Nautilus, Inc. *	23,375	23
Orleans Homebuilders, Inc.	13,000	27
Oxford Industries, Inc.	31,110	303
Palm Harbor Homes, Inc. *	24,900	76
Perry Ellis International, Inc. *	27,600	202
Phillips-Van Heusen Corp.	10,770	313
Polaris Industries, Inc.	11,800	395
Pool Corp.	14,880	266
RC2 Corp. *	23,120	261
Russ Berrie & Co., Inc. *	83,055	159
Sealy Corp. *	5,130	18
Skechers U.S.A., Inc., Class A *	15,885	186
Skyline Corp.	4,085	85
Stanley Furniture Co., Inc.	200	2
Steinway Musical Instruments, Inc. *	3,700	50
Steven Madden Ltd. *	5,675	167
Tempur-Pedic International, Inc.	15,515	199
The Timberland Co., Class A *	9,700	157
The Warnaco Group, Inc. *	10,260	296
Tupperware Brands Corp.	13,000	325
Under Armour, Inc., Class A *	3,055	72
Unifi, Inc. *	64,400	58
UniFirst Corp.	5,625	210
Volcom, Inc. *	1,700	23
Weyco Group, Inc.	3,700	102
Wolverine World Wide, Inc.	9,550	199

		9,094

Consumer Services 6.1%
Ameristar Casinos, Inc.	9,075	186
Bally Technologies, Inc. *	5,575	146
Benihana, Inc. *	15,300	83
Benihana, Inc., Class A *	24,800	130
Bluegreen Corp. *	75,870	145
Bob Evans Farms, Inc.	12,715	308
Brink’s Home Security Holdings, Inc. *	2,200	59
California Pizza Kitchen, Inc. *	7,900	124
Carriage Services, Inc. *	21,100	56
Carrols Restaurant Group, Inc. *	34,600	205
CEC Entertainment, Inc. *	8,880	271
Chipotle Mexican Grill, Inc., Class A *	1,060	86
Chipotle Mexican Grill, Inc., Class B *	1,900	125
Choice Hotels International, Inc.	6,440	193
Churchill Downs, Inc.	2,295	80
CKE Restaurants, Inc.	24,865	238
Coinstar, Inc. *	5,625	200
Corinthian Colleges, Inc. *	3,665	56
CPI Corp.	9,800	100
Cracker Barrel Old Country Store, Inc.	12,120	395
Denny’s Corp. *	20,300	54
DeVry, Inc.	1,185	50
DineEquity, Inc.	12,590	403
Dover Downs Gaming & Entertainment, Inc.	3,900	17
Einstein Noah Restaurant Group, Inc. *	10,600	114
Gaylord Entertainment Co. *	23,040	321
Great Wolf Resorts, Inc. *	44,400	164
Hillenbrand, Inc.	7,500	136
International Speedway Corp., Class A	10,090	239
Interval Leisure Group, Inc. *	10,100	81
Isle of Capri Casinos, Inc. *	43,375	466
ITT Educational Services, Inc. *	455	46
Jackson Hewitt Tax Service, Inc.	6,505	32
Krispy Kreme Doughnuts, Inc. *	30,175	119
Landry’s Restaurants, Inc. *	19,340	177
LIFE TIME FITNESS, Inc. *	9,585	180
Lincoln Educational Services *	1,400	23
Lodgian, Inc. *	19,300	50
Luby’s, Inc. *	4,700	25
Matthews International Corp., Class A	4,515	141
McCormick & Schmick’s Seafood Restaurants, Inc. *	23,500	166
Morgans Hotel Group *	36,400	156
See financial notes.     5

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Morton’s Restaurant Group, Inc. *	22,800	106
MTR Gaming Group, Inc. *	7,005	14
Multimedia Games, Inc. *	27,380	58
O’Charley’s, Inc.	47,175	329
P.F. Chang’s China Bistro, Inc. *	7,155	216
Panera Bread Co., Class A *	2,575	144
Papa John’s International, Inc. *	6,310	167
Pinnacle Entertainment, Inc. *	20,835	260
Pre-Paid Legal Services, Inc. *	1,460	54
Red Lion Hotels Corp. *	16,800	77
Red Robin Gourmet Burgers, Inc. *	3,280	81
Ruby Tuesday, Inc. *	136,170	1,046
Ruth’s Hospitality Group, Inc. *	33,200	120
Scientific Games Corp., Class A *	12,430	217
Sonic Corp. *	8,000	87
Sotheby’s	20,700	240
Speedway Motorsports, Inc.	5,915	89
Steiner Leisure Ltd. *	3,060	97
Stewart Enterprises, Inc., Class A	30,760	107
Texas Roadhouse, Inc., Class A *	11,610	132
The Cheesecake Factory, Inc. *	14,135	246
The Marcus Corp.	12,230	155
The Steak n Shake Co. *	16,470	190
Town Sports International Holdings, Inc. *	37,400	129
Universal Technical Institute, Inc. *	5,380	77
Vail Resorts, Inc. *	3,960	116
Weight Watchers International, Inc.	3,180	79
Wendy’s/Arby’s Group, Inc., Class A	26,200	131
WMS Industries, Inc. *	4,232	136

		11,246

Diversified Financials 4.3%
Advance America Cash Advance Centers, Inc.	126,015	504
Advanta Corp., Class A	352	—
Advanta Corp., Class B	17,042	20
Ares Capital Corp.	46,695	274
Asset Acceptance Capital Corp. *	20,360	169
ASTA Funding, Inc.	34,400	99
BGC Partners, Inc., Class A	37,620	97
BlackRock Kelso Capital Corp.	32,500	190
Calamos Asset Management, Inc., Class A	26,975	308
Capital Southwest Corp.	866	67
Cardtronics, Inc. *	20,100	49
Cash America International, Inc.	5,305	119
Cohen & Steers, Inc.	3,340	49
Compass Diversified Holdings	6,660	60
Cowen Group, Inc. *	7,500	43
Credit Acceptance Corp. *	2,675	62
Dollar Financial Corp. *	8,265	84
Eaton Vance Corp.	14,065	385
Encore Capital Group, Inc. *	16,255	142
Evercore Partners, Inc., Class A	5,400	102
EZCORP, Inc., Class A *	10,300	128
FBR Capital Markets Corp. *	42,000	174
FCStone Group, Inc. *	99,500	307
Financial Federal Corp.	6,110	150
First Cash Financial Services, Inc. *	1,090	18
GAMCO Investors, Inc., Class A	3,535	177
GFI Group, Inc.	44,720	182
Gladstone Capital Corp.	6,600	44
Gladstone Investment Corp.	4,200	15
Greenhill & Co., Inc.	835	65
Hercules Technology Growth Capital, Inc.	4,700	28
HFF, Inc., Class A *	16,000	43
IntercontinentalExchange, Inc. *	1,425	125
Investment Technology Group, Inc. *	5,555	127
Jefferies Group, Inc.	1,100	22
KBW, Inc. *	4,000	97
Knight Capital Group, Inc., Class A *	12,745	197
Kohlberg Capital Corp.	40,400	144
LaBranche & Co., Inc. *	24,575	103
Marlin Business Services Corp. *	8,800	28
MCG Capital Corp.	255,405	450
Nelnet, Inc., Class A *	28,800	174
NewStar Financial, Inc. *	48,900	111
NGP Capital Resources Co.	3,200	22
optionsXpress Holdings, Inc.	4,890	81
Patriot Capital Funding, Inc.	38,200	86
Penson Worldwide, Inc. *	13,900	141
PICO Holdings, Inc. *	2,695	81
Piper Jaffray Cos., Inc. *	9,705	336
Portfolio Recovery Associates, Inc. *	3,645	127
Prospect Capital Corp.	4,800	44
Rewards Network, Inc. *	7,355	27
Sanders Morris Harris Group, Inc.	1,800	8
Stifel Financial Corp. *	2,650	130
SWS Group, Inc.	8,120	104
Teton Advisors, Inc. *	52	—
The First Marblehead Corp. *	134,400	258
Thomas Weisel Partners Group, Inc. *	4,600	21
TICC Capital Corp.	11,400	45
United PanAm Financial Corp. *	13,000	24
W.P. Carey & Co., L.L.C.	10,425	222
6     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Waddell & Reed Financial, Inc., Class A	12,100	271
World Acceptance Corp. *	5,560	165

		7,925

Energy 5.6%
Adams Resources & Energy, Inc.	4,200	62
Allis-Chalmers Energy, Inc. *	57,400	111
Alpha Natural Resources, Inc. *	10,045	206
Approach Resources, Inc. *	10,300	73
Atlas America, Inc.	10,648	166
Atlas Energy Resources LLC	9,300	165
ATP Oil & Gas Corp. *	43,945	315
Atwood Oceanics, Inc. *	4,240	95
Basic Energy Services, Inc. *	17,745	181
Berry Petroleum Co., Class A	20,060	331
Bill Barrett Corp. *	3,540	92
Brigham Exploration Co. *	58,715	137
Bristow Group, Inc. *	8,185	186
Bronco Drilling Co., Inc. *	5,205	29
Cabot Oil & Gas Corp.	10,250	309
Cal Dive International, Inc. *	20,043	159
Callon Petroleum Co. *	2,800	5
CARBO Ceramics, Inc.	3,080	95
Carrizo Oil & Gas, Inc. *	5,205	64
Clayton Williams Energy, Inc. *	1,705	51
Comstock Resources, Inc. *	9,475	326
Copano Energy LLC	5,500	86
Crosstex Energy, Inc.	108,260	213
Dawson Geophysical Co. *	4,600	90
Delta Petroleum Corp. *	68,315	201
DHT Maritime, Inc.	11,900	50
Dresser-Rand Group, Inc. *	11,050	272
Dril-Quip, Inc. *	3,485	120
Edge Petroleum Corp. *	12,500	2
Encore Acquisition Co. *	7,205	210
EXCO Resources, Inc. *	29,205	344
Global Industries Ltd. *	58,405	378
Gulf Island Fabrication, Inc.	6,900	89
GulfMark Offshore, Inc. *	3,985	107
Gulfport Energy Corp. *	24,400	72
Harvest Natural Resources, Inc. *	19,150	98
Hornbeck Offshore Services, Inc. *	5,440	126
International Coal Group, Inc. *	85,855	171
ION Geophysical Corp. *	109,405	274
James River Coal Co. *	8,200	117
Lufkin Industries, Inc.	2,155	75
Matrix Service Co. *	9,900	95
McMoRan Exploration Co. *	26,100	143
NATCO Group, Inc., Class A *	2,400	58
Newpark Resources, Inc. *	33,940	95
Oceaneering International, Inc. *	6,000	273
Parker Drilling Co. *	85,750	237
Patriot Coal Corp. *	17,100	108
Penn Virginia Corp.	6,240	88
Petroleum Development Corp. *	8,855	144
PetroQuest Energy, Inc. *	31,285	94
PHI, Inc. *	7,425	84
Quicksilver Resources, Inc. *	31,100	253
Rosetta Resources, Inc. *	28,930	204
RPC, Inc.	8,965	96
St. Mary Land & Exploration Co.	13,000	232
StealthGas, Inc.	17,800	90
Superior Well Services, Inc. *	11,000	118
Swift Energy Co. *	29,105	315
T-3 Energy Services, Inc. *	3,500	47
Teekay Tankers Ltd., Class A	2,600	31
TETRA Technologies, Inc. *	50,880	291
Trico Marine Services, Inc. *	52,600	204
Ultra Petroleum Corp. *	6,240	267
Union Drilling, Inc. *	16,100	96
Venoco, Inc. *	35,300	154
Walter Industries, Inc.	4,195	96
Willbros Group, Inc. *	12,000	138

		10,304

Food & Staples Retailing 0.8%
Arden Group, Inc., Class A	100	12
Ingles Markets, Inc., Class A	10,900	170
PriceSmart, Inc.	6,540	117
Spartan Stores, Inc.	13,000	212
Susser Holdings Corp. *	15,100	218
The Andersons, Inc.	7,105	114
United Natural Foods, Inc. *	22,155	505
Village Super Market, Inc., Class A	2,102	65
Weis Markets, Inc.	2,200	81

		1,494

Food, Beverage & Tobacco 1.4%
Alliance One International, Inc. *	31,330	118
B&G Foods, Inc., Class A	10,500	64
Cal-Maine Foods, Inc.	3,200	85
Central European Distribution Corp. *	4,260	95
Coca-Cola Bottling Co.	3,800	198
Darling International, Inc. *	14,900	85
Diamond Foods, Inc.	2,100	55
Farmer Brothers Co.	2,025	40
Flowers Foods, Inc.	7,337	170
Hansen Natural Corp. *	2,355	96
Imperial Sugar Co.	14,400	94
J & J Snack Foods Corp.	75	3
Lancaster Colony Corp.	7,365	323
Lance, Inc.	2,160	50
See financial notes.     7

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
National Beverage Corp. *	5,000	53
Reddy Ice Holdings, Inc.	81,610	184
Sanderson Farms, Inc.	5,200	207
Synutra International, Inc. *	9,100	77
The Boston Beer Co., Inc., Class A *	3,000	80
The Hain Celestial Group, Inc. *	9,790	163
Tootsie Roll Industries, Inc.	5,888	143
TreeHouse Foods, Inc. *	3,845	102
Vector Group Ltd.	12,380	167

		2,652

Health Care Equipment & Services 4.6%
Air Methods Corp. *	2,700	72
Align Technology, Inc. *	1,800	22
Alliance Imaging, Inc. *	9,175	72
Amedisys, Inc. *	3,470	116
America Service Group, Inc. *	4,300	61
American Dental Partners, Inc. *	3,100	22
American Medical Systems Holdings, Inc. *	8,315	103
AMN Healthcare Services, Inc. *	11,165	77
AmSurg Corp. *	9,225	189
Analogic Corp.	2,365	86
AngioDynamics, Inc. *	4,700	60
Animal Health International, Inc. *	60,000	107
Assisted Living Concepts, Inc., Class A *	1,620	32
BioScrip, Inc. *	67,100	213
Cantel Medical Corp. *	4,500	64
Capital Senior Living Corp. *	5,000	20
Cardiac Science Corp. *	8,200	24
Catalyst Health Solutions, Inc. *	6,000	135
Centene Corp. *	12,340	227
Chemed Corp.	3,095	131
CONMED Corp. *	8,335	111
CorVel Corp. *	1,865	42
Cross Country Healthcare, Inc. *	16,265	143
Eclipsys Corp. *	3,780	50
Edwards Lifesciences Corp. *	3,010	191
Emergency Medical Services Corp., Class A *	6,900	240
Emeritus Corp. *	14,600	132
Ensign Group, Inc.	100	2
ev3, Inc. *	10,000	84
Five Star Quality Care, Inc. *	52,800	89
Gen-Probe, Inc. *	3,695	178
Gentiva Health Services, Inc. *	8,225	131
Greatbatch, Inc. *	1,320	28
Haemonetics Corp. *	2,500	129
Hanger Orthopedic Group, Inc. *	1,500	21
HEALTHSOUTH Corp. *	18,300	171
Healthspring, Inc. *	13,550	125
HealthTronics, Inc. *	56,824	83
Healthways, Inc. *	13,460	140
Hlth Corp. *	15,995	176
ICU Medical, Inc. *	2,250	85
IDEXX Laboratories, Inc. *	4,340	171
Immucor, Inc. *	3,600	59
Integra LifeSciences Holdings *	3,020	78
Intuitive Surgical, Inc. *	975	140
Invacare Corp.	11,065	170
inVentiv Health, Inc. *	5,290	59
Landauer, Inc.	1,450	77
LCA-Vision, Inc.	25,130	144
MedCath Corp. *	13,080	132
Medical Action Industries, Inc. *	4,700	46
MEDNAX, Inc. *	6,755	243
Meridian Bioscience, Inc.	2,285	40
Merit Medical Systems, Inc. *	4,520	70
Molina Healthcare, Inc. *	4,205	91
MWI Veterinary Supply, Inc. *	3,300	103
National Healthcare Corp.	2,250	89
Odyssey HealthCare, Inc. *	6,800	70
PDI, Inc. *	700	2
Providence Service Corp. *	15,500	152
PSS World Medical, Inc. *	13,670	198
Psychiatric Solutions, Inc. *	6,395	124
RehabCare Group, Inc. *	6,945	116
Res-Care, Inc. *	8,125	130
Sirona Dental Systems, Inc. *	4,690	77
Skilled Healthcare Group, Inc., Class A *	16,500	144
STERIS Corp.	9,610	232
Sun Healthcare Group, Inc. *	10,800	91
Symmetry Medical, Inc. *	4,770	35
The Cooper Cos., Inc.	9,585	276
TomoTherapy, Inc. *	29,600	76
Triple-S Management Corp., Class B *	14,700	188
VCA Antech, Inc. *	9,375	235
WellCare Health Plans, Inc. *	15,085	226
West Pharmaceutical Services, Inc.	4,820	157
Wright Medical Group, Inc. *	2,800	39
Zoll Medical Corp. *	4,725	76

		8,540

Household & Personal Products 0.6%
Central Garden & Pet Co. *	6,000	58
Central Garden & Pet Co., Class A *	16,030	145
Chattem, Inc. *	755	41
Elizabeth Arden, Inc. *	13,570	118
Herbalife Ltd.	5,905	117
Inter Parfums, Inc.	5,050	39
8     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Mannatech, Inc.	9,900	43
Nu Skin Enterprises, Inc., Class A	13,910	178
Prestige Brands Holdings, Inc. *	13,310	86
USANA Health Sciences, Inc. *	2,530	61
WD-40 Co.	4,415	120

		1,006

Insurance 2.7%
Affirmative Insurance Holdings, Inc.	19,800	66
American Equity Investment Life Holding Co.	22,935	129
American Physicians Capital, Inc.	1,450	60
Amerisafe, Inc. *	5,600	86
AmTrust Financial Services, Inc.	6,680	61
Argo Group International Holdings Ltd. *	1,959	55
Brown & Brown, Inc.	9,090	177
CNA Surety Corp. *	4,320	83
Crawford & Co., Class B *	12,515	75
Delphi Financial Group, Inc., Class A	14,820	256
Donegal Group, Inc., Class A	5,800	85
EMC Insurance Group, Inc.	200	5
Employers Holdings, Inc.	13,800	115
FBL Financial Group, Inc., Class A	58,700	338
First Acceptance Corp. *	11,499	29
First Mercury Financial Corp. *	3,800	50
FPIC Insurance Group, Inc. *	2,750	84
Greenlight Capital Re, Ltd., Class A *	2,400	37
Harleysville Group, Inc.	9,035	261
Hilltop Holdings, Inc. *	5,570	63
Horace Mann Educators Corp.	16,870	148
Independence Holding Co.	11,400	59
Infinity Property & Casualty Corp.	5,345	188
Kansas City Life Insurance Co.	1,677	37
Maiden Holdings Ltd.	5,400	24
Meadowbrook Insurance Group, Inc.	14,300	85
National Financial Partners Corp.	69,225	489
NYMAGIC, Inc.	2,300	27
PMA Capital Corp., Class A *	12,770	48
Presidential Life Corp.	14,345	153
ProAssurance Corp. *	5,845	257
RLI Corp.	2,310	111
Safety Insurance Group, Inc.	5,705	189
Seabright Insurance Holdings *	6,300	59
Selective Insurance Group, Inc.	4,600	68
State Auto Financial Corp.	10,930	177
Stewart Information Services Corp.	12,600	285
The Navigators Group, Inc. *	2,565	116
United America Indemnity Ltd., Class A *	8,890	45
United Fire & Casualty Co.	5,860	109
Zenith National Insurance Corp.	10,090	230

		5,019

Materials 5.5%
A. Schulman, Inc.	13,470	211
A.M. Castle & Co.	9,900	96
AEP Industries, Inc. *	2,600	53
AMCOL International Corp.	4,920	95
Arch Chemicals, Inc.	7,950	192
Brush Engineered Materials, Inc. *	5,500	93
Buckeye Technologies, Inc. *	57,180	294
Bway Holding Co. *	18,000	168
Calgon Carbon Corp. *	7,000	119
Caraustar Industries, Inc. *	20,704	5
Carpenter Technology Corp.	12,700	262
Century Aluminum Co. *	115,015	465
Clearwater Paper Corp. *	10,000	152
Compass Minerals International, Inc.	3,030	146
Deltic Timber Corp.	1,500	63
Eagle Materials, Inc.	10,590	294
Ferro Corp.	143,530	398
GenTek, Inc. *	15,570	297
Georgia Gulf Corp.	270,605	298
Glatfelter	20,445	182
H.B. Fuller Co.	13,280	234
Haynes International, Inc. *	8,100	183
Headwaters, Inc. *	101,020	255
Hecla Mining Co. *	57,465	142
Horsehead Holding Corp. *	33,500	239
ICO, Inc. *	34,600	85
Innophos Holdings, Inc.	8,100	120
Innospec, Inc.	10,680	84
Kaiser Aluminum Corp.	4,100	121
KapStone Paper and Packaging Corp. *	39,700	113
Koppers Holdings, Inc.	4,200	80
LSB Industries, Inc. *	2,400	29
Mercer International, Inc. *	12,700	7
Minerals Technologies, Inc.	4,930	183
Myers Industries, Inc.	29,305	294
Neenah Paper, Inc.	21,465	108
NewMarket Corp.	2,335	147
NL Industries, Inc.	9,565	116
Olympic Steel, Inc.	6,400	117
OM Group, Inc. *	8,355	233
Omnova Solutions, Inc. *	54,600	130
Penford Corp.	11,800	53
Quaker Chemical Corp.	10,700	125
See financial notes.     9

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Rock-Tenn Co., Class A	10,915	412
Royal Gold, Inc.	30	1
RTI International Metals, Inc. *	7,780	101
Schnitzer Steel Industries, Inc., Class A	6,190	307
Schweitzer-Mauduit International, Inc.	9,410	216
Sensient Technologies Corp.	12,945	303
Solutia, Inc. *	32,100	121
Spartech Corp.	45,485	179
Stepan Co.	2,765	109
Stillwater Mining Co. *	36,740	166
Texas Industries, Inc.	5,545	177
Titanium Metals Corp.	9,090	62
Tronox, Inc., Class B *	12,850	1
U.S. Concrete, Inc. *	45,900	91
Universal Stainless & Alloy Products, Inc. *	3,800	51
Valhi, Inc.	6,400	68
W.R. Grace & Co. *	31,065	274
Wausau Paper Corp.	32,410	283
Zep, Inc.	5,600	76
Zoltek Cos., Inc. *	8,200	65

		10,144

Media 2.4%
4Kids Entertainment, Inc. *	53,100	68
Arbitron, Inc.	3,360	70
Carmike Cinemas, Inc.	53,675	219
CKX, Inc. *	6,835	37
Cox Radio, Inc., Class A *	35,995	173
CTC Media, Inc. *	30,900	242
Cumulus Media Inc., Class A *	113,585	140
DreamWorks Animation SKG, Inc., Class A *	9,945	239
Entravision Communications Corp., Class A *	30,255	15
Fisher Communications, Inc.	1,800	22
Harte-Hanks, Inc.	12,335	102
John Wiley & Sons, Inc., Class A	11,015	373
Journal Communications, Inc., Class A	22,455	35
Knology, Inc. *	3,700	26
LIN TV Corp., Class A *	31,460	50
LodgeNet Interactive Corp. *	2,000	8
Martha Stewart Living Omnimedia, Inc., Class A *	38,500	139
Marvel Entertainment, Inc. *	5,915	177
Media General, Inc., Class A	123,070	320
Mediacom Communications Corp., Class A *	62,340	355
Morningstar, Inc. *	1,435	57
New Frontier Media, Inc. *	29,200	57
Nexstar Broadcasting Group, Inc., Class A *	5,600	4
Playboy Enterprises, Inc., Class B *	91,700	276
Radio One, Inc., Class D *	80,630	36
RHI Entertainment, Inc. *	31,100	100
Saga Communications, Inc., Class A *	7,695	72
Salem Communications Corp., Class A *	8,790	6
Sinclair Broadcast Group, Inc., Class A	16,510	18
Spanish Broadcasting System, Inc., Class A *	30,600	6
Valassis Communications, Inc. *	171,985	889
World Wrestling Entertainment, Inc., Class A	14,500	155

		4,486

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Abraxis BioScience *	200	10
Affymetrix, Inc. *	40,490	190
Albany Molecular Research, Inc. *	7,300	71
Bruker Corp. *	8,785	58
Cambrex Corp. *	70,180	164
Celera Corp. *	8,185	66
Celgene Corp. *	3,000	128
Dionex Corp. *	2,050	129
K-V Pharmaceutical Co., Class A *	208,230	292
Kendle International, Inc. *	1,700	15
Martek Biosciences Corp. *	4,840	88
Medicis Pharmaceutical Corp., Class A	7,725	124
Par Pharmaceutical Cos., Inc. *	12,670	136
PAREXEL International Corp. *	13,520	134
PDL BioPharma, Inc.	7,990	57
PerkinElmer, Inc.	11,000	160
Perrigo Co.	9,500	246
Salix Pharmaceuticals Ltd. *	9,695	107
Sepracor, Inc. *	8,000	114
Techne Corp.	2,665	152
Valeant Pharmaceuticals International *	7,500	126
Varian, Inc. *	5,435	179
ViroPharma, Inc. *	12,600	71

		2,817

Real Estate 7.0%
Acadia Realty Trust	6,234	90
Agree Realty Corp.	3,000	48
American Campus Communities, Inc.	6,980	151
10     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Anthracite Capital, Inc.	69,925	28
Anworth Mortgage Asset Corp.	15,755	101
Arbor Realty Trust, Inc.	155,700	437
Ashford Hospitality Trust	192,045	580
Associated Estates Realty Corp.	8,300	46
Avatar Holdings, Inc. *	3,945	73
BioMed Realty Trust, Inc.	17,160	196
BRT Realty Trust	9,400	47
Capital Trust, Inc., Class A	91,500	156
CapLease, Inc.	36,900	110
Capstead Mortgage Corp.	10,550	120
Cedar Shopping Centers, Inc.	11,845	43
Corporate Office Properties Trust	9,535	291
DiamondRock Hospitality Co.	59,075	383
Digital Realty Trust, Inc.	4,170	150
EastGroup Properties, Inc.	6,730	226
Education Realty Trust, Inc.	16,500	77
Entertainment Properties Trust	13,130	303
Equity Lifestyle Properties, Inc.	6,170	245
Essex Property Trust, Inc.	4,456	283
Extra Space Storage, Inc.	15,965	113
FelCor Lodging Trust, Inc.	244,050	483
First Potomac Realty Trust	9,500	93
Forest City Enterprises, Inc., Class A	42,760	360
Forestar Group, Inc. *	8,600	111
Franklin Street Properties Corp.	25,120	335
Getty Realty Corp.	2,960	58
Glimcher Realty Trust	108,425	266
Grubb & Ellis Co.	14,500	13
Hersha Hospitality Trust	18,500	68
Home Properties, Inc.	2,900	106
HomeBanc Corp. (a)(b) *	6,875	—
Inland Real Estate Corp.	19,470	171
Investors Real Estate Trust	7,325	68
Kilroy Realty Corp.	8,435	182
Kite Realty Group Trust	11,100	39
LaSalle Hotel Properties	29,340	351
Lexington Realty Trust	67,491	260
LTC Properties, Inc.	6,830	123
Maguire Properties, Inc. *	5,140	6
Maui Land & Pineapple Co., Inc. *	3,600	23
Medical Properties Trust, Inc.	18,400	98
MFA Financial, Inc.	28,490	168
Mid-America Apartment Communities, Inc.	7,745	286
Mission West Properties, Inc.	15,600	106
National Health Investors, Inc.	7,235	194
National Retail Properties, Inc.	21,805	387
NorthStar Realty Finance Corp.	52,432	166
OMEGA Healthcare Investors, Inc.	11,190	176
One Liberty Properties, Inc.	18,325	75
Parkway Properties, Inc.	6,420	89
Pennsylvania Real Estate Investment Trust	61,000	473
Post Properties, Inc.	21,800	278
PS Business Parks, Inc.	4,110	180
RAIT Financial Trust	211,165	313
Ramco-Gershenson Properties Trust	14,330	158
Resource Capital Corp.	38,600	122
Saul Centers, Inc.	2,405	77
Sovran Self Storage, Inc.	7,510	169
Strategic Hotel & Resorts, Inc.	20,455	17
Sun Communities, Inc.	10,255	150
Sunstone Hotel Investors, Inc.	86,155	456
Tanger Factory Outlet Centers, Inc.	5,930	198
Taubman Centers, Inc.	5,455	130
The St. Joe Co. *	12,470	310
U-Store-It Trust	54,815	188
Universal Health Realty Income Trust	1,200	38
Urstadt Biddle Properties, Class A	9,495	146
Walter Investment Management Corp. *	1,532	12
Washington Real Estate Investment Trust	14,255	304
Winthrop Realty Trust	3,500	31

		12,908

Retailing 7.1%
1-800-FLOWERS.COM, Inc., Class A *	50,900	149
99 Cents Only Stores *	24,900	267
A.C. Moore Arts & Crafts, Inc. *	66,460	196
Aaron Rents, Inc.	4,620	155
Aeropostale, Inc. *	9,470	322
America’s Car-Mart, Inc. *	2,400	39
Audiovox Corp., Class A *	22,800	127
bebe stores, Inc.	10,890	100
Big 5 Sporting Goods Corp.	14,140	116
Books-A-Million, Inc.	22,700	130
Brown Shoe Co., Inc.	61,462	395
Build-A-Bear Workshop, Inc. *	14,550	79
Cache, Inc. *	43,000	196
Casual Male Retail Group, Inc. *	11,000	14
Charlotte Russe Holding, Inc. *	13,515	170
Christopher & Banks Corp.	21,040	117
Citi Trends, Inc. *	3,900	96
Coldwater Creek, Inc. *	48,140	166
Conn’s, Inc. *	9,565	157
Cost Plus, Inc. *	21,500	40
Destination Maternity Corp. *	10,900	146
drugstore.com, Inc. *	4,000	6
See financial notes.     11

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
DSW, Inc., Class A *	13,245	144
Eddie Bauer Holdings, Inc. *	21,500	7
Fred’s, Inc., Class A	16,030	219
Gaiam, Inc., Class A *	15,200	88
Gander Mountain Co. *	19,400	76
Genesco, Inc. *	10,180	232
Guess?, Inc.	4,435	116
Hastings Entertainment, Inc. *	26,620	96
Haverty Furniture Cos., Inc.	15,100	164
hhgregg, Inc. *	6,300	105
Hibbett Sports, Inc. *	6,385	133
J. Crew Group, Inc. *	8,530	147
Jo-Ann Stores, Inc. *	16,450	301
Jos. A. Bank Clothiers, Inc. *	4,790	194
Kirkland’s, Inc. *	15,622	107
Lithia Motors, Inc., Class A	78,535	229
LKQ Corp. *	10,800	183
MarineMax, Inc. *	97,800	445
Monro Muffler Brake, Inc.	2,160	54
Netflix, Inc. *	6,355	288
New York & Co, Inc. *	45,600	265
NutriSystem, Inc.	6,930	95
Orbitz Worldwide, Inc. *	94,400	179
Pacific Sunwear of California, Inc. *	143,450	581
Pier 1 Imports, Inc. *	67,835	127
Priceline.com, Inc. *	2,220	216
Retail Ventures, Inc. *	114,400	297
REX Stores Corp. *	3,300	39
Sally Beauty Holdings, Inc. *	20,725	153
Select Comfort Corp. *	12,770	13
Shoe Carnival, Inc. *	7,800	91
Shutterfly, Inc. *	4,500	58
Stage Stores, Inc.	19,095	234
Stein Mart, Inc. *	83,095	363
Syms Corp. *	3,200	18
Systemax, Inc. *	10,245	173
The Bon-Ton Stores, Inc.	68,600	202
The Buckle, Inc.	2,322	87
The Cato Corp., Class A	12,265	236
The Children’s Place Retail Stores, Inc. *	7,340	209
The Dress Barn, Inc. *	25,175	381
The Finish Line, Inc., Class A	44,452	378
The Gymboree Corp. *	4,620	159
The Men’s Wearhouse, Inc.	17,755	331
The Pep Boys — Manny, Moe & Jack	39,555	293
The Talbots, Inc.	59,300	140
The Wet Seal, Inc., Class A *	13,900	53
Trans World Entertainment Corp. *	47,400	32
Tuesday Morning Corp. *	139,430	475
Tween Brands, Inc. *	109,265	319
Ulta Salon, Cosmetics & Fragrance, Inc. *	14,200	124
Urban Outfitters, Inc. *	11,215	219
ValueVision Media, Inc., Class A *	6,340	5
West Marine, Inc. *	25,580	147

		13,203

Semiconductors & Semiconductor Equipment 3.4%
Actel Corp. *	6,830	84
Advanced Energy Industries, Inc. *	7,220	61
Applied Micro Circuits Corp. *	26,840	146
Atheros Communications *	2,745	47
ATMI, Inc. *	6,915	109
Axcelis Technologies, Inc. *	10,160	5
Brooks Automation, Inc. *	22,390	139
Cabot Microelectronics Corp. *	6,730	194
Cirrus Logic, Inc. *	6,335	29
Cohu, Inc.	5,710	56
Conexant Systems, Inc. *	8,822	12
Cree, Inc. *	12,995	356
Cymer, Inc. *	7,420	211
Cypress Semiconductor Corp. *	31,505	250
Diodes, Inc. *	6,597	98
DSP Group, Inc. *	6,640	42
Entegris, Inc. *	21,465	32
Exar Corp. *	10,015	62
FEI Co. *	6,820	117
FormFactor, Inc. *	10,265	179
Hittite Microwave Corp. *	935	35
Integrated Device Technology, Inc. *	48,900	265
Intersil Corp., Class A	15,500	180
IXYS Corp.	7,300	70
Kulicke & Soffa Industries, Inc. *	49,800	199
Mattson Technology, Inc. *	5,700	6
Micrel, Inc.	9,850	74
Microsemi Corp. *	11,345	152
MKS Instruments, Inc. *	12,050	188
OmniVision Technologies, Inc. *	16,380	156
ON Semiconductor Corp. *	71,174	386
Photronics, Inc. *	118,945	199
PMC-Sierra, Inc. *	26,425	209
RF Micro Devices, Inc. *	199,065	420
Rudolph Technologies, Inc. *	5,280	28
Semtech Corp. *	8,805	127
Sigma Designs, Inc. *	700	9
Silicon Image, Inc. *	7,960	22
Silicon Laboratories, Inc. *	4,570	152
Silicon Storage Technology, Inc. *	15,455	29
SiRF Technology Holdings, Inc. *	38,765	108
Skyworks Solutions, Inc. *	38,310	339
12     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Standard Microsystems Corp. *	4,090	65
Tessera Technologies, Inc. *	6,890	97
Trident Microsystems, Inc. *	26,500	36
TriQuint Semiconductor, Inc. *	31,820	122
Ultra Clean Holdings, Inc. *	35,300	64
Varian Semiconductor Equipment Associates, Inc. *	7,752	198
Veeco Instruments, Inc. *	6,240	45
Zoran Corp. *	16,835	150

		6,359

Software & Services 5.6%
Acxiom Corp.	34,175	330
Akamai Technologies, Inc. *	10,575	233
ANSYS, Inc. *	5,100	141
Ariba, Inc. *	12,745	122
Borland Software Corp. *	21,590	16
CDC Corp., Class A *	12,670	15
CIBER, Inc. *	52,570	170
Compuware Corp. *	35,000	262
Concur Technologies, Inc. *	4,300	116
CSG Systems International, Inc. *	8,645	125
DealerTrack Holdings, Inc. *	4,295	65
Digital River, Inc. *	5,150	198
EarthLink, Inc. *	50,075	380
Epicor Software Corp. *	14,945	83
EPIQ Systems, Inc. *	7,870	122
Equinix, Inc. *	1,730	122
Euronet Worldwide, Inc. *	6,695	108
Exlservice Holdings, Inc. *	5,700	53
FactSet Research Systems, Inc.	2,465	132
Fair Isaac Corp.	11,585	195
Forrester Research, Inc. *	3,925	100
Gartner, Inc. *	7,800	105
Gevity HR, Inc.	33,115	131
Global Cash Access Holdings, Inc. *	18,335	111
Global Payments, Inc.	8,370	268
GSI Commerce, Inc. *	8,280	118
Heartland Payment Systems, Inc.	8,165	66
iGATE Corp.	1,500	6
infoGROUP, Inc. *	7,315	30
Informatica Corp. *	8,055	128
Internap Network Services Corp. *	10,300	29
Ipass, Inc. *	15,100	17
j2 Global Communications, Inc. *	5,285	127
Jack Henry & Associates, Inc.	12,180	219
JDA Software Group, Inc. *	6,385	90
Kenexa Corp. *	11,400	75
Lawson Software, Inc. *	18,620	100
Lionbridge Technologies, Inc. *	41,200	56
Macrovision Solutions Corp. *	8,169	165
Manhattan Associates, Inc. *	3,495	58
Marchex, Inc., Class B	8,400	38
MAXIMUS, Inc.	4,245	171
Mentor Graphics Corp. *	27,180	183
MICROS Systems, Inc. *	9,160	192
MicroStrategy, Inc., Class A *	2,728	106
ModusLink Global Solutions, Inc. *	64,595	239
MSC.Software Corp. *	16,115	99
Ness Technologies, Inc. *	17,500	65
Net 1 UEPS Technologies, Inc. *	3,380	56
NeuStar, Inc., Class A *	6,175	117
Novell, Inc. *	60,935	229
Nuance Communications, Inc. *	16,555	221
Omniture, Inc. *	2,700	33
Openwave Systems, Inc. *	4,435	5
Parametric Technology Corp. *	19,400	216
Progress Software Corp. *	6,050	128
Quality Systems, Inc.	830	45
Quest Software, Inc. *	12,380	180
Radiant Systems, Inc. *	10,200	75
RealNetworks, Inc. *	10,345	25
Red Hat, Inc. *	8,700	150
Renaissance Learning, Inc.	3,540	34
Salesforce.com, Inc. *	1,935	83
Sapient Corp. *	20,980	108
SAVVIS, Inc. *	2,700	31
SINA Corp. *	3,180	89
Solera Holdings, Inc. *	8,100	185
SonicWALL, Inc. *	3,855	21
SPSS, Inc. *	1,760	54
SRA International, Inc., Class A *	8,815	136
StarTek, Inc. *	19,400	80
Switch and Data Facilities Co. *	5,100	59
Sybase, Inc. *	1,950	66
Symyx Technologies, Inc. *	8,110	39
Syntel, Inc.	3,955	110
Take-Two Interactive Software, Inc. *	23,535	214
TeleTech Holdings, Inc. *	8,830	117
THQ, Inc. *	72,930	249
TIBCO Software, Inc. *	39,830	252
TNS, Inc. *	9,975	168
United Online, Inc.	17,027	90
ValueClick, Inc. *	15,960	169
VeriFone Holdings, Inc. *	17,000	128
Vignette Corp. *	5,820	48
WebMD Health Corp., Class A *	4,800	124
Websense, Inc. *	3,490	62
Wind River Systems, Inc. *	12,250	90

		10,366

Technology Hardware & Equipment 6.1%
3Com Corp. *	72,120	292
Adaptec, Inc. *	21,695	62
See financial notes.     13

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
ADC Telecommunications, Inc. *	73,600	542
ADTRAN, Inc.	11,245	238
Agilysys, Inc.	24,422	147
Arris Group, Inc. *	24,965	266
Avid Technology, Inc. *	10,525	116
Avocent Corp. *	14,590	211
Bel Fuse, Inc., Class B	2,800	45
Black Box Corp.	8,140	223
Blue Coat Systems, Inc. *	2,400	32
Checkpoint Systems, Inc. *	16,520	201
Ciena Corp. *	23,000	275
Cogent, Inc. *	5,980	68
Cognex Corp.	7,065	99
Comtech Telecommunications Corp. *	3,670	123
CPI International, Inc. *	1,200	13
CTS Corp.	17,795	108
Daktronics, Inc.	9,265	84
Digi International, Inc. *	7,100	52
Dolby Laboratories, Inc., Class A *	6,645	267
EchoStar Corp., Class A *	11,200	177
Electro Rent Corp.	5,905	56
Electro Scientific Industries, Inc. *	6,655	57
Electronics for Imaging, Inc. *	13,780	135
EMS Technologies, Inc. *	2,900	55
Emulex Corp. *	23,625	247
Extreme Networks, Inc. *	8,365	15
F5 Networks, Inc. *	7,540	206
FLIR Systems, Inc. *	8,790	195
Gerber Scientific, Inc. *	38,900	154
Harris Stratex Networks, Inc., Class A *	31,400	126
Hughes Communications, Inc. *	8,130	156
Hutchinson Technology, Inc. *	69,100	133
Hypercom Corp. *	57,200	62
Imation Corp.	23,025	230
Intermec, Inc. *	8,535	103
Intevac, Inc. *	5,600	39
Itron, Inc. *	3,365	155
Ixia *	10,215	59
L-1 Identity Solutions, Inc. *	21,200	155
Littelfuse, Inc. *	4,405	72
LoJack Corp. *	4,500	15
Loral Space & Communications, Inc. *	8,550	200
Measurement Specialties, Inc. *	10,200	69
Mercury Computer Systems, Inc. *	11,500	93
Methode Electronics, Inc.	20,230	122
MTS Systems Corp.	3,780	80
Multi-Fineline Electronix, Inc. *	2,420	49
National Instruments Corp.	6,495	143
NETGEAR, Inc. *	7,350	118
Newport Corp. *	16,130	80
Novatel Wireless, Inc. *	2,300	16
Nu Horizons Electronics Corp. *	34,300	96
Opnext, Inc. *	58,500	148
OSI Systems, Inc. *	5,090	95
Palm, Inc. *	18,115	190
Park Electrochemical Corp.	6,210	128
PC Connection, Inc. *	20,000	99
PC Mall, Inc. *	27,300	175
Plantronics, Inc.	10,810	138
Plexus Corp. *	11,080	245
Polycom, Inc. *	14,050	262
Powerwave Technologies, Inc. *	68,060	58
QLogic Corp. *	19,680	279
Rackable Systems, Inc. *	15,860	72
RadiSys Corp. *	10,000	72
Richardson Electronics Ltd.	7,000	25
Rofin-Sinar Technologies, Inc. *	6,410	137
Rogers Corp. *	4,220	107
ScanSource, Inc. *	10,100	250
Sonus Networks, Inc. *	10,090	17
Stec, Inc. *	5,400	52
Super Micro Computer, Inc. *	10,100	53
Sycamore Networks, Inc. *	19,805	58
Symmetricom, Inc. *	13,200	66
Synaptics, Inc. *	3,105	101
Technitrol, Inc.	97,590	397
Tekelec *	6,635	103
TESSCO Technologies, Inc. *	1,000	9
Trimble Navigation Ltd. *	10,855	233
TTM Technologies, Inc. *	15,800	117
ViaSat, Inc. *	6,675	153
Westell Technologies, Inc., Class A *	14,933	6
Zebra Technologies Corp., Class A *	10,040	213
Zygo Corp. *	8,400	42

		11,232

Telecommunication Services 1.1%
Alaska Communication Systems Group, Inc.	12,540	76
Atlantic Tele-Network, Inc.	2,200	49
Centennial Communications Corp. *	5,225	43
Cincinnati Bell, Inc. *	83,695	233
Consolidated Communications Holdings, Inc.	9,800	110
FairPoint Communications, Inc.	28,730	30
General Communication, Inc., Class A *	25,460	195
Globalstar, Inc. *	800	1
Iowa Telecommunications Services, Inc.	12,430	164
14     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
NTELOS Holdings Corp.	5,740	92
PAETEC Holding Corp. *	53,900	165
SBA Communications Corp., Class A *	6,405	161
SureWest Communications	10,670	69
Syniverse Holdings, Inc. *	9,765	123
tw telecom, Inc. *	24,675	227
USA Mobility, Inc. *	20,525	228
Virgin Mobile USA, Inc., Class A *	59,500	122

		2,088

Transportation 2.6%
Air Transport Services Group, Inc. *	33,830	22
AirTran Holdings, Inc. *	46,315	322
American Commercial Lines, Inc. *	21,045	105
Arkansas Best Corp.	14,340	331
Atlas Air Worldwide Holdings, Inc. *	10,200	271
CAI International, Inc. *	18,600	68
Celadon Group, Inc. *	10,700	73
Covenant Transport Group, Inc., Class A *	17,300	36
Diana Shipping, Inc.	4,835	76
DryShips, Inc.	23,380	173
Dynamex, Inc. *	2,000	29
Eagle Bulk Shipping, Inc.	40,920	267
Forward Air Corp.	4,625	77
Genco Shipping & Trading Ltd.	9,885	189
Genesee & Wyoming, Inc., Class A *	5,265	158
Hawaiian Holdings, Inc. *	14,000	70
Heartland Express, Inc.	5,985	89
Horizon Lines, Inc., Class A	30,050	160
Hub Group, Inc., Class A *	9,110	210
Kirby Corp. *	7,520	232
Knight Transportation, Inc.	7,765	137
Landstar System, Inc.	6,970	248
Marten Transport Ltd. *	5,800	120
Mesa Air Group, Inc. *	34,771	6
Old Dominion Freight Line, Inc. *	10,600	298
P.A.M. Transportation Services, Inc. *	12,700	68
Pacer International, Inc.	45,360	192
Park-Ohio Holdings Corp. *	34,900	162
Pinnacle Airlines Corp. *	84,900	177
Quality Distribution, Inc. *	19,500	39
Republic Airways Holdings, Inc. *	14,610	105
Saia, Inc. *	13,100	171
Universal Truckload Services, Inc.	3,600	44
USA Truck, Inc. *	4,400	62

		4,787

Utilities 1.5%
ALLETE, Inc.	2,000	52
American States Water Co.	3,515	121
Avista Corp.	5,000	75
California Water Service Group	2,040	80
Central Vermont Public Services Corp.	5,245	90
CH Energy Group, Inc.	3,805	169
Chesapeake Utilities Corp.	2,750	81
Cleco Corp.	3,200	67
El Paso Electric Co. *	17,490	241
ITC Holdings Corp.	4,170	181
MGE Energy, Inc.	7,000	215
Middlesex Water Co.	3,500	49
Northwest Natural Gas Co.	4,445	182
NorthWestern Corp.	14,425	302
Ormat Technologies, Inc.	1,300	46
SJW Corp.	3,320	84
South Jersey Industries, Inc.	3,920	136
Southwest Water Co.	4,500	26
The Empire District Electric Co.	15,110	226
The Laclede Group, Inc.	2,700	94
UIL Holdings Corp.	14,125	326

		2,843

Total Common Stock (Cost $210,253)		181,038

Foreign Common Stock 2.2% of net assets

Bahamas 0.1%

Transportation 0.1%
Ultrapetrol Bahamas Ltd. *	45,900	171

Bermuda 1.3%

Capital Goods 0.1%
Textainer Group Holdings Ltd.	22,300	198

Consumer Durables & Apparel 0.1%
Helen of Troy Ltd. *	10,830	173

Consumer Services 0.1%
Orient-Express Hotels Ltd., Class A	31,190	202

Diversified Financials 0.1%
Lazard Ltd., Class A	9,845	269

Energy 0.3%
Knightsbridge Tankers Ltd.	11,790	156
Nordic American Tanker Shipping Ltd.	6,105	198
See financial notes.     15

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Tsakos Energy Navigation Ltd.	6,890	108

		462

Insurance 0.4%
Assured Guaranty Ltd.	36,565	353
Enstar Group Ltd. *	1,410	101
Max Capital Group Ltd.	13,515	224

		678

Semiconductors & Semiconductor Equipment 0.0%
ChipMOS TECHNOLOGIES (Bermuda) Ltd. *	23,040	13

Software & Services 0.1%
Genpact Ltd. *	9,750	87

Technology Hardware & Equipment 0.1%
Xyratex Ltd. *	48,275	162

Telecommunication Services 0.0%
Global Crossing Ltd. *	6,485	47

Transportation 0.0%
TBS International Ltd., Class A *	10,400	82

		2,373

British Virgin Islands 0.1%

Technology Hardware & Equipment 0.1%
Nam Tai Electronics, Inc.	24,560	102

Canada 0.0%

Capital Goods 0.0%
KHD Humboldt Wedag International Ltd. *	7,600	66

Cayman Islands 0.1%

Technology Hardware & Equipment 0.1%
Smart Modular Technologies (WWH), Inc. *	58,700	144

Greece 0.0%

Energy 0.0%
Top Ships, Inc. *	20,300	32

Liberia 0.2%

Transportation 0.2%
Excel Maritime Carriers Ltd.	48,904	348

Netherlands 0.1%

Energy 0.1%
Core Laboratories N.V.	1,445	120

Netherlands Antilles 0.0%

Health Care Equipment & Services 0.0%
Orthofix International N.V. *	3,880	66

Panama 0.2%

Banks 0.1%
Banco Latinoamericano de Exportaciones, S.A., Class E	23,100	284

Transportation 0.1%
Copa Holdings S.A., Class A	5,100	156

		440

Singapore 0.1%

Semiconductors & Semiconductor Equipment 0.1%
Verigy Ltd. *	18,020	198

Total Foreign Common Stock (Cost $5,030)		4,060

Preferred Stock 0.0% of net assets

Health Care Equipment & Services 0.0%
Inverness Medical Innovations, Inc., Class B *	146	29

Total Preferred Stock (Cost $42)		29

Rights 0.0% of net assets

Capital Goods 0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. — CVR *	3,500	1

Total Rights (Cost $3)		1

	Face/Maturity
Issuer	Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.16%, 06/18/09	205	205

Total Short-Term Investment (Cost $205)		205

End of Investments.
16     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued
(All dollar amounts are x 1,000)
At 04/30/09, the tax basis cost of the fund’s investments was $217,306, and the unrealized appreciation and depreciation were $14,041 and ($46,014), respectively, with a net depreciation of ($31,973).

*	Non-income producing security.

(a)	Fair-valued by Management.

(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
See financial notes.     17

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.1%	Common Stock	252,216	180,561
0.1%	Other Investment Company	75	83
0.5%	Preferred Stock	1,722	905
—%	Rights	31	32
0.7%	Short-Term Investment	1,337	1,337

99.4%	Total Investments	255,381	182,918
0.6%	Other Assets and Liabilities, Net		1,179

100.0%	Net Assets		184,097

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.1% of net assets

Australia 6.5%

Banks 1.1%
Australia & New Zealand Banking Group Ltd.	42,357	489
Commonwealth Bank of Australia	22,476	574
National Australia Bank Ltd.	41,818	626
Westpac Banking Corp.	30,724	428

		2,117

Capital Goods 0.0%
Leighton Holdings Ltd.	3,893	59

Commercial & Professional Supplies 0.1%
Brambles Ltd.	24,575	105

Consumer Services 0.1%
Crown Ltd.	16,257	81
TABCORP Holdings Ltd.	14,698	80
Tatts Group Ltd.	19,102	38

		199

Diversified Financials 0.1%
Macquarie Group Ltd.	9,254	224

Energy 0.2%
Caltex Australia Ltd.	10,463	75
Origin Energy Ltd.	5,817	69
Santos Ltd.	4,465	52
Woodside Petroleum Ltd.	3,627	100

		296

Food & Staples Retailing 0.3%
Metcash Ltd.	12,843	39
Wesfarmers Ltd.	16,591	272
Wesfarmers Ltd., Price Protected Shares	1,804	30
Woolworths Ltd.	10,963	213

		554

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	9,070	60
Foster’s Group Ltd.	18,195	70
Lion Nathan Ltd.	5,396	46

		176

Insurance 0.3%
AMP Ltd.	29,079	109
AXA Asia Pacific Holdings Ltd.	26,566	75
Insurance Australia Group Ltd.	39,468	100
QBE Insurance Group Ltd.	9,359	148
Suncorp-Metway Ltd.	42,962	183

		615

Materials 1.2%
Amcor Ltd.	26,401	92
BHP Billiton Ltd.	46,712	1,128
BlueScope Steel Ltd.	41,606	70
Boral Ltd.	19,012	57
Incitec Pivot Ltd.	21,282	32
OneSteel Ltd.	33,769	55
Orica Ltd.	6,239	76
Rio Tinto Ltd.	12,964	604
Sims Metal Management Ltd.	3,226	47

		2,161

Media 0.7%
Consolidated Media Holdings Ltd.	30,424	47
Fairfax Media Ltd.	111,272	96
Macquarie Communications Infrastructure Group	443,904	724
Macquarie Media Group Ltd.	434,257	389

		1,256
See financial notes.     1

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
CSL Ltd.	2,103	52

Real Estate 0.6%
CFS Retail Property Trust	35,930	43
Dexus Property Group	107,565	57
FKP Property Group	711,842	423
Goodman Group	295,826	79
GPT Group	215,137	73
Lend Lease Corp., Ltd.	22,902	120
Mirvac Group	75,180	57
Stockland	46,032	105
Westfield Group	16,214	127

		1,084

Telecommunication Services 0.1%
Telstra Corp., Ltd.	78,491	190

Transportation 0.7%
ConnectEast Group	476,677	138
Macquarie Airports	284,849	375
Macquarie Infrastructure Group	115,784	113
Qantas Airways Ltd.	112,094	162
Toll Holdings Ltd.	9,701	42
Transurban Group	148,048	480

		1,310

Utilities 0.9%
AGL Energy Ltd.	5,486	60
APA Group	123,746	266
Babcock & Brown Infrastructure Group	8,879,985	679
Babcock & Brown Wind Partners	165,857	151
SP Ausnet	612,680	445

		1,601

		11,999

Austria 0.6%

Banks 0.2%
Erste Group Bank AG	12,657	264
Raiffeisen International Bank Holding AG	1,689	58

		322

Capital Goods 0.1%
Strabag SE	1,695	39
Wienerberger AG	4,828	57

		96

Energy 0.1%
OMV AG	3,920	121

Insurance 0.0%
UNIQA Versicherungen AG	1,728	34
Vienna Insurance Group AG *	733	28

		62

Materials 0.1%
Voestalpine AG	5,712	109

Real Estate 0.1%
IMMOEAST AG *	43,512	98
Immofinanz Immobilien Anlagen AG *	45,393	88

		186

Telecommunication Services 0.0%
Telekom Austria AG	6,669	88

Transportation 0.0%
Oesterreichische Post AG	919	27

Utilities 0.0%
Oesterreichische Elektrizitaetswirtschafts AG, A Shares	498	21

		1,032

Belgium 1.6%

Banks 0.5%
Dexia S.A. *	84,663	411
KBC GROEP N.V. *	19,698	433

		844

Diversified Financials 0.7%
Banque Nationale de Belgique	9	30
Compagnie Nationale a Portefeuille / Nationale Portefeuille Maatschappij	604	29
Fortis	422,614	1,039
Groupe Bruxelles Lambert S.A.	1,535	111
KBC Ancora	2,159	32
Sofina S.A.	610	46

		1,287

Food & Staples Retailing 0.1%
Colruyt S.A.	198	45
Delhaize Group	1,915	129

		174

Food, Beverage & Tobacco 0.1%
Anheuser-Busch InBev N.V.	5,309	162
Health Care Equipment & Services 0.0%
Agfa Gevaert N.V. *	9,368	21
2     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Materials 0.1%
Solvay S.A.	1,116	95
Umicore	3,003	59

		154

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A. *	2,866	78

Retailing 0.0%
S.A. D’Ieteren N.V.	292	56

Telecommunication Services 0.1%
Belgacom S.A.	4,131	120
Mobistar S.A.	351	21

		141

		2,917

Bermuda 0.3%

Capital Goods 0.1%
Jardine Matheson Holdings Ltd.	2,600	59
Jardine Strategic Holdings Ltd.	3,000	35
Noble Group Ltd.	25,157	22

		116

Consumer Durables & Apparel 0.0%
Yue Yuen Industrial (Holdings) Ltd.	11,000	24

Consumer Services 0.0%
Shangri-La Asia Ltd.	16,000	23

Diversified Financials 0.0%
Guoco Group Ltd.	4,000	25

Energy 0.0%
Frontline Ltd.	1,734	34
Seadrill Ltd.	4,374	47

		81

Real Estate 0.1%
Chinese Estates Holdings Ltd.	14,000	17
Hongkong Land Holdings Ltd.	36,000	89
Kerry Properties Ltd.	10,500	32

		138

Retailing 0.1%
Esprit Holdings Ltd.	11,500	71
Li & Fung Ltd.	20,000	56

		127

Transportation 0.0%
Cosco Pacific Ltd.	24,000	23
Orient Overseas International Ltd.	15,000	43

		66

Utilities 0.0%
Cheung Kong Infrastructure Holdings Ltd.	3,100	12

		612

Canada 4.8%

Automobiles & Components 0.1%
Magna International, Inc., Class A	5,559	191

Banks 1.3%
Bank of Montreal	12,013	398
Bank of Nova Scotia	14,548	414
Canadian Imperial Bank of Commerce	6,077	273
National Bank of Canada	2,530	92
Royal Bank of Canada	21,222	752
The Toronto-Dominion Bank	13,159	519

		2,448

Capital Goods 0.1%
Bombardier, Inc., Class B	31,968	101
Finning International, Inc.	2,780	33

		134

Diversified Financials 0.1%
IGM Financial, Inc.	3,020	90
Onex Corp.	4,061	66

		156

Energy 1.0%
Addax Petroleum Corp.	2,258	62
Canadian Natural Resources Ltd.	5,050	233
Enbridge, Inc.	3,019	93
EnCana Corp.	7,009	321
Husky Energy, Inc.	2,867	70
Imperial Oil Ltd.	4,623	165
Nexen, Inc.	5,326	101
Petro-Canada Co.	10,059	318
Suncor Energy, Inc.	7,751	195
Talisman Energy, Inc.	12,181	153
TransCanada Corp.	5,935	148

		1,859

Food & Staples Retailing 0.3%
Alimentation Couche Tard, Inc., Class B	5,037	55
Empire Co., Ltd., Class A	1,333	56
George Weston Ltd.	2,805	139
Loblaw Cos., Ltd.	5,264	142
Metro, Inc., Class A	1,440	45
See financial notes.     3

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Shoppers Drug Mart Corp.	1,559	56
The Jean Coutu Group (PJC), Inc., Class A	6,123	47

		540

Insurance 0.8%
Fairfax Financial Holdings Ltd.	262	69
Great-West Lifeco, Inc.	3,420	59
ING Canada, Inc.	1,623	47
Manulife Financial Corp.	35,048	597
Power Corp. of Canada	12,115	227
Power Financial Corp.	6,114	122
Sun Life Financial, Inc.	12,490	292

		1,413

Materials 0.4%
Agrium, Inc.	1,012	44
Barrick Gold Corp.	3,858	112
Gerdau Ameristeel Corp.	11,048	58
Goldcorp, Inc.	2,710	74
Kinross Gold Corp.	2,453	38
NOVA Chemicals Corp.	6,123	35
Potash Corp. of Saskatchewan, Inc.	814	70
Teck Resources Ltd., Class B	25,357	266
Yamana Gold, Inc.	3,576	28

		725

Media 0.1%
Quebecor, Inc., Class B	2,992	39
Shaw Communications, Inc., Class B	2,877	44
Thomson Reuters Corp.	2,712	76

		159

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Biovail Corp.	2,694	30

Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	7,555	116
Brookfield Properties Corp.	7,591	56
RioCan Real Estate Investment Trust	2,872	33

		205

Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	1,619	69
Sears Canada, Inc. *	3,469	58

		127

Software & Services 0.0%
CGI Group, Inc., Class A *	4,717	42

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	16,912	102
Research In Motion Ltd. *	1,453	100

		202

Telecommunication Services 0.1%
BCE, Inc.	5,353	114
Rogers Communications, Inc., Class B	3,404	84
Telus Corp.	2,378	58
Telus Corp. — Non voting	2,031	47

		303

Transportation 0.1%
Canadian National Railway Co.	4,223	171
Canadian Pacific Railway Ltd.	2,532	90

		261

Utilities 0.1%
ATCO Ltd., Class I	1,433	41
Canadian Utilities Ltd., Class A	1,280	37
TransAlta Corp.	1,869	32

		110

		8,905

Cayman Islands 0.1%

Semiconductors & Semiconductor Equipment 0.0%
Semiconductor Manufacturing International Corp. *	1,032,000	40

Technology Hardware & Equipment 0.0%
Foxconn International Holdings Ltd. *	70,000	43

Telecommunication Services 0.1%
Hutchison Telecommunications International Ltd.	571,000	105

		188

Denmark 0.7%

Banks 0.2%
Danske Bank A/S *	42,297	464

Capital Goods 0.0%
Vestas Wind Systems A/S *	790	51

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	1,684	81
Danisco A/S	971	32

		113

Insurance 0.0%
Trygvesta A/S	1,007	55
4     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Novo Nordisk A/S, Class B	2,438	116

Transportation 0.3%
A P Moller — Maersk A/S, Series A *	41	234
AP Moller — Maersk A/S, Series B	41	238

		472

		1,271

Finland 1.4%

Capital Goods 0.1%
Kone Oyj, Class B	1,677	46
Metso Corp. Oyj	5,855	90
Wartsila Corp. Oyj	1,894	62
YIT Oyj	4,722	45

		243

Diversified Financials 0.0%
Pohjola Bank plc	3,494	26

Energy 0.1%
Neste Oil Oyj	7,376	96

Food & Staples Retailing 0.1%
Kesko Oyj, Class B	3,121	81

Insurance 0.1%
Sampo Oyj, Class A	12,179	227

Materials 0.4%
M-real Oyj, Class B *	107,853	78
Outokumpu Oyj	5,141	77
Rautaruukki Oyj	3,446	64
Stora Enso Oyj, Class R *	40,133	229
UPM-Kymmene Oyj	22,702	203

		651

Media 0.0%
SanomaWSOY Oyj	3,852	51

Technology Hardware & Equipment 0.5%
Nokia Oyj	59,574	846

Telecommunication Services 0.0%
Elisa Oyj	2,663	35

Utilities 0.1%
Fortum Oyj	10,968	221

		2,477

France 10.5%

Automobiles & Components 1.0%
Compagnie Generale des Etablissements Michelin, Class B	4,711	241
Faurecia *	5,415	59
PSA Peugeot Citroen	21,161	489
Renault S.A.	26,160	839
Societe Fonciere, Financiere et de Participations	1,149	45
Valeo S.A.	5,106	105

		1,778

Banks 1.8%
BNP Paribas	30,782	1,620
Credit Agricole S.A.	34,745	508
Natixis	55,148	125
Societe Generale	18,914	967

		3,220

Capital Goods 1.2%
Alstom S.A.	2,035	127
Bouygues S.A.	6,786	290
Compagnie de Saint-Gobain	16,357	587
Eiffage S.A.	2,102	108
Legrand S.A.	3,710	75
Nexans S.A. *	738	34
Rexel S.A.	4,577	38
Safran S.A.	7,492	89
Schneider Electric S.A.	3,509	267
Thales S.A.	1,162	48
Vallourec S.A.	951	104
Vinci S.A.	7,418	332
Wendel	1,832	67

		2,166

Consumer Durables & Apparel 0.3%
Christian Dior S.A.	1,656	111
Hermes International	463	61
LVMH Moet Hennessy Louis Vuitton S.A.	3,735	282
Nexity	1,799	58
Thomson *	49,056	66

		578

Consumer Services 0.1%
Accor S.A.	2,234	94
Sodexo	2,013	97

		191

Diversified Financials 0.0%
Eurazeo	2,035	83
See financial notes.     5

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Energy 1.1%
Cie Generale De Geophysique — Veritas *	3,297	48
Esso S.A.F	177	19
Technip S.A.	1,550	67
Total S.A.	38,759	1,939

		2,073

Food & Staples Retailing 0.4%
Carrefour S.A. *	15,241	618
Casino Guichard-Perrachon S.A.	1,050	66
Rallye S.A.	3,067	62

		746

Food, Beverage & Tobacco 0.2%
Groupe Danone	4,135	197
Pernod Ricard S.A.	2,008	118

		315

Health Care Equipment & Services 0.0%
Essilor International S.A.	1,478	64

Household & Personal Products 0.1%
L’Oreal S.A.	2,425	174

Insurance 1.1%
Axa *	110,608	1,858
CNP Assurances	1,442	114
Euler Hermes S.A.	1,681	82
SCOR SE	2,636	55

		2,109

Materials 0.5%
Air Liquide S.A.	2,370	193
Arkema	3,360	77
Ciments Francais S.A.	835	76
Eramet	338	72
Imerys S.A.	1,352	56
Lafarge S.A.	5,792	327
SA des Ciments Vicat	815	44
Sequana	6,553	46

		891

Media 0.5%
Eutelsat Communications	2,521	55
JC Decaux S.A.	3,054	43
Lagardere S.C.A.	3,209	101
M6 Metropole Television	1,932	36
PagesJaunes Groupe S.A.	3,514	38
Publicis Groupe	2,060	63
Societe Television Francaise 1	6,996	65
Vivendi	18,810	506

		907

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Sanofi-Aventis	12,737	738

Real Estate 0.2%
Fonciere des Regions	929	51
Gecina S.A.	630	34
Klepierre	2,024	45
Unibail-Rodamco	1,086	162

		292

Retailing 0.1%
PPR	3,455	265

Software & Services 0.1%
Atos Origin S.A.	1,799	56
Cap Gemini S.A. *	2,842	106

		162

Technology Hardware & Equipment 0.2%
Alcatel-Lucent *	122,950	311

Telecommunication Services 0.5%
France Telecom S.A.	39,414	875

Transportation 0.2%
Aeroports de Paris	1,063	61
Air France-KLM	12,468	139
Bollore	503	64
Societe des Autoroutes Paris-Rhin-Rhone	688	44

		308

Utilities 0.5%
Electricite de France	3,611	167
GDF Suez	9,683	348
Suez Environnement S.A. *	9,383	143
Veolia Environnement	11,770	323

		981

		19,227

Germany 9.3%

Automobiles & Components 1.5%
Bayerische Motoren Werke AG	13,336	462
Daimler AG — Reg’d	57,450	2,060
Volkswagen AG	1,016	321

		2,843

Banks 0.4%
Commerzbank AG	78,822	536
Deutsche Postbank AG	4,467	96
Hypo Real Estate Holding AG	72,649	134

		766
6     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Capital Goods 0.8%
BayWa AG	1,800	45
Bilfinger Berger AG	900	43
GEA Group AG	2,400	32
Heidelberger Druckmaschinen AG	8,248	60
Hochtief AG	2,800	137
MAN AG	3,038	188
Rheinmetall AG	900	38
Siemens AG — Reg’d	13,944	937
Tognum AG	3,400	42

		1,522

Consumer Durables & Apparel 0.1%
Adidas AG	2,705	102

Consumer Services 0.1%
TUI AG	21,434	236

Diversified Financials 1.1%
Deutsche Bank AG — Reg’d	36,534	1,949
Deutsche Boerse AG	1,370	101

		2,050

Food & Staples Retailing 0.2%
Metro AG	6,875	292

Food, Beverage & Tobacco 0.0%
Suedzucker AG	3,484	67

Health Care Equipment & Services 0.1%
Celesio AG	5,723	127
Fresenius Medical Care AG & Co. KGaA	1,884	73
Fresenius SE	318	13

		213

Household & Personal Products 0.1%
Beiersdorf AG	1,600	66
Henkel AG & Co. KGaA	2,423	60

		126

Insurance 1.2%
Allianz SE — Reg’d	16,381	1,512
AMB Generali Holding AG	273	22
Hannover Rueckversicherung AG — Reg’d	1,995	65
Muenchener Rueckversicherungs-Gesellschaft AG — Reg’d	4,112	568

		2,167

Materials 1.0%
BASF SE *	21,182	799
HeidelbergCement AG	1,055	44
K&S AG	1,100	66
Lanxess	2,777	60
Linde AG	2,168	173
Salzgitter AG	1,148	82
ThyssenKrupp AG	21,765	466
Wacker Chemie AG	800	83

		1,773

Media 0.0%
Axel Springer AG	500	36

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Bayer AG *	7,658	381
Merck KGaA	1,740	156

		537

Retailing 0.1%
Arcandor AG *	61,068	145

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG *	132,107	351

Software & Services 0.1%
SAP AG	5,652	217

Telecommunication Services 0.5%
Deutsche Telekom AG — Reg’d.	82,968	1,003

Transportation 0.5%
Deutsche Lufthansa AG — Reg’d	17,293	221
Deutsche Post AG — Reg’d	45,887	529
Fraport AG	1,734	70

		820

Utilities 1.0%
E.ON AG	41,405	1,400
RWE AG	6,788	490

		1,890

		17,156

Greece 0.6%

Banks 0.3%
Alpha Bank A.E. *	15,700	153
EFG Eurobank Ergasias	17,386	137
National Bank of Greece S.A.	11,595	241
Piraeus Bank S.A. *	10,622	97

		628

Consumer Services 0.1%
OPAP S.A.	3,096	95

Diversified Financials 0.0%
Marfin Financial Group S.A. *	11,443	49

Energy 0.0%
Hellenic Petroleum S.A.	8,025	78
See financial notes.     7

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Food, Beverage & Tobacco 0.0%
Coca-Cola Hellenic Bottling Co., S.A.	5,067	81

Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A. (OTE)	7,275	111

Utilities 0.1%
Public Power Corp. S.A.	5,333	103

		1,145

Hong Kong 1.6%

Banks 0.2%
BOC Hong Kong (Holdings) Ltd.	83,500	118
Hang Seng Bank Ltd.	8,200	91
The Bank of East Asia Ltd.	28,270	67

		276

Capital Goods 0.2%
Citic Pacific Ltd.	31,000	45
Hutchison Whampoa Ltd.	61,000	359
NWS Holdings Ltd.	9,000	18

		422

Consumer Services 0.0%
SJM Holdings Ltd. *	109,000	32

Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	5,000	58

Energy 0.1%
CNOOC Ltd.	108,100	121

Materials 0.0%
Fosun International	50,500	18

Real Estate 0.6%
Cheung Kong (Holdings) Ltd.	20,500	211
China Overseas Land & Investment Ltd.	14,000	24
Hang Lung Group Ltd.	14,000	51
Hang Lung Properties Ltd.	22,000	62
Henderson Land Development Co., Ltd.	16,569	77
New World Development Co., Ltd.	67,000	88
Sino Land Co., Ltd.	42,000	53
Sun Hung Kai Properties Ltd.	23,600	244
Swire Pacific Ltd., Class A	21,500	168
The Link REIT	26,000	51
The Wharf (Holdings) Ltd.	26,000	86

		1,115

Retailing 0.0%
China Resources Enterprise Ltd.	22,000	39

Technology Hardware & Equipment 0.0%
Lenovo Group Ltd.	218,000	59

Telecommunication Services 0.2%
China Mobile Ltd.	33,500	290
China Unicom (Hong Kong) Ltd.	70,056	81
PCCW Ltd.	80,000	36

		407

Transportation 0.1%
Cathay Pacific Airways Ltd.	43,800	51
China Merchants Holdings International Co., Ltd.	12,000	28
MTR Corp., Ltd.	17,500	44

		123

Utilities 0.2%
China Resources Power Holdings Co., Ltd.	5,000	11
CLP Holdings Ltd.	16,500	111
Hong Kong & China Gas Co., Ltd.	29,290	55
Hongkong Electric Holdings Ltd.	13,000	77

		254

		2,924

Ireland 1.1%

Banks 0.6%
Allied Irish Banks plc	384,529	470
Anglo Irish Bank Corp. plc (a)(b)	9,106	—
The Governor and Company of the Bank of Ireland	655,279	653

		1,123

Food, Beverage & Tobacco 0.0%
Kerry Group plc, Class A	1,700	35

Insurance 0.1%
Irish Life & Permanent plc	84,632	214

Materials 0.2%
CRH plc	10,813	281
Smurfit Kappa Group plc	33,518	98

		379

Media 0.1%
WPP plc	29,961	205

Transportation 0.1%
Ryanair Holdings plc *	13,257	57

		2,013
8     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Israel 0.2%

Banks 0.1%
Bank Hapoalim B.M. *	21,037	48
Bank Leumi Le-israel	18,794	47
Israel Discount Bank	21,627	20

		115

Capital Goods 0.1%
Delek Group Ltd.	238	22
Discount Investment Corp. — Reg’d	1,886	26
IDB Holding Corp., Ltd.	1,361	24

		72

Energy 0.0%
Oil Refineries Ltd.	103,999	38

Materials 0.0%
Israel Chemicals Ltd.	2,811	23
The Israel Corp., Ltd.	71	30

		53

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Teva Pharmaceutical Industries Ltd.	1,323	58

Real Estate 0.0%
Delek Real Estate Ltd. *	2,094	2

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	14,420	23
Cellcom Israel Ltd.	980	22

		45

		383

Italy 5.1%

Automobiles & Components 0.4%
Fiat S.p.A. *	60,168	588
Pirelli & C. S.p.A.	272,860	106

		694

Banks 1.9%
Banca Carige S.p.A. (Cassa di Risparmio di Genova e Imperia)	14,182	52
Banca Monte dei Paschi di Siena S.p.A.	74,383	119
Banca Popolare di Milano Scarl	18,882	110
Banco Popolare Societa Cooperativa	45,345	298
Intesa Sanpaolo S.p.A. *	272,223	867
UniCredit S.p.A. *	745,636	1,815
Unione di Banche Italiane S.c.p.A.	16,309	225

		3,486

Capital Goods 0.1%
C.I.R. S.p.A. — Compagnie Industriali Riunite	35,788	47
Finmeccanica S.p.A.	7,705	108
Prysmian S.p.A.	4,075	50

		205

Consumer Durables & Apparel 0.0%
Benetton Group S.p.A.	3,285	26
Luxottica Group S.p.A.	1,686	31

		57

Consumer Services 0.0%
Autogrill S.p.A.	4,145	31
Lottomatica S.p.A. *	2,218	46

		77

Diversified Financials 0.1%
Exor S.p.A. *	3,580	46
Mediobanca S.p.A.	8,339	96

		142

Energy 0.8%
Eni S.p.A.	57,930	1,243
ERG S.p.A.	2,182	34
Saipem S.p.A.	4,086	87
Saras S.p.A.	8,859	26

		1,390

Food, Beverage & Tobacco 0.0%
Parmalat S.p.A.	26,039	52

Insurance 0.6%
Alleanza Assicurazioni S.p.A.	12,419	83
Assicurazioni Generali S.p.A.	35,309	718
Fondiaria — Sai S.p.A.	6,426	107
Mediolanum S.p.A	3,904	18
Milano Assicurazioni S.p.A.	10,265	31
Premafin Finanziaria S.p.A.	39,187	50
Societa Cattolica di Assicurazioni S.c.r.l.	1,740	56
Unipol Gruppo Finanziario S.p.A.	36,896	46

		1,109

Materials 0.1%
Buzzi Unicem S.p.A.	2,848	42
Italcementi S.p.A.	2,709	32
Italcementi S.p.A. — RNC	5,810	37
Italmobiliare S.p.A.	2,456	60

		171
See financial notes.     9

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Media 0.1%
Mediaset S.p.A.	22,261	125
Telecom Italia Media S.p.A. *	493,493	56

		181

Telecommunication Services 0.4%
Telecom Italia S.p.A.	466,397	590
Telecom Italia S.p.A. — RNC	210,229	188

		778

Transportation 0.1%
Atlantia S.p.A.	7,411	131

Utilities 0.5%
A2A S.p.A.	23,169	38
Edison S.p.A.	17,051	21
Enel S.p.A.	133,629	724
Hera S.p.A.	10,337	21
Snam Rete Gas S.p.A.	11,759	47
Terna — Rete Elettrica Nationale S.p.A.	21,247	68

		919

		9,392

Japan 15.6%

Automobiles & Components 2.4%
Aisin Seiki	4,900	101
Bridgestone Corp.	11,800	176
Calsonic Kansei Corp.	14,000	26
Daihatsu Motor Co., Ltd.	4,000	36
Denso Corp.	7,500	177
Fuji Heavy Industries Ltd.	22,000	89
Honda Motor Co., Ltd.	22,600	662
Isuzu Motors Ltd.	68,000	114
Mazda Motor Corp.	56,000	140
Mitsubishi Motors Corp. *	68,000	104
NGK Spark Plug Co., Ltd.	3,000	29
Nissan Motors Co., Ltd.	121,800	636
Nok Corp.	3,600	42
Sumitomo Rubber Industries Ltd.	3,400	23
Suzuki Motor Corp.	7,700	145
Takata Corp.	3,000	35
Toyoda Gosei Co., Ltd.	1,200	24
Toyota Auto Body Co., Ltd.	900	14
Toyota Boshoku Corp.	2,000	25
Toyota Industries Corp.	2,900	77
Toyota Motor Corp.	43,600	1,726
Yamaha Motor Co., Ltd.	5,700	60

		4,461

Banks 1.2%
Aozora Bank Ltd. *	20,000	25
Chuo Mitsui Trust Holdings, Inc.	21,000	69
Fukuoka Financial Group, Inc.	12,000	37
Hokuhoku Financial Group, Inc.	19,000	33
Mitsubishi UFJ Financial Group, Inc.	135,734	740
Mizuho Financial Group, Inc.	174,616	368
Mizuho Trust & Banking Co., Ltd. *	14,000	15
Resona Holdings, Inc.	2,058	28
Sapporo Hokuyo Holdings, Inc. *	12,933	37
Shinsei Bank Ltd. *	55,000	72
Sumitomo Mitsui Financial Group, Inc.	13,310	462
The Bank of Kyoto Ltd.	4,000	32
The Bank of Yokohama Ltd.	11,000	47
The Chiba Bank Ltd.	8,000	40
The Gunma Bank Ltd.	4,000	20
The Hachijuni Bank Ltd.	6,000	35
The Joyo Bank Ltd.	7,000	32
The Shizuoka Bank Ltd.	5,000	45
The Sumitomo Trust & Banking Co., Ltd.	25,000	105

		2,242

Capital Goods 2.1%
Amada Co., Ltd.	7,000	43
Asahi Glass Co., Ltd.	25,000	149
Daikin Industries Ltd.	2,400	65
Fanuc Ltd.	1,000	72
Fuji Electric Holdings Co., Ltd.	40,000	69
Fujikura Ltd.	14,000	48
Hankyu Hanshin Holdings, Inc.	11,000	51
Hanwa Co., Ltd.	16,000	45
Hino Motors Ltd.	15,000	43
Hitachi Construction Machinery Co., Ltd.	1,800	25
IHI Corp. *	46,000	70
Itochu Corp.	27,000	145
JFE Shoji Holdings, Inc.	8,000	23
JS Group Corp.	5,300	64
JTEKT Corp.	9,200	89
Kajima Corp.	28,000	81
Kanematsu Corp. *	47,000	37
Kawasaki Heavy Industries Ltd.	33,000	71
Kinden Corp.	4,000	33
Komatsu Ltd.	11,900	148
Kubota Corp.	10,000	60
Marubeni Corp.	42,000	153
Matsushita Electric Works Ltd.	5,000	41
Mitsubishi Corp.	22,600	348
Mitsubishi Electric Corp.	39,000	208
Mitsubishi Heavy Industries Ltd.	58,000	190
Mitsui & Co., Ltd.	25,000	265
10     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Nagase & Co., Ltd.	2,000	15
NEC Leasing Ltd.	2,500	20
NGK Insulators Ltd.	2,000	31
Nippon Sheet Glass Co., Ltd.	18,000	51
Nippon Steel Trading Co., Ltd.	15,000	20
NSK Ltd.	12,000	53
NTN Corp.	15,000	50
Obayashi Corp.	14,000	69
Shimizu Corp.	15,000	72
SMC Corp.	500	49
Sojitz Corp.	152,000	236
Sumikin Bussan Corp.	10,000	20
Sumitomo Corp.	18,300	159
Sumitomo Electric Industries Ltd.	14,300	139
Sumitomo Heavy Industries Ltd.	12,000	50
Taisei Corp.	33,000	72
The Furukawa Electric Co., Ltd.	15,000	45
Toto Ltd.	8,000	40
Toyota Tsusho Corp.	8,700	103

		3,930

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	12,000	127
Secom Co., Ltd.	1,600	59
Toppan Printing Co., Ltd.	15,000	114

		300

Consumer Durables & Apparel 1.2%
Casio Computer Co., Ltd.	4,500	34
Chofu Seisakusho Co., Ltd.	4,000	74
HASEKO Corp. *	99,000	62
Makita Corp.	1,800	42
NAMCO BANDAI Holdings, Inc.	3,000	30
Nikon Corp.	5,000	66
Panasonic Corp.	43,000	630
Pioneer Corp. *	30,700	98
Sankyo Co., Ltd.	500	25
Sanyo Electric Co., Ltd. *	50,000	83
Sega Sammy Holdings, Inc.	3,200	29
Sekisui Chemical Co., Ltd.	10,000	52
Sekisui House Ltd.	12,000	104
Sharp Corp.	21,000	221
Sony Corp.	25,500	663
Sumitomo Forestry Co., Ltd.	5,000	34
Yamaha Corp.	4,200	48

		2,295

Consumer Services 0.0%
Oriental Land Co., Ltd.	300	19

Diversified Financials 0.7%
Acom Co., Ltd.	1,020	25
Aiful Corp.	29,850	59
Century Leasing System, Inc.	6,150	38
Credit Saison Co., Ltd.	7,300	82
Daiwa Securities Group, Inc.	27,000	141
Fuyo General Lease Co., Ltd.	3,000	51
Hitachi Capital Corp.	4,000	44
IBJ Leasing Co., Ltd.	4,000	41
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,420	56
Nomura Holdings, Inc.	47,900	289
ORIX Corp.	6,100	286
Promise Co., Ltd.	3,800	50
Ricoh Leasing Co., Ltd.	2,000	30
Takefuji Corp.	9,900	53

		1,245

Energy 0.4%
Cosmo Oil Co., Ltd.	32,000	91
Idemitsu Kosan Co., Ltd.	1,000	74
Inpex Corp.	9	57
Nippon Mining Holdings, Inc.	33,000	150
Nippon Oil Corp.	45,000	234
Showa Shell Sekiyu K.K.	4,000	35
TonenGeneral Sekiyu K.K.	7,000	67

		708

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	26,500	208
Lawson, Inc.	700	27
Ryoshoku Ltd.	600	12
Seven & I Holdings Co., Ltd.	11,000	249
Uny Co., Ltd.	6,000	44

		540

Food, Beverage & Tobacco 0.3%
Ajinomoto Co., Inc.	9,000	66
Asahi Breweries Ltd.	5,600	70
Japan Tobacco, Inc.	70	176
Kirin Holdings Co., Ltd.	11,000	121
MEIJI Holdings Co., Ltd. *	936	29
Nippon Meat Packers, Inc.	4,000	41
Nisshin Seifun Group, Inc.	3,000	31
Yamazaki Baking Co., Ltd.	2,000	20

		554

Health Care Equipment & Services 0.1%
Alfresa Holdings Corp.	1,100	43
Mediceo Paltac Holdings Co., Ltd.	5,800	59
Olympus Corp.	3,500	57
Suzuken Co., Ltd.	1,100	27
Terumo Corp.	800	30

		216
See financial notes.     11

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Household & Personal Products 0.1%
Kao Corp.	5,000	93
Shiseido Co., Ltd.	3,000	53

		146

Insurance 0.3%
Aioi Insurance Co., Ltd.	12,000	53
NIPPONKOA Insurance Co., Ltd.	7,000	38
Sompo Japan Insurance, Inc.	20,000	120
T&D Holdings, Inc.	4,500	134
Tokio Marine Holdings, Inc.	7,800	206

		551

Materials 1.4%
Asahi Kasei Corp.	26,000	104
DIC Corp.	31,000	51
Hitachi Chemical Co., Ltd.	3,000	40
Hitachi Metals Ltd.	3,000	24
JFE Holdings, Inc.	10,400	284
JSR Corp.	3,100	38
Kaneka Corp.	4,000	23
Kobe Steel Ltd.	82,000	135
Kuraray Co., Ltd.	5,000	43
Mitsubishi Chemical Holdings Corp.	36,000	137
Mitsubishi Gas Chemical Co., Inc.	9,000	42
Mitsubishi Materials Corp.	25,000	72
Mitsubishi Rayon Co., Ltd.	16,000	33
Mitsui Chemicals, Inc.	33,000	99
Mitsui Mining & Smelting Co., Ltd. *	23,000	45
Nippon Paper Group, Inc.	2,743	78
Nippon Steel Corp.	99,000	333
Nisshin Steel Co., Ltd.	29,000	56
Nitto Denko Corp.	2,300	54
Oji Paper Co., Ltd.	19,000	82
Shin-Etsu Chemical Co., Ltd.	2,800	136
Showa Denko K.K.	35,000	53
Sumitomo Chemical Co., Ltd.	32,000	126
Sumitomo Metal Industries Ltd.	63,000	148
Sumitomo Metal Mining Co., Ltd.	7,000	78
Taiheiyo Cement Corp.	30,000	53
Teijin Ltd.	30,000	77
Toray Industries, Inc.	20,000	88
Tosoh Corp.	22,000	50
Toyo Seikan Kaisha Ltd.	3,500	58
Ube Industries Ltd.	22,000	41

		2,681

Media 0.1%
Dentsu, Inc.	3,601	67
Fuji Television Network, Inc.	10	11
Hakuhodo Dy Holdings, Inc.	1,000	46
Nippon Television Network Corp.	90	8
Tokyo Broadcasting System, Inc.	500	7

		139

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Astellas Pharma, Inc.	3,000	98
Chugai Pharmaceutical Co., Ltd.	1,300	24
Daiichi Sankyo Co., Ltd.	6,700	112
Eisai Co., Ltd.	2,100	56
Mitsubishi Tanabe Pharma Corp.	1,000	9
Ono Pharmaceutical Co., Ltd.	800	34
Taisho Pharmaceutical Co., Ltd.	2,000	37
Takeda Pharmaceutical Co., Ltd.	5,300	188

		558

Real Estate 0.3%
Daito Trust Construction Co., Ltd.	1,400	59
Daiwa House Industry Co., Ltd.	11,000	96
Leopalace21 Corp.	5,900	43
Mitsubishi Estate Co., Ltd.	9,000	118
Mitsui Fudosan Co., Ltd.	10,000	126
Nomura Real Estate Holdings, Inc.	1,000	16
Sumitomo Realty & Development Co., Ltd.	5,500	66
Tokyu Land Corp.	12,000	40

		564

Retailing 0.2%
Canon Marketing Japan, Inc.	1,900	23
Fast Retailing Co., Ltd.	200	21
J. Front Retailing Co., Ltd.	13,000	54
Marui Group Co., Ltd.	7,300	40
Takashimaya Co., Ltd.	9,000	56
The Daiei, Inc. *	20,650	80
Yamada Denki Co., Ltd.	1,450	67

		341

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	2,300	36
Elpida Memory, Inc. *	6,500	70
NEC Electronics Corp. *	2,000	21
Rohm Co., Ltd.	1,400	86
Sumco Corp.	1,600	24
Tokyo Electron Ltd.	1,600	73

		310

Software & Services 0.1%
Nintendo Co., Ltd.	430	116
NTT Data Corp.	16	42
Yahoo! Japan Corp.	37	9

		167
12     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Technology Hardware & Equipment 1.7%
Alps Electric Co., Ltd.	11,100	59
Brother Industries Ltd.	5,000	41
Canon, Inc.	16,900	506
Citizen Holdings Co., Ltd.	7,800	36
FUJIFILM Holdings Corp.	9,300	239
Fujitsu Ltd.	59,000	253
Hitachi High-Technologies Corp.	1,200	17
Hitachi Ltd.	158,000	552
Hoya Corp.	2,700	47
Ibiden Co., Ltd.	1,300	38
Keyence Corp.	230	40
Konica Minolta Holdings, Inc.	7,000	58
Kyocera Corp.	2,100	163
Murata Manufacturing Co., Ltd.	2,000	81
NEC Corp. *	77,000	256
Nidec Corp.	400	22
Nippon Electric Glass Co., Ltd.	4,000	32
Oki Electric Industry Co., Ltd. *	53,000	50
OMRON Corp.	4,200	63
Ricoh Co., Ltd.	10,000	124
Seiko Epson Corp.	5,900	83
Tdk Corp.	2,100	96
Toshiba Corp.	104,000	357

		3,213

Telecommunication Services 0.5%
KDDI Corp.	43	193
Nippon Telegraph & Telephone Corp.	9,804	370
NTT DoCoMo, Inc.	185	258
SOFTBANK Corp.	4,600	73

		894

Transportation 0.7%
All Nippon Airways Co., Ltd.	9,000	33
Central Japan Railway Co.	25	148
East Japan Railway Co.	3,718	209
Japan Airlines Corp. *	20,000	39
Kawasaki Kisen Kaisha Ltd.	17,000	64
Keio Corp.	6,000	34
Kintetsu Corp.	13,000	57
Mitsui O.S.K. Lines Ltd.	19,000	109
Nagoya Railroad Co., Ltd.	14,000	42
Nippon Express Co., Ltd.	27,000	96
Nippon Yusen Kabushiki Kaisha	25,000	102
Odakyu Electric Railway Co., Ltd.	5,000	41
Tobu Railway Co., Ltd.	8,000	42
Tokyu Corp.	15,000	64
West Japan Railway Co.	24	74
Yamato Holdings Co., Ltd.	6,000	67

		1,221

Utilities 0.8%
Chubu Electric Power Co., Inc.	8,700	191
Electric Power Development Co., Ltd.	2,200	64
Hokkaido Electric Power Co., Inc.	2,900	53
Hokuriku Electric Power Co.	2,100	47
Kyushu Electric Power Co., Inc.	5,900	122
Osaka Gas Co., Ltd.	21,000	66
Shikoku Electric Power Co., Inc.	2,000	55
The Chugoku Electric Power Co., Inc.	3,700	75
The Kansai Electric Power Co., Inc.	10,000	204
The Tokyo Electric Power Co., Inc.	14,600	342
Tohoku Electric Power Co., Inc.	5,900	123
Tokyo Gas Co., Ltd.	25,000	95

		1,437

		28,732

Luxembourg 0.4%

Materials 0.3%
ArcelorMittal N.V.	25,930	607

Media 0.1%
RTL Group	268	11
SES FDR	2,866	52

		63

		670

Netherlands 4.2%

Capital Goods 0.2%
European Aeronautic Defence & Space Co.	9,415	136
Koninklijke (Royal) Philips Electronics N.V.	12,766	230
Koninklijke BAM Groep N.V.	6,291	62

		428

Commercial & Professional Supplies 0.0%
Randstad Holding N.V.	3,448	79

Consumer Durables & Apparel 0.0%
Hunter Douglas N.V.	1,248	31

Diversified Financials 2.4%
ING Groep N.V. CVA	463,834	4,228
SNS Reaal	16,398	92

		4,320

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	17,261	189
See financial notes.     13

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Food, Beverage & Tobacco 0.5%
Heineken Holding N.V.	4,820	114
Heineken N.V.	5,332	158
Unilever N.V.	29,440	583

		855

Insurance 0.3%
Aegon N.V.	94,652	476

Materials 0.3%
Akzo Nobel N.V.	5,363	224
James Hardie Industries N.V. CDI	66,118	221
Koninklijke DSM N.V.	4,622	144

		589

Media 0.1%
Reed Elsevier N.V.	3,061	33
Wolters Kluwer N.V.	3,329	55

		88

Real Estate 0.0%
Corio N.V.	1,327	59

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	3,841	80
STMicroelectronics N.V.	25,756	170

		250

Telecommunication Services 0.1%
Koninklijke (Royal) KPN N.V.	20,934	252

Transportation 0.1%
TNT N.V.	7,902	146

		7,762

New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	14,403	54
Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	75,687	121

		175

Norway 0.8%

Banks 0.1%
DnB NOR A.S.A.	36,841	229

Capital Goods 0.1%
Orkla A.S.A.	16,814	120

Energy 0.3%
Aker A.S.A., Class A	1,479	29
Aker Solutions A.S.A.	8,510	51
StatoilHydro A.S.A.	20,864	389

		469

Insurance 0.0%
Storebrand A.S.A. *	14,900	54

Materials 0.2%
Norsk Hydro A.S.A.	78,201	345
Norske Skogindustrier A.S.A. *	25,482	59
Yara International A.S.A.	2,300	62

		466

Telecommunication Services 0.1%
Telenor A.S.A. *	21,384	133

Transportation 0.0%
Wilh. Wilhelmsen A.S.A., Class A	1,381	18

Utilities 0.0%
Hafslund A.S.A., B Shares	2,031	20

		1,509

Portugal 0.3%

Banks 0.1%
Banco BPI S.A. — Reg’d	9,349	22
Banco Comercial Portugues S.A. — Reg’d	84,884	79
Banco Espirito Santo, S.A. Reg’d	7,936	39

		140

Capital Goods 0.0%
Sonae	40,238	34

Energy 0.0%
Galp Energia SGPS S.A., B Shares	3,234	43

Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	4,675	26

Materials 0.0%
CIMPOR-Cimentos de Portugal, SGPS, S.A.	3,549	21

Telecommunication Services 0.1%
Portugal Telecom SGPS S.A. — Reg’d	15,202	116

Transportation 0.0%
Brisa — Private Shares	6,689	46

Utilities 0.1%
EDP — Energias de Portugal S.A.	44,280	161
14     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Redes Energeticas Nacionais S.A.	3,153	13

		174

		600

Republic of Korea 0.0%

Transportation 0.0%
STX Pan Ocean Co., Ltd.	4,600	40

Singapore 0.6%

Banks 0.2%
DBS Group Holdings Ltd.	24,056	153
Oversea-Chinese Banking Corp., Ltd.	31,897	126
United Overseas Bank Ltd.	18,238	140

		419

Capital Goods 0.1%
Fraser & Neave Ltd.	27,000	48
Keppel Corp., Ltd.	18,000	72
SembCorp Industries Ltd.	15,000	27
Singapore Technologies Engineering Ltd.	15,100	26

		173

Energy 0.0%
Singapore Petroleum Co., Ltd.	20,000	45

Food, Beverage & Tobacco 0.0%
Wilmar International Ltd.	8,166	20

Media 0.0%
Singapore Press Holdings Ltd.	22,000	43

Real Estate 0.1%
Capitaland Ltd.	37,000	68
City Developments Ltd.	9,000	39

		107

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	3,000	29

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	83,486	143

Transportation 0.1%
Neptune Orient Lines Ltd.	35,146	31
Singapore Airlines Ltd.	12,270	88

		119

		1,098

Spain 3.6%

Banks 1.5%
Banco Bilbao Vizcaya Argentaria S.A.	87,367	947
Banco de Sabadell S.A.	15,821	91
Banco Espanol de Credito S.A.	2,078	22
Banco Popular Espanol S.A.	22,735	187
Banco Santander S.A.	162,465	1,563

		2,810

Capital Goods 0.3%
ACS, Actividades de Construccion y Servicios S.A.	3,431	171
Fomento de Construcciones y Contratas S.A. (FCC)	3,544	127
Grupo Ferrovial S.A.	4,513	131
Sacyr Vallehermoso S.A.	9,219	95

		524

Diversified Financials 0.0%
Criteria Caixacorp S.A.	19,933	75

Energy 0.4%
Compania Espanola de Petroleos S.A.	305	12
Repsol YPF S.A.	34,572	657

		669

Insurance 0.1%
Mapfre S.A.	47,797	136

Materials 0.1%
Acerinox S.A.	5,038	77

Media 0.0%
Gestevision Telecinco S.A.	5,957	56

Real Estate 0.0%
Inmobiliaria Colonial S.A. *	172,689	34

Retailing 0.1%
Industria de Diseno Textil S.A.	3,410	145

Telecommunication Services 0.5%
Telefonica S.A.	45,817	868

Transportation 0.1%
Abertis Infraestructuras S.A.	6,570	118
Iberia Lineas Aereas de Espana S.A.	50,963	95

		213

Utilities 0.5%
Acciona S.A.	850	87
See financial notes.     15

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Enagas	1,718	30
Gas Natural SDG S.A.	14,200	225
Iberdrola Renovables S.A. *	26,940	109
Iberdrola S.A.	57,660	454
Red Electrica Corporacion S.A.	1,254	53

		958

		6,565

Sweden 2.8%

Banks 0.9%
Nordea Bank AB	101,135	752
Skandinaviska Enskilda Banken AB, A Shares *	109,370	425
Svenska Handelsbanken AB, A Shares	13,273	231
Swedbank AB, A Shares *	47,742	269

		1,677

Capital Goods 0.7%
AB SKF, B Shares	9,944	109
Assa Abloy AB, B Shares	6,335	75
Atlas Copco AB, A Shares	8,132	76
Atlas Copco AB, B Shares	4,600	38
NCC AB, B Shares	8,557	75
Sandvik AB	21,229	139
Scania AB, B Shares	14,350	152
Skanska AB, B Shares	14,317	155
Volvo AB, A Shares	22,303	146
Volvo AB, B Shares	47,750	311

		1,276

Commercial & Professional Supplies 0.0%
Securitas AB, B Shares *	9,000	75

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares *	15,847	178
Husqvarna AB, B Shares *	11,100	55

		233

Diversified Financials 0.2%
Industrivarden AB, A Shares *	8,000	72
Investor AB, B Shares	12,110	175
Kinnevik Investment AB, B Shares	5,966	58
L E Lundbergforetagen AB, B Shares	1,524	58

		363

Materials 0.3%
Boliden AB	13,800	87
Holmen AB, B Shares	2,800	62
SSAB Svenskt Stal AB, A Shares	6,700	64
Svenska Cellulosa AB, B Shares	24,100	232

		445

Retailing 0.1%
Hennes & Mauritz AB, B Shares	5,519	246

Technology Hardware & Equipment 0.2%
Telefonaktiebolaget LM Ericsson, B Shares	35,582	302

Telecommunication Services 0.2%
Tele2 AB, B Shares	8,400	79
TeliaSonera AB	70,966	333

		412

Transportation 0.1%
SAS AB *	277,499	128

		5,157

Switzerland 4.5%

Capital Goods 0.1%
ABB Ltd. — Reg’d *	14,406	204
Schindler Holding AG — Reg’d	441	23

		227

Commercial & Professional Supplies 0.1%
Adecco S.A. — Reg’d	4,071	160
SGS S.A. — Reg’d	42	47

		207

Consumer Durables & Apparel 0.1%
Compagnie Financiere Richemont S.A., Series A	8,928	160
Swatch Group AG	315	44

		204

Diversified Financials 1.4%
Credit Suisse Group AG — Reg’d	29,767	1,163
Julius Baer Holding AG — Reg’d	2,523	83
Pargesa Holding S.A.	1,786	113
UBS AG — Reg’d *	81,866	1,124

		2,483

Energy 0.0%
Petroplus Holdings AG *	3,389	58

Food, Beverage & Tobacco 0.5%
Nestle S.A. — Reg’d	29,759	970

Insurance 1.0%
Baloise Holding AG, Class R	1,166	86
Helvetia Holding AG — Reg’d	242	63
Swiss Life Holding — Reg’d *	3,465	268
Swiss Re — Reg’d	30,267	718
16     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Zurich Financial Services AG — Reg’d	4,127	767

		1,902

Materials 0.3%
Clariant AG — Reg’d *	14,283	81
Givaudan S.A. — Reg’d	58	37
Holcim Ltd. — Reg’d	6,524	331
Syngenta AG — Reg’d	447	95

		544

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Novartis AG — Reg’d	22,028	834
Roche Holding AG	5,006	631

		1,465

Telecommunication Services 0.1%
Swisscom AG — Reg’d	503	131

Transportation 0.1%
Kuehne & Nagel International AG — Reg’d	1,110	83
Panalpina Welttransport Holding AG — Reg’d	785	43

		126

Utilities 0.0%
BKW FMB Energie AG	618	43

		8,360

United Kingdom 20.8%

Automobiles & Components 0.0%
GKN plc	51,107	90

Banks 4.8%
Barclays plc	711,012	2,887
Bradford & Bingley plc (a)(b)	87,225	—
HSBC Holdings plc	458,178	3,258
Lloyds TSB Group plc	535,789	869
Northern Rock plc (a)(b)	4,722	—
Royal Bank of Scotland Group plc *	2,019,851	1,233
Standard Chartered plc	34,223	529

		8,776

Capital Goods 0.7%
BAE Systems plc	39,253	207
Balfour Beatty plc	9,237	46
Bunzl plc	4,353	35
Invensys plc *	15,389	45
Rolls-Royce Group plc *	24,672	122
Rolls-Royce Group plc, C Shares (a)(b) *	2,116,857	3
Rolls-Royce Group plc, C Shares (a)(b)	1,821,476	—
Smiths Group plc	4,967	54
Tomkins plc	39,315	100
Travis Perkins plc	8,135	84
Wolseley plc *	29,398	527

		1,223

Commercial & Professional Supplies 0.1%
Experian plc	10,245	67
G4S plc	16,594	46
Rentokil Initial plc	77,797	75

		188

Consumer Durables & Apparel 0.2%
Barratt Developments plc *	53,932	110
Persimmon plc	13,108	73
Taylor Wimpey plc	302,623	199

		382

Consumer Services 1.0%
Carnival plc	16,988	467
Compass Group plc	29,426	140
Enterprise Inns plc	64,565	155
InterContinental Hotels Group plc	8,941	85
Ladbrokes plc	69,523	240
Mitchells & Butlers plc	22,322	92
Punch Taverns plc	76,385	173
Rank Group plc *	38,680	38
Thomas Cook Group plc	26,071	101
Tui Travel plc	49,969	186
Whitbread plc	5,317	73
William Hill plc	11,476	37

		1,787

Diversified Financials 0.3%
3i Group plc	26,192	123
Henderson Group plc	29,046	38
HSBC Infrastructure Co., Ltd.	67,846	118
ICAP plc	12,313	67
Investec plc	18,257	88
London Stock Exchange Group plc	4,573	50
Man Group plc	31,909	118
Schroders plc	2,638	32

		634

Energy 3.7%
AMEC plc	4,784	44
BG Group plc	14,682	234
BP plc	401,219	2,835
Royal Dutch Shell plc, Class A	90,750	2,089
See financial notes.     17

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Royal Dutch Shell plc, Class B	69,503	1,573

		6,775

Food & Staples Retailing 0.5%
J Sainsbury plc	40,924	198
Tesco plc	133,669	662
William Morrison Supermarkets plc	35,856	130

		990

Food, Beverage & Tobacco 1.3%
Associated British Foods plc	12,823	135
British American Tobacco plc	17,719	427
British American Tobacco plc	2,254	55
Cadbury plc	20,285	152
Diageo plc	23,827	284
Imperial Tobacco Group plc	8,674	198
Premier Foods plc	249,760	132
SABMiller plc	15,389	258
Tate & Lyle plc	14,942	61
Unilever plc	36,465	710

		2,412

Health Care Equipment & Services 0.0%
Smith & Nephew plc	6,641	47

Household & Personal Products 0.1%
Reckitt Benckiser Group plc	3,109	122

Insurance 1.3%
Amlin plc	6,027	32
Aviva plc	158,633	731
Friends Provident plc	91,862	87
Legal & General Group plc	428,290	364
Old Mutual plc	367,691	366
Prudential plc	103,057	592
RSA Insurance Group plc	54,675	105
Standard Life plc	61,981	172

		2,449

Materials 2.1%
Anglo American plc	32,636	702
Antofagasta plc	13,884	119
BHP Billiton plc	53,199	1,104
Eurasian Natural Resources Corp.	5,688	49
Johnson Matthey plc	4,969	88
Kazakhmys plc	10,273	80
Lonmin plc	1,794	38
Mondi plc	40,110	104
Rexam plc	16,904	78
Rio Tinto plc	19,407	789
Vedanta Resources plc	7,751	121
Xstrata plc *	70,409	621

		3,893

Media 0.5%
Aegis Group plc	29,172	39
British Sky Broadcasting Group plc	13,537	96
Daily Mail & General Trust plc	13,862	67
ITV plc	246,623	116
Pearson plc	11,489	119
Reed Elsevier plc	5,589	41
Thomson Reuters plc	7,306	188
United Business Media Ltd.	7,217	49
Yell Group plc	190,865	111

		826

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
AstraZeneca plc	19,012	666
GlaxoSmithKline plc	61,701	950
Shire plc	3,223	40

		1,656

Real Estate 0.4%
British Land Co. plc	24,373	154
Hammerson plc	7,551	35
Land Securities Group plc	37,638	310
Liberty International plc	11,818	69
Segro plc	530,029	186

		754

Retailing 0.6%
DSG International plc	282,057	178
Home Retail Group plc	35,665	131
Inchcape plc	824,991	191
Kesa Electricals plc	27,121	53
Kingfisher plc	108,164	295
Marks & Spencer Group plc	37,533	186
Next plc	3,000	72
The Carphone Warehouse Group plc	23,004	50

		1,156

Software & Services 0.1%
Logica plc	45,672	52
The Sage Group plc	17,747	48

		100

Telecommunication Services 1.5%
BT Group plc	457,252	630
Cable & Wireless plc	33,729	74
Vodafone Group plc	1,092,208	2,008

		2,712

Transportation 0.1%
British Airways plc	62,428	135
EasyJet plc *	8,145	38
18     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
FirstGroup plc	12,394	61

		234

Utilities 0.6%
Centrica plc	58,162	194
Drax Group plc	10,281	78
International Power plc	15,475	57
National Grid plc	34,976	291
Scottish & Southern Energy plc	11,490	187
Severn Trent plc	4,110	63
United Utilities Group plc	18,847	141

		1,011

		38,217

United States 0.0%

Health Care Equipment & Services 0.0%
Synthes, Inc.	341	35

Total Common Stock (Cost $252,216)		180,561

Other Investment Company 0.1% of net assets

Australia 0.1%
Australian Infrastructure Fund	75,431	83

Total Other Investment Company (Cost $75)		83

Preferred Stock 0.5% of net assets

Germany 0.4%

Automobiles & Components 0.3%
Porsche Automobil Holding SE	4,266	307
Volkswagen AG	3,291	209

		516

Health Care Equipment & Services 0.0%
Fresenius SE	1,716	89

Household & Personal Products 0.1%
Henkel KGaA	3,294	89

Media 0.0%
Prosiebensat.1 Media AG	21,600	63

		757

Italy 0.1%

Diversified Financials 0.1%
Istituto Finanziario Industriale S.p.A. *	9,876	81

Insurance 0.0%
Unipol Gruppo Finanziario S.p.A.	81,162	67

		148

Total Preferred Stock (Cost $1,722)		905

Rights 0.0% of net assets

Australia 0.0%
Dexus Property Group (a)	30,732	2
Onesteel Ltd. (a)	13,507	4

		6

Belgium 0.0%
Fortis (a)(b)*	25,402	—

France 0.0%
Faurecia	5,415	13

Italy 0.0%
Snam Rete Gas S.p.A. *	11,759	9

United Kingdom 0.0%
Liberty International plc (a)	3,075	4

Total Rights (Cost $31)		32

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.7% of net assets

Commercial Paper & Other Obligation 0.7%
Citibank, New York Time Deposit
0.03%, 05/01/09	1,337	1,337

Total Short-Term Investment (Cost $1,337)		1,337

End of Investments.
(All dollar amounts are x 1,000)
At 04/30/09, the tax basis cost of the fund’s investments was $279,954 and the unrealized appreciation and depreciation were $0 and ($97,036), respectively, with a net unrealized depreciation of ($97,036).
See financial notes.     19

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued
At 04/30/09, the values of certain foreign securities held by the fund aggregating $166,428 were adjusted from their closing market values following the guidelines by the fund’s Board of Trustees.

*	Non-income producing security.

(a)	Fair-valued by Management.

(b)	Illiquid security. At the period end, the value of these amounted to $3 or 0.0% of net assets.
ADR – American Depositary Receipt

CDI – CHESS Depository Interest

CVA – Dutch Certificate

FDR – Fiduciary Depositary Receipt

Reg’d – Registered

REIT – Real Estate Investment Trust
20     See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

90.6%	Common Stock	39,370	43,298
7.3%	Preferred Stock	3,310	3,475
—%	Rights	—	—
0.8%	Other Investment Company	356	373
0.6%	Short-Term Investment	278	278

99.3%	Total Investments	43,314	47,424
0.7%	Other Assets and Liabilities, Net	351

100.0%	Net Assets		47,775

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 90.6% of net assets

Argentina 0.1%

Energy 0.1%
Petrobras Energia Participaciones S.A.	69,062	45

Brazil 2.6%

Banks 0.2%
Banco do Brasil S.A.	13,900	117

Capital Goods 0.1%
Empresa Brasileira de Aeronautica S.A.	14,300	58

Energy 0.7%
Petroleo Brasileiro S.A.	18,400	310

Food, Beverage & Tobacco 0.1%
Companhia de Bebidas das Americas	400	18
Souza Cruz S.A.	1,600	34

		52

Materials 0.6%
Companhia Siderurgica Nacional S.A.	5,300	98
Companhia Vale do Rio Doce	8,800	145
Gerdau S.A.	3,200	18
Usinas Siderurgicas de Minas Gerais S.A.	2,200	30

		291

Telecommunication Services 0.3%
Brasil Telecom Participacoes S.A.	1,500	43
Tele Norte Leste Participacoes S.A.	1,500	29
Telesp — Telecomunicacoes de Sao Paulo S.A.	2,700	49
Tim Participacoes S.A. (a)*	2,900	9

		130

Utilities 0.6%
Centrais Eletricas Brasileiras S.A.	10,000	132
Companhia de Saneamento Basico do Estado de Sao Paulo	4,500	64
Companhia Energetica de Minas Gerais	505	5
CPFL Energia S.A.	2,900	44
Tractebel Energia S.A.	4,300	35

		280

		1,238

Chile 0.6%

Banks 0.1%
Banco Santander Chile S.A.	863,914	30

Capital Goods 0.1%
Empresas Copec S.A.	7,885	78

Food & Staples Retailing 0.0%
Cencosud S.A.	8,244	16

Retailing 0.1%
S.A.C.I. Falabella S.A. *	8,099	27

Utilities 0.3%
Empresa Nacional de Electricidad S.A.	69,319	89
Enersis S.A.	236,503	71

		160

		311
See financial notes.     1

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
China 19.7%

Automobiles & Components 0.1%
Dongfeng Motor Group Co., Ltd., Class H	80,000	60

Banks 4.4%
Bank of China Ltd., Class H	2,231,000	827
Bank of Communications Co., Ltd., Class H	115,000	93
China CITIC Bank, Class H	279,000	127
China Construction Bank Corp., Class H	148,000	85
China Merchants Bank Co., Ltd., Class H	79,000	141
Industrial & Commercial Bank of China Ltd., Class H	1,451,000	825

		2,098

Capital Goods 1.0%
China Communications Construction Co., Ltd., Class H	74,000	88
China International Marine Containers (Group) Co., Ltd., Class B	78,000	49
China Railway Construction Corp., Ltd., Class H *	59,000	82
China Railway Group Ltd., Class H *	280,000	191
Shanghai Electric Group Co., Ltd., Class H	118,000	42

		452

Energy 10.1%
China Coal Energy Co., Class H	96,000	82
China Petroleum & Chemical Corp., Class H	1,990,000	1,547
China Shenhua Energy Co., Ltd., Class H *	190,500	527
PetroChina Co., Ltd., Class H	2,991,000	2,607
Yanzhou Coal Mining Co., Ltd., Class H	78,000	73

		4,836

Insurance 1.5%
China Life Insurance Co., Ltd., Class H	131,000	460
PICC Property & Casualty Co., Ltd., Class H *	96,000	54
Ping An Insurance (Group) Co., of China Ltd., Class H	28,000	173

		687

Materials 1.0%
Aluminum Corp. of China Ltd., Class H	213,000	163
Angang Steel Co., Ltd., Class H	82,000	97
Jiangxi Copper Co., Ltd., Class H	57,000	67
Maanshan Iron & Steel Co., Ltd., Class H	199,000	81
Sinopec Shanghai Petrochemical Co., Ltd., Class H	234,000	79

		487

Telecommunication Services 0.3%
China Telecom Corp., Ltd., Class H	300,000	148

Transportation 0.9%
Air China Ltd., Class H *	158,000	74
China COSCO Holdings Co., Ltd., Class H	147,500	119
China Shipping Container Lines Co., Ltd., Class H	404,000	97
China Shipping Development Co., Ltd., Class H	49,000	56
China Southern Airlines Co., Ltd., Class H *	319,500	74
Jiangsu Expressway Co., Ltd., Class H	1,000	1

		421

Utilities 0.4%
Datang International Power Generation Co., Ltd., Class H	157,000	75
Huaneng Power International, Inc., Class H *	189,000	129

		204

		9,393

Columbia 0.1%

Banks 0.0%
Bancolombia S.A.	3,507	21

Diversified Financials 0.1%
Suramericana de Inversiones S.A.	5,886	44

		65

Czech Republic 0.5%

Banks 0.0%
Komercni Banka A/S	160	22

Materials 0.0%
Unipetrol A/S	900	5
2     See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Telecommunication Services 0.4%
Telefonica 02 Czech Republic A/S	7,900	168

Utilities 0.1%
CEZ	900	37

		232

Hong Kong 0.1%

Real Estate 0.1%
China Vanke Co., Ltd., Class B	55,000	58

Hungary 0.7%

Banks 0.4%
OTP Bank Nyrt. *	12,843	165

Energy 0.2%
MOL Hungarian Oil & Gas Nyrt.	2,348	112

Telecommunication Services 0.1%
Magyar Telekom Telecommunications plc	14,533	34

		311

India 4.4%

Banks 1.2%
Axis Bank Ltd.	18,430	208
Bank of Baroda	2,531	16
Canara Bank Ltd.	5,588	22
HDFC Bank Ltd. *	3,343	74
Housing Development Finance Corp., Ltd.	1,156	41
ICICI Bank Ltd.	9,400	91
Punjab National Bank Ltd.	4,782	46
State Bank of India	2,180	57

		555

Capital Goods 0.3%
Bharat Heavy Electricals Ltd.	998	33
Larsen & Toubro Ltd.	2,082	37
Tata Motors Ltd.	13,295	66

		136

Diversified Financials 0.3%
Infrastructure Development Finance Co., Ltd.	63,603	99
Power Finance Corp.	9,453	29

		128

Energy 0.8%
Bharat Petroleum Corp., Ltd.	4,141	32
Cairn India Ltd. *	3,311	12
Hindustan Petroleum Corp., Ltd.	8,461	47
Indian Oil Corp., Ltd.	2,858	25
Oil & Natural Gas Corp., Ltd.	4,330	76
Reliance Industries Ltd.	5,656	207

		399

Food, Beverage & Tobacco 0.3%
Balrampur Chini Mills Ltd.	67,405	95
ITC Ltd.	13,267	50

		145

Household & Personal Products 0.0%
Hindustan Unilever Ltd.	3,870	18

Materials 0.8%
Grasim Industries Ltd.	1,493	54
Hindalco Industries Ltd.	53,889	59
Steel Authority of India Ltd.	11,831	26
Sterlite Industries (India) Ltd.	5,509	46
Tata Steel Ltd.	26,241	126
Welspun Gujarat Stahl Rohren Ltd.	28,499	57

		368

Real Estate 0.0%
DLF Ltd.	1,747	8

Software & Services 0.2%
Infosys Technologies Ltd.	2,450	74
Tata Consultancy Services	1,034	13
Wipro Ltd.	2,626	17

		104

Telecommunication Services 0.3%
Bharti Airtel Ltd. *	2,787	42
Reliance Communications Ltd.	15,363	67
Tata Communications Ltd.	3,626	40

		149

Utilities 0.2%
Gail India Ltd.	4,682	24
Jaiprakash Hydro Power Ltd.	47,597	36
NTPC Ltd.	5,416	21
Power Grid Corp. of India Ltd.	2,959	6

		87

		2,097

Indonesia 0.9%

Automobiles & Components 0.2%
PT Astra International Tbk	46,000	77

Banks 0.4%
PT Bank Central Asia Tbk	195,000	61
PT Bank Mandiri	93,000	24
See financial notes.     3

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
PT Bank Negara Indonesia (Persero) Tbk	443,500	52
PT Bank Rakyat Indonesia	123,500	67

		204

Telecommunication Services 0.3%
PT Indosat Tbk	74,500	39
PT Telekomunikasi Indonesia	147,000	107

		146

		427

Luxembourg 0.2%

Diversified Financials 0.0%
Reinet Investments SCA *	2,855	3

Energy 0.2%
Tenaris S.A.	8,236	105

		108

Malaysia 1.6%

Banks 0.5%
Bumiputra-Commerce Holdings Berhad	46,200	104
Malayan Banking Berhad	68,800	83
Public Bank Berhad	77	—
Public Bank Berhad	22,800	55

		242

Capital Goods 0.3%
Sime Darby Berhad	70,400	130

Consumer Services 0.1%
Genting Berhad	45,000	59

Food, Beverage & Tobacco 0.1%
IOI Corp., Berhad	28,900	35

Telecommunication Services 0.3%
Digi.com Berhad	5,300	33
Telekom Malaysia Berhad	40,400	43
TM International Berhad *	78,000	48

		124

Transportation 0.1%
MISC Berhad	28,500	71

Utilities 0.2%
Petronas Gas Berhad	13,100	35
Tenaga Nasional Berhad	17,600	36
YTL Power International Berhad	59,007	34

		105

		766

Mexico 4.7%

Banks 0.2%
Grupo Financiero Banorte S.A.B. de C.V., Class O	39,200	61
Grupo Financiero Inbursa, S.A.B. de C.V., Class O	16,100	43

		104

Capital Goods 0.3%
Alfa S.A.B., Class A	28,700	50
Grupo Carso S.A.B de C.V., Series A1	31,000	80

		130

Food & Staples Retailing 0.4%
Organizacion Soriana S.A.B de C.V., Series B *	26,300	47
Wal-Mart de Mexico S.A.B. de C.V., Series V	49,300	134

		181

Food, Beverage & Tobacco 0.7%
Coca-Cola Femsa S.A.B. de C.V. (Femsa), Series L	18,700	74
Fomento Economico Mexicano S.A.B. de C.V.	37,300	105
Grupo Bimbo S.A.B. de C.V., Series A	12,300	55
Grupo Modelo, S.A. de C.V., Series C *	29,000	85

		319

Materials 0.9%
Cemex S.A.B. de C.V. *	423,200	312
Grupo Mexico S.A.B. de C.V., Series B	168,667	131

		443

Media 0.1%
Grupo Televisa S.A.	19,500	60

Telecommunication Services 2.1%
America Movil S.A.B. de C.V., Series L	201,100	329
Carso Global Telecom S.A.B. de C.V., Class A1 *	70,500	253
Telefonos de Mexico S.A.B. de C.V.	388,600	311
Telmex Internacional S.A.B. de C.V., Class L	218,600	114

		1,007

		2,244
4     See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Philippines 0.1%

Telecommunication Services 0.1%
Philippine Long Distance Telephone Co.	1,590	72

Poland 1.1%

Banks 0.3%
Bank Pekao S.A.	1,887	67
Powszechna Kasa Oszczednosci Bank Polski S.A.	11,520	92

		159

Energy 0.4%
Polski Koncern Naftowy Orlen S.A.	21,436	168
Polskie Gornictwo Naftowe I Gazownictwo S.A.	19,086	22

		190

Materials 0.2%
KGHM Polska Miedz S.A.	5,458	96

Telecommunication Services 0.2%
Telekomunikacja Polska S.A.	16,399	86

		531

Republic of Korea 27.7%

Auto Manufacturers 2.9%
Hyundai Autonet Co., Ltd. *	48,640	152
Hyundai Mobis	1,215	93
Hyundai Motor Co.	10,380	555
Kia Motors Corp. *	20,770	182
Korea Kumho Petrochemical Co., Ltd.	1,900	51
S&T Daewoo Co., Ltd. *	14,860	185
S&T Dynamics Co., Ltd.	14,340	162

		1,380

Banks 2.0%
Hana Financial Group, Inc.	7,540	130
Industrial Bank of Korea *	17,490	114
KB Financial Group, Inc. *	2	—
Korea Exchange Bank	29,230	167
Shinhan Financial Group Co., Ltd. *	16,590	410
Woori Finance Holdings Co., Ltd. *	14,980	116

		937

Capital Goods 5.1%
CJ Corp.	838	32
Daelim Industrial Co., Ltd.	1,387	67
Daewoo Engineering & Construction Co., Ltd.	7,190	63
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	2,120	38
Doosan Corp.	1,014	101
Doosan Heavy Industries & Construction Co., Ltd.	1,059	69
GS Engineering & Construction Corp.	1,038	54
Hyundai Engineering & Construction Co., Ltd.	853	40
Hyundai Heavy Industries Co., Ltd.	796	143
Hyundai Mipo Dockyard Co., Ltd.	332	39
KCC Corp.	191	53
Korea Electric Terminal Co., Ltd.	5,480	72
Kumho Industrial Co., Ltd.	4,040	73
LG Corp.	8,008	354
LG Hausys, Ltd. *	143	13
LG International Corp.	3,000	48
LS Corp.	1,005	79
Samsung C&T Corp.	4,960	171
Samsung Heavy Industries Co., Ltd.	2,090	50
SK Holdings Co., Ltd.	6,612	612
SK Networks Co., Ltd.	14,118	131
STX Offshore & Shipbuilding Co., Ltd.	8,690	146

		2,448

Consumer Durables & Apparel 0.8%
LG Electronics, Inc.	4,579	378

Diversified Financials 0.2%
Meritz Securities Co., Ltd. *	56,440	53
Samsung Card Co., Ltd.	707	21

		74

Energy 0.9%
GS Holdings Corp.	5,350	128
S-Oil Corp.	2,893	135
SK Energy Co., Ltd.	2,279	179

		442

Food & Staples Retailing 0.2%
Shinsegae Co., Ltd.	209	75

Food, Beverage & Tobacco 1.3%
KT&G Corp.	1,275	70
Lotte Chilsung Beverage Co., Ltd.	887	574

		644
See financial notes.     5

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Insurance 0.2%
Samsung Fire & Marine Insurance Co., Ltd.	599	82

Materials 4.8%
Dongbu HiTek Co., Ltd. *	22,560	167
Dongkuk Steel Mill Co., Ltd.	1,550	35
Hanwha Chemical Corp.	5,720	51
Hanwha Corp.	6,199	182
Honam Petrochemical Corp.	11,464	685
Hyosung Corp.	880	55
Hyundai Steel Co.	1,983	84
KP Chemical Corp. *	57,210	313
LG Chem Ltd.	1,064	117
POSCO	2,042	630

		2,319

Media 1.7%
CJ CGV	5,050	66
CJ Internet Corp.	3,117	41
Daekyo Co., Ltd.	56,410	276
ON*Media Corp. *	185,640	415

		798

Retail 0.4%
GS Home Shopping, Inc.	1,944	96
Lotte Shopping Co., Ltd	653	114

		210
Semiconductors & Semiconductor Equipment 3.6%
Hynix Semiconductor, Inc. *	21,740	244
Samsung Electronics Co., Ltd.	3,244	1,498

		1,742

Software & Services 0.1%
NHN Corp. *	320	39

Technology Hardware & Equipment 1.1%
Daeduck GDS Co., Ltd.	41,980	228
LG Display Co., Ltd.	7,800	192
Samsung SDI Co., Ltd.	1,406	101

		521

Telecommunication Services 1.1%
KT Corp.	7,760	226
KT Freetel Co., Ltd. *	3,370	70
LG Dacom Corp.	4	—
LG Telecom Ltd.	5,354	37
SK Telecom Co., Ltd.	1,424	203

		536

Transportation 0.4%
Hanjin Shipping Co., Ltd.	3,370	51
Hyundai Merchant Marine Co., Ltd.	2,170	45
Korean Air Lines Co., Ltd. *	2,783	85

		181

Utilities 0.9%
Korea Electric Power Corp. *	15,120	327
Korea Gas Corp.	2,466	82

		409

		13,215
Russia 6.1%

Banks 0.7%
Sberbank GDR — Reg’d	1,907	260
VTB Bank OJSC GDR — Reg’d	37,929	68

		328

Energy 4.4%
Gazprom ADR — Reg’d	49,477	868
LUKOIL ADR	16,167	710
Rosneft Oil Co. GDR *	21,442	111
Surgutneftegaz ADR *	40,242	283
Tatneft GDR	2,607	161

		2,133

Materials 0.5%
Cherepovets MK Severstal GDR	9,091	35
Mining & Metallurgical Co., Norilsk Nickel	24,227	199

		234

Telecommunication Services 0.4%
Mobile TeleSystems ADR	2,870	95
Sistema JSFC GDR	10,406	89

		184

Utilities 0.1%
Federal Grid Co. Unified Energy System JSC GDR (a)(b)*	285	—
RAO Unified Energy System of Russia GDR — Reg’d (a)(b)*	629	25

		25

		2,904

South Africa 5.8%

Banks 1.0%
ABSA Group Ltd.	11,285	130
Nedbank Group Ltd.	8,237	84
Standard Bank Group Ltd.	28,397	275

		489
6     See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Capital Goods 0.5%
Aveng Ltd.	10,550	40
Barloworld Ltd.	17,723	75
Bidvest Group Ltd.	10,966	116

		231

Consumer Durables & Apparel 0.1%
Steinhoff International Holdings Ltd.	31,788	38

Diversified Financials 0.7%
FirstRand Ltd.	95,775	146
Investec Ltd.	5,920	28
Remgro Ltd.	12,740	108
RMB Holdings Ltd.	20,103	53

		335

Energy 0.5%
Sasol	7,839	236

Insurance 0.3%
Sanlam Ltd.	68,392	128

Materials 1.5%
Anglo Platinum Ltd.	2,345	125
AngloGold Ashanti Ltd.	1,260	39
ArcelorMittal South Africa Ltd.	5,287	49
Gold Fields Ltd.	6,609	69
Impala Platinum Holdings Ltd.	11,958	229
Mondi Ltd.	38,739	129
Sappi Ltd.	26,884	72

		712

Media 0.1%
Naspers Ltd., Class N	3,400	69

Real Estate 0.2%
ApexHi Properties Ltd., Class A	21,701	37
ApexHi Properties Ltd., Class B	32,547	68

		105

Telecommunication Services 0.7%
MTN Group Ltd.	14,645	190
Telkom South Africa Ltd.	12,682	160

		350

Transportation 0.2%
Imperial Holdings Ltd.	13,413	86

		2,779

Taiwan 11.2%

Automobiles & Components 0.0%
Yulon Motor Co., Ltd.	312	—

Banks 0.6%
China Development Financial Holding Corp.	259,275	66
Chinatrust Financial Holding Co., Ltd.	210,158	96
First Financial Holding Co., Ltd.	612	—
Hua Nan Financial Holdings Co., Ltd.	40	—
Mega Financial Holding Co., Ltd.	261,000	106
Taiwan Cooperative Bank	700	—

		268

Capital Goods 0.2%
Far Eastern Textile Ltd.	111,640	104

Consumer Durables & Apparel 0.1%
Pou Chen Corp.	100,299	59

Diversified Financials 0.1%
Fubon Financial Holding Co. Ltd.	94,000	73

Energy 0.8%
Formosa Petrochemical Corp.	161,000	375

Food, Beverage & Tobacco 0.1%
Uni-President Enterprises Corp.	63,450	64

Insurance 0.5%
Cathay Financial Holding Co., Ltd.	193,850	217
Shin Kong Financial Holding Co., Ltd.	899	—

		217

Materials 2.3%
China Steel Corp.	379,200	293
Formosa Chemicals & Fibre Corp.	167,000	265
Formosa Plastics Corp.	102,000	180
Nan Ya Plastics Corp.	220,000	291
Taiwan Cement Corp.	56,100	54

		1,083

Semiconductors & Semiconductor Equipment 2.0%
Advanced Semiconductor Engineering, Inc.	151,070	84
MediaTek, Inc.	8,050	84
Nanya Technology Corp. *	221,000	50
Powerchip Semiconductor Corp. *	504,000	81
Siliconware Precision Industries Co.	52,270	68
Taiwan Semiconductor Manufacturing Co., Ltd.	243,169	411
United Microelectronics Corp.	507,965	192

		970
See financial notes.     7

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Technology Hardware & Equipment 3.6%
Acer, Inc.	52,660	101
Asustek Computer, Inc.	113,190	150
AU Optronics Corp.	142,049	151
Chi Mei Optoelectronics Corp.	293,150	146
Chunghwa Picture Tubes Ltd.	605,000	101
Compal Electronics, Inc.	138,425	117
Delta Electronics, Inc.	29,280	64
Hon Hai Precision Industry Co., Ltd.	128,950	372
HTC Corp.	5,000	68
InnoLux Display Corp.	47,000	52
Inventec Co., Ltd.	129,050	65
Lite-On Technology Corp.	103,210	83
Qisda Corp.	920	—
Quanta Computer, Inc.	101,020	150
Tatung Co., Ltd. *	313,000	83

		1,703

Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd.	106,407	203
Far EasTone Telecommunications Co., Ltd.	59,622	68
Taiwan Mobile Co., Ltd.	35,000	55

		326

Transportation 0.2%
Evergreen Marine Corp.	123,000	61
Wan Hai Lines Ltd.	850	1
Yang Ming Marine Transport	152,699	54

		116

		5,358

Thailand 1.0%

Banks 0.2%
Bangkok Bank Public Co., Ltd. — Reg’d	15,700	38
Kasikornbank Public Co., Ltd.	18,900	30
Krung Thai Bank Public Co., Ltd.	112,800	17
Siam Commercial Bank Public Co., Ltd.	16,000	27

		112

Energy 0.6%
IRPC PCL	487,100	43
PTT Aromatics & Refining PCL	158,900	65
PTT Exploration & Production Public Co., Ltd.	12,900	36
PTT Public Co., Ltd.	20,200	108
Thai Oil Public Co., Ltd.	33,000	30

		282

Materials 0.1%
PTT Chemical PCL	18,600	22
The Siam Cement Public Co., Ltd.	9,700	34

		56

Telecommunication Services 0.1%
Advanced Info Service Public Co. Ltd.	13,000	29

		479

Turkey 1.3%

Automobiles & Components 0.0%
Ford Otomotiv Sanayi A/S	3,552	12

Banks 0.6%
Akbank T.A.S.	19,262	74
Turkiye Garanti Bankasi A/S *	25,068	53
Turkiye Halk Bankasi A/S	11,504	40
Turkiye Is Bankasi, Class C	21,228	61
Turkiye Vakiflar Bankasi T.A.O., Class D	34,940	40
Yapi ve Kredi Bankasi A/S *	12,730	17

		285

Capital Goods 0.3%
Dogan Sirketler Grubu Holdings A/S *	96,491	39
Enka Insaat ve Sanayi A/S	2,342	10
Koc Holding A/S *	54,021	98

		147

Consumer Durables & Apparel 0.1%
Arcelik A/S	13,632	23

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	16,984	44

Energy 0.1%
Tupras-Turkiye Petrol Rafinerileri A/S	5,409	54

Materials 0.1%
Eregli Demir ve Celik Fabrikalari T.A.S. (Erdemir)	16,275	40

Telecommunication Services 0.0%
Turkcell Iletisim Hizmetleri A/S	3,002	15

		620

United Kingdom 0.1%

Food, Beverage & Tobacco 0.1%
British American Tobacco plc	1,820	45
8     See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Total Common Stock (Cost $39,370)		43,298

Preferred Stock 7.3% of net assets

Brazil 7.2%

Banks 2.7%
Banco Bradesco S.A.	42,100	521
Banco Itau Holding Financeira S.A.	53,850	748

		1,269

Energy 1.5%
Petroleo Brasileiro S.A.	53,500	722

Food & Staples Retailing 0.1%
Compania Brasileira de Distribuicao Grupo Pao de Acucar	2,600	42

Food, Beverage & Tobacco 0.3%
Companhia de Bebidas das Americas	2,310	130

Materials 1.6%
Aracruz Celulose S.A., Class B	57,700	70
Braskem S.A., Class A *	17,600	50
Companhia Vale do Rio Doce, Class A	22,700	316
Gerdau S.A.	15,800	113
Metalurgica Gerdau S.A.	11,100	104
Usinas Siderurgicas de Minas Gerais S.A., Class A	5,450	80
Votorantim Celulose e Papel S.A. *	6,000	52

		785

Telecommunication Services 0.7%
Brasil Telecom Participacoes S.A.	3,300	26
Brasil Telecom S.A.	9,300	57
Tele Norte Leste Participacoes S.A.	6,100	95
Telecomunicacoes de Sao Paulo S.A.	600	13
Telemar Norte Leste S.A., Class A	2,500	62
Tim Participacoes S.A. (a)	20,900	35
Vivo Participacoes S.A.	3,650	59

		347

Utilities 0.3%
Companhia Energetica de Minas Gerais	4,371	53
Companhia Paranaense de Energia-Copel, Class B	3,700	46
Compania Energetica de Sao Paulo, Class B	7,500	53

		152

		3,447

Columbia 0.1%

Banks 0.1%
Bancolombia S.A.	4,784	28

Total Preferred Stock (Cost $3,310)		3,475

Rights 0.0% of net assets

Brazil 0.0%

Food, Beverage & Tobacco 0.0%
Companhia de Bebidas das Americas (Ambev) (a)*	8	—

Total Rights (Cost $—)		—

Other Investment Company 0.8% of net assets

iShares MSCI Emerging Markets Index Fund	13,000	373

Total Other Investment Company (Cost $356)		373

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.6% of net assets

Commercial Paper & Other Obligation 0.6%
Argentina Cash Reserve
0.01%, 03/26/10	2	2
1.00%, 06/09/09	8	8
1.00%, 09/16/09	24	24
1.00%, 01/20/10	15	15
Citibank, New York Time Deposit 0.03%, 05/01/09	229	229

Total Short-Term Investment (Cost $278)		278

End of Investments.
See financial notes.     9

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued
(All dollar amounts are x 1,000)
At 04/30/09, the tax basis cost of the fund’s investments was $49,013 and the unrealized appreciation and depreciation were $384 and ($1,973), respectively, with a net unrealized depreciation of ($1,589).
As of 04/30/09, the prices of certain foreign securities held by the fund aggregating $38,816 were adjusted from their market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

(a)	Fair-valued by Management.

(b)	Illiquid security. At the period end, the value of these amounted to $25 or 0.1% of net assets.

ADR	– American Depositary Receipt

GDR	– Global Depositary Receipt

Reg’d	– Registered
10     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.3%	Common Stock	20,069	16,266
0.7%	Other Investment Companies	105	113
0.4%	Preferred Stock	94	69
0.3%	Rights	5	46
—%	Warrants	—	—
0.4%	Short-Term Investment	75	75

99.1%	Total Investments	20,348	16,569
0.9%	Other Assets and Liabilities, Net		144

100.0%	Net Assets		16,713

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 97.3% of net assets

Australia 7.1%

Banks 0.3%
Bank of Queensland Ltd.	3,118	19

Bendigo & Adelaide Bank Ltd.	4,919	25

		44

Capital Goods 0.8%
Alesco Corp., Ltd.	11,052	32
Boart Longyear Group	145,013	12
Crane Group Ltd.	2,040	14
CSR Ltd.	34,989	34
Emeco Holdings Ltd.	34,386	10
GWA International Ltd.	4,708	8
Hills Industries Ltd.	7,244	10
United Group Ltd.	2,687	19

		139

Commercial & Professional Supplies 0.4%
Corporate Express Australia Ltd.	2,163	6
Downer EDI Ltd.	6,134	22
PMP Ltd.	29,679	9
Spotless Group Ltd.	10,184	15
Transfield Services Ltd.	8,542	15
Transpacific Industries Group Ltd. (a)(b)	2,659	4

		71

Consumer Durables & Apparel 0.1%
Billabong International Ltd.	2,105	16

Consumer Services 0.1%
A.B.C. Learning Centres Ltd. (a) (b)*	9,091	—
Aristocrat Leisure Ltd.	4,398	12
Flight Centre Ltd.	3,049	13

		25

Diversified Financials 0.5%
Allco Finance Group Ltd. (a)(b)*	23,422	—
ASX Ltd.	1,484	35
Australian Wealth Management Ltd.	8,473	6
Babcock & Brown Ltd. (a)(b)*	15,142	—
Challenger Financial Services Group Ltd.	12,672	19
City Pacific Ltd. *	3,406	—
Perpetual Ltd.	728	17
Platinum Asset Management Ltd.	3,450	10

		87

Energy 0.3%
Australian Worldwide Exploration Ltd.	4,289	7
Beach Petroleum Ltd.	6,512	4
Centennial Coal Co., Ltd.	5,285	7
New Hope Corp., Ltd.	695	2
Paladin Energy Ltd. *	3,279	11
WorleyParsons Ltd.	1,785	23

		54

Food & Staples Retailing 0.3%
ABB Grain Ltd.	2,138	14
AWB Ltd.	33,212	32

		46

Food, Beverage & Tobacco 0.3%
Elders Ltd.	80,485	25
Goodman Fielder Ltd.	29,641	25

		50

Health Care Equipment & Services 0.5%
Ansell Ltd.	1,198	7

See financial notes.     1

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Australian Pharmaceutical Industries Ltd.	17,955	7
Cochlear Ltd.	184	7
Healthscope Ltd.	2,639	7
Primary Health Care Ltd.	3,587	11
Ramsay Health Care Ltd.	1,186	8
Sigma Pharmaceuticals Ltd.	19,268	16
Sonic Healthcare Ltd.	2,541	21

		84

Materials 1.0%
Adelaide Brighton Ltd.	4,351	7
Alumina Ltd.	30,362	39
Gunns Ltd.	19,955	16
Iluka Resources Ltd. *	3,013	7
Macarthur Coal Ltd.	2,744	8
Minara Resources Ltd. *	51,568	22
Mount Gibson Iron Ltd. *	14,074	6
Newcrest Mining Ltd.	1,194	26
OZ Minerals Ltd.	37,748	20
Straits Resources Ltd.	11,292	13

		164

Media 0.3%
APN News & Media Ltd.	15,368	16
Seven Network Ltd.	1,676	8
Ten Network Holdings Ltd.	17,248	12
West Australian Newspapers Holdings Ltd.	2,257	8

		44

Real Estate 1.4%
Abacus Property Group	42,513	10
Australand Property Group	95,882	31
Centro Retail Group	550,703	17
Commonwealth Property Office Fund	28,921	17
ING Industrial Fund	336,063	41
ING Office Fund	66,273	21
Macquarie CountryWide Trust	235,375	54
Macquarie Office Trust	256,802	36
Sunland Group Ltd.	20,262	8

		235

Retailing 0.6%
David Jones Ltd.	8,029	18
Harvey Norman Holdings Ltd.	11,092	24
Pacific Brands Ltd.	99,605	50

		92

Software & Services 0.1%
Computershare Ltd.	2,920	19

Utilities 0.1%
Envestra Ltd.	30,150	11

		1,181

Austria 1.0%

Automobiles & Components 0.0%
Semperit AG Holding	214	5

Capital Goods 0.2%
A-TEC Industries AG *	208	2
Andritz AG	315	11
Palfinger AG	474	7
Zumtobel AG *	1,082	9

		29

Food, Beverage & Tobacco 0.1%
Agrana Beteiligungs AG	134	9

Materials 0.1%
Mayr-Melnhof Karton AG	113	8
RHI AG *	272	4

		12

Real Estate 0.4%
Atrium European Real Estate Ltd. *	9,393	37
CA Immobilien Anlagen AG *	3,241	26
Conwert Immobilien Invest SE *	1,600	12

		75

Transportation 0.1%
Austrian Airlines AG *	3,021	16
Flughafen Wien AG	329	10

		26

Utilities 0.1%
EVN AG	682	10

		166

Belgium 1.3%

Capital Goods 0.2%
Bekaert N.V.	305	28
Compagnie d’Enterprises CFE	235	8

		36

Diversified Financials 0.2%
Ackermans & van Haaren N.V.	150	9
Brederode S.A.	593	10
GIMV N.V.	136	7
RHJ International *	4,116	19

		45

Energy 0.1%
Euronav S.A.	737	11

2     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Exmar N.V.	412	5

		16

Health Care Equipment & Services 0.0%
Omega Pharma S.A.	237	6

Materials 0.3%
Nyrstar	4,444	29
Recticel S.A.	1,682	7
Tessenderlo Chemie N.V.	567	17

		53

Real Estate 0.1%
Cofinimmo	139	15

Technology Hardware & Equipment 0.1%
Barco N.V.	375	9

Telecommunication Services 0.1%
Telenet Group Holding N.V. *	680	13

Transportation 0.1%
Compagnie Maritime Belge S.A.	641	16

Utilities 0.1%
Elia System Operator SA/NV	321	12

		221

Bermuda 1.6%

Automobiles & Components 0.0%
Brilliance China Automotive Holdings Ltd. *	104,000	8

Capital Goods 0.0%
Johnson Electric Holdings Ltd.	39,000	8

Consumer Durables & Apparel 0.1%
C C Land Holdings Ltd. *	16,000	5
Texwinca Holdings Ltd.	10,000	6

		11

Consumer Services 0.1%
Cafe De Coral Holdings Ltd.	2,000	4
Mandarin Oriental International Ltd.	6,000	6

		10

Diversified Financials 0.1%
Macquarie International Infrastructure Fund Ltd.	41,000	9

Energy 0.3%
BW GAS Ltd. *	757	2
BW Offshore Ltd. *	15,903	14
CNPC Hong Kong Ltd.	20,000	10
Dockwise Ltd. *	6,243	6
Golar LNG Ltd.	722	4
Mongolia Energy Co., Ltd. *	10,000	3
Sinopec Kantons Holdings Ltd.	12,000	2
Titan Petrochemicals Group Ltd *	300,000	5

		46

Food, Beverage & Tobacco 0.1%
China Foods Ltd.	28,000	14
First Pacific Co., Ltd.	22,000	10

		24

Insurance 0.3%
Catlin Group Ltd.	5,221	27
Hiscox Ltd.	4,233	21

		48

Materials 0.2%
Aquarius Platinum Ltd.	3,817	14
Nine Dragons Paper Holdings Ltd.	16,000	7
Samling Global Ltd.	84,000	4
Sinofert Holdings Ltd.	11,000	5

		30

Real Estate 0.1%
Great Eagle Holdings Ltd.	11,000	15
K Wah International Holdings Ltd.	25,000	4
Sinolink Worldwide Holdings Ltd.	98,000	8

		27

Retailing 0.1%
Chow Sang Sang Holdings International Ltd.	5,000	3
Giordano International Ltd.	27,000	6
GOME Electrical Appliances Holdings Ltd. (a)(b)	28,000	2

		11

Technology Hardware & Equipment 0.1%
TPV Technology Ltd.	65,000	21

Transportation 0.1%
Pacific Basin Shipping Ltd.	20,000	10
Road King Infrastructure Ltd.	15,000	7

		17

		270

British Virgin Islands 0.0%

Materials 0.0%
Gem Diamonds Ltd. *	1,631	3

Canada 7.3%

Automobiles & Components 0.1%
Linamar Corp.	3,336	12
Martinrea International, Inc. *	3,186	11

		23

     See financial notes.     3

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Banks 0.1%
Canadian Western Bank	304	3
Laurentian Bank of Canada	353	9

		12

Capital Goods 0.3%
CAE, Inc.	1,349	9
Russel Metals, Inc.	1,539	16
SNC-Lavalin Group, Inc.	750	22
Toromont Industries Ltd.	457	9

		56

Commercial & Professional Supplies 0.1%
Transcontinental, Inc., Class A	2,785	17

Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	680	13
Gildan Activewear, Inc. *	1,602	18

		31

Diversified Financials 0.3%
AGF Management Ltd., Class B	2,472	24
Dundee Corp., Class A *	2,565	12
DundeeWealth, Inc.	1,536	8
TMX Group, Inc.	447	12

		56

Energy 1.2%
Cameco Corp.	1,906	44
Compton Petroleum Corp. *	18,308	12
Ensign Energy Services, Inc.	2,246	26
Fairborne Energy Ltd *	1,946	8
Flint Energy Services Ltd. *	1,289	7
Highpine Oil & Gas Ltd. *	938	4
OPTI Canada, Inc. *	11,333	18
Paramount Resources Ltd., Class A *	653	3
ShawCor Ltd., Class A	422	8
Trican Well Service Ltd.	603	5
Trinidad Drilling Ltd.	4,171	17
Uranium One, Inc. *	15,000	41

		193

Food, Beverage & Tobacco 0.4%
Maple Leaf Foods, Inc.	3,034	21
Saputo, Inc.	790	15
Viterra, Inc. *	3,206	23

		59

Insurance 0.2%
Industrial Alliance Insurance & Financial Services, Inc.	1,099	22
Kingsway Financial Services, Inc.	6,449	15

		37

Materials 2.6%
Agnico-Eagle Mines Ltd.	229	10
Canfor Corp. *	3,498	15
Cascades, Inc.	5,797	18
Catalyst Paper Corp. *	58,772	12
CCL Industries, Inc., Class B	395	8
Centerra Gold, Inc. *	1,580	9
First Quantum Minerals Ltd.	702	27
Franco-Nevada Corp.	597	13
Harry Winston Diamond Corp.	3,473	14
HudBay Minerals, Inc. *	2,369	16
IAMGOLD Corp.	1,233	10
Inmet Mining Corp.	364	13
Lundin Mining Corp. *	41,030	75
Methanex Corp.	3,517	40
Norbord, Inc.	25,957	28
Quadra Mining Ltd. *	3,130	17
Sherritt International Corp.	12,759	55
Silver Wheaton Corp. *	398	3
Sino-Forest Corp. *	2,464	21
Thompson Creek Metals Co., Inc. *	2,365	16
West Fraser Timber Co., Ltd.	823	19

		439

Media 0.4%
Astral Media, Inc.	397	11
CanWest Global Communications Corp. *	55,730	13
Cogeco Cable, Inc.	453	11
Corus Entertainment, Inc., Class B	304	4
Groupe Aeroplan, Inc.	3,194	20
Torstar Corp., Class B	2,199	9

		68

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
MDS, Inc. *	1,532	9

Real Estate 0.6%
Boardwalk Real Estate Investment Trust	270	6
Calloway Real Estate Investment Trust	1,870	17
Canadian Apartment Properties Real Estate Investment Trust	575	6
Canadian Real Estate Investment Trust	489	8
Chartwell Seniors Housing Real Estate Investment Trust	1,224	4

4     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Cominar Real Estate Investment Trust	417	5
Dundee Real Estate Investment Trust	370	4
Extendicare Real Estate Investment Trust	1,574	7
First Capital Realty, Inc.	487	6
FirstService Corp. *	496	5
H&R Real Estate Investment Trust	3,178	25
InnVest Real Estate Investment Trust	2,416	7
Primaris Retail Real Estate Investment Trust	662	6

		106

Retailing 0.2%
Reitmans (Canada) Ltd., Class A	725	7
RONA, Inc. *	2,299	26

		33

Software & Services 0.1%
MacDonald, Dettwiler & Associates Ltd. *	351	9
Open Text Corp. *	230	8

		17

Transportation 0.1%
Transat A.T., Inc., Class B	1,746	16

Utilities 0.3%
Emera, Inc.	1,136	19
Fortis, Inc.	1,603	29

		48

		1,220

Cayman Islands 1.4%

Capital Goods 0.0%
China High Speed Transmission Equipment Group Co., Ltd.	3,000	5

Consumer Durables & Apparel 0.2%
Bosideng International Holdings Ltd.	48,000	4
China Dongxiang Group Co.	15,000	8
Stella International Holdings Ltd.	7,000	9
TCL Multimedia Technology Holdings Ltd. *	37,000	7

		28

Food, Beverage & Tobacco 0.2%
Chaoda Modern Agriculture (Holdings) Ltd.	10,320	6
China Fishery Group Ltd.	19,000	10
China Mengniu Dairy Co., Ltd.	3,000	5
Tingyi (Cayman Islands) Holding Corp.	8,000	10
Uni-President China Holdings Ltd. *	9,000	4

		35

Household & Personal Products 0.1%
Hengan International Group Co., Ltd.	2,000	8

Materials 0.0%
Lee & Man Paper Manufacturing Ltd.	5,800	4

Real Estate 0.6%
Agile Property Holdings Ltd.	18,000	13
China Resources Land Ltd.	7,000	13
Country Garden Holdings Co. *	25,000	8
Greentown China Holdings Ltd.	15,000	8
HKR International Ltd.	22,400	6
KWG Property Holding Ltd.	21,000	8
New World China Land Ltd.	23,600	9
Shimao Property Holdings Ltd.	13,000	15
Shui On Land Ltd.	24,000	10
Soho China Ltd.	17,000	8

		98

Retailing 0.1%
Belle International Holdings Ltd.	9,000	7
Lifestyle International Holdings Ltd.	4,000	4

		11

Technology Hardware & Equipment 0.2%
Kingboard Chemical Holdings Ltd.	10,000	24
Kingboard Laminates Holding Ltd.	19,500	8

		32

Transportation 0.0%
Hopewell Highway Infrastructure Ltd.	9,900	6

		227

China 0.1%

Capital Goods 0.1%
Beijing Enterprises Holdings Ltd.	2,000	9
CITIC Resources Holdings Ltd. *	21,000	3

		12

Food, Beverage & Tobacco 0.0%
China Yurun Food Group Ltd.	1,000	1

Technology Hardware & Equipment 0.0%
Digital China Holdings Ltd.	16,700	9

		22

     See financial notes.     5

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Cyprus 0.1%

Energy 0.1%
Prosafe SE *	3,425	14

Denmark 1.5%

Banks 0.3%
Jyske Bank A/S — Reg’d *	1,199	31
Sydbank A/S *	692	11

		42

Capital Goods 0.3%
FLSmidth & Co. A/S *	670	21
NKT Holding A/S *	358	10
Rockwool International A/S, B Shares	201	16
Schouw & Co. A/S	365	5
Solar A/S, B Shares	152	5

		57

Consumer Durables & Apparel 0.0%
Bang & Olufsen A/S, B Shares	329	2

Energy 0.1%
Dampskibsselskabet Torm A/S	980	9

Food, Beverage & Tobacco 0.1%
East Asiatic Co., Ltd.	532	17

Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	130	9
GN Store Nord A/S *	2,384	8
William Demant Holding A/S *	154	7

		24

Insurance 0.1%
Alm. Brand A/S *	540	8
Topdanmark A/S *	138	16

		24

Materials 0.1%
Auriga Industries A/S, Class B	280	5
Novozymes A/S, Class B	184	12

		17

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Alk-Abello A/S	262	16
H. Lundbeck A/S	519	9

		25

Transportation 0.2%
D/S Norden A/S	343	12
DSV A/S	1,704	19

		31

		248

Finland 1.4%

Automobiles & Components 0.2%
Nokian Renkaat Oyj	1,646	26

Capital Goods 0.4%
Cargotec Corp., B Shares	1,579	20
KCI Konecranes Oyj	325	7
Lemminkainen Oyj	292	8
Outotec Oyj	780	16
Ramirent Oyj *	1,267	6
Uponor Oyj	1,234	14

		71

Commercial & Professional Supplies 0.0%
Poyry Oyj	321	4

Consumer Durables & Apparel 0.1%
Amer Sports Oyj, A Shares	1,883	18

Food, Beverage & Tobacco 0.0%
HKScan Oyj	728	5

Health Care Equipment & Services 0.0%
Oriola-KD Oyj, Class B	2,175	6

Materials 0.2%
Huhtamaki Oyj	2,417	23
Kemira Oyj	2,214	19

		42

Media 0.0%
Alma Media Corp.	454	3

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	799	12

Real Estate 0.1%
Citycon Oyj	1,924	4
Sponda Oyj *	1,713	7

		11

Retailing 0.1%
Stockmann Oyj Abp, B Shares	629	12

Software & Services 0.1%
Tieto Oyj	1,343	17

Transportation 0.1%
Finnair Oyj *	1,337	8
Finnlines Oyj	606	4

		12

		239

France 3.1%

Automobiles & Components 0.1%
Plastic Omnium S.A. *	1,591	20

6     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Capital Goods 0.3%
Carbone Lorraine S.A.	256	7
IMS International Metal Service	488	7
Lisi	172	6
Manitou BF	1,325	15
Saft Groupe S.A.	131	4
Zodiac Aerospace	272	8

		47

Commercial & Professional Supplies 0.3%
Bureau Veritas S.A.	181	7
Societe BIC S.A.	417	22
Sperian Protection	96	5
Teleperformance	447	13

		47

Consumer Durables & Apparel 0.3%
Beneteau	869	9
Kaufman & Broad S.A.	1,116	26
SEB S.A.	625	21

		56

Consumer Services 0.2%
Club Mediterranee S.A. *	572	9
Euro Disney S.C.A. — Reg’d *	2,199	10
Pierre & Vacances	107	7

		26

Diversified Financials 0.1%
Boursorama *	542	4
Financiere Marc de Lacharriere S.A.	165	8

		12

Energy 0.2%
Bourbon S.A.	455	17
Etablissements Maurel et Prom	878	13

		30

Food & Staples Retailing 0.0%
Guyenne et Gascogne S.A.	84	7

Food, Beverage & Tobacco 0.2%
Bonduelle S.C.A.	60	4
Bongrain S.A.	283	14
Remy Cointreau S.A.	473	15
Vilmorin & Cie	51	5

		38

Health Care Equipment & Services 0.1%
bioMerieux	88	7
Orpea *	81	3

		10

Insurance 0.0%
April Group	206	6

Media 0.3%
Canal Plus	1,344	9
Havas S.A.	7,393	23
Ipsos	318	7
NRJ Group	504	3
Spir Communication	360	7

		49

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Ipsen S.A.	197	8

Real Estate 0.1%
Mercialys	250	8
Societe Immobilliere de Location pour l’Industrie et le Commerce	111	9

		17

Retailing 0.1%
Etam	641	10

Semiconductors & Semiconductor Equipment 0.1%
Silicon-On-Insulator Technologies *	1,417	9

Software & Services 0.3%
Alten *	229	4
Altran Technologies S.A. *	2,715	9
Dassault Systemes S.A.	319	13
Groupe Steria S.C.A.	582	11
Sopra Group	151	6
UbiSoft Entertainment S.A. *	501	10

		53

Technology Hardware & Equipment 0.1%
Bull S.A. *	2,284	7
Neopost S.A.	226	19

		26

Telecommunication Services 0.0%
Iliad S.A.	67	7

Transportation 0.2%
Derichebourg S.A.	4,257	10
Groupe Eurotunnel S.A. — Reg’d *	2,347	12
Norbert Dentressangle	236	8

		30

Utilities 0.1%
EDF Energies Nouvelles S.A.	138	5
Rubis	118	7

		12

		520

     See financial notes.     7

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Germany 3.6%

Automobiles & Components 0.1%
ElringKlinger AG	608	9
Leoni AG	1,062	15

		24

Banks 0.3%
Aareal Bank AG	3,155	29
comdirect bank AG	1,006	8
IKB Deutsche Industriebank AG *	18,069	19

		56

Capital Goods 1.0%
Bauer AG	170	6
Demag Cranes AG	244	5
Deutz AG	3,743	16
Duerr AG	605	12
Gildemeister AG	1,073	11
Indus Holding AG	503	7
Kloeckner-Werke AG *	275	6
Koenig & Bauer AG	661	7
Krones AG	240	8
KUKA AG	519	7
MTU Aero Engines Holding AG	456	15
Pfleiderer AG	1,997	11
Q-Cells SE *	742	16
SGL Carbon SE *	440	13
Solarworld AG	344	10
Vossloh AG	84	9

		159

Commercial & Professional Supplies 0.1%
GfK SE	239	6
INTERSEROH SE	68	3

		9

Consumer Durables & Apparel 0.2%
Puma AG Rudolf Dassler Sport *	91	19
Rational AG	56	6

		25

Diversified Financials 0.1%
MLP AG	697	10
MPC Muenchmeyer Petersen Capital AG *	827	6

		16

Food, Beverage & Tobacco 0.0%
KWS Saat AG	21	3

Health Care Equipment & Services 0.1%
Carl Zeiss Meditec AG *	378	4
Rhoen-klinikum AG	427	9

		13

Materials 0.3%
Aurubis AG	822	23
Fuchs Petrolub AG	116	7
Symrise AG	1,157	16

		46

Media 0.3%
Premiere AG *	17,581	43

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
QIAGEN N.V. *	636	10
Stada Arzneimittel AG	679	13

		23

Real Estate 0.3%
Deutsche Euroshop AG	317	9
Deutsche Wohnen AG *	631	12
DIC Asset AG	1,181	9
IVG Immobilien AG	3,101	27

		57

Retailing 0.2%
Fielmann AG	103	6
Medion AG	1,215	9
Praktiker Bau- und Heimwerkermaerkte Holding AG	2,760	20
Takkt AG	466	5

		40

Software & Services 0.1%
Bechtle AG	295	5
Software AG	87	5
United Internet AG — Reg’d	951	10

		20

Technology Hardware & Equipment 0.1%
Jenoptik AG *	1,351	6
Wincor Nixdorf AG	236	12

		18

Telecommunication Services 0.1%
Freenet AG *	2,868	18

Transportation 0.1%
Hamburger Hafen und Logistik AG	425	15
Sixt AG	543	9

		24

Utilities 0.1%
MVV Energie AG	292	12

		606

8     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Gibraltar 0.1%

Consumer Services 0.1%
PartyGaming plc *	3,897	15

Greece 1.1%

Banks 0.3%
Agricultural Bank of Greece	11,981	21
Emporiki Bank of Greece S.A. *	2,127	15
TT Hellenic Postbank S.A.	1,691	10

		46

Capital Goods 0.1%
Ellaktor S.A.	1,392	9
Halcor S.A.	4,739	8

		17

Consumer Services 0.1%
Intralot S.A. Integrated Lottery	1,812	11

Energy 0.1%
Motor Oil (Hellas) Corinth Refineries S.A.	1,526	16

Household & Personal Products 0.1%
Alapis Holding Industrial & Commercial S.A. *	10,255	10

Materials 0.3%
Elval Aluminum Process Co.	2,777	6
Mytilineos Holdings S.A.	1,307	8
Sidenor Steel Products Manufacturing Co., S.A.	1,897	9
Titan Cement Co.	746	19
Viohalco, Hellenic Copper & Aluminum Industry S.A.	3,124	16

		58

Real Estate 0.0%
Babis Vovos International Construction S.A. *	796	5
Eurobank Properties Real Estate Investment Co.	134	1

		6

Technology Hardware & Equipment 0.1%
Intracom Holdings S.A. — Reg’d *	6,485	10

Utilities 0.0%
EYDAP Athens Water Supply & Sewage Co., S.A.	828	7

		181

Hong Kong 2.6%

Automobiles & Components 0.1%
Denway Motors Ltd.	34,000	14

Banks 0.2%
Chong Hing Bank Ltd.	3,000	4
Dah Sing Banking Group Ltd.	4,600	3
Dah Sing Financial Group	2,800	8
Fubon Bank (Hong Kong) Ltd.	8,000	3
Industrial & Commercial Bank of China (Asia) Ltd.	8,000	10
Wing Hang Bank Ltd.	2,000	12

		40

Capital Goods 0.3%
Henderson Investment Ltd.	150,000	9
HKC Holdings Ltd.	76,000	6
Melco International Development Ltd. *	15,000	7
Shanghai Industrial Holdings Ltd.	4,000	14
Shui On Construction & Materials Ltd.	4,000	4
Sinotruk Hong Kong Ltd.	12,000	11
Tianjin Development Holdings Ltd.	16,000	7

		58

Consumer Durables & Apparel 0.2%
Techtronic Industries Co., Ltd.	32,000	19
Truly International Holdings Ltd.	9,000	5

		24

Consumer Services 0.1%
China Travel International Investment Hong Kong Ltd.	38,000	7
Galaxy Entertainment Group Ltd. *	21,000	5
The Hongkong & Shanghai Hotels Ltd.	14,000	10

		22

Diversified Financials 0.1%
China Everbright Ltd.	6,000	11
China Merchants China Direct Investments Ltd. *	4,000	5
Public Financial Holdings Ltd.	14,000	5
Sun Hung Kai & Co., Ltd.	3,000	2

		23

Food, Beverage & Tobacco 0.1%
China Agri-Industries Holdings Ltd. *	16,000	8
Global Bio-chem Technology Group Co., Ltd.	54,000	8

     See financial notes.     9

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Want Want China Holdings Ltd.	2,000	1

		17

Insurance 0.0%
China Insurance International Holdings Co., Ltd.	4,000	7

Materials 0.1%
Minmetals Resources Ltd.	21,100	4
Shougang Concord International Enterprises Co., Ltd.	41,000	4

		8

Media 0.1%
Television Broadcasts Ltd.	3,000	11

Real Estate 0.8%
Champion Real Estate Investment Trust	44,000	10
Franshion Properties China Ltd.	20,000	5
Guangzhou Investment Co., Ltd.	121,000	20
Hopewell Holdings Ltd.	7,000	18
Hopson Development Holdings Ltd.	18,000	14
Hysan Development Co., Ltd.	9,000	16
Kowloon Development Co., Ltd.	20,000	10
Shenzhen Investment Ltd.	33,000	9
Sino-Ocean Land Holdings Ltd.	20,000	15
Tian An China Investments Co., Ltd.	22,000	7
Tomson Group Ltd.	16,000	4
Wheelock & Co., Ltd.	1,000	2

		130

Semiconductors & Semiconductor Equipment 0.1%
ASM Pacific Technology Ltd.	3,000	13

Technology Hardware & Equipment 0.1%
BYD Electronic International Co., Ltd.	10,000	5
VTech Holdings Ltd.	3,000	15

		20

Telecommunication Services 0.0%
SmarTone Telecommunications Holdings Ltd.	6,000	4

Transportation 0.2%
Hong Kong Aircraft Engineering Co., Ltd.	800	7
Shenzhen International Holdings Ltd.	110,000	5
Shun Tak Holdings Ltd.	17,000	8
Sinotrans Shipping Ltd.	28,000	9

		29

Utilities 0.1%
China Power International Development Ltd.	33,900	7
Guangdong Investment Ltd.	14,000	6

		13

		433

Ireland 1.3%

Capital Goods 0.6%
DCC plc	1,636	30
Grafton Group plc *	14,232	50
Kingspan Group plc	3,057	16

		96

Consumer Services 0.0%
Paddy Power plc	304	6

Food & Staples Retailing 0.1%
Fyffes plc	30,151	12
Total Produce plc	27,448	10

		22

Food, Beverage & Tobacco 0.3%
C&C Group plc	8,665	20
Glanbia plc	3,012	9
Greencore Group plc	8,215	10
Origin Enterprises plc *	3,158	7

		46

Health Care Equipment & Services 0.1%
United Drug plc	4,351	12

Insurance 0.0%
FBD Holdings plc	646	5

Media 0.2%
Independent News & Media plc	76,564	26

Transportation 0.0%
Aer Lingus Group plc *	9,012	8

		221

Israel 0.9%

Banks 0.1%
First International Bank of Israel Ltd. *	4,432	7
First International Bank of Israel Ltd. (FIBI) *	265	2
Mizrahi Tefahot Bank Ltd.	2,042	12

		21

Capital Goods 0.1%
Clal Industries Ltd.	1,836	5
Elbit Systems Ltd.	167	8

10     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Koor Industries Ltd. *	448	10

		23

Consumer Durables & Apparel 0.0%
Elco Holdings Ltd.	1,147	6

Energy 0.0%
Paz Oil Co Ltd.	45	5

Food & Staples Retailing 0.1%
Blue Square-Israel Ltd.	986	7
Shufersal Ltd.	1,633	5

		12

Food, Beverage & Tobacco 0.1%
Osem Investments Ltd.	296	3
Strauss Group Ltd.	502	5

		8

Insurance 0.1%
Clal Insurance Enterprise Holdings Ltd. *	583	7
Harel Insurance Investments & Finances Service Ltd. *	147	5
Migdal Insurance & Financial Ltd. Holdings *	4,961	5

		17

Materials 0.1%
Makhteshim-Agan Industries Ltd.	2,703	12

Real Estate 0.2%
Africa Israel Investments Ltd. *	426	7
Delek Real Estate Ltd. *	5,421	5
Elbit Imaging Ltd.	317	6
Gazit Globe Ltd.	944	5
Jerusalem Economy Ltd. *	1,581	7
Property & Building Corp., Ltd.	63	3

		33

Retailing 0.0%
Delek Automotive Systems Ltd.	292	2

Technology Hardware & Equipment 0.0%
Nice Systems Ltd. *	250	6

Telecommunication Services 0.1%
Partner Communications Co., Ltd.	592	10

		155

Italy 2.7%

Automobiles & Components 0.2%
Brembo S.p.A.	1,564	10
Immsi S.p.A.	7,448	7
Piaggio & C. S.p.A.	5,496	9
Sogefi S.p.A. *	5,738	8

		34

Banks 0.3%
Banca Piccolo Credito Valtellinese Scarl	2,230	17
Banca Popolare dell’Etruria e del Lazio Scrl	1,352	8
Banco di Desio e della Brianza S.p.A.	891	5
Credito Artigiano S.p.A.	1,688	5
Credito Emiliano S.p.A.	2,342	12

		47

Capital Goods 0.4%
Astaldi S.p.A.	882	5
Cofide S.p.A. — Compagnia Finanziaria De Benedetti	32,004	16
Danieli S.p.A. — Officine Meccaniche Danieli & C.	519	6
Danieli S.p.A. — Officine Meccaniche Danieli & C. — RNC	1,232	9
Impregilo S.p.A. *	4,703	13
Interpump Group S.p.A.	1,279	5
Maire Tecnimont S.p.A.	3,827	8
Permasteelisa S.p.A.	478	7

		69

Consumer Durables & Apparel 0.3%
Bulgari S.p.A.	2,856	15
Geox S.p.A. *	973	8
Indesit Co., S.p.A.	3,245	16
Safilo Group S.p.A.	17,304	10
Tod’s S.p.A.	157	8

		57

Diversified Financials 0.1%
Azimut Holding S.p.A.	718	5
Banca Italease *	5,530	11
DeA Capital S.p.A. *	2,804	5

		21

Food & Staples Retailing 0.0%
Marr S.p.A.	876	6

Food, Beverage & Tobacco 0.1%
Davide Campari — Milano S.p.A.	1,350	9

Health Care Equipment & Services 0.1%
Sorin S.p.A. *	6,993	7

Materials 0.1%
Cementir Holding S.p.A.	3,759	13
KME Group	10,413	9

		22

     See financial notes.     11

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Media 0.3%
Gruppo Editoriale L’Espresso S.p.A. *	3,769	5
Mondadori (Arnoldo) Editore S.p.A.	4,154	15
RCS MediaGroup S.p.A.	6,302	7
Seat Pagine Gialle S.p.A. *	52,853	14

		41

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Recordati S.p.A.	1,034	6

Real Estate 0.2%
Beni Stabili S.p.A.	11,067	7
Immobiliare Grande Distribuzione *	2,791	4
Pirelli & C. Real Estate S.p.A. *	2,698	15
Risanamento S.p.A. *	13,332	4

		30

Retailing 0.1%
Gruppo Coin S.p.A. *	2,930	10

Software & Services 0.0%
Tiscali S.p.A. *	11,519	6

Technology Hardware & Equipment 0.1%
Esprinet S.p.A.	991	7

Telecommunication Services 0.0%
Fastweb *	240	6

Transportation 0.2%
Alitalia S.p.A. (a)(b)	14,782	—
Ansaldo STS S.p.A.	529	8
Autostrada Torino-Milano S.p.A.	1,527	11
Gemina S.p.A. *	16,518	8
Societa Iniziative Autostradali e Servizi S.p.A.	990	6

		33

Utilities 0.2%
ACEA S.p.A.	961	12
Acegas-APS S.p.A.	674	5
Ascopiave S.p.A.	631	1
Enia S.p.A.	1,200	7
Iride S.p.A.	9,692	14

		39

		450

Japan 27.8%

Automobiles & Components 2.0%
Ahresty Corp.	2,000	7
Aichi Machine Industry Co., Ltd.	3,000	7
Aisan Industry Co., Ltd.	1,000	6
Akebono Brake Industry Co., Ltd.	1,000	5
F.C.C. Co., Ltd.	1,000	13
Futaba Industrial Co., Ltd.	6,000	27
Kanto Auto Works Ltd.	1,000	11
Kayaba Industry Co., Ltd.	6,000	11
Keihin Corp.	1,000	13
Koito Manufacturing Co., Ltd.	2,000	18
Mitsuba Corp. *	3,000	9
Musashi Seimitsu Industry Co., Ltd.	1,000	13
Nhk Spring Co. , Ltd.	4,000	19
Nippon Seiki Co., Ltd.	1,000	9
Nissan Shatai Co., Ltd.	1,000	6
Nissin Kogyo Co., Ltd.	1,000	11
Press Kogyo Co., Ltd.	6,000	11
Riken Corp.	2,000	5
Sanden Corp. *	6,000	14
Showa Corp.	3,000	14
Stanley Electric Co., Ltd.	2,000	28
Tachi-S Co., Ltd.	1,000	6
The Yokohama Rubber Co., Ltd.	3,000	13
Tokai Rika Co., Ltd.	1,000	13
Tokai Rubber Industries Ltd.	1,000	9
Topre Corp.	1,000	8
Toyo Tire & Rubber Co., Ltd. *	8,000	14
TS Tech Co., Ltd.	700	9
Unipres Corp.	1,000	7

		336

Banks 2.5%
Atrium Co., Ltd. *	5,000	7
Bank of The Ryukyus Ltd. *	1,000	8
Kansai Urban Banking Corp.	2,000	4
Kiyo Holdings, Inc.	7,000	8
Suruga Bank Ltd.	1,000	9
The 77 Bank Ltd.	3,000	15
The Aichi Bank Ltd.	100	7
The Akita Bank Ltd.	2,000	7
The Aomori Bank Ltd.	2,000	8
The Awa Bank Ltd.	2,000	11
The Bank of Iwate Ltd.	100	5
The Bank of Nagoya Ltd.	2,000	9
The Bank of Okinawa Ltd.	300	8
The Bank of Saga Ltd.	2,000	6
The Chiba Kogyo Bank Ltd. *	1,000	9
The Chugoku Bank Ltd.	1,000	13
The Chukyo Bank Ltd.	1,000	3
The Daisan Bank Ltd.	1,000	3
The Daishi Bank Ltd.	3,000	11
The Ehime Bank Ltd.	2,000	5
The Eighteenth Bank Ltd.	2,000	6
The Fukui Bank Ltd.	2,000	6
The Higashi-Nippon Bank Ltd.	2,000	5

12     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Higo Bank Ltd.	2,000	11
The Hokkoku Bank Ltd.	3,000	10
The Hokuetsu Bank Ltd.	3,000	5
The Hyakugo Bank Ltd.	2,000	10
The Hyakujushi Bank Ltd.	2,000	9
The Juroku Bank Ltd.	4,000	14
The Kagawa Bank Ltd.	1,000	4
The Kagoshima Bank Ltd.	2,000	13
The Keiyo Bank Ltd.	1,000	4
The Mie Bank Ltd.	1,000	3
The Minato Bank Ltd. *	4,000	5
The Miyazaki Bank Ltd.	1,000	4
The Musashino Bank Ltd.	400	11
The Nanto Bank Ltd.	2,000	10
The Nishi-Nippon City Bank Ltd.	8,000	16
The Ogaki Kyoritsu Bank Ltd.	3,000	13
The Oita Bank Ltd.	1,000	5
The San-in Godo Bank Ltd.	2,000	16
The Shiga Bank Ltd.	2,000	11
The Shikoku Bank Ltd.	2,000	7
The Tochigi Bank Ltd.	1,000	5
The Toho Bank Ltd.	2,000	7
The Tokyo Tomin Bank Ltd.	1,000	14
The Yamagata Bank Ltd.	1,000	5
The Yamanashi Chuo Bank Ltd.	1,000	5
Yamaguchi Financial Group, Inc.	2,000	19

		409

Capital Goods 5.2%
Aica Kogyo Co., Ltd.	1,000	9
Amano Corp.	1,000	8
Ando Corp.	5,000	7
Bando Chemical Industries Ltd.	2,000	5
Central Glass Co., Ltd.	4,000	15
Chiyoda Corp.	3,000	18
Chudenko Corp.	1,000	14
CKD Corp.	1,000	4
COMSYS Holdings Corp.	2,000	16
Dai-Dan Co., Ltd.	1,000	4
Daifuku Co., Ltd.	1,000	6
Ebara Corp. *	9,000	24
Fujitec Co., Ltd.	2,000	8
Fukuda Corp. *	2,000	3
Furukawa Co., Ltd.	6,000	6
Futaba Corp.	1,000	18
Glory Ltd.	1,000	18
GS Yuasa Corp.	2,000	13
Hitachi Cable Ltd.	4,000	11
Hitachi Plant Technologies Ltd.	2,000	8
Hitachi Zosen Corp. *	17,000	18
Inaba Denki Sangyo Co., Ltd.	400	8
Inabata & Co., Ltd.	4,000	11
Iseki & Co., Ltd. *	3,000	8
Iwatani Corp.	7,000	16
Japan Pulp & Paper Co., Ltd.	2,000	5
JGC Corp.	2,000	26
Kamei Corp.	2,000	9
Kandenko Co., Ltd.	1,000	6
Keihan Electric Railway Co., Ltd.	4,000	16
Kitz Corp.	2,000	6
Komori Corp.	1,000	9
Kumagai Gumi Co., Ltd. *	9,000	5
Kurita Water Industries Ltd.	1,000	24
Kuroda Electric Co., Ltd.	1,000	7
Kyowa Exeo Corp.	1,000	8
Kyudenko Corp.	1,000	6
Maeda Corp.	4,000	13
Maeda Road Construction Co., Ltd.	1,000	8
Makino Milling Machine Co., Ltd.	2,000	6
Meidensha Corp.	4,000	11
Minebea Co., Ltd.	5,000	19
Mitsui Engineering & Shipbuilding Co., Ltd.	11,000	23
Mori Seiki Co., Ltd.	1,000	10
Nabtesco Corp.	1,000	8
Nachi-Fujikoshi Corp.	4,000	7
NEC Networks & System Integration Corp.	1,000	9
Nichias Corp.	3,000	7
Nichiha Corp.	1,000	6
Nippo Corp.	1,000	8
Nippon Densetsu Kogyo Co., Ltd.	1,000	9
Nishimatsu Construction Co., Ltd.	12,000	10
Nishio Rent All Co., Ltd.	1,000	6
Nitto Boseki Co., Ltd.	5,000	10
Noritake Co., Ltd.	2,000	6
Noritz Corp.	1,000	13
OKUMA Corp.	2,000	9
Okumura Corp.	3,000	11
OSG Corp.	1,000	6
Penta-Ocean Construction Co., Ltd. *	9,000	11
Ryobi Ltd.	4,000	9
Sanki Engineering Co., Ltd.	1,000	7
Sankyo-Tateyama Holdings, Inc.	15,000	11
Sanwa Holdings Corp.	5,000	14
ShinMaywa Industries Ltd.	3,000	9
Sintokogio Ltd.	1,000	6
Sumitomo Mitsui Construction Co., Ltd. *	13,000	10
Swcc Showa Holdings Co., Ltd. *	6,000	4
Tadano Ltd.	1,000	4
Taihei Kogyo Co., Ltd.	1,000	3
Taikisha Ltd.	1,000	11
Takara Standard Co., Ltd.	1,000	6

     See financial notes.     13

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Takasago Thermal Engineering Co., Ltd.	1,000	8
Takuma Co., Ltd. *	2,000	3
Tekken Corp. *	6,000	6
The Japan Steel Works Ltd.	1,000	11
The Nippon Road Co., Ltd.	1,000	3
THK Co., Ltd.	1,000	14
TOA Corp.	6,000	7
Toda Corp.	6,000	20
Toenec Corp.	1,000	5
Tokyu Construction Co., Ltd. *	3,000	8
Toshiba Machine Co., Ltd.	1,000	3
Toshiba Plant Systems & Services Corp.	1,000	9
Toyo Construction Co., Ltd.	15,000	7
Toyo Engineering Corp.	2,000	6
Tsubakimoto Chain Co.	2,000	7
Ushio, Inc.	1,000	13
Yamazen Corp.	2,000	6
Yuasa Trading Co., Ltd.	12,000	12
Yurtec Corp.	1,000	5

		876

Commercial & Professional Supplies 0.4%
Arrk Corp. *	9,000	8
Kyodo Printing Co., Ltd.	2,000	4
Nissha Printing Co., Ltd.	400	12
Okamura Corp.	1,000	5
Radia Holdings, Inc. *	185	1
Sohgo Security Services Co., Ltd.	1,000	9
Temp Holdings Co., Ltd.	500	3
Toppan Forms Co., Ltd.	1,000	11
Uchida Yoko Co., Ltd.	2,000	5

		58

Consumer Durables & Apparel 1.5%
Alpine Electronics, Inc.	1,000	8
Arnest One Corp. *	4,000	7
Asics Corp.	1,000	6
Clarion Co., Ltd. *	5,000	5
Cleanup Corp.	1,000	4
Daikyo, Inc. *	10,000	12
Fujitsu General Ltd.	2,000	6
Funai Electric Co., Ltd.	400	11
Gunze Ltd.	3,000	10
Heiwa Corp.	1,000	9
Hitachi Koki Co., Ltd.	1,000	9
Juki Corp.	8,000	10
Kurabo Industries Ltd.	6,000	12
Misawa Homes Co., Ltd. *	5,000	15
Mitsui Home Co., Ltd.	1,000	4
Mizuno Corp.	2,000	8
Nisshinbo Holdings, Inc.	2,000	21
Onward Holdings Co., Ltd.	3,000	18
PanaHome Corp.	1,000	6
Sanyo Shokai Ltd.	2,000	7
Seiko Holdings Corp.	3,000	6
The Japan General Estate Co., Ltd. (a)(b)*	1,000	—
The Japan Wool Textile Co., Ltd.	1,000	6
Tokyo Style Co., Ltd.	1,000	7
Toyobo Co., Ltd.	12,000	19
Unitika Ltd. *	13,000	14
Wacoal Holdings Corp.	1,000	12

		252

Consumer Services 0.3%
Accordia Golf Co., Ltd.	7	4
H.I.S. Co., Ltd.	1,000	16
Pacific Golf Group International Holdings KK	2	1
Resorttrust, Inc.	1,000	9
Royal Holdings Co., Ltd.	1,000	10
Tokyo Dome Corp.	2,000	6
Yoshinoya Holdings Co., Ltd.	3	3
Zensho Co., Ltd.	1,000	5

		54

Diversified Financials 0.8%
Aeon Credit Service Co., Ltd.	1,000	11
Cedyna Financial Corp. *	5,550	10
Jaccs Co., Ltd.	7,000	15
Japan Securities Finance Co., Ltd.	2,000	11
Marusan Securities Co., Ltd.	1,000	6
Matsui Securities Co., Ltd.	1,000	7
Mizuho Investors Securities Co., Ltd. *	5,000	5
Monex Group, Inc.	11	3
NIS Group Co., Ltd. *	14,000	6
Okasan Securities Group, Inc.	2,000	7
Orient Corp. *	14,000	14
SBI Holdings, Inc.	128	15
SFCG Co., Ltd. (a)(b)	182,970	—
Shinko Securities Co., Ltd.	9,000	21
Tokai Tokyo Financial Holdings, Inc.	3,000	7

		138

Energy 0.2%
AOC Holdings, Inc.	2,000	12
Itohchu Enex Co., Ltd.	1,000	6
Mitsuuroko Co., Ltd.	1,000	6
San-Ai Oil Co., Ltd.	2,000	7
Sinanen Co., Ltd.	1,000	5

		36

14     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Food & Staples Retailing 0.8%
Arcs Co., Ltd.	1,000	12
Circle K Sunkus Co., Ltd.	1,000	14
FamilyMart Co., Ltd.	1,000	28
Heiwado Co., Ltd.	1,000	11
Inageya Co., Ltd.	1,000	9
Izumiya Co., Ltd.	2,000	11
Kasumi Co., Ltd.	1,000	4
Life Corp.	1,000	16
Okuwa Co., Ltd.	1,000	11
The Maruetsu, Inc.	1,000	4
Valor Co., Ltd.	1,000	8

		128

Food, Beverage & Tobacco 2.3%
Coca-Cola Central Japan Co., Ltd.	500	6
Coca-Cola West Holdings Co., Ltd.	1,000	16
Ezaki Glico Co., Ltd.	1,000	9
Fuji Oil Co., Ltd.	1,000	10
House Foods Corp.	1,000	14
Ito En Ltd.	1,000	12
Itoham Foods, Inc.	3,000	9
J-Oil Mills, Inc.	1,000	3
Kagome Co., Ltd.	1,000	15
Kikkoman Corp.	2,000	18
Marudai Food Co., Ltd.	3,000	7
Maruha Nichiro Holdings, Inc.	14,000	18
MEIJI Holdings Co., Ltd. *	1,500	46
Mikuni Coca-Cola Bottling Co., Ltd.	1,000	8
Morinaga & Co., Ltd.	4,000	8
Morinaga Milk Industry Co., Ltd.	5,000	15
Nichirei Corp.	5,000	17
Nippon Flour Mills Co., Ltd.	2,000	8
Nippon Suisan Kaisha Ltd.	7,000	20
Nissin Food Products Co., Ltd.	1,000	27
Prima Meat Packers Ltd.	8,000	9
Q.P. Corp.	1,000	10
Sapporo Holdings Ltd.	4,000	17
Showa Sangyo Co., Ltd.	1,000	3
Snow Brand Milk Products Co., Ltd.	3,000	7
Starzen Co., Ltd.	1,000	2
Takara Holdings, Inc.	2,000	10
The Nisshin Oillio Group Ltd.	2,000	8
Toyo Suisan Kaisha Ltd.	1,000	20
Yakult Honsha Co., Ltd.	1,000	17

		389

Health Care Equipment & Services 0.2%
Hitachi Medical Corp.	1,000	8
Nipro Corp.	1,000	14
Toho Pharmaceutical Co., Ltd.	1,000	10
Vital Ksk Holdings, Inc. *	1,000	5

		37

Household & Personal Products 0.3%
Aderans Holdings Co., Ltd.	1,000	10
Fancl Corp.	1,000	11
Kobayashi Pharmaceutical Co., Ltd.	300	10
Lion Corp.	2,000	9
Unicharm Corp.	200	14

		54

Insurance 0.1%
The Fuji Fire & Marine Insurance Co., Ltd. *	8,000	8

Materials 3.8%
Adeka Corp.	2,000	13
Aichi Steel Corp.	2,000	7
Air Water, Inc.	2,000	17
Chuetsu Pulp & Paper Co., Ltd.	1,000	3
Daicel Chemical Industries, Ltd.	2,000	8
Daido Steel Co., Ltd.	6,000	20
Daiken Corp.	3,000	5
Dainichiseika Color & Chemical Mfg. Co., Ltd.	1,000	2
Daio Paper Corp.	2,000	18
Denki Kagaku Kogyo Kabushiki Kaisha	11,000	24
Dowa Holdings Co., Ltd.	6,000	24
Furukawa-Sky Aluminum Corp.	4,000	7
Godo Steel Ltd.	3,000	8
Hokkan Holdings Ltd.	1,000	2
Hokuetsu Paper Mills Ltd.	2,000	9
Ishihara Sangyo Kaisha Ltd. *	4,000	3
Kansai Paint Co., Ltd.	2,000	11
Kureha Corp.	2,000	9
Kurimoto Ltd. *	5,000	4
Kyoei Steel Ltd.	1,000	20
Lintec Corp.	1,000	14
Maruichi Steel Tube Ltd.	1,000	20
Mitsubishi Paper Mills Ltd.	8,000	12
Mitsubishi Steel Mfg. Co., Ltd.	2,000	4
Nakayama Steel Works Ltd.	4,000	9
Nifco, Inc.	1,000	13
Nippon Coke & Engineering Co.	2,000	2
Nippon Kayaku Co., Ltd.	2,000	11
Nippon Light Metal Co., Ltd. *	14,000	13
Nippon Metal Industry Co., Ltd.	2,000	3
Nippon Paint Co., Ltd.	3,000	11
Nippon Shokubai Co., Ltd.	2,000	12
Nippon Soda Co., Ltd.	2,000	7

     See financial notes.     15

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Nippon Yakin Kogyo Co., Ltd.	2,000	7
Nissan Chemical Industries Ltd.	2,000	17
Nittetsu Mining Co., Ltd.	1,000	3
Nof Corp.	2,000	7
Pacific Metals Co., Ltd.	2,000	13
Rengo Co., Ltd.	3,000	15
Sakai Chemical Industry Co., Ltd.	2,000	6
Sakata Inx Corp.	1,000	3
Sanyo Chemical Industries Ltd.	1,000	5
Sanyo Special Steel Co., Ltd.	2,000	7
Shin-Etsu Polymer Co., Ltd.	1,000	5
Sumitomo Bakelite Co., Ltd.	3,000	12
Sumitomo Light Metal Industries Ltd. *	13,000	12
Sumitomo Osaka Cement Co., Ltd.	6,000	13
Taiyo Nippon Sanso Corp.	3,000	21
Takasago International Corp.	1,000	5
Toagosei Co., Ltd.	4,000	10
Toho Zinc Co., Ltd.	1,000	3
Tokai Carbon Co., Ltd.	1,000	4
Tokuyama Corp.	3,000	18
Tokyo Ohka Kogyo Co., Ltd.	1,000	17
Tokyo Steel Manufacturing Co., Ltd.	2,000	20
Tomoku Co., Ltd.	3,000	5
Topy Industries Ltd.	7,000	11
Toyo Ink Mfg. Co., Ltd.	5,000	11
Toyo Kohan Co., Ltd.	1,000	4
Yamato Kogyo Co., Ltd.	300	7
Yodogawa Steel Works Ltd.	2,000	9
Zeon Corp.	5,000	15

		630

Media 0.4%
Asatsu-DK, Inc.	1,000	17
Avex Group Holdings, Inc.	1,000	9
Kadokawa Group Holdings, Inc.	500	10
Shochiku Co., Ltd.	1,000	7
Toei Co., Ltd.	1,000	4
Toho Co., Ltd.	1,000	13
TV Asahi Corp.	3	4

		64

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Dainippon Sumitomo Pharma Co., Ltd.	1,000	8
Kaken Pharmaceutical Co., Ltd.	1,000	9
Mochida Pharmaceutical Co., Ltd.	1,000	9
Rohto Pharmaceutical Co., Ltd.	1,000	9
Shionogi & Co., Ltd.	1,000	17

		52

Real Estate 0.2%
Daibiru Corp.	1,000	7
Iida Home Max	1,000	4
Joint Corp. *	4,000	6
NTT Urban Development Corp.	9	7
Tokyo Tatemono Co., Ltd.	5,000	17

		41

Retailing 1.9%
Aoyama Trading Co., Ltd.	1,000	14
Belluna Co., Ltd.	1,000	3
Best Denki Co., Ltd.	3,000	9
Chiyoda Co., Ltd.	1,000	14
Chori Co., Ltd.	5,000	5
Culture Convenience Club Co., Ltd.	1,000	6
DCM Japan Holdings Co., Ltd.	1,000	5
Don Quijote Co., Ltd.	1,000	15
Duskin Co., Ltd.	1,000	16
EDION Corp.	5,000	24
GEO Corp.	10	6
H2O Retailing Corp.	2,000	13
Izumi Co., Ltd.	1,000	11
Joshin Denki Co., Ltd.	1,000	5
K’s Holdings Corp.	1,000	18
Kato Sangyo Co., Ltd.	1,000	14
Keiyo Co., Ltd.	1,000	5
Kohnan Shoji Co., Ltd.	1,000	9
Kojima Co., Ltd.	3,000	11
Komeri Co., Ltd.	1,000	21
Nice Holdings, Inc.	5,000	7
Nissen Holdings Co., Ltd.	1,000	4
Parco Co., Ltd.	1,000	7
Paris Miki Holdings, Inc.	1,000	9
Ryohin Keikaku Co., Ltd.	300	11
Shimachu Co., Ltd.	1,000	17
Shimamura Co., Ltd.	200	14
T-Gaia Corp.	5	6
USS Co., Ltd.	200	9
Yokohama Reito Co., Ltd.	1,000	6

		314

Semiconductors & Semiconductor Equipment 0.3%
Sanken Electric Co., Ltd.	4,000	12
Shinko Electric Industries Co., Ltd.	1,000	10
Tokyo Seimitsu Co., Ltd.	1,000	12
ULVAC, Inc.	300	6
USC Corp.	1,000	8

		48

Software & Services 1.1%
CSK Holdings Corp. *	8,000	42
eAccess Ltd.	12	8

16     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Fuji Soft, Inc.	1,000	14
ITOCHU Techno-Solutions Corp.	400	9
Konami Corp.	1,000	15
NEC Fielding Ltd.	1,000	10
Nihon Unisys Ltd.	1,000	6
Nomura Research Institute Ltd.	1,000	18
OBIC Co., Ltd.	40	5
OTSUKA Corp.	200	8
Square Enix Holdings Co., Ltd.	300	5
Tecmo Koei Holdings Co., Ltd. *	1,000	7
Trans Cosmos, Inc. *	1,000	6
Trend Micro, Inc.	1,000	31

		184

Technology Hardware & Equipment 2.0%
Anritsu Corp.	2,000	7
Cmk Corp.	1,000	5
Dainippon Screen Mfg. Co., Ltd. *	5,000	11
Hamamatsu Photonics K.K.	1,000	20
Hirose Electric Co., Ltd.	200	21
Hitachi Kokusai Electric, Inc.	1,000	6
Hitachi Maxell Ltd.	1,000	10
Hosiden Corp.	1,000	12
Japan Aviation Electronics Industry Ltd.	1,000	5
Japan Radio Co., Ltd.	4,000	8
Kaga Electronics Co., Ltd.	1,000	9
Mabuchi Motor Co., Ltd.	500	23
Marubun Corp.	2,000	5
Mitsumi Electric Co., Ltd.	1,000	17
Nichicon Corp.	1,000	10
Nidec Sankyo Corp.	1,000	4
Nippon Chemi-Con Corp.	3,000	7
Ryoden Trading Co., Ltd.	1,000	4
Ryosan Co., Ltd.	1,000	21
Ryoyo Electro Corp.	1,000	8
Sanshin Electronics Co., Ltd.	1,000	6
Satori Electric Co., Ltd.	1,000	5
Shimadzu Corp.	2,000	12
Shinko Shoji Co., Ltd.	1,000	6
Star Micronics Co., Ltd.	1,000	8
Taiyo Yuden Co., Ltd.	2,000	15
Topcon Corp.	1,000	5
Toshiba Tec Corp.	3,000	11
Uniden Corp. *	2,000	6
Yamatake Corp.	1,000	17
YASKAWA Electric Corp.	2,000	9
Yokogawa Electric Corp.	4,000	21

		334

Transportation 1.1%
Daiichi Chuo Kisen Kaisha	2,000	5
Fukuyama Transporting Co., Ltd.	1,000	4
Hitachi Transport System Ltd.	1,000	10
Iino Kaiun Kaisha Ltd.	1,000	5
Japan Airport Terminal Co., Ltd.	1,000	10
Kamigumi Co., Ltd.	2,000	13
Kanagawa Chuo Kotsu Co., Ltd.	1,000	5
Keihin Electric Express Railway Co., Ltd.	2,000	15
Keisei Electric Railway Co., Ltd.	3,000	14
Mitsubishi Logistics Corp.	1,000	10
Mitsui-Soko Co., Ltd.	2,000	7
Nippon Konpo Unyu Soko Co., Ltd.	1,000	8
Nishi-Nippon Railroad Co., Ltd.	4,000	15
Nissin Corp.	2,000	4
Sagami Railway Co., Ltd.	3,000	12
Sankyu, Inc.	5,000	15
Seino Transportation Co., Ltd.	4,000	22
Senko Co., Ltd.	2,000	5
Shinwa Kaiun Kaisha Ltd.	1,000	3
The Sumitomo Warehouse Co., Ltd.	2,000	7
Tonami Transportation Co., Ltd.	1,000	2

		191

Utilities 0.1%
Saibu Gas Co., Ltd.	2,000	5
Shizuoka Gas Co., Ltd.	1,000	6
Tokai Corp.	1,000	3

		14

		4,647

Liechtenstein 0.1%

Banks 0.1%
Liechtensteinische Landesbank AG	221	11

Diversified Financials 0.0%
Verwaltungs-und Privat-Bank AG	96	7

		18

Luxembourg 0.2%

Real Estate 0.1%
Gagfah S.A.	1,484	9

Telecommunication Services 0.1%
COLT Telecom Group S.A. *	11,796	17

Transportation 0.0%
Logwin AG *	5,563	9

		35

Mauritius 0.1%

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	85,554	21

     See financial notes.     17

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Netherlands 3.0%

Capital Goods 0.6%
Aalberts Industries N.V.	1,494	11
Arcadis N.V.	572	9
Draka Holdings N.V. *	1,114	12
Eriks Group N.V., CVA	90	3
Heijmans N.V., CVA *	3,461	22
Imtech N.V.	1,109	17
Koninklijke Boskalis Westminster N.V., CVA	459	11
Wavin N.V.	4,678	13

		98

Commercial & Professional Supplies 0.1%
USG People N.V.	1,127	11

Consumer Durables & Apparel 0.2%
Koninklijke Ten Cate N.V.	400	8
TomTom N.V. *	3,756	24

		32

Diversified Financials 0.1%
Kardan N.V.	2,733	10

Energy 0.3%
Fugro N.V., CVA	738	27
SBM Offshore N.V.	1,322	21

		48

Food & Staples Retailing 0.2%
Sligro Food Group N.V.	380	8
Super De Boer *	4,425	18

		26

Food, Beverage & Tobacco 0.4%
CSM	2,282	29
Koninklijike Wessanen N.V.	2,109	10
Nutreco Holding N.V.	623	21

		60

Health Care Equipment & Services 0.1%
Mediq N.V.	1,754	17

Materials 0.0%
AMG Advanced Metallurgical Group N.V. *	748	4

Media 0.0%
Telegraaf Media Groep N.V.	381	5

Real Estate 0.4%
Eurocommercial Properties N.V., CVA	564	17
Nieuwe Steen Investments N.V.	550	8
Vastned Offices/Industrial N.V.	746	9
VastNed Retail N.V.	269	12
Wereldhave N.V.	369	25

		71

Retailing 0.0%
Macintosh Retail Group N.V.	550	6

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V. *	1,367	16

Software & Services 0.0%
Exact Holding N.V.	160	3

Technology Hardware & Equipment 0.4%
Gemalto N.V. *	567	18
Oce N.V.	8,779	55

		73

Transportation 0.1%
Koninklijke Vopak N.V.	205	9
Smit Internationale N.V.	109	6

		15

		495

New Zealand 0.6%

Consumer Durables & Apparel 0.0%
Fisher & Paykel Appliances Holdings Ltd.	26,398	7

Consumer Services 0.1%
Sky City Entertainment Group Ltd.	7,207	11

Materials 0.1%
Nufarm Ltd.	1,639	16

Media 0.0%
Sky Network Television Ltd.	2,512	6

Real Estate 0.0%
AMP NZ Office Trust	352	—
Goodman Property Trust	1,154	1
Kiwi Income Property Trust	12,956	6

		7

Retailing 0.1%
The Warehouse Group Ltd.	4,231	9

Transportation 0.2%
Air New Zealand Ltd.	29,360	17
Auckland International Airport Ltd.	13,938	13

		30

Utilities 0.1%
Contact Energy Ltd.	4,028	13
Vector Ltd.	7,288	9

		22

		108

18     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Norway 1.4%

Banks 0.1%
Sparebanken 1 SMN	1,707	8
Sparebanken Rogaland	1,827	6

		14

Capital Goods 0.1%
Renewable Energy Corp. A/S *	1,667	15
Veidekke A.S.A.	2,051	10

		25

Consumer Durables & Apparel 0.0%
Ekornes A.S.A.	579	7

Diversified Financials 0.1%
ABG Sundal Collier Holding A.S.A. *	8,833	7
Acta Holding A.S.A.	27,180	9

		16

Energy 0.4%
DNO International A.S.A. *	10,765	9
DOF A.S.A.	1,003	5
Fred. Olsen Energy A.S.A.	341	11
Petroleum Geo-Services A.S.A. *	4,293	21
Solstad Offshore A.S.A.	170	2
Subsea 7, Inc. *	1,738	13
TGS Nopec Geophysical Co., A.S.A. *	722	5

		66

Food, Beverage & Tobacco 0.3%
Austevoll Seafood A.S.A.	2,666	8
Cermaq A.S.A.	1,681	10
Leroy Seafood Group A.S.A.	660	7
Marine Harvest *	41,875	19

		44

Media 0.1%
Schibsted A.S.A.	1,563	16

Real Estate 0.1%
Norwegian Property A.S.A.	8,489	10

Software & Services 0.1%
Atea A.S.A.	1,805	6
EDB Business Partner A.S.A.	2,462	5

		11

Technology Hardware & Equipment 0.0%
Tandberg A.S.A.	389	6

Transportation 0.1%
Camillo Eitzen & Co., A.S.A.	2,778	4
Eitzen Chemical A.S.A. *	5,209	3
Stolt-Nielsen S.A.	1,364	12

		19

		234

Portugal 0.7%

Banks 0.0%
Banif, SGPS, S.A. — Reg’d	5,376	8

Capital Goods 0.2%
Mota-Engil, SGPS, S.A. *	3,059	13
Teixeira Duarte-Engenharia e Construcoes S.A.	12,166	12

		25

Materials 0.3%
Portucel-Empresa Produtora de Pasta e Papel S.A.	6,134	13
Semapa — Sociedade de Investimento e Gestao, SGPS, S.A.	993	8
Sonae Industria-SGPS, S.A.	7,155	23

		44

Media 0.1%
Zon Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS S.A.	1,997	11

Retailing 0.0%
SAG GEST — Solucos Automovel Globais, SGPS, S.A.	3,007	4

Telecommunication Services 0.1%
SONAECOM — SGPS, S.A. *	7,558	19

		111

Singapore 2.0%

Capital Goods 0.2%
Cosco Corp.(Singapore) Ltd.	8,431	6
Haw Par Corp., Ltd.	2,000	5
Hong Leong Asia Ltd.	18,000	9
SembCorp Marine Ltd.	6,048	8

		28

Consumer Services 0.0%
Hotel Properties Ltd.	9,000	6

Diversified Financials 0.2%
First Ship Lease Trust	18,000	5
Kim Eng Holdings Ltd.	7,120	7
Singapore Exchange Ltd.	6,000	25

		37

Food & Staples Retailing 0.1%
Olam International Ltd.	11,000	13

     See financial notes.     19

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Food, Beverage & Tobacco 0.1%
Cerebos Pacific Ltd.	2,000	4
Indofood Agri Resources Ltd. *	17,000	10

		14

Health Care Equipment & Services 0.0%
Parkway Holdings Ltd.	5,866	5

Real Estate 0.8%
Allgreen Properties Ltd.	27,000	10
Ascendas Real Estate Investment Trust (A-REIT)	13,000	12
CapitaCommercial Trust	26,000	15
CapitaMall Trust	27,000	23
CDL Hospitality Trusts	17,000	7
Fortune REIT	13,000	5
Guocoland Ltd.	3,000	2
K-REIT Asia	5,000	2
Keppel Land Ltd.	8,000	9
Mapletree Logistics Trust	15,000	4
Singapore Land Ltd.	3,000	7
UOL Group Ltd. *	11,000	17
Wing Tai Holdings Ltd.	14,000	8
Yanlord Land Group Ltd.	7,000	7

		128

Semiconductors & Semiconductor Equipment 0.1%
Chartered Semiconductor Manufacturing Ltd. *	125,000	14
STATS ChipPAC Ltd. *	16,000	5

		19

Technology Hardware & Equipment 0.1%
Venture Corp., Ltd.	4,000	16

Telecommunication Services 0.1%
MobileOne Ltd.	8,000	8
StarHub Ltd.	6,000	7

		15

Transportation 0.3%
ComfortDelGro Corp., Ltd.	22,000	21
SIA Engineering Co., Ltd.	3,205	4
Singapore Airport Terminal Services Ltd.	5,749	5
Singapore Post Ltd.	17,000	9
SMRT Corp., Ltd.	7,000	7

		46

		327

Spain 2.1%

Banks 0.3%
Banco de Valencia S.A.	768	7
Banco Pastor S.A.	3,140	21
Bankinter S.A.	1,578	19

		47

Capital Goods 0.2%
Abengoa S.A.	773	13
Construcciones Y Auxiliar De Ferrocarriles S.A.	8	3
Fluidra S.A.	67	—
Obrascon Huarte Lain S.A.	1,287	17
Uralita S.A.	955	6

		39

Commercial & Professional Supplies 0.0%
Prosegur, Compania de Seguridad S.A. — Reg’d	241	7

Consumer Durables & Apparel 0.0%
La Seda de Barcelona S.A., Class B *	15,006	7

Consumer Services 0.2%
Codere S.A. *	586	4
NH Hoteles S.A.	3,791	18
Sol Melia S.A.	1,952	10

		32

Diversified Financials 0.2%
Bolsas y Mercados Espanoles	590	16
Corporacion Financiera Alba S.A.	434	19

		35

Energy 0.1%
Tecnicas Reunidas S.A.	259	9

Food, Beverage & Tobacco 0.2%
Campofrio Food Group S.A.	496	5
Ebro Puleva S.A.	1,913	27
Pescanova S.A.	142	5
Sos Cuetara S.A.	566	3

		40

Insurance 0.1%
Grupo Catalana Occidente S.A.	947	14

Materials 0.2%
Cementos Portland Valderrivas S.A.	346	11
Cie Automotive S.A.	1,169	5
Ercros S.A. *	19,097	4
Grupo Empresarial Ence S.A.	2,934	10
Tubos Reunidos S.A.	1,698	4

		34

Media 0.2%
Antena 3 de Television S.A.	1,933	11

20     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Promotora de Informaciones S.A. (Prisa) *	5,970	16
Vocento S.A.	2,549	14

		41

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A.	426	8
Laboratorios Almirall S.A.	933	8

		16

Real Estate 0.1%
Parquesol Inmobiliaria S.A.	172	1
Realia Business S.A.	2,930	9

		10

Software & Services 0.1%
Indra Sistemas S.A.	785	15

Transportation 0.1%
Cintra Concesiones de Infraestructuras de Transporte S.A. *	2,458	13

		359

Sweden 3.1%

Capital Goods 1.2%
Alfa Laval AB	2,327	21
Cardo AB	409	9
Haldex AB *	1,506	8
Hexagon AB, Class B	2,554	19
Lindab International AB	1,705	15
Peab AB	3,764	16
Saab AB, Class B	2,247	15
Trelleborg AB, B Shares *	24,731	101

		204

Commercial & Professional Supplies 0.1%
Intrum Justitia AB	319	3
Niscayah Group AB	10,292	13

		16

Consumer Durables & Apparel 0.1%
JM AB *	1,973	14

Diversified Financials 0.2%
D. Carnegie & Co. AB (a)(b)*	851	—
Investment AB Oresund	771	8
Ratos AB, B Shares	1,752	30

		38

Energy 0.1%
Lundin Petroleum AB *	2,382	15

Food & Staples Retailing 0.1%
Axfood AB	574	12
Hakon Invest AB	802	8

		20

Food, Beverage & Tobacco 0.1%
AarhusKarlshamn AB	383	5
Swedish Match AB	1,196	17

		22

Health Care Equipment & Services 0.1%
Getinge AB, Class B	1,875	22

Materials 0.1%
Billerud *	2,869	14

Media 0.5%
Eniro AB	20,015	44
Modern Times Group MTG AB, B Shares	1,422	39

		83

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	896	6

Real Estate 0.3%
Castellum AB	886	6
Fabege AB	4,477	19
Hufvudstaden AB, A Shares	925	5
Klovern AB	1,542	3
Kungsleden AB	2,748	14
Lennart Wallenstam Byggnads AB, B Shares	649	7

		54

Retailing 0.1%
Nobia AB *	4,725	18

		526

Switzerland 3.6%

Automobiles & Components 0.1%
Rieter Holding AG — Reg’d	119	18

Banks 0.3%
Banque Cantonale Vaudoise — Reg’d *	36	12
Basler Kantonalbank	142	14
Gottex Fund Management Holdings Ltd.	1,635	9
St. Galler Kantonalbank — Reg’d *	20	7

		42

Capital Goods 0.9%
Bobst Group AG	283	7
Bucher Industries AG — Reg’d	116	10
Daetwyler Holding AG	157	5
Geberit AG — Reg’d	226	24

     See financial notes.     21

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Georg Fischer AG — Reg’d *	163	27
Implenia AG *	376	9
Kaba Holding AG, Class B — Reg’d	34	7
OC Oerlikon Corp. AG — Reg’d *	580	33
Sulzer AG — Reg’d	427	23

		145

Consumer Durables & Apparel 0.1%
AFG Arbonia-Forster Holding AG *	67	1
Forbo Holding AG — Reg’d *	58	10
Metall Zug AG	2	3

		14

Consumer Services 0.1%
Kuoni Reisen Holding AG — Reg’d	36	10

Diversified Financials 0.4%
Athris Holding AG *	5	4
Bank Sarasin & Cie AG Class B — Reg’d *	294	7
Compagnie Financiere Tradition	78	7
EFG International AG *	1,584	19
Partners Group Holding AG	100	9
Vontobel Holding AG — Reg’d	642	14

		60

Food, Beverage & Tobacco 0.3%
Aryzta AG *	553	16
Barry Callebaut AG — Reg’d *	15	7
Bell Holding AG — Reg’d	5	6
Emmi AG — Reg’d	51	5
Lindt & Spruengli AG	3	5
Lindt & Spruengli AG — Reg’d	1	19

		58

Health Care Equipment & Services 0.3%
Galenica AG — Reg’d	31	9
Nobel Biocare Holding AG — Reg’d	545	11
Sonova Holding AG — Reg’d	242	16
Straumann Holding AG — Reg’d	41	7

		43

Insurance 0.0%
Schweizerische Naional-Versicherungs-Gesellschaft — Reg’d	18	8

Materials 0.3%
EMS-Chemie Holding AG — Reg’d	196	15
Schmolz & Bickenbach AG — Reg’d	955	19
Sika AG	19	17

		51

Media 0.0%
PubliGroupe S.A. — Reg’d	131	8

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Actelion Ltd. — Reg’d *	154	7
BB Medtech AG	549	18
Lonza Group AG — Reg’d	210	19

		44

Real Estate 0.2%
Allreal Holding AG — Reg’d	47	5
Jelmoli Holding AG — Reg’d	25	8
PSP Swiss Property AG — Reg’d *	303	14
Swiss Prime Site AG — Reg’d *	164	8

		35

Retailing 0.1%
Charles Vogele Holding AG *	194	5
Valora Holding AG — Reg’d	74	13

		18

Semiconductors & Semiconductor Equipment 0.0%
Micronas Semiconductor Holding AG — Reg’d *	1,887	6

Technology Hardware & Equipment 0.2%
Kudelski S.A. *	223	3
Logitech International S.A. — Reg’d *	1,880	25

		28

Transportation 0.0%
Flughafen Zuerich AG — Reg’d *	26	6

Utilities 0.0%
Romande Energie Holding S.A. — Reg’d	4	7

		601

United Kingdom 14.3%

Banks 0.1%
Paragon Group Cos. plc	17,679	17

Capital Goods 2.9%
Ashtead Group plc	30,390	28
Bodycote plc	7,141	15
BSS Group plc	1,767	8
Carillion plc	6,578	26
Charter International plc	3,177	26
Cobham plc	7,332	19
Cookson Group plc	138,015	39
Fenner plc	3,812	5
Galliford Try plc	18,391	15
IMI plc	6,460	34
Interserve plc	4,990	15

22     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Keller Group plc	938	8
Kier Group plc	845	12
Meggitt plc	13,870	37
Melrose plc	5,448	8
Morgan Crucible Co. plc	7,107	12
Morgan Sindall plc	654	6
Qinetiq Group plc	7,268	14
SIG plc	46,073	109
Speedy Hire plc	2,473	9
Spirax-Sarco Engineering plc	652	8
The Weir Group plc	3,297	23
Ultra Electronics Holdings plc	341	6
VT Group plc	1,335	9

		491

Commercial & Professional Supplies 1.3%
Aggreko plc	2,129	18
Babcock International Group plc	1,300	8
Capita Group plc	2,233	22
De La Rue plc	862	12
Hays plc	29,082	39
Homeserve plc	388	7
Intertek Group plc	790	12
Michael Page International plc	2,379	10
Mitie Group plc	3,195	10
Regus plc	6,918	8
Serco Group plc	3,308	18
Shanks Group plc	10,593	15
The Davis Service Group plc	7,168	28
WS Atkins plc	1,436	13

		220

Consumer Durables & Apparel 0.7%
Bellway plc	3,150	33
Bovis Homes Group plc	2,703	18
Burberry Group plc	5,001	30
Redrow plc *	6,421	19
The Berkeley Group Holdings plc *	1,196	17

		117

Consumer Services 0.5%
Greene King plc	3,096	28
J.D. Wetherspoon plc	1,781	11
Luminar Group Holdings plc	3,378	7
Marston’s plc	10,667	27
Millennium & Copthorne Hotels plc	2,724	9
Restaurant Group plc	3,211	7

		89

Diversified Financials 1.3%
Aberdeen Asset Management plc	8,246	16
Ashmore Group plc	5,365	18
Cattles plc (a)(b)	247,655	25
Close Brothers Group plc	3,581	33
Collins Stewart plc	4,329	6
F&C Asset Management plc	8,564	10
IG Group Holdings plc	2,093	7
Intermediate Capital Group plc	5,785	41
International Personal Finance	6,196	13
Provident Financial plc	2,104	26
Tullett Prebon plc	5,220	21

		216

Energy 0.7%
Cairn Energy plc *	248	8
Dana Petroleum plc *	471	9
Hunting plc	2,181	15
John Wood Group plc	3,395	12
Petrofac Ltd.	880	7
Premier Oil plc *	791	12
Tullow Oil plc	1,792	21
UK Coal plc *	3,522	6
Venture Production plc	2,172	26

		116

Food, Beverage & Tobacco 0.4%
Britvic plc	3,494	13
Dairy Crest Group plc	4,765	22
Greggs plc	128	7
Northern Foods plc	16,661	15
Robert Wiseman Dairies plc	1,203	6

		63

Health Care Equipment & Services 0.1%
Southern Cross Healthcare Ltd.	4,351	7
SSL International plc	898	6

		13

Household & Personal Products 0.1%
McBride plc	3,663	7
PZ Cussons plc	2,447	6

		13

Insurance 0.4%
Admiral Group plc	812	11
Beazley Group plc	4,967	8
Brit Insurance Holdings plc	7,810	21
Chaucer Holdings plc	6,992	4
Jardine Lloyd Thompson Group plc	1,805	12
St. James’s Place plc	1,700	4

		60

Materials 0.5%
Croda International plc	1,058	8

     See financial notes.     23

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
DS Smith plc	21,350	24
Elementis plc	4,736	2
Filtrona plc	2,954	5
Hochschild Mining plc	1,136	4
Marshalls plc	7,661	13
Peter Hambro Mining plc	2,095	20
Yule Catto & Co. plc	8,572	8

		84

Media 0.6%
Euromoney Institutional Investor plc	1,319	5
Informa plc	6,847	30
Johnston Press plc *	168,758	30
St. Ives plc	10,871	10
Taylor Nelson Sofres plc	5,062	20

		95

Real Estate 0.8%
Big Yellow Group plc	1,792	7
Brixton plc	23,737	10
CLS Holdings plc *	1,351	6
Daejan Holdings plc	187	6
Derwent London plc	2,577	32
Grainger plc	3,520	9
Great Portland Estates plc	2,703	12
Invista Foundation Property Trust Ltd.	23,631	11
Mapeley Ltd. (b)	2,199	6
Minerva plc *	7,823	1
Savills plc	1,712	7
Shaftesbury plc	1,665	9
St. Modwen Properties plc	1,983	5
Workspace Group plc	32,822	7

		128

Retailing 1.2%
Carpetright plc	823	7
Debenhams plc	26,845	36
Findel plc	4,827	11
Galiform plc	34,703	16
GAME GROUP plc	3,074	9
Halfords Group plc	3,038	15
Headlam Group plc	1,578	6
HMV Group plc	11,676	25
JJB Sports plc	63,687	23
Mothercare plc	1,048	6
N Brown Group plc	2,531	9
Smiths News plc	10,504	15
Sports Direct International	10,640	11
WH Smith plc	2,593	16
Woolworths Group plc (a)(b)*	165,675	—

		205

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	6,075	10
CSR plc *	2,006	8

		18

Software & Services 0.5%
Autonomy Corp. plc *	900	19
Computacenter plc	6,290	14
Dimension Data Holdings plc	38,722	29
Misys plc	6,751	13
Xchanging plc	235	1

		76

Technology Hardware & Equipment 0.7%
Electrocomponents plc	15,711	37
Halma plc	3,645	10
Laird plc	14,037	32
Premier Farnell plc	5,747	13
Spectris plc	1,295	11
TT electronics plc	17,074	7

		110

Telecommunication Services 0.1%
Inmarsat plc	2,407	17
KCOM Group plc	22,007	9

		26

Transportation 1.0%
Air Berlin plc *	1,903	10
BBA Aviation plc	22,787	35
Forth Ports plc	324	5
Go-Ahead Group plc	1,192	22
Northgate plc	28,276	61
Stagecoach Group plc	9,682	19
Wincanton plc	9,870	23

		175

Utilities 0.3%
Northumbrian Water Group plc	5,055	17
Pennon Group plc	5,242	34

		51

		2,383

United States 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Perrigo Co.	320	9

Total Common Stock
(Cost $20,069)		16,266

24     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Other Investment Companies 0.7% of net assets

Canada 0.1%
CML Healthcare Income Fund	770	8

United States 0.6%
iShares MSCI EAFE Index Fund	2,500	105

Total Other Investment Companies
(Cost $105)		113

Preferred Stock 0.4% of net assets

Germany 0.4%

Capital Goods 0.1%
Jungheinrich AG	1,084	13

Consumer Durables & Apparel 0.1%
Hugo Boss AG	1,095	22

Healthcare — Services 0.1%
Draegerwerk AG & Co. KGAA	332	8

Materials 0.1%
Dyckerhoff AG	238	13
Fuchs Petrolub AG	105	5

		18

Transportation 0.0%
Sixt AG	584	8

Total Preferred Stock
(Cost $94)		69

Rights 0.3% of net assets

Denmark 0.0%

Consumer Durables & Apparel 0.0%
Bang & Olufsen A/S *	658	2

Spain 0.0%

Banks 0.0%
Banco de Valencia S.A. *	768	—

Sweden 0.3%

Capital Goods 0.3%
Trelleborg AB *	16,612	44

Total Rights
(Cost $5)		46

Warrants 0.0% of net assets

Bermuda 0.0%

Capital Goods 0.0%
PYI Corp. *	3,333	—

Hong Kong 0.0%

Energy 0.0%
HK Energy	527	—
HKC Holdings (a)	7,600	—

Total Other Investment Companies
(Cost $—)		—

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.4% of net assets

Commercial Paper & Other Obligation 0.4%
Citibank, New York Time Deposit 0.03%, 05/01/09	75	75

Total Short-Term Investment
(Cost $75)		75

End of Investments.

(All dollar amounts are x 1,000)

At of 04/30/09, the tax basis cost of the fund’s investments was $20,872, and the unrealized appreciation and depreciation were $423 and ($4,726), respecitively, with a net unrealized depreciation of ($4,303).

As of 04/30/09, the prices of certain foreign securities held by the fund aggregating $14,924 were adjusted from their market prices following the guidelines adopted by the fund’s Board of Trustees.

* Non-income producing security.

(a) Fair-valued by Management.

(b) Illiquid Security. At the period end, the value of these amounted to $37 or 0.2% of net assets. Please see complete schedule of holdings.

CVA — Dutch Certificate

Reg’d — Registered

REIT — Real Estate Investment Trust

     See financial notes.     25

Schwab Small-Cap Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.7%	Common Stock	1,185,598	953,092
1.2%	Foreign Common Stock	18,351	11,413
0.1%	Preferred Stock	1,145	625
—%	Rights	44	17
0.3%	Short-Term Investment	3,303	3,303

100.3%	Total Investments	1,208,441	968,450
(0.3)%	Other Assets and Liabilities, Net		(2,472)

100.0%	Total Net Assets		965,978

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.7% of net assets

Automobiles & Components 0.5%
Cooper Tire & Rubber Co.	96,123	795
Exide Technologies *	176,700	960
Federal-Mogul Corp. *	56,700	629
Fuel Systems Solutions, Inc. *	22,000	336
Thor Industries, Inc.	57,864	1,330
TRW Automotive Holdings Corp. *	97,800	843

		4,893

Banks 7.0%
1st Source Corp.	19,221	378
Abington Bancorp, Inc.	24,900	219
BancFirst Corp.	13,416	573
Bank Mutual Corp.	82,693	849
Bank of the Ozarks, Inc.	22,300	554
Beneficial Mutual Bancorp, Inc. *	60,203	606
Boston Private Financial Holdings, Inc.	114,100	526
Brookline Bancorp, Inc.	96,492	957
Capital City Bank Group, Inc.	15,400	232
Cathay General Bancorp	82,622	927
Chemical Financial Corp.	41,203	880
Citizens Republic Bancorp, Inc. *	225,528	379
City Holding Co.	31,200	920
Community Bank System, Inc.	52,700	867
Community Trust Bancorp, Inc.	22,800	690
CVB Financial Corp.	109,819	660
Dime Community Bancshares	44,400	370
Doral Financial Corp. *	40,979	195
Downey Financial Corp.	430	—
East West Bancorp, Inc.	106,800	729
F.N.B. Corp.	143,237	1,077
Fannie Mae	1,925,800	1,502
First BanCorp Puerto Rico	154,877	853
First Busey Corp.	42,000	329
First Citizens BancShares, Inc., Class A	7,100	850
First Commonwealth Financial Corp.	121,256	1,051
First Financial Bancorp	52,189	563
First Financial Bankshares, Inc.	40,721	2,007
First Financial Corp.	10,300	382
First Merchants Corp.	38,100	463
First Midwest Bancorp, Inc.	98,263	871
Freddie Mac	1,158,000	915
Frontier Financial Corp.	6,678	9
Glacier Bancorp, Inc.	105,811	1,621
Hancock Holding Co.	47,610	1,803
Harleysville National Corp.	50,500	443
Home Bancshares, Inc.	23,800	525
IBERIABANK Corp.	27,800	1,270
Independent Bank Corp.	29,100	581
Kearny Financial Corp.	29,200	326
MB Financial, Inc.	62,424	851
MGIC Investment Corp.	223,800	573
National Penn Bancshares, Inc.	132,378	1,071
NBT Bancorp, Inc.	56,685	1,342
Northfield Bancorp, Inc.	17,200	194
Northwest Bancorp, Inc.	37,693	663
Ocwen Financial Corp. *	67,300	748
Old National Bancorp	132,583	1,807
Oritani Financial Corp. *	17,500	248
Pacific Capital Bancorp	83,442	579
PacWest Bancorp	38,016	554
Park National Corp.	20,953	1,403
Pinnacle Financial Partners, Inc. *	39,532	705
PrivateBancorp, Inc.	45,476	921
Prosperity Bancshares, Inc.	73,365	2,037
Provident Financial Services, Inc.	94,551	1,009
Provident New York Bancorp	50,000	424
Republic Bancorp, Inc., Class A	15,900	354
Roma Financial Corp.	17,700	230
S&T Bancorp, Inc.	39,081	698
S.Y. Bancorp, Inc.	19,500	492

See financial notes.     1

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Sandy Spring Bancorp, Inc.	29,400	478
Santander BanCorp	7,400	50
SCBT Financial Corp.	16,200	374
Signature Bank *	62,209	1,691
Simmons First National Corp., Class A	17,700	459
StellarOne Corp.	29,700	382
Sterling Bancshares, Inc.	129,512	861
Sterling Financial Corp.	82,747	264
Susquehanna Bancshares, Inc.	170,308	1,373
SVB Financial Group *	56,123	1,165
Texas Capital Bancshares, Inc. *	37,400	524
The Colonial BancGroup, Inc.	475,200	361
Tompkins Financial Corp.	10,300	434
TowneBank	24,400	420
TriCo Bancshares	22,500	360
TrustCo Bank Corp. NY	124,802	749
Trustmark Corp.	86,177	1,874
UCBH Holdings, Inc.	201,725	258
Umpqua Holdings Corp.	99,795	957
United Bankshares, Inc.	63,122	1,637
United Community Banks, Inc.	68,868	444
Univest Corp. of Pennsylvania	13,800	288
ViewPoint Financial Group	10,100	157
Washington Federal, Inc.	171,039	2,220
Webster Financial Corp.	118,400	619
WesBanco, Inc.	44,198	879
Western Alliance Bancorp *	36,100	235
Whitney Holding Corp.	105,800	1,265
Wintrust Financial Corp.	39,055	664

		67,297

Capital Goods 10.0%
A.O. Smith Corp.	38,730	1,204
AAON, Inc.	23,100	450
AAR CORP. *	63,597	958
Actuant Corp., Class A	111,448	1,366
Aerovironment, Inc. *	27,900	660
Albany International Corp., Class A	44,500	413
American Science & Engineering, Inc.	15,700	946
American Superconductor Corp. *	70,553	1,813
Ameron International Corp.	15,500	917
Apogee Enterprises, Inc.	49,200	659
Applied Industrial Technologies, Inc.	60,166	1,354
Argon ST, Inc. *	18,800	383
Astec Industries, Inc. *	32,695	1,008
Axsys Technologies, Inc. *	16,400	687
Badger Meter, Inc.	24,303	947
Baldor Electric Co.	82,708	1,919
Barnes Group, Inc.	76,840	1,088
BE Aerospace, Inc. *	178,000	1,921
Beacon Roofing Supply, Inc. *	74,882	1,191
Belden, Inc.	83,200	1,341
Blount International, Inc. *	62,762	402
Brady Corp., Class A	88,529	1,865
Briggs & Stratton Corp.	83,093	1,236
Cascade Corp.	12,800	309
Ceradyne, Inc. *	47,012	810
Chart Industries, Inc. *	48,200	667
CIRCOR International, Inc.	28,200	726
Colfax Corp. *	36,200	312
Cubic Corp.	26,015	747
Dycom Industries, Inc. *	58,132	489
DynCorp International, Inc., Class A *	40,399	616
EMCOR Group, Inc. *	117,104	2,435
Encore Wire Corp.	31,541	689
Ener1, Inc. *	65,600	386
Energy Conversion Devices, Inc. *	81,763	1,503
Energy Recovery, Inc. *	35,401	279
EnerSys *	73,278	1,249
EnPro Industries, Inc. *	46,400	741
ESCO Technologies, Inc. *	46,769	1,945
Esterline Technologies Corp. *	57,611	1,518
Evergreen Solar, Inc. *	217,289	528
Federal Signal Corp.	80,759	628
Force Protection, Inc. *	122,200	931
Franklin Electric Co., Inc.	37,818	896
Gardner Denver, Inc. *	87,512	2,330
Gibraltar Industries, Inc.	48,272	323
GrafTech International Ltd. *	232,300	2,042
Griffon Corp. *	77,421	671
GT Solar International, Inc. *	71,600	508
HEICO Corp., Class A	23,724	592
Hexcel Corp. *	172,383	1,653
II-VI, Inc. *	40,100	961
Insituform Technologies, Inc., Class A *	45,900	704
Interline Brands, Inc. *	53,034	687
Kaman Corp.	42,349	716
Kaydon Corp.	57,735	1,845
Layne Christensen Co. *	39,911	864
Lindsay Corp.	27,400	1,066
MasTec, Inc. *	73,273	917
Michael Baker Corp. *	13,900	467
Moog, Inc., Class A *	4,658	125
Mueller Industries, Inc.	74,724	1,642
Mueller Water Products, Inc., Class A	189,300	793
NACCO Industries, Inc., Class A	9,477	362
NCI Building Systems, Inc. *	34,206	135
Nordson Corp.	61,043	2,215

2     See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Northwest Pipe Co. *	16,400	622
Orbital Sciences Corp. *	114,336	1,768
Oshkosh Corp.	133,200	1,279
Otter Tail Corp.	63,309	1,404
Perini Corp. *	44,930	777
Pike Electric Corp. *	32,300	335
Polypore International, Inc. *	69,300	523
Quanex Building Products Corp.	67,404	691
Raven Industries, Inc.	22,200	531
RBC Bearings, Inc. *	36,000	666
Regal-Beloit Corp.	62,547	2,541
Robbins & Myers, Inc.	56,800	1,076
RSC Holdings, Inc. *	62,000	443
Rush Enterprises, Inc., Class A *	56,287	741
Sauer-Danfoss, Inc.	27,000	112
Simpson Manufacturing Co., Inc.	61,894	1,378
Stanley, Inc. *	24,000	619
TAL International Group, Inc.	23,100	221
Taser International, Inc. *	107,100	514
Tennant Co.	31,200	464
The Gorman-Rupp Co.	25,700	547
The Manitowoc Co., Inc.	233,200	1,388
The Middleby Corp. *	33,052	1,447
The Toro Co.	63,535	1,930
Titan International, Inc.	56,925	344
Tredegar Corp.	29,800	524
Triumph Group, Inc.	29,701	1,228
United Rentals, Inc. *	92,000	558
Universal Forest Products, Inc.	38,462	1,291
Vicor Corp.	12,800	69
Watsco, Inc.	55,882	2,400
Watts Water Technologies, Inc., Class A	57,807	1,287
WESCO International, Inc. *	75,800	1,971

		96,439

Commercial & Professional Supplies 3.7%
ABM Industries, Inc.	90,109	1,579
Administaff, Inc.	36,310	968
American Ecology Corp.	21,300	352
American Reprographics Co. *	60,787	392
CBIZ, Inc. *	73,222	576
Comfort Systems USA, Inc.	70,700	763
CoStar Group, Inc. *	36,483	1,352
Deluxe Corp.	84,546	1,226
Duff & Phelps Corp., Class A *	21,000	396
EnergySolutions, Inc.	65,000	630
Ennis, Inc.	39,000	351
Exponent, Inc. *	18,400	513
First Advantage Corp., Class A *	17,552	252
G & K Services, Inc., Class A	29,330	732
Healthcare Services Group, Inc.	71,150	1,272
Heidrick & Struggles International, Inc.	25,600	433
Herman Miller, Inc.	95,700	1,423
HNI Corp.	75,200	1,166
Huron Consulting Group, Inc. *	37,500	1,798
ICF International, Inc. *	13,000	358
Innerworkings, Inc. *	121,400	613
Interface, Inc., Class A	90,700	525
Kelly Services, Inc., Class A	46,723	531
Kimball International, Inc., Class B	41,251	226
Knoll, Inc.	71,903	509
Korn/Ferry International *	78,461	831
M&F Worldwide Corp. *	45,070	719
McGrath Rentcorp	38,898	822
Mine Safety Appliances Co.	48,689	1,200
Mobile Mini, Inc. *	56,768	778
MPS Group, Inc. *	152,646	1,227
Navigant Consulting, Inc. *	77,748	1,144
Resources Connection, Inc. *	75,550	1,477
Rollins, Inc.	5,188	93
School Specialty, Inc. *	26,093	490
Steelcase, Inc., Class A	104,242	472
Sykes Enterprises, Inc. *	54,693	1,075
Team, Inc. *	33,700	484
The Advisory Board Co. *	27,976	521
The Corporate Executive Board Co.	69,400	1,199
The Geo Group, Inc. *	103,700	1,725
TrueBlue, Inc. *	69,376	674
United Stationers, Inc. *	48,467	1,586
Viad Corp.	33,896	647

		36,100

Consumer Durables & Apparel 3.8%
American Greetings Corp., Class A	67,111	527
Brunswick Corp.	129,500	774
Callaway Golf Co.	133,369	1,007
Carter’s, Inc. *	92,314	1,974
Columbia Sportswear Co.	18,919	581
Deckers Outdoor Corp. *	24,500	1,385
Ethan Allen Interiors, Inc.	42,479	571
Fossil, Inc. *	79,900	1,611
Iconix Brand Group, Inc. *	104,300	1,487
JAKKS Pacific, Inc. *	62,174	787
Jarden Corp. *	138,808	2,790
Jones Apparel Group, Inc.	123,300	1,139
K-Swiss, Inc., Class A	65,428	657
Meritage Homes Corp. *	74,885	1,558
National Presto Industries, Inc.	8,600	613
Phillips-Van Heusen Corp.	92,100	2,674
Polaris Industries, Inc.	53,323	1,784
Pool Corp.	85,777	1,532

See financial notes.     3

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Skechers U.S.A., Inc., Class A *	50,278	588
Steven Madden Ltd. *	32,000	941
Tempur-Pedic International, Inc.	133,862	1,721
The Ryland Group, Inc.	76,500	1,584
The Timberland Co., Class A *	69,660	1,131
The Warnaco Group, Inc. *	92,763	2,675
Under Armour, Inc., Class A *	59,920	1,411
UniFirst Corp.	21,635	807
Weyco Group, Inc.	3,700	102
Wolverine World Wide, Inc.	98,936	2,061

		36,472

Consumer Services 4.8%
American Public Education, Inc. *	18,600	670
Ameristar Casinos, Inc.	67,075	1,376
Bally Technologies, Inc. *	98,062	2,567
Bob Evans Farms, Inc.	48,046	1,165
Boyd Gaming Corp.	138,600	1,274
Brink’s Home Security Holdings, Inc. *	72,900	1,938
Buffalo Wild Wings, Inc. *	31,900	1,245
Capella Education Co. *	23,500	1,207
CEC Entertainment, Inc. *	45,538	1,387
Cedar Fair L.P.	84,997	968
Churchill Downs, Inc.	16,261	566
CKE Restaurants, Inc.	85,979	823
Coinstar, Inc. *	50,500	1,797
Cracker Barrel Old Country Store, Inc.	37,353	1,218
Domino’s Pizza, Inc. *	67,079	633
Gaylord Entertainment Co. *	88,735	1,237
Grand Canyon Education Inc *	53,500	875
Hillenbrand, Inc.	88,100	1,602
Jack in the Box, Inc. *	101,588	2,498
Jackson Hewitt Tax Service, Inc.	46,200	226
Life Time Fitness, Inc. *	56,977	1,069
Matthews International Corp., Class A	54,684	1,713
P.F. Chang’s China Bistro, Inc. *	40,742	1,230
Papa John’s International, Inc. *	34,655	920
Pinnacle Entertainment, Inc. *	107,285	1,339
Pre-Paid Legal Services, Inc. *	14,300	527
Regis Corp.	93,649	1,792
Sonic Corp. *	99,229	1,084
Sotheby’s	140,100	1,626
Speedway Motorsports, Inc.	21,584	324
Steiner Leisure Ltd. *	32,309	1,022
Stewart Enterprises, Inc., Class A	144,000	502
Texas Roadhouse, Inc., Class A *	84,696	964
The Cheesecake Factory, Inc. *	100,500	1,746
The Marcus Corp.	35,083	445
Universal Technical Institute, Inc. *	38,600	550
Vail Resorts, Inc. *	48,871	1,427
WMS Industries, Inc. *	89,551	2,875

		46,427

Diversified Financials 3.0%
AmeriCredit Corp. *	235,100	2,391
Cash America International, Inc.	47,570	1,064
Cohen & Steers, Inc.	28,028	413
Credit Acceptance Corp. *	12,253	282
E*TRADE Financial Corp. *	1,007,000	1,440
EZCORP, Inc., Class A *	73,600	912
Financial Federal Corp.	45,423	1,118
First Cash Financial Services, Inc. *	46,000	756
Fortress Investment Group LLC, Class A	312,800	1,082
GAMCO Investors, Inc., Class A	8,700	436
GFI Group, Inc.	75,668	309
GLG Partners, Inc.	201,200	481
Interactive Brokers Group, Inc., Class A *	72,700	1,072
Investment Technology Group, Inc. *	71,665	1,632
KBW, Inc. *	53,400	1,292
KKR Financial Holdings LLC	309,743	418
Life Partners Holdings, Inc.	13,000	243
MF Global Ltd. *	124,100	757
Nelnet, Inc., Class A *	35,600	215
optionsXpress Holdings, Inc.	66,147	1,089
PHH Corp. *	97,363	1,634
PICO Holdings, Inc. *	29,500	885
Piper Jaffray Cos., Inc. *	24,439	847
Portfolio Recovery Associates, Inc. *	25,943	907
Pzena Investment Management, Inc., Class A	40,689	193
Riskmetrics Group, Inc. *	51,300	892
Stifel Financial Corp. *	42,150	2,075
SWS Group, Inc.	49,100	628
Teton Advisors, Inc. (a)*	130	—
The Student Loan Corp.	7,200	347
thinkorswim Group, Inc. *	105,600	1,003
W.P. Carey & Co., L.L.C.	71,666	1,524
World Acceptance Corp. *	32,300	959

		29,296

Energy 6.7%
Alliance Holdings GP L.P.	24,194	445
Alliance Resource Partners L.P.	35,010	1,152
Alon USA Energy, Inc.	22,000	279
APCO Argentina, Inc.	6,200	118
Arena Resources, Inc. *	64,000	1,835
Atlas America, Inc.	66,244	1,031

4     See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Atlas Energy Resources LLC	22,700	403
Atlas Pipeline Partners L.P.	84,500	351
Basic Energy Services, Inc. *	38,100	389
Berry Petroleum Co., Class A	79,700	1,313
BPZ Resources, Inc. *	91,200	497
BreitBurn Energy Partners L.P.	54,363	345
Bristow Group, Inc. *	59,987	1,365
Buckeye GP Holdings L.P.	18,104	305
Cal Dive International, Inc. *	74,500	590
Calumet Specialty Products Partners L.P.	20,000	242
CARBO Ceramics, Inc.	33,420	1,026
Carrizo Oil & Gas, Inc. *	45,000	555
Cheniere Energy Partners L.P.	38,300	260
Clayton Williams Energy, Inc. *	11,000	330
Complete Production Services, Inc. *	88,700	593
Contango Oil & Gas Co. *	23,200	879
Copano Energy LLC	70,100	1,096
CVR Energy, Inc. *	67,800	499
DCP Midstream Partners L.P.	41,700	621
Delek US Holdings, Inc.	73,400	754
Delta Petroleum Corp. *	107,300	315
Dorchester Minerals L.P.	29,392	517
Dril-Quip, Inc. *	53,800	1,850
Eagle Rock Energy Partners L.P.	63,385	240
Enbridge Energy Management LLC *	21,885	757
Encore Energy Partners L.P.	17,900	299
Foundation Coal Holdings, Inc.	79,700	1,294
General Maritime Corp.	102,834	1,021
Genesis Energy L.P.	37,343	451
Global Industries Ltd. *	200,482	1,297
GMX Resources, Inc. *	22,700	248
Goodrich Petroleum Corp. *	36,800	844
GulfMark Offshore, Inc. *	39,000	1,048
Helix Energy Solutions Group, Inc. *	164,400	1,494
Hercules Offshore, Inc. *	157,400	504
Holly Energy Partners L.P.	20,610	613
Hornbeck Offshore Services, Inc. *	37,845	879
Hugoton Royalty Trust	30,860	327
Inergy Holdings L.P.	13,242	477
Inergy L.P.	87,542	2,022
International Coal Group, Inc. *	214,668	427
James River Coal Co. *	49,000	698
Key Energy Services, Inc. *	218,000	957
Legacy Reserves L.P.	42,728	525
Lufkin Industries, Inc.	24,595	858
Magellan Midstream Holdings L.P.	33,125	657
Mariner Energy, Inc. *	159,000	1,809
MarkWest Energy Partners L.P.	93,100	1,334
McMoRan Exploration Co. *	90,300	496
NATCO Group, Inc., Class A *	34,500	830
Newpark Resources, Inc. *	142,610	399
NuStar GP Holdings LLC	31,100	703
Oil States International, Inc. *	89,142	1,685
Parker Drilling Co. *	265,065	732
Patriot Coal Corp. *	105,200	663
Penn Virginia Corp.	70,378	990
Penn Virginia GP Holdings L.P.	41,600	500
Penn Virginia Resource Partners L.P.	49,246	618
Petroleum Development Corp. *	25,203	409
PetroQuest Energy, Inc. *	73,200	220
Pioneer Southwest Energy Partners L.P.	17,800	298
Regency Energy Partners L.P.	75,420	988
Rosetta Resources, Inc. *	85,100	600
RPC, Inc.	54,689	585
Ship Finance International Ltd.	72,025	622
Stone Energy Corp. *	56,968	246
Sunoco Logistics Partners L.P.	700	36
Swift Energy Co. *	50,601	548
Targa Resources Partners L.P.	31,795	366
TC Pipelines L.P.	39,800	1,196
Teekay LNG Partners L.P.	33,000	580
Teekay Offshore Partners L.P.	30,400	416
Tesco Corp. *	57,500	578
TETRA Technologies, Inc. *	173,674	993
USEC, Inc. *	184,023	1,139
VAALCO Energy, Inc. *	104,200	497
Western Gas Partners L.P.	30,651	466
Western Refining, Inc. *	53,822	678
Williams Partners L.P.	83,820	1,438
Williams Pipeline Partners L.P.	31,000	580
World Fuel Services Corp.	57,978	2,211

		64,341

Food & Staples Retailing 1.1%
Arden Group, Inc., Class A	790	92
Casey’s General Stores, Inc.	90,926	2,419
Ingles Markets, Inc., Class A	23,631	369
Nash Finch Co.	22,900	671
PriceSmart, Inc.	24,300	434
Spartan Stores, Inc.	39,500	642
The Andersons, Inc.	30,600	492
The Great Atlantic & Pacific Tea Co., Inc. *	81,590	599
The Pantry, Inc. *	39,700	938
United Natural Foods, Inc. *	72,882	1,660
Village Super Market, Inc., Class A	11,400	353
Weis Markets, Inc.	20,000	740

See financial notes.     5

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Winn-Dixie Stores, Inc. *	90,300	1,035

		10,444

Food, Beverage & Tobacco 1.8%
Alliance One International, Inc. *	30,875	116
American Italian Pasta Co., Class A *	34,700	1,091
Cal-Maine Foods, Inc.	22,300	590
Chiquita Brands International, Inc. *	74,202	562
Coca-Cola Bottling Co.	4,200	219
Darling International, Inc. *	179,000	1,024
Diamond Foods, Inc.	29,300	767
Farmer Brothers Co.	5,400	107
Green Mountain Coffee Roasters, Inc. *	29,800	2,155
J & J Snack Foods Corp.	24,900	965
Lancaster Colony Corp.	32,443	1,421
Lance, Inc.	51,800	1,200
National Beverage Corp. *	17,301	182
Sanderson Farms, Inc.	28,700	1,145
Smart Balance, Inc. *	112,100	788
The Boston Beer Co., Inc., Class A *	17,300	460
The Hain Celestial Group, Inc. *	67,831	1,132
Tootsie Roll Industries, Inc.	3,429	84
TreeHouse Foods, Inc. *	51,900	1,380
Universal Corp., VA	41,345	1,247
Vector Group Ltd.	90,528	1,220

		17,855

Health Care Equipment & Services 6.6%
ABIOMED, Inc. *	55,000	367
Align Technology, Inc. *	120,000	1,489
Alliance Imaging, Inc. *	45,700	360
Almost Family, Inc. *	11,400	282
Amedisys, Inc. *	52,300	1,754
American Medical Systems Holdings, Inc. *	131,125	1,622
AmSurg Corp. *	51,900	1,066
Analogic Corp.	19,854	723
Assisted Living Concepts, Inc., Class A *	4,856	96
athenahealth, Inc. *	43,400	1,380
Bio-Reference Laboratories, Inc. *	20,700	531
Brookdale Senior Living, Inc.	65,300	673
CardioNet, Inc. *	15,600	324
Catalyst Health Solutions, Inc. *	77,365	1,745
Centene Corp. *	72,092	1,324
Chemed Corp.	45,400	1,922
Conceptus, Inc. *	54,300	735
CONMED Corp. *	51,500	686
Cyberonics, Inc. *	41,500	549
Eclipsys Corp. *	90,467	1,194
Emergency Medical Services Corp., Class A *	17,100	596
Emeritus Corp. *	47,800	432
Ensign Group, Inc.	18,500	287
ev3, Inc. *	112,655	942
Genoptix, Inc. *	16,900	491
Gentiva Health Services, Inc. *	47,396	755
Greatbatch, Inc. *	41,000	863
Hanger Orthopedic Group, Inc. *	46,100	641
Health Management Associates, Inc., Class A *	379,200	1,771
HEALTHSOUTH Corp. *	174,500	1,635
Healthspring, Inc. *	100,544	928
Healthways, Inc. *	74,863	781
Hill-Rom Holdings, Inc.	105,200	1,365
HMS Holdings Corp. *	41,800	1,253
ICU Medical, Inc. *	22,600	850
Integra LifeSciences Holdings *	32,948	851
Invacare Corp.	54,211	834
inVentiv Health, Inc. *	55,401	614
Kindred Healthcare, Inc. *	51,492	670
Landauer, Inc.	16,700	885
LHC Group, Inc. *	26,400	602
LifePoint Hospitals, Inc. *	95,641	2,472
MedAssets, Inc. *	20,800	359
Meridian Bioscience, Inc.	67,750	1,177
Merit Medical Systems, Inc. *	40,266	625
Molina Healthcare, Inc. *	24,000	520
National Healthcare Corp.	16,388	651
Neogen Corp. *	13,900	315
NuVasive, Inc. *	64,700	2,452
Omnicell, Inc. *	58,300	513
PharMerica Corp. *	58,664	1,071
Phase Forward, Inc. *	71,500	1,020
PSS World Medical, Inc. *	103,066	1,496
Quidel Corp. *	50,700	590
Res-Care, Inc. *	32,500	521
Sirona Dental Systems, Inc. *	39,465	646
Skilled Healthcare Group, Inc., Class A *	35,400	309
Sun Healthcare Group, Inc. *	77,900	660
SurModics, Inc. *	25,019	543
Tenet Healthcare Corp. *	742,800	1,671
The Cooper Cos., Inc.	80,500	2,314
TomoTherapy, Inc. *	14,185	37
Triple-S Management Corp., Class B *	26,300	337
Universal American Financial Corp. *	79,202	818
Volcano Corp. *	62,900	830
WellCare Health Plans, Inc. *	74,600	1,120

6     See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
West Pharmaceutical Services, Inc.	63,465	2,072
Wright Medical Group, Inc. *	69,300	953
Zoll Medical Corp. *	37,700	606

		63,566

Household & Personal Products 0.7%
Bare Escentuals, Inc. *	95,200	881
Central Garden & Pet Co., Class A *	127,400	1,155
Chattem, Inc. *	33,813	1,857
Elizabeth Arden, Inc. *	40,498	351
Nu Skin Enterprises, Inc., Class A	88,122	1,130
Prestige Brands Holdings, Inc. *	60,800	393
Revlon, Inc., Class A *	49,102	233
USANA Health Sciences, Inc. *	10,400	249
WD-40 Co.	29,500	798

		7,047

Insurance 2.9%
Ambac Financial Group, Inc.	434,900	396
American Equity Investment Life Holding Co.	77,764	438
American Physicians Capital, Inc.	14,400	600
Amerisafe, Inc. *	33,700	518
AmTrust Financial Services, Inc.	40,705	372
Argo Group International Holdings Ltd. *	50,838	1,423
Citizens, Inc. *	51,643	372
CNA Surety Corp. *	37,000	712
Conseco, Inc. *	330,600	529
Crawford & Co., Class B *	44,000	262
Delphi Financial Group, Inc., Class A	71,880	1,241
Donegal Group, Inc., Class A	6,500	95
eHealth, Inc. *	42,900	823
Employers Holdings, Inc.	82,000	684
FBL Financial Group, Inc., Class A	27,168	156
Greenlight Capital Re, Ltd., Class A *	64,889	1,005
Harleysville Group, Inc.	28,263	817
Hilltop Holdings, Inc. *	73,739	835
Horace Mann Educators Corp.	78,278	687
Infinity Property & Casualty Corp.	28,892	1,018
Kansas City Life Insurance Co.	7,399	163
Meadowbrook Insurance Group, Inc.	78,400	466
National Western Life Insurance Co., Class A	4,494	512
OneBeacon Insurance Group Ltd., Class A	44,200	514
Protective Life Corp.	125,100	1,072
RLI Corp.	35,155	1,689
Safety Insurance Group, Inc.	26,870	888
Selective Insurance Group, Inc.	91,014	1,343
State Auto Financial Corp.	37,356	606
Stewart Information Services Corp.	31,543	713
The Navigators Group, Inc. *	22,485	1,020
The Phoenix Cos., Inc.	191,792	299
Tower Group, Inc.	56,865	1,546
United America Indemnity Ltd., Class A *	28,511	145
United Fire & Casualty Co.	37,200	695
Unitrin, Inc.	88,100	1,498
Zenith National Insurance Corp.	66,645	1,519

		27,671

Materials 4.3%
A. Schulman, Inc.	39,109	614
A.M. Castle & Co.	2,661	26
AMCOL International Corp.	33,252	644
Arch Chemicals, Inc.	44,572	1,078
Ashland, Inc.	118,400	2,600
Balchem Corp.	23,000	572
Calgon Carbon Corp. *	96,700	1,642
Carpenter Technology Corp.	78,900	1,631
Century Aluminum Co. *	65,800	266
Coeur d’Alene Mines Corp. *	986,506	1,361
Deltic Timber Corp.	22,204	936
Domtar Corp. *	781,500	1,422
Eagle Materials, Inc.	77,890	2,165
Glatfelter	66,900	594
Graphic Packaging Holding Co. *	392,315	675
H.B. Fuller Co.	81,816	1,445
Haynes International, Inc. *	31,225	705
Hecla Mining Co. *	266,900	659
Huntsman Corp.	289,400	1,551
Innophos Holdings, Inc.	18,800	279
Kaiser Aluminum Corp.	23,150	684
Koppers Holdings, Inc.	46,200	876
Kronos Worldwide, Inc.	5,905	44
Minerals Technologies, Inc.	33,561	1,248
NewMarket Corp.	18,500	1,166
NL Industries, Inc.	20,741	251
OM Group, Inc. *	54,500	1,518
PolyOne Corp. *	141,175	387
Rock-Tenn Co., Class A	68,400	2,583
Rockwood Holdings, Inc. *	61,000	750
RTI International Metals, Inc. *	30,766	400
Sensient Technologies Corp.	81,225	1,899
Silgan Holdings, Inc.	2,060	96
Solutia, Inc. *	168,800	635
Stepan Co.	12,900	510
Stillwater Mining Co. *	52,341	236

See financial notes.     7

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Temple-Inland, Inc.	157,000	1,875
Texas Industries, Inc.	44,951	1,438
W.R. Grace & Co. *	90,600	800
Wausau Paper Corp.	73,820	644
Westlake Chemical Corp.	38,000	711
Worthington Industries, Inc.	107,160	1,597

		41,213

Media 1.1%
Arbitron, Inc.	41,256	859
Ascent Media Corp., Class A *	25,200	649
Cinemark Holdings, Inc.	78,794	701
CKX, Inc. *	72,771	392
Cox Radio, Inc., Class A *	39,900	191
Crown Media Holdings, Inc., Class A *	4,200	13
Entravision Communications Corp., Class A *	7,900	4
Harte-Hanks, Inc.	58,916	487
Hearst-Argyle Television, Inc.	33,980	153
Journal Communications, Inc., Class A	3,400	5
Liberty Media Corp. — Capital, Series A *	174,700	2,044
Live Nation, Inc. *	114,589	448
Mediacom Communications Corp., Class A *	71,200	405
Meredith Corp.	64,700	1,623
National CineMedia, Inc.	75,300	1,094
Radio One, Inc., Class A *	12,600	12
RCN Corp. *	11,162	46
Scholastic Corp.	39,169	773
Sinclair Broadcast Group, Inc., Class A	77,078	85
Value Line, Inc.	1,700	48
Warner Music Group Corp. *	74,286	400
World Wrestling Entertainment, Inc., Class A	62,900	673

		11,105

Pharmaceuticals, Biotechnology & Life Sciences 4.7%
Acorda Therapeutics, Inc. *	62,800	1,245
Alkermes, Inc. *	187,342	1,433
Allos Therapeutics, Inc. *	95,800	587
Alnylam Pharmaceuticals, Inc. *	59,800	1,098
AMAG Pharmaceuticals, Inc. *	28,000	1,256
Arena Pharmaceuticals, Inc. *	132,500	372
Auxilium Pharmaceuticals, Inc. *	73,000	1,672
Bruker Corp. *	91,000	599
Celera Corp. *	133,617	1,081
Cepheid, Inc. *	94,800	920
Cougar Biotechnology, Inc. *	27,800	971
Cubist Pharmaceuticals, Inc. *	109,332	1,815
Dendreon Corp. *	173,500	3,678
Dionex Corp. *	36,344	2,290
Emergent Biosolutions, Inc. *	24,600	263
eResearch Technology, Inc. *	70,703	358
Exelixis, Inc. *	188,972	932
Genomic Health, Inc. *	24,900	560
Geron Corp. *	141,700	728
GTx, Inc. *	25,700	253
Halozyme Therapeutics, Inc. *	94,800	599
Incyte Corp. *	228,063	538
InterMune, Inc. *	42,100	570
Kendle International, Inc. *	19,577	174
Luminex Corp. *	69,300	1,137
MannKind Corp. *	89,300	365
Martek Biosciences Corp. *	66,676	1,215
Maxygen, Inc. *	54,500	319
Medarex, Inc. *	210,650	1,247
Medicis Pharmaceutical Corp., Class A	93,549	1,503
Medivation, Inc. *	45,700	883
Momenta Pharmaceuticals, Inc. *	40,444	453
Nektar Therapeutics *	165,471	927
Osiris Therapeutics, Inc. *	31,300	397
Par Pharmaceutical Cos., Inc. *	75,280	808
PAREXEL International Corp. *	92,818	920
PDL BioPharma, Inc.	242,900	1,737
Questcor Pharmaceuticals, Inc. *	116,200	523
Rigel Pharmaceuticals, Inc. *	54,100	359
Salix Pharmaceuticals Ltd. *	70,249	773
Savient Pharmaceuticals, Inc. *	84,700	447
Seattle Genetics, Inc. *	99,198	916
The Medicines Co. *	94,108	939
Theravance, Inc. *	85,938	1,231
Varian, Inc. *	58,571	1,934
ViroPharma, Inc. *	153,974	867
VIVUS, Inc. *	124,100	498
XenoPort, Inc. *	41,600	569

		44,959

Real Estate 6.9%
Acadia Realty Trust	57,536	834
Alexander’s, Inc.	3,410	744
American Campus Communities, Inc.	85,000	1,843
Anworth Mortgage Asset Corp.	160,200	1,030
BioMed Realty Trust, Inc.	160,334	1,829
Brandywine Realty Trust	147,430	913
Capstead Mortgage Corp.	121,100	1,379
CBL & Associates Properties, Inc.	106,906	849
Chimera Investment Corp	234,151	827
Colonial Properties Trust	70,800	513
Corporate Office Properties Trust	92,349	2,822
Cousins Properties, Inc.	77,545	655

8     See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
DCT Industrial Trust, Inc.	287,400	1,270
Developers Diversified Realty Corp.	228,756	945
DiamondRock Hospitality Co.	196,200	1,273
EastGroup Properties, Inc.	50,490	1,697
Entertainment Properties Trust	66,555	1,538
Equity Lifestyle Properties, Inc.	49,259	1,954
Equity One, Inc.	59,037	878
Extra Space Storage, Inc.	150,558	1,070
First Industrial Realty Trust, Inc.	83,501	315
Forest City Enterprises, Inc., Class A	133,200	1,123
Forestar Group, Inc. *	71,600	921
Franklin Street Properties Corp.	99,365	1,326
Getty Realty Corp.	32,542	638
Hatteras Financial Corp.	64,800	1,560
Healthcare Realty Trust, Inc.	101,281	1,700
Home Properties, Inc.	55,765	2,032
HRPT Properties Trust	407,404	1,756
Inland Real Estate Corp.	95,436	838
Investors Real Estate Trust	74,800	692
Jones Lang LaSalle, Inc.	61,700	1,991
Kilroy Realty Corp.	55,300	1,191
LaSalle Hotel Properties	62,726	750
Lexington Realty Trust	130,573	503
LTC Properties, Inc.	39,667	714
Medical Properties Trust, Inc.	140,200	749
MFA Financial, Inc.	396,064	2,333
Mid-America Apartment Communities, Inc.	46,852	1,733
National Health Investors, Inc.	40,368	1,083
National Retail Properties, Inc.	150,826	2,676
NorthStar Realty Finance Corp.	86,396	274
OMEGA Healthcare Investors, Inc.	147,258	2,315
Pennsylvania Real Estate Investment Trust	58,812	456
Post Properties, Inc.	72,567	926
Potlatch Corp.	66,303	1,950
PS Business Parks, Inc.	27,038	1,183
Redwood Trust, Inc.	43,129	702
Saul Centers, Inc.	20,300	646
Sovran Self Storage, Inc.	36,326	819
Sunstone Hotel Investors, Inc.	87,510	463
Tanger Factory Outlet Centers, Inc.	62,034	2,067
Tejon Ranch Co. *	21,292	494
Universal Health Realty Income Trust	13,700	439
Washington Real Estate Investment Trust	93,782	2,000

		66,221

Retailing 4.6%
99 Cents Only Stores *	80,806	868
AnnTaylor Stores Corp. *	88,500	654
bebe stores, Inc.	73,149	673
Blockbuster, Inc., Class A *	344,921	276
Blue Nile, Inc. *	22,000	936
Brown Shoe Co., Inc.	69,975	450
Cabela’s, Inc. *	58,036	743
Chico’s FAS, Inc. *	293,200	2,240
Collective Brands, Inc. *	110,800	1,609
Dillard’s, Inc., Class A	80,600	621
DSW, Inc., Class A *	22,700	247
Fred’s, Inc., Class A	71,500	977
Genesco, Inc. *	33,244	757
Hibbett Sports, Inc. *	46,775	975
Hot Topic, Inc. *	78,400	960
J. Crew Group, Inc. *	92,800	1,597
Jo-Ann Stores, Inc. *	43,400	795
Jos. A. Bank Clothiers, Inc. *	29,712	1,202
Monro Muffler Brake, Inc.	33,200	829
NutriSystem, Inc.	65,548	901
Office Depot, Inc. *	491,900	1,274
OfficeMax, Inc.	125,600	936
Orbitz Worldwide, Inc. *	77,000	146
Penske Auto Group, Inc.	69,116	916
PetMed Express, Inc. *	42,100	685
Rent-A-Center, Inc. *	130,705	2,516
Saks, Inc. *	254,200	1,324
Sally Beauty Holdings, Inc. *	135,350	1,002
Signet Jewelers Ltd.	126,600	2,009
Stage Stores, Inc.	73,327	898
Systemax, Inc. *	24,400	411
The Buckle, Inc.	40,764	1,523
The Cato Corp., Class A	48,604	934
The Children’s Place Retail Stores, Inc. *	45,613	1,297
The Dress Barn, Inc. *	81,512	1,234
The Finish Line, Inc., Class A	98,219	835
The Gymboree Corp. *	49,210	1,693
The Men’s Wearhouse, Inc.	86,300	1,609
Ticketmaster Entertainment, Inc. *	62,604	329
Tractor Supply Co. *	55,200	2,229
Ulta Salon, Cosmetics & Fragrance, Inc. *	51,300	449
Williams-Sonoma, Inc.	155,000	2,170

		44,729

Semiconductors & Semiconductor Equipment 4.5%
Advanced Energy Industries, Inc. *	50,600	427
Amkor Technology, Inc. *	187,518	808
Applied Micro Circuits Corp. *	100,765	549

See financial notes.     9

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Atheros Communications *	99,743	1,718
ATMI, Inc. *	60,254	951
Brooks Automation, Inc. *	87,231	543
Cabot Microelectronics Corp. *	49,100	1,415
Cavium Networks, Inc. *	59,800	752
Cirrus Logic, Inc. *	15,978	74
Cymer, Inc. *	61,165	1,738
Cypress Semiconductor Corp. *	259,100	2,055
Diodes, Inc. *	50,081	745
Entegris, Inc. *	14,000	21
Fairchild Semiconductor International, Inc. *	258,200	1,590
FEI Co. *	66,400	1,141
FormFactor, Inc. *	87,773	1,530
Hittite Microwave Corp. *	38,609	1,435
Integrated Device Technology, Inc. *	302,500	1,643
International Rectifier Corp. *	142,500	2,405
Micrel, Inc.	76,505	574
Microsemi Corp. *	134,019	1,798
MKS Instruments, Inc. *	80,499	1,260
Monolithic Power Systems *	53,900	997
Netlogic Microsystems, Inc. *	31,600	1,030
OmniVision Technologies, Inc. *	79,573	757
PMC-Sierra, Inc. *	432,923	3,429
Power Integrations, Inc.	61,262	1,305
RF Micro Devices, Inc. *	351,204	741
Semtech Corp. *	95,829	1,382
Sigma Designs, Inc. *	35,000	452
Silicon Image, Inc. *	108,822	296
Skyworks Solutions, Inc. *	313,308	2,770
Standard Microsystems Corp. *	33,692	534
Teradyne, Inc. *	302,900	1,799
Tessera Technologies, Inc. *	75,090	1,054
TriQuint Semiconductor, Inc. *	223,800	857
Veeco Instruments, Inc. *	9,600	69
Zoran Corp. *	128,124	1,145

		43,789

Software & Services 7.1%
ACI Worldwide, Inc. *	60,759	1,049
Acxiom Corp.	121,576	1,173
Advent Software, Inc. *	28,114	935
Ariba, Inc. *	147,100	1,414
Bankrate, Inc. *	23,300	583
Blackbaud, Inc.	90,969	1,385
Blackboard, Inc. *	51,461	1,751
Commvault Systems, Inc. *	74,000	921
comScore, Inc. *	30,000	383
Constant Contact, Inc. *	22,500	358
Convergys Corp. *	218,400	2,208
CSG Systems International, Inc. *	62,600	908
CyberSource Corp. *	124,400	1,817
DealerTrack Holdings, Inc. *	66,536	1,010
Digital River, Inc. *	61,200	2,351
EarthLink, Inc. *	193,881	1,470
Epicor Software Corp. *	126,700	699
EPIQ Systems, Inc. *	63,600	984
Euronet Worldwide, Inc. *	90,036	1,457
Exlservice Holdings, Inc. *	13,358	124
Fair Isaac Corp.	86,700	1,458
Forrester Research, Inc. *	25,317	643
GSI Commerce, Inc. *	40,700	578
Heartland Payment Systems, Inc.	51,100	411
iGATE Corp.	43,340	164
Informatica Corp. *	171,381	2,725
j2 Global Communications, Inc. *	78,528	1,884
JDA Software Group, Inc. *	36,469	515
Lawson Software, Inc. *	254,500	1,372
Manhattan Associates, Inc. *	37,047	616
MAXIMUS, Inc.	32,574	1,314
Mentor Graphics Corp. *	143,367	963
MicroStrategy, Inc., Class A *	15,662	609
Move, Inc. *	23,900	49
NCI, Inc., Class A *	11,700	285
NetScout Systems, Inc. *	59,100	531
NetSuite, Inc. *	25,000	350
Omniture, Inc. *	104,300	1,285
Pegasystems, Inc.	25,800	451
Progress Software Corp. *	68,280	1,447
Quality Systems, Inc.	30,272	1,623
Quest Software, Inc. *	122,388	1,778
Rackspace Hosting, Inc. *	56,100	516
RealNetworks, Inc. *	139,430	343
S1 Corp. *	83,400	517
Sapient Corp. *	175,463	900
SAVVIS, Inc. *	62,200	708
SPSS, Inc. *	39,500	1,221
SRA International, Inc., Class A *	69,495	1,070
Synchronoss Technologies, Inc. *	26,100	347
Syntel, Inc.	21,183	587
Take-Two Interactive Software, Inc. *	127,504	1,158
TeleCommunication Systems, Inc., Class A *	65,700	645
TeleTech Holdings, Inc. *	54,400	722
The Ultimate Software Group, Inc. *	51,900	972
THQ, Inc. *	112,500	385
TIBCO Software, Inc. *	300,936	1,902
TiVo, Inc. *	209,103	1,568
Tyler Technologies, Inc. *	52,700	870
Unisys Corp. *	838,500	1,023
United Online, Inc.	134,187	711
ValueClick, Inc. *	155,200	1,645
VeriFone Holdings, Inc. *	147,843	1,110

10     See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Vocus, Inc. *	34,000	578
WebMD Health Corp., Class A *	16,824	434
Websense, Inc. *	75,404	1,344
Wind River Systems, Inc. *	118,836	871
Wright Express Corp. *	83,976	1,921

		68,099

Technology Hardware & Equipment 6.6%
3Com Corp. *	803,119	3,253
3PAR, Inc. *	41,000	314
Adaptec, Inc. *	155,500	445
ADC Telecommunications, Inc. *	174,300	1,283
ADTRAN, Inc.	98,005	2,073
Airvana, Inc. *	45,500	259
Arris Group, Inc. *	219,860	2,346
Avid Technology, Inc. *	50,405	558
Avocent Corp. *	75,056	1,084
Benchmark Electronics, Inc. *	109,294	1,326
Black Box Corp.	29,892	818
Blue Coat Systems, Inc. *	64,600	857
Brightpoint, Inc. *	127,995	667
Checkpoint Systems, Inc. *	64,444	783
Ciena Corp. *	161,600	1,931
Cogent, Inc. *	68,609	778
Cognex Corp.	68,609	965
Coherent, Inc. *	46,951	892
Comtech Telecommunications Corp. *	44,300	1,483
Daktronics, Inc.	57,100	516
Data Domain, Inc. *	55,300	917
Echelon Corp. *	52,300	416
Electro Scientific Industries, Inc. *	3,936	34
Electronics for Imaging, Inc. *	72,409	711
EMS Technologies, Inc. *	27,200	518
Emulex Corp. *	172,190	1,803
Harmonic, Inc. *	157,700	1,156
Harris Stratex Networks, Inc., Class A *	30,500	123
Hughes Communications, Inc. *	17,500	335
Imation Corp.	49,813	498
Infinera Corp. *	190,300	1,606
Insight Enterprises, Inc. *	65,900	377
InterDigital, Inc. *	76,594	2,016
Intermec, Inc. *	81,440	984
IPG Photonics Corp. *	33,218	371
Ixia *	32,600	188
JDS Uniphase Corp. *	393,400	1,813
L-1 Identity Solutions, Inc. *	107,184	784
Littelfuse, Inc. *	32,800	538
MTS Systems Corp.	30,175	638
Multi-Fineline Electronix, Inc. *	18,600	373
NETGEAR, Inc. *	59,000	945
Palm, Inc. *	196,360	2,060
Park Electrochemical Corp.	26,800	552
Plantronics, Inc.	81,593	1,039
Plexus Corp. *	70,362	1,558
Riverbed Technology, Inc. *	94,100	1,724
Rofin-Sinar Technologies, Inc. *	61,236	1,305
Rogers Corp. *	30,267	770
ScanSource, Inc. *	43,878	1,084
Sonus Networks, Inc. *	609,358	1,054
Starent Networks Corp. *	51,400	1,014
Sycamore Networks, Inc. *	407,115	1,201
Synaptics, Inc. *	63,300	2,056
SYNNEX Corp. *	31,900	687
Tech Data Corp. *	89,500	2,577
Tekelec *	110,627	1,715
Universal Display Corp. *	49,000	553
ViaSat, Inc. *	46,019	1,058
Vishay Intertechnology, Inc. *	333,800	1,959

		63,741

Telecommunication Services 1.1%
Alaska Communication Systems Group, Inc.	75,300	454
Atlantic Tele-Network, Inc.	12,400	274
Cbeyond, Inc. *	45,800	933
Centennial Communications Corp. *	176,873	1,463
Cincinnati Bell, Inc. *	370,445	1,033
Cogent Communications Group, Inc. *	67,300	568
Consolidated Communications Holdings, Inc.	42,200	475
General Communication, Inc., Class A *	42,400	325
Iowa Telecommunications Services, Inc.	54,100	713
iPCS, Inc. *	3,300	48
Neutral Tandem, Inc. *	31,800	909
NTELOS Holdings Corp.	49,600	793
PAETEC Holding Corp. *	26,600	82
Premiere Global Services, Inc. *	118,800	1,252
Shenandoah Telecommunications Co.	29,200	573
Syniverse Holdings, Inc. *	90,400	1,139

		11,034

Transportation 2.2%
AirTran Holdings, Inc. *	245,998	1,710
Alaska Air Group, Inc. *	70,809	1,188
Alexander & Baldwin, Inc.	74,000	1,971
Allegiant Travel Co. *	24,400	1,270
AMERCO *	9,104	295
American Commercial Lines, Inc. *	64,202	320

See financial notes.     11

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Arkansas Best Corp.	40,572	936
Atlas Air Worldwide Holdings, Inc. *	22,100	587
Eagle Bulk Shipping, Inc.	72,600	473
Forward Air Corp.	48,682	812
Genco Shipping & Trading Ltd.	46,000	879
Genesee & Wyoming, Inc., Class A *	57,972	1,739
Hub Group, Inc., Class A *	62,892	1,447
Knight Transportation, Inc.	97,488	1,724
Marten Transport Ltd. *	23,002	477
Old Dominion Freight Line, Inc. *	50,989	1,435
Pacer International, Inc.	58,118	246
Republic Airways Holdings, Inc. *	55,900	400
SkyWest, Inc.	111,212	1,339
US Airways Group, Inc. *	200,200	759
Werner Enterprises, Inc.	72,543	1,186

		21,193

Utilities 3.0%
ALLETE, Inc.	53,090	1,382
American States Water Co.	29,100	1,005
Avista Corp.	97,412	1,466
Black Hills Corp.	74,998	1,491
California Water Service Group	34,987	1,365
CH Energy Group, Inc.	26,297	1,169
El Paso Electric Co. *	75,016	1,035
Ferrellgas Partners L.P.	61,700	885
MGE Energy, Inc.	36,760	1,128
Northwest Natural Gas Co.	44,895	1,836
NorthWestern Corp.	65,912	1,379
PNM Resources, Inc.	172,500	1,470
Portland General Electric Co.	120,800	2,207
SJW Corp.	19,400	489
South Jersey Industries, Inc.	53,160	1,845
Southwest Gas Corp.	85,696	1,732
Suburban Propane Partners L.P.	55,094	2,204
The Empire District Electric Co.	56,900	852
The Laclede Group, Inc.	36,877	1,279
UIL Holdings Corp.	49,310	1,139
Unisource Energy Corp.	63,517	1,672
Vectren Corp.	5,925	131

		29,161

Total Common Stock (Cost $1,185,598)		953,092

Foreign Common Stock 1.2% of net assets

Bermuda 1.2%

Capital Goods 0.1%
Aircastle Ltd.	113,800	751
Textainer Group Holdings Ltd.	23,000	204

		955

Consumer Durables & Apparel 0.1%
Helen of Troy Ltd. *	54,100	863

Consumer Services 0.1%
Orient-Express Hotels Ltd., Class A	63,900	413

Insurance 0.5%
Assured Guaranty Ltd.	149,937	1,448
Enstar Group Ltd. *	16,394	1,170
Flagstone Reinsurance Holdings Ltd.	151,529	1,403
Max Capital Group Ltd.	69,384	1,148

		5,169

Software & Services 0.2%
VistaPrint Ltd. *	59,300	2,037

Telecommunication Services 0.1%
Global Crossing Ltd. *	92,624	673

Transportation 0.0%
TBS International Ltd., Class A *	49,000	389

Utilities 0.1%
Brookfield Infrastructure Partners L.P.	38,566	526

		11,025

Liberia 0.0%
Transportation 0.0%
Excel Maritime Carriers Ltd.	54,600	388

Total Foreign Common Stock (Cost $18,351)		11,413

Preferred Stock 0.1% of net assets

Healthcare — Services 0.1%
Inverness Medical Innovations, Inc., Class B *	3,150	625

Total Preferred Stock (Cost $1,145)		625

Rights 0.0% of net assets

Fresenius Kabi Pharmaceuticals Holding, Inc. — CVR *	47,356	17
Indevus Pharmaceuticals, Inc. (a)*	138,800	—

Total Rights (Cost $44)		17

12     See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.3% of net assets

Commercial Paper & Other Obligation 0.2%
Citibank, New York Time Deposit
0.03%, 05/01/09	2,344	2,344

U.S. Treasury Obligations 0.1%
U.S. Treasury Bill
0.10%, 06/18/09	169	169
0.15%, 06/18/09	290	290
0.16%, 06/18/09	500	500

		959

Total Short-Term Investment (Cost $3,303)		3,303

End of Investments.
(All dollar amounts are x 1,000)
At 04/30/09 the tax basis cost of the fund’s investments was $1,230,405 and the unrealized appreciation and depreciation were $103,023 and ($364,978), respectively, with a net unrealized depreciation of ($261,955).

*	Non-income producing security.

(a)	Fair-valued by Management.

See financial notes.     13

Schwab International Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.5%	Common Stock	1,022,869	1,029,112
0.2%	Preferred Stock	3,232	2,034
—%	Rights	—	—
0.3%	Other Investment Company	2,336	2,934
0.5%	Short-Term Investments	5,101	5,101

99.5%	Total Investments	1,033,538	1,039,181
0.5%	Other Assets and Liabilities, Net		5,528

100.0%	Total Net Assets		1,044,709

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.5% of net assets
Australia 6.3%
Banks 2.0%
Australia & New Zealand Banking Group Ltd.	340,769	3,930
Commonwealth Bank of Australia	232,449	5,939
National Australia Bank Ltd.	311,210	4,654
Westpac Banking Corp.	478,668	6,674

		21,197

Commercial & Professional Supplies 0.1%
Brambles Ltd.	230,929	991
Diversified Financials 0.1%
Macquarie Group Ltd.	41,564	1,005
Energy 0.5%
Origin Energy Ltd.	135,541	1,602
Santos Ltd.	88,626	1,045
Woodside Petroleum Ltd.	73,798	2,029

		4,676

Food & Staples Retailing 0.6%
Wesfarmers Ltd.	126,650	2,081
Woolworths Ltd.	204,030	3,958

		6,039

Food, Beverage & Tobacco 0.1%
Foster’s Group Ltd.	345,984	1,323
Insurance 0.4%
AMP Ltd.	338,260	1,273
QBE Insurance Group Ltd.	163,842	2,591
Suncorp-Metway Ltd.	148,012	632

		4,496

Materials 1.7%
BHP Billiton Ltd.	551,567	13,325
Newcrest Mining Ltd.	74,314	1,605
Rio Tinto Ltd.	47,036	2,190

		17,120

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	90,137	2,246
Real Estate 0.2%
Westfield Group	294,774	2,301
Telecommunication Services 0.4%
Telstra Corp., Ltd.	1,741,441	4,207

		65,601

Austria 0.2%
Banks 0.0%
Erste Group Bank AG	33,336	696
Energy 0.1%
OMV AG	25,065	776
Telecommunication Services 0.1%
Telekom Austria AG	54,842	721

		2,193

Belgium 0.7%
Banks 0.2%
Dexia S.A. *	190,576	925
KBC GROEP N.V. *	34,679	762

		1,687

Diversified Financials 0.2%
Fortis *	391,801	963
Groupe Bruxelles Lambert S.A.	13,694	987

		1,950

Food, Beverage & Tobacco 0.2%
Anheuser-Busch InBev N.V.	86,699	2,654
See financial notes.     1

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Materials 0.1%
Solvay S.A.	9,124	782

		7,073

Bermuda 0.1%
Retailing 0.1%
Esprit Holdings Ltd.	171,000	1,048
Canada 9.2%
Banks 2.3%
Bank of Montreal	82,275	2,723
Bank of Nova Scotia	162,452	4,621
Canadian Imperial Bank of Commerce	62,110	2,788
National Bank of Canada	26,629	974
Royal Bank of Canada	223,468	7,921
The Toronto-Dominion Bank	135,532	5,350

		24,377

Capital Goods 0.1%
Bombardier, Inc., Class B	239,456	759
Energy 2.8%
Cameco Corp.	53,209	1,222
Canadian Natural Resources Ltd.	86,888	4,005
Canadian Oil Sands Trust	77,547	1,601
Enbridge, Inc.	59,980	1,852
EnCana Corp.	120,062	5,503
Husky Energy, Inc.	41,610	1,008
Imperial Oil Ltd.	41,159	1,471
Nexen, Inc.	83,274	1,586
Petro-Canada Co.	78,634	2,482
Suncor Energy, Inc.	150,448	3,786
Talisman Energy, Inc.	164,142	2,056
TransCanada Corp.	97,982	2,445

		29,017

Food & Staples Retailing 0.1%
Shoppers Drug Mart Corp.	35,376	1,279
Insurance 0.8%
Manulife Financial Corp.	259,097	4,412
Power Corp. of Canada	55,503	1,038
Power Financial Corp.	29,666	594
Sun Life Financial, Inc.	92,057	2,152

		8,196

Materials 1.6%
Agnico-Eagle Mines Ltd.	22,340	988
Agrium, Inc.	25,529	1,095
Barrick Gold Corp.	140,921	4,080
Goldcorp, Inc.	118,151	3,230
Kinross Gold Corp.	109,791	1,692
Potash Corp. of Saskatchewan, Inc.	48,480	4,164
Teck Resources Ltd., Class B	72,800	764
Yamana Gold, Inc.	109,204	857

		16,870
Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	78,429	1,201
Technology Hardware & Equipment 0.5%
Research In Motion Ltd. *	78,948	5,454
Telecommunication Services 0.5%
BCE, Inc.	129,949	2,778
Rogers Communications, Inc., Class B	86,778	2,132

		4,910

Transportation 0.4%
Canadian National Railway Co.	74,978	3,031
Canadian Pacific Railway Ltd.	25,153	900

		3,931

		95,994

Denmark 0.7%
Banks 0.1%
Danske Bank A/S *	90,729	995
Capital Goods 0.2%
Vestas Wind Systems A/S *	29,397	1,908
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Novo Nordisk A/S, Class B	79,293	3,773
Transportation 0.1%
AP Moller — Maersk A/S, Series B	168	976

		7,652

Finland 1.0%
Materials 0.1%
UPM-Kymmene Oyj	83,482	747
Technology Hardware & Equipment 0.8%
Nokia Oyj	613,039	8,707
Utilities 0.1%
Fortum Oyj	67,873	1,369

		10,823
2     See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
France 11.0%
Automobiles & Components 0.2%
Compagnie Generale des Etablissements Michelin, Class B	23,759	1,216
Renault S.A.	30,704	985

		2,201

Banks 1.4%
BNP Paribas	146,042	7,688
Credit Agricole S.A.	142,815	2,088
Societe Generale	94,237	4,817

		14,593

Capital Goods 1.3%
Alstom S.A.	32,032	1,997
Bouygues S.A.	37,426	1,597
Compagnie de Saint-Gobain	63,235	2,269
Schneider Electric S.A.	40,323	3,068
Vallourec S.A.	8,759	957
Vinci S.A.	79,508	3,562

		13,450

Consumer Durables & Apparel 0.5%
Hermes International	12,189	1,616
LVMH Moet Hennessy Louis Vuitton S.A.	41,709	3,149

		4,765

Consumer Services 0.1%
Accor S.A.	29,767	1,259
Energy 1.8%
Total S.A.	379,677	18,997
Food & Staples Retailing 0.3%
Carrefour S.A. *	83,527	3,387
Food, Beverage & Tobacco 0.5%
Groupe Danone	82,460	3,922
Pernod Ricard S.A.	30,146	1,781

		5,703

Health Care Equipment & Services 0.1%
Essilor International S.A.	32,662	1,407
Household & Personal Products 0.3%
L’Oreal S.A.	40,141	2,872
Insurance 0.5%
Axa *	287,595	4,832
Materials 0.4%
Air Liquide S.A.	42,011	3,418
Lafarge S.A.	21,107	1,191

		4,609

Media 0.5%
Vivendi	187,793	5,050
Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Sanofi-Aventis	165,635	9,592
Real Estate 0.2%
Unibail-Rodamco	13,257	1,977
Retailing 0.1%
PPR	12,173	933
Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	358,710	907
Telecommunication Services 0.7%
France Telecom S.A.	304,264	6,755
Utilities 1.1%
Electricite de France	44,531	2,063
GDF Suez	225,749	8,107
Veolia Environnement	57,387	1,572

		11,742

		115,031

Germany 8.6%
Automobiles & Components 1.1%
Bayerische Motoren Werke AG	52,349	1,814
Daimler AG — Reg’d	155,304	5,568
Volkswagen AG	13,893	4,395

		11,777

Banks 0.1%
Commerzbank AG	104,904	713
Capital Goods 1.0%
MAN AG	16,017	993
Siemens AG — Reg’d	146,478	9,848

		10,841

Consumer Durables & Apparel 0.1%
Adidas AG	31,178	1,178
Diversified Financials 0.7%
Deutsche Bank AG — Reg’d	92,335	4,924
Deutsche Boerse AG	30,300	2,238

		7,162

Health Care Equipment & Services 0.1%
Fresenius Medical Care AG & Co. KGaA	29,500	1,145
See financial notes.     3

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Insurance 1.1%
Allianz SE — Reg’d	72,500	6,690
Muenchener Rueckversicherungs-Gesellschaft AG — Reg’d	33,094	4,572

		11,262

Materials 1.0%
BASF SE *	148,324	5,597
K&S AG	21,600	1,300
Linde AG	22,986	1,833
ThyssenKrupp AG	54,528	1,167

		9,897

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Bayer AG *	123,306	6,129
Merck KGaA	10,200	915

		7,044

Software & Services 0.5%
SAP AG	137,740	5,296
Telecommunication Services 0.6%
Deutsche Telekom AG — Reg’d.	477,162	5,770
Transportation 0.1%
Deutsche Post AG — Reg’d	130,927	1,511
Utilities 1.5%
E.ON AG	320,551	10,840
RWE AG	70,676	5,095

		15,935

		89,531

Greece 0.2%
Banks 0.2%
Alpha Bank A.E. *	57,197	557
National Bank of Greece S.A.	67,942	1,413
Piraeus Bank S.A. *	55,440	508

		2,478

Hong Kong 1.5%
Banks 0.1%
Hang Seng Bank Ltd.	116,736	1,294
Capital Goods 0.2%
Hutchison Whampoa Ltd.	337,370	1,987
Diversified Financials 0.2%
Hong Kong Exchanges & Clearing Ltd.	174,018	2,005
Real Estate 0.6%
Cheung Kong (Holdings) Ltd.	232,628	2,400
Sun Hung Kai Properties Ltd.	242,604	2,508
Swire Pacific Ltd., Class A	122,890	960

		5,868

Utilities 0.4%
CLP Holdings Ltd.	308,580	2,082
Hong Kong & China Gas Co., Ltd.	645,200	1,200
Hongkong Electric Holdings Ltd.	211,000	1,246

		4,528

		15,682

Ireland 0.4%
Banks 0.0%
Allied Irish Banks plc	138,658	170
Materials 0.2%
CRH plc	87,100	2,261
Media 0.2%
WPP plc	204,396	1,398

		3,829

Italy 3.1%
Automobiles & Components 0.1%
Fiat S.p.A. *	117,783	1,151
Banks 1.2%
Banca Monte dei Paschi di Siena S.p.A.	595,701	953
Banco Popolare Societa Cooperativa	97,904	643
Intesa Sanpaolo S.p.A. *	1,447,569	4,612
UniCredit S.p.A. *	2,157,207	5,253
Unione di Banche Italiane S.c.p.A.	102,112	1,408

		12,869

Energy 0.8%
Eni S.p.A.	398,855	8,559
Insurance 0.4%
Assicurazioni Generali S.p.A.	194,725	3,962
Telecommunication Services 0.2%
Telecom Italia S.p.A.	1,629,658	2,061
Utilities 0.4%
Enel S.p.A.	669,609	3,630

		32,232

Japan 17.9%
Automobiles & Components 2.8%
Bridgestone Corp.	95,657	1,426
Denso Corp.	74,500	1,761
4     See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Honda Motor Co., Ltd.	246,739	7,231
Nissan Motors Co., Ltd.	337,196	1,760
Toyota Motor Corp.	427,803	16,932

		29,110

Banks 2.0%
Mitsubishi UFJ Financial Group, Inc.	1,671,009	9,115
Mizuho Financial Group, Inc.	1,795,634	3,786
Resona Holdings, Inc.	88,700	1,192
Sumitomo Mitsui Financial Group, Inc.	127,746	4,430
The Bank of Yokohama Ltd.	202,000	857
The Sumitomo Trust & Banking Co., Ltd.	268,950	1,126

		20,506

Capital Goods 1.9%
Asahi Glass Co., Ltd.	156,000	932
Daikin Industries Ltd.	41,300	1,111
Fanuc Ltd.	29,300	2,114
Itochu Corp.	216,000	1,158
Komatsu Ltd.	140,609	1,754
Mitsubishi Corp.	224,000	3,447
Mitsubishi Electric Corp.	303,000	1,614
Mitsubishi Heavy Industries Ltd.	547,000	1,791
Mitsui & Co., Ltd.	265,000	2,811
Sumitomo Corp.	183,000	1,593
Sumitomo Electric Industries Ltd.	116,900	1,139

		19,464

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	94,000	995
Secom Co., Ltd.	33,500	1,237

		2,232

Consumer Durables & Apparel 1.0%
Nikon Corp.	55,000	729
Panasonic Corp.	304,912	4,468
Sharp Corp.	130,785	1,377
Sony Corp.	160,500	4,171

		10,745

Diversified Financials 0.3%
Daiwa Securities Group, Inc.	206,045	1,079
Nomura Holdings, Inc.	319,000	1,925
ORIX Corp.	14,000	656

		3,660

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	106,200	832
Seven & I Holdings Co., Ltd.	122,203	2,761

		3,593

Food, Beverage & Tobacco 0.4%
Asahi Breweries Ltd.	63,000	791
Japan Tobacco, Inc.	732	1,839
Kirin Holdings Co., Ltd.	136,000	1,496

		4,126

Health Care Equipment & Services 0.1%
Terumo Corp.	25,000	946
Household & Personal Products 0.2%
Kao Corp.	78,619	1,470
Shiseido Co., Ltd.	53,000	931

		2,401

Insurance 0.7%
Mitsui Sumitomo Insurance Group Holdings, Inc.	66,562	1,816
Sompo Japan Insurance, Inc.	140,000	844
T&D Holdings, Inc.	35,000	1,046
Tokio Marine Holdings, Inc.	121,999	3,218

		6,924

Materials 0.9%
JFE Holdings, Inc.	81,000	2,212
Nippon Steel Corp.	870,000	2,925
Shin-Etsu Chemical Co., Ltd.	57,560	2,798
Sumitomo Metal Industries Ltd.	542,000	1,270

		9,205

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Astellas Pharma, Inc.	71,370	2,321
Daiichi Sankyo Co., Ltd.	100,500	1,681
Eisai Co., Ltd.	40,000	1,073
Shionogi & Co., Ltd.	56,000	963
Takeda Pharmaceutical Co., Ltd.	110,900	3,933

		9,971

Real Estate 0.5%
Mitsubishi Estate Co., Ltd.	187,502	2,451
Mitsui Fudosan Co., Ltd.	131,777	1,658
Sumitomo Realty & Development Co., Ltd.	70,000	840

		4,949

Retailing 0.1%
Yamada Denki Co., Ltd.	14,000	645
Semiconductors & Semiconductor Equipment 0.1%
Tokyo Electron Ltd.	26,500	1,212
Software & Services 0.4%
Nintendo Co., Ltd.	17,239	4,635
See financial notes.     5

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Technology Hardware & Equipment 1.9%
Canon, Inc.	178,995	5,356
FUJIFILM Holdings Corp.	72,811	1,873
Fujitsu Ltd.	302,000	1,294
Hitachi Ltd.	501,079	1,751
Hoya Corp.	66,507	1,154
Keyence Corp.	6,200	1,095
Kyocera Corp.	26,600	2,066
Murata Manufacturing Co., Ltd.	31,574	1,280
NEC Corp. *	303,000	1,007
Ricoh Co., Ltd.	94,000	1,162
Toshiba Corp.	453,178	1,555

		19,593

Telecommunication Services 1.2%
KDDI Corp.	480	2,159
Nippon Telegraph & Telephone Corp.	133,478	5,029
NTT DoCoMo, Inc.	2,404	3,354
SOFTBANK Corp.	120,200	1,902

		12,444

Transportation 0.6%
Central Japan Railway Co.	268	1,588
East Japan Railway Co.	54,760	3,086
Mitsui O.S.K. Lines Ltd.	175,000	1,000
West Japan Railway Co.	273	837

		6,511

Utilities 1.3%
Chubu Electric Power Co., Inc.	102,100	2,245
Kyushu Electric Power Co., Inc.	64,493	1,331
Osaka Gas Co., Ltd.	298,000	944
The Kansai Electric Power Co., Inc.	116,000	2,362
The Tokyo Electric Power Co., Inc.	181,890	4,261
Tohoku Electric Power Co., Inc.	72,800	1,518
Tokyo Gas Co., Ltd.	363,201	1,377

		14,038

		186,910

Luxembourg 0.3%
Materials 0.3%
ArcelorMittal	133,898	3,136
Netherlands 2.6%
Capital Goods 0.4%
European Aeronautic Defence & Space Co.	61,252	884
Koninklijke (Royal) Philips Electronics N.V.	156,362	2,821

		3,705

Diversified Financials 0.3%
ING Groep N.V. CVA	333,590	3,041
Food & Staples Retailing 0.2%
Koninklijke Ahold N.V.	192,276	2,107
Food, Beverage & Tobacco 0.6%
Heineken N.V.	39,103	1,162
Unilever N.V. CVA	274,655	5,435

		6,597

Insurance 0.1%
Aegon N.V.	180,648	908
Materials 0.3%
Akzo Nobel N.V.	41,768	1,747
Koninklijke DSM N.V.	28,460	882

		2,629

Media 0.1%
Reed Elsevier N.V.	106,400	1,169
Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	69,218	1,452
STMicroelectronics N.V. *	99,193	652

		2,104

Telecommunication Services 0.3%
Koninklijke (Royal) KPN N.V.	279,514	3,360
Transportation 0.1%
TNT N.V.	62,709	1,156

		26,776

Norway 0.5%
Capital Goods 0.1%
Orkla A.S.A.	129,421	926
Energy 0.3%
StatoilHydro A.S.A.	191,911	3,577
Telecommunication Services 0.1%
Telenor A.S.A. *	117,795	733

		5,236

Portugal 0.3%
Banks 0.1%
Banco Comercial Portugues S.A. — Reg’d	622,781	581
6     See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Telecommunication Services 0.1%
Portugal Telecom SGPS S.A. — Reg’d	150,426	1,147
Utilities 0.1%
EDP — Energias de Portugal S.A.	377,876	1,375

		3,103

Singapore 0.6%
Banks 0.4%
DBS Group Holdings Ltd.	175,246	1,114
Oversea-Chinese Banking Corp., Ltd.	437,552	1,724
United Overseas Bank Ltd.	216,233	1,667

		4,505

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,221,237	2,099

		6,604

Spain 4.8%
Banks 2.1%
Banco Bilbao Vizcaya Argentaria S.A.	614,226	6,657
Banco de Sabadell S.A.	185,508	1,070
Banco Popular Espanol S.A.	197,744	1,630
Banco Santander S.A.	1,304,375	12,547

		21,904

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	33,875	1,694
Energy 0.3%
Compania Espanola de Petroleos S.A.	17,357	670
Repsol YPF S.A.	143,548	2,729

		3,399

Retailing 0.1%
Industria de Diseno Textil S.A.	34,317	1,463
Telecommunication Services 1.4%
Telefonica S.A.	753,618	14,278
Transportation 0.1%
Abertis Infraestructuras S.A.	46,952	841
Utilities 0.7%
Gas Natural SDG S.A.	42,673	677
Iberdrola S.A.	801,243	6,309

		6,986

		50,565

Sweden 1.7%
Banks 0.4%
Nordea Bank AB	338,050	2,515
Skandinaviska Enskilda Banken AB, A Shares *	80,861	314
Svenska Handelsbanken AB, A Shares	69,876	1,217

		4,046
Capital Goods 0.3%
Atlas Copco AB, A Shares	107,348	998
Sandvik AB	171,265	1,125
Volvo AB, B Shares	188,427	1,228

		3,351
Diversified Financials 0.1%
Investor AB, B Shares	69,460	1,003
Retailing 0.3%
Hennes & Mauritz AB, B Shares	77,196	3,437
Technology Hardware & Equipment 0.4%
Telefonaktiebolaget LM Ericsson, B Shares	478,085	4,061
Telecommunication Services 0.2%
TeliaSonera AB	356,757	1,674

		17,572

Switzerland 7.9%
Capital Goods 0.5%
ABB Ltd. — Reg’d *	372,453	5,273
Consumer Durables & Apparel 0.1%
Compagnie Financiere Richemont S.A., Series A	51,737	926
Diversified Financials 1.3%
Credit Suisse Group AG — Reg’d	159,054	6,215
Julius Baer Holding AG — Reg’d	31,583	1,036
UBS AG — Reg’d *	472,086	6,485

		13,736

Food, Beverage & Tobacco 1.9%
Nestle S.A. — Reg’d	613,467	19,997
Insurance 0.5%
Swiss Re — Reg’d	56,807	1,348
See financial notes.     7

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Zurich Financial Services AG — Reg’d	22,875	4,251

		5,599

Materials 0.5%
Holcim Ltd. — Reg’d	33,680	1,708
Syngenta AG — Reg’d	15,671	3,346

		5,054

Pharmaceuticals, Biotechnology & Life Sciences 3.0%
Novartis AG — Reg’d	423,440	16,027
Roche Holding AG	112,533	14,191
Roche Holding AG — Bearer Shares	7,642	1,050

		31,268

Telecommunication Services 0.1%
Swisscom AG — Reg’d	3,760	980

		82,833

United Kingdom 18.8%
Banks 2.6%
Barclays plc	1,360,383	5,523
HSBC Holdings plc	1,946,527	13,843
Lloyds TSB Group plc	1,486,086	2,411
Royal Bank of Scotland Group plc *	2,730,432	1,666
Standard Chartered plc	247,708	3,832

		27,275

Capital Goods 0.4%
BAE Systems plc	579,039	3,046
Rolls-Royce Group plc *	296,911	1,472
Rolls-Royce Group plc, C Shares (a)*	25,474,963	38
Rolls-Royce Group plc, C Shares (a)(b) *	17,705,058	—

		4,556

Commercial & Professional Supplies 0.1%
Capita Group plc	102,892	1,037
Diversified Financials 0.1%
Man Group plc	266,983	987
Energy 5.1%
BG Group plc	545,612	8,712
BP plc	2,999,726	21,198
Royal Dutch Shell plc, B Share	438,079	9,914
Royal Dutch Shell plc, A Share	588,320	13,493

		53,317

Food & Staples Retailing 0.7%
J Sainsbury plc	206,980	1,003
Tesco plc	1,280,582	6,345

		7,348

Food, Beverage & Tobacco 2.1%
British American Tobacco plc	280,225	6,758
British American Tobacco plc	52,381	1,270
Cadbury plc	219,834	1,644
Diageo plc	408,377	4,872
Imperial Tobacco Group plc	164,040	3,743
Unilever plc	208,124	4,052

		22,339

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	96,555	3,790
Insurance 0.5%
Aviva plc	423,498	1,950
Prudential plc	412,192	2,369
Standard Life plc	336,827	936

		5,255

Materials 1.8%
Anglo American plc	212,855	4,580
BHP Billiton plc	358,112	7,433
Rio Tinto plc	143,473	5,829
Xstrata plc *	100,849	889

		18,731

Media 0.1%
Reed Elsevier plc	176,347	1,307
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
AstraZeneca PLC	235,719	8,254
GlaxoSmithKline PLC	832,673	12,826
Shire plc	89,610	1,120

		22,200

Real Estate 0.1%
Land Securities Group plc	77,701	641
Retailing 0.1%
Marks & Spencer Group plc	228,045	1,130
Telecommunication Services 1.7%
BT Group plc	1,259,132	1,735
Vodafone Group plc	8,404,590	15,448

		17,183

Utilities 0.9%
Centrica plc	823,040	2,751
National Grid plc	392,585	3,262
Scottish & Southern Energy plc	146,282	2,384
8     See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
United Utilities Group plc	107,747	806

		9,203

		196,299

United States 0.1%
Health Care Equipment & Services 0.1%
Synthes, Inc.	9,008	911

Total Common Stock (Cost $1,022,869)		1,029,112

Preferred Stock 0.2% of net assets

Germany 0.2%
Porsche Automobil Holding SE	13,600	980
Volkswagen AG	16,600	1,054

Total Preferred Stock (Cost $3,232)		2,034

Rights 0.0% of net assets

Belgium 0.0%
Fortis (a)(b)*	358,772	—

Total Rights (Cost $—)		—

Other Investment Company 0.3% of net assets

United States 0.3%
iShares MSCI EAFE Index Fund	70,000	2,934

Total Other Investment Company (Cost $2,336)		2,934

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.5% of net assets

Citibank, New York Time Deposit
0.03%, 05/01/09	5,101	5,101

Total Short-Term Investment (Cost $5,101)		5,101

End of Investments.
(All dollar amounts are x 1,000)
At 04/30/09, the tax basis cost of the fund’s investments was $1,044,172 and the unrealized appreciation and depreciation were $223,013 and ($228,004), respectively, with a net unrealized depreciation of ($4,991).
At 04/30/09, the prices of certain foreign securities held by the fund aggregating $xxx,xxx were adjusted from their closing market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

(a)	Fair-valued by Management.

(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

CVA –	Dutch Certificate

Reg’d –	Registered
See financial notes.     9

Schwab S&P 500 Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.4%	Common Stock	4,840,128	4,553,088
0.8%	Short-Term Investments	33,958	33,958

100.2%	Total Investments	4,874,086	4,587,046
0.2%	Collateral Invested for Securities on Loan	9,834	9,834
(0.4)%	Other Assets and Liabilities, Net		(16,651)

100.0%	Net Assets		4,580,229

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 99.3% of net assets

Automobiles & Components 0.4%
Ford Motor Co. *	1,432,277	8,565
General Motors Corp.	355,225	682
Harley-Davidson, Inc.	143,545	3,181
Johnson Controls, Inc.	358,952	6,823
The Goodyear Tire & Rubber Co. *	105,796	1,163

		20,414

Banks 2.4%
BB&T Corp.	335,116	7,822
Comerica, Inc.	95,108	1,995
Fifth Third Bancorp	347,725	1,426
First Horizon National Corp.	126,147	1,452
Hudson City Bancorp, Inc.	310,900	3,905
Huntington Bancshares, Inc.	217,426	607
KeyCorp	296,955	1,826
M&T Bank Corp.	47,155	2,473
Marshall & Ilsley Corp.	154,183	891
People’s United Financial, Inc.	205,000	3,202
PNC Financial Services Group, Inc.	261,219	10,371
Regions Financial Corp.	426,331	1,914
SunTrust Banks, Inc.	227,836	3,290
U.S. Bancorp	1,059,232	19,299
Wells Fargo & Co.	2,486,376	49,752
Zions Bancorp	68,162	745

		110,970

Capital Goods 7.6%
3M Co.	415,741	23,947
Caterpillar, Inc.	363,792	12,944
Cooper Industries Ltd., Class A	109,322	3,585
Cummins, Inc.	121,708	4,138
Danaher Corp.	145,519	8,504
Deere & Co.	261,688	10,797
Dover Corp.	114,923	3,537
Eaton Corp.	93,395	4,091
Emerson Electric Co.	462,648	15,748
Fastenal Co.	58,534	2,245
Flowserve Corp.	20,000	1,358
Fluor Corp.	103,898	3,935
General Dynamics Corp.	236,932	12,242
General Electric Co.	6,237,677	78,907
Goodrich Corp.	74,318	3,291
Honeywell International, Inc.	441,700	13,785
Illinois Tool Works, Inc.	240,895	7,901
Ingersoll-Rand Co., Ltd., Class A	194,677	4,238
ITT Corp.	112,360	4,608
Jacobs Engineering Group, Inc. *	60,234	2,291
L-3 Communications Holdings, Inc.	73,595	5,604
Lockheed Martin Corp.	200,252	15,726
Masco Corp.	236,681	2,097
Northrop Grumman Corp.	199,871	9,664
PACCAR, Inc.	227,020	8,046
Pall Corp.	48,022	1,268
Parker Hannifin Corp.	103,306	4,685
Precision Castparts Corp.	84,100	6,296
Raytheon Co.	250,739	11,341
Rockwell Automation, Inc.	88,041	2,781
Rockwell Collins, Inc.	98,524	3,778
Textron, Inc.	154,126	1,654
The Boeing Co.	440,715	17,651
The Manitowoc Co., Inc.	74,100	441
Tyco International Ltd.	84,553	2,009
United Technologies Corp.	570,169	27,847
W.W. Grainger, Inc.	40,399	3,389

		346,369

Commercial & Professional Supplies 0.7%
Avery Dennison Corp.	56,457	1,623
Cintas Corp.	81,991	2,104
See financial notes.     1

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Equifax, Inc.	80,620	2,351
Iron Mountain, Inc. *	75,000	2,137
Monster Worldwide, Inc. *	77,326	1,067
Pitney Bowes, Inc.	131,854	3,236
R.R. Donnelley & Sons Co.	131,347	1,530
Republic Services, Inc.	156,433	3,285
Robert Half International, Inc.	97,973	2,353
Stericycle, Inc. *	48,000	2,260
The Dun & Bradstreet Corp.	23,000	1,872
Waste Management, Inc.	310,505	8,281

		32,099

Consumer Durables & Apparel 1.1%
Centex Corp.	72,629	794
Coach, Inc. *	207,716	5,089
D.R. Horton, Inc.	164,056	2,141
Eastman Kodak Co.	169,561	517
Fortune Brands, Inc.	91,549	3,599
Harman International Industries, Inc.	34,500	627
Hasbro, Inc.	83,255	2,220
Jones Apparel Group, Inc.	52,684	487
KB HOME	38,775	701
Leggett & Platt, Inc.	107,903	1,549
Lennar Corp., Class A	79,582	775
Liz Claiborne, Inc.	61,119	290
Mattel, Inc.	222,967	3,336
Newell Rubbermaid, Inc.	167,418	1,749
NIKE, Inc., Class B	236,242	12,396
Polo Ralph Lauren Corp.	37,700	2,030
Pulte Homes, Inc.	122,586	1,411
Snap-on, Inc.	35,854	1,216
The Black & Decker Corp.	37,550	1,513
The Stanley Works	52,574	1,999
VF Corp.	53,707	3,183
Whirlpool Corp.	46,691	2,109

		49,731

Consumer Services 1.8%
Apollo Group, Inc., Class A *	69,705	4,388
Carnival Corp.	265,307	7,131
Darden Restaurants, Inc.	78,430	2,900
H&R Block, Inc.	157,094	2,378
International Game Technology	191,469	2,365
Marriott International, Inc., Class A	183,134	4,315
McDonald’s Corp.	671,221	35,769
Starbucks Corp. *	462,410	6,686
Starwood Hotels & Resorts Worldwide, Inc.	120,073	2,505
Wyndham Worldwide Corp.	107,943	1,261
Wynn Resorts Ltd. *	46,000	1,805
Yum! Brands, Inc.	288,706	9,628

		81,131

Diversified Financials 6.3%
American Capital Ltd.	55,200	171
American Express Co.	703,404	17,740
Ameriprise Financial, Inc.	148,061	3,901
Bank of America Corp.	3,837,204	34,266
Bank of New York Mellon Corp.	691,023	17,607
Capital One Financial Corp.	233,489	3,909
CIT Group, Inc.	116,838	259
Citigroup, Inc. (c)	3,356,343	10,237
CME Group, Inc.	41,090	9,095
Discover Financial Services	300,324	2,442
E*TRADE Financial Corp. *	262,898	376
Federated Investors, Inc., Class B	45,911	1,050
Franklin Resources, Inc.	96,036	5,808
IntercontinentalExchange, Inc. *	37,700	3,303
Invesco Ltd.	238,243	3,507
Janus Capital Group, Inc.	95,251	955
JPMorgan Chase & Co.	2,251,616	74,303
Legg Mason, Inc.	81,300	1,632
Leucadia National Corp. *	119,200	2,531
Moody’s Corp.	126,591	3,737
Morgan Stanley	655,048	15,485
Northern Trust Corp.	136,434	7,417
NYSE Euronext	163,400	3,786
SLM Corp. *	255,962	1,236
State Street Corp.	265,928	9,076
T. Rowe Price Group, Inc.	159,326	6,137
The Charles Schwab Corp. (b)	582,786	10,770
The Goldman Sachs Group, Inc.	297,977	38,290
The Nasdaq OMX Group, Inc. *	64,000	1,231

		286,750

Energy 12.5%
Anadarko Petroleum Corp.	286,332	12,329
Apache Corp.	194,449	14,168
Baker Hughes, Inc.	190,241	6,769
BJ Services Co.	150,775	2,094
Cabot Oil & Gas Corp.	59,700	1,802
Cameron International Corp. *	129,400	3,310
Chesapeake Energy Corp.	286,300	5,643
Chevron Corp.	1,219,559	80,613
ConocoPhillips	906,119	37,151
CONSOL Energy, Inc.	104,200	3,259
Denbury Resources, Inc. *	90,000	1,465
Devon Energy Corp.	269,713	13,985
Diamond Offshore Drilling, Inc.	21,000	1,521
El Paso Corp.	410,934	2,835
ENSCO International, Inc.	70,400	1,991
EOG Resources, Inc.	150,907	9,580
Exxon Mobil Corp.	3,052,491	203,510
2     See financial notes.

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Halliburton Co.	546,836	11,057
Hess Corp.	162,202	8,887
Marathon Oil Corp.	436,722	12,971
Massey Energy Co.	66,700	1,061
Murphy Oil Corp.	97,527	4,653
Nabors Industries Ltd. *	174,696	2,657
National-Oilwell Varco, Inc. *	222,610	6,741
Noble Corp.	38,482	1,052
Noble Energy	104,000	5,902
Occidental Petroleum Corp.	495,524	27,893
Peabody Energy Corp.	134,400	3,547
Pioneer Natural Resources Co.	73,000	1,688
Range Resources Corp.	88,600	3,541
Rowan Cos., Inc.	64,341	1,004
Schlumberger Ltd.	728,459	35,687
Smith International, Inc.	110,400	2,854
Southwestern Energy Co. *	189,200	6,785
Spectra Energy Corp.	356,334	5,167
Sunoco, Inc.	72,311	1,917
Tesoro Corp.	42,700	651
The Williams Cos., Inc.	368,102	5,190
Valero Energy Corp.	322,485	6,398
Weatherford International Ltd. *	100,262	1,667
XTO Energy, Inc.	325,083	11,267

		572,262

Food & Staples Retailing 3.3%
Costco Wholesale Corp.	259,841	12,628
CVS Caremark Corp.	854,940	27,170
Safeway, Inc.	264,175	5,218
SUPERVALU, Inc.	124,524	2,036
Sysco Corp.	355,595	8,296
The Kroger Co.	393,636	8,510
Wal-Mart Stores, Inc.	1,331,643	67,115
Walgreen Co.	593,699	18,660
Whole Foods Market, Inc.	62,900	1,304

		150,937

Food, Beverage & Tobacco 5.8%
Altria Group, Inc.	1,193,829	19,495
Archer-Daniels-Midland Co.	390,669	9,618
Brown-Forman Corp., Class B	51,186	2,380
Campbell Soup Co.	120,713	3,105
Coca-Cola Enterprises, Inc.	173,467	2,959
ConAgra Foods, Inc.	286,055	5,063
Constellation Brands, Inc., Class A *	117,905	1,367
Dean Foods Co. *	43,900	909
Dr. Pepper Snapple Group, Inc. *	140,000	2,899
General Mills, Inc.	204,503	10,366
H.J. Heinz Co.	192,551	6,628
Hormel Foods Corp.	30,000	939
Kellogg Co.	153,585	6,467
Kraft Foods, Inc., Class A	882,400	20,648
Lorillard, Inc.	103,718	6,548
McCormick & Co., Inc.	77,973	2,296
Molson Coors Brewing Co., Class B	72,850	2,786
PepsiCo, Inc.	927,083	46,132
Philip Morris International, Inc.	1,214,884	43,979
Reynolds American, Inc.	110,078	4,181
Sara Lee Corp.	442,030	3,678
The Coca-Cola Co.	1,184,352	50,986
The Hershey Co.	97,892	3,538
The J.M. Smucker Co.	78,504	3,093
The Pepsi Bottling Group, Inc.	81,611	2,552
Tyson Foods, Inc., Class A	136,402	1,438

		264,050

Health Care Equipment & Services 4.3%
Aetna, Inc.	282,132	6,210
AmerisourceBergen Corp.	102,482	3,448
Baxter International, Inc.	372,961	18,089
Becton, Dickinson & Co.	147,494	8,921
Boston Scientific Corp. *	800,150	6,729
C.R. Bard, Inc.	60,312	4,320
Cardinal Health, Inc.	216,680	7,322
CIGNA Corp.	175,110	3,451
Coventry Health Care, Inc. *	93,847	1,493
Covidien Ltd.	302,553	9,978
DaVita, Inc. *	47,000	2,179
DENTSPLY International, Inc.	65,000	1,860
Express Scripts, Inc. *	152,264	9,740
Hospira, Inc. *	92,968	3,056
Humana, Inc. *	105,389	3,033
IMS Health, Inc.	120,083	1,508
Intuitive Surgical, Inc. *	22,700	3,263
Laboratory Corp. of America Holdings *	67,844	4,352
McKesson Corp.	170,166	6,296
Medco Health Solutions, Inc. *	302,326	13,166
Medtronic, Inc.	670,796	21,466
Patterson Cos., Inc. *	69,444	1,421
Quest Diagnostics, Inc.	88,042	4,519
St. Jude Medical, Inc. *	208,159	6,978
Stryker Corp.	146,742	5,680
Tenet Healthcare Corp. *	48,777	110
UnitedHealth Group, Inc.	725,993	17,075
Varian Medical Systems, Inc. *	49,000	1,635
WellPoint, Inc. *	308,969	13,211
Zimmer Holdings, Inc. *	140,969	6,201

		196,710

Household & Personal Products 2.8%
Avon Products, Inc.	257,470	5,860
Colgate-Palmolive Co.	302,177	17,829
See financial notes.     3

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Kimberly-Clark Corp.	249,681	12,269
The Clorox Co.	84,122	4,715
The Estee Lauder Cos., Inc., Class A	62,600	1,872
The Procter & Gamble Co.	1,774,636	87,738

		130,283

Insurance 2.3%
Aflac, Inc.	282,803	8,170
American International Group, Inc.	1,600,032	2,208
Aon Corp.	178,840	7,547
Assurant, Inc.	53,600	1,310
Cincinnati Financial Corp.	101,886	2,440
Genworth Financial, Inc., Class A	280,038	661
Lincoln National Corp.	165,270	1,858
Loews Corp.	223,303	5,558
Marsh & McLennan Cos., Inc.	315,984	6,664
MBIA, Inc. *	78,224	370
MetLife, Inc.	502,911	14,962
Principal Financial Group, Inc.	158,912	2,597
Prudential Financial, Inc.	269,281	7,777
The Allstate Corp.	327,492	7,640
The Chubb Corp.	217,240	8,461
The Hartford Financial Services Group, Inc.	194,837	2,235
The Progressive Corp. *	415,028	6,342
The Travelers Cos., Inc.	352,357	14,496
Torchmark Corp.	58,181	1,706
Unum Group	213,338	3,486
XL Capital Ltd., Class A	108,299	1,030

		107,518

Materials 3.4%
Air Products & Chemicals, Inc.	131,754	8,683
AK Steel Holding Corp.	50,800	661
Alcoa, Inc.	613,437	5,564
Allegheny Technologies, Inc.	53,155	1,740
Ashland, Inc.	43,550	956
Ball Corp.	59,822	2,257
Bemis Co., Inc.	59,750	1,436
CF Industries Holdings, Inc. *	25,000	1,801
E.I. du Pont de Nemours & Co.	551,828	15,396
Eastman Chemical Co.	45,991	1,825
Ecolab, Inc.	105,595	4,071
Freeport-McMoRan Copper & Gold, Inc.	249,796	10,654
International Flavors & Fragrances, Inc.	48,167	1,503
International Paper Co.	258,603	3,274
MeadWestvaco Corp.	104,877	1,642
Monsanto Co.	329,326	27,956
Newmont Mining Corp.	295,912	11,908
Nucor Corp.	189,804	7,723
Owens-Illinois, Inc. *	80,000	1,951
Pactiv Corp. *	79,295	1,733
PPG Industries, Inc.	102,061	4,496
Praxair, Inc.	187,730	14,007
Sealed Air Corp.	98,210	1,872
Sigma-Aldrich Corp.	77,926	3,416
The Dow Chemical Co.	587,403	9,398
Titanium Metals Corp.	26,900	183
United States Steel Corp.	77,148	2,048
Vulcan Materials Co.	69,704	3,314
Weyerhaeuser Co.	127,433	4,493

		155,961

Media 2.6%
CBS Corp., Class B	419,711	2,955
Comcast Corp., Class A	1,727,063	26,700
Gannett Co., Inc.	138,839	543
Meredith Corp.	17,154	430
News Corp., Class A	1,391,611	11,495
Omnicom Group, Inc.	195,442	6,151
Scripps Networks Interactive, Class A	39,225	1,076
The DIRECTV Group, Inc. *	366,460	9,063
The Interpublic Group of Cos., Inc. *	256,619	1,606
The McGraw-Hill Cos., Inc.	195,811	5,904
The New York Times Co., Class A	81,287	437
The Walt Disney Co.	1,111,116	24,334
The Washington Post Co., Class B	1,250	523
Time Warner Cable, Inc., Class A	217,171	6,999
Time Warner, Inc.	717,003	15,652
Viacom, Inc., Class B *	379,603	7,304

		121,172

Pharmaceuticals, Biotechnology & Life Sciences 9.4%
Abbott Laboratories	924,205	38,678
Allergan, Inc.	185,022	8,633
Amgen, Inc. *	633,298	30,696
Biogen Idec, Inc. *	177,761	8,593
Bristol-Myers Squibb Co.	1,189,853	22,845
Celgene Corp. *	257,500	11,000
Cephalon, Inc. *	40,000	2,624
Eli Lilly & Co.	604,055	19,886
Forest Laboratories, Inc. *	195,423	4,239
Genzyme Corp. *	162,807	8,683
Gilead Sciences, Inc. *	551,294	25,249
Johnson & Johnson	1,655,330	86,673
King Pharmaceuticals, Inc. *	159,892	1,260
Life Technologies Corp. *	45,749	1,706
Merck & Co., Inc.	1,272,857	30,854
Millipore Corp. *	16,408	970
Mylan, Inc. *	115,549	1,531
4     See financial notes.

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
PerkinElmer, Inc.	70,980	1,034
Pfizer, Inc.	4,016,667	53,663
Schering-Plough Corp.	946,326	21,784
Teva Pharmaceutical Industries Ltd. ADR	41,481	1,821
Thermo Fisher Scientific, Inc. *	251,699	8,830
Waters Corp. *	60,268	2,662
Watson Pharmaceuticals, Inc. *	63,811	1,974
Wyeth	800,282	33,932

		429,820

Real Estate 1.0%
Apartment Investment & Management Co., Class A	82,689	604
AvalonBay Communities, Inc.	41,310	2,347
Boston Properties, Inc.	65,600	3,242
CB Richard Ellis Group, Inc., Class A *	164,700	1,235
Developers Diversified Realty Corp.	42,200	174
Equity Residential	165,692	3,793
HCP, Inc.	134,700	2,957
Health Care REIT, Inc.	60,000	2,044
Host Hotels & Resorts, Inc.	349,458	2,687
Kimco Realty Corp.	184,400	2,216
Plum Creek Timber Co., Inc.	106,950	3,692
ProLogis	204,506	1,863
Public Storage	74,825	5,003
Simon Property Group, Inc.	161,054	8,310
Ventas, Inc.	75,000	2,148
Vornado Realty Trust	76,519	3,741

		46,056

Retailing 3.7%
Abercrombie & Fitch Co., Class A	55,900	1,513
Amazon.com, Inc. *	192,488	15,499
AutoNation, Inc. *	80,566	1,427
AutoZone, Inc. *	24,987	4,158
Bed Bath & Beyond, Inc. *	167,865	5,106
Best Buy Co., Inc.	212,291	8,148
Big Lots, Inc. *	62,909	1,739
Dillard’s, Inc., Class A	33,711	260
Expedia, Inc. *	126,600	1,723
Family Dollar Stores, Inc.	85,892	2,851
GameStop Corp., Class A *	97,900	2,953
Genuine Parts Co.	102,653	3,486
J.C. Penney Co., Inc.	135,584	4,161
Kohl’s Corp. *	188,281	8,539
Limited Brands, Inc.	189,987	2,170
Lowe’s Cos., Inc.	881,200	18,946
Macy’s, Inc.	272,190	3,724
Nordstrom, Inc.	109,382	2,475
O’Reilly Automotive, Inc. *	84,000	3,263
Office Depot, Inc. *	167,083	433
RadioShack Corp.	79,067	1,113
Sears Holdings Corp. *	40,075	2,503
Staples, Inc.	426,397	8,792
Target Corp.	456,519	18,836
The Gap, Inc.	294,399	4,575
The Home Depot, Inc.	1,019,607	26,836
The Sherwin-Williams Co.	60,651	3,435
The TJX Cos., Inc.	262,389	7,339
Tiffany & Co.	74,308	2,150

		168,153

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc. *	301,471	1,088
Altera Corp.	194,494	3,172
Analog Devices, Inc.	179,122	3,812
Applied Materials, Inc.	820,999	10,024
Broadcom Corp., Class A *	274,481	6,365
Intel Corp.	3,333,326	52,600
KLA-Tencor Corp.	110,567	3,067
Linear Technology Corp.	136,338	2,970
LSI Corp. *	250,138	961
MEMC Electronic Materials, Inc. *	105,100	1,703
Microchip Technology, Inc.	92,700	2,132
Micron Technology, Inc. *	425,213	2,075
National Semiconductor Corp.	132,830	1,643
Novellus Systems, Inc. *	62,474	1,128
NVIDIA Corp. *	324,850	3,729
Teradyne, Inc. *	119,683	711
Texas Instruments, Inc.	789,420	14,257
Xilinx, Inc.	172,868	3,533

		114,970

Software & Services 6.9%
Adobe Systems, Inc. *	322,522	8,821
Affiliated Computer Services, Inc., Class A *	58,472	2,829
Akamai Technologies, Inc. *	49,500	1,090
Autodesk, Inc. *	142,646	2,844
Automatic Data Processing, Inc.	306,040	10,773
BMC Software, Inc. *	120,001	4,160
CA, Inc.	248,295	4,283
Citrix Systems, Inc. *	101,545	2,897
Cognizant Technology Solutions Corp., Class A *	176,300	4,370
Computer Sciences Corp. *	94,953	3,509
Compuware Corp. *	179,317	1,341
Convergys Corp. *	85,006	859
eBay, Inc. *	653,586	10,765
Electronic Arts, Inc. *	189,219	3,851
Fidelity National Information Services, Inc.	102,300	1,826
Fiserv, Inc. *	100,097	3,736
See financial notes.     5

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Google, Inc., Class A *	141,971	56,216
Intuit, Inc. *	197,876	4,577
MasterCard, Inc., Class A	43,900	8,053
McAfee, Inc. *	90,000	3,379
Microsoft Corp.	4,613,998	93,480
Novell, Inc. *	220,687	830
Oracle Corp.	2,331,376	45,089
Paychex, Inc.	198,430	5,360
Salesforce.com, Inc. *	47,435	2,031
Symantec Corp. *	513,854	8,864
Total System Services, Inc.	118,200	1,474
VeriSign, Inc. *	117,700	2,422
Western Union Co.	442,962	7,420
Yahoo!, Inc. *	787,491	11,253

		318,402

Technology Hardware & Equipment 8.8%
Agilent Technologies, Inc. *	220,967	4,035
Amphenol Corp., Class A	72,000	2,437
Apple, Inc. *	532,505	67,005
Ciena Corp. *	47,466	567
Cisco Systems, Inc. *	3,498,668	67,594
Corning, Inc.	943,854	13,799
Dell, Inc. *	1,041,999	12,108
EMC Corp. *	1,232,341	15,441
FLIR Systems, Inc. *	80,000	1,774
Harris Corp.	80,000	2,446
Hewlett-Packard Co.	1,456,373	52,400
International Business Machines Corp.	802,287	82,804
Jabil Circuit, Inc.	108,685	880
JDS Uniphase Corp. *	125,689	580
Juniper Networks, Inc. *	305,100	6,606
Lexmark International, Inc., Class A *	53,391	1,048
Molex, Inc.	85,448	1,425
Motorola, Inc.	1,388,000	7,676
NetApp, Inc. *	208,093	3,808
QLogic Corp. *	92,672	1,314
QUALCOMM, Inc.	986,578	41,752
SanDisk Corp. *	109,800	1,726
Sun Microsystems, Inc. *	483,538	4,429
Tellabs, Inc. *	266,357	1,396
Teradata Corp. *	108,424	1,813
Tyco Electronics Ltd.	281,553	4,910
Xerox Corp.	540,916	3,305

		405,078

Telecommunication Services 3.7%
American Tower Corp., Class A *	211,700	6,724
AT&T, Inc.	3,500,842	89,692
CenturyTel, Inc.	68,817	1,868
Embarq Corp.	93,293	3,411
Frontier Communications Corp.	197,963	1,407
Qwest Communications International, Inc.	954,223	3,712
Sprint Nextel Corp. *	1,782,577	7,772
Verizon Communications, Inc.	1,693,606	51,384
Windstream Corp.	261,945	2,174

		168,144

Transportation 2.1%
Burlington Northern Santa Fe Corp.	170,459	11,502
C.H. Robinson Worldwide, Inc.	87,200	4,635
CSX Corp.	248,206	7,344
Expeditors International of Washington, Inc.	99,500	3,454
FedEx Corp.	187,949	10,518
Norfolk Southern Corp.	229,224	8,179
Ryder System, Inc.	34,193	947
Southwest Airlines Co.	450,801	3,147
Union Pacific Corp.	307,341	15,103
United Parcel Service, Inc., Class B	596,665	31,229

		96,058

Utilities 3.9%
Allegheny Energy, Inc.	100,525	2,606
Ameren Corp.	124,330	2,862
American Electric Power Co., Inc.	245,935	6,488
CenterPoint Energy, Inc.	172,437	1,835
CMS Energy Corp.	116,771	1,404
Consolidated Edison, Inc.	149,269	5,542
Constellation Energy Group, Inc.	109,191	2,629
Dominion Resources, Inc.	351,016	10,587
DTE Energy Co.	102,614	3,034
Duke Energy Corp.	766,889	10,591
Dynegy, Inc., Class A *	247,112	440
Edison International	204,467	5,829
Entergy Corp.	116,073	7,518
EQT Corp.	78,000	2,623
Exelon Corp. *	396,464	18,289
FirstEnergy Corp.	185,163	7,573
FPL Group, Inc.	250,250	13,461
Integrys Energy Group, Inc.	27,779	734
Nicor, Inc.	20,782	668
NiSource, Inc.	161,756	1,778
Northeast Utilities	65,000	1,366
Pepco Holdings, Inc.	99,700	1,191
PG&E Corp.	219,856	8,161
Pinnacle West Capital Corp.	51,445	1,409
PPL Corp.	227,042	6,791
Progress Energy, Inc.	158,192	5,397
Public Service Enterprise Group, Inc.	310,174	9,256
6     See financial notes.

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Questar Corp.	98,900	2,939
SCANA Corp.	55,000	1,662
Sempra Energy	156,317	7,194
Southern Co.	464,409	13,412
TECO Energy, Inc.	114,004	1,207
The AES Corp. *	414,310	2,929
Wisconsin Energy Corp.	65,000	2,597
Xcel Energy, Inc.	246,254	4,541

		176,543

Total Common Stock (Cost $4,840,128)		4,553,088

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 0.8% of net assets

Commercial Paper & Other Obligations 0.7%
Citibank, New York Time Deposit
0.03%, 05/01/09	28,456	28,456
U.S. Treasury Obligations 0.1%
U.S. Treasury Bill
0.17%, 06/18/09 (a)	550	550
0.10%, 06/18/09 (a)	253	253
0.15%, 06/18/09 (a)	1,700	1,700
0.16%, 06/18/09 (a)	3,000	2,999

		5,502

Total Short-Term Investments (Cost $33,958)		33,958

End of Investments.

	Number of	Value
Security	Shares	($ x 1,000)
Collateral Invested for Securities on Loan 0.2% of net assets

Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	9,834,058	9,834

Total Collateral Invested for Securities on Loan (Cost $9,834)		9,834

(All dollar amounts are x 1,000)
At 04/30/09 tax basis cost of the fund’s investments was $4,916,023 and the unrealized appreciation and depreciation were $1,131,129 and ($1,460,106), respectively, with a net unrealized depreciation of ($328,977).

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for open futures contracts.

(b)	Issuer is affiliated with the fund’s adviser.

(c)	All or a portion of this security is on loan.

ADR –	American Depositary Receipt

REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains
Futures Contract

S & P 500 Index, e-mini, Long, expires 06/19/09	500	21,750	2,605
See financial notes.     7

Schwab Institutional Select S&P 500 Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

96.9%	Common Stock	3,258,475	2,413,924
2.2%	Short-Term Investments	54,287	54,287

99.1%	Total Investments	3,312,762	2,468,211
0.2%	Collateral Invested for Securities on Loan	4,286	4,286
0.7%	Other Assets and Liabilities, Net		18,372

100.0%	Total Net Assets		2,490,869

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 96.9% of net assets

Automobiles & Components 0.5%
Ford Motor Co. *	928,020	5,550
General Motors Corp.	180,152	346
Harley-Davidson, Inc.	85,625	1,897
Johnson Controls, Inc.	188,107	3,576
The Goodyear Tire & Rubber Co. *	71,540	786

		12,155

Banks 2.4%
BB&T Corp.	177,897	4,152
Comerica, Inc.	43,662	916
Fifth Third Bancorp	237,604	974
First Horizon National Corp.	86,170	992
Hudson City Bancorp, Inc.	160,592	2,017
Huntington Bancshares, Inc.	104,867	293
KeyCorp	141,943	873
M&T Bank Corp.	22,743	1,193
Marshall & Ilsley Corp.	75,109	434
People’s United Financial, Inc.	103,800	1,621
PNC Financial Services Group, Inc.	136,059	5,401
Regions Financial Corp.	211,714	951
SunTrust Banks, Inc.	108,380	1,565
U.S. Bancorp	555,696	10,125
Wells Fargo & Co.	1,350,433	27,022
Zions Bancorp	40,036	438

		58,967

Capital Goods 7.3%
3M Co.	219,478	12,642
Caterpillar, Inc.	196,870	7,005
Cooper Industries Ltd., Class A	55,929	1,834
Cummins, Inc.	58,854	2,001
Danaher Corp.	78,168	4,568
Deere & Co.	134,598	5,554
Dover Corp.	57,547	1,771
Eaton Corp.	48,844	2,139
Emerson Electric Co.	238,867	8,131
Fastenal Co.	38,815	1,489
Flowserve Corp.	16,600	1,127
Fluor Corp.	54,884	2,078
General Dynamics Corp.	122,328	6,321
General Electric Co.	3,321,675	42,019
Goodrich Corp.	39,178	1,735
Honeywell International, Inc.	228,129	7,120
Illinois Tool Works, Inc.	119,841	3,931
Ingersoll-Rand Co., Ltd. Class A	98,224	2,138
ITT Corp.	55,518	2,277
Jacobs Engineering Group, Inc. *	37,400	1,423
L-3 Communications Holdings, Inc.	35,588	2,710
Lockheed Martin Corp.	103,439	8,123
Masco Corp.	107,207	950
Northrop Grumman Corp.	103,596	5,009
PACCAR, Inc.	114,830	4,070
Pall Corp.	37,308	985
Parker Hannifin Corp.	50,430	2,287
Precision Castparts Corp.	44,427	3,326
Raytheon Co.	129,449	5,855
Rockwell Automation, Inc.	43,080	1,361
Rockwell Collins, Inc.	47,381	1,817
Textron, Inc.	74,178	796
The Boeing Co.	227,639	9,117
The Manitowoc Co., Inc.	39,400	234
Tyco International Ltd.	41,405	984
United Technologies Corp.	298,166	14,562
W.W. Grainger, Inc.	22,128	1,856

		181,345

Commercial & Professional Supplies 0.7%
Avery Dennison Corp.	32,219	926
Cintas Corp.	39,585	1,016
Equifax, Inc.	37,841	1,103
Iron Mountain, Inc. *	55,400	1,578
Monster Worldwide, Inc. *	34,612	478
See financial notes.     1

Schwab Institutional Select S&P 500 Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pitney Bowes, Inc.	62,737	1,540
R.R. Donnelley & Sons Co.	61,522	717
Republic Services, Inc.	97,101	2,039
Robert Half International, Inc.	45,969	1,104
Stericycle, Inc. *	25,800	1,215
The Dun & Bradstreet Corp.	16,600	1,351
Waste Management, Inc.	161,611	4,310

		17,377

Consumer Durables & Apparel 1.0%
Centex Corp.	35,337	387
Coach, Inc. *	102,212	2,504
D.R. Horton, Inc.	78,260	1,021
Eastman Kodak Co.	88,752	271
Fortune Brands, Inc.	45,130	1,774
Harman International Industries, Inc.	16,056	292
Hasbro, Inc.	49,662	1,324
Jones Apparel Group, Inc.	24,819	229
KB HOME	21,535	389
Leggett & Platt, Inc.	48,491	696
Lennar Corp., Class A	40,136	391
Liz Claiborne, Inc.	25,123	119
Mattel, Inc.	110,427	1,652
Newell Rubbermaid, Inc.	79,932	835
NIKE, Inc., Class B	124,620	6,539
Polo Ralph Lauren Corp.	22,326	1,202
Pulte Homes, Inc.	62,164	716
Snap-on, Inc.	21,828	741
The Black & Decker Corp.	19,154	772
The Stanley Works	22,145	842
VF Corp.	25,784	1,528
Whirlpool Corp.	29,331	1,325

		25,549

Consumer Services 1.7%
Apollo Group, Inc., Class A *	39,085	2,461
Carnival Corp.	138,514	3,723
Darden Restaurants, Inc.	48,518	1,794
H&R Block, Inc.	101,711	1,540
International Game Technology	87,391	1,079
Marriott International, Inc., Class A	90,760	2,138
McDonald’s Corp.	355,817	18,962
Starbucks Corp. *	245,152	3,545
Starwood Hotels & Resorts Worldwide, Inc.	58,195	1,214
Wyndham Worldwide Corp.	52,921	618
Wynn Resorts Ltd. *	28,100	1,102
Yum! Brands, Inc.	151,779	5,062

		43,238

Diversified Financials 6.1%
American Capital Ltd.	50,161	155
American Express Co.	370,537	9,345
Ameriprise Financial, Inc.	67,253	1,772
Bank of America Corp.	2,033,607	18,160
Bank of New York Mellon Corp.	363,950	9,273
Capital One Financial Corp.	116,885	1,957
CIT Group, Inc.	105,814	235
Citigroup, Inc. (c)	1,779,001	5,426
CME Group, Inc.	21,847	4,836
Discover Financial Services	146,049	1,187
E*TRADE Financial Corp. *	307,695	440
Federated Investors, Inc., Class B	30,095	689
Franklin Resources, Inc.	45,799	2,770
IntercontinentalExchange, Inc. *	22,058	1,932
Invesco Ltd.	114,604	1,687
Janus Capital Group, Inc.	74,944	752
JPMorgan Chase & Co.	1,193,415	39,383
Legg Mason, Inc.	41,098	825
Leucadia National Corp. *	53,051	1,126
Moody’s Corp.	60,038	1,772
Morgan Stanley	334,606	7,910
Northern Trust Corp.	71,784	3,902
NYSE Euronext	79,600	1,844
SLM Corp. *	139,456	674
State Street Corp.	140,998	4,812
T. Rowe Price Group, Inc.	78,153	3,011
The Charles Schwab Corp. (a)	299,895	5,542
The Goldman Sachs Group, Inc.	159,892	20,546
The Nasdaq OMX Group, Inc. *	41,100	790

		152,753

Energy 12.1%
Anadarko Petroleum Corp.	147,017	6,331
Apache Corp.	105,957	7,720
Baker Hughes, Inc.	97,786	3,479
BJ Services Co.	82,284	1,143
Cabot Oil & Gas Corp.	31,500	951
Cameron International Corp. *	66,900	1,711
Chesapeake Energy Corp.	177,766	3,504
Chevron Corp.	632,875	41,833
ConocoPhillips	467,871	19,183
CONSOL Energy, Inc.	55,318	1,730
Denbury Resources, Inc. *	71,500	1,164
Devon Energy Corp.	140,445	7,282
Diamond Offshore Drilling, Inc.	21,600	1,564
El Paso Corp.	211,137	1,457
ENSCO International, Inc.	46,193	1,306
EOG Resources, Inc.	79,099	5,021
Exxon Mobil Corp.	1,574,407	104,966
Halliburton Co.	284,032	5,743
Hess Corp.	89,738	4,917
2     See financial notes.

Schwab Institutional Select S&P 500 Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Marathon Oil Corp.	227,030	6,743
Massey Energy Co.	21,700	345
Murphy Oil Corp.	59,865	2,856
Nabors Industries Ltd. *	86,694	1,319
National-Oilwell Varco, Inc. *	132,114	4,000
Noble Corp.	18,333	501
Noble Energy	54,584	3,098
Occidental Petroleum Corp.	255,926	14,406
Peabody Energy Corp.	84,564	2,232
Pioneer Natural Resources Co.	34,500	798
Range Resources Corp.	49,400	1,974
Rowan Cos., Inc.	31,222	487
Schlumberger Ltd.	378,380	18,537
Smith International, Inc.	66,232	1,712
Southwestern Energy Co. *	104,600	3,751
Spectra Energy Corp.	202,875	2,942
Sunoco, Inc.	35,590	943
Tesoro Corp.	42,107	642
The Williams Cos., Inc.	172,596	2,434
Valero Energy Corp.	157,455	3,124
Weatherford International Ltd. *	39,720	661
XTO Energy, Inc.	183,417	6,357

		300,867

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	134,151	6,520
CVS Caremark Corp.	464,011	14,746
Safeway, Inc.	133,921	2,645
SUPERVALU, Inc.	61,057	998
Sysco Corp.	183,662	4,285
The Kroger Co.	203,311	4,396
Wal-Mart Stores, Inc.	711,059	35,837
Walgreen Co.	318,312	10,004
Whole Foods Market, Inc.	43,116	894

		80,325

Food, Beverage & Tobacco 5.7%
Altria Group, Inc.	647,862	10,580
Archer-Daniels-Midland Co.	203,730	5,016
Brown-Forman Corp., Class B	28,542	1,327
Campbell Soup Co.	75,998	1,955
Coca-Cola Enterprises, Inc.	91,595	1,563
ConAgra Foods, Inc.	164,694	2,915
Constellation Brands, Inc., Class A *	55,260	640
Dean Foods Co. *	44,370	918
Dr. Pepper Snapple Group, Inc. *	74,300	1,539
General Mills, Inc.	106,687	5,408
H.J. Heinz Co.	107,992	3,717
Hormel Foods Corp.	19,300	604
Kellogg Co.	78,449	3,303
Kraft Foods, Inc., Class A	461,554	10,800
Lorillard, Inc.	51,279	3,237
McCormick & Co., Inc.	53,329	1,571
Molson Coors Brewing Co., Class B	52,680	2,015
PepsiCo, Inc.	495,756	24,669
Philip Morris International, Inc.	633,262	22,924
Reynolds American, Inc.	52,120	1,980
Sara Lee Corp.	220,312	1,833
The Coca-Cola Co.	633,176	27,258
The Hershey Co.	54,936	1,985
The J.M. Smucker Co.	51,271	2,020
The Pepsi Bottling Group, Inc.	43,260	1,353
Tyson Foods, Inc., Class A	88,388	932

		142,062

Health Care Equipment & Services 4.1%
Aetna, Inc.	151,548	3,336
AmerisourceBergen Corp.	53,491	1,799
Baxter International, Inc.	193,028	9,362
Becton, Dickinson & Co.	74,896	4,530
Boston Scientific Corp. *	470,924	3,960
C.R. Bard, Inc.	30,161	2,160
Cardinal Health, Inc.	110,553	3,736
CIGNA Corp.	87,198	1,719
Coventry Health Care, Inc. *	44,738	712
Covidien Ltd.	157,006	5,178
DaVita, Inc. *	32,100	1,489
DENTSPLY International, Inc.	46,000	1,317
Express Scripts, Inc. *	78,322	5,010
Hospira, Inc. *	46,814	1,539
Humana, Inc. *	52,414	1,508
IMS Health, Inc.	53,886	677
Intuitive Surgical, Inc. *	11,300	1,624
Laboratory Corp. of America Holdings *	31,947	2,049
McKesson Corp.	83,009	3,071
Medco Health Solutions, Inc. *	157,856	6,875
Medtronic, Inc.	349,443	11,182
Patterson Cos., Inc. *	37,603	769
Quest Diagnostics, Inc.	46,838	2,404
St. Jude Medical, Inc. *	107,828	3,614
Stryker Corp.	77,698	3,008
Tenet Healthcare Corp. *	131,540	296
UnitedHealth Group, Inc.	384,617	9,046
Varian Medical Systems, Inc. *	35,606	1,188
WellPoint, Inc. *	166,460	7,118
Zimmer Holdings, Inc. *	67,054	2,950

		103,226

Household & Personal Products 2.7%
Avon Products, Inc.	129,450	2,946
Colgate-Palmolive Co.	157,020	9,264
Kimberly-Clark Corp.	129,714	6,374
The Clorox Co.	42,435	2,379
See financial notes.     3

Schwab Institutional Select S&P 500 Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Estee Lauder Cos., Inc., Class A	34,626	1,035
The Procter & Gamble Co.	925,554	45,760

		67,758

Insurance 2.3%
Aflac, Inc.	142,470	4,116
American International Group, Inc.	765,327	1,056
Aon Corp.	94,810	4,001
Assurant, Inc.	34,646	847
Cincinnati Financial Corp.	51,717	1,239
Genworth Financial, Inc., Class A	123,626	292
Lincoln National Corp.	103,201	1,160
Loews Corp.	111,913	2,785
Marsh & McLennan Cos., Inc.	164,795	3,476
MBIA, Inc. *	52,289	247
MetLife, Inc.	266,466	7,927
Principal Financial Group, Inc.	96,855	1,583
Prudential Financial, Inc.	142,750	4,123
The Allstate Corp.	169,418	3,953
The Chubb Corp.	113,253	4,411
The Hartford Financial Services Group, Inc.	120,958	1,387
The Progressive Corp. *	219,992	3,361
The Travelers Cos., Inc.	187,103	7,697
Torchmark Corp.	33,560	984
Unum Group	100,002	1,634
XL Capital Ltd., Class A	108,500	1,032

		57,311

Materials 3.3%
Air Products & Chemicals, Inc.	69,847	4,603
AK Steel Holding Corp.	54,000	702
Alcoa, Inc.	325,127	2,949
Allegheny Technologies, Inc.	27,515	900
Ashland, Inc.	20,237	444
Ball Corp.	29,347	1,107
Bemis Co., Inc.	27,985	673
CF Industries Holdings, Inc. *	16,025	1,155
E.I. du Pont de Nemours & Co.	292,576	8,163
Eastman Chemical Co.	27,367	1,086
Ecolab, Inc.	52,033	2,006
Freeport-McMoRan Copper & Gold, Inc.	127,174	5,424
International Flavors & Fragrances, Inc.	22,876	714
International Paper Co.	161,986	2,051
MeadWestvaco Corp.	49,173	770
Monsanto Co.	174,574	14,820
Newmont Mining Corp.	156,834	6,311
Nucor Corp.	100,596	4,093
Owens-Illinois, Inc. *	50,900	1,241
Pactiv Corp. *	41,048	897
PPG Industries, Inc.	56,587	2,493
Praxair, Inc.	97,049	7,241
Sealed Air Corp.	46,258	882
Sigma-Aldrich Corp.	37,328	1,636
The Dow Chemical Co.	311,332	4,981
Titanium Metals Corp.	55,100	374
United States Steel Corp.	44,565	1,183
Vulcan Materials Co.	33,267	1,582
Weyerhaeuser Co.	72,742	2,565

		83,046

Media 2.6%
CBS Corp., Class B	207,625	1,462
Comcast Corp., Class A	915,401	14,152
Gannett Co., Inc.	66,075	258
Meredith Corp.	15,658	393
News Corp., Class A	727,990	6,013
Omnicom Group, Inc.	94,705	2,980
Scripps Networks Interactive, Class A	23,068	633
The DIRECTV Group, Inc. *	199,842	4,942
The Interpublic Group of Cos., Inc. *	133,246	834
The McGraw-Hill Cos., Inc.	99,856	3,011
The New York Times Co., Class A	31,047	167
The Walt Disney Co.	587,267	12,861
The Washington Post Co., Class B	2,019	845
Time Warner Cable, Inc.	114,530	3,691
Time Warner, Inc.	380,071	8,297
Viacom, Inc., Class B *	188,650	3,630

		64,169

Pharmaceuticals, Biotechnology & Life Sciences 9.2%
Abbott Laboratories	486,581	20,363
Allergan, Inc.	95,936	4,476
Amgen, Inc. *	330,261	16,008
Biogen Idec, Inc. *	93,230	4,507
Bristol-Myers Squibb Co.	623,911	11,979
Celgene Corp. *	144,413	6,169
Cephalon, Inc. *	26,900	1,765
Eli Lilly & Co.	318,468	10,484
Forest Laboratories, Inc. *	91,241	1,979
Genzyme Corp. *	85,041	4,535
Gilead Sciences, Inc. *	287,381	13,162
Johnson & Johnson	874,095	45,768
King Pharmaceuticals, Inc. *	105,433	831
Life Technologies Corp. *	53,386	1,991
Merck & Co., Inc.	663,486	16,083
Millipore Corp. *	15,452	913
Mylan, Inc. *	88,202	1,169
PerkinElmer, Inc.	33,580	489
Pfizer, Inc.	2,119,005	28,310
4     See financial notes.

Schwab Institutional Select S&P 500 Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Schering-Plough Corp.	512,575	11,800
Teva Pharmaceutical Industries Ltd. ADR	18,250	801
Thermo Fisher Scientific, Inc. *	130,738	4,586
Waters Corp. *	29,184	1,289
Watson Pharmaceuticals, Inc. *	42,635	1,319
Wyeth	419,782	17,799

		228,575

Real Estate 1.0%
Apartment Investment & Management Co., Class A	42,225	308
AvalonBay Communities, Inc.	23,689	1,346
Boston Properties, Inc.	43,176	2,134
CB Richard Ellis Group, Inc., Class A *	66,140	496
Developers Diversified Realty Corp.	38,640	159
Equity Residential	82,130	1,880
HCP, Inc.	75,700	1,662
Health Care REIT, Inc.	31,600	1,077
Host Hotels & Resorts, Inc.	158,004	1,215
Kimco Realty Corp.	117,559	1,413
Plum Creek Timber Co., Inc.	50,227	1,734
ProLogis	158,140	1,441
Public Storage	39,653	2,651
Simon Property Group, Inc.	84,095	4,339
Ventas, Inc.	53,800	1,541
Vornado Realty Trust	41,871	2,047

		25,443

Retailing 3.6%
Abercrombie & Fitch Co., Class A	28,945	783
Amazon.com, Inc. *	102,502	8,253
AutoNation, Inc. *	37,567	665
AutoZone, Inc. *	14,511	2,414
Bed Bath & Beyond, Inc. *	89,004	2,708
Best Buy Co., Inc.	112,566	4,320
Big Lots, Inc. *	32,158	889
Dillard’s, Inc., Class A	15,101	116
Expedia, Inc. *	61,626	839
Family Dollar Stores, Inc.	50,438	1,674
GameStop Corp., Class A *	47,300	1,427
Genuine Parts Co.	48,585	1,650
J.C. Penney Co., Inc.	69,337	2,128
Kohl’s Corp. *	97,329	4,414
Limited Brands, Inc.	105,748	1,208
Lowe’s Cos., Inc.	467,088	10,042
Macy’s, Inc.	149,636	2,047
Nordstrom, Inc.	59,114	1,338
O’Reilly Automotive, Inc. *	42,900	1,667
Office Depot, Inc. *	197,044	510
RadioShack Corp.	59,379	836
Sears Holdings Corp. *	22,551	1,409
Staples, Inc.	220,172	4,540
Target Corp.	241,989	9,984
The Gap, Inc.	152,063	2,363
The Home Depot, Inc.	540,343	14,222
The Sherwin-Williams Co.	35,885	2,033
The TJX Cos., Inc.	139,064	3,890
Tiffany & Co.	46,620	1,349

		89,718

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc. *	177,468	641
Altera Corp.	104,352	1,702
Analog Devices, Inc.	91,332	1,943
Applied Materials, Inc.	414,573	5,062
Broadcom Corp., Class A *	143,737	3,333
Intel Corp.	1,771,579	27,955
KLA-Tencor Corp.	53,014	1,471
Linear Technology Corp.	72,630	1,582
LSI Corp. *	180,938	695
MEMC Electronic Materials, Inc. *	84,627	1,371
Microchip Technology, Inc.	66,723	1,535
Micron Technology, Inc. *	190,562	930
National Semiconductor Corp.	79,645	985
Novellus Systems, Inc. *	37,937	685
NVIDIA Corp. *	170,032	1,952
Teradyne, Inc. *	59,066	351
Texas Instruments, Inc.	411,534	7,432
Xilinx, Inc.	93,595	1,913

		61,538

Software & Services 6.8%
Adobe Systems, Inc. *	174,354	4,769
Affiliated Computer Services, Inc., Class A *	34,575	1,673
Akamai Technologies, Inc. *	53,941	1,188
Autodesk, Inc. *	83,335	1,662
Automatic Data Processing, Inc.	165,233	5,816
BMC Software, Inc. *	64,438	2,234
CA, Inc.	118,830	2,050
Citrix Systems, Inc. *	57,463	1,639
Cognizant Technology Solutions Corp., Class A *	92,548	2,294
Computer Sciences Corp. *	47,587	1,759
Compuware Corp. *	96,468	722
Convergys Corp. *	46,132	466
eBay, Inc. *	337,483	5,558
Electronic Arts, Inc. *	102,073	2,077
Fidelity National Information Services, Inc.	70,534	1,259
Fiserv, Inc. *	48,755	1,820
Google, Inc., Class A *	75,787	30,009
Intuit, Inc. *	101,933	2,358
See financial notes.     5

Schwab Institutional Select S&P 500 Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
MasterCard, Inc., Class A	24,200	4,439
McAfee, Inc. *	45,900	1,723
Microsoft Corp.	2,427,833	49,188
Novell, Inc. *	101,560	382
Oracle Corp.	1,213,310	23,465
Paychex, Inc.	103,535	2,796
Salesforce.com, Inc. *	29,936	1,282
Symantec Corp. *	271,496	4,683
Total System Services, Inc.	57,000	711
VeriSign, Inc. *	60,925	1,254
Western Union Co.	228,763	3,832
Yahoo!, Inc. *	441,264	6,306

		169,414

Technology Hardware & Equipment 8.6%
Agilent Technologies, Inc. *	109,399	1,998
Amphenol Corp., Class A	52,100	1,763
Apple, Inc. *	282,135	35,501
Ciena Corp. *	25,233	302
Cisco Systems, Inc. *	1,846,360	35,672
Corning, Inc.	492,033	7,194
Dell, Inc. *	620,686	7,212
EMC Corp. *	635,104	7,958
FLIR Systems, Inc. *	48,000	1,065
Harris Corp.	38,300	1,171
Hewlett-Packard Co.	758,335	27,285
International Business Machines Corp.	424,403	43,803
Jabil Circuit, Inc.	59,901	485
JDS Uniphase Corp. *	64,192	296
Juniper Networks, Inc. *	157,365	3,407
Lexmark International, Inc., Class A *	29,317	575
Molex, Inc.	39,918	665
Motorola, Inc.	720,154	3,982
NetApp, Inc. *	103,281	1,890
Nortel Networks Corp. *	321	—
QLogic Corp. *	53,045	752
QUALCOMM, Inc.	526,787	22,294
SanDisk Corp. *	65,824	1,035
Sun Microsystems, Inc. *	234,931	2,152
Tellabs, Inc. *	166,699	873
Teradata Corp. *	51,247	857
Tyco Electronics Ltd.	139,306	2,429
Xerox Corp.	264,522	1,616

		214,232

Telecommunication Services 3.6%
American Tower Corp., Class A *	125,300	3,979
AT&T, Inc.	1,851,394	47,433
CenturyTel, Inc.	34,476	936
Embarq Corp.	43,282	1,582
Frontier Communications Corp.	101,315	720
Qwest Communications International, Inc.	447,218	1,740
Sprint Nextel Corp. *	911,731	3,975
Verizon Communications, Inc.	898,272	27,254
Windstream Corp.	130,129	1,080

		88,699

Transportation 2.1%
Burlington Northern Santa Fe Corp.	92,371	6,233
C.H. Robinson Worldwide, Inc.	53,895	2,865
CSX Corp.	125,491	3,713
Expeditors International of Washington, Inc.	67,100	2,329
FedEx Corp.	98,519	5,513
Norfolk Southern Corp.	119,568	4,266
Ryder System, Inc.	26,009	720
Southwest Airlines Co.	275,635	1,924
Union Pacific Corp.	159,234	7,825
United Parcel Service, Inc., Class B	314,953	16,485

		51,873

Utilities 3.8%
Allegheny Energy, Inc.	49,855	1,292
Ameren Corp.	69,390	1,597
American Electric Power Co., Inc.	147,367	3,888
CenterPoint Energy, Inc.	102,929	1,095
CMS Energy Corp.	67,313	809
Consolidated Edison, Inc.	87,096	3,234
Constellation Energy Group, Inc.	63,674	1,533
Dominion Resources, Inc.	180,848	5,455
DTE Energy Co.	49,098	1,452
Duke Energy Corp.	399,209	5,513
Dynegy, Inc., Class A *	131,596	234
Edison International	98,426	2,806
Entergy Corp.	60,280	3,904
EQT Corp.	39,200	1,318
Exelon Corp. *	208,326	9,610
FirstEnergy Corp.	96,892	3,963
FPL Group, Inc.	129,188	6,949
Integrys Energy Group, Inc.	20,415	539
Nicor, Inc.	13,226	425
NiSource, Inc.	80,406	884
Northeast Utilities	48,100	1,011
Pepco Holdings, Inc.	65,100	778
PG&E Corp.	115,950	4,304
Pinnacle West Capital Corp.	29,616	811
PPL Corp.	119,228	3,566
Progress Energy, Inc.	85,767	2,926
Public Service Enterprise Group, Inc.	157,096	4,688
Questar Corp.	51,391	1,527
6     See financial notes.

Schwab Institutional Select S&P 500 Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
SCANA Corp.	35,800	1,082
Sempra Energy	81,552	3,753
Southern Co.	246,516	7,120
TECO Energy, Inc.	67,915	719
The AES Corp. *	202,539	1,432
Wisconsin Energy Corp.	35,300	1,411
Xcel Energy, Inc.	144,032	2,656

		94,284

Total Common Stock (Cost $3,258,475)		2,413,924

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 2.2% of net assets

Commercial Paper & Other Obligation 1.7%
Citibank, New York Time Deposit
0.03%, 05/01/09	42,792	42,792

U.S. Treasury Obligations 0.5%
U.S. Treasury Bill
0.05%, 06/18/09 (b)	2,394	2,393
0.10%, 06/18/09 (b)	503	503
0.14%, 06/18/09 (b)	50	50
0.15%, 06/18/09 (b)	1,250	1,250
0.16%, 06/18/09 (b)	7,000	6,999
0.17%, 06/18/09 (b)	300	300

		11,495

Total Short-Term Investments (Cost $54,287)		54,287

End of Investments.

	Number of	Value
Security	Shares	($ x 1,000)
Collateral Invested for Securities on Loan 0.2% of net assets

Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	4,286,285	4,286

Total Collateral Invested for Securities on Loan (Cost $4,286)		4,286

(All dollar amounts are x 1,000)
At 04/30/09, the tax basis cost of the fund’s investments was $3,324,040 and the unrealized appreciation and depreciation were $69,320 and ($925,149), respectively, with a net unrealized depreciation of ($855,829).

*	Non-income producing security.

(a)	Issuer is affiliated with the fund’s adviser.

(b)	All or a portion of this security is held as collateral for open futures contracts.

(c)	All or a portion of this security is on loan.

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust
In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains
Futures Contract

S & P 500 Index, e-mini, Long, expires 06/19/09	1,700	73,950	6,862
See financial notes.     7

Schwab Total Stock Market Index Fund
Portfolio Holdings as of April 30, 2009 (Unaudited)
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.2%	Common Stock	1,084,714	929,276
0.2%	Foreign Common Stock	2,428	1,394
0.1%	Preferred Stock	955	1,243
—%	Rights	13	5
1.5%	Short-Term Investments	13,714	13,714

100.0%	Total Investments	1,101,824	945,632
0.1%	Collateral Invested for Securities on Loan	972	972
(0.1)%	Other Assets and Liabilities, Net		(489)

100.0%	Net Assets		946,115

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.2% of net assets

Automobiles & Components 0.4%
American Axle & Manufacturing Holdings, Inc.	5,300	5
ArvinMeritor, Inc.	9,900	12
BorgWarner, Inc.	10,800	313
Cooper Tire & Rubber Co.	8,900	74
Drew Industries, Inc. *	2,400	34
Ford Motor Co. *	198,736	1,188
General Motors Corp.	45,386	87
Gentex Corp.	11,500	154
Harley-Davidson, Inc.	25,500	565
Hawk Corp., Class A *	1,800	26
Johnson Controls, Inc.	45,000	855
Standard Motor Products, Inc.	7,500	30
Stoneridge, Inc. *	8,200	19
Strattec Security Corp.	1,500	20
Superior Industries International, Inc.	800	12
Tenneco, Inc. *	4,480	14
The Goodyear Tire & Rubber Co. *	20,500	225
Thor Industries, Inc.	4,500	104
TRW Automotive Holdings Corp. *	7,800	67
WABCO Holdings, Inc.	5,133	82
Winnebago Industries, Inc.	5,100	45

		3,931

Banks 2.9%
1st Source Corp.	3,728	73
Abigail Adams National Bancorp, Inc.	550	1
AMCORE Financial, Inc.	3,811	6
Ameris Bancorp	1,800	12
Anchor BanCorp Wisconsin, Inc.	3,100	5
Arrow Financial Corp.	1,081	29
Associated Banc-Corp.	15,500	240
Astoria Financial Corp.	8,300	69
BancFirst Corp.	2,000	85
BancorpSouth, Inc.	7,612	177
BancTrust Financial Group, Inc.	1,100	7
Bank Mutual Corp.	6,168	63
Bank of Hawaii Corp.	3,500	123
Bank of the Ozarks, Inc.	2,800	70
Banner Corp.	1,200	6
BB&T Corp.	49,458	1,154
Berkshire Bancorp, Inc.	3,600	17
Berkshire Hills Bancorp, Inc.	1,400	32
BOK Financial Corp.	7,540	284
Boston Private Financial Holdings, Inc.	2,129	10
Brookline Bancorp, Inc.	2,405	24
Bryn Mawr Bank Corp.	1,400	27
Camco Financial Corp.	700	2
Camden National Corp.	700	20
Capital City Bank Group, Inc.	1,875	28
CapitalSource, Inc.	6,900	21
Capitol Bancorp Ltd.	1,500	5
Capitol Federal Financial	6,920	270
Cascade Bancorp	3,318	6
Cathay General Bancorp	6,200	70
Central Pacific Financial Corp.	3,400	20
Century Bancorp Inc., Class A	800	12
Charter Financial Corp.	900	8
Chemical Financial Corp.	5,383	115
Citizens First Bancorp, Inc.	700	1
Citizens South Banking Corp.	1,000	5
City Holding Co.	1,800	53
City National Corp.	3,100	113
Columbia Banking System, Inc.	1,951	19
See financial notes.     1

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Comerica, Inc.	13,496	283
Commerce Bancshares, Inc.	15,430	511
Community Bank System, Inc.	4,400	72
Community Trust Bancorp, Inc.	2,487	75
Cullen/Frost Bankers, Inc.	6,300	297
CVB Financial Corp.	5,811	35
Dime Community Bancshares	3,375	28
Downey Financial Corp.	2,000	—
East West Bancorp, Inc.	2,600	18
F.N.B. Corp.	7,661	58
Fifth Third Bancorp	51,714	212
First BanCorp Puerto Rico	7,200	40
First Busey Corp.	1,500	12
First Citizens BancShares, Inc., Class A	300	36
First Commonwealth Financial Corp.	10,504	91
First Financial Bancorp	1,839	20
First Financial Bankshares, Inc.	4,000	197
First Financial Corp.	600	22
First Financial Holdings, Inc.	3,900	35
First Horizon National Corp.	20,309	234
First M&F Corp.	2,000	10
First Merchants Corp.	1,041	13
First Midwest Bancorp, Inc.	3,125	28
First Niagara Financial Group, Inc.	13,672	185
First Place Financial Corp.	2,900	16
First United Corp.	2,200	22
FirstMerit Corp.	7,300	142
Flushing Financial Corp.	3,300	30
Fremont General Corp. *	6,200	1
Frontier Financial Corp.	1,575	2
Fulton Financial Corp.	14,762	98
Glacier Bancorp, Inc.	7,697	118
Great Southern Bancorp, Inc.	1,400	23
Guaranty Financial Group, Inc. *	2,933	2
Hancock Holding Co.	5,100	193
Harleysville National Corp.	2,496	22
Hawthorn Bancshares, Inc.	750	9
Heritage Financial Corp.	735	8
Horizon Financial Corp.	2,695	4
Hudson City Bancorp, Inc.	55,731	700
Huntington Bancshares, Inc.	34,199	95
IBERIABANK Corp.	3,875	177
Imperial Capital Bancorp, Inc. *	700	—
Independent Bank Corp.	1,000	20
Independent Bank Corp., Michigan	4,302	8
Indiana Community Bancorp	800	10
IndyMac Bancorp, Inc. *	5,900	—
Integra Bank Corp.	1,225	3
International Bancshares Corp.	7,784	105
Investors Bancorp, Inc. *	9,600	88
Irwin Financial Corp. *	3,700	5
Kearny Financial Corp.	4,500	50
KeyCorp	46,290	285
Lakeland Financial Corp.	2,200	41
M&T Bank Corp.	9,962	523
MainSource Financial Group, Inc.	1,735	15
Marshall & Ilsley Corp.	24,650	142
MB Financial, Inc.	2,133	29
Merchants Bancshares, Inc.	750	14
MGIC Investment Corp.	9,300	24
Midwest Banc Holdings, Inc.	1,300	2
MutualFirst Financial, Inc.	2,000	11
Nara Bancorp, Inc.	4,000	15
National Penn Bancshares, Inc.	6,675	54
NBT Bancorp, Inc.	4,400	104
New York Community Bancorp, Inc.	31,585	357
NewAlliance Bancshares, Inc.	9,100	117
North Valley Bancorp	1,500	7
Northrim BanCorp, Inc.	3,281	38
Northwest Bancorp, Inc.	5,000	88
OceanFirst Financial Corp.	1,050	13
Ocwen Financial Corp. *	8,420	94
Old National Bancorp	6,244	85
Oriental Financial Group, Inc.	1,663	15
PAB Bankshares, Inc.	714	3
Pacific Capital Bancorp	6,844	47
Park National Corp.	845	57
People’s United Financial, Inc.	31,987	500
Peoples Financial Corp.	3,000	50
Pinnacle Financial Partners, Inc. *	475	8
PNC Financial Services Group, Inc.	39,032	1,550
Popular, Inc.	21,700	62
PrivateBancorp, Inc.	5,000	101
Prosperity Bancshares, Inc.	6,400	178
Provident Bankshares Corp.	1,657	15
Provident Financial Holdings, Inc.	750	5
Provident Financial Services, Inc.	5,217	56
Regions Financial Corp.	61,962	278
Renasant Corp.	1,125	16
Republic Bancorp, Inc., Class A	1,821	40
Roma Financial Corp.	2,500	33
Royal Bank of Canada	416	15
S&T Bancorp, Inc.	4,400	79
S.Y. Bancorp, Inc.	1,470	37
Sandy Spring Bancorp, Inc.	2,900	47
Santander BanCorp	4,686	31
Seacoast Banking Corp. of Florida	1,980	8
Shore Bancshares, Inc.	750	15
Simmons First National Corp., Class A	1,000	26
Southwest Bancorp, Inc.	3,300	23
2     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
State Bancorp, Inc.	1,058	9
Sterling Bancorp	1,918	22
Sterling Bancshares, Inc.	6,150	41
Sterling Financial Corp., Washington	1,827	6
Suffolk Bancorp	2,400	61
Sun Bancorp, Inc. *	4,219	28
SunTrust Banks, Inc.	33,342	481
Susquehanna Bancshares, Inc.	7,468	60
SVB Financial Group *	2,200	46
Synovus Financial Corp.	27,700	89
TCF Financial Corp.	13,600	189
TF Financial Corp.	700	13
TFS Financial Corp.	28,000	328
The First of Long Island Corp.	4,000	83
The PMI Group, Inc.	8,100	5
The South Financial Group, Inc.	4,500	7
Timberland Bancorp, Inc.	2,000	11
Tompkins Financial Corp.	931	39
Tree.com, Inc. *	1,044	7
TriCo Bancshares	400	6
TrustCo Bank Corp. NY	6,857	41
Trustmark Corp.	8,300	180
U.S. Bancorp	158,531	2,888
UCBH Holdings, Inc.	9,400	12
UMB Financial Corp.	3,574	164
Umpqua Holdings Corp.	343	3
Union Bankshares Corp.	1,050	18
United Bankshares, Inc.	7,400	192
United Community Banks, Inc.	3,836	25
Valley National Bancorp	12,925	187
Washington Federal, Inc.	7,942	103
Washington Trust Bancorp, Inc.	1,000	18
Webster Financial Corp.	8,663	45
Wells Fargo & Co.	386,406	7,732
WesBanco, Inc.	4,456	89
West Coast Bancorp	1,200	3
Westamerica Bancorp	5,200	279
Whitney Holding Corp.	6,675	80
Wilmington Trust Corp.	5,700	83
Wintrust Financial Corp.	5,800	99
WSFS Financial Corp.	1,000	27
Zions Bancorp	13,725	150

		27,047

Capital Goods 7.6%
3D Systems Corp. *	1,400	10
3M Co.	65,000	3,744
A.O. Smith Corp.	1,300	40
AAON, Inc.	6,113	119
AAR CORP. *	5,000	75
Aceto Corp.	5,000	36
Actuant Corp., Class A	5,680	70
Acuity Brands, Inc.	5,200	149
Aecom Technology Corp. *	8,000	206
Aerosonic Corp. *	300	1
AGCO Corp. *	6,762	164
Alamo Group, Inc.	500	6
Albany International Corp., Class A	3,918	36
Alliant Techsystems, Inc. *	2,437	194
American Science & Engineering, Inc.	500	30
American Superconductor Corp. *	700	18
American Woodmark Corp.	4,000	83
Ameron International Corp.	900	53
AMETEK, Inc.	9,300	300
Ampco-Pittsburgh Corp.	2,800	68
Apogee Enterprises, Inc.	1,200	16
Applied Industrial Technologies, Inc.	6,525	147
Applied Signal Technology, Inc.	2,500	49
Armstrong World Industries, Inc. *	3,500	64
Astronics Corp. *	1,250	14
Astronics Corp., Class B *	312	3
Badger Meter, Inc.	4,000	156
Baldor Electric Co.	3,800	88
Barnes Group, Inc.	3,600	51
BE Aerospace, Inc. *	6,200	67
Belden, Inc.	4,400	71
Blount International, Inc. *	1,200	8
Brady Corp., Class A	6,400	135
Breeze-Eastern Corp. *	500	4
Briggs & Stratton Corp.	3,500	52
C&D Technologies, Inc. *	4,500	10
Carlisle Cos., Inc.	3,200	73
Cascade Corp.	4,400	106
Caterpillar, Inc.	53,800	1,914
Ceradyne, Inc. *	2,500	43
Chase Corp.	200	2
CIRCOR International, Inc.	3,750	97
CLARCOR, Inc.	3,400	106
Columbus McKinnon Corp. *	2,400	31
Cooper Industries Ltd., Class A	27,400	898
Crane Co.	5,000	115
Cummins, Inc.	15,600	530
Curtiss-Wright Corp.	3,600	115
Danaher Corp.	29,000	1,695
Deere & Co.	38,000	1,568
Donaldson Co., Inc.	6,500	214
Dover Corp.	16,700	514
Ducommun, Inc.	3,200	55
Dycom Industries, Inc. *	3,300	28
DynCorp International, Inc., Class A *	4,500	69
Eaton Corp.	16,600	727
See financial notes.     3

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
EMCOR Group, Inc. *	7,800	162
Emerson Electric Co.	70,000	2,383
Energy Conversion Devices, Inc. *	600	11
ESCO Technologies, Inc. *	2,800	116
Esterline Technologies Corp. *	2,400	63
Evergreen Solar, Inc. *	1,000	2
Fastenal Co.	13,200	506
Federal Signal Corp.	5,300	41
First Solar, Inc. *	7,000	1,311
Flow International Corp. *	900	2
Flowserve Corp.	3,900	265
Fluor Corp.	16,200	614
Franklin Electric Co., Inc.	1,300	31
FreightCar America, Inc.	2,500	48
FuelCell Energy, Inc. *	1,200	4
Furmanite Corp. *	1,400	6
Gardner Denver, Inc. *	3,400	91
GATX Corp.	4,000	120
GenCorp, Inc. *	2,500	6
General Cable Corp. *	4,700	128
General Dynamics Corp.	36,400	1,881
General Electric Co.	954,266	12,071
Gibraltar Industries, Inc.	2,500	17
Goodrich Corp.	8,404	372
Graco, Inc.	7,012	165
GrafTech International Ltd. *	8,600	76
Granite Construction, Inc.	4,850	191
Hardinge, Inc.	1,800	9
Harsco Corp.	6,200	171
HEICO Corp., Class A	2,286	57
Herley Industries, Inc. *	4,000	41
Hexcel Corp. *	2,000	19
Honeywell International, Inc.	71,062	2,218
Hubbell, Inc., Class B	3,800	126
Icahn Enterprises L.P.	5,150	150
IDEX Corp.	7,225	182
II-VI, Inc. *	3,800	91
Illinois Tool Works, Inc.	51,700	1,696
Ingersoll-Rand Co., Ltd., Class A	30,942	674
Insituform Technologies, Inc., Class A *	1,300	20
Integrated Electrical Services, Inc. *	5,105	49
ITT Corp.	17,400	714
Jacobs Engineering Group, Inc. *	10,600	403
John Bean Technologies Corp.	1,983	22
Joy Global, Inc.	19,350	493
Kadant, Inc. *	1	—
Kaydon Corp.	3,300	105
KBR, Inc.	13,500	211
Kennametal, Inc.	8,000	164
Kratos Defense & Security Solutions, Inc. *	1,800	1
L-3 Communications Holdings, Inc.	15,100	1,150
Ladish Co., Inc. *	1,300	10
Lawson Products, Inc.	2,000	23
Lennox International, Inc.	4,771	152
Lincoln Electric Holdings, Inc.	3,900	174
Lockheed Martin Corp.	37,052	2,910
Lydall, Inc. *	2,500	11
Magnetek, Inc. *	1,500	3
Masco Corp.	35,800	317
MasTec, Inc. *	5,350	67
McDermott International, Inc. *	25,000	404
Michael Baker Corp. *	3,000	101
Moog, Inc., Class A *	2,787	75
MSC Industrial Direct Co., Inc., Class A	4,300	176
Mueller Industries, Inc.	4,200	92
Mueller Water Products, Inc., Class A	3,139	13
NACCO Industries, Inc., Class A	1,300	50
NCI Building Systems, Inc. *	2,900	11
NN, Inc.	1,800	2
Nordson Corp.	4,000	145
Northrop Grumman Corp.	30,032	1,452
Omega Flex, Inc.	700	11
Orbital Sciences Corp. *	4,600	71
Oshkosh Corp.	9,000	86
Otter Tail Corp.	1,100	24
Owens Corning, Inc. *	11,000	197
PACCAR, Inc.	31,725	1,124
Pall Corp.	10,900	288
Parker Hannifin Corp.	16,500	748
Pentair, Inc.	9,500	253
Perini Corp. *	5,000	87
Powell Industries, Inc. *	1,000	36
Power-One, Inc. *	6,000	7
Precision Castparts Corp.	16,302	1,220
Quanex Building Products Corp.	5,625	58
Quanta Services, Inc. *	18,371	418
Raven Industries, Inc.	2,800	67
Raytheon Co.	44,900	2,031
Regal-Beloit Corp.	2,500	102
Rockwell Automation, Inc.	15,700	496
Rockwell Collins, Inc.	13,100	502
Roper Industries, Inc.	6,500	296
Rush Enterprises, Inc., Class B *	750	8
Sauer-Danfoss, Inc.	3,800	16
Seaboard Corp.	200	187
Simpson Manufacturing Co., Inc.	3,200	71
Spirit AeroSystems Holdings, Inc., Class A *	11,000	140
SPX Corp.	8,610	398
Standex International Corp.	3,000	42
4     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
SunPower Corp., Class A *	1,300	36
SunPower Corp., Class B *	2,331	59
Taser International, Inc. *	1,700	8
Tecumseh Products Co., Class A *	3,200	33
Teledyne Technologies, Inc. *	12,157	388
Tennant Co.	4,200	62
Terex Corp. *	7,400	102
Textron, Inc.	23,600	253
The Allied Defense Group, Inc. *	500	2
The Boeing Co.	65,800	2,635
The Gorman-Rupp Co.	4,491	96
The Greenbrier Cos., Inc.	4,100	35
The Manitowoc Co., Inc.	11,600	69
The Middleby Corp. *	7,000	306
The Shaw Group, Inc. *	8,500	285
The Timken Co.	6,600	106
The Toro Co.	4,100	125
Thomas & Betts Corp. *	7,300	227
Titan International, Inc.	4,125	25
TransDigm Group, Inc. *	3,600	127
Tredegar Corp.	5,100	90
Trinity Industries, Inc.	1,650	24
Triumph Group, Inc.	1,200	50
Tyco International Ltd.	43,525	1,034
United Rentals, Inc. *	5,900	36
United Technologies Corp.	88,068	4,301
Universal Forest Products, Inc.	2,500	84
URS Corp. *	7,700	339
USG Corp. *	3,900	58
Valmont Industries, Inc.	1,900	121
Vicor Corp.	4,200	23
W.W. Grainger, Inc.	7,300	612
Wabash National Corp.	2,500	3
Wabtec Corp.	5,828	222
Watsco, Inc.	3,400	146
Watts Water Technologies, Inc., Class A	1,000	22
WESCO International, Inc. *	4,800	125
Woodward Governor Co.	8,000	160

		72,287

Commercial & Professional Supplies 1.2%
A.T. Cross Co., Class A *	2,400	7
ABM Industries, Inc.	4,900	86
Administaff, Inc.	2,800	75
American Reprographics Co. *	4,000	26
AMREP Corp. *	2,500	46
ATC Technology Corp. *	5,011	80
Avery Dennison Corp.	9,700	279
Bowne & Co., Inc.	4,250	22
Casella Waste Systems, Inc., Class A *	2,500	5
CDI Corp.	3,700	44
Cenveo, Inc. *	4,300	20
Cintas Corp.	15,350	394
Clean Harbors, Inc. *	2,500	125
CompX International, Inc.	1,300	8
Consolidated Graphics, Inc. *	3,900	76
Copart, Inc. *	6,550	206
Cornell Cos., Inc. *	4,600	84
Corrections Corp. of America *	11,484	162
CoStar Group, Inc. *	800	30
Covanta Holding Corp. *	11,700	165
CRA International, Inc. *	2,500	58
Deluxe Corp.	3,800	55
Diamond Management & Technology Consultants, Inc.	1,000	3
EnergySolutions, Inc.	7,000	68
Ennis, Inc.	4,500	40
Equifax, Inc.	13,095	382
Exponent, Inc. *	6,000	167
FTI Consulting, Inc. *	2,700	148
G & K Services, Inc., Class A	4,100	102
GP Strategies Corp. *	1,500	6
Healthcare Services Group, Inc.	8,437	151
Heidrick & Struggles International, Inc.	3,100	52
Herman Miller, Inc.	5,700	85
HNI Corp.	4,000	62
Hudson Highland Group, Inc. *	3,220	5
ICT Group, Inc. *	3,000	21
IHS, Inc., Class A *	6,600	273
Interface, Inc., Class A	5,800	34
Iron Mountain, Inc. *	14,680	418
Kelly Services, Inc., Class A	5,700	65
Kforce, Inc. *	2,905	32
Kimball International, Inc., Class B	6,100	33
Knoll, Inc.	4,000	28
Korn/Ferry International *	3,600	38
M&F Worldwide Corp. *	1,200	19
Manpower, Inc.	6,991	301
McGrath Rentcorp	1,600	34
Mine Safety Appliances Co.	2,700	67
Mobile Mini, Inc. *	1,200	16
Monster Worldwide, Inc. *	9,800	135
MPS Group, Inc. *	11,400	92
Multi-Color Corp.	2,625	31
Navigant Consulting, Inc. *	5,000	74
On Assignment, Inc. *	4,700	17
Pitney Bowes, Inc.	20,000	491
R.R. Donnelley & Sons Co.	17,000	198
Republic Services, Inc.	36,645	770
Resources Connection, Inc. *	3,700	72
Robert Half International, Inc.	14,000	336
Rollins, Inc.	10,012	180
See financial notes.     5

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
School Specialty, Inc. *	1,600	30
Spherion Corp. *	6,830	25
Stantec, Inc. *	1,690	37
Steelcase, Inc., Class A	11,500	52
Stericycle, Inc. *	6,400	301
Superior Uniform Group, Inc.	1,600	12
Tetra Tech, Inc. *	12,031	295
The Advisory Board Co. *	1,000	19
The Brink’s Co.	5,600	159
The Corporate Executive Board Co.	2,700	47
The Dun & Bradstreet Corp.	12,140	988
The Geo Group, Inc. *	11,400	190
The Standard Register Co.	4,100	21
TRC Cos., Inc. *	1,350	4
TrueBlue, Inc. *	6,000	58
United Stationers, Inc. *	2,900	95
Viad Corp.	3,625	69
Virco Mfg. Corp.	1,170	4
Volt Information Sciences, Inc. *	3,150	23
Waste Connections, Inc. *	5,475	141
Waste Management, Inc.	48,100	1,283
Watson Wyatt Worldwide, Inc., Class A	4,600	244

		11,196

Consumer Durables & Apparel 1.3%
American Greetings Corp., Class A	8,500	67
Blyth, Inc.	1,200	53
Brookfield Homes Corp.	3,074	16
Brunswick Corp.	7,400	44
Callaway Golf Co.	5,600	42
Carter’s, Inc. *	5,000	107
Cavco Industries, Inc. *	410	10
Centex Corp.	10,700	117
Coach, Inc. *	32,008	784
Columbia Sportswear Co.	4,350	134
Craftmade International, Inc. *	2,800	6
CSS Industries, Inc.	3,400	68
D.R. Horton, Inc.	24,604	321
Deckers Outdoor Corp. *	2,500	141
DGSE Cos., Inc. *	700	1
Eastman Kodak Co.	22,700	69
Ethan Allen Interiors, Inc.	4,200	56
Flexsteel Industries, Inc.	600	4
Foamex International, Inc. *	2,278	—
Fortune Brands, Inc.	11,500	452
Fossil, Inc. *	5,462	110
Furniture Brands International, Inc.	4,700	15
Garmin Ltd.	16,000	403
Hampshire Group Ltd. *	2,000	6
Hanesbrands, Inc. *	11,047	182
Harman International Industries, Inc.	6,800	124
Hasbro, Inc.	14,500	387
Helen of Troy Ltd. *	5,000	80
Hovnanian Enterprises, Inc., Class A *	3,700	10
Jarden Corp. *	7,059	142
Jones Apparel Group, Inc.	12,156	112
K-Swiss, Inc., Class A	2,400	24
KB HOME	7,800	141
Kenneth Cole Productions, Inc., Class A	3,100	21
Leggett & Platt, Inc.	16,200	233
Lennar Corp., Class A	12,190	119
Liz Claiborne, Inc.	8,600	41
M.D.C. Holdings, Inc.	4,403	150
M/I Homes, Inc.	1,800	27
Maidenform Brands, Inc. *	5,000	64
Marine Products Corp.	405	2
Mattel, Inc.	34,300	513
Meritage Homes Corp. *	1,000	21
Mohawk Industries, Inc. *	4,819	228
Movado Group, Inc.	3,300	30
Nautilus, Inc. *	4,125	4
Newell Rubbermaid, Inc.	23,900	250
NIKE, Inc., Class B	41,400	2,172
NVR, Inc. *	500	253
Oxford Industries, Inc.	2,500	24
Palm Harbor Homes, Inc. *	2,700	8
Perry Ellis International, Inc. *	2,500	18
Phillips-Van Heusen Corp.	5,600	163
Polaris Industries, Inc.	3,200	107
Polo Ralph Lauren Corp.	7,500	404
Pool Corp.	5,662	101
Pulte Homes, Inc.	20,244	233
Quiksilver, Inc. *	4,000	7
RC2 Corp. *	2,200	25
Russ Berrie & Co., Inc. *	3,000	6
Skechers U.S.A., Inc., Class A *	6,500	76
Skyline Corp.	2,600	54
Snap-on, Inc.	4,000	136
Standard Pacific Corp. *	4,800	9
Stanley Furniture Co., Inc.	5,200	53
Steven Madden Ltd. *	2,700	79
Sturm, Ruger & Co., Inc. *	6,000	74
Tandy Brands Accessories, Inc.	1,000	2
Tempur-Pedic International, Inc.	8,000	103
The Black & Decker Corp.	7,100	286
The Boyds Collection Ltd. (a)(d)*	34	—
The Ryland Group, Inc.	3,700	77
The Stanley Works	6,600	251
The Timberland Co., Class A *	5,300	86
6     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Warnaco Group, Inc. *	2,500	72
Toll Brothers, Inc. *	13,700	278
Tupperware Brands Corp.	4,800	120
UniFirst Corp.	1,500	56
Uniroyal Technology Corp. (a)(d)*	1,100	—
Universal Electronics, Inc. *	5,200	97
VF Corp.	13,500	800
Whirlpool Corp.	6,849	309
Wolverine World Wide, Inc.	7,800	162

		12,632

Consumer Services 2.2%
Ambassadors Groups, Inc.	3,400	41
Ameristar Casinos, Inc.	3,400	70
Apollo Group, Inc., Class A *	14,550	916
Bally Technologies, Inc. *	3,000	79
Bob Evans Farms, Inc.	2,200	53
Boyd Gaming Corp.	7,800	72
Brink’s Home Security Holdings, Inc. *	5,600	149
Brinker International, Inc.	10,350	183
Burger King Holdings, Inc.	10,800	176
Career Education Corp. *	8,614	190
Carnival Corp.	50,000	1,344
CEC Entertainment, Inc. *	2,025	62
Cedar Fair L.P.	5,300	60
Chipotle Mexican Grill, Inc., Class A *	2,600	211
Choice Hotels International, Inc.	6,800	204
Churchill Downs, Inc.	900	31
CKE Restaurants, Inc.	4,800	46
Coinstar, Inc. *	5,000	178
Corinthian Colleges, Inc. *	9,200	142
CPI Corp.	2,900	30
Cracker Barrel Old Country Store, Inc.	3,446	112
Darden Restaurants, Inc.	13,300	492
DeVry, Inc.	4,800	204
DineEquity, Inc.	3,000	96
Domino’s Pizza, Inc. *	5,100	48
Dover Downs Gaming & Entertainment, Inc.	4,899	21
Dover Motorsports, Inc.	1,400	2
Empire Resorts, Inc. *	3,000	5
Gaylord Entertainment Co. *	2,625	37
H&R Block, Inc.	26,300	398
Hillenbrand, Inc.	5,800	105
International Game Technology	29,100	359
International Speedway Corp., Class A	3,245	77
Interval Leisure Group, Inc. *	6,269	50
Isle of Capri Casinos, Inc. *	4,400	47
ITT Educational Services, Inc. *	6,000	605
Jack in the Box, Inc. *	8,400	207
Jackson Hewitt Tax Service, Inc.	3,000	15
Krispy Kreme Doughnuts, Inc. *	2,100	8
Landry’s Restaurants, Inc. *	1,800	16
Las Vegas Sands Corp. *	25,000	195
Learning Tree International, Inc. *	1,400	12
LIFE TIME FITNESS, Inc. *	2,500	47
Luby’s, Inc. *	1,400	7
Marriott International, Inc., Class A	37,400	881
Matthews International Corp., Class A	1,900	59
McDonald’s Corp.	110,300	5,878
MGM MIRAGE *	22,500	189
Monarch Casino & Resort, Inc. *	8,000	82
MTR Gaming Group, Inc. *	5,300	11
Multimedia Games, Inc. *	1,500	3
Nobel Learning Communities, Inc. *	500	6
O’Charley’s, Inc.	400	3
u.F. Chang’s China Bistro, Inc. *	800	24
Panera Bread Co., Class A *	800	45
Papa John’s International, Inc. *	3,400	90
Peet’s Coffee & Tea, Inc. *	1,800	49
Penn National Gaming, Inc. *	6,800	231
Pinnacle Entertainment, Inc. *	3,800	47
Pre-Paid Legal Services, Inc. *	3,600	133
Regis Corp.	3,900	75
Royal Caribbean Cruises Ltd.	16,500	243
Ruby Tuesday, Inc. *	5,600	43
Scientific Games Corp., Class A *	6,500	114
Service Corp. International	24,100	109
Shuffle Master, Inc. *	2,812	11
Sonic Corp. *	7,968	87
Sotheby’s	5,438	63
Speedway Motorsports, Inc.	4,800	72
Starbucks Corp. *	62,600	905
Starwood Hotels & Resorts Worldwide, Inc.	17,730	370
Stewart Enterprises, Inc., Class A	10,000	35
Strayer Education, Inc.	700	133
Texas Roadhouse, Inc., Class A *	5,900	67
The Cheesecake Factory, Inc. *	2,887	50
The Steak n Shake Co. *	1,580	18
Vail Resorts, Inc. *	3,800	111
Weight Watchers International, Inc.	8,700	216
Wendy’s/Arby’s Group, Inc., Class A	50,775	254
WMS Industries, Inc. *	8,250	265
Wyndham Worldwide Corp.	16,744	196
Wynn Resorts Ltd. *	9,000	353
See financial notes.     7

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Yum! Brands, Inc.	48,000	1,601

		20,524

Diversified Financials 5.4%
Advance America Cash Advance Centers, Inc.	12,500	50
Affiliated Managers Group, Inc. *	4,800	273
AllianceBernstein Holding L.P.	7,700	135
American Express Co.	105,150	2,652
AmeriCredit Corp. *	12,300	125
Ameriprise Financial, Inc.	21,030	554
Asset Acceptance Capital Corp. *	2,500	21
ASTA Funding, Inc.	6,000	17
Bank of America Corp.	577,956	5,161
Bank of New York Mellon Corp.	102,734	2,618
BGC Partners, Inc., Class A	28,300	73
BlackRock, Inc.	9,400	1,377
Calamos Asset Management, Inc., Class A	5,000	57
Capital One Financial Corp.	33,710	564
Cash America International, Inc.	6,500	145
CIT Group, Inc.	18,600	41
Citigroup, Inc. (e)	490,086	1,495
CME Group, Inc.	6,330	1,401
Cohen & Steers, Inc.	5,400	80
CompuCredit Corp. *	8,400	27
Cowen Group, Inc. *	6,500	38
Credit Acceptance Corp. *	2,400	55
Discover Financial Services	45,150	367
Dollar Financial Corp. *	6,500	66
E*TRADE Financial Corp. *	34,335	49
Eaton Vance Corp.	11,600	318
Encore Capital Group, Inc. *	2,000	18
Evercore Partners, Inc., Class A	6,500	123
EZCORP, Inc., Class A *	8,500	105
FBR Capital Markets Corp. *	4,000	17
FCStone Group, Inc. *	2,500	8
Federated Investors, Inc., Class B	9,950	228
Financial Federal Corp.	3,700	91
Franklin Resources, Inc.	20,600	1,246
GAMCO Investors, Inc., Class A	3,200	161
GFI Group, Inc.	9,900	40
Greenhill & Co., Inc.	2,500	194
Interactive Brokers Group, Inc., Class A *	3,400	50
IntercontinentalExchange, Inc. *	5,100	447
Investment Technology Group, Inc. *	4,750	108
Janus Capital Group, Inc.	19,200	193
Jefferies Group, Inc.	14,200	278
JPMorgan Chase & Co.	337,444	11,136
Knight Capital Group, Inc., Class A *	9,700	150
LaBranche & Co., Inc. *	6,900	29
Legg Mason, Inc.	13,050	262
Leucadia National Corp. *	21,908	465
MarketAxess Holdings, Inc. *	4,000	38
MF Global Ltd. *	14,000	85
MicroFinancial, Inc.	1,900	4
Moody’s Corp.	26,600	785
Morgan Stanley	100,500	2,376
MSCI, Inc., Class A *	9,000	189
Nelnet, Inc., Class A *	7,500	45
NewStar Financial, Inc. *	2,000	5
Northern Trust Corp.	18,500	1,006
NYSE Euronext	22,500	521
Och-Ziff Capital Management Group, Class A	25,000	186
optionsXpress Holdings, Inc.	5,300	87
Penson Worldwide, Inc. *	8,000	81
PHH Corp. *	4,186	70
Piper Jaffray Cos., Inc. *	3,950	137
Portfolio Recovery Associates, Inc. *	2,000	70
Raymond James Financial, Inc.	10,350	162
Resource America, Inc., Class A	4,000	20
SEI Investments Co.	19,400	272
Siebert Financial Corp.	2,900	4
SLM Corp. *	42,300	204
State Street Corp.	36,983	1,262
Stifel Financial Corp. *	3,000	148
SWS Group, Inc.	8,211	105
T. Rowe Price Group, Inc.	21,400	824
TD Ameritrade Holding Corp. *	52,400	834
Teton Advisors, Inc. (a)*	48	—
The Blackstone Group L.P.	22,000	215
The Charles Schwab Corp. (c)	111,120	2,054
The First Marblehead Corp. *	7,500	14
The Goldman Sachs Group, Inc.	42,700	5,487
The Nasdaq OMX Group, Inc. *	17,100	329
The Student Loan Corp.	1,700	82
TradeStation Group, Inc. *	4,000	32
Virtus Investment Partners, Inc. *	475	5
W.P. Carey & Co., L.L.C.	4,100	87
Waddell & Reed Financial, Inc., Class A	7,250	163
Westwood Holdings Group, Inc.	4,285	169
World Acceptance Corp. *	5,000	148

		51,413

Energy 11.4%
Abraxas Petroleum Corp. *	8,500	8
Adams Resources & Energy, Inc.	1,400	21
Alliance Holdings GP L.P.	1,000	18
Alliance Resource Partners L.P.	3,400	112
Alon USA Energy, Inc.	8,700	111
8     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Alpha Natural Resources, Inc. *	5,200	107
Anadarko Petroleum Corp.	45,060	1,940
Apache Corp.	29,772	2,169
APCO Argentina, Inc.	800	15
Approach Resources, Inc. *	4,000	28
Arch Coal, Inc.	12,500	175
Arena Resources, Inc. *	3,000	86
Atlas America, Inc.	4,005	62
ATP Oil & Gas Corp. *	6,600	47
Atwood Oceanics, Inc. *	4,800	107
Baker Hughes, Inc.	28,300	1,007
Basic Energy Services, Inc. *	3,000	31
Berry Petroleum Co., Class A	4,000	66
Bill Barrett Corp. *	3,700	96
BJ Services Co.	28,600	397
Boardwalk Pipeline Partners L.P.	14,100	289
BP Prudhoe Bay Royalty Trust	2,200	142
Brigham Exploration Co. *	5,000	12
Bristow Group, Inc. *	6,800	155
Buckeye Partners L.P.	3,400	131
Cabot Oil & Gas Corp.	22,200	670
Cal Dive International, Inc. *	9,000	71
Callon Petroleum Co. *	5,000	9
Calumet Specialty Products Partners L.P.	5,000	60
Cameron International Corp. *	18,200	466
CARBO Ceramics, Inc.	1,900	58
Carrizo Oil & Gas, Inc. *	3,000	37
Cheniere Energy Partners L.P.	2,500	17
Chesapeake Energy Corp.	50,100	987
Chevron Corp.	186,939	12,357
Cimarex Energy Co.	8,008	215
Clayton Williams Energy, Inc. *	2,500	75
CNX Gas Corp. *	12,000	309
Complete Production Services, Inc. *	6,100	41
Comstock Resources, Inc. *	4,500	155
Concho Resources, Inc. *	6,400	176
ConocoPhillips	138,223	5,667
CONSOL Energy, Inc.	14,100	441
Continental Resources, Inc. *	15,000	350
CREDO Petroleum Corp. *	6,700	55
Cross Timbers Royalty Trust	1,500	30
Crosstex Energy L.P.	2,000	4
Crosstex Energy, Inc.	3,200	6
CVR Energy, Inc. *	6,900	51
Delek US Holdings, Inc.	7,000	72
Delta Petroleum Corp. *	8,600	25
Denbury Resources, Inc. *	19,600	319
Devon Energy Corp.	40,360	2,093
Diamond Offshore Drilling, Inc.	12,300	891
Dresser-Rand Group, Inc. *	6,000	148
Dril-Quip, Inc. *	3,100	107
Eagle Rock Energy Partners L.P.	3,000	11
El Paso Corp.	61,587	425
El Paso Pipeline Partners L.P.	5,000	97
Enbridge Energy Management L.L.C. *	1,610	56
Enbridge Energy Partners, L.P.	7,100	258
Encore Acquisition Co. *	5,250	153
Energy Transfer Equity L.P.	23,000	590
Energy Transfer Partners L.P.	14,000	554
ENGlobal Corp. *	4,000	23
ENSCO International, Inc.	11,200	317
Enterprise GP Holdings L.P.	14,100	344
Enterprise Products Partners L.P.	41,500	979
EOG Resources, Inc.	22,800	1,447
Exterran Holdings, Inc. *	4,720	97
Exxon Mobil Corp.	466,166	31,079
FMC Technologies, Inc. *	9,182	314
Forest Oil Corp. *	9,450	151
Foundation Coal Holdings, Inc.	3,700	60
Frontier Oil Corp.	14,400	183
General Maritime Corp.	14,720	146
Geomet, Inc. *	4,000	4
Global Industries Ltd. *	14,400	93
Gulf Island Fabrication, Inc.	2,800	36
GulfMark Offshore, Inc. *	4,100	110
Gulfport Energy Corp. *	5,000	15
Halliburton Co.	81,200	1,642
Harvest Natural Resources, Inc. *	6,000	31
Helix Energy Solutions Group, Inc. *	8,564	78
Helmerich & Payne, Inc.	9,600	296
Hercules Offshore, Inc. *	7,400	24
Hess Corp.	28,200	1,545
Holly Corp.	8,000	168
Hornbeck Offshore Services, Inc. *	5,000	116
Houston American Energy Corp.	4,000	8
Hugoton Royalty Trust	4,846	51
Inergy L.P.	2,000	46
International Coal Group, Inc. *	12,800	25
ION Geophysical Corp. *	7,900	20
James River Coal Co. *	2,500	36
Key Energy Services, Inc. *	10,300	45
Kinder Morgan Energy Partners L.P.	20,000	955
Kinder Morgan Management L.L.C. *	4,609	188
Lufkin Industries, Inc.	3,500	122
Magellan Midstream Partners L.P.	6,000	200
Marathon Oil Corp.	67,308	1,999
Mariner Energy, Inc. *	6,601	75
MarkWest Energy Partners L.P.	1,000	14
Massey Energy Co.	6,800	108
See financial notes.     9

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Matrix Service Co. *	8,000	77
McMoRan Exploration Co. *	4,500	25
Murphy Oil Corp.	18,500	883
Nabors Industries Ltd. *	23,634	359
NATCO Group, Inc., Class A *	6,200	149
National-Oilwell Varco, Inc. *	37,622	1,139
Natural Gas Services Group *	7,500	75
Natural Resource Partners L.P.	4,000	92
Newfield Exploration Co. *	10,600	331
Newpark Resources, Inc. *	11,500	32
Ngas Resources, Inc. *	4,000	7
Noble Corp.	25,200	689
Noble Energy	14,218	807
NuStar Energy L.P.	4,900	247
NuStar GP Holdings L.L.C.	1,000	23
Occidental Petroleum Corp.	78,020	4,392
Oceaneering International, Inc. *	5,200	237
Oil States International, Inc. *	3,600	68
ONEOK Partners, L.P.	6,000	282
Overseas Shipholding Group, Inc.	3,700	106
OYO Geospace Corp. *	300	5
Panhandle Oil & Gas, Inc., Class A	2,000	34
Parallel Petroleum Corp. *	8,500	11
Parker Drilling Co. *	18,300	51
Patriot Coal Corp. *	3,700	23
Patterson-UTI Energy, Inc.	13,200	168
Peabody Energy Corp.	23,700	625
Penn Virginia Corp.	5,000	70
Penn Virginia GP Holdings L.P.	1,500	18
Penn Virginia Resource Partners L.P.	5,000	63
Petrohawk Energy Corp. *	21,600	510
Petroleum Development Corp. *	4,000	65
PetroQuest Energy, Inc. *	4,200	13
PHI, Inc. *	4,000	45
Pioneer Drilling Co. *	9,200	46
Pioneer Natural Resources Co.	10,133	234
Plains All American Pipeline L.P.	7,295	309
Plains Exploration & Production Co. *	9,765	184
Pride International, Inc. *	15,700	356
Quicksilver Resources, Inc. *	8,400	68
Range Resources Corp.	14,100	564
Rex Energy Corp. *	8,000	31
Rosetta Resources, Inc. *	6,600	47
Rowan Cos., Inc.	8,400	131
RPC, Inc.	11,475	123
SandRidge Energy, Inc. *	6,000	49
Schlumberger Ltd.	105,000	5,144
SEACOR Holdings, Inc. *	1,250	82
Ship Finance International Ltd.	6,100	53
Smith International, Inc.	18,932	489
Southern Union Co.	9,874	157
Southwestern Energy Co. *	30,000	1,076
Spectra Energy Corp.	54,678	793
St. Mary Land & Exploration Co.	7,400	132
Stone Energy Corp. *	4,383	19
Sunoco Logistics Partners L.P.	2,000	104
Sunoco, Inc.	11,000	292
Superior Energy Services, Inc. *	9,900	190
Swift Energy Co. *	2,500	27
T-3 Energy Services, Inc. *	5,000	67
Targa Resources Partners L.P.	2,000	23
TC Pipelines L.P.	2,400	72
Teekay Corp.	6,000	87
Teekay LNG Partners L.P.	1,000	18
Tel Offshore Trust	83	—
TEPPCO Partners L.P.	10,000	272
Tesoro Corp.	12,100	185
TETRA Technologies, Inc. *	5,300	30
The Williams Cos., Inc.	51,360	724
Tidewater, Inc.	7,700	333
Transocean Ltd. *	7,512	507
Trico Marine Services, Inc. *	5,000	19
Ultra Petroleum Corp. *	13,000	556
Union Drilling, Inc. *	2,500	15
Unit Corp. *	4,400	120
USEC, Inc. *	14,300	89
VAALCO Energy, Inc. *	9,000	43
Valero Energy Corp.	50,980	1,011
Verenium Corp. *	1,100	—
W&T Offshore, Inc.	7,500	70
Walter Industries, Inc.	4,900	112
Warren Resources, Inc. *	5,000	8
Western Refining, Inc. *	5,600	71
Westmoreland Coal Co. *	6,500	55
Whiting Petroleum Corp. *	3,400	111
World Fuel Services Corp.	4,100	156
XTO Energy, Inc.	49,177	1,705

		107,508

Food & Staples Retailing 3.3%
Arden Group, Inc., Class A	600	70
BJ’s Wholesale Club, Inc. *	6,100	203
Casey’s General Stores, Inc.	5,100	136
Costco Wholesale Corp.	38,600	1,876
CVS Caremark Corp.	125,640	3,993
Ingles Markets, Inc., Class A	300	5
Nash Finch Co.	1,700	50
PriceSmart, Inc.	500	9
Ruddick Corp.	3,100	79
Safeway, Inc.	35,900	709
Spartan Stores, Inc.	500	8
SUPERVALU, Inc.	19,832	324
Sysco Corp.	48,636	1,135
10     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Andersons, Inc.	1,000	16
The Great Atlantic & Pacific Tea Co., Inc. *	2,705	20
The Kroger Co.	63,800	1,379
The Pantry, Inc. *	1,000	24
United Natural Foods, Inc. *	2,600	59
Wal-Mart Stores, Inc.	359,100	18,099
Walgreen Co.	87,400	2,747
Weis Markets, Inc.	1,700	63
Whole Foods Market, Inc.	10,900	226

		31,230

Food, Beverage & Tobacco 5.1%
Alliance One International, Inc. *	10,800	41
Altria Group, Inc.	174,800	2,854
American Italian Pasta Co., Class A *	1,000	31
Archer-Daniels-Midland Co.	53,958	1,328
Bridgford Foods Corp. *	300	2
Brown-Forman Corp., Class B	12,390	576
Bunge Ltd.	8,000	384
Campbell Soup Co.	35,400	910
Chiquita Brands International, Inc. *	3,200	24
Coca-Cola Bottling Co.	400	21
Coca-Cola Enterprises, Inc.	44,000	751
ConAgra Foods, Inc.	43,293	766
Constellation Brands, Inc., Class A *	17,600	204
Corn Products International, Inc.	5,800	139
Dean Foods Co. *	11,113	230
Del Monte Foods Co.	16,031	121
Dr. Pepper Snapple Group, Inc. *	20,000	414
Flowers Foods, Inc.	7,158	165
Fresh Del Monte Produce, Inc. *	4,200	61
General Mills, Inc.	31,300	1,587
Green Mountain Coffee Roasters, Inc. *	2,700	195
Griffin Land & Nurseries, Inc.	300	9
H.J. Heinz Co.	27,900	960
Hansen Natural Corp. *	10,000	408
Hormel Foods Corp.	11,500	360
J & J Snack Foods Corp.	6,400	248
John B. Sanfilippo & Son, Inc. *	5,000	29
Kellogg Co.	34,400	1,449
Kraft Foods, Inc., Class A	147,513	3,452
Lancaster Colony Corp.	3,400	149
Lance, Inc.	2,900	67
Lorillard, Inc.	20,648	1,304
McCormick & Co., Inc.	11,300	333
Molson Coors Brewing Co., Class B	17,000	650
National Beverage Corp. *	4,500	47
PepsiAmericas, Inc.	13,200	324
PepsiCo, Inc.	140,800	7,006
Philip Morris International, Inc.	182,800	6,617
Ralcorp Holdings, Inc. *	6,700	383
Reynolds American, Inc.	22,664	861
Rocky Mountain Chocolate Factory, Inc.	2,427	15
Sanderson Farms, Inc.	1,750	70
Sara Lee Corp.	64,378	536
Smithfield Foods, Inc. *	6,300	54
Tasty Baking Co.	500	2
The Boston Beer Co., Inc., Class A *	2,500	67
The Coca-Cola Co.	210,200	9,049
The Hain Celestial Group, Inc. *	1,406	23
The Hershey Co.	19,400	701
The J.M. Smucker Co.	20,246	798
The Pepsi Bottling Group, Inc.	23,400	732
Tootsie Roll Industries, Inc.	2,611	64
TreeHouse Foods, Inc. *	1,722	46
Tyson Foods, Inc., Class A	30,340	320
Universal Corp., VA	4,800	145
Vector Group Ltd.	4,116	55
Zapata Corp. *	8,000	50

		48,187

Health Care Equipment & Services 4.4%
ABIOMED, Inc. *	800	5
Aetna, Inc.	59,200	1,303
Align Technology, Inc. *	8,700	108
Alliance Imaging, Inc. *	1,800	14
Allscripts Healthcare Solutions, Inc.	1,900	24
Amedisys, Inc. *	3,334	112
America Service Group, Inc. *	3,550	51
American Medical Systems Holdings, Inc. *	7,800	97
AMERIGROUP Corp. *	4,300	128
AmerisourceBergen Corp.	20,648	695
AMN Healthcare Services, Inc. *	4,110	28
AmSurg Corp. *	2,300	47
Analogic Corp.	1,400	51
Aspect Medical Systems, Inc. *	3,700	19
athenahealth, Inc. *	1,000	32
Baxter International, Inc.	59,018	2,862
Beckman Coulter, Inc.	5,100	268
Becton, Dickinson & Co.	21,300	1,288
BioScrip, Inc. *	2,172	7
Boston Scientific Corp. *	134,568	1,132
Brookdale Senior Living, Inc.	300	3
C.R. Bard, Inc.	8,000	573
Cantel Medical Corp. *	3,571	50
Cardinal Health, Inc.	36,160	1,222
See financial notes.     11

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Catalyst Health Solutions, Inc. *	1,900	43
Centene Corp. *	4,000	74
Cerner Corp. *	8,400	452
Chemed Corp.	3,900	165
Chindex International, Inc. *	3,300	27
CIGNA Corp.	38,400	757
Community Health Systems, Inc. *	7,100	162
CONMED Corp. *	4,200	56
CorVel Corp. *	2,850	64
Coventry Health Care, Inc. *	23,937	381
Covidien Ltd.	44,525	1,468
Cross Country Healthcare, Inc. *	4,600	41
CryoLife, Inc. *	750	4
Cyberonics, Inc. *	1,200	16
DaVita, Inc. *	8,250	383
DENTSPLY International, Inc.	13,100	375
Eclipsys Corp. *	6,300	83
Edwards Lifesciences Corp. *	3,900	247
Express Scripts, Inc. *	25,200	1,612
Five Star Quality Care, Inc. *	135	—
Gen-Probe, Inc. *	3,400	164
Gentiva Health Services, Inc. *	3,250	52
Greatbatch, Inc. *	1,100	23
Haemonetics Corp. *	3,700	191
Hanger Orthopedic Group, Inc. *	5,400	75
Health Management Associates, Inc., Class A *	15,900	74
Health Net, Inc. *	9,100	131
Healthspring, Inc. *	4,600	42
HealthTronics, Inc. *	3,500	5
Healthways, Inc. *	3,100	32
Henry Schein, Inc. *	7,600	312
Hill-Rom Holdings, Inc.	5,800	75
Hlth Corp. *	21,926	241
Hologic, Inc. *	21,112	314
Home Diagnostics, Inc. *	2,500	15
Hospira, Inc. *	14,070	463
Humana, Inc. *	18,900	544
ICU Medical, Inc. *	550	21
IDEXX Laboratories, Inc. *	5,000	197
Immucor, Inc. *	6,795	111
IMS Health, Inc.	19,300	242
Integra LifeSciences Holdings *	1,100	28
Intuitive Surgical, Inc. *	2,050	295
Invacare Corp.	2,000	31
inVentiv Health, Inc. *	4,733	53
Inverness Medical Innovations, Inc. *	6,441	208
Kindred Healthcare, Inc. *	4,624	60
Kinetic Concepts, Inc. *	5,600	139
Laboratory Corp. of America Holdings *	12,800	821
Landauer, Inc.	1,100	58
LCA-Vision, Inc.	2,500	14
LifePoint Hospitals, Inc. *	3,707	96
Lincare Holdings, Inc. *	7,100	171
Magellan Health Services, Inc. *	3,007	89
McKesson Corp.	25,400	940
MedCath Corp. *	1,500	15
Medco Health Solutions, Inc. *	50,066	2,180
Medical Action Industries, Inc. *	3,750	36
MEDNAX, Inc. *	6,000	215
Medtronic, Inc.	100,374	3,212
Meridian Bioscience, Inc.	11,250	196
Merit Medical Systems, Inc. *	2,222	35
Molina Healthcare, Inc. *	2,500	54
uational Healthcare Corp.	600	24
Neogen Corp. *	937	21
NOVT Corp. *	400	1
Odyssey HealthCare, Inc. *	2,250	23
Omnicare, Inc.	10,000	257
OraSure Technologies, Inc. *	1,500	5
Owens & Minor, Inc.	2,000	69
Patterson Cos., Inc. *	10,600	217
PDI, Inc. *	2,900	9
PharMerica Corp. *	3,413	62
uSS World Medical, Inc. *	5,800	84
Psychiatric Solutions, Inc. *	4,400	85
Quest Diagnostics, Inc.	19,820	1,017
RehabCare Group, Inc. *	4,000	67
Res-Care, Inc. *	4,500	72
ResMed, Inc. *	7,000	269
RTI Biologics, Inc. *	1,700	6
u SonoSite, Inc. *	1,600	29
St. Jude Medical, Inc. *	29,600	992
STERIS Corp.	6,100	147
Stryker Corp.	37,100	1,436
Sunrise Senior Living, Inc. *	3,400	9
SXC Health Solutions Corp. *	173	4
Teleflex, Inc.	4,300	185
Tenet Healthcare Corp. *	36,650	83
The Cooper Cos., Inc.	2,781	80
Thoratec Corp. *	5,636	164
U.S. Physical Therapy, Inc. *	3,500	41
UnitedHealth Group, Inc.	118,880	2,796
Universal American Financial Corp. *	4,000	41
Universal Health Services, Inc., Class B	4,000	202
Utah Medical Products, Inc.	2,500	55
Varian Medical Systems, Inc. *	11,900	397
VCA Antech, Inc. *	7,900	198
WellCare Health Plans, Inc. *	3,200	48
WellPoint, Inc. *	57,723	2,468
West Pharmaceutical Services, Inc.	4,600	150
12     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Wright Medical Group, Inc. *	4,200	58
Young Innovations, Inc.	2,000	31
Zimmer Holdings, Inc. *	20,300	893

		41,594

Household & Personal Products 2.3%
Alberto-Culver Co.	9,450	211
Avon Products, Inc.	39,000	888
Central Garden & Pet Co. *	1,600	15
Central Garden & Pet Co., Class A *	3,200	29
Chattem, Inc. *	1,200	66
Church & Dwight Co., Inc.	4,950	269
Colgate-Palmolive Co.	46,500	2,743
Energizer Holdings, Inc. *	6,333	363
Herbalife Ltd.	5,800	115
Inter Parfums, Inc.	1,013	8
Kimberly-Clark Corp.	40,639	1,997
Mead Johnson Nutrition Co., Class A *	18,000	509
NBTY, Inc. *	5,400	140
Nu Skin Enterprises, Inc., Class A	6,500	83
Nutraceutical International Corp. *	5,000	41
Oil-Dri Corp. of America	500	8
Spectrum Brands, Inc. *	2,800	—
The Clorox Co.	12,200	684
The Estee Lauder Cos., Inc., Class A	12,800	383
The Procter & Gamble Co.	264,215	13,063
USANA Health Sciences, Inc. *	3,500	84
WD-40 Co.	1,600	43

		21,742

Insurance 4.0%
21st Century Holding Co.	1,500	6
Aflac, Inc.	42,600	1,231
Alleghany Corp. *	233	59
Allied World Assurance Co. Holdings Ltd.	4,900	182
Ambac Financial Group, Inc.	7,750	7
American Financial Group, Inc.	10,750	189
American International Group, Inc.	111,922	154
American National Insurance Co.	1,300	88
American Physicians Capital, Inc.	3,750	156
AmTrust Financial Services, Inc.	7,500	68
Aon Corp.	25,500	1,076
Arch Capital Group Ltd. *	6,900	399
Argo Group International Holdings Ltd. *	1,556	44
Arthur J. Gallagher & Co.	6,800	153
Aspen Insurance Holdings Ltd.	7,000	165
Assurant, Inc.	11,500	281
Axis Capital Holdings Ltd.	12,200	301
Baldwin & Lyons, Inc., Class B	750	15
Berkshire Hathaway, Inc., Class A *	143	13,442
Brown & Brown, Inc.	11,000	214
Cincinnati Financial Corp.	13,450	322
Citizens, Inc. *	5,000	36
CNA Financial Corp.	20,900	250
CNA Surety Corp. *	4,700	90
Conseco, Inc. *	16,000	26
Crawford & Co., Class B *	1,600	10
Delphi Financial Group, Inc., Class A	6,772	117
Eastern Insurance Holdings, Inc.	2,500	20
EMC Insurance Group, Inc.	1,200	27
Employers Holdings, Inc.	4,200	35
Endurance Specialty Holdings Ltd.	5,000	131
Erie Indemnity Co., Class A	5,500	194
Everest Re Group Ltd.	5,900	440
FBL Financial Group, Inc., Class A	2,090	12
Fidelity National Financial, Inc., Class A	17,327	314
First American Corp.	7,800	219
FPIC Insurance Group, Inc. *	400	12
Genworth Financial, Inc., Class A	37,500	89
Hanover Insurance Group, Inc.	4,900	147
Harleysville Group, Inc.	1,800	52
HCC Insurance Holdings, Inc.	10,950	262
Hilltop Holdings, Inc. *	3,726	42
Horace Mann Educators Corp.	4,300	38
Independence Holding Co.	2,700	14
Infinity Property & Casualty Corp.	2,500	88
IPC Holdings Ltd.	5,000	130
LandAmerica Financial Group, Inc.	5,300	—
Lincoln National Corp.	21,926	246
Loews Corp.	35,645	887
Markel Corp. *	300	86
Marsh & McLennan Cos., Inc.	43,000	907
MBIA, Inc. *	11,250	53
Mercury General Corp.	5,400	182
MetLife, Inc.	72,000	2,142
Montpelier Re Holdings Ltd.	8,100	101
National Financial Partners Corp.	2,500	18
National Western Life Insurance Co., Class A	300	34
NYMAGIC, Inc.	2,100	25
Odyssey Re Holdings Corp.	5,400	207
Old Republic International Corp.	20,437	192
OneBeacon Insurance Group Ltd., Class A	8,200	95
PartnerRe Ltd.	5,400	368
Penn Treaty American Corp. (a)*	150	—
See financial notes.     13

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
PMA Capital Corp., Class A *	700	3
Presidential Life Corp.	1,000	11
Principal Financial Group, Inc.	25,400	415
ProAssurance Corp. *	1,670	73
Protective Life Corp.	5,500	47
Prudential Financial, Inc.	45,500	1,314
Reinsurance Group of America, Inc.	5,100	162
RenaissanceRe Holdings Ltd.	5,800	282
RLI Corp.	2,800	134
Safety Insurance Group, Inc.	1,000	33
Selective Insurance Group, Inc.	5,400	80
StanCorp Financial Group, Inc.	5,000	137
State Auto Financial Corp.	3,800	62
Stewart Information Services Corp.	1,400	32
The Allstate Corp.	58,874	1,374
The Chubb Corp.	33,094	1,289
The Hartford Financial Services Group, Inc.	24,400	280
The Navigators Group, Inc. *	1,500	68
The Phoenix Cos., Inc.	9,500	15
The Progressive Corp. *	85,200	1,302
The Travelers Cos., Inc.	54,550	2,244
Torchmark Corp.	10,600	311
Transatlantic Holdings, Inc.	6,437	244
United Fire & Casualty Co.	5,000	93
Unitrin, Inc.	5,600	95
Unum Group	23,914	391
W. R. Berkley Corp.	22,950	549
Wesco Financial Corp.	200	60
White Mountains Insurance Group Ltd.	200	38
XL Capital Ltd., Class A	14,700	140
Zenith National Insurance Corp.	3,400	78

		38,246

Materials 3.7%
A. Schulman, Inc.	2,300	36
A.M. Castle & Co.	4,000	39
AEP Industries, Inc. *	1,900	39
Air Products & Chemicals, Inc.	17,700	1,166
Airgas, Inc.	7,500	323
AK Steel Holding Corp.	9,527	124
Albemarle Corp.	9,000	241
Alcoa, Inc.	71,664	650
Allegheny Technologies, Inc.	7,700	252
AptarGroup, Inc.	6,900	214
Arch Chemicals, Inc.	2,700	65
Ashland, Inc.	6,523	143
Ball Corp.	8,700	328
Bemis Co., Inc.	8,900	214
Brush Engineered Materials, Inc. *	4,000	68
Buckeye Technologies, Inc. *	7,700	40
Cabot Corp.	5,200	76
Calgon Carbon Corp. *	4,000	68
Carpenter Technology Corp.	5,000	103
Celanese Corp., Series A	12,500	261
Century Aluminum Co. *	3,100	13
CF Industries Holdings, Inc. *	4,400	317
Clearwater Paper Corp. *	786	12
Cliffs Natural Resources, Inc.	10,300	238
Commercial Metals Co.	9,000	134
Compass Minerals International, Inc.	5,000	241
Crown Holdings, Inc. *	13,400	295
Cytec Industries, Inc.	3,600	72
Deltic Timber Corp.	700	30
Domtar Corp. *	39,000	71
E.I. du Pont de Nemours & Co.	78,195	2,182
Eagle Materials, Inc.	4,143	115
Eastman Chemical Co.	8,100	321
Ecolab, Inc.	21,500	829
Ferro Corp.	8,200	23
FMC Corp.	6,200	302
Freeport-McMoRan Copper & Gold, Inc.	36,622	1,562
Glatfelter	4,000	36
Goldcorp, Inc.	18,759	516
Greif, Inc., Class A	7,400	335
H.B. Fuller Co.	6,500	115
Hawkins, Inc.	1,900	33
Headwaters, Inc. *	7,500	19
Hecla Mining Co. *	12,000	30
Horsehead Holding Corp. *	4,000	29
Huntsman Corp.	17,500	94
Innophos Holdings, Inc.	6,500	96
International Flavors & Fragrances, Inc.	7,400	231
International Paper Co.	39,304	498
Koppers Holdings, Inc.	2,500	47
Kronos Worldwide, Inc.	6,060	45
Landec Corp. *	6,500	44
Louisiana-Pacific Corp.	8,300	34
Martin Marietta Materials, Inc.	4,200	353
Material Sciences Corp. *	8,000	9
MeadWestvaco Corp.	14,474	227
Minerals Technologies, Inc.	3,100	115
Mod-Pac Corp. *	500	1
Monsanto Co.	48,290	4,099
Myers Industries, Inc.	8,080	81
Nalco Holding Co.	13,600	222
Neenah Paper, Inc.	1,231	6
NewMarket Corp.	2,000	126
Newmont Mining Corp.	38,251	1,539
NL Industries, Inc.	7,800	94
14     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Nucor Corp.	27,000	1,099
Olin Corp.	7,320	92
OM Group, Inc. *	2,400	67
Omnova Solutions, Inc. *	3,400	8
Owens-Illinois, Inc. *	13,700	334
Packaging Corp. of America	8,500	135
Pactiv Corp. *	12,400	271
Penford Corp.	5,200	23
PolyOne Corp. *	7,200	20
PPG Industries, Inc.	13,900	612
Praxair, Inc.	25,700	1,917
Reliance Steel & Aluminum Co.	8,500	299
Rock-Tenn Co., Class A	4,500	170
Rockwood Holdings, Inc. *	5,900	73
Royal Gold, Inc.	2,200	80
RPM International, Inc.	9,600	133
RTI International Metals, Inc. *	1,500	20
Schnitzer Steel Industries, Inc., Class A	1,650	82
Schweitzer-Mauduit International, Inc.	3,300	76
Sealed Air Corp.	14,500	276
Sensient Technologies Corp.	4,800	112
Sigma-Aldrich Corp.	12,600	552
Silgan Holdings, Inc.	5,800	270
Sonoco Products Co.	8,000	195
Southern Copper Corp.	78,400	1,456
Spartech Corp.	8,200	32
Steel Dynamics, Inc.	14,000	174
Stepan Co.	1,200	47
Stillwater Mining Co. *	11,233	51
Temple-Inland, Inc.	8,800	105
Terra Industries, Inc.	7,500	199
Terra Nitrogen Co., L.P.	3,000	402
Texas Industries, Inc.	1,000	32
The Dow Chemical Co.	78,766	1,260
The Lubrizol Corp.	5,400	233
The Mosaic Co.	36,000	1,456
The Scotts Miracle-Gro Co., Class A	5,600	189
The Valspar Corp.	8,400	202
Titanium Metals Corp.	11,307	77
United States Steel Corp.	9,900	263
Valhi, Inc.	8,600	92
Vulcan Materials Co.	7,592	361
Wausau Paper Corp.	8,700	76
Westlake Chemical Corp.	5,100	95
Weyerhaeuser Co.	18,250	643
Worthington Industries, Inc.	7,200	107
Yamana Gold, Inc.	14,751	117
Zep, Inc.	6,600	89

		34,955

Media 3.0%
4Kids Entertainment, Inc. *	4,000	5
AH Belo Corp., Class A	1,880	4
Alloy, Inc. *	3,500	16
Arbitron, Inc.	2,120	44
Ascent Media Corp., Class A *	1,116	29
Belo Corp., Class A	9,400	16
Cablevision Systems Corp., Class A	21,100	362
Carmike Cinemas, Inc.	2,500	10
CBS Corp., Class B	72,006	507
CKX, Inc. *	7,300	39
Clear Channel Outdoor Holdings, Inc., Class A *	28,700	110
Comcast Corp., Class A	227,004	3,510
Comcast Corp., Special Class A	64,200	942
Cox Radio, Inc., Class A *	4,600	22
Crown Media Holdings, Inc., Class A *	6,000	19
Cumulus Media Inc., Class A *	4,351	5
Daily Journal Corp. *	500	17
Discovery Communications, Inc., Series A *	11,161	212
Discovery Communications, Inc., Series C *	11,161	196
DISH Network Corp., Class A *	37,700	500
DreamWorks Animation SKG, Inc., Class A *	8,200	197
Entercom Communications Corp., Class A	3,000	5
Gannett Co., Inc.	19,500	76
Harte-Hanks, Inc.	8,100	67
Hearst-Argyle Television, Inc.	7,500	34
Interactive Data Corp.	20,700	465
John Wiley & Sons, Inc., Class A	6,300	214
Journal Communications, Inc., Class A	7,500	12
Journal Register Co. *	3,200	—
Lakes Entertainment, Inc. *	1,800	6
Lamar Advertising Co., Class A *	9,200	155
Liberty Global, Inc., Series A *	37,575	620
Liberty Media Corp — Entertainment, Series A *	44,644	1,087
Liberty Media Corp. — Capital, Series A *	11,161	131
Live Nation, Inc. *	6,215	24
Martha Stewart Living Omnimedia, Inc., Class A *	3,900	14
Marvel Entertainment, Inc. *	11,700	349
Media General, Inc., Class A	2,000	5
Mediacom Communications Corp., Class A *	7,600	43
See financial notes.     15

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Meredith Corp.	3,800	95
Morningstar, Inc. *	3,200	127
News Corp., Class A	253,950	2,098
Omnicom Group, Inc.	33,600	1,057
Playboy Enterprises, Inc., Class B *	4,500	14
Radio One, Inc., Class A *	9,500	9
Regal Entertainment Group, Class A	12,100	158
Salem Communications Corp., Class A *	900	1
Scholastic Corp.	2,200	43
Scripps Networks Interactive, Class A	12,000	329
Sinclair Broadcast Group, Inc., Class A	7,300	8
The DIRECTV Group, Inc. *	101,476	2,510
The E.W. Scripps Co., Class A	4,000	8
The Interpublic Group of Cos., Inc. *	34,537	216
The McGraw-Hill Cos., Inc.	34,600	1,043
The New York Times Co., Class A	13,200	71
The Walt Disney Co.	185,410	4,060
The Washington Post Co., Class B	600	251
Time Warner Cable, Inc.	55,711	1,796
Time Warner, Inc.	122,350	2,671
Valassis Communications, Inc. *	3,700	19
Value Line, Inc.	300	8
Viacom, Inc., Class B *	56,606	1,089
Virgin Media, Inc.	15,000	116
Warner Music Group Corp. *	11,700	63
World Wrestling Entertainment, Inc., Class A	4,900	52
Xanadoo Co., Class A *	63	14

		27,995

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Abbott Laboratories	136,705	5,721
Abraxis BioScience *	2,500	121
Accelrys, Inc. *	4,300	19
Acura Pharmaceuticals, Inc. *	1,000	7
Adolor Corp. *	8,700	20
Affymax, Inc. *	2,900	51
Affymetrix, Inc. *	8,900	42
Albany Molecular Research, Inc. *	5,600	55
Alexion Pharmaceuticals, Inc. *	6,200	207
Alkermes, Inc. *	8,500	65
Allergan, Inc.	26,468	1,235
Alnylam Pharmaceuticals, Inc. *	7,400	136
Amgen, Inc. *	103,268	5,005
Amicus Therapeutics, Inc. *	500	4
Amylin Pharmaceuticals, Inc. *	12,400	136
Aphton Corp. *	800	—
Arena Pharmaceuticals, Inc. *	800	2
ArQule, Inc. *	8,800	39
Bio-Rad Laboratories, Inc., Class A *	3,000	209
BioCryst Pharmaceuticals, Inc. *	1,400	6
Biogen Idec, Inc. *	28,125	1,360
BioMarin Pharmaceuticals, Inc. *	7,300	94
Bristol-Myers Squibb Co.	177,250	3,403
Bruker Corp. *	2,100	14
Caliper Life Sciences, Inc. *	700	1
Cambrex Corp. *	8,900	21
Caraco Pharmaceutical Laboratories Ltd. *	2,000	9
Celera Corp. *	9,600	78
Celgene Corp. *	44,091	1,884
Cephalon, Inc. *	6,000	394
Charles River Laboratories International, Inc. *	6,416	177
Clinical Data, Inc. *	175	2
Cougar Biotechnology, Inc. *	1,000	35
Covance, Inc. *	5,800	228
Cubist Pharmaceuticals, Inc. *	8,900	148
Cypress Bioscience, Inc. *	4,000	29
Dendreon Corp. *	1,400	30
Dionex Corp. *	5,200	328
Durect Corp. *	2,000	5
Dyax Corp. *	2,000	4
Eli Lilly & Co.	106,400	3,503
Emergent Biosolutions, Inc. *	4,000	43
Endo Pharmaceuticals Holdings, Inc. *	10,500	174
Enzo Biochem, Inc. *	5,781	24
Enzon Pharmaceuticals, Inc. *	8,900	51
eResearch Technology, Inc. *	5,625	29
Exelixis, Inc. *	7,300	36
Facet Biotech Corp. *	1,900	18
Forest Laboratories, Inc. *	27,500	596
Genzyme Corp. *	24,732	1,319
Geron Corp. *	1,000	5
Gilead Sciences, Inc. *	84,840	3,886
GTx, Inc. *	3,000	29
Harvard Bioscience, Inc. *	500	1
Human Genome Sciences, Inc. *	5,100	11
Illumina, Inc. *	9,200	344
ImmunoGen, Inc. *	1,500	10
Incyte Corp. *	2,600	6
Inspire Pharmaceuticals, Inc. *	1,300	6
InterMune, Inc. *	1,100	15
Isis Pharmaceuticals, Inc. *	7,300	114
Johnson & Johnson	251,370	13,162
Kendle International, Inc. *	2,700	24
King Pharmaceuticals, Inc. *	22,516	177
16     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Lexicon Pharmaceuticals, Inc. *	6,900	8
Life Technologies Corp. *	14,562	543
Ligand Pharmaceuticals, Inc., Class B *	2,689	8
Luminex Corp. *	7,800	128
MAP Pharmaceuticals, Inc. *	500	1
Martek Biosciences Corp. *	3,000	55
Matrixx Initiatives, Inc. *	2,700	46
Maxygen, Inc. *	6,500	38
Medarex, Inc. *	15,600	92
Medicis Pharmaceutical Corp., Class A	5,900	95
Merck & Co., Inc.	194,552	4,716
Mettler-Toledo International, Inc. *	3,200	197
Millipore Corp. *	5,100	301
Momenta Pharmaceuticals, Inc. *	4,000	45
Mylan, Inc. *	25,500	338
Myriad Genetics, Inc. *	14,800	574
Nabi Biopharmaceuticals *	2,800	10
Nektar Therapeutics *	2,200	12
Neurocrine Biosciences, Inc. *	1,400	5
Noven Pharmaceuticals, Inc. *	5,800	60
NPS Pharmacuticals, Inc. *	1,000	3
Onyx Pharmaceuticals, Inc. *	4,500	117
OSI Pharmaceuticals, Inc. *	4,998	168
Pain Therapeutics, Inc. *	7,400	35
Par Pharmaceutical Cos., Inc. *	5,900	63
PAREXEL International Corp. *	4,800	48
PDL BioPharma, Inc.	9,500	68
PerkinElmer, Inc.	11,477	167
Perrigo Co.	7,300	189
Pfizer, Inc.	610,192	8,152
Pharmaceutical Product Development, Inc.	10,000	196
POZEN, Inc. *	1,300	10
Regeneron Pharmaceuticals, Inc. *	9,200	122
Salix Pharmaceuticals Ltd. *	4,000	44
Sangamo BioSciences, Inc. *	1,200	5
Savient Pharmaceuticals, Inc. *	2,300	12
Schering-Plough Corp.	144,750	3,332
Sepracor, Inc. *	9,100	129
Sucampo Pharmaceuticals, Inc., Class A *	1,500	10
SuperGen, Inc. *	900	2
Synta Pharmaceuticals Corp. *	4,000	13
Techne Corp.	3,800	217
Teva Pharmaceutical Industries Ltd. ADR	5,507	242
The Medicines Co. *	8,300	83
Thermo Fisher Scientific, Inc. *	37,302	1,309
United Therapeutics Corp. *	3,000	188
Valeant Pharmaceuticals International *	7,900	132
Varian, Inc. *	5,800	191
Vertex Pharmaceuticals, Inc. *	12,644	390
Vical, Inc. *	1,600	4
ViroPharma, Inc. *	10,000	56
VIVUS, Inc. *	4,000	16
Warner Chilcott Ltd., Class A *	24,500	240
Waters Corp. *	8,700	384
Watson Pharmaceuticals, Inc. *	7,732	239
Wyeth	119,400	5,063
XenoPort, Inc. *	2,500	34
ZymoGenetics, Inc. *	2,000	7

		73,859

Real Estate 1.6%
Alexander’s, Inc.	700	153
Alexandria Real Estate Equities, Inc.	2,500	91
AMB Property Corp.	11,300	216
American Realty Investors, Inc. *	1,537	15
Annaly Capital Management, Inc.	47,400	667
Anthracite Capital, Inc.	4,900	2
Anworth Mortgage Asset Corp.	1,000	7
Apartment Investment & Management Co., Class A	10,711	78
AvalonBay Communities, Inc.	8,892	505
Avatar Holdings, Inc. *	2,500	47
BioMed Realty Trust, Inc.	7,000	80
Boston Properties, Inc.	13,400	662
Brandywine Realty Trust	7,363	46
BRE Properties, Inc.	5,000	123
Brookfield Properties Corp.	35,200	263
Camden Property Trust	4,800	130
Capstead Mortgage Corp.	6,240	71
CB Richard Ellis Group, Inc., Class A *	24,500	184
CBL & Associates Properties, Inc.	4,685	37
Colonial Properties Trust	2,567	19
Consolidated-Tomoka Land Co.	900	31
Corporate Office Properties Trust	3,500	107
Cousins Properties, Inc.	5,200	44
DCT Industrial Trust, Inc.	14,500	64
Developers Diversified Realty Corp.	10,749	44
Digital Realty Trust, Inc.	7,000	252
Douglas Emmett, Inc.	9,000	86
Duke Realty Corp.	19,990	195
EastGroup Properties, Inc.	900	30
Entertainment Properties Trust	2,200	51
Equity Lifestyle Properties, Inc.	3,000	119
Equity One, Inc.	6,600	98
Equity Residential	24,700	565
See financial notes.     17

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Essex Property Trust, Inc.	3,600	229
Extra Space Storage, Inc.	7,500	53
Federal Realty Investment Trust	5,200	287
FelCor Lodging Trust, Inc.	5,700	11
First Industrial Realty Trust, Inc.	2,600	10
Forest City Enterprises, Inc., Class A	10,400	88
Forestar Group, Inc. *	2,933	38
Franklin Street Properties Corp.	6,500	87
Getty Realty Corp.	2,000	39
Glimcher Realty Trust	3,800	9
Gramercy Capital Corp.	1,028	2
Hatteras Financial Corp.	4,000	96
HCP, Inc.	22,648	497
Health Care REIT, Inc.	9,700	331
Healthcare Realty Trust, Inc.	4,900	82
Highwoods Properties, Inc.	5,600	134
Home Properties, Inc.	2,500	91
Hospitality Properties Trust	8,500	104
Host Hotels & Resorts, Inc.	54,254	417
HRPT Properties Trust	19,000	82
Inland Real Estate Corp.	5,500	48
Investors Real Estate Trust	5,000	46
iStar Financial, Inc.	9,390	32
Jones Lang LaSalle, Inc.	2,300	74
Kilroy Realty Corp.	1,800	39
Kimco Realty Corp.	33,195	399
LaSalle Hotel Properties	3,500	42
Lexington Realty Trust	3,146	12
Liberty Property Trust	8,300	202
LTC Properties, Inc.	2,800	50
Mack-Cali Realty Corp.	5,900	159
Maguire Properties, Inc. *	3,000	3
Maui Land & Pineapple Co., Inc. *	800	5
MFA Financial, Inc.	17,500	103
Mid-America Apartment Communities, Inc.	2,500	93
National Health Investors, Inc.	3,100	83
National Retail Properties, Inc.	7,320	130
Nationwide Health Properties, Inc.	8,100	200
New Century Financial Corp. (a)(d)*	3,600	—
OMEGA Healthcare Investors, Inc.	6,784	107
Parkway Properties, Inc.	500	7
Pennsylvania Real Estate Investment Trust	2,500	19
Plum Creek Timber Co., Inc.	15,047	519
PMC Commercial Trust	1,500	11
Post Properties, Inc.	2,200	28
Potlatch Corp.	2,753	81
ProLogis	38,854	354
PS Business Parks, Inc.	3,000	131
Public Storage	14,590	976
RAIT Financial Trust	3,300	5
Ramco-Gershenson Properties Trust	1,400	15
Rayonier, Inc.	7,388	285
Realty Income Corp.	8,600	192
Redwood Trust, Inc.	2,500	41
Regency Centers Corp.	5,700	214
Reis, Inc. *	1,400	7
Saul Centers, Inc.	2,100	67
Senior Housing Properties Trust	11,450	188
SL Green Realty Corp.	4,750	84
Sovran Self Storage, Inc.	800	18
Sun Communities, Inc.	3,000	44
Tanger Factory Outlet Centers, Inc.	1,600	53
Taubman Centers, Inc.	4,100	98
Tejon Ranch Co. *	674	16
The Macerich Co.	5,200	91
The St. Joe Co. *	9,300	231
UDR, Inc.	12,861	130
UMH Properties, Inc.	1,600	10
Universal Health Realty Income Trust	900	29
Urstadt Biddle Properties	500	7
Urstadt Biddle Properties, Class A	1,000	15
Ventas, Inc.	12,800	367
Vornado Realty Trust	16,284	796
Walter Investment Management Corp. *	1,789	14
Washington Real Estate Investment Trust	3,100	66
Weingarten Realty Investors	11,475	178

		14,983

Retailing 3.8%
99 Cents Only Stores *	3,066	33
Aaron Rents, Inc.	6,250	210
Aaron Rents, Inc., Class A	2,175	65
Abercrombie & Fitch Co., Class A	5,800	157
Advance Auto Parts, Inc.	9,540	417
Aeropostale, Inc. *	6,600	224
Amazon.com, Inc. *	41,700	3,358
America’s Car-Mart, Inc. *	3,750	61
American Eagle Outfitters, Inc.	18,150	269
AnnTaylor Stores Corp. *	9,825	73
Asbury Automotive Group, Inc.	4,100	40
Audiovox Corp., Class A *	1,600	9
AutoNation, Inc. *	21,600	383
AutoZone, Inc. *	6,100	1,015
Barnes & Noble, Inc.	7,400	193
Bed Bath & Beyond, Inc. *	23,700	721
Best Buy Co., Inc.	39,225	1,505
18     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Big Lots, Inc. *	11,100	307
Blockbuster, Inc., Class A *	15,300	12
Brown Shoe Co., Inc.	6,675	43
Cabela’s, Inc. *	3,500	45
CarMax, Inc. *	17,046	218
Charlotte Russe Holding, Inc. *	2,500	31
Charming Shoppes, Inc. *	10,200	36
Chico’s FAS, Inc. *	13,300	102
Christopher & Banks Corp.	2,900	16
Coldwater Creek, Inc. *	8,502	29
Collective Brands, Inc. *	5,906	86
Destination Maternity Corp. *	2,500	34
Dick’s Sporting Goods, Inc. *	11,000	209
Dillard’s, Inc., Class A	5,500	42
Dollar Tree, Inc. *	8,650	366
DSW, Inc., Class A *	3,500	38
Duckwall-ALCO Stores, Inc. *	1,800	20
Expedia, Inc. *	31,345	427
Family Dollar Stores, Inc.	12,700	422
Foot Locker, Inc.	14,100	168
GameStop Corp., Class A *	12,048	363
Genesco, Inc. *	4,300	98
Genuine Parts Co.	13,500	458
Group 1 Automotive, Inc.	1,400	30
Guess?, Inc.	7,900	206
Hibbett Sports, Inc. *	3,543	74
HSN, Inc. *	6,269	43
J. Crew Group, Inc. *	5,500	95
J.C. Penney Co., Inc.	27,400	841
Kohl’s Corp. *	28,300	1,283
Liberty Media Corp. — Interactive Class A *	55,809	296
Limited Brands, Inc.	31,520	360
Lithia Motors, Inc., Class A	700	2
Lowe’s Cos., Inc.	130,500	2,806
Macy’s, Inc.	42,952	588
MarineMax, Inc. *	800	4
Midas, Inc. *	6,800	68
Monro Muffler Brake, Inc.	1,575	39
Netflix, Inc. *	6,000	272
Nordstrom, Inc.	20,600	466
O’Reilly Automotive, Inc. *	11,899	462
Office Depot, Inc. *	26,000	67
OfficeMax, Inc.	6,400	48
Pacific Sunwear of California, Inc. *	7,475	30
Penske Auto Group, Inc.	2,000	27
PetSmart, Inc.	11,100	254
Pomeroy IT Solutions, Inc. *	2,100	7
Priceline.com, Inc. *	3,983	387
RadioShack Corp.	10,700	151
Rent-A-Center, Inc. *	7,750	149
Retail Ventures, Inc. *	5,000	13
REX Stores Corp. *	1,875	22
Ross Stores, Inc.	13,400	508
Saks, Inc. *	10,800	56
Sally Beauty Holdings, Inc. *	6,950	51
Sears Holdings Corp. *	12,885	805
Shoe Carnival, Inc. *	1,200	14
Sonic Automotive, Inc., Class A	1,400	7
Stage Stores, Inc.	2,700	33
Staples, Inc.	61,800	1,274
Stein Mart, Inc. *	3,800	17
Systemax, Inc. *	2,500	42
Target Corp.	69,800	2,880
The Buckle, Inc.	7,875	294
The Cato Corp., Class A	4,300	83
The Children’s Place Retail Stores, Inc. *	1,800	51
The Dress Barn, Inc. *	6,000	91
The Finish Line, Inc., Class A	5,061	43
The Gap, Inc.	73,900	1,148
The Gymboree Corp. *	2,500	86
The Home Depot, Inc.	151,070	3,976
The Men’s Wearhouse, Inc.	3,600	67
The Pep Boys — Manny, Moe & Jack	5,000	37
The Sherwin-Williams Co.	13,000	736
The Talbots, Inc.	5,700	13
The TJX Cos., Inc.	40,400	1,130
The Wet Seal, Inc., Class A *	6,000	23
Ticketmaster Entertainment, Inc. *	6,269	33
Tiffany & Co.	11,500	333
Tractor Supply Co. *	4,000	162
Trans World Entertainment Corp. *	1,500	1
TravelCenters of America L.L.C. *	600	1
Tuesday Morning Corp. *	2,500	9
Tween Brands, Inc. *	1,742	5
Ulta Salon, Cosmetics & Fragrance, Inc. *	4,000	35
Urban Outfitters, Inc. *	12,800	250
West Marine, Inc. *	2,500	14
Williams-Sonoma, Inc.	9,200	129
Winmark Corp. *	1,200	15
Zale Corp. *	5,020	19

		35,864

Semiconductors & Semiconductor Equipment 2.4%
Actel Corp. *	1,100	14
Advanced Energy Industries, Inc. *	3,900	33
Advanced Micro Devices, Inc. *	34,200	123
Altera Corp.	30,400	496
Amkor Technology, Inc. *	14,400	62
ANADIGICS, Inc. *	1,150	3
See financial notes.     19

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Analog Devices, Inc.	30,200	643
Applied Materials, Inc.	139,098	1,698
Atmel Corp. *	37,900	146
ATMI, Inc. *	1,400	22
Broadcom Corp., Class A *	46,700	1,083
Brooks Automation, Inc. *	5,585	35
Cabot Microelectronics Corp. *	660	19
CEVA, Inc. *	433	4
Cirrus Logic, Inc. *	3,800	18
Cohu, Inc.	1,100	11
Cree, Inc. *	6,000	164
Cymer, Inc. *	4,200	119
Cypress Semiconductor Corp. *	8,500	67
Diodes, Inc. *	6,412	95
DSP Group, Inc. *	3,300	21
Entegris, Inc. *	14,299	21
Exar Corp. *	3,834	24
Fairchild Semiconductor International, Inc. *	8,600	53
FEI Co. *	1,500	26
FormFactor, Inc. *	2,500	44
Integrated Device Technology, Inc. *	16,120	88
Integrated Silicon Solution, Inc. *	3,038	7
Intel Corp.	515,832	8,140
International Rectifier Corp. *	6,600	111
Intersil Corp., Class A	12,364	143
IXYS Corp.	900	9
KLA-Tencor Corp.	15,000	416
Kopin Corp. *	2,500	7
Kulicke & Soffa Industries, Inc. *	4,400	18
Lam Research Corp. *	11,600	323
Lattice Semiconductor Corp. *	4,600	8
Linear Technology Corp.	25,000	544
LSI Corp. *	62,387	240
Marvell Technology Group Ltd. *	54,400	597
Maxim Integrated Products, Inc.	30,000	406
MEMC Electronic Materials, Inc. *	21,300	345
Micrel, Inc.	6,800	51
Microchip Technology, Inc.	16,475	379
Micron Technology, Inc. *	52,699	257
Microsemi Corp. *	7,652	103
MIPS Technologies, Inc. *	1,100	4
MKS Instruments, Inc. *	4,300	67
MoSys, Inc. *	1,200	2
Nanometrics, Inc. *	300	1
National Semiconductor Corp.	29,200	361
Novellus Systems, Inc. *	11,171	202
NVIDIA Corp. *	51,000	585
OmniVision Technologies, Inc. *	4,800	46
ON Semiconductor Corp. *	29,165	158
Pericom Semiconductor Corp. *	600	5
Photronics, Inc. *	9,400	16
PLX Technology, Inc. *	1,300	4
PMC-Sierra, Inc. *	8,800	70
Rambus, Inc. *	8,200	98
RF Micro Devices, Inc. *	16,020	34
Rudolph Technologies, Inc. *	1,318	7
Semitool, Inc. *	4,300	20
Semtech Corp. *	6,000	86
Silicon Image, Inc. *	6,500	18
Silicon Laboratories, Inc. *	5,000	166
Silicon Storage Technology, Inc. *	7,000	13
SiRF Technology Holdings, Inc. *	3,500	10
Skyworks Solutions, Inc. *	5,689	50
Standard Microsystems Corp. *	3,600	57
Supertex, Inc. *	1,400	36
Techwell, Inc. *	2,500	18
Teradyne, Inc. *	15,559	92
Tessera Technologies, Inc. *	3,000	42
Texas Instruments, Inc.	143,397	2,590
Three-Five Systems, Inc. *	1,099	—
Trident Microsystems, Inc. *	5,000	7
TriQuint Semiconductor, Inc. *	5,310	20
Ultratech, Inc. *	1,300	18
Varian Semiconductor Equipment Associates, Inc. *	7,875	202
Veeco Instruments, Inc. *	3,500	25
Virage Logic Corp. *	1,400	5
Xilinx, Inc.	27,600	564
Zoran Corp. *	4,261	38

		22,973

Software & Services 8.2%
Accenture Ltd., Class A	72,000	2,119
ACI Worldwide, Inc. *	5,200	90
Activision Blizzard, Inc. *	110,732	1,193
Actuate Corp. *	5,862	22
Acxiom Corp.	13,300	128
Adobe Systems, Inc. *	46,210	1,264
Advent Software, Inc. *	4,100	136
Affiliated Computer Services, Inc., Class A *	9,900	479
Akamai Technologies, Inc. *	12,138	267
Alliance Data Systems Corp. *	6,600	276
ANSYS, Inc. *	8,786	243
Ariba, Inc. *	11,570	111
Autodesk, Inc. *	16,800	335
Automatic Data Processing, Inc.	48,100	1,693
Blackbaud, Inc.	3,000	46
BMC Software, Inc. *	29,000	1,005
Bottomline Technologies, Inc. *	5,000	39
Broadridge Financial Solutions, Inc.	12,025	233
CA, Inc.	47,508	820
CACI International, Inc., Class A *	2,100	83
20     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Cadence Design Systems, Inc. *	22,600	126
Catapult Communications Corp. *	1,600	12
Chordiant Software, Inc. *	440	1
CIBER, Inc. *	7,300	24
Citrix Systems, Inc. *	20,000	571
Cognizant Technology Solutions Corp., Class A *	21,200	526
Computer Sciences Corp. *	16,238	600
Compuware Corp. *	27,900	209
Convergys Corp. *	10,500	106
CSG Systems International, Inc. *	5,400	78
CyberSource Corp. *	5,457	80
DealerTrack Holdings, Inc. *	3,100	47
Digimarc Corp. *	2,142	21
Digital River, Inc. *	2,100	81
DST Systems, Inc. *	8,100	293
Dynamics Research Corp. *	1,200	10
EarthLink, Inc. *	17,050	129
eBay, Inc. *	110,848	1,826
Edgewater Technology, Inc. *	767	2
Electronic Arts, Inc. *	25,200	513
eLoyalty Corp. *	190	1
Entrust, Inc. *	11,300	22
Epicor Software Corp. *	4,000	22
EPIQ Systems, Inc. *	825	13
Equinix, Inc. *	2,565	180
Euronet Worldwide, Inc. *	2,500	40
Exlservice Holdings, Inc. *	5,000	47
FactSet Research Systems, Inc.	3,750	201
Fair Isaac Corp.	7,744	130
FalconStor Software, Inc. *	1,200	4
Fidelity National Information Services, Inc.	16,314	291
Fiserv, Inc. *	15,300	571
Forrester Research, Inc. *	4,100	104
Gartner, Inc. *	10,300	139
Global Payments, Inc.	6,240	200
Google, Inc., Class A *	28,400	11,246
GSE Systems, Inc. *	424	2
Hackett Group, Inc. *	1,700	4
Hewitt Associates, Inc., Class A *	9,425	296
IAC/InterActiveCorp. *	15,672	251
iGATE Corp.	9,600	36
infoGROUP, Inc. *	4,800	19
Informatica Corp. *	6,700	107
InfoSpace, Inc. *	3,872	26
Interactive Intelligence, Inc. *	4,000	44
Internet Capital Group, Inc. *	350	2
Intuit, Inc. *	33,430	773
j2 Global Communications, Inc. *	4,000	96
Jack Henry & Associates, Inc.	6,300	114
JDA Software Group, Inc. *	4,500	64
Kana Software, Inc. (a)*	528	—
Lawson Software, Inc. *	14,500	78
Lender Processing Services, Inc.	8,157	234
LookSmart, Ltd. *	480	1
Macrovision Solutions Corp. *	12,812	259
Magma Design Automation, Inc. *	7,200	13
Manhattan Associates, Inc. *	4,300	71
ManTech International Corp., Class A *	5,000	181
Mastech Holdings, Inc. *	640	1
MasterCard, Inc., Class A	12,000	2,201
MAXIMUS, Inc.	4,200	169
McAfee, Inc. *	14,445	542
Mentor Graphics Corp. *	8,200	55
Metavante Technologies, Inc. *	7,550	178
MICROS Systems, Inc. *	22,000	462
Microsoft Corp.	830,850	16,833
MicroStrategy, Inc., Class A *	856	33
ModusLink Global Solutions, Inc. *	3,950	15
MoneyGram International, Inc. *	7,500	11
Move, Inc. *	5,020	10
MSC.Software Corp. *	1,800	11
NetScout Systems, Inc. *	7,300	66
NeuStar, Inc., Class A *	6,300	120
Novell, Inc. *	25,600	96
Nuance Communications, Inc. *	1,974	26
NYFIX, Inc. *	750	1
Omniture, Inc. *	5,000	62
Openwave Systems, Inc. *	7,771	9
OPNET Technologies, Inc. *	3,600	31
Oracle Corp.	449,449	8,692
Parametric Technology Corp. *	8,680	97
Paychex, Inc.	32,400	875
Perot Systems Corp., Class A *	9,100	128
Phoenix Technologies Ltd. *	4,100	12
PLATO Learning, Inc. *	1,433	4
Progress Software Corp. *	4,200	89
Quality Systems, Inc.	2,000	107
Quest Software, Inc. *	7,700	112
Radiant Systems, Inc. *	3,800	28
RealNetworks, Inc. *	18,900	46
Red Hat, Inc. *	14,600	252
Renaissance Learning, Inc.	2,100	20
S1 Corp. *	12,930	80
Saba Software, Inc. *	3,849	9
SAIC, Inc. *	9,500	172
Salesforce.com, Inc. *	8,500	364
Sapient Corp. *	9,100	47
SAVVIS, Inc. *	4,000	46
Soapstone Networks, Inc. *	375	1
Solera Holdings, Inc. *	5,000	114
SonicWALL, Inc. *	7,400	40
SourceForge, Inc. *	4,527	4
SPSS, Inc. *	3,200	99
See financial notes.     21

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
SRA International, Inc., Class A *	5,000	77
StarTek, Inc. *	3,900	16
SumTotal Systems, Inc. *	463	2
SupportSoft, Inc. *	11,600	26
Sybase, Inc. *	19,036	646
Symantec Corp. *	93,673	1,616
Symyx Technologies, Inc. *	3,800	18
Synopsys, Inc. *	13,684	298
Syntel, Inc.	2,500	69
Take-Two Interactive Software, Inc. *	6,000	54
TeleCommunication Systems, Inc., Class A *	1,300	13
TeleTech Holdings, Inc. *	5,000	66
THQ, Inc. *	5,425	19
TIBCO Software, Inc. *	16,000	101
TiVo, Inc. *	4,500	34
Total System Services, Inc.	28,204	352
United Online, Inc.	8,650	46
USinternetworking, Inc. (d)*	1,100	—
ValueClick, Inc. *	8,500	90
VeriFone Holdings, Inc. *	6,600	50
VeriSign, Inc. *	20,875	430
Vignette Corp. *	3,394	28
Visa, Inc., Class A	80,000	5,197
VMware, Inc., Class A *	38,000	991
Web.com Group, Inc. *	223	1
WebMD Health Corp., Class A *	5,600	145
Websense, Inc. *	7,500	134
Western Union Co.	62,932	1,054
Wind River Systems, Inc. *	10,060	74
Yahoo!, Inc. *	111,144	1,588

		77,324

Technology Hardware & Equipment 7.5%
3Com Corp. *	17,900	72
Adaptec, Inc. *	5,700	16
ADC Telecommunications, Inc. *	9,431	69
ADTRAN, Inc.	7,000	148
Agilent Technologies, Inc. *	39,317	718
Agilysys, Inc.	1,360	8
Amphenol Corp., Class A	17,600	596
Anaren, Inc. *	3,300	43
Anixter International, Inc. *	3,300	131
Apple, Inc. *	80,000	10,066
Arris Group, Inc. *	5,775	62
Arrow Electronics, Inc. *	12,000	273
Avid Technology, Inc. *	3,756	42
Avnet, Inc. *	11,288	247
Avocent Corp. *	3,963	57
AVX Corp.	14,000	140
Bel Fuse, Inc., Class A	1,200	17
Bell Microproducts, Inc. *	1,000	1
Benchmark Electronics, Inc. *	4,830	59
Black Box Corp.	1,700	46
Blue Coat Systems, Inc. *	680	9
Brightpoint, Inc. *	4,454	23
Brocade Communications Systems, Inc. *	32,535	188
Checkpoint Systems, Inc. *	4,600	56
Ciena Corp. *	2,470	29
Cisco Systems, Inc. *	541,909	10,470
Cogent, Inc. *	7,500	85
Cognex Corp.	2,900	41
Coherent, Inc. *	1,300	25
Comarco, Inc. *	500	1
CommScope, Inc. *	5,323	134
Comtech Telecommunications Corp. *	2,175	73
Corning, Inc.	146,807	2,146
Cosine Communications, Inc. *	730	1
CPI International, Inc. *	6,000	66
CTS Corp.	5,800	35
Daktronics, Inc.	5,200	47
Data Domain, Inc. *	4,500	75
DDi Corp. *	1	—
Dell, Inc. *	189,400	2,201
Diebold, Inc.	5,300	140
Dolby Laboratories, Inc., Class A *	8,800	353
Echelon Corp. *	3,700	29
EchoStar Corp., Class A *	7,540	119
Electro Rent Corp.	5,100	49
Electro Scientific Industries, Inc. *	1,300	11
Electronics for Imaging, Inc. *	3,400	33
EMC Corp. *	199,686	2,502
EMS Technologies, Inc. *	1,000	19
Emulex Corp. *	5,900	62
Extreme Networks, Inc. *	9,000	16
F5 Networks, Inc. *	6,600	180
FLIR Systems, Inc. *	9,600	213
Frequency Electronics, Inc. *	500	2
Gerber Scientific, Inc. *	5,400	21
Harmonic, Inc. *	6,342	46
Harris Corp.	14,000	428
Harris Stratex Networks, Inc., Class A *	700	3
Hewlett-Packard Co.	234,636	8,442
Hutchinson Technology, Inc. *	2,500	5
I.D. Systems, Inc. *	5,500	22
Imation Corp.	2,000	20
Immersion Corp. *	800	3
Infinera Corp. *	7,500	63
Ingram Micro, Inc., Class A *	13,400	195
Insight Enterprises, Inc. *	4,650	27
Intelli-Check-Mobilisa, Inc. *	500	1
InterDigital, Inc. *	4,500	118
22     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Intermec, Inc. *	5,600	68
International Business Machines Corp.	126,510	13,057
Itron, Inc. *	2,500	115
Ixia *	5,200	30
Jabil Circuit, Inc.	15,400	125
JDS Uniphase Corp. *	17,553	81
Juniper Networks, Inc. *	40,565	878
Keithley Instruments, Inc.	3,200	11
L-1 Identity Solutions, Inc. *	756	6
LaserCard Corp. *	1,000	4
LeCroy Corp. *	900	3
Lexmark International, Inc., Class A *	10,900	214
LightPath Technologies, Inc. *	75	—
Littelfuse, Inc. *	2,000	33
Maxwell Technologies, Inc. *	1,000	10
Measurement Specialties, Inc. *	700	5
Mercury Computer Systems, Inc. *	3,600	29
Merrimac Industries, Inc. *	600	2
Methode Electronics, Inc.	3,600	22
MOCON, Inc.	600	6
Molex, Inc.	16,125	269
Motorola, Inc.	195,955	1,084
MTS Systems Corp.	4,500	95
Multi-Fineline Electronix, Inc. *	2,500	50
National Instruments Corp.	5,675	125
NCR Corp. *	23,800	242
NetApp, Inc. *	27,500	503
NETGEAR, Inc. *	3,000	48
Network Equipment Technologies, Inc. *	5,000	20
Newport Corp. *	4,200	21
Oplink Communications, Inc. *	657	7
OSI Systems, Inc. *	3,700	69
Palm, Inc. *	8,638	91
Park Electrochemical Corp.	3,600	74
ParkerVision, Inc. *	400	1
PC Connection, Inc. *	5,500	27
PC-Tel, Inc.	6,400	31
Performance Technologies, Inc. *	1,600	4
Plantronics, Inc.	4,000	51
Plexus Corp. *	3,700	82
Polycom, Inc. *	9,200	171
Presstek, Inc. *	1,100	2
QLogic Corp. *	17,044	242
QUALCOMM, Inc.	155,100	6,564
RadiSys Corp. *	3,700	27
Research Frontiers, Inc. *	800	3
Richardson Electronics Ltd.	1,300	5
Riverbed Technology, Inc. *	5,500	101
Rofin-Sinar Technologies, Inc. *	3,800	81
Rogers Corp. *	2,500	64
SanDisk Corp. *	19,500	307
ScanSource, Inc. *	1,200	30
SCM Microsystems, Inc. *	1,200	3
SeaChange International, Inc. *	6,350	40
Seagate Technology	37,066	302
Sonus Networks, Inc. *	19,400	34
Stratasys, Inc. *	2,700	25
Sun Microsystems, Inc. *	62,057	568
Sycamore Networks, Inc. *	27,900	82
Symmetricom, Inc. *	8,450	42
Synaptics, Inc. *	5,250	170
Tech Data Corp. *	5,300	153
Technitrol, Inc.	4,000	16
Tekelec *	8,700	135
Tellabs, Inc. *	34,564	181
Teradata Corp. *	23,800	398
TESSCO Technologies, Inc. *	1,350	12
Tollgrade Communications, Inc. *	3,600	21
Trimble Navigation Ltd. *	11,792	253
TTM Technologies, Inc. *	4,400	33
Tyco Electronics Ltd.	38,525	672
UTStarcom, Inc. *	16,000	19
ViaSat, Inc. *	3,500	80
Vishay Intertechnology, Inc. *	36,688	215
Western Digital Corp. *	18,700	440
Xerox Corp.	69,700	426
Xybernaut Corp. (a)(d)*	1,400	—
Zebra Technologies Corp., Class A *	6,375	135
Zygo Corp. *	3,500	18

		71,301

Telecommunication Services 3.1%
Alaska Communication Systems Group, Inc.	5,000	30
American Tower Corp., Class A *	33,800	1,074
AT&T, Inc.	540,056	13,836
Atlantic Tele-Network, Inc.	3,250	72
Centennial Communications Corp. *	8,000	66
CenturyTel, Inc.	9,500	258
CIBL, Inc. (a)(d)	9	—
Cincinnati Bell, Inc. *	22,268	62
Clearwire Corp., Class A *	62,500	346
Cogent Communications Group, Inc. *	3,900	33
Consolidated Communications Holdings, Inc.	2,622	30
Crown Castle International Corp. *	27,776	681
D&E Communications, Inc.	5,500	31
Embarq Corp.	11,576	423
FairPoint Communications, Inc.	4,669	5
Frontier Communications Corp.	37,119	264
See financial notes.     23

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
General Communication, Inc., Class A *	10,500	80
HickoryTech Corp.	4,600	26
Iowa Telecommunications Services, Inc.	2,500	33
Leap Wireless International, Inc. *	5,700	206
Level 3 Communications, Inc. *	93,000	104
Lynch Interactive Corp. *	9	22
MetroPCS Communications, Inc. *	30,000	513
NII Holdings, Inc. *	14,900	241
NTELOS Holdings Corp.	3,000	48
PAETEC Holding Corp. *	8,500	26
Premiere Global Services, Inc. *	5,100	54
Qwest Communications International, Inc.	151,337	589
SBA Communications Corp., Class A *	9,300	234
Shenandoah Telecommunications Co.	2,500	49
Sprint Nextel Corp. *	236,530	1,031
SureWest Communications	5,500	35
Syniverse Holdings, Inc. *	10,400	131
Telephone & Data Systems, Inc.	10,600	304
tw telecom, Inc. *	14,000	129
United States Cellular Corp. *	6,100	207
USA Mobility, Inc. *	5,500	61
Verizon Communications, Inc.	253,572	7,693
Warwick Valley Telephone Co.	1,100	12
Windstream Corp.	31,624	263

		29,302

Transportation 1.9%
AirTran Holdings, Inc. *	5,800	40
Alaska Air Group, Inc. *	1,900	32
Alexander & Baldwin, Inc.	3,400	91
AMERCO *	900	29
AMR Corp. *	25,200	120
Arkansas Best Corp.	1,100	25
Atlas Air Worldwide Holdings, Inc. *	3,000	80
Burlington Northern Santa Fe Corp.	30,300	2,045
C.H. Robinson Worldwide, Inc.	15,000	797
Con-way, Inc.	4,500	112
Continental Airlines, Inc., Class B *	10,000	105
CSX Corp.	36,700	1,086
Delta Air Lines, Inc. *	50,000	308
Dollar Thrifty Automotive Group, Inc. *	3,500	13
Expeditors International of Washington, Inc.	16,200	562
FedEx Corp.	29,063	1,626
Forward Air Corp.	2,600	43
Genco Shipping & Trading Ltd.	5,500	105
Heartland Express, Inc.	8,941	134
Hertz Global Holdings, Inc. *	26,000	177
Horizon Lines, Inc., Class A	5,200	28
Hub Group, Inc., Class A *	4,400	101
J.B. Hunt Transport Services, Inc.	13,000	366
JetBlue Airways Corp. *	23,462	116
Kansas City Southern *	7,550	115
Kirby Corp. *	5,600	173
Knight Transportation, Inc.	9,050	160
Landstar System, Inc.	15,200	541
MAIR Holdings, Inc. (a)(d)*	1,100	3
Norfolk Southern Corp.	34,500	1,231
Old Dominion Freight Line, Inc. *	4,050	114
Pacer International, Inc.	2,800	12
Park-Ohio Holdings Corp. *	2,600	12
Pinnacle Airlines Corp. *	7,500	16
Quixote Corp.	1,300	4
Republic Airways Holdings, Inc. *	7,500	54
Ryder System, Inc.	6,400	177
Saia, Inc. *	6,100	80
SkyWest, Inc.	4,000	48
Southwest Airlines Co.	64,125	448
UAL Corp. *	10,600	52
Union Pacific Corp.	44,000	2,162
United Parcel Service, Inc., Class B	91,480	4,788
US Airways Group, Inc. *	5,900	22
Werner Enterprises, Inc.	5,832	95
YRC Worldwide, Inc. *	5,004	15

		18,463

Utilities 3.7%
AGL Resources, Inc.	6,800	212
Allegheny Energy, Inc.	14,400	373
ALLETE, Inc.	5,233	136
Alliant Energy Corp.	11,800	264
Ameren Corp.	20,100	463
American Electric Power Co., Inc.	37,820	998
American Water Works Co., Inc.	20,000	360
Aqua America, Inc.	12,094	222
Atmos Energy Corp.	9,200	227
Avista Corp.	7,800	117
Black Hills Corp.	3,900	78
Calpine Corp. *	36,900	299
CenterPoint Energy, Inc.	29,100	310
Central Vermont Public Services Corp.	6,200	106
CH Energy Group, Inc.	1,900	84
Cleco Corp.	6,400	135
CMS Energy Corp.	19,900	239
Consolidated Edison, Inc.	23,500	873
24     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Constellation Energy Group, Inc.	19,500	470
Dominion Resources, Inc.	53,480	1,613
DPL, Inc.	11,452	257
DTE Energy Co.	13,801	408
Duke Energy Corp.	113,556	1,568
Dynegy, Inc., Class A *	39,081	70
Edison International	37,710	1,075
El Paso Electric Co. *	5,300	73
Energen Corp.	5,200	188
Entergy Corp.	15,700	1,017
EQT Corp.	9,800	330
Exelon Corp. *	59,474	2,744
FirstEnergy Corp.	28,217	1,154
Florida Public Utilities Co.	1,599	20
FPL Group, Inc.	37,900	2,039
Great Plains Energy, Inc.	9,341	135
Hawaiian Electric Industries, Inc.	7,700	120
IDACORP, Inc.	4,200	101
Integrys Energy Group, Inc.	7,540	199
MDU Resources Group, Inc.	16,425	289
MGE Energy, Inc.	2,000	61
Middlesex Water Co.	3,000	42
Mirant Corp. *	17,700	225
National Fuel Gas Co.	8,800	288
New Jersey Resources Corp.	6,225	205
Nicor, Inc.	3,000	96
NiSource, Inc.	22,864	251
Northeast Utilities	15,624	328
Northwest Natural Gas Co.	5,700	233
NorthWestern Corp.	7,100	149
NRG Energy, Inc. *	20,700	372
NSTAR	7,734	243
NV Energy, Inc.	20,476	210
OGE Energy Corp.	6,500	167
ONEOK, Inc.	12,900	338
Ormat Technologies, Inc.	2,800	99
Pepco Holdings, Inc.	16,800	201
PG&E Corp.	33,900	1,258
Piedmont Natural Gas Co., Inc.	6,300	154
Pinnacle West Capital Corp.	9,800	268
PNM Resources, Inc.	5,500	47
Portland General Electric Co.	5,200	95
PPL Corp.	32,500	972
Progress Energy, Inc.	25,159	858
Public Service Enterprise Group, Inc.	44,000	1,313
Questar Corp.	16,200	481
Reliant Energy, Inc. *	28,125	139
SCANA Corp.	10,405	314
Sempra Energy	21,675	997
South Jersey Industries, Inc.	2,500	87
Southern Co.	68,600	1,981
Southwest Gas Corp.	3,600	73
Spectra Energy Partners L.P.	2,000	45
TECO Energy, Inc.	23,700	251
The AES Corp. *	60,096	425
The Laclede Group, Inc.	3,300	114
UGI Corp.	10,700	245
UIL Holdings Corp.	3,166	73
Unisource Energy Corp.	3,800	100
Unitil Corp.	600	12
Vectren Corp.	5,766	128
Westar Energy, Inc.	8,200	144
WGL Holdings, Inc.	3,000	93
Wisconsin Energy Corp.	11,400	456
Xcel Energy, Inc.	39,195	723

		34,720

Total Common Stock (Cost $1,084,714)		929,276

Foreign Common Stock 0.2% of net assets

Bermuda 0.2%
Capital Goods 0.0%
Aircastle Ltd.	5,500	36
Consumer Services 0.0%
Orient-Express Hotels Ltd., Class A	1,600	10

Diversified Financials 0.1%
Invesco Ltd.	35,000	515
Lazard Ltd., Class A	7,300	200
		715

Insurance 0.1%
Assured Guaranty Ltd.	6,500	63
Flagstone Reinsurance Holdings Ltd.	7,500	69
Platinum Underwriters Holdings, Ltd.	4,500	129
Validus Holdings Ltd.	6,500	146
		407

Software & Services 0.0%
Genpact Ltd. *	15,000	135

Telecommunication Services 0.0%
Global Crossing Ltd. *	4,600	33

		1,336

British Virgin Islands 0.0%

Transportation 0.0%
UTI Worldwide, Inc. *	4,300	58
See financial notes.     25

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Total Foreign Common Stock (Cost $2,428)		1,394

Preferred Stock 0.1% of net assets

Health Care Equipment & Services 0.0%
Inverness Medical Innovations, Inc., Class B *	154	30
National Healthcare Corp., Series A *	2,300	27

		57
Real Estate 0.1%
Simon Property Group, Inc.	22,981	1,186

Total Preferred Stock (Cost $955)		1,243

Rights 0.0% of net assets

Capital Goods 0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. — CVR *	14,000	5

Pharmaceuticals 0.0%
Indevus Pharmaceuticals, Inc. (a)*	1,800	—

Total Rights (Cost $13)		5

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 1.5% of net assets

Commercial Paper & Other Obligations 1.3%
Citibank, New York Time Deposit
0.03%, 05/01/09	12,093	12,093

U.S. Treasury Obligations 0.2%
U.S. Treasury Bill
0.09%, 06/18/09 (b)	50	50
0.10%, 06/18/09 (b)	916	916
0.15%, 06/18/09 (b)	155	155
0.16%, 06/18/09 (b)	500	500

		1,621

Total Short-Term Investments (Cost $13,714)		13,714

End of Investments.

	Number of	Value
Security	Shares	($ x 1,000)
Collateral Invested for Securities on Loan 0.1% of net assets

Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust	972,130	972
End of collateral invested for securities on loan.
(All dollar amounts are x 1,000) At 04/30/09, the tax basis cost of the fund’s investments was $1,100,890 and the unrealized appreciation and depreciation were $173,315 and ($328,573), respectively, with a net unrealized depreciation of ($155,258).

*	Non-income producing security.

(a)	Fair-valued by Management.

(b)	All or a portion of this security is held as collateral for open futures contracts.

(c)	Issuer is affiliated with the fund’s adviser.

(d)	Illiquid security. At the period end, the value of these amounted to $3 or 0.0% of net assets.

(e)	All or a portion of this security is on loan.

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust
In addition to the above, the fund held the following at 04/30/09. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains
Futures Contracts

Russell 2000 Index, e-mini, Long, expires 06/19/09	150	7,301	951
S & P 500 Index, e-mini, Long, expires 06/19/09	120	5,220	499

Net unrealized gains on futures			1,450
26     See financial notes.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Code of ethics — not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Capital Trust

By:	/s/ Randall W. Merk Randall W. Merk
Chief Executive Officer
Date: 06/09/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk Randall W. Merk
Chief Executive Officer
Date: 06/09/09

By:	/s/ George Pereira George Pereira
Principal Financial Officer
Date: 06/15/09